UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AlphaTime Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

AlphaTime Acquisition Corp
and

PROSPECTUS FOR UP TO 14,429,226 ORDINARY SHARES OF HCYC HOLDING COMPANY, 6,900,000 WARRANTS OF HCYC HOLDING COMPANY, AND 6,900,000 ORDINARY SHARES OF HCYC HOLDING COMPANY ISSUABLE UPON EXERCISE OF WARRANTS OF HCYC HOLDING COMPANY

The board of directors of AlphaTime Acquisition Corp (the “AlphaTime Board”), a Cayman Islands exempted company (“AlphaTime”), has unanimously approved the Agreement and Plan of Merger, as amended, (the “Merger Agreement”) by and among AlphaTime, HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), and HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC” or the “Company”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) by which (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger (the “First SPAC Merger”); (ii) immediately following the First SPAC Merger, AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger (the “Second SPAC Merger” and together with the First SPAC Merger, the “Initial Mergers”); and (iii) following the Initial Mergers, HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger (the “Acquisition Merger” and together with the Initial Mergers, collectively, the “Mergers”). The Merger Agreement is attached to this proxy statement/prospectus as Annex A. As used in this proxy statement/prospectus, “we,” “us,” “our company,” “our,” and “HCYC” refer to PubCo.

AlphaTime Shareholders are being asked to consider a vote upon the Business Combination and certain proposals related thereto as described in this proxy statement/prospectus. As a result of, and upon consummation of, the Business Combination, each of Merger Sub 2 and HCYC shall become a wholly-owned subsidiary of PubCo, and PubCo shall become a new public company owned by the prior AlphaTime Shareholders, the prior holders of HCYC Shares (defined below), and other investors of PubCo (if any). PubCo plans to apply for listing, to be effective at the time of the Closing of the Business Combination, of the ordinary shares of PubCo (“PubCo Ordinary Shares”) on the Nasdaq Stock Market LLC (“Nasdaq”) and seek to obtain clearance by The Depository Trust Company (“DTC”) as promptly as practicable following the issuance hereof, subject to official notice of issuance, prior to the Closing Date under the symbols “HCYC and HCYCW.”

Pursuant to the Merger Agreement, (i) at the effective time of the First SPAC Merger, each ordinary share of AlphaTime (“ATMC Ordinary Share”) issued and outstanding immediately prior to the effective time of the First SPAC Merger shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, one PubCo Ordinary Share, (ii) at the effective time of the Acquisition Merger, each ordinary share of HCYC (“HCYC Ordinary Share”) shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, such number of PubCo Ordinary Shares that is equal to the Exchange Ratio (as defined below).

The multiple merger structure was chosen by the parties to the Merger Agreement for business, legal and accounting reasons. In particular, given PubCo’s eligibility as a foreign private issuer, its reporting obligations under U.S. securities laws will be less burdensome compared to domestic registrants and PubCo will be able to prepare and file its financial statements in accordance with the International Financial Reporting Standards. Such benefit will not be available immediately upon Closing (defined below) if the Business Combination were to be conducted through a reverse triangular merger in which HCYC would be acquired directly by AlphaTime, which would continue to report as a domestic registrant upon Closing until further assessment of factors such as its shareholder base and location of assets at a future date pursuant to U.S. securities laws. Operationally, following the Business Combination conducted via the proposed structure, PubCo will be a holding company that will operate HCYC’s current business through its subsidiaries, which is consistent with the expectations of HCYC and AlphaTime’s management in relation to post-Business Combination corporate and operational structure.

In addition, the Initial Mergers are structured as two separate mergers primarily for U.S. tax reasons. The exchange of ATMC Securities (as defined in the section entitled “Material U.S. Federal Income Tax Considerations”) for PubCo Securities (as defined in the section entitled “Material U.S. Federal Income Tax Considerations”) pursuant to the Business Combination is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. See the section entitled “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - Material U.S. Federal Income Tax Considerations - Consequences of the Business Combination - Qualification of the Initial Mergers as a Reorganization.” The Initial Mergers that effect the exchange of ATMC Securities for PubCo Securities are structured as a two-step merger in the form of the First SPAC Merger and the Second SPAC Merger to reduce the risk that holders will be subject to U.S. federal income tax on the exchange of their ATMC Securities for PubCo Securities.

No PubCo Ordinary Shares will be offered to investors in mainland China. The PubCo Ordinary Shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) (“Companies (Winding Up and Miscellaneous Provisions) Ordinance”) or which do not constitute an invitation to the public within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (“Securities and Futures Ordinance”), or (ii) to “professional investors” as defined in the Securities and Futures Ordinance and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance, and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” in Hong Kong as defined in the Securities and Futures Ordinance and any rules made thereunder. As of the date of this prospectus, no action has been taken in Hong Kong that would permit a public offering of the PubCo Ordinary Shares, the possession, circulation or distribution of this prospectus or any other material relating to us or the PubCo Ordinary Shares.

HCYC, through its operating subsidiary HCYC Wealth Management (Asia) Company Limited (“HCYC HK”) is located in Hong Kong, China where all of its assets are held and all of its operations are conducted. Hong Kong is a special administrative region of China, and is therefore currently subject to the complex and rapidly evolving laws and regulations there. HCYC HK does not have any plan to establish operations in the PRC. The national laws adopted by the PRC are generally not applicable to Hong Kong according to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”). The Basic Law came into effect on July 1, 1997. It is the constitutional document of Hong Kong, which sets out the PRC’s basic policies regarding Hong Kong. The principle of “one country, two systems” is a prominent feature of the Basic Law, which dictates that Hong Kong will retain its unique common law and capitalist system for 50 years after the handover in 1997. Under the principle of “one country, two systems”, Hong Kong’s legal system, which is different from that of the PRC, is based on common law, supplemented by statutes.

According to Article 18 of the Basic Law, national laws adopted by the PRC shall not be applied in Hong Kong, except for those listed in Annex III to the Basic Law, such as the laws in relation to the national flag, national anthem, and diplomatic privileges and immunities. Further, there is no legislation stating that the laws in Hong Kong should be commensurate with those in the PRC. Despite the foregoing, the legal and operational risks of operating in China also apply to businesses operating in Hong Kong and Macau, and the Chinese government may exercise significant oversight and discretion over the conduct of HCYC HK’s business in Hong Kong and may intervene in or influence their operations at any time, which could result in a material change in operations and/or the value of the PubCo Ordinary Shares.

HCYC HK does not have any operations in mainland China and it does not have any plan to establish operations in the PRC. However, its operations may still be affected by decisions made by the PRC Government. China has sovereignty over Hong Kong and therefore can exert substantial influence on Hong Kong matters which may have an impact on HCYC. The PRC, Chinese regulatory authorities could disallow the holding company structure, which would likely result in a material change in operations and/or a material change in the value of the PubCo Ordinary Shares, and could cause the value of the PubCo Ordinary Shares to significantly decline or become worthless. See the section entitled “Risk Factors - Risks Related to HCYC.”

HCYC is, and following the completion of the Business Combination, PubCo will be subject to a number of prohibitions, restrictions and potential delisting risk under the Holding Foreign Companies Accountable Act (the “HFCAA”). Pursuant to the HFCAA and related regulations, if PubCo has filed an audit report issued by a registered public accounting firm that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that it is unable to inspect and investigate completely, the Securities and Exchange Commission (the “SEC”) will identify PubCo as a “Commission-identified Issuer,” and the trading of PubCo’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the United States, will be prohibited if following the completion of the Business Combination, PubCo is identified as a Commission-identified Issuer for two consecutive years.

In August 2022, the PCAOB, the China Securities Regulatory Commission (the “CSRC”) and the Ministry of Finance of the PRC signed a Statement of Protocol (the “Statement of Protocol”), which establishes a specific and accountable framework for the PCAOB to conduct inspections and investigations of PCAOB-governed accounting firms in mainland China and Hong Kong. On December 15, 2022, the PCAOB announced that it was able to secure complete access to inspect and investigate PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong completely in 2022. On December 29, 2022, the Consolidated Appropriations Act, 2023 (the “CAA”) was signed into law by President Biden. The CAA, among other things, reduced the number of consecutive non-inspection years required for triggering the prohibitions under the HFCAA as it was originally passed from three years to two, and thus, reduced the time before PubCo’s securities may be prohibited from trading or delisted. The PCAOB vacated its previous 2021 determinations that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong. However, whether the PCAOB will continue to be able to satisfactorily conduct inspections of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong is subject to uncertainties and depends on a number of factors out of PubCo and its auditor’s control.

HCYC’s auditor, Simon & Edward, LLP, is an independent registered public accounting firm in the United States located in Los Angeles, California. The audit report included in this prospectus was issued by Simon & Edward, LLP, who are registered with the PCAOB and can be inspected by the PCAOB. We have no intention of dismissing Simon & Edward, LLP in the future or of engaging any auditor not subject to regular inspection by the PCAOB. There is no guarantee, however, that any future auditor engaged by the HCYC would remain subject to full PCAOB inspection during the entire term of our engagement. If it is later determined that the PCAOB is unable to inspect or investigate our auditor completely, investors may be deprived of the benefits of such inspection. Any audit reports not issued by auditors that are completely inspected by the PCAOB, or a lack of PCAOB inspections of audit work undertaken in China that prevents the PCAOB from regularly evaluating our auditors’ audits and their quality control procedures, could result in a lack of assurance that our financial statements and disclosures are adequate and accurate. In addition, under the HFCAA, our securities may be prohibited from trading on the Nasdaq or other U.S. stock exchanges if our auditor is not inspected by the PCAOB for two consecutive years, and this ultimately could result in our Ordinary Shares being delisted. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which was signed into law on December 29, 2022, amending the HFCAA and requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three.

On February 17, 2023, the CSRC promulgated Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies (the “Overseas Listing Trial Measures”) and circulated five supporting guidelines, which became effective on March 31, 2023. The Overseas Listing Trial Measures regulate both direct and indirect overseas offering and listing of PRC domestic companies’ securities by adopting a filing-based regulatory regime.

In light of China’s extension of its authority into Hong Kong, HCYC may be subject to risks arising from the legal system in Hong Kong and China associated with HCYC HK’s operations. After HCYC management’s review of PRC laws and regulations regarding the filing requirements, as of the date of this prospectus, HCYC does not believe that they are required to obtain the approval from or complete the filing with the CSRC pursuant to the Trial Administrative Measures for this offering. Additionally, HCYC has been advised by Yingke Law Firm, our PRC counsel, that based on their understanding of the current PRC laws and regulations, as of the date of this prospectus, HCYC and its operating subsidiary HCYC HK, are not required to obtain any permissions or approvals from Hong Kong authorities for the continued listing of our ordinary shares in the U.S. and issuing our ordinary shares to foreign investors. Thus, HCYC has not submitted an application for approval for this offering with the CSRC. HCYC has obtained a legal opinion from Yingke Law Firm regarding this matter, based on the facts that (i) its principal business activities, via HCYC HK, are conducted in Hong Kong, not Mainland China (ii) its principal place of business is in Hong Kong, not Mainland China; and, (iii) all of its directors and officers are citizens of Hong Kong and reside in Hong Kong. As of the date of this prospectus, HCYC HK received all requisite permissions or approvals from the Hong Kong authorities to operate their businesses in Hong Kong, including but not limited to their business registration certificates. However, as the Trial Administrative Measures were newly published, there are substantial uncertainties as to its implementation and interpretation, and the CSRC may take a view that is contrary to HCYC’s understanding of the Trial Administrative Measures under the principle of “substance over form” adopted thereby regarding the determination of an “indirect overseas offering and listing by PRC domestic companies”, over which the CSRC may have substantial discretions. Furthermore, on February 24, 2023, the CSRC revised the Provisions on Strengthening the Management of Confidentiality and Archives Related to the Overseas Issuance of Securities and Overseas Listing by Domestic Companies which were issued in 2009, or the Archives Rules. The revised Archives Rules will come into effect on March 31, 2023 together with the Trial Measures. As is consistent with the Trial Measures, the revised Archives Rules will expand their application to cover indirect overseas offering and listing, by stipulating that a domestic company which plans to publicly disclose or provide to relevant individuals or entities, including securities companies, securities service providers and overseas regulators, any documents and materials containing state secrets or working secrets of government agencies, shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level.

Neither HCYC nor HCYC HK are a “domestic company” for the purposes of the Trial Measures and the Draft Rules Regarding Overseas Listing. Neither the CSRC nor any other PRC regulatory agency or administration has contacted HCYC in connection with HCYC’s or its subsidiary’s operations or proposed Offering. HCYC is currently not required to obtain regulatory approval from the CSRC nor any other PRC authorities for itself and its subsidiary’s operations in Hong Kong and proposed offering. Further, the PRC laws or regulations related to CSRC filings are not enforceable in Hong Kong.

As of the date of this prospectus, HCYC and its operating subsidiary have not received any inquiry, notice, warning or sanctions regarding our planned overseas listing from the China Securities Regulatory Commission or any other PRC governmental authorities. Regardless, if they were required to obtain approval in the future and were denied permission from CSRC or Chinese authorities to list or become quoted on U.S. exchanges and/or quotation servicers, did become subject to PRC laws/authorities, they could incur material costs to ensure compliance, be subject to fines, experience devaluation of securities or delisting, no longer conduct offerings to foreign investors, and no longer be permitted to continue current business operations. This could adversely affect the ability of its securities to trade on Nasdaq as and when qualified. As a result, the value of the securities could significantly decline or become worthless.

Recent statements by the Chinese government have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China based issuers. Any future action by the Chinese government expanding the categories of industries and companies whose foreign securities offerings are subject to government review could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless. Recently, the PRC government initiated a series of regulatory actions and made a number of public statements on the regulation of business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using a variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. As advised by our Hong Kong counsel, as of the date of this prospectus, HCYC and its operating subsidiary are not directly subject to these regulatory actions or statements, as they have not implemented any monopolistic behavior, do not have variable interest entity structure, and our business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. See “Risk Factors - Risks Related to HCYC.”

Additionally, HCYC’s management has assessed the criteria to determine whether approval is needed from the Cybersecurity Administration Committee (“CAC”) or PRC authorities for this offering. The current-effective China Cybersecurity Review Measures released by relevant PRC governmental authorities in December 2021 requires platforms that contain data of 1 million or more users to undergo a cybersecurity review if they plan to list overseas. HCYC and HCYC HK do not collect and store consumer data. They also do not have more than 1 million users and, as such, are not required to undergo any review or obtain any form of permission. As the Hong Kong subsidiary has not been involved in the collection of user data, implicate cybersecurity, or involved any other type of restricted industry, it is not required to seek permission or filing requirements from the CAC.

Recent statements by the Chinese government have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China based issuers. Any future action by the Chinese government expanding the categories of industries and companies whose foreign securities offerings are subject to government review could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless. Recently, the PRC government initiated a series of regulatory actions and made a number of public statements on the regulation of business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using a variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. As of the date of this prospectus, management has assessed and believes HCYC and HCYC HK are not directly subject to these regulatory actions or statements, as they have not implemented any monopolistic behavior, do not have variable interest entity structure, and their business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry.

HCYC’s equity structure is a direct shareholding structure, that is, it directly controls its operating subsidiary HCYC HK. Within the direct holding structure, the use of funds within the corporate group is legal and compliant with the laws and regulations of Hong Kong and the Cayman Islands. Because HCYC has no actual operations, there is no funding for this entity and all the revenue that is generated by HCYC HK is used to operate HCYC HK. At the close of this offering, the funds can be directly transferred to the operating subsidiary. At present, HCYC have never distributed any dividends and does not intend to in the future. However, if HCYC decides to distribute dividends to its shareholders, it will transfer the dividends from the operating subsidiary, HCYC HK, in accordance with the laws and regulations of Hong Kong and other countries. Then HCYC HK will transfer the dividends to HCYC, and the dividends will be distributed from HCYC to all shareholders respectively in proportion to the shares they hold, regardless of whether the shareholders are U.S. investors or investors in other countries or regions.

As a smaller company, HCYC does not have specific cash management policies and procedures that dictate how funds are transferred throughout the organization. HCYC’s general policy, however, has been to keep funds within the entities where they are raised or generated in order to support the local entity’s operations. For example, if the funds are generated in a Hong Kong subsidiary, then HCYC’s general approach will be to use those funds to support the Hong Kong entity’s operations, with the exception of required funding for capital investments. HCYC does not have any contractual agreements in place its operating subsidiary that establishes control over it. HCYC controls its operating subsidiary by virtue of holding all of the voting interest.

As of the date of this prospectus, no transfers, dividends, or distributions have been made between HCYC and HCYC HK. Further, no transfers, dividends, or distributions have been made to investors. Please see our Consolidated Financial Statements starting on page F-1.

Proposals to approve the Merger Agreement and the other matters discussed in this proxy statement/prospectus shall be presented at the Extraordinary General Meeting scheduled to be held on December 5, 2025.

This proxy statement/prospectus provides you with detailed information about the Business Combination and other matters to be considered at the Extraordinary General Meeting of AlphaTime Shareholders. We encourage you to carefully read this entire document. You should, in particular, carefully consider the risk factors described in “Risk Factors” beginning on page of this proxy statement/prospectus.

This proxy statement/prospectus is dated November 14, 2025 and is first being mailed to AlphaTime Shareholders on or about November 14, 2025.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

AlphaTime Acquisition Corp

A Cayman Islands Exempted Company

420 Lexington Avenue, Room 2446

New York, NY 10170

NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON December 5, 2025

TO THE SHAREHOLDERS OF ALPHATIME ACQUISITION CORP:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of AlphaTime Acquisition Corp, a Cayman Islands exempted company (“AlphaTime”), at 10:00 a.m., Eastern time, on December 5, 2025 at the offices of Winston & Strawn LLP, 800 Capitol St., STE 2400, Houston, Texas and virtually at https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025), and on such other date and at such other place to which the meeting may be adjourned. We are planning for the Extraordinary General Meeting to be held virtually over the Internet, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association. This proxy statement/prospectus includes instructions on how to access the virtual Extraordinary General Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity.

The Extraordinary General Meeting shall be held for the following purpose for considering and voting on the following proposals:

1. a proposal, as an ordinary resolution, that the Agreement and Plan of Merger dated as of January 5, 2024, as amended on August 19, 2024, (the “Merger Agreement”) by and among AlphaTime, HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), and HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC” or the “Company”) a copy of which is attached to the accompanying proxy statement/prospectus as Annex A and the transactions contemplated thereunder including (i) Merger Sub 1 merging with and into AlphaTime with AlphaTime being the surviving entity (the “First SPAC Merger”, and the surviving entity, the “Initial SPAC Surviving Sub”), (ii) immediately following the First SPAC Merger, AlphaTime merging with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (iii) following the Initial Mergers, Merger Sub 3 merging with and into HCYC (the “Acquisition Merger”, and together with the Initial Mergers, the “Mergers”), with HCYC being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the Mergers and other transactions contemplated by the Merger Agreement are collectively referred to as the “Business Combination”), be and is hereby confirmed, approved, adopted and ratified in all respects (the “Business Combination Proposal”);

2. a proposal, as a special resolution, that (a) the First SPAC Merger and the plan of merger in connection with the First SPAC Merger, the form of which is attached to the accompanying proxy statement/prospectus as Annex D (the “First Plan of Merger”), and any and all transactions provided for in the First Plan of Merger including, without limitation, at the effective time of the First SPAC Merger, (i) the memorandum and articles of association of AlphaTime will be deleted in their entirety and in substitution in their place of the fourth amended and restated memorandum and articles of association of AlphaTime (as the surviving entity) in the form attached as Annexure 2 to the First Plan of Merger (the “Surviving AlphaTime Articles”); and (ii) the authorised share capital of AlphaTime shall be amended as follows: (A) every 10,000 preference shares of a par value of US$0.0001 each shall be consolidated into one preference share of a par value of US$1.00 and be redesignated as ordinary shares of US$1.00 par value each; (B) every 10,000 ordinary shares of a par value of US$0.0001 each shall be consolidated into one ordinary share of a par value of US$1.00; and (C) 29,900 authorized but unissued ordinary shares of a par value of US$1.00 each shall be created, with such rights, privileges and conditions as set out in the Surviving AlphaTime Articles, such that following these changes, the authorised share capital of AlphaTime shall be increased to US$50,000 divided into 50,000 ordinary shares of a par value of US$1.00 each; and (b) the Second SPAC Merger and the plan of merger in connection with the Second SPAC Merger, the form of which is attached to the accompanying proxy statement/prospectus as Annex E (the “Second Plan of Merger”), and any and all transactions provided for in the Second Plan of Merger, be approved and authorized in all respects (collectively, the “Initial Mergers Proposal”); and

3. if presented, a proposal, as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment Proposal”).

Each of the Business Combination Proposal and Initial Mergers Proposal are cross-conditioned on the approval of each other, but the Adjournment Proposal are not cross-conditioned on the approval of the others.

As further described in the accompanying proxy statement/prospectus, subject to the terms and conditions of the Merger Agreement, the following transactions will occur:

1. (i) the First SPAC Merger, (ii) immediately following the First SPAC Merger, the Second SPAC Merger and (iii) following the Initial Mergers, the Acquisition Merger with HCYC being the surviving entity and becoming a wholly-owned subsidiary of PubCo; and

2. each ordinary share of AlphaTime (“ATMC Ordinary Share”) issued and outstanding immediately prior to the effective time of the First SPAC Merger shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, one class A ordinary share of PubCo (“PubCo Ordinary Share”).

Under the Merger Agreement, the approval of the Business Combination Proposal and the Initial Mergers Proposal by the requisite vote of AlphaTime Shareholders is a condition to the consummation of the Business Combination. If these proposals are not approved by AlphaTime Shareholders, the Business Combination shall not be consummated.

The Adjournment Proposal, if adopted, shall allow the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary. In no event shall AlphaTime solicit proxies to adjourn the Extraordinary General Meeting or consummate the Business Combination and related transactions beyond the date by which it may properly do so under the Existing AlphaTime Articles (defined below) and the Companies Act (As Revised) of the Cayman Islands (the “Cayman Companies Act”). The purpose of the Adjournment Proposal is to provide more time to meet the requirements that are necessary to consummate the Business Combination and related transactions. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in the accompanying proxy statement/prospectus.

Each of these proposals is more fully described in the accompanying proxy statement/prospectus, which each AlphaTime shareholder is encouraged to read carefully and in its entirety.

In connection with the Business Combination, certain related agreements have been entered into prior to the closing of the Business Combination, including the Sponsor Support Agreement (defined below) and the HCYC Shareholder Support Agreement (defined below). See the sections entitled “the Business Combination Proposal - Support Agreements - Sponsor Support Agreement, and - HCYC Shareholder Support Agreement” in the accompanying proxy statement/prospectus for more information.

Pursuant to the Existing AlphaTime Articles, a holder of AlphaTime’s public shares (an “AlphaTime Public Shareholder”) may request that AlphaTime redeem all or a portion of such public shares for cash in connection with the completion of the Business Combination. Holders of units must elect to separate the units into the underlying public shares, warrants and rights prior to exercising redemption rights with respect to the public shares. If holders hold their Public Unit in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and rights, or if a holder holds units registered in its own name, the holder must contact Equiniti Stock Transfer & Trust Company (“Equiniti”), AlphaTime’s transfer agent, directly and instruct it to do so. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Equiniti in order to validly redeem its shares. Public AlphaTime Shareholders may elect to redeem their public shares regardless of whether or not they vote on any of the Proposals and whether they vote “For” or “Against” any of the Proposals. If the Business Combination is not consummated, the public shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a public AlphaTime Shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Equiniti, AlphaTime will redeem such public shares for a per-share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to AlphaTime for tax purposes. For illustrative purposes, as of August 15, 2025, this would have amounted to approximately US$11.93 per issued and outstanding share. If a AlphaTime Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its public shares for cash and will no longer own public shares (but will continue to own rights). See the section entitled “Extraordinary General Meeting of AlphaTime Shareholders -Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Notwithstanding the foregoing, a public AlphaTime Shareholder, together with any affiliate of such public AlphaTime Shareholder or any other person with whom such public AlphaTime Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares. Accordingly, if a AlphaTime Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

The Sponsor and each of the AlphaTime officers and directors have agreed to, among other things, vote all of their ATMC Ordinary Shares in favor of the proposals being presented at the Extraordinary General Meeting and waive their redemption rights with respect to their ATMC Ordinary Shares in connection with the consummation of the Business Combination. As of the date of the accompanying proxy statement/prospectus, on an as-converted basis, the Sponsor owns approximately 61.5% of the issued and outstanding ATMC Ordinary Shares. The Merger Agreement is subject to the satisfaction or waiver of certain other closing conditions as described in the accompanying proxy statement/prospectus. There can be no assurance that the parties to the Merger Agreement would waive any such closing condition. In addition, in no event will AlphaTime redeem public shares in an amount that would cause AlphaTime’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) to be less than US$5,000,001 after giving effect to the transactions contemplated by the Merger Agreement.

On September 28, 2021, the Sponsor acquired 1,437,500 ATMC Ordinary Shares for an aggregate purchase price of $25,000. On January 8, 2022, the Sponsor acquired an additional 287,500 ATMC Ordinary Shares for no additional consideration, resulting in the sponsor holding an aggregate of 1,725,000 ATMC Ordinary Shares. Prior to the initial investment in the company of $25,000 by the sponsor, AlphaTime had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares would represent approximately 20% of the outstanding shares upon completion of the IPO (excluding the private shares and shares underlying the IPO). Concurrent with the closing of the IPO, the Sponsor sold to Chardan or its designees 132,825 of these ATMC Ordinary Shares at a purchase price of $2.00 per share and an aggregate purchase price of $265,650.

On November 9, 2021, AlphaTime entered into an agreement with TenX Global Capital LP (“TenX”) to provide AlphaTime with advisory service in connection with its Initial Public Offering and business combination, to assist in hiring consultants and other service providers and other relevant services to commence trading including filing the necessary documents as part of the transaction. TenX will also assist in preparing AlphaTime for investor presentations, conferences for due diligence, deal structuring and term negotiations. As compensation for TenX’s services to AlphaTime, AlphaTime has paid an aggregate of $200,000 to TenX.

AlphaTime is providing the accompanying proxy statement/prospectus and accompanying proxy card to AlphaTime Shareholders in connection with the solicitation of proxies to be voted at the Extraordinary General Meeting and at any adjournments of the Extraordinary General Meeting. Information about the Extraordinary General Meeting, the Business Combination and other related business to be considered by AlphaTime Shareholders at the Extraordinary General Meeting is included in the accompanying proxy statement/prospectus. Whether or not you plan to attend the Extraordinary General Meeting, all of AlphaTime Shareholders should read the accompanying proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 57 of the accompanying proxy statement/prospectus.

After careful consideration, AlphaTime’s board of directors has unanimously approved the Business Combination and determined that the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal are advisable and fair to and in the best interest of AlphaTime and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the Initial Mergers Proposal and “FOR” the Adjournment Proposal, if presented. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that AlphaTime’s directors and AlphaTime’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal - Interests of AlphaTime Directors and Officers in the Business Combination” in the accompanying proxy statement/prospectus for a further discussion of these considerations.

The approval of the Business Combination Proposal and the Adjournment Proposal will each be approved and adopted only if holders of at least a majority of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote and voted at the Extraordinary General Meeting vote “FOR” these proposals. The approval of the Initial Mergers Proposal will be approved and adopted only if holders of a majority of at least two-thirds of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote and voted at the Extraordinary General Meeting vote “FOR” the proposal. Neither a shareholder’s failure to vote during the Extraordinary General Meeting or by proxy nor an abstention will be considered a vote “FOR.” An abstention will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Extraordinary General Meeting, please sign, date, vote and return the enclosed proxy card as soon as possible in the envelope provided to make sure that your shares are represented at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. The Business Combination will be consummated only if the Business Combination Proposal and the Initial Mergers Proposal is approved at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in the accompanying proxy statement/prospectus.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR ATMC ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS BEFORE THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES SHALL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER, BANK OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION ENTITLED “EXTRAORDINARY GENERAL MEETING OF AlphaTime SHAREHOLDERS - REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

On behalf of the AlphaTime Board, I would like to thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

/s/ Xinfeng Feng
Xinfeng Feng
Chairwoman of the Board of Directors

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The accompanying proxy statement/prospectus is dated November 14, 2025, and is first being mailed to shareholders on or about November 14, 2025.

ANNEXES

i

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (“SEC”) by PubCo, constitutes a prospectus of PubCo under Section 5 of the U.S. Securities Act of 1933, as amended (the “Securities Act”) with respect to the PubCo Ordinary Shares to be issued pursuant to the Merger Agreement, if the Business Combination described herein is consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) with respect to the Extraordinary General Meeting of AlphaTime Shareholders at which AlphaTime Shareholders shall be asked to consider and vote upon proposals to approve the Business Combination Proposal and to adjourn the meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to adopt each of the Business Combination Proposal or the Adjournment Proposal.

References to “U.S. Dollars” and “US$” in this proxy statement/prospectus are to United States dollars, the legal currency of the United States. Discrepancies in any table between totals and sums of the amounts listed are due to rounding. Certain amounts and percentages have been rounded; consequently, certain figures may add up to be more or less than the total amount and certain percentages may add up to be more or less than 100% due to rounding. In particular and without limitation, amounts expressed in millions contained in this prospectus have been rounded to a single decimal place for the convenience of readers.

1

INDUSTRY AND MARKET DATA

In this proxy statement/prospectus, HCYC relies on and refers to industry data, information and statistics regarding the markets in which it competes from research as well as from publicly available information, industry and general publications and research and studies conducted by third parties. HCYC has supplemented this information where necessary with its own internal estimates and information, taking into account publicly available information about other industry participants and the management’s best view as to information that is not publicly available. This information appears in “Business of HCYC” in this proxy statement/prospectus. HCYC has taken such care as it considers reasonable in the extraction and reproduction of information from such data from third-party sources.

Industry publications, research, studies and forecasts generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement/prospectus. These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors.” These and other factors could cause results to differ materially from those expressed in the forecasts or estimates from independent third parties and HCYC.

2

ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about AlphaTime from other documents that are not included in or delivered with this proxy statement/prospectus. This information is available for you to review on the website of the U.S. Securities and Exchange Commission at www.sec.gov. You can also obtain the documents incorporated by reference into this proxy statement/prospectus free of charge by requesting them in writing or by telephone from the appropriate company at the following address:

Suite 1008, 10/F, Ocean Centre

Harbour City, 5 Canton Road

Tsim Sha Tsui, HK

To obtain timely delivery, AlphaTime Shareholders must request the materials no later than five business days prior to the Extraordinary General Meeting, or by November 28, 2025.

You also may obtain additional proxy cards and other information related to the proxy solicitation by contacting the appropriate contact listed above. You will not be charged for any of these documents that you request.

For a more detailed description of the information incorporated by reference in this proxy statement/prospectus and how you may obtain it, see the section entitled “Where You Can Find More Information.”

3

FINANCIAL STATEMENTS PRESENTATION

AlphaTime

The historical financial statements of AlphaTime were prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and are denominated in U.S. Dollars.

HCYC

HCYC’s historical consolidated financial statements included in this proxy statement/prospectus were prepared in accordance with U.S. GAAP and are denominated in U.S. Dollars.

PubCo

PubCo was incorporated on December 15, 2023, for the sole purpose of effectuating the transactions described herein. PubCo’s historical financial statements included in this proxy statement/prospectus were prepared in accordance with U.S. GAAP and are denominated in U.S. Dollars.

The Business Combination is made up of the series of transactions provided for in the Merger Agreement as described elsewhere within this proxy statement/prospectus. The transactions will be accounted for as a reverse recapitalization in accordance with U.S. GAAP whereby PubCo will be considered the accounting acquirer and AlphaTime will be treated as the acquired company. The net assets of AlphaTime will be stated at historical cost, with no goodwill or other intangible assets recorded.

Immediately following the Business Combination, PubCo will qualify as a foreign private issuer and will prepare its consolidated financial statements and pro forma financial statements in accordance with U.S. GAAP.

Accordingly, the unaudited pro forma condensed combined financial information and the comparative per share information that will be presented in this proxy statement/prospectus will be prepared in accordance with U.S. GAAP.

4

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the term “HCYC” refers to HCYC Group Company Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, the term “AlphaTime” refers to AlphaTime Acquisition Corp, a Cayman Island exempted company, and “PubCo” refers to HCYC Holding Company, a newly incorporated exempted company with limited liability incorporated under the laws of the Cayman Islands.

In addition, in this document:

“Acquisition Entities” means PubCo, Merger Sub 1, Merger Sub 2 and Merger Sub 3;

“Acquisition Merger” means the merger where Merger Sub 3 merges into and with HCYC, with HCYC being the surviving company and becoming a wholly-owned subsidiary of PubCo;

“Adjournment Proposal” means the AlphaTime shareholder proposal to approve the adjournment of the Extraordinary General Meeting for the purpose of soliciting additional proxies in favor of the approval of the Business Combination in the event AlphaTime does not receive the requisite shareholder vote to approve the Business Combination;

“AlphaTime Board” means the board of directors of AlphaTime;

“Amended PubCo Articles” means PubCo’s amended and restated memorandum and articles of association;

“ATMC Ordinary Shares” means ordinary shares of AlphaTime, par value $0.0001 each;

“Business Combination” means the Mergers and other transactions contemplated by the Merger Agreement;

“Business Combination Proposal” means the AlphaTime shareholder proposal on the approval of the Merger Agreement and the Business Combination;

“Cayman Companies Act” means the Companies Act (As Revised) of the Cayman Islands;

“Chardan” means Chardan Capital Markets, LLC;

“Closing” means the closing of the Business Combination;

“Closing Date” means the date of the Closing;

“Code” means the Internal Revenue Code of the 1986, as amended;

“Dissent Right” means the right of each holder of record of ATMC Ordinary Shares to dissent in respect of the First SPAC Merger pursuant to Section 238 of the Cayman Companies Act;

“DTC” means The Depository Trust Company;

“Equiniti” means Equiniti Trust Company LLC, AlphaTime’s transfer agent;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Exchange Ratio” means the quotient obtained by dividing the Per Share Equity Value by US$10.00;

“Existing AlphaTime Articles” means AlphaTime’s third amended and restated memorandum and articles of association, as further amended by special resolutions of the Company passed on 20 December 2024 and 1 October 2025;

“Extraordinary General Meeting” or the “Meeting” means an extraordinary general meeting of shareholders of AlphaTime to be held at 10:00 a.m., Eastern time, on December 5, 2025, at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States and virtually at https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025);

5

“FASB” means Financial Accounting Standards Board;

“First Plan of Merger” means the plan of merger in respect of the First SPAC Merger;

“First SPAC Merger” means the merger where Merger Sub 1 merges with and into AlphaTime, with AlphaTime being the surviving entity and becoming a wholly-owned subsidiary of PubCo;

“HCYC Ordinary Shares” means the ordinary shares in the share capital of HCYC;

“HCYC Preference Shares” means the preference shares in the share capital of HCYC;3

“HCYC Shares” means the HCYC Ordinary Shares and the HCYC Preference Shares;

“HCYC shareholder” means any shareholder of HCYC;

“HCYC Shareholder Support Agreement” means the voting and support agreement dated as of January 5, 2024, by and among AlphaTime, HCYC and certain shareholders of HCYC;

“IAS” means International Accounting Standard;

“IASB” means International Accounting Standards Board;

“Initial Closing” means the closing of the Initial Mergers;

“Initial Mergers” means the First SPAC Merger and the Second SPAC Merger;

“Initial Mergers Proposal” means the AlphaTime shareholder proposal on the approval of the Initial Mergers and the respective plans of merger;

“Initial Shareholders” means holders of the Founder Shares;

“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended;

“IPO” means AlphaTime’s initial public offering, consummated on January 4, 2023, through the sale of 6,000,000 Public Units at US$10.00 per Public Unit;

“IRS” means the U.S. Internal Revenue Service;

“JOBS Act” means the Jumpstart our Business Startups Act of 2012;

“Lock-up Agreements” means the Lock-Up Agreements substantially in the form attached to the Merger Agreement as Exhibit B, dated as of the Closing Date and to be entered into by the HCYC shareholders party thereto;

“Merger Agreement” means the agreement and plan of merger, dated January 5, 2024, as amended on August 19, 2024 (as may be amended and/or restated from time to time), by and among PubCo, AlphaTime, HCYC, Merger Sub 1, Merger Sub 2, and Merger Sub 3;

“Mergers” means collectively the Initial Mergers and the Acquisition Merger;

6

“Merger Sub 1” means ATMC Merger Sub 1 Limited, an exempted company with limited liability incorporated under the laws of Cayman Islands and a direct wholly-owned subsidiary of PubCo;

“Merger Sub 2” means ATMC Merger Sub 2 Limited, an exempted company with limited liability incorporated under the laws of Cayman Islands and a direct wholly-owned subsidiary of PubCo;

“Merger Sub 3” means HCYC Merger Sub Limited, an exempted company with limited liability incorporated under the laws of Cayman Islands and a direct wholly-owned subsidiary of PubCo;

“Nasdaq” means the Nasdaq Stock Market;

“PCAOB” means the Public Company Accounting Oversight Board;

“PFIC” means a passive foreign investment company;

“PRC” means the People’s Republic of China, which shall include the Hong Kong Special Administrative Region, the Macau Special Administrative Region, and Taiwan.

“Private Placement Unit” means the 409,200 units of AlphaTime each consisting of one ATMC Ordinary Share, one redeemable warrant and one right sold to the Sponsor price of US$10.00 per unit;

“Private Placement Warrants” means warrants of AlphaTime, each entitling the holder thereof to purchase one ATMC Ordinary Share at a price of $11.50, exercisable on the later of 30 days after the completion of AlphaTime’s initial business combination or 12 months from the closing of the IPO, which are identical to Public Warrants with certain exceptions;

“Private Rights” means rights of AlphaTime, each entitling the holder thereof to receive one-tenth (1/10) of one ATMC Ordinary Share upon consummation of AlphaTime’s initial business combination, which are identical to Public Rights with certain exceptions;

“Proposals” mean the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal;

“PubCo Ordinary Shares” means the ordinary shares, par value US$1.00, in the share capital of PubCo;

“PubCo Warrants” means warrants of PubCo, each entitling the holder thereof to purchase one PubCo Ordinary Share at a price of $11.50;

“Public Rights” means rights of AlphaTime, each entitling the holder thereof to receive one-tenth (1/10) of one ATMC Ordinary Share upon consummation of AlphaTime’s initial business combination;

“Public Shareholders” means the holders of ATMC Ordinary Shares that were sold in the IPO (whether they were purchased in the AlphaTime IPO or thereafter in the open market);

“Public Shares” means the ATMC Ordinary Shares with $0.0001 par value each sold in the AlphaTime IPO (whether they were purchased in the AlphaTime IPO as part of the Public Unit or thereafter in the open market);

“Public Unit” means units of AlphaTime issued in the IPO and concurrent private placement, each consisting of one ATMC Ordinary Share, one redeemable Public Warrant and one Public Right;

“Public Warrants” means warrants of AlphaTime, each entitling the holder thereof to purchase one ATMC Ordinary Share at a price of $11.50, exercisable on the later of 30 days after the completion of AlphaTime’s initial business combination or 12 months from the closing of the IPO;

“Record Date” means the close of business on November 7, 2025;

“Redemption” means the redemption of Public Shares for the Redemption Price;

“Redemption Price” means an amount equal to a pro rata portion of the aggregate amount then on deposit in the Trust Account in accordance with the Existing AlphaTime Articles (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing). The Redemption Price will be calculated two business days prior to the completion of the Business Combination in accordance with the Existing AlphaTime Articles;

7

“Redemption Rights” means the rights of the Public Shareholders to demand Redemption of their Public Shares into cash in accordance with the procedures set forth in the Cayman Constitutional Documents and this proxy statement/prospectus;

“Registration Rights Agreement” means the registration rights agreement wherein certain AlphaTime and HCYC equityholders will receive, on or prior to the Closing of the Business Combination, registration rights applicable to PubCo securities;

“Rule 144” means Rule 144 under the Securities Act;

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002;

“SEC” means the U.S. Securities and Exchange Commission;

“Second Plan of Merger” means the plan of merger in respect of the Second SPAC Merger;

“Second SPAC Merger” means the merger where AlphaTime merges with and into Merger Sub 2, with Merger Sub 2 being the surviving entity;

“Securities Act” means the U.S. Securities Act of 1933, as amended;

“Sponsor” means Alphamade Holding LP;

“Sponsor Support Agreement” means the support agreement dated as of January 5, 2024, by and among AlphaTime, HCYC, Sponsor and certain shareholders;

“Surviving AlphaTime Articles” means the fourth amended and restated memorandum and articles of association of AlphaTime to take effect upon the effective time of the First SPAC Merger;

“Surviving Company” means HCYC following the Acquisition Merger;

“Trust Account” means the trust account of AlphaTime that holds the proceeds from the IPO and certain of the proceeds from the sale of the private placement units;

“Underwriting Agreement” means the underwriting agreement dated December 30, 2022, between AlphaTime and Chardan;

“U.S. Dollars” and “US$” means United States dollars, the legal currency of the United States;

“U.S. GAAP” means generally accepted accounting principles in the United States; and

“VAT” means value added tax.

8

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the proposals to be presented at the Extraordinary General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to AlphaTime shareholders. AlphaTime shareholders should read this proxy statement/prospectus, including the annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the voting procedures for the Extraordinary General Meeting, which will be held at 10:00 a.m., Eastern Time, on December 5, 2025 at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025).

Q: Why am I receiving this proxy statement/prospectus?

A: AlphaTime shareholders are being asked to consider and vote upon a proposal to approve and adopt the Business Combination and certain related proposals. You are receiving this proxy statement/prospectus because you hold ATMC Ordinary Shares as of the record date for the Extraordinary General Meeting.

AlphaTime, the Acquisition Entities and HCYC have agreed to the Business Combination under the terms of the Merger Agreement that is described in this proxy statement/prospectus. The Merger Agreement provides for, among other things, the Initial Mergers and the Acquisition Merger, with HCYC surviving the Acquisition Merger as a wholly owned subsidiary of PubCo, with securityholders of HCYC receiving securities of PubCo as consideration therefor and, in addition, being entitled to receive Earnout Shares upon the passage of time and the achievement of certain milestones, all as more particularly described in this proxy statement/prospectus.

The Public Units, the ATMC Ordinary Shares, Public Warrants and Public Rights are publicly traded on the Nasdaq Capital Market under the symbols “ATMCU,” “ATMC,” “ATMCW” and “ATMCR,” respectively. PubCo will apply for listing, to be effective at the time of the Business Combination, of PubCo Ordinary Shares and PubCo Warrants on Nasdaq under the proposed symbols “HCYC” and “HCYCW.” Each Public Unit consists of one ATMC Ordinary Share, one Public Warrant and one Public Right. In addition, each Private Placement Unit, consists of one ATMC Ordinary Share, one Private Warrant and one Private Right. Upon consummation of the Business Combination, any units then outstanding will automatically separate into its constituent ordinary shares, warrants and rights. Subsequently, all rights will be exchanged for PubCo Ordinary Shares at a rate of ten Public Rights per one PubCo Ordinary Shares. Accordingly, PubCo will not have units outstanding following consummation of the Business Combination.

This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other proposals to be acted upon at the Extraordinary General Meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety.

Q. What proposals are shareholders of AlphaTime being asked to vote upon?

A: At the Extraordinary General Meeting, AlphaTime is asking holders of its ordinary shares to consider and vote upon the following proposals:

● The Business Combination Proposal - To vote to adopt the Merger Agreement and approve the transactions contemplated thereby. See the section entitled “The Business Combination Proposal.”

● The Initial Mergers Proposal - To vote to approve the Initial Mergers and the respective plans of merger. See the section entitled “The Initial Mergers Proposal.”

● Adjournment Proposal - To consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, AlphaTime would not have been authorized to consummate the Business Combination. See the section entitled “The Adjournment Proposal.”

This proxy statement/prospectus contains important information about the proposed Business Combination and the proposals to be acted upon at the Extraordinary General Meeting. Shareholders should read it carefully and in its entirety. The vote of shareholders is important. Shareholders are encouraged to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement/prospectus.

9

Q: Are the proposals conditioned on one another?

A: Yes. The Business Combination Proposal and the Initial Mergers Proposal are conditioned upon the approval of each other. However, the Adjournment Proposal are not conditioned upon the approval of any other proposal. It is important to note that in the event that the Business Combination Proposal or the Initial Mergers Proposal is not approved, AlphaTime will not consummate the Business Combination. If AlphaTime does not consummate the Business Combination and fails to complete an initial business combination by January 4, 2026, or further amend the Existing AlphaTime Articles to further extend the date by which AlphaTime must consummate an initial business combination, AlphaTime will be required to dissolve and liquidate.

Q: What is HCYC?

A: Based out of Hong Kong, HCYC, through its operating subsidiary, HCYC Wealth Management (Asia) Company Limited, is an intermediary insurance brokerage company providing professional services, including but not limited to insurance business consulting, insurance products sourcing, negotiation of policy terms and conditions with insurers, insurance business after-sales customer services, and overall serving as an intermediary between insurers and customers, to enhance the overall customer experience.

HCYC acts as an insurance broker for insurance products of many large insurance companies in Hong Kong, providing various types of insurance products to customers. As an insurance intermediary we do not underwrite risk for premiums. HCYC provides a customer-centric experience by putting the customer first and providing customized financial protection plans for customers based on different needs and backgrounds, with diverse products through our large network of major insurers in the region and providing flexible choices, comprehensive protection.

Q: Why is AlphaTime proposing the Business Combination?

A: AlphaTime was incorporated to consummate a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities.

Based on its due diligence investigations of HCYC and the industries and geographies in which HCYC operates, including the financial and other information provided by HCYC in the course of AlphaTime’s due diligence investigations, AlphaTime’s board of directors believes, although it cannot assure you, that the Business Combination with HCYC is in the best interests of AlphaTime and presents an opportunity to increase shareholder value. Although AlphaTime’s board of directors believes that the Business Combination presents a unique business combination opportunity and is in the best interests of AlphaTime, AlphaTime’s board of directors considered certain potentially material negative factors in arriving at that conclusion. See “The Business Combination Proposal - AlphaTime’s Board of Directors’ Reasons for the Approval of the Business Combination” for a discussion of the factors considered by AlphaTime’s board of directors in making its decision.

Q: Did AlphaTime’s board of directors obtain a third-party valuation or final fairness opinion in determining whether or not to proceed with the Business Combination?

A: No. AlphaTime’s board of directors did not obtain a third-party valuation or final fairness opinion in connection with its determination to approve the Business Combination. AlphaTime’s board of directors believes that based upon the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to AlphaTime’s shareholders. The board of directors also determined, without seeking a valuation from a financial advisor, that HCYC’s fair market value was at least 80% of AlphaTime’s net assets (excluding deferred underwriting discounts and commissions). Accordingly, investors will be relying on the judgment of AlphaTime’s board of directors as described above in valuing HCYC’s business and assuming the risk that the board of directors may not have properly valued such business. As soon as reasonably practicable after the execution of the Merger Agreement, AlphaTime received the opinion of Newbridge that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the Merger Consideration to be paid PubCo pursuant to the Merger Agreement is fair from a financial point of view to AlphaTime, and shall deliver a copy of such opinion to HCYC.

10

Q: What factors did AlphaTime’s board of directors consider in evaluating the Business Combination?

A: The AlphaTime Board considered a variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the AlphaTime Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the AlphaTime Board may have given different weight to different factors.

In considering the Business Combination, the AlphaTime Board considered the following positive factors, although not weighted or in any order of significance:

●	Public Company Readiness. The AlphaTime Board’s belief that Company is well positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

●	Product Advantages. The AlphaTime Board’s recognition of Company’s unique position in operating in Hong Kong’s global market environment to offer international products through linked exchange rates.

●	Global Business Distribution. The AlphaTime Board’s belief that Company’s targets customers covering other southeast Asian countries and regions enables a diversified revenue stream, broader market penetration, and resilience against regional market volatilities.

●	Due Diligence Review. The AlphaTime Board reviewed and discussed in detail the results of the due diligence examination of Company which included calls and meetings with the management team and advisors of Company regarding business and business plan, products, operations, prospects and other material matters, as well as financial, legal, regulatory and accounting due diligence.

●	Negotiated Transaction. The terms and conditions of the Merger Agreement and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by AlphaTime and Company to complete the Business Combination. The AlphaTime Board also considered the financial and other terms of the Merger Agreement and the Business Combination and the fact that such terms and conditions are, in their view, reasonable and were the product of arm’s-length negotiations among AlphaTime and Company.

●	Fairness Opinion. The AlphaTime Board considered the Newbridge Securities draft fairness opinion, in which Newbridge Securities opined that the Business Combination is “fair” to the AlphaTime Shareholders from a financial perspective. No material relationships exist or are mutually understood to be contemplated between Newbridge, its affiliates, and/or unaffiliated representative, and AlphaTime, its sponsor, and/or their respective affiliates. Any compensation received by Newbridge will be solely for its services in preparing its fairness opinion to the AlphaTime Shareholders. No instructions were received from, nor were limitations imposed by the Company or its Sponsor to Newbridge in rendering their Fairness Opinion.

In the course of its deliberations, in addition to the various other risks associated with the business of Company, as described in the section titled “Risk Factors and Risk Factor Summary” appearing elsewhere in this proxy statement/prospectus, the AlphaTime Board also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:

●	General Economic Conditions. Macroeconomic uncertainty, including with respect to global and national supply chains, and the effects they could have on Company’s revenues and financial performance.

●	Inability to Achieve Targets. The risk that Company may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of AlphaTime and the AlphaTime Board.

●	Industry Risk on Reputation. Company’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays Company negatively could adversely impact operating results.

●	Risks that the Transaction Cannot be Completed. The risks and costs to AlphaTime if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in AlphaTime being unable to effect a business combination within the completion window, which would require AlphaTime to liquidate.

●	AlphaTime Public Shareholders holding a Minority Position in the Combined Company. The risks associated with AlphaTime Shareholders holding a minority position in the combined company (approximately 36%, assuming a No Redemption Scenario), which may reduce the influence that AlphaTime public shareholders have on the management of the Combined Company.

●	Shareholder Approval Risk. The risk that AlphaTime Shareholders may object to and challenge the Business Combination and take action that may prevent or delay the Closing, including by voting against the Business Combination Proposal at the Meeting or redeeming their ATMC Ordinary Shares.

●	Post-Closing Risk. The terms of the Merger Agreement provide that AlphaTime will not have any surviving remedies against Company or its equity holders after the Closing to recover for losses as a result of any inaccuracies or breaches of Company’s representations, warranties or covenants or agreements of the parties set forth in the Merger Agreement, except in the case of fraud, and except for those covenants, and agreements contained in the Merger Agreement that by their terms apply or are to be performed in whole or in part after the Closing. The AlphaTime Board determined that this structure was appropriate and customary for transactions of this nature.

●	Combined Company Post-Closing. The fees and expenses associated with completing the Business Combination for both parties will be significant.

●	Litigation Risk. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

●	Redemption Risk. The potential that a significant number of AlphaTime Shareholders elect to redeem their ATMC Ordinary Shares prior to the consummation of the Business Combination and pursuant to the Cayman Constitutional Documents, which would potentially make the Business Combination more difficult or impossible to complete and/or reduce the amount of cash available to Company following the Closing.

●	Public Company Risk. As Company has not previously been a public company, Company may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that Company will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

●	Benefits may not be Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

11

In addition to considering the factors described above, the AlphaTime Board also considered that certain of the officers and directors of Company may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders, including the matters described under the sections titled “Risk Factors and Risk Factor Summary”. However, the AlphaTime Board concluded that the potentially disparate interests would be mitigated because (i) these interests would be included in this proxy statement/prospectus, (ii) these disparate interests could exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of the ATMC Ordinary Shares. The independent directors of AlphaTime did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Business Combination and/or preparing a report concerning the approval of the Business Combination. The Business Combination was not structured to require the approval of at least a majority of unaffiliated security holders of AlphaTime.

Based on its review of the foregoing considerations, the AlphaTime Board concluded that these risks could be managed or mitigated by Company or were unlikely to have a material impact on the Business Combination or AlphaTime, and that, overall, the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that AlphaTime Shareholders will receive as a result of the Business Combination. The AlphaTime Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

In addition to considering the factors described above, the AlphaTime Board also considered that the initial AlphaTime Shareholders, including AlphaTime directors and executive officers, have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders generally (see “Interests of AlphaTime Directors and Officers in the Business Combination”). Newbridge Securities reviewed and considered these interests in its draft fairness opinion delivered to the AlphaTime Board and determined that as of the date of such opinion, and based on the assumptions, limitations, qualifications, conditions, and other matters set forth in the Merger Agreement and the Transaction Documents, the consideration to be issued for the Business Combination is fair to AlphaTime’s public shareholders. Newbridge reached an opinion regarding only the merger consideration and, although Newbridge may have considered the initial AlphaTime Shareholders’ interests, it did not reach a conclusion as to the fairness of those interests.

The preceding discussion of the information and factors considered by the AlphaTime Board is not intended to be exhaustive but includes the material factors considered by the AlphaTime Board.

Q: What is expected to happen in the Business Combination?

A: In accordance with the terms and subject to the conditions of the Merger Agreement, the parties to the Merger Agreement have agreed that, in connection with the Closing, the parties will undertake a series of transactions pursuant to which AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger, after which AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger as a wholly owned subsidiary of PubCo, and HCYC will merger with and into Merger Sub 3, with HCYC surviving such merger as a wholly owned subsidiary of PubCo. Upon consummation of the Business Combination, PubCo will change its name to “HCYC Corp.” We refer to the foregoing transactions, together with the other transactions contemplated by the Merger Agreement, in their entirety, as the “Business Combination.”

The merger consideration to be paid for each HCYC Ordinary Share held as of immediately prior to the Effective Time (the “Per Share Merger Consideration”) will be a number of PubCo Ordinary Shares equal to (i) $75.0 million divided by the total number of HCYC Ordinary Shares outstanding immediately prior to the Effective Time (after giving effect to the Preferred Shares Conversion), divided by (ii) $10.00. Notwithstanding the foregoing, no fractional PubCo Ordinary Shares will be issued. Instead of the issuance of any fractional share, each person or entity that would otherwise be entitled to a fraction of a PubCo Ordinary Share (after aggregating all fractional shares of PubCo Ordinary Shares that otherwise would be received by such person or entity) shall have the number of PubCo Ordinary Shares issued to such person or entity rounded up in the aggregate to the nearest whole number of PubCo Ordinary Shares.

In addition, at the Closing, 1,500,000 additional PubCo Ordinary Shares (the “Earnout Shares”) will be issued by PubCo to the Company Shareholders (as defined in the Merger Agreement) and placed in an escrow account. The Earnout Shares will be distributed in a manner such that one controlling shareholder cannot unilaterally direct all such Earnout Shares to themselves. The Company Shareholders shall have the right to receive their Pro Rata Portion of the Earnout Shares after the Closing Date as follows:

(i) the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2024 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2024 prepared in accordance with U.S. GAAP (the “PubCo 2024 Audited Financials”), if and only if, such PubCo 2024 Audited Financial reflects net income in excess of US$5,000,000 during fiscal year 2024; and;

(ii) subject to clause (iii) below, the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2025 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2025 prepared in accordance with U.S. GAAP (the “PubCo 2025 Audited Financials”), if and only if, such PubCo 2025 Audited Financial reflects net income in excess of US$10,000,000 during fiscal year 2025; provided, that

12

(iii) if the PubCo 2024 Audited Financials do not reflect net income in excess of US$5,000,000 during fiscal year 2024, but the PubCo 2025 Audited Financials reflect net income in excess of US$15,000,000 during fiscal year 2025, the Pro Rata Portion of 1,500,000 Earnout Shares will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of the PubCo 2025 Audited Financials. For the avoidance of doubt, and subject to adjustment pursuant to Section 4.6(d) below, the maximum aggregate number of Earnout Shares available to Pre-Closing Company Shareholders pursuant to this Section 4.6 shall not exceed 1,500,000.

For more information on the Mergers, see the sections titled “The Business Combination Proposal” and “The Business Combination Proposal - The Merger Agreement.”

Q: What will be the relative stakes of AlphaTime shareholders, HCYC shareholders and others in PubCo immediately upon completion of the Business Combination?

A: Upon consummation of the Business Combination, PubCo will be the continuing public company and HCYC will be a wholly owned subsidiary of PubCo. The former securityholders of AlphaTime and HCYC will become securityholders of PubCo.

Upon consummation of the Business Combination, the post-Closing share ownership of PubCo would be (i) the No Further Redemption Scenario; (ii) the 50% Redemption Scenario, where AlphaTime public shareholders holding approximately 208,718 ATMC Ordinary Shares exercise their redemption rights and such shares are redeemed for their pro rata portion of the funds in the Trust Account (at, for illustrative purposes, $12.38 per share, being the pro rata per share amount as of October 1, 2025), amounting to aggregate redemption proceeds of approximately $2,583,929, and (iii) the 100% Redemption Scenario, where AlphaTime public shareholders holding approximately 417,436 ATMC Ordinary Shares exercise their redemption rights and such shares are redeemed for their pro rata portion of the funds in the Trust Account (at, for illustrative purposes, $12.38 per share), amounting to aggregate redemption proceeds of approximately $4,733,867.

The following table illustrates varying pro forma voting power and implied ownership levels in PubCo immediately following the consummation of the Business Combination based on the No Further Redemption Scenario, the 50% Redemption Scenario, the 75% Redemption Scenario and the 100% Redemption Scenario.

The table below does not include (i) 6,900,000 PubCo Ordinary Shares that underlie AlphaTime’s public warrants, (iii) 409,200 PubCo Ordinary Shares that underlie AlphaTime’s private placement warrants and (iii) the 1,500,000 Earnout Shares (collectively, the “Dilutive Interests”), in each case because none of the Dilutive Interests are exercisable or issuable immediately following the consummation of the Business Combination.

The tables below are based on an aggregate of 3,282,556 ATMC Ordinary Shares and include (i) 417,436 ATMC Ordinary Shares held by public shareholders, (ii) 690,000 PubCo shares which will be automatically issued upon the exchange of the Public Rights at Closing, (iii) 409,200 Private Shares underlying the Private Units, (iv) 40,920 PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing, and (v) 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates. The tables below also give effect to the redemption by AlphaTime shareholders on December 28, 2023, of an aggregate of 2,160,774 ATMC Ordinary Shares, on December 20, 2024, of 3,403,976 ATMC Ordinary Shares, and on October 1, 2025, of 917,814 ATMC Ordinary Shares, respectively.

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(5)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(2)	1,107,436	9	898,718	8	794,359	7	690,000	6
Sponsors and its affiliates (3)	2,175,120	18	2,175,120	18	2,175,120	19	2,175,120	19
HCYC Shareholders(4)	7,592,923	63	7,592,923	64	7,592,923	65	7,592,923	65
PIPE Shares(5)	1,150,000	10	1,150,000	10	1,150,000	10	1,150,000	10
Total*	12,025,479	100	11,816,761	100	11,712,402	101	11,608,043	100

* Due to rounding, percentages may not total 100%.

(1) For a more detailed description of share ownership upon consummation of the Business Combination, see “Beneficial Ownership of Securities.”

(2) Reflects 417,436 ATMC Ordinary Shares held by public shareholders and 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing.

(3) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, and 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates.

(4) Reflects 7,592,923 PubCo Ordinary Shares held by HCYC shareholders.

(5) Reflects 1,150,000 Pubco Ordinary Shares issued to PIPE investors.

(6) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

13

The following table presents pro forma voting power and implied ownership of PubCo inclusive of the Dilutive Interests. The following table assumes (i) the Dilutive Interests have been fully exercised and/or vested, (ii) any conditions to the issuance of such Dilutive Interests have been fully satisfied, and (iii) such Dilutive Interests were issued in connection with the consummation of the Business Combination, such that the voting power and implied ownership of PubCo immediately following the consummation of the Business Combination is as follows:

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(4)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(1)	8,007,436	35	7,798,718	34	7,694,359	34	7,590,000	33
Sponsors and its affiliates (2)	2,584,320	11	2,584,320	11	2,584,320	11	2,584,320	11
HCYC Shareholders(3)	9,092,923	39	9,092,923	40	9,092,923	40	9,092,923	40
PIPE Shares(4)	3,450,000	15	3,450,000	15	3,450,000	15	3,450,000	15
Total*	23,134,679	100	22,925,961	100	22,821,602	100	22,717,243	99

* Due to rounding, percentages may not total 100%.

(1) Reflects 417,436 ATMC Ordinary Shares held by public shareholders, 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing, and 6,900,000 PubCo Ordinary Shares issuable upon exercise of the Public Warrants.

(2) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates, and 409,200 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(3) Reflects 7,500,000 PubCo Ordinary Shares held by HCYC shareholders and 1,500,000 Earnout Shares (defined below) issuable upon the occurrence of certain events and the Company’s meeting certain financial targets.

(4) Reflects 1,150,000 PubCo Ordinary Shares issued to PIPE investors and 2,300,000 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(5) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

Q: May AlphaTime or AlphaTime’s Sponsor, directors, officers or advisors, or their affiliates, purchase shares in connection with the Business Combination?

A: In connection with the shareholder vote to approve the Business Combination, the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may privately negotiate transactions to purchase ATMC Ordinary Shares from shareholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. There is no limit on the number of ATMC Ordinary Shares the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law, including Rule 14e-5 under the Exchange Act, and the rules of Nasdaq. However, the Sponsor and AlphaTime’s directors, officers, advisors and their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase ATMC Ordinary Shares in such transactions. None of the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such ATMC Ordinary Shares or during a restricted period under Regulation M under the Exchange Act. Such a purchase could include a contractual acknowledgement that such shareholder, although still the record holder of such ATMC Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

In the event that the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

The purpose of any such purchases of ATMC Ordinary Shares could be to (a) increase the likelihood of obtaining shareholder approval of the Business Combination or (b) to satisfy a closing condition in the Merger Agreement, where it appears that such requirement would otherwise not be met. Any such purchases of ATMC Ordinary Shares may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. Further, in the event the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates were to purchase ATMC Ordinary Shares or Public Warrants in privately negotiated transactions from public holders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

●	such Sponsor, directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;
●	such purchased shares would not be voted in favor of approving the Business Combination;
●	such Sponsor, directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and
●	AlphaTime would disclose in a Current Report on Form 8-K, before the Extraordinary General Meeting, the following:

○	the amount of our securities purchased outside of the redemption offer by the Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
○	the purpose of such purchases;
○	the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;
○	the identities of AlphaTime’s selling shareholders for such purchases (if not purchased on the open market) or the nature of AlphaTime’s shareholders (e.g., 5% shareholders) who sold to the Sponsor, directors, officers, advisors or any of their respective affiliates; and
○	the number of ATMC Ordinary Shares for which we have received redemption requests pursuant to the redemption offer.

In addition, if such purchases are made, the public “float” of ATMC Ordinary Shares and the number of beneficial holders of ATMC Ordinary Shares may be reduced, possibly making it difficult for PubCo to obtain the quotation, listing or trading of its securities on a national securities exchange after the completion of the Business Combination.

14

The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates anticipate that they may identify the shareholders with whom the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates may pursue privately negotiated purchases by either the shareholders contacting us directly or by AlphaTime’s receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination. The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor and AlphaTime’s officers, directors, advisors and any of their respective affiliates will not make purchases of AlphaTime Share if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Q: How will the effective rate of underwriting discounts and commissions paid on capital raised in AlphaTime’s initial public offering and retained after the Business Combination be affected by redemptions?

A: AlphaTime sold 6,900,000 Public Units in its initial public offering, with investors paying $10.00 per Public Unit, representing gross initial public offering proceeds of $69.0 million. The underwriters in the initial public offering received $1.5 million upon completion of the initial public offering and will receive an additional $2.415 million upon consummation of the Business Combination, resulting in a 6.00% rate of underwriting discounts and commissions, which represents the underwriters’ total underwriting discounts and commissions as a percentage of gross initial public offering proceeds. However, to the extent there are redemptions, thereby reducing the remaining amount of initial public offering proceeds available at the Closing, the effective rate of underwriting discounts and commissions paid by AlphaTime and borne indirectly by its non-redeeming shareholders will be higher after taking into account the proceeds used to redeem the shares of redeeming shareholders. For example, assuming the 50% Redemption Scenario where AlphaTime public shareholders would redeem 872,225 ATMC Ordinary Shares, the effective rate of the deferred underwriting discounts and commissions paid by AlphaTime will increase to 37.1%.

Q: What are the U.S. federal income tax consequences of exercising my redemption rights?

A: The receipt of cash by a U.S. holder of ATMC Ordinary Shares in redemption of such shares will be a taxable transaction for U.S. federal income tax purposes. Please see the section entitled “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - United States Federal Income Tax Considerations - Effects to U.S. Holders of Exercising Redemption Rights”6 for additional information. You are urged to consult your own tax and financial advisors regarding the tax consequences of exercising your redemption rights.

Q: What conditions must be satisfied to complete the Business Combination?

A: There are a number of closing conditions to the Business Combination, including, but not limited to, the following:

● the absence of any governmental order, statute, rule or regulation then in effect enjoining or prohibiting the consummation of the Business Combination;

● the completion of redemptions in accordance with the terms of the Merger Agreement, Existing AlphaTime’s Articles and this proxy statement/prospectus, with such redemptions not causing AlphaTime to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act);

● the approval, by the requisite vote of AlphaTime shareholders, of the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal;

● receipt of approval for PubCo Ordinary Shares to be listed on Nasdaq, subject only to official notice of issuance;

● no objection having been raised, or any such objection which has been raised having been addressed such that no member or creditor of HCYC or Merger Sub 3, or other person to whom HCYC or Merger Sub 3 is under an obligation, would have the ability to delay or prevent the consummation of the Business Combination;

● the approval of the Acquisition Merger and the transactions contemplated thereby, by a special resolution passed by a majority of not less than three-fourths of such members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy present at a general meeting of the shareholders of HCYC pursuant to and in accordance with the terms of the governing documents of HCYC and applicable law;

15

● all regulatory approvals having been obtained;

● the aggregate cash available to AlphaTime at the Closing from the Trust Account and the Transaction Financing (after giving effect to the redemption of any ATMC Ordinary Shares in connection with the vote on the Business Combination but prior to the payment of the Outstanding AlphaTime Expenses and Outstanding HCYC Expenses) being equal to or exceeding $20.0 million;

● the accuracy of certain representations and warranties made by HCYC relating to the organization of HCYC, HCYC’s capitalization, due authorization of HCYC with respect to the Business Combination and brokers’ fees;

● the accuracy of certain other representations and warranties made by HCYC, except where the failure of such representations and warranties to be accurate has not had or would not reasonably be expected to result in, a material adverse effect (as such term is defined in the Merger Agreement);

● the performance of or compliance with, in all material respects, each covenant of HCYC required to be performed or complied with as of or prior to the Closing;

● delivery by HCYC to AlphaTime of a certificate of an officer of HCYC, dated on the Closing Date, certifying as to certain matters including the accuracy of the consolidated financial statements of HCYC and the conformity of such financial statements with U.S. GAAP and the auditing standards of the Public Company Accounting Oversight Board;

● the execution and delivery of certain ancillary documents by the applicable party or parties, including the Earnout Escrow Agreement, the HCYC Shareholder Support Agreement, the Director Nomination Agreement, the HCYC Shareholder Lock-Up Agreement and the Sponsor Support Agreement;

● the accuracy of certain representations and warranties made by AlphaTime and certain representations and warranties made by Acquisition Entities;

● the performance of or compliance with, in all material respects, each covenant of AlphaTime and Acquisition Entities required to be performed or complied with as of or prior to the Closing;

● delivery by AlphaTime to HCYC of a certificate of an officer of AlphaTime, dated on the Closing Date, certifying as to certain matters; and

For a summary of all of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “The Business Combination Proposal - The Merger Agreement.”

HCYC or AlphaTime may have contractual obligations to third parties that preclude the waiving of certain conditions to Closing by HCYC or AlphaTime, as applicable.

Q: How many votes do I have at the Extraordinary General Meeting?

A: Holders of ATMC Ordinary Shares are entitled to one vote on all matters to be presented at the Extraordinary General Meeting for each ATMC Ordinary Share held of record as of November 7, 2025, the record date for the Extraordinary General Meeting (the “Record Date”).

As of the close of business on the record date, there were 6,873,426 ATMC Ordinary Shares outstanding and entitled to vote. No AlphaTime preference shares were outstanding as of the record date and none are outstanding as of the date of this proxy statement/prospectus.

16

Q: What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A: The following votes are required for each proposal at the Extraordinary General Meeting:

● Business Combination Proposal - The approval of the Business Combination Proposal will require an ordinary resolution as defined in Existing AlphaTime Articles currently in effect, which means a resolution passed by a simple majority of the votes cast by the holders of ATMC Ordinary Shares who, being entitled to do so, vote thereupon, in person, online or by proxy, at the Extraordinary General Meeting, voting as a single class.

● Initial Mergers Proposal - The approval of the Initial Mergers Proposal will require a special resolutions as defined in the Existing AlphaTime Articles, which means a majority of at least two-thirds of such holders of ATMC Ordinary Shares who, being entitled to do so, vote thereupon in person, online or by proxy, at the Extraordinary General Meeting, voting as a single class.

● Adjournment Proposal - The approval of the Adjournment Proposal will require an ordinary resolutions, which means a simple majority of the votes cast by the holders of ATMC Ordinary Shares who, being entitled to do so, vote thereupon, in person, online or by proxy, at the Extraordinary General Meeting, voting as a single class.

Q: What are broker non-votes and what will be the effects of broker non-votes and abstentions?

A: Brokers or other nominee holders who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, they are not allowed to exercise their voting discretion with respect to the approval of matters that are considered “non-routine” matters without specific voting instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” The Business Combination Proposal and Initial Mergers Proposal are considered a “non-routine” matter whereas the Adjournment Proposal is not.

Accordingly, if you are a AlphaTime shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee cannot vote your shares on the Business Combination Proposal and Initial Mergers Proposal.

For purposes of the Extraordinary General Meeting, an abstention occurs when a shareholder attends the meeting and does not vote or returns a proxy with an “abstain” vote.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. Since abstentions and broker non-votes are not counted as votes cast, abstentions and broker non-votes will have no effect on the outcome of the aforementioned proposals.

Q: What constitutes a quorum at the Extraordinary General Meeting?

A: A quorum shall be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ATMC Ordinary Shares are present in person or by proxy at the Extraordinary General Meeting. If a quorum is not present within 15 minutes from the time appointed for the Extraordinary General Meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the directors of AlphaTime may determine, and if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting to commence, the meeting shall be dissolved.

As of the date of this proxy statement/prospectus, 3,641,314 ATMC Ordinary Shares would be required to achieve a quorum. The Sponsor, being the owner of 2,134,200 ATMC Ordinary Shares as of the record date, has agreed, pursuant to the Sponsor Support Agreement, to appear at the Extraordinary General Meeting or to otherwise cause its ATMC Ordinary Shares to be counted as present at the Extraordinary General Meeting for the purpose of establishing a quorum.

Q: How do the insiders of AlphaTime intend to vote on the proposals?

A: The Sponsor and its affiliates and all of the current members of the board of directors of AlphaTime are entitled to vote an aggregate of 2,134,200, or approximately 28.6% of the outstanding ATMC Ordinary Shares. The Sponsor and the current members of the board of directors of AlphaTime are required by certain agreements to vote their securities in favor of all the proposals to be presented at the Extraordinary General Meeting, and the Sponsor is required by an agreement to appear, or otherwise cause its ATMC Ordinary Shares to be counted as present, at the Extraordinary General Meeting for the purpose of establishing a quorum. As a result, in addition to shares held by these parties AlphaTime will only need an additional 1,507,114 ATMC Ordinary Shares present for purposes of establishing a quorum and AlphaTime will need an additional 1,507,114 ATMC Ordinary Shares to vote in favor of the applicable proposal to have the Business Combination Proposal or, if presented, the Adjournment Proposal, approved.

17

Q: May I revoke my proxy or change my vote after I have mailed my signed proxy card?

A: Yes. AlphaTime shareholders may send a later-dated, signed proxy card to Equiniti at Equiniti’s address set forth under “Who can help answer my questions?” below prior to the vote at the Extraordinary General Meeting, or attend the Extraordinary General Meeting, in person or by visiting https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025), and vote. AlphaTime Shareholders may also revoke their proxy by sending a notice of revocation to Equiniti, which must be received by Equiniti prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote or revoke your proxy.

Q: What interests do AlphaTime’s directors and officers have in the Business Combination?

A: When considering AlphaTime’s board of directors’ recommendation to vote in favor of approving the Business Combination Proposal and, if presented, the Adjournment Proposal, AlphaTime shareholders should keep in mind that the Sponsor and AlphaTime’s directors and executive officers, have interests in such proposals that are different from, or in addition to (and which may conflict with), those of AlphaTime shareholders. AlphaTime’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the interests listed below:

● the fact that the Sponsor and AlphaTime’s directors have agreed not to redeem any ATMC Ordinary Shares held by them in connection with a shareholder vote to approve the proposed Business Combination;

● the fact that the Sponsor paid an aggregate of approximately $25,000 for the 1,725,000 ATMC Ordinary Shares currently owned by the Sponsor, and such securities are expected to have a significantly higher value after the Business Combination. As of August 15, 2025, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $20,579,250, based upon a closing price of $11.93 per public share on Nasdaq (and will have zero value if neither the Business Combination nor any other business combination is completed on or before the Final Redemption Date);

● the fact that the Sponsor paid $4,092,000 to purchase an aggregate of 409,200 Private Placement Units at a price of $10.00 per Private Placement Unit, each unit consisting of (i) one ATMC Ordinary Share, (ii) one Private Warrant, exercisable to purchase one ATMC Ordinary Share at $11.50, subject to adjustment, and (iii) one Private Right, exchangeable for 1/10 of one ATMC Ordinary Share, and those units and their component securities would be worthless-and the entire $4,092,000 investment would be lost-if a business combination is not consummated by January 4, 2026.

● the fact that given the very low purchase price (of approximately $25,000 in aggregate) that the Sponsor paid for the ATMC Ordinary Shares as compared to the price of the ATMC Ordinary Shares sold in AlphaTime’s initial public offering, the Sponsor may earn a positive rate of return on its investment even if the PubCo Ordinary Shares trade below the price initially paid for the ATMC Ordinary Shares in the AlphaTime initial public offering and the AlphaTime public shareholders experience a negative rate of return following the completion of the Business Combination;

18

● the fact that if the Business Combination or another business combination is not consummated by the Final Redemption Date, AlphaTime will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding ATMC Ordinary Shares for cash and liquidating. In such event, the ATMC Ordinary Shares held by the Sponsor and AlphaTime’s directors and officers, which were acquired for an aggregate purchase price of approximately $25,000 prior to the initial public offering, would be worthless because the Sponsor and all of the current members of the board of directors of AlphaTime have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any ATMC Ordinary Shares (other than public shares) held by them if AlphaTime fails to complete a business combination by the Final Redemption Date. Such shares had an aggregate market value $20,579,250, based upon a closing price of $11.93 per share on Nasdaq on August 15, 2025. As a result of waiving liquidating distributions, if AlphaTime fails to complete a business combination by the Final Redemption Date, the Sponsor would lose $4,092,000 for the purchase of Private Placement Units, and $25,000 for the purchase of the ATMC Ordinary Shares;

● the fact that the current members of the board of directors of AlphaTime have agreed to waive their redemption rights with respect to the ATMC Ordinary Shares held by them for no consideration;

● the fact that, in connection with various extensions of the deadline by which AlphaTime must complete an initial business combination, the Sponsor has deposited an aggregate of $1,240,000 into the Trust Account, as of December 31, 2024, in exchange for non-interest bearing, unsecured promissory notes issued by AlphaTime to the Sponsor that will not be repaid in the event that AlphaTime is unable to close a business combination unless there are funds available outside the Trust Account to do so;

● the fact that if AlphaTime is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds the Sponsor and its affiliates have at risk that depends on completion of a business combination is $4,297,000, comprised of (i) $25,000, representing the aggregate purchase price paid for the ATMC Ordinary Shares, (ii) $4,092,000, representing the aggregate purchase price paid for Private Placement Units and (iii) $180,000 of unpaid expenses incurred by the Sponsor and AlphaTime’s officers and directors and their affiliates in connection with the administrative services agreement as of the date hereof;

● the fact that the Sponsor agreed to loan AlphaTime up to $300,000 in the aggregate, to be used for a portion of the expenses of the initial public offering, which loan is non-interest bearing and unsecured; and

● the fact that the Existing AlphaTime Articles currently in effect contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that were more appropriate for a business combination with AlphaTime but were not offered due to a AlphaTime’s director’s duties to another entity, although AlphaTime does not believe that the waiver of the corporate opportunity doctrine in the Existing AlphaTime Articles currently in effect interfered with its ability to identify an acquisition target.

19

Q: Who will be the officers and directors of PubCo if the Business Combination is consummated?

A: It is anticipated that, at the Closing, PubCo’s board of directors will be composed of four directors, being Shen Hsu Ming, Raymond (Yong) Xia, Li Peng Hsin (Darren), and Lei Yiyi. PubCo’s executive management team will be led by the current management of HCYC. See the section entitled “Management of PubCo Following the Business Combination” for additional information.

Q: I am a AlphaTime shareholder. Do I have redemption rights?

A: Yes. Pursuant to the Existing AlphaTime Articles currently in effect, in connection with any proposal to extend the time period to complete the Business Combination, holders of ATMC Ordinary Shares (other than the Sponsor or an officer or director of AlphaTime) may elect to have all or portion of their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the Existing AlphaTime Articles currently in effect. For illustrative purposes, as of August 15, 2025, this would have amounted to approximately $11.93 per share less any owed but unpaid taxes on the funds in the Trust Account. There are currently no owed but unpaid income taxes on the funds in the Trust Account. However, the proceeds deposited in the Trust Account could become subject to the claims of AlphaTime’s creditors, if any, which would have priority over the claims of AlphaTime shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally expected due to such claims. It is expected that the funds to be distributed to AlphaTime shareholders electing to redeem their shares will be distributed promptly after the consummation of the Business Combination.

Holders of Public Units must elect to separate the units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their Public Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Equiniti, AlphaTime’s transfer agent, directly and instruct it to do so.

If a holder exercises its redemption rights, then such holder will be exchanging its ATMC Ordinary Shares for cash. Such a holder will be entitled to receive cash for its ATMC Ordinary Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to Equiniti, two business days prior to the Extraordinary General Meeting. A holder of ATMC Ordinary Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a partnership, limited partnership, syndicate or other “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of AlphaTime. Existing AlphaTime Articles currently in effect provides that the Business Combination shall not be consummated if, upon the consummation of the Business Combination, AlphaTime does not have at least $5,000,001 in net tangible assets after giving effect to the payment of amounts that AlphaTime shall be required to pay to redeeming shareholders upon consummation of the Business Combination. See the section titled “Extraordinary General Meeting of AlphaTime Shareholders - Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q: Is there a limit on the number of shares I may redeem?

A: A public AlphaTime shareholder, together with any affiliate of such public AlphaTime shareholder or any other person with whom such public AlphaTime shareholder is acting in concert or as a partnership, limited partnership, syndicate or other “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without the prior consent of AlphaTime. Accordingly, if a public AlphaTime shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares without the prior consent of AlphaTime, then any such shares in excess of that 15% limit would not be redeemed.

Further, in no event will AlphaTime redeem public shares in an amount that would cause AlphaTime’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) to be less than $5,000,001 after giving effect to the transactions contemplated by the Merger Agreement.

20

Q: Will how I vote affect my ability to exercise redemption rights?

A: No. You may exercise your redemption rights regardless of whether you vote or, if you vote, irrespective of whether you vote “FOR” or “AGAINST” the Business Combination Proposal, the Initial Mergers Proposal or the Adjournment Proposal. As a result, the Business Combination can be approved by shareholders who will redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market for its shares, fewer shareholders and the potential inability to meet the Nasdaq listing standards.

Q: How do I exercise my redemption rights?

A: If you are a AlphaTime shareholder and wish to exercise your right to have your ATMC Ordinary Shares redeemed, you must:

● submit a written request to Equiniti, in which you (i) request that AlphaTime redeem all or a portion of your ATMC Ordinary Shares for cash and (ii) identify yourself as the beneficial holder of the ATMC Ordinary Shares and provide your legal name, phone number and address; and

● deliver your share certificates (if any) and other redemption forms (as applicable) to Equiniti, physically or electronically through The Depository Trust Company.

Holders must complete the procedures for electing to redeem their shares in the manner described above on or prior to December 3, 2025, two business days before the scheduled Extraordinary General Meeting in order for their shares to be redeemed.

If you hold public shares through units, you must elect to separate your units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares. If you hold the units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the units into the underlying public shares and warrants, or if you hold units registered in your own name, you must contact Equiniti directly and instruct it to do so.

The address of Equiniti is listed under the question “Who can help answer my questions?” below.

If a public AlphaTime shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Equiniti, AlphaTime will redeem such public shares for a per share price, payable in cash, equal to the pro rata portion of the amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime. For illustrative purposes, as of August 15, 2025, this would have amounted to approximately $11.93 per issued and outstanding share less any owed but unpaid taxes on the funds in the Trust Account. There are currently no owed but unpaid income taxes on the funds in the Trust Account. However, the proceeds deposited in the Trust Account could become subject to the claims of AlphaTime’s creditors, if any, which would have priority over the claims of AlphaTime shareholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally expected due to such claims. It is expected that the funds to be distributed to AlphaTime shareholders electing to redeem their shares will be distributed promptly after the consummation of the Business Combination.

21

A holder of ATMC Ordinary Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a partnership, limited partnership, syndicate or other “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of AlphaTime. Under the Existing AlphaTime Articles currently in effect, the Business Combination may not be consummated if AlphaTime has net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all public shares properly demanded to be redeemed by holders of ATMC Ordinary Shares.

Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted to AlphaTime unless the board of directors of AlphaTime determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may or may not do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Equiniti prior to the vote being taken on the Business Combination Proposal at the Extraordinary General Meeting. No request for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms (as applicable) have been delivered (either physically or electronically) to Equiniti, at least two business days prior to the vote at the Extraordinary General Meeting.

If you exercise your redemption rights, then you will be exchanging your ATMC Ordinary Shares for cash and will not be entitled to PubCo Ordinary Shares upon consummation of the Business Combination.

See the section titled “Extraordinary General Meeting of AlphaTime Shareholders - Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q: What happens if a substantial number of AlphaTime shareholders vote in favor of the Business Combination Proposal and other proposals at the Extraordinary General Meeting and exercise their redemption rights?

A: AlphaTime shareholders may vote in favor of the Business Combination Proposal, the Initial Mergers Proposal and the other proposals presented at the Extraordinary General Meeting and exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of AlphaTime shareholders are substantially reduced as a result of redemption by AlphaTime shareholders. The amount of redemptions exercised by AlphaTime shareholders is uncertain, contingent upon many factors out of our control, and are difficult to predict. The Existing AlphaTime Articles currently in effect provides that the Business Combination shall not be consummated if, upon the consummation of the Business Combination, AlphaTime does not have at least $5,000,001 in net tangible assets after giving effect to the payment of amounts that AlphaTime shall be required to pay to redeeming shareholders upon consummation of the Business Combination. However, pursuant to existing agreements, the Sponsor and the current members of the board of AlphaTime have agreed not to redeem their shares. In the event of significant redemptions, with fewer shares and fewer AlphaTime shareholders, the trading market for PubCo Ordinary Shares may be less liquid than the market for ATMC Ordinary Shares was prior to the Business Combination. In addition, in the event of significant redemptions, PubCo may not be able to meet the Nasdaq listing standards. It is a condition to consummation of the Business Combination in the Merger Agreement that the PubCo Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on the Nasdaq, subject only to official notice of issuance thereof.

Q: Do I have appraisal or dissenters’ rights if I object to the proposed Business Combination?

A: AlphaTime shareholders who hold ATMC Ordinary Shares may have appraisal rights in connection with the First SPAC Merger under the Cayman Companies Act. In this proxy statement/prospectus, these appraisal or dissent rights are sometimes referred to as “Dissent Rights.” Holders of record of ATMC Ordinary Shares wishing to exercise such Dissent Rights and make a demand for payment of the fair value for his, her or its ATMC Ordinary Shares must give written objection to the First SPAC Merger to AlphaTime prior to the shareholder vote at the Extraordinary General Meeting of AlphaTime to approve the First SPAC Merger and follow the procedures set out in section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange. See “Extraordinary General Meeting of AlphaTime Shareholders - Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

22

Q: What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A: Of the net proceeds of AlphaTime’s initial public offering and simultaneous private placement, a total of $70,242,000 was placed in the Trust Account immediately following the initial public offering. In connection with an extraordinary general meeting of the shareholders of AlphaTime held on December 28, 2023 for purposes of voting on an amendment to the Existing AlphaTime Articles to give AlphaTime the right to extend the date by which it has to consummate a business combination, AlphaTime shareholders properly elected to redeem an aggregate of 2,160,774 ATMC Ordinary Shares at a redemption price of approximately $10.78 per share for an aggregate redemption amount of approximately $23,302,146, following which redemptions approximately $51,108,602 remained in the Trust Account. In connection with an extraordinary general meeting of the shareholders of AlphaTime held on December 20, 2024 for purposes of voting on an amendment to AlphaTime’s the Existing AlphaTime Articles to give AlphaTime the right to extend the date by which it has to consummate a business combination, AlphaTime shareholders properly elected to redeem an aggregate of 3,403,976 ATMC Ordinary Shares at a redemption price of approximately $11.41 per share for an aggregate redemption amount of approximately $38,852,320.60, following which redemptions approximately $15,240,284 remained in the Trust Account. After consummation of the Business Combination, the funds in the Trust Account will be released to pay holders of the ATMC Ordinary Shares who exercise redemption rights and to pay fees and expenses incurred in connection with the Business Combination (including fees of an aggregate of up to approximately $2,415,000 to underwriters in connection with AlphaTime’s initial public offering). Any remaining funds will remain on the balance sheet of PubCo after Closing in order to fund HCYC’s existing operations and support new and existing growth initiatives.

Q: What happens if the Business Combination is not consummated?

A: If AlphaTime does not complete the Business Combination (or another business combination) by January 4, 2026, AlphaTime must redeem 100% of the public shares, at a per-share price, payable in cash, equal to the amount then held in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares.

Q: When do you expect the Business Combination to be completed?

A: The Business Combination is expected to be consummated promptly following the satisfaction, or waiver, of the conditions precedent to Closing set forth in the Merger Agreement, including the approval of the Business Combination Proposal, the Initial Mergers Proposal, and the Adjournment Proposal (if presented) by the holders of ATMC Ordinary Shares. For a description of the conditions for the completion of the Business Combination, see the section entitled “The Business Combination Proposal - The Merger Agreement - Conditions to Closing.” There can be no assurance that such conditions will be satisfied or waived or that the Business Combination will occur. Further, HCYC or AlphaTime may have contractual obligations to third parties that preclude the waiving of certain conditions to Closing by HCYC or AlphaTime, as applicable.

Q: What else do I need to do now?

A: AlphaTime urges you to read carefully and consider the information contained in this proxy statement/ prospectus, including the annexes, and to consider how the Business Combination will affect you as a shareholder of AlphaTime. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q: How do I attend the Extraordinary General Meeting?

A: The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on December 5, 2025, at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025). If you are a holder of record of ATMC Ordinary Shares on the record date, you will be able to attend the Extraordinary General Meeting online and vote during the Extraordinary General Meeting and examine the list of holders of record of ATMC Ordinary Shares by visiting https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025) and entering the control number on your proxy card, voting instruction form or notice included in your proxy materials.

23

Q: How do I vote?

A: If you are a holder of record of ATMC Ordinary Shares on the record date, you may vote remotely at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You will be able to attend the Extraordinary General Meeting online and vote during the Extraordinary General Meeting by visiting https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025) and entering the control number on your proxy card, voting instruction form or notice included in your proxy materials. Please note that you will not be able to vote or ask questions if you choose to participate telephonically. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote remotely, obtain a proxy from your broker, bank or nominee and a control number from Equiniti, available once you have received your proxy by emailing SPACSUPPORT@equiniti.com.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: No. As disclosed in this proxy statement/prospectus, your broker, bank or nominee cannot vote your shares on the Business Combination Proposal or Initial Mergers Proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. If you are a AlphaTime shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Business Combination Proposal or Initial Mergers Proposal. Such broker non-votes will have no effect on the outcome of the aforementioned proposals.

Q: What happens if I fail to take any action with respect to the Extraordinary General Meeting?

A: If you fail to take any action with respect to the Extraordinary General Meeting (or the related redemption of your shares) and the Business Combination is approved by shareholders and consummated, you will become a shareholder of PubCo. If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not approved, you will continue to be a shareholder of AlphaTime.

Q: What should I do if I receive more than one set of voting materials?

A: Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ATMC Ordinary Shares.

Q: What will happen if I sign and return my proxy card without indicating how I wish to vote?

A: Signed and dated proxies received by AlphaTime without an indication of how the shareholder intends to vote on a proposal will be voted in favor of each proposal presented to the shareholders.

24

Q: What happens if I sell my ATMC Ordinary Shares before the Extraordinary General Meeting?

A: The record date for the Extraordinary General Meeting is earlier than the date of the Extraordinary General Meeting and earlier than the date the Business Combination is expected to be completed. If you transfer your shares after the record date but before the Extraordinary General Meeting date, unless you grant a proxy to the transferee, you will retain your right to vote at the Extraordinary General Meeting. However, you will not be entitled to receive any PubCo Ordinary Shares following the Closing because only AlphaTime shareholders on the date of the Closing will be entitled to receive PubCo Ordinary Shares in connection with the Closing.

Q: Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A: AlphaTime will pay the cost of soliciting proxies for the Extraordinary General Meeting. AlphaTime has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaTime has agreed to pay D.F. King a fixed fee of $19,500, plus disbursements, which will require AlphaTime’s prior approval in case of expenses exceeding $12,500, and to pay $5 for each holder’s proxy solicited by D.F. King, to reimburse D.F. King for its reasonable and documented costs and expenses and to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. AlphaTime will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ATMC Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of ATMC Ordinary Shares and in obtaining voting instructions from those owners. AlphaTime’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Where can I find the voting results of the extraordinary general meeting?

A: The preliminary voting results will be announced at the Extraordinary General Meeting. AlphaTime will publish final voting results of the Extraordinary General Meeting in a Current Report on Form 8-K within four business days after the Extraordinary General Meeting.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact AlphaTime’s proxy solicitor as follows:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (646) 582-2896

All Others, Please Call Toll-Free: (888) 542-7446

Email: ATMC@dfking.com

To obtain timely delivery, shareholders must request the materials no later than November 28, 2025, or five business days prior to the Extraordinary General Meeting.

You may also obtain additional information about AlphaTime from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of ATMC Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your shares (either physically or electronically) to Equiniti at the address below at least two business days prior to the Extraordinary General Meeting. If you hold Public Units registered in your own name and intend to redeem your shares underlying the units, you must contact Equiniti at the address below and instruct Equiniti to separate your units into its underlying public shares and warrants prior to exercising your redemption rights.

If you have questions regarding the certification of your position, delivery of your shares for redemption or separation of your units for purposes of exercising your redemption rights, please contact Equiniti at the address below:

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: Michelle McLean

25

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Extraordinary General Meeting, including the Business Combination, you should read this entire document carefully, including the Merger Agreement attached as Annex A to this proxy statement/prospectus. The Merger Agreement is the legal document that governs the Business Combination and the other transactions that shall be undertaken in connection with the Business Combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Business Combination Proposal - The Merger Agreement” Capitalized terms used in this Summary of the Proxy Statement/Prospectus not otherwise defined in this proxy statement/ prospectus shall have the meanings ascribed to them in the Merger Agreement.

The Parties to the Business Combination

HCYC

HCYC Group Company Limited, through its operating subsidiary, HCYC Wealth Management (Asia) Company Limited, is a Hong Kong intermediary insurance brokerage company, providing professional services, including but not limited to insurance business consulting, insurance products sourcing, negotiation of policy terms and conditions with insurers, insurance business after-sales customer services, and overall serving as an intermediary between insurers and customers to enhance the overall customer experience. As an insurance intermediary, HCYC does not underwrite risk for premiums.

AlphaTime

AlphaTime Acquisition Corp is a blank check company incorporated on September 15, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

PubCo

Immediately following the Business Combination, PubCo will qualify as a foreign private issuer as defined in Rule 3b-4 under the Exchange Act. Also, PubCo will be a “controlled company” within the meaning of the Nasdaq corporate governance standards and eligible to take advantage of exemptions from certain Nasdaq corporate governance standards. PubCo currently does not intend to take advantage of these exemptions, subject to application of its home country corporate governance practices. However, we cannot guarantee that this may not change going forward. PubCo was incorporated on 15 December, 2023, solely for the purpose of effectuating the Business Combination described herein. PubCo was incorporated under the laws of the Cayman Islands as an exempted company limited by shares. PubCo does not own any material assets and does not operate any business.

Selected Unaudited Financial Information of HCYC

HCYC’s condensed balance sheet data and statement of operations for year ended March 31, 2024 and 2023 are derived from HCYC’s audited combined and consolidated financial statements included elsewhere in this registration statement. The information is only a summary and should be read in conjunction with, and is qualified by reference to, “HCYC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included elsewhere in this proxy statement/prospectus and. HCYC’s historical results are not necessarily indicative of future results, and the results for any interim period are not necessarily indicative of the results that may be expected for a full fiscal year.

	As of March 31, 2025	As of March 31, 2024
Balance Sheet Data:
Cash	$523,013	$810,819
Total assets	$1,425,553	$1,369,000
Total liabilities	$2,006,101	$1,160,416
Total Shareholders’ (Deficit)/Equity	$(580,549)	$208,584

Statement of Operations Data:
Income (loss) from operations	$(779,395)	30,732
Net income (loss)	(792,883)	$18,206
Basic and diluted net income per share, ordinary shares	(79)	2
Weighted average shares outstanding or ordinary shares 10,000 Basic and diluted net income per share, ordinary shares2Weighted average shares outstanding or ordinary shares 10,000 Weighted average shares outstanding or ordinary shares	10,000	10,000
Statement of Cash Flows Data:
Net cash used in operating activities	$(902,007)	$117,065
Changes in operating assets and liabilities:
Accounts receivable	(499,451)	289,467
Accounts payable	$344,517	$(205,622)
Prepaid expenses and other current assets	13,036	(8,957)
Net cash used in investing activities	$(9,986)	$(50,168)
Net cash provided by financing activities	$619,955	$512,865

HCYC had gross profit of $961,521 for the fiscal year ended March 31, 2025, compared to $1,407,344 for the same period of 2024.

HYCY had net loss of $792,883 for the fiscal year ended March 31, 2025, compared to a net loss of $18,206 for the same period of 2024.

To date, HCYC has financed its operations primarily through contributions from shareholders and borrowings from related parties. As of March 31, 2025, HCYC had $523,013 in cash and cash equivalents.

The Business Combination Proposal

The Merger Agreement contemplates three mergers in connection with the Business Combination, consisting of the First SPAC Merger, the Second SPAC Merger and the Acquisition Merger. At the effective time of the First SPAC Merger, Merger Sub 1 will be merged with and into AlphaTime, and the separate corporate existence of Merger Sub 1 will cease and AlphaTime will continue as the surviving company under the laws of the Cayman Islands. Immediately following the First SPAC Merger and at the effective time of the Second SPAC Merger, AlphaTime will be merged with and into Merger Sub 2 and Merger Sub 2 will continue as the surviving company in the Second SPAC Merger under the laws of the Cayman Islands as a wholly-owned subsidiary of PubCo. Following the Second SPAC Merger, at the effective time of the Acquisition Merger, HCYC Merger Sub will be merged with and into HCYC. Following the Acquisition Merger, the separate corporate existence of HCYC Merger Sub will cease and HCYC will continue as the surviving company in the Acquisition Merger under the laws of the Cayman Islands and become a wholly-owned subsidiary of PubCo.

26

Reasons for the Structure of the Business Combination

As described above and contemplated by the Merger Agreement, the Business Combination will be consummated via a multiple-merger structure (also known as “double dummy”), consisting of the Initial Mergers and the Acquisition Merger. Under such structure, each of AlphaTime and HCYC will merge with a subsidiary of PubCo, a newly formed company, through the Initial Mergers and the Acquisition Merger, respectively. Upon the consummation of the Business Combination, PubCo will be the public company listed on Nasdaq. The multiple-merger structure was chosen by the parties to the Merger Agreement for business, legal and accounting reasons. In particular, given PubCo’s eligibility as a foreign private issuer, its reporting obligations under U.S. securities laws will be less burdensome compared to domestic registrants and PubCo will prepare and file its financial statements in accordance U.S. GAAP. Such benefit will not be available immediately upon Closing if the Business Combination were to be conducted through a reverse triangular merger in which HCYC would be acquired directly by AlphaTime, which would continue to report as a domestic registrant upon Closing until further assessment of factors such as its shareholder base and location of assets at a future date pursuant to U.S. securities laws. Operationally, following the Business Combination conducted via the proposed structure, PubCo will be a holding company that will operate HCYC’s current business through its subsidiaries, which is consistent with the expectations of HCYC and AlphaTime’s management in relation to post-Business Combination corporate and operational structure. As such, immediately following the Business Combination, PubCo will prepare its consolidated financial statements and pro forma financial statements in accordance with U.S. GAAP. The unaudited pro forma condensed combined financial information and the comparative per share information that will be presented in this proxy statement/prospectus will be prepared in accordance with U.S. GAAP.

In addition, the Initial Mergers are structured as two separate mergers primarily for U.S. tax reasons. The exchange of ATMC Securities for PubCo Securities pursuant to the Business Combination is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. See the section entitled “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - Material U.S. Federal Income Tax Considerations - Consequences of the Business Combination - Qualification of the Initial Mergers as a Reorganization.” The Initial Mergers that effect the exchange of ATMC Securities for PubCo Securities are structured as a two-step merger in the form of the First SPAC Merger and the Second SPAC Merger to reduce the risk that holders will be subject to U.S. federal income tax on the exchange of their ATMC Securities for PubCo Securities.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions by the parties thereto, including, among others, (i) approval of the Mergers by the shareholders of AlphaTime and HCYC; (ii) effectiveness of the Registration Statement; and (iii) receipt of approval for listing on the Nasdaq Capital Market of AlphaTime’s ordinary shares.

The obligations of AlphaTime to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of HCYC (subject to customary bring-down standards), (ii) the covenants of HCYC having been performed in all material respects; (iii) no Material Adverse Effect (as defined in the Merger Agreement) with respect to HCYC shall have occurred, and (iv) the PIPE Investment Procured by Company (as defined in the Merger Agreement) shall have been obtained.

The obligations of HCYC to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of AlphaTime (subject to customary bring-down standards), and (ii) the covenants of AlphaTime having been performed in all material respects.

Related Agreements

Concurrently with the execution of the Merger Agreement, HCYC also entered into a support agreement (the “Shareholder Support Agreement”) with a certain HCYC shareholder (the “Supporting Shareholder”) with respect to the shares of HCYC currently owned by the Supporting Shareholder. The Shareholder Support Agreement provides that the Supporting Shareholder will appear at shareholders meetings of HCYC and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of HCYC or by written consent. It further provides that the Supporting Shareholder will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

27

Concurrently with the execution of the Merger Agreement, AlphaTime entered into a support agreement (the “Sponsor Support Agreement”) with certain holders (the “Founder Shareholders”) of AlphaTime’s Class B ordinary shares (the “Founder Shares”) with respect to Founder Shares of currently owned by the Founder Shareholders. The Sponsor Support Agreement provides that the Founder Shareholders will appear at shareholders meetings of AlphaTime and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of AlphaTime or by written consent. It further provides that the Founder Shareholders will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

First Amendment to the Merger Agreement

On July 3, 2024, the Parties informed their respective counsel that they desired to amend the Merger Agreement to increase the amount of PIPE Investment Procured by Company (as defined the Merger Agreement). Accordingly, on August 19, 2024, the parties to the Merger Agreement entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which, among other things, the parties agreed to increase the PIPE Investment Procured by Company (as defined in the Merger Agreement) to $9,000,000. The proceeds of the PIPE Investment Procured by Company will be used to pay transaction expenses of the SPAC, the Sponsor and the Company and for general working capital purposes.

Lock-up Agreement

HCYC has agreed to cause substantial shareholders of HCYC to enter into a lock-up agreement for a period of 180 days after the consummation of the Business Combination, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the lock-up shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such lock-up securities, whether any of these transactions are to be settled by delivery of any such lock-up shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of PubCo. The lock-up agreement shall contain an early release mechanism where 5% of the lock-up shares shall be released prior to the expiration of the 180-day period if certain conditions are met.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, (i) each issued and outstanding ordinary share of HCYC will be cancelled and exchanged for the right to receive such number of PubCo Ordinary Shares (as defined in the Merger Agreement) equal to the Exchange Ratio (as defined in the Merger Agreement)and (ii) each Company Dissenting Share (as defined in the Merger Agreement) will represent only the right to receive the applicable payments set forth in the Merger Agreement.

Pursuant to the Merger Agreement, the Pre-Closing Company Shareholders (as defined in the Merger Agreement) are entitled to receive their Pro Rata Portion (as defined in the Merger Agreement) of up to 1,500,000 PubCo Ordinary Shares (the “Earnout Shares”), as follows:

(i)	the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2024 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days (as defined in the Merger Agreement) following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo 2024 Audited Financials, if and only if, such PubCo 2024 Audited Financials reflect net income in excess of $5,000,000 during fiscal year 2024;

(ii)	subject to clause (iii) below, the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2025 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo 2025 Audited Financials, if and only if, such PubCo 2025 Audited Financial reflects net income in excess of $10,000,000 during fiscal year 2025; provided, that if the PubCo 2024 Audited Financials do not reflect net income in excess of $5,000,000 during fiscal year 2024, but the PubCo 2025 Audited Financials reflect net income in excess of $15,000,000 during fiscal year 2025, the Pro Rata Portion of 1,500,000 Earnout Shares will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of the PubCo 2025 Audited Financials. For the avoidance of doubt, and subject to adjustment pursuant to Section 4.6(d) of the Merger Agreement, the maximum aggregate number of Earnout Shares available to Pre-Closing Company Shareholders pursuant to Section 4.6 of the Merger Agreement shall not exceed 1,500,000.

PIPE Financing

On August 14, 2025 HCYC Holding Company entered into securities purchase agreements (the “HCYC SPA”), which was intended to be amended and restated on September 14, 2025 by the securities purchase agreement between AlphaTime and the purchasers party thereto (the “ATMC SPA”), which the HCYC SPA and the ATMC SPA were in turn amended and restated on September 16, 2025 in that certain securities purchase agreement between HCYC, AlphaTime and the purchasers party thereto (the “A&R SPA”, collectively with the HCYC SPA and the ATMC SPA, the “Purchase Agreement”) with certain institutional investors (the “PIPE Investors”) for a total of $11.5 million in PIPE  financing in exchange for 1,150,000 Ordinary Shares and 2,300,000 warrants to purchase Ordinary Shares. The financing is contingent upon the consummation of the Business Combination and had a purchase price of $10 per share.

The Purchase Agreement includes standard representations and warranties, indemnification obligations, and confidentiality covenants. The Purchase Agreement and the warrants also include customary beneficial ownership limitations, pursuant to which a holder may not exercise the warrants or convert securities issued under the Purchase Agreement to the extent such exercise or conversion would result in the holder beneficially owning more than 4.99% (or, at the election of the holder upon written notice and in accordance with the terms of the agreement, 9.99%) of the Company’s outstanding Ordinary Shares immediately after giving effect to such exercise or conversion.

The warrants have an expiration date of five (5) years from the date of issuance and an exercise price of $10.00. The warrant also provides for a Cashless Exercise option, allowing the holder to exercise the warrants without payment of the exercise price in cash, as described in the warrant agreement. Additionally beginning three (3) months after the initial exercise date, in lieu of the Ordinary Shares to be issued in a Cashless Exercise, the holder may elect to exchange all, or any part, of the warrant into such aggregate number of Ordinary Shares equal to the product of (x) 0.8 and (y) such aggregate number of Ordinary Shares underlying such portion of the warrant to be exercised as specified in such applicable notice of exercise (the “Alternate Cashless Exercise”). The warrant contains a reset provision such that on the Reset Date (as defined in the warrant) (i) the exercise price for the warrants shall be adjusted to the 20% of the Nasdaq Minimum Price of HCYC Holding Company’s Ordinary Shares, and (ii) the number of Ordinary Shares underlying the warrants issuable immediately prior to such reset shall be adjusted to the number of Ordinary Shares determined by multiplying the initial exercise price by the number of such underlying shares immediately prior to such reset and dividing the product thereof by the exercise price resulting from such reset.

28

The closing of the purchase of the securities are subject to certain conditions that must be satisfied by HCYC Holding Company, including (i) execution of a registration rights agreement including terms and conditions customary to registration rights agreements of this kind, (ii) issuance of warrants registered in the name of each investor, (iii) delivery of the securities to be held by the escrow agent pursuant to an escrow agreement.

HCYC Holding Company will use the net proceeds from the sale of the securities for working capital and general corporate purposes after the consummation of the Business Combination, and shall not use such proceeds: (a) for the satisfaction of any portion of the company’s debt (other than in the ordinary course of business and prior practices), (b) for the redemption of any Ordinary Shares or Ordinary Share Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of U.S. Foreign Corrupt Practices Act (FCPA) or Office of Foreign Assets Control (OFAC) regulations.

HCYC Holding Company has agreed to reserve sufficient Ordinary Shares for issuance upon exercise of the warrants and conversion rights pursuant to the Purchase Agreement.

The Purchase Agreement may be terminated by the investors if the consummation of the Business Combination has not been consummated on the fifth (5th) Trading Day following the date of its execution. HCYC Holding Company is responsible for all fees in connection with the transaction, which fees shall not exceed $100,000.

Registration Rights Agreement

In conjunction with the Purchase Agreement, HCYC Holding Company and the investors entered into registration rights agreement on August 14, 2025 (the “HCYC RRA”), which was intended to be amended and restated on September 14, 2025 by the registration rights agreement between AlphaTime and the investors party thereto (the “ATMC RRA”), which the HCYC RRA and the ATMC RRA were in turn amended and restated on September 16, 2025 in that certain registration rights agreement between HCYC, AlphaTime and the investors party thereto (the “A&R RRA”, collectively with the HCYC RRA and the ATMC RRA, the “PIPE RRA”). Pursuant to the PIPE RRA, HCYC Holding Company agreed to file with the SEC within fifteen (15) days after the consummation of the Business Combination, a registration statement to register all the Ordinary Shares and underlying Ordinary Shares of the warrants subscribed for in the Purchase Agreement, and have such registration statement be declared effective no later than 60 days from consummation of a Business Combination.

Pipe Financing Amendment

Pursuant to the A&R RRA, the PIPE Investors’ $11.5 million in PIPE financing will be exchanged for 1,150,000 ordinary shares and 2,300,000 warrants to purchase ordinary shares of AlphaTime rather than HCYC Holding Company. Except for the foregoing change in the issuer of the securities and the corresponding amendments to the Purchase Agreement, PIPE RRA and warrants to reflect this change, all other material terms and conditions of the PIPE financing remain unchanged, including the purchase price, exercise price, and other economic and contractual provisions of the warrants.

Background and Material Terms of Business Combination

The following is a brief discussion of the background of these negotiations, the Merger Agreement, and the Business Combination.

●	On January 4, 2023, AlphaTime consummated its initial public offering of 6,000,000 units at a price of $10.00 per unit. Each unit consists of one ordinary share, one redeemable warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share, and one right entitling the holder to receive one-tenth (1/10) of the one ordinary share upon consummation of an initial business combination.

●	On January 6, 2023, the underwriters of AlphaTime’s IPO exercised their over-allotment option in full to purchase additional 900,000 units at a price of $10.00 per unit.

●	Prior to the consummation of the IPO, neither AlphaTime, nor anyone on its behalf contacted or was contacted by any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination, or similar transaction with AlphaTime.

●	Promptly following the IPO, AlphaTime’s management team commenced an active search for potential business combination targets, leveraging its management team and the Board’s and Sponsor’s network of bankers, private equity firms, venture capital and hedge funds, consulting firms, legal and accounting firms and numerous other business relationships, as well as the prior experience and network of AlphaTime’s officers and directors.

●	AlphaTime was made aware of HCYC through Mr. Wen He, a board member of AlphaTime on May 25, 2023. Mr. He was contacted by a business consultant of HCYC and learned its intention of listing in the U.S.

●	AlphaTime sent a nondisclosure agreement (“NDA”) with customary terms to HCYC on May 25, 2023.

●	HCYC sent a slightly revised NDA with mostly formatting changes and HCYC’s contact information on May 26, 2023.

●	AlphaTime sent a preliminary due diligence list and a draft and for discussion only letter-of-intent (“LOI”), with no transaction consideration included, to HCYC on May 29, 2023.

●	AlphaTime and HCYC executed the NDA on May 30, 2023 to facilitate further discussion.

●	On June 4, 2023, AlphaTime received access to virtual data room, including responses to AlphaTime’s due diligence request, HCYC’s preliminary financial statements of the years ended March 31, 2022 and 2023, respectively, and its corporate and legal documents, established by HCYC.

●	On June 6, 2023, ATMC sent an updated and follow-up due diligence list to HCYC. HCYC continued to update its data room to address the due diligence requests, which includes the following: (i) HCYC’s financial statements for year ended 2020, 2021 and 2022, respectively; (ii) HCYC’s organization chart; (iii) HCYC’s business plan; and (iv) HCYC’s financial projection.

On June 6, 2023, HCYC sent a revised LOI, of which major changes included: 1) expenses to be split 50-to-50 by AlphaTime and HCYC instead of entirely by the surviving entity upon consummation of the merger; 2) no debt language to the Transaction Consideration in the term sheet attached to the LOI; 3) non-compete terms changed from 4 to 2 years; 4) expected PCAOB audit completion date from July 31, 2023 to August 30, 2023 and 5) SPAC to use it best effort to obtain equity financing.

●	On June 15, 2023, representatives from AlphaTime discussed with representatives and advisors from HCYC on the terms of LOI, in particular, the proposed changes from HCYC and its continuing employment of HCYC’s key executives after the business combination. AlphaTime desired the right to designate and appoint two (2) independent directors of the combine entity upon the proposed business combination. Although such candidates were not decided during the meeting, both parties agreed to such term and plan to appoint such candidates upon the consummation of the business combination. Other than the above, there were no other persons affiliated with AlphaTime before the merger and any pre-existing relationship between the sponsors and additional investors; and no other contingent payments to be received by the target shareholders. Further, AlphaTime also indicated that its sponsors will waive their redemption rights with respect to any founder shares, private shares and any public shares held by them in connection with the business combination as described in AlphaTime’s IPO prospectus. As a result of such conversations, on the same day, AlphaTime sent a further revised non-binding LOI to HCYC in which ATMC accepted most of the proposed changes from HCYC, other than rejecting #1 above to the extent that the surviving entity will be responsible for paying transaction expenses upon consummation of the merger for the reasoning that the surviving entity will be the major beneficiary of the business combination after listing.

●	AlphaTime and HCYC executed the non-binding LOI with the above-mentioned agreed terms on June 21, 2023.

29

●	Prior to September 21, 2023, AlphaTime learned from HCYC’s advisor that it needed additional time until approximately early November 2023 to complete its PCAOB annual audit for the years ended March 31, 2022 and March 31, 2023, respectively. Given the advancement in the negotiation process with HCYC, AlphaTime decided to further proceed with HCYC on the proposed transaction.

●	AlphaTime received HCYC’s preliminary PCAOB audited financial statements and updated corporate and legal documents from HCYC on November 10, 2023.

●	On November 16, 2023, the parties circulated and provided input on a draft working group list and agreed to schedule an all-hands weekly call everyday Wednesday at 9:00p.m. Eastern Standard Time moving forward.

●	On November 22, 2023, AlphaTime arranged the first weekly all parties’ videoconference call, which was joined by AlphaTime’s management - Mr. Guo, Winston & Strawn (in its capacity as US counsel to AlphaTime), HCYC, Celine & Partners PLLC (in its capacity as US counsel to HCYC) and Simon & Edward LLP (in its capacity as auditor to HCYC). The meeting revolved around the merger structure, preparation of HCYC’s audited financials and the due diligence process. Discussion also encompasses financial and accounting matters, alongside the idea of engaging a third-party valuation specialist to provide a fairness opinion for the proposed merger. All parties agreed to hold a weekly call to discuss the transaction progress going forward.

●	On November 29, 2023, AlphaTime’s counsel circulated an initial draft of the business combination agreement. On the same date, the parties held an all-hands weekly call. The weekly all-parties’ videoconference meeting primarily focused on the discussion on the transaction structure and the drafting progress of the Merger Agreement, registration statement/proxy statement and the due diligence progress.

●	On December 1, 2023, AlphaTime’s Hong Kong legal team sent a due diligence request to HCYC.

●	On December 6, 2023, HCYC’s U.S. counsel circulated a draft of the signing checklist to AlphaTime and its counsel. On the same date, HCYC’s Cayman Islands counsel shared its comments with HCYC from the perspective of Cayman Islands law. The parties held an all-hands weekly call, of which the discussion mainly revolved around the transaction structure, progress of the due diligence progress, and the drafting progress. During the meeting, all parties discuss the potential transaction structure, a double dummy structure that would optimize tax efficiency and accommodate HCYC’s foreign issuer status.

●	On December 7, 2023, HCYC’s U.S. counsel sent the HCYC a summary of the key provisions within the Merger Agreement and other ancillary documents for the HCYC’s review and consideration.

●	On December 11, 2023, AlphaTime’s Hong Kong legal team sent a follow-up due diligence request to HCYC.

●	On December 13, 2023, the weekly all parties’ videoconference meeting focused on the discussion regarding the process of due diligence, drafting status of the Merger Agreement, the registration statement/proxy statement and the pro forma financials. AlphaTime also discussed the plan of engaging a third-party valuation firm to provide financial advisory services and deliver a fairness opinion report related to the merger.

●	On December 15, 2023, AlphaTime and HCYC signed an amended LOI, in which both parties agreed to 1) add earnout milestone, a contingent payment to HCYC’s shareholders (other than dissenting shareholders) and financial targets to incentivize key personnel at HCYC and align their interest with shareholders upon HCYC’s achieving certain financial milestones in FY2024 and FY2025. Such earnout payment will be paid in terms of earnout shares; and 2) extend exclusivity to allow both parties to work on and complete the definitive business combination agreement. On the same date, AlphaTime’s counsel circulated an updated draft of the Merger Agreement reflecting the revised transaction structure and terms of the LOI.

30

●	Following the execution of the amended LOI, all parties continued to negotiate the terms of the merger agreement and other transaction documents from December 15, 2023, to January 2, 2024.

●	On December 20, 2023, AlphaTime engaged Newbridge Securities to provide financial advisory services and deliver a fairness opinion report related to the merger.

●	On December 28, 2023, HCYC’s U.S. counsel circulated an updated version of the signing checklist to all parties in anticipation of a meeting to be held on same date. During the weekly all parties’ videoconference meeting, all parties focused on addressing outstanding issues regarding the Merger Agreement.

●	On December 29, 2023, a representative of Newbridge Securities and AlphaTime had a videoconference call with HCYC’s management team and its advisor to discuss the company’s business model, historical revenues, financial projections and the underlying assumptions for its financial projections. During this meeting, Newbridge and AlphaTime discussed particularly HCYC’s assumption of the revenue growth rate underlying HYCY’s financial projections in light of lower than historical level in terms of revenues in FY2023 from FY2022 due to COVID-19 related lock-downs and substantially reduced business activities in insurance industry. HCYC conveyed to Newbridge and ATMC that their projected revenue trajectory were made based on a five-year forecast period. To formulate the projections, HCYC’s management primarily considered monetary dynamics in the overall global economic market, the market positioning of HCYC’s products and services, and the growth strategy developed by HCYC. The projections were prepared using the following estimates and assumptions, which include but are not limited to the following:

i)	Monetary Policy Dynamics in the U.S. The expectation of interest rate reduction by the U.S. Federal Reserve is anticipated to enhance the liquidity in global financial market, thereby fostering consumer confidence and catalyzing a new economic growth cycle.
ii)	Revitalization and Robust Competitive Advantage of Hong Kong Insurance Market. The operational metrics for the Hong Kong insurance market in 2023 indicated a robust recovery, characterized by a substantial increase in business premiums for long-term insurance products (i.e., life insurance). Moreover, these products provide multifaceted capabilities, including multi-currency conversion and policy segmentation features, which address the diverse wealth management needs of the insurance policyholders.
iii)	Surging Demand from China Mainland Investors. The comprehensive resumption of cross-border travel has precipitated a market increase in the demand for insurance products in Hong Kong from China Mainland visitors post-COVID19. The volume of the new policy premium has surged to return the records in the corresponding period of 2019.
iv)	Strategic Expansion in Southeast Asia Market. HCYC is actively pursuing strategic initiatives to broaden its market presence in Southeast Aisa. The strategic expansion is aimed at enhancing its property and casualty insurance offering.
v)	Enhanced Customer Relationship Management and Operational Efficiencies. HCYC believes that its customer management and retention strategies would cultivate trust and loyalty among its existing clients and will result in an increase in its referral business and hence contributing to the company’s growth trajectory.

Additionally, HCYC further explained that their interim internal data indicated the number of insurance policies has been increasing significantly at the time of the meeting and no specific events have been identified that would materially impact their overall business performance. HCYC committed to maintaining strong customer relationship and is actively implementing strategies to mitigate any risks associated with client attrition.

●	On January 3, 2023, the weekly all parties’ videoconference meeting focused on the timeline of the signing of the Merger Agreement and other ancillary documents. All parties also discussed the timeline of distributing the press release and the filing of 8-K to be made following the signing of the Merger Agreement.

31

●	On January 4, 2024, the AlphaTime Board, other than Mr. Coyne, met virtually and evaluated the proposed transaction, with representatives of AlphaTime’s management team, Newbridge Securities and Winston & Strawn participating. A representative of Winston & Strawn provided a summary of the material terms of the Merger Agreement and other transaction documents and discussed the transaction structure. Newbridge Securities presented the draft Fairness Opinion and explained the factors underlying its conclusion that the merger consideration was fair, from a financial point of view, to the AlphaTime shareholders. Mr. Coyne was updated after the board meeting.

●	On January 5, 2023, the AlphaTime Board unanimously approved the merger transaction with HCYC by passing a board resolution.

●	On January 5, 2023, the sole director of HCYC (“HCYC Board”) unanimously approved the merger transaction with AlphaTime by passing a board resolution.

●	On January 5, 2023, AlphaTime and HCYC executed the Merger Agreement and its related transaction documents.

●	On January 5, 2023, after the stock market closed, AlphaTime and HCYC issued a joint press release announcing the execution of the Merger Agreement.

●	In July 2024, in preparation of the drafting of the proxy/registration statement, HCYC learnt that under the maximum shareholder redemption scenario, the combined entity’s net tangible asset would be less than $5 million, which would not comply with Nasdaq’s listing rule. In anticipation of such redemption scenario, HCYC asked to amend the PIPE Investment in connection with the business combination to $9 million.

●	On July 3, 2024, HCYC’s US counsel informed AlphaTime’s respective counsels their desire to amend the Merger Agreement to increase the amount of PIPE Investment Procured by Company (as defined the Merger Agreement). AlphaTime agreed to such proposed amended amount, given the consideration to satisfy the listing requirement under the maximum redemption scenario. Accordingly, on August 19, 2024, the parties to the Merger Agreement entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which, among other things, the parties agreed to increase the PIPE Investment Procured by Company (as defined in the Merger Agreement) to $9,000,000. The proceeds of the PIPE Investment Procured by Company will be used to pay transaction expenses of the SPAC, the Sponsor and the Company and for general working capital purposes.

32

Reasons for AlphaTime Board’s Approval of the Business Combination

The AlphaTime Board considered a variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the AlphaTime Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the AlphaTime Board may have given different weight to different factors.

In considering the Business Combination, the AlphaTime Board considered the following positive factors, although not weighted or in any order of significance:

●	Public Company Readiness. The AlphaTime Board’s belief that Company is well positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

●	Product Advantages. The AlphaTime Board’s recognition of Company’s unique position in operating in Hong Kong’s global market environment to offer international products through linked exchange rates.

●	Global Business Distribution. The AlphaTime Board’s belief that Company’s targets customers covering other southeast Asian countries and regions enables a diversified revenue stream, broader market penetration, and resilience against regional market volatilities.

●	Due Diligence Review. The AlphaTime Board reviewed and discussed in detail the results of the due diligence examination of Company which included calls and meetings with the management team and advisors of Company regarding business and business plan, products, operations, prospects and other material matters, as well as financial, legal, regulatory and accounting due diligence.

●	Negotiated Transaction. The terms and conditions of the Merger Agreement and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by AlphaTime and Company to complete the Business Combination. The AlphaTime Board also considered the financial and other terms of the Merger Agreement and the Business Combination and the fact that such terms and conditions are, in their view, reasonable and were the product of arm’s-length negotiations among AlphaTime and Company.

●	Fairness Opinion. The AlphaTime Board considered the Newbridge Securities draft fairness opinion, in which Newbridge Securities opined that the Business Combination is “fair” to the AlphaTime Shareholders from a financial perspective. No material relationships exist or are mutually understood to be contemplated between Newbridge, its affiliates, and/or unaffiliated representative, and AlphaTime, its sponsor, and/or their respective affiliates. Any compensation received by Newbridge will be solely for its services in preparing its fairness opinion to the AlphaTime Shareholders. No instructions were received from, nor were limitations imposed by the Company or its Sponsor to Newbridge in rendering their Fairness Opinion.

In the course of its deliberations, in addition to the various other risks associated with the business of Company, as described in the section titled “Risk Factors and Risk Factor Summary” appearing elsewhere in this proxy statement/prospectus, the AlphaTime Board also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:

●	General Economic Conditions. Macroeconomic uncertainty, including with respect to global and national supply chains, and the effects they could have on Company’s revenues and financial performance.

●	Inability to Achieve Targets. The risk that Company may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of AlphaTime and the AlphaTime Board.

●	Industry Risk on Reputation. Company’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays Company negatively could adversely impact operating results.

●	Risks that the Transaction Cannot be Completed. The risks and costs to AlphaTime if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in AlphaTime being unable to effect a business combination within the completion window, which would require AlphaTime to liquidate.

33

●	AlphaTime Public Shareholders holding a Minority Position in the Combined Company. The risks associated with AlphaTime Shareholders holding a minority position in the combined company (approximately 36%, assuming a No Redemption Scenario), which may reduce the influence that AlphaTime public shareholders have on the management of the Combined Company.

●	Shareholder Approval Risk. The risk that AlphaTime Shareholders may object to and challenge the Business Combination and take action that may prevent or delay the Closing, including by voting against the Business Combination Proposal at the Meeting or redeeming their ATMC Ordinary Shares.

●	Post-Closing Risk. The terms of the Merger Agreement provide that AlphaTime will not have any surviving remedies against Company or its equity holders after the Closing to recover for losses as a result of any inaccuracies or breaches of Company’s representations, warranties or covenants or agreements of the parties set forth in the Merger Agreement, except in the case of fraud, and except for those covenants, and agreements contained in the Merger Agreement that by their terms apply or are to be performed in whole or in part after the Closing. The AlphaTime Board determined that this structure was appropriate and customary for transactions of this nature.

●	Combined Company Post-Closing. The fees and expenses associated with completing the Business Combination for both parties will be significant.

●	Litigation Risk. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

●	Redemption Risk. The potential that a significant number of AlphaTime Shareholders elect to redeem their ATMC Ordinary Shares prior to the consummation of the Business Combination and pursuant to the Cayman Constitutional Documents, which would potentially make the Business Combination more difficult or impossible to complete and/or reduce the amount of cash available to Company following the Closing.

●	Public Company Risk. As Company has not previously been a public company, Company may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that Company will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

●	Benefits may not be Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

In addition to considering the factors described above, the AlphaTime Board also considered that certain of the officers and directors of Company may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders, including the matters described under the sections titled “Risk Factors and Risk Factor Summary”. However, the AlphaTime Board concluded that the potentially disparate interests would be mitigated because (i) these interests would be included in this proxy statement/prospectus, (ii) these disparate interests could exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of the ATMC Ordinary Shares. The independent directors of AlphaTime did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Business Combination and/or preparing a report concerning the approval of the Business Combination. The Business Combination was not structured to require the approval of at least a majority of unaffiliated security holders of AlphaTime.

34

Based on its review of the foregoing considerations, the AlphaTime Board concluded that these risks could be managed or mitigated by Company or were unlikely to have a material impact on the Business Combination or AlphaTime, and that, overall, the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that AlphaTime Shareholders will receive as a result of the Business Combination. The AlphaTime Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

In addition to considering the factors described above, the AlphaTime Board also considered that the initial AlphaTime Shareholders, including AlphaTime directors and executive officers, have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders generally (see “Interests of AlphaTime Directors and Officers in the Business Combination”). Newbridge Securities reviewed and considered these interests in its draft fairness opinion delivered to the AlphaTime Board and determined that as of the date of such opinion, and based on the assumptions, limitations, qualifications, conditions, and other matters set forth in the Merger Agreement and the Transaction Documents, the consideration to be issued for the Business Combination is fair to AlphaTime’s public shareholders. Newbridge reached an opinion regarding only the merger consideration and, although Newbridge may have considered the initial AlphaTime Shareholders’ interests, it did not reach a conclusion as to the fairness of those interests.

The preceding discussion of the information and factors considered by the AlphaTime Board is not intended to be exhaustive but includes the material factors considered by the AlphaTime Board.

Opinion of AlphaTime’s Valuation Advisor

Before reaching its overall decision to approve and declare advisable the Merger Agreement, the AlphaTime Board reviewed the proposed equity value of HCYC and considerations to be paid in connection with the Business Combination. In connection with such review, the AlphaTime Board reviewed a number of analysis, including (a) audited and unaudited historical financial information of HCYC, and (b) a draft fairness opinion of Newbridge Securities Corporation (“Newbridge”), AlphaTime’s financial advisor. The details of each such analysis and the engagement and qualifications of AlphaTime’s valuation and financial advisors are set forth below. For details, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.” The analysis of AlphaTime’s management and advisors in support of the revised valuation has taken into consideration the financial parameters of comparable companies and other information as of a more recent date, comparing to the analysis reviewed by the AlphaTime Board when discussing the original valuation of HCYC.

Fairness Opinion of AlphaTime’s Financial Advisor

As soon as reasonably practicable after the execution of the Merger Agreement, AlphaTime received the opinion of Newbridge that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the Merger Consideration to be paid PubCo pursuant to the Merger Agreement is fair from a financial point of view to all of the shareholders of AlphaTime from a financial perspective and shall deliver a copy of such opinion to HCYC. No material relationships exist or are mutually understood to be contemplated between Newbridge, its affiliates, and/or unaffiliated representative, and AlphaTime, its sponsor, and/or their respective affiliates. Any compensation received by Newbridge will be solely for its services in preparing its fairness opinion to the AlphaTime Shareholders. No instructions were received from, nor were limitations imposed by the Company or its Sponsor to Newbridge in rendering their Fairness Opinion.

Ownership and Transaction Structure

The following diagrams illustrate in simplified terms the current structure of each of AlphaTime and HCYC, the steps of the proposed Business Combination, and the expected structure after the Business Combination.

35

First SPAC Merger

SPAC
Shareholders
Transitory
Shareholder
Legacy
HCYC
Shareholders
1
AlphaTime
Acquisition Corp.
("SPAC")
(Cayman)
PubCo
(Cayman)
HCYC Group
Company Limited
("HCYC")
(Cayman)
3
First
SPAC
Merger
2
Merger Sub 1
(Cayman)
Merger Sub 2
(Cayman)
Merger Sub 3
(Cayman)

36

Certain Information Relating to PubCo and AlphaTime

PubCo Listing

PubCo plans to apply for listing, to be effective at the time of the Closing of the Business Combination, of the PubCo Ordinary Shares on Nasdaq and will obtain clearance by DTC as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.

Delisting and Deregistration of AlphaTime

If the Business Combination is completed, ATMC Ordinary Shares, Public Units and Public Rights shall be delisted from Nasdaq and will be deregistered under the Exchange Act.

Emerging Growth Company

Upon consummation of the Business Combination, it is expected that PubCo will be an “emerging growth company” as defined in the JOBS Act. PubCo will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.235 billion or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo Ordinary Shares held by non-affiliates exceeds $700 million as of the last business day of PubCo’s prior second fiscal quarter, PubCo has been subject to Exchange Act reporting requirements for at least 12 calendar months; and filed at least one annual report, and (ii) the date on which PubCo issued more than $1.0 billion in non-convertible debt during the prior three-year period. PubCo intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation.

In addition, Section 102(b)(1) of the JOBS Act exempts “emerging growth companies” from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. PubCo has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, PubCo, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of PubCo’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

Furthermore, even after PubCo no longer qualifies as an “emerging growth company,” as long as PubCo continues to qualify as a foreign private issuer under the Exchange Act, PubCo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including, but not limited to, the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, or current reports on Form 8-K, upon the occurrence of specified significant events. In addition, PubCo will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

37

Foreign Private Issuer

Immediately following the Business Combination, PubCo will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act and will therefore be exempt from certain provisions of the securities rules and regulations in the United States that are applicable to U.S. domestic issuers, including (i) the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q and current reports on Form 8-K with the SEC; (ii) the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act; (iii) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and (iv) the selective disclosure rules by issuers of material nonpublic information under Regulation FD.

In addition, as a foreign private issuer, PubCo is permitted to follow certain corporate governance practices of its home country, the Cayman Islands, in lieu of the corporate governance standards of Nasdaq applicable to U.S. domestic companies. For example, PubCo is not required to have a majority of its board of directors consisting of independent directors nor have a compensation committee or a nominating and corporate governance committee consisting entirely of independent directors. PubCo intends to follow its home country’s corporate governance practices as long as it remains a foreign private issuer. As a result, PubCo’s shareholders may not have the same protections afforded to shareholders of U.S. domestic companies that are subject to Nasdaq corporate governance requirements.

For more details on related risks, see “Risk Factors-Risks Related to PubCo and Its Securities-PubCo will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such PubCo will be exempt from certain provisions applicable to United States domestic public companies” and “As a foreign private issuer, PubCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq’s corporate governance standards applicable to domestic U.S. companies. These practices may afford less protection to shareholders than they would enjoy if PubCo complied fully with Nasdaq’s corporate governance standards,” and “PubCo may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses.”

Controlled Company

Under Nasdaq’s listing rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements. Upon the consummation of the Business Combination, Sponsor, the sole member of which is indirectly wholly owned by Mr. Richard Tzar Kai Li (“Mr. Li”), is expected to hold 30.48% of the equity interest and 78.23% of the voting power in PubCo under the No Redemption Scenario (not taking into account of any PubCo Class A Ordinary Shares underlying the PubCo Sponsor Warrants, which are exercisable 30 days after Closing, or any PubCo Class B Ordinary Shares that may be transferred to Sponsor by Steven Teichman as described elsewhere in this proxy statement/prospectus). In addition, 594,946 PubCo Class B Ordinary Shares to be issued to Mr. Teichman in the Initial Merger in exchange for 594,946 Bridgetown Class B Ordinary Shares currently held by him (representing 1.38% of the equity interest and 3.66% of the voting power in PubCo if no Bridgetown Class A Ordinary Shares are redeemed in connection with the Business Combination) are subject to potential transfer to Sponsor at Sponsor’s sole discretion for no consideration, and Sponsor reserves the right to reallocate all or a portion of such PubCo Class B Ordinary Shares among its affiliates and its and its affiliates’ employees, based upon their contributions to Sponsor and/or its affiliates and the stock price performance of PubCo Class A Ordinary Shares following the Closing Date. In the event Mr. Teichman transfers the 594,946 PubCo Class B Ordinary Shares held by him following the Closing Date to Sponsor, Sponsor is expected to hold 31.86% of the equity interest and 81.89% of the voting power in PubCo following the transfer, assuming that no Bridgetown Class A Ordinary Shares are redeemed in connection with the Business Combination and that there is no change in the total number of issued and outstanding PubCo Shares between the Closing Date and the date of such transfer.

As a result of Sponsor’s majority ownership and voting power, which would give it the ability to control the outcome of certain matters submitted to our shareholders for approval, including the appointment or removal of directors (subject to certain limitations described elsewhere in this proxy statement/prospectus), PubCo is expected to qualify as a “controlled company” within the meaning of Nasdaq’s corporate governance standards. Therefore, PubCo will have the option not to comply with certain requirements to which companies that are not controlled companies are subject, including the requirement that a majority of its board of directors shall consist of independent directors and the requirement that its nominating and corporate governance committee and compensation committee shall be composed entirely of independent directors. PubCo currently does not intend to take advantage of these exemptions, subject to application of its home country corporate governance practices as outlined below. However, we cannot guarantee that this may not change going forward. For more details on related risks, see “Risk Factors-Risks Related to PubCo and Its Securities-Upon PubCo’s listing on Nasdaq, we expect it to be a “controlled company” within the meaning of the Nasdaq rules and, as a result, would qualify for, and could elect to rely on, exemptions from certain corporate governance requirements.”

38

Cash and Asset Flows through HCYC

The structure of cash flows within our organization, and the applicable regulations, are as follows:

1. HCYC’s equity structure is a direct shareholding structure, that is, HCYC directly controls its operating subsidiary HCYC HK. See “Corporate History and Structure” for additional details.

2. Within the direct holding structure, the use of funds within the corporate group is legal and compliant with the laws and regulations of Hong Kong and the Cayman Islands. Because HCYC has no actual operations, there is no funding for this entity and all the revenue that is generated by HCYC HK is used to operate HCYC HK. At the close of this offering, the funds can be directly transferred to the operating subsidiary.

3. At present, HCYC have never distributed any dividends and does not intend to in the future. However, if HCYC decides to distribute dividends to its shareholders, it will transfer the dividends from the operating subsidiary, HCYC HK, in accordance with the laws and regulations of Hong Kong and other countries. Then HCYC HK will transfer the dividends to HCYC, and the dividends will be distributed from HCYC to all shareholders respectively in proportion to the shares they hold, regardless of whether the shareholders are U.S. investors or investors in other countries or regions.

As a smaller company, HCYC does not have specific cash management policies and procedures that dictate how funds are transferred throughout the organization. HCYC’s general policy, however, has been to keep funds within the entities where they are raised or generated in order to support the local entity’s operations. For example, if the funds are generated in a Hong Kong subsidiary, then HCYC’s general approach will be to use those funds to support the Hong Kong entity’s operations, with the exception of required funding for capital investments.

Under Hong Kong law, dividends could only be paid out of distributable profits (that is, accumulated realized profits less accumulated realized losses) or other distributable reserves, as permitted under Hong Kong law. Dividends cannot be paid out of share capital. There are no restrictions or limitation under the laws of Hong Kong imposed on the conversion of HK dollar into foreign currencies and the remittance of currencies out of Hong Kong, nor is there any restriction on foreign exchange to transfer cash or other assets between HCYC Holding Company and its subsidiary, across borders and to U.S. investors, nor are there any restrictions and limitations to distribute earnings from our business and subsidiary, to HCYC Holding Company and U.S. investors. Under the current practice of the Inland Revenue Department of Hong Kong, no tax is payable in Hong Kong in respect to dividends paid by us. Further, there are no restrictions or limitation under the laws of Hong Kong imposed on the conversion of HK$ into foreign currencies and the remittance of currencies out of Hong Kong or across borders and to U.S investors.

HCYC does not have any contractual agreements in place its operating subsidiary that establishes control over it. HCYC controls its operating subsidiary by virtue of holding all of the voting interest.

As of the date of this prospectus, no transfers, dividends, or distributions have been made between HCYC and HCYC HK. Further, no transfers, dividends, or distributions have been made to investors. Please see our Consolidated Financial Statements starting on page F-1.

The Holding Foreign Companies Accountable Act

HCYC is, and following the completion of the Business Combination, PubCo will be subject to a number of prohibitions, restrictions and potential delisting risk under the Holding Foreign Companies Accountable Act (the “HFCAA”). Pursuant to the HFCAA and related regulations, if PubCo has filed an audit report issued by a registered public accounting firm that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that it is unable to inspect and investigate completely, the Securities and Exchange Commission (the “SEC”) will identify PubCo as a “Commission-identified Issuer,” and the trading of PubCo’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the United States, will be prohibited if following the completion of the Business Combination, PubCo is identified as a Commission-identified Issuer for two consecutive years.

In August 2022, the PCAOB, the China Securities Regulatory Commission (the “CSRC”) and the Ministry of Finance of the PRC signed a Statement of Protocol (the “Statement of Protocol”), which establishes a specific and accountable framework for the PCAOB to conduct inspections and investigations of PCAOB-governed accounting firms in mainland China and Hong Kong. On December 15, 2022, the PCAOB announced that it was able to secure complete access to inspect and investigate PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong completely in 2022. On December 29, 2022, the Consolidated Appropriations Act, 2023 (the “CAA”) was signed into law by President Biden. The CAA, among other things, reduced the number of consecutive non-inspection years required for triggering the prohibitions under the HFCAA as it was originally passed from three years to two, and thus, reduced the time before PubCo’s securities may be prohibited from trading or delisted. The PCAOB vacated its previous 2021 determinations that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong. However, whether the PCAOB will continue to be able to satisfactorily conduct inspections of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong is subject to uncertainties and depends on a number of factors out of PubCo and its auditor’s control.

HCYC’s auditor, Simon & Edward, LLP, is an independent registered public accounting firm in the United States located in Los Angeles, California. The audit report included in this prospectus was issued by Simon & Edward, LLP, who are registered with the PCAOB and can be inspected by the PCAOB. We have no intention of dismissing Simon & Edward, LLP in the future or of engaging any auditor not subject to regular inspection by the PCAOB. There is no guarantee, however, that any future auditor engaged by the HCYC would remain subject to full PCAOB inspection during the entire term of our engagement. If it is later determined that the PCAOB is unable to inspect or investigate our auditor completely, investors may be deprived of the benefits of such inspection. Any audit reports not issued by auditors that are completely inspected by the PCAOB, or a lack of PCAOB inspections of audit work undertaken in China that prevents the PCAOB from regularly evaluating our auditors’ audits and their quality control procedures, could result in a lack of assurance that our financial statements and disclosures are adequate and accurate. In addition, under the HFCAA, our securities may be prohibited from trading on the Nasdaq or other U.S. stock exchanges if our auditor is not inspected by the PCAOB for two consecutive years, and this ultimately could result in our Ordinary Shares being delisted. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which was signed into law on December 29, 2022, amending the HFCAA and requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three.

39

PRC and Regulatory Permissions

CAC Approval

HCYC’s management has assessed the criteria to determine whether approval is needed from the Cybersecurity Administration Committee (“CAC”) or PRC authorities for this offering. The current-effective China Cybersecurity Review Measures released by relevant PRC governmental authorities in December 2021 requires platforms that contain data of 1 million or more users to undergo a cybersecurity review if they plan to list overseas. HCYC and HCYC HK does not collect and store consumer data. They also do not have more than 1 million users and, as such, are not required to undergo any review or obtain any form of permission. As the Hong Kong subsidiary has not been involved in the collection of user data, implicate cybersecurity, or involved any other type of restricted industry, it is not required to seek permission or filing requirements from the CAC.

Recent statements by the Chinese government have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China based issuers. Any future action by the Chinese government expanding the categories of industries and companies whose foreign securities offerings are subject to government review could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless. Recently, the PRC government initiated a series of regulatory actions and made a number of public statements on the regulation of business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using a variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. As of the date of this prospectus, management has assessed and believes HCYC and HCYC HK are not directly subject to these regulatory actions or statements, as they have not implemented any monopolistic behavior, do not have variable interest entity structure, and their business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry.

Since these statements and regulatory actions are new, it is also highly uncertain in the interpretation and the enforcement of the above cybersecurity and overseas listing laws and regulation. Additionally, given the recency of the issuance of the above PRC laws and regulations related to cybersecurity and data privacy, HCYC and HCYC HK still face uncertainties regarding the interpretation and implementation of these laws and regulations and we could not rule out the possibility that any PRC governmental authorities may subject us and/or our subsidiary to such laws and regulations in the future. If they are deemed to be applicable to us and/or our subsidiary, we cannot assure you that we and our subsidiary will be compliant with such new regulations in all respects, and we and/or our subsidiaries may be ordered to rectify and terminate any actions that are deemed illegal by the PRC governmental authorities and become subject to fines and other government sanctions, which may materially and adversely affect our subsidiaries’ business and our financial condition and results of operations.

CSRC Filing

On February 17, 2023, the CSRC promulgated Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies (the “Overseas Listing Trial Measures”) and circulated five supporting guidelines, which became effective on March 31, 2023. The Overseas Listing Trial Measures regulate both direct and indirect overseas offering and listing of PRC domestic companies’ securities by adopting a filing-based regulatory regime.

In light of China’s extension of its authority into Hong Kong, HCYC may be subject to risks arising from the legal system in Hong Kong and China associated with HCYC HK’s operations. After HCYC management’s review of PRC laws and regulations regarding the filing requirements, as of the date of this prospectus, HCYC does not believe that they are required to obtain the approval from or complete the filing with the CSRC pursuant to the Trial Administrative Measures for this offering. Additionally, HCYC has been advised by Yingke Law Firm, our PRC counsel, that based on their understanding of the current PRC laws and regulations, as of the date of this prospectus, HCYC and its operating subsidiary HCYC HK, are not required to obtain any permissions or approvals from Hong Kong authorities for the continued listing of our ordinary shares in the U.S. and issuing our ordinary shares to foreign investors. Thus, HCYC has not submitted an application for approval for this offering with the CSRC. HCYC has obtained a legal opinion fromYingke Law Firm regarding this matter, based on the facts that (i) its principal business activities, via HCYC HK, are conducted in Hong Kong, not Mainland China (ii) its principal place of business is in Hong Kong, not Mainland China; and, (iii) all of its directors and officers are citizens of Hong Kong and reside in Hong Kong. As of the date of this prospectus, HCYC HK received all requisite permissions or approvals from the Hong Kong authorities to operate their businesses in Hong Kong, including but not limited to their business registration certificates. However, as the Trial Administrative Measures were newly published, there are substantial uncertainties as to its implementation and interpretation, and the CSRC may take a view that is contrary to HCYC’s understanding of the Trial Administrative Measures under the principle of “substance over form” adopted thereby regarding the determination of an “indirect overseas offering and listing by PRC domestic companies”, over which the CSRC may have substantial discretions. Furthermore, on February 24, 2023, the CSRC revised the Provisions on Strengthening the Management of Confidentiality and Archives Related to the Overseas Issuance of Securities and Overseas Listing by Domestic Companies which were issued in 2009, or the Archives Rules. The revised Archives Rules will come into effect on March 31, 2023 together with the Trial Measures. As is consistent with the Trial Measures, the revised Archives Rules will expand their application to cover indirect overseas offering and listing, by stipulating that a domestic company which plans to publicly disclose or provide to relevant individuals or entities, including securities companies, securities service providers and overseas regulators, any documents and materials containing state secrets or working secrets of government agencies, shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level.

Neither HCYC nor HCYC HK are a “domestic company” for the purposes of the Trial Measures and the Draft Rules Regarding Overseas Listing. Neither the CSRC nor any other PRC regulatory agency or administration has contacted HCYC in connection with the HCYC’s or its subsidiary’s operations or proposed Offering. HCYC is currently not required to obtain regulatory approval from the CSRC nor any other PRC authorities for itself and its subsidiary’s operations in Hong Kong and proposed offering. Further, the PRC laws or regulations related to CSRC filings are not enforceable in Hong Kong.

40

As of the date of this prospectus, HCYC and its operating subsidiary have not received any inquiry, notice, warning or sanctions regarding our planned overseas listing from the China Securities Regulatory Commission or any other PRC governmental authorities. Since these statements and regulatory actions are new, it is also highly uncertain in the interpretation and the enforcement of the overseas listing laws and regulation. There is no assurance that the relevant PRC governmental authorities would reach the same conclusion as us. If we and/or our subsidiary are required to obtain approval or fillings from any governmental authorities, such as the CSRC, in connection with the listing or continued listing of our securities on a stock exchange outside of Hong Kong or mainland China, it is uncertain how long it will take for us and/or our subsidiary to obtain such approval or complete such filing, and, even if we and our subsidiary obtain such approval or complete such filing, the approval or filing could be rescinded. Any failure to obtain or a delay in obtaining the necessary permissions from or complete the necessary filing procedure with the PRC governmental authorities to conduct offerings or list outside of Hong Kong or mainland China may subject us and/or our subsidiary to sanctions imposed by the PRC governmental authorities, which could include fines and penalties, suspension of business, proceedings against us and/or our subsidiaries, and even fines on the controlling shareholder and other responsible persons, and our subsidiaries’ ability to conduct our business, our ability to invest into mainland China as foreign investments or accept foreign investments, or our ability to list on a U.S. or other overseas exchange may be restricted, and our subsidiaries’ business, and our reputation, financial condition, and results of operations may be materially and adversely affected. As a result, the value of the securities could significantly decline or become worthless.

Recent statements by the Chinese government have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China based issuers. Any future action by the Chinese government expanding the categories of industries and companies whose foreign securities offerings are subject to government review could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless. Recently, the PRC government initiated a series of regulatory actions and made a number of public statements on the regulation of business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using a variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. As advised by our Hong Kong counsel, as of the date of this prospectus, HCYC and its operating subsidiary are not directly subject to these regulatory actions or statements, as we have not implemented any monopolistic behavior, do not have variable interest entity structure, and our business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. Please see “Risks Related to HCYC.”

Regulatory Licenses for HCYC’s Operations in Hong Kong

HCYC only operates in Hong Kong through its wholly-owned subsidiary. HCYC is duly incorporated in the Cayman Islands and keeps its annual business registration current, which is the only permission required from the Cayman Islands in order operate. There is no approval process in the Cayman Islands in which HCYC needs to adhere to in order to offer its securities.

HCYC HK is duly incorporated in Hong Kong and keeps its annual business registration current, which is the only permission required from Hong Kong in order operate. There is no approval process in Hong Kong in which HCYC needs to adhere to in order to offer its securities.

HCYC HK does not have any operations in Mainland China. However, its operations may still be affected by decisions made by the PRC Government. China has sovereignty over Hong Kong and therefore can exert substantial influence on Hong Kong matters which may have an impact on the operating subsidiary’s operations. Chinese regulatory authorities could disallow the current holding company structure, and, therefore, any change in the interpretation of existing rules and regulations or the promulgation of new rules and regulations may materially affect current operations and or the value of the securities being registered for sale. Please see “Risks Related to HCYC.”

41

Interests of AlphaTime Directors and Officers in the Business Combination

In considering the recommendation of the AlphaTime Board to vote in favor of approval of the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal, you should keep in mind AlphaTime’s directors and officers have interests in such proposals that are different from, or in addition to, your interests as a shareholder. These interests include, among other things, the following:

●	AlphaTime’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on AlphaTime’s behalf, such as identifying and investigating possible business targets and business combinations. As of the Record Date, there are no out-of-pocket expenses due to be reimbursed.

●	The Sponsor may convert any working capital loans that it may make to AlphaTime into up to an additional 30,000 Private Placement Units at the price of $10.00 per Private Placement Unit.

●	The Sponsor, officers and directors have agreed not to redeem any ATMC Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination.

●

At the extraordinary general meeting of AlphaTime shareholders (the “Extension Meeting”) on December 28, 2023, AlphaTime adopted the Existing AlphaTime Articles reflecting the extension of the termination date from January 4, 2024 up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its IPO for a total of twelve (12) months after January 4, 2025 (assuming a business combination has not occurred)).

●

AlphaTime also entered into the an amendment to the investment management trust agreement, initially dated December 30, 2022, between AlphaTime and American Stock Transfer & Trust Company American Stock Transfer & Trust Company (the “Investment Management Trust Agreement”) (the “Trust Agreement Amendment”), pursuant to which the AlphaTime has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing $55,000 into the Trust Account for each monthly extension until January 4, 2025 (assuming a business combination has not occurred), in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

●

In connection with the Extension Meeting, on December 28, 2023, AlphaTime also entered into a non-interest bearing promissory note with the Sponsor for $660,000 which shall be payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On January 4, 2024, AlphaTime deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024, to April 4, 2024. On April 4, 2024, AlphaTime deposited $55,000 into the Trust Account to extend the deadline to complete a business combination from April 4, 2024 to May 4, 2024. Subsequently, on May 3, 2024, AlphaTime deposited $55,000 into the Trust Account to extend the deadline to complete a business combination from May 4, 2024, to June 4, 2024. Further, the Company has deposited $165,000 in aggregate into the Trust Account from April to June to extend the deadline to complete the business combination from April 4, 2024 to July 4, 2024. Subsequent to June 30, 2024, the company has deposited $110,000 to extend the timeline for completion of business combination from July 4, 2024 to September 4, 2024. On September 3, 2024 and October 2, 2024, respectively, the Company entered into the extension letters with the sponsors to extend the timeline of the business combination from September 4, 2024 to November 4, 2024. An aggregate of $110,000 extension fund is expected to be deposited into the trust account by the sponsors.

●	At the extraordinary general meeting of AlphaTime shareholders on December 20, 2024 (the “Second Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the of the date by which AlphaTime must consummate a business combination from January 4, 2025 up to nine (9) times, each comprised of one month each up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its IPO for a total of nine (9) months after October 4, 2025 (assuming a business combination has not occurred)).

●	In connection with the shareholders’ vote at the Second Meeting, the holders of 3,403,976 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Second Redemption”). As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 ATMC Ordinary Shares outstanding.

●	The Company also entered into a second amendment to the Investment Management Trust Agreement (the “Second Trust Agreement Amendment”). Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the termination date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

●	At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026 (i.e., for a period of time ending up to 36 months after the consummation of its IPO (assuming a business combination has not occurred).

●	In connection with the shareholders’ vote at the Third Meeting, the holders of 917,814 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Third Redemption”). As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding.

●	The Company also entered into a third amendment to the Investment Management Trust Agreement (the “Third Trust Agreement Amendment”). Pursuant to the Third Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

●	The Sponsor, directors and officers paid an aggregate of $25,000 for the founder shares and that such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $21,476,250, based on the closing price of the ATMC Ordinary Shares of $12.45 per share on the Record Date, resulting in a theoretical gain of $21,451,250.

●	The Sponsor, directors and officers paid an aggregate of $4,092,000 for the Private Placement Units in connection with the private placement, which was consummated in connection with the closing of the IPO, which if unrestricted, separated into their component parts and freely tradable would be valued at an aggregate total of approximately $52,254,840, based on the closing price of the ATMC Ordinary Shares of $12.45 per share, the Public Rights of $0.23 and the Public Warrants of $0.09 per warrant on the Record Date, resulting in a theoretical aggregate gain of $48,162,840.

●	Certain of AlphaTime’s officers and directors collectively own, directly or indirectly, a material interest in the Sponsor.

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor and its affiliates can earn a positive rate of return on their investment, even if other AlphaTime shareholders experience a negative rate of return in the post-business combination company.

●	The Merger Agreement provides for the indemnification of AlphaTime’s current directors and officers and the continuation of directors and officers liability insurance covering AlphaTime’s current directors and officers for a period of six (6) years from the Acquisition Merger Effective Time.

42

●	officers and directors (or their affiliates) may make loans from time to time to AlphaTime to fund certain AlphaTime capital requirements. As of the date of this proxy statement/prospectus, no such loans have been made, but loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to AlphaTime outside of the Trust Account.

●	The Sponsor, officers and directors will lose their entire investment in AlphaTime if an initial business combination is not completed.

Further, as of the date of this proxy statement/prospectus, there has been no reimbursement to the Sponsor or AlphaTime’s officers or directors for any out-of-pocket expenses incurred in connection with activities on AlphaTime’s behalf, and no such amounts have been incurred as of the date of this proxy statement/prospectus. As of the date of this proxy statement/prospectus, the Sponsor has incurred approximately $784,700 of expenses on AlphaTime’s behalf, of which approximately $0 has been repaid by AlphaTime to the Sponsor. The balance may be repaid by AlphaTime at the Closing.

At any time prior to the Extraordinary General Meeting, during a period when they are not then aware of any material nonpublic information regarding AlphaTime or its securities, AlphaTime’s officers and directors, AlphaTime or AlphaTime’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire ATMC Ordinary Shares or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares entitled to vote at the Extraordinary General Meeting to approve the Business Combination Proposal vote in its favor and that AlphaTime has in excess of the required dollar amount to consummate the Business Combination under the Merger Agreement, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the initial shareholders of AlphaTime for nominal value.

Entering into any such arrangements may have a depressive effect on ATMC Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he, she or it owns, either prior to or immediately after the Extraordinary General Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other proposals to be presented at the Extraordinary General Meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that AlphaTime will have in excess of the required amount of cash available to consummate the Business Combination as described above. As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into.

Compensation Received by the Sponsor and its Affiliates

Set forth below is a summary of amount of compensation and securities received or to be received by the Sponsor and its affiliates in connection with the Business Combination and related transactions.

Entity/Individual	Securities to be Received	Other Compensation
Sponsor

1,592,175 PubCo Ordinary Shares upon conversion 1,592,175 Founder Shares held by the Sponsor. The Sponsor paid an aggregate purchase price of $25,000 for the Founder Shares.

409,200 PubCo Ordinary Shares upon conversion 409,200 ATMC Ordinary Shares held by the Sponsor, issued as a component security of the Private Placement Units. 409,200 PubCo Warrants upon conversion 409,200 Private Placement Warants held by the Sponsor, issued as a component security of the Private Placement Units.

40,920 PubCo Ordinary Shares upon exchange of the 409,200 Private Placement Rights held by the Sponsor, issued as a component security of the Private Placement Units.

The Sponsor paid an aggregate purchase price of $4,092,000 for the Private Placement Units.

AlphaTime entered into the several Promissory Notes with the Sponsor, pursuant to which the Sponsor agreed to loan AlphaTime up to an aggregate principal amount of $1,350,000 and, as of the date of this proxy statement/prospectus, the outstanding principal balance under such notes was approximately $1,262,500.

Commencing on the date the Rigel Public Units were first listed on Nasdaq, AlphaTime has agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support.

TenX Global Capital LP (“TenX”)	None.

$200,000 paid on November 9, 2021 for advisory services in connection with the IPO and business combination, including assisting in hiring consultants and other service providers and other relevant services to commence trading including filing the necessary documents as part of the transaction.

Ten X will also assist in preparing AlphaTime for investor presentations, conferences for due diligence, deal structuring and term negotiations.

Sponsors’ Prior SPAC Experience

Affiliates of our Sponsors have extensive history in capital markets transactions, including with special purpose acquisition companies (“SPACs”). The following are brief summaries of SPAC in which the affiliates of our Sponsors have been in or are currently involved:

Taylor Zhang: TenX Keane Acquisition

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang had served as the Chief Financial Officer and Executive Director of TenX from March 2021 to August 2024. TenX’s initial public offering closed on October 18, 2022, raising $66 million. On October 24, 2023, TenX announced that it had entered into an Agreement and Plan of Merger and Reorganization dated October 23, 2023, by and among TenX, TenX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of TenX, Citius Pharmaceuticals, Inc., a Nevada corporation (“Citius Pharma”), and Citius Oncology, Inc., a Delaware corporation and wholly owned subsidiary of Citius Pharma, to acquire Citius Oncology (the “Citius Merger”). The combined company will own and operate the business of developing and commercializing LYMPHIRTM (denileukin diftitox), a late state oncology immunotherapy.

TenX’s sponsor was 10XYZ Holding, L.P., a Delaware limited partnership (“10XYZ”). 10XYZ is controlled by its general partner, 10XYZ Management LLC, a Delaware limited liability company. Mr. Zhang is one of 10XYZ Management LLC’s two managing members. 10XYZ was formed for the purpose of acting as the sponsor in connection with TenX’s initial public offering, and the sponsor conducts no other business.

43

Pursuant to the third amended and restated memorandum and articles of association of TenX, TenX had until April 18, 2024 to consummate its business combination, provided however that TenX was able to subsequently extend the period of time to consummate a business combination up to seven (7) times for an additional one (1) month each time from April 18, 2024 to November 18, 2024, if requested by 10XYZ, subject to 10XYZ or its designee, depositing the lesser of (i) $66,667 or (ii) $0.03 per public share, for each month during the subsequent additional one (1) month extensions from April 18, 2024 to November 18, 2024, that is needed to complete an initial business combination.

Four (4) of the possible seven (7) time extensions were effected, on April 26, 2024, May 17, 2024, June 17, 2024, and July 17, 2024, respectively. On each such date, Citius Pharma deposited $66,667 into the trust account of TenX to extend the timeline to complete a business combination for an additional one (1) month period.

In connection with the TenX shareholder vote relating to the Citius Merger, holders of 4,297,828 TenX ordinary shares sold in TenX’s initial public offering properly exercised their rights to have such shares redeemed for a pro rata portion of the approximately $49,265,965.44 in the trust account holding the proceeds from TenX’s initial public offering, or approximately $11.46 per share. On August 12, 2024, the Citius Merger was consummated, and the combined company is listed on the Nasdaq under ticker symbol “CTOR”.

Taylor Zhang: Bayview Acquisition Corp

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang also controls Bayview Holding Management LLC, a Delaware limited liability company, which is the general partner of and controls Bayview Holding LP, a Delaware limited partnership (“Bayview Sponsor 1”) and one of two sponsors of Bayview Acquisition Corp, Cayman Islands exempted company and SPAC (“Bayview”).

Bayview Sponsor 1, along with Bayview’s additional sponsor, Peace Investment Holdings Limited, a British Virgin islands company, was responsible for organizing, directing and managing the business and affairs of Bayview from its incorporation until consummation of its initial public offering. Bayview Sponsor 1’s activities included identifying and negotiating terms with the representative of the underwriters in Bayview’s initial public offering, other third-party service providers such as Bayview’s auditors and legal counsel, and Bayview’s original directors and officers. Since the initial public offering, Bayview Sponsor 1 has assisted Bayview’s management in identifying and negotiating terms with Oabay (defined below). Bayview Sponsor 1 has had no operations outside of the responsibilities described above that it had and fulfilled to Bayview.

On June 7, 2024, Bayview entered into an Agreement and Plan of Merger (as amended by the First Amendment to the Agreement and Plan of Merger, dated June 26, 2024, and as may be further amended, the “Oabay Merger Agreement”) by and among Bayview, Oabay Holding Company, a Cayman Islands exempted company limited by shares (“Oabay PubCo”), Oabay Inc., a Cayman Islands exempted company limited by shares (“Oabay”), Bayview Merger Sub I Limited, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, Bayview Merger Sub 2, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, Oabay Merger Sub Limited, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, BLAFC Limited, a business company limited by shares in the British Virgin Islands, Bayview Sponsor and Peace Investment Holdings Limited, a Delaware limited partnership. Oabay conducts its business operations in China through Oabay’s several operating subsidiary entities, which provide trade credit digital transformation solutions that primarily consist of supply chain finance cloud services and trade credit management cloud services. The board of directors of Bayview unanimously approved the Oabay Merger Agreement and the transactions related thereto and resolved to recommend the approval and adoption of the Oabay Merger Agreement and the transactions related thereto by the shareholders of Bayview.

On September 16, 2024, Bayview held an extraordinary general meeting (the “Bayview Extension Meeting”), at which holders of 6,292,615 Bayview’s ordinary shares approved two proposals: (i) a proposal to amend Bayview’s restated memorandum and articles of association to extend the date by which Bayview must complete its initial business combination from September 19, 2024 (the “Bayview Termination Date”) to up to June 19, 2025, assuming the exercise of all nine one-month extensions and (ii) a proposal to amend the Company’s investment management trust agreement, dated December 14, 2023 by and between Bayview and Equiniti Trust Company, LLC, to allow Bayview to extend the Bayview Termination Date by exercising up to nine extensions, from the Bayivew Termination Date to June 19, 2025, by depositing into Bayview’s trust account $125,000 for each extension, until June 19, 2025. In connection with the vote to approve the Bayview Extension Meeting proposals, holders of 2,290,989 Bayview ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $10.39 per share, for an aggregate redemption amount of approximately $23,803,376. Immediately following such redemptions, there were 5,441,511 Bayview ordinary shares issued and outstanding, including 3,709,011 Bayview ordinary shares held by public shareholders.

Bayview’s business combination with Oabay is expected to be consummated after obtaining the required approvals of the shareholders of Bayview and Oabay and the satisfaction of certain other customary closing conditions, including the filing and effectiveness of a registration statement with the SEC.

Taylor Zhang: AlphaVest Holding LP

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang serves as manager of AlphaVest Holding LP, the sponsor entity of AlphaVest Acquisition Corp (“AlphaVest”), a Cayman Islands exempted company formed for the purpose of consummating a business combination.

On August 16, 2024, AlphaVest entered into a business combination agreement (the “Merger Agreement”) with AV Merger Sub, wholly owned subsidiary of the Company, and AMC Corporation, a Washington corporation (“AMC”). Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with applicable law, Merger Sub will merge with AMC, with AMC surviving the merger as a wholly owned subsidiary of the Company. On June 25, 2025, AlphaVest entered into an Amendment to the Merger Agreement, to (i) increase the enterprise value from $175,000,000 to $180,000,000 and (ii) extend the termination date of the Merger Agreement to December 31, 2025.

As of the date of this proxy statement/prospectus, AlphaVest has not yet consummated its initial business combination with AMC.

Taylor Zhang: Bowen Acquisition Corp

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang serves as manager of Bowen Holding LP, the sponsor entity of Bowen Acquisition Corp, a Cayman Islands exempted company formed for the purpose of consummating a business combination.

On January 18, 2024, Bowen Acquisition Corp entered into an Agreement and Plan of Reorganization with Bowen Merger Sub, a Cayman Islands exempted company, Shenzhen Qianzhi BioTechnology Co. Ltd., a company incorporated in the People’s Republic of China, and Qianzhi Group Holding (Cayman) Limited, a newly formed Cayman Islands company.

As of the date of this proxy statement/prospectus, Bowen Acquisition Corp has not consummated its business combination.

Taylor Zhang: Cayson Acquisition Corp

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang is the Chief Financial Officer of Cayson Acquisition Corp (“Cayson”). Taylor Zhang also controls Cayson Management LLC, a Delaware limited liability company, which is the general partner of and controls Cayson Holding LP, a Delaware limited partnership and sponsor of Cayson.

On July 11, 2025, Cayson entered into an Agreement and Plan of Merger with Mango Financial Group Limited, a Cayman Islands exempted company, North Water Investment Group Holdings Limited, the parent company of Mango Financial Limited, and Mango Temp Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Mango Group.

As of the date of this proxy statement/prospectus, Cayson Acquisition Corp. has not yet consummated its initial business combination with Mango.

44

Potential Purchases of Public Shares

In connection with the shareholder vote to approve the Business Combination, the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may privately negotiate transactions to purchase ATMC Ordinary Shares from shareholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. There is no limit on the number of ATMC Ordinary Shares the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law, including Rule 14e-5 under the Exchange Act, and the rules of Nasdaq. However, the Sponsor and AlphaTime’s directors, officers, advisors and their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase ATMC Ordinary Shares in such transactions. None of the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such ATMC Ordinary Shares or during a restricted period under Regulation M under the Exchange Act. Such a purchase could include a contractual acknowledgement that such shareholder, although still the record holder of such ATMC Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

In the event that the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

The purpose of any such purchases of ATMC Ordinary Shares could be to (a) increase the likelihood of obtaining shareholder approval of the Business Combination or (b) to satisfy a closing condition in the Merger Agreement, where it appears that such requirement would otherwise not be met. Any such purchases of ATMC Ordinary Shares may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. Further, in the event the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates were to purchase ATMC Ordinary Shares or Public Warrants in privately negotiated transactions from public holders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

●	such Sponsor, directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;
●	such purchased shares would not be voted in favor of approving the Business Combination;
●	such Sponsor, directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and
●	AlphaTime would disclose in a Current Report on Form 8-K, before the Extraordinary General Meeting, the following:

○	the amount of our securities purchased outside of the redemption offer by the Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
○	the purpose of such purchases;
○	the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;
○	the identities of AlphaTime’s selling shareholders for such purchases (if not purchased on the open market) or the nature of AlphaTime’s shareholders (e.g., 5% shareholders) who sold to the Sponsor, directors, officers, advisors or any of their respective affiliates; and
○	the number of ATMC Ordinary Shares for which we have received redemption requests pursuant to the redemption offer.

In addition, if such purchases are made, the public “float” of ATMC Ordinary Shares and the number of beneficial holders of ATMC Ordinary Shares may be reduced, possibly making it difficult for PubCo to obtain the quotation, listing or trading of its securities on a national securities exchange after the completion of the Business Combination.

The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates anticipate that they may identify the shareholders with whom the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates may pursue privately negotiated purchases by either the shareholders contacting us directly or by AlphaTime’s receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination. The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor and AlphaTime’s officers, directors, advisors and any of their respective affiliates will not make purchases of AlphaTime Share if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Anticipated Accounting Treatment

The Business Combination will be treated as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, AlphaTime will be treated as the “acquired” company for financial reporting purposes, and HCYC will be determined to be the accounting acquirer. Accordingly, the Business Combination will be treated as the equivalent of HCYC issuing shares for the net assets of AlphaTime, accompanied by a recapitalization. The net assets of AlphaTime will be stated at historical cost, with no goodwill or other intangible assets recorded.

Voting Power, Implied Ownership and Implied Share Values of PubCo Upon Consummation of the Business Combination

The following table illustrates varying pro forma voting power and implied ownership levels in PubCo immediately following the consummation of the Business Combination based on the No Further Redemption Scenario, the 50% Redemption Scenario, the 75% Redemption Scenario and the 100% Redemption Scenario.

45

The tables below are based on an aggregate of 3,282,556 ATMC Ordinary Shares and include (i) 417,436 ATMC Ordinary Shares held by public shareholders, (ii) 690,000 PubCo shares which will be automatically issued upon the exchange of the Public Rights at Closing, (iii) 409,200 Private Shares underlying the Private Units, (iv) 40,920 PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing, and (v) 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates. The tables below also give effect to the redemption by AlphaTime shareholders on December 28, 2023, of 2,160,774 AMTC Ordinary Shares, and on December 20, 2024, of 3,403,976 ATMC Ordinary Shares, respectively.

	No Redemption Scenario	50% Redemption Scenario	75% Redemption Scenario	Maximum Redemption Scenario (1)
Net tangible book value of AlphaTime as of June 30, 2025	$10,165,683	$10,165,683	$10,165,683	$10,165,683
Decrease in net tangible book value pursuant to business combination with HCYC	(580,549)	(580,549)	(580,549)	(580,549)
Increase in net tangible book value for transaction financing procured by HCYC	11,500,000	11,500,000	11,500,000	11,500,000
Increase in net tangible book value for pre-closing investment	929,224	929,224	929,224	929,224
Decrease in net tangible book value for payment of offering cost	(1,270,000)	(1,270,000)	(1,270,000)	(1,270,000)
Decrease in net tangible book value for payment of deferred underwriting costs	(2,415,000)	(2,415,000)	(2,415,000)	(2,415,000)
Decrease in net tangible book value for payment of redemption of AlphaTime Ordinary Shares held by public shareholders	(11,362,537)	(11,362,537)	(11,362,537)	(11,362,537)
Decrease in net tangible book value for redemption by public shareholders	-	(2,223,393)	(3,335,090)	(4,446,786)
As adjusted net tangible book as of June 30, 2025	$6,966,821	$4,743,428	$3,631,731	$2,520,035

Issued and outstanding shares of AlphaTime’s sponsors and its affiliates as of June 30, 2025	2,134,200	2,134,200	2,134,200	2,134,200
Issuance of ordinary shares to shareholders of HCYC to consummate business combination	7,592,923	7,592,923	7,592,923	7,592,923
Issuance of ordinary shares to shareholders of HCYC for financing procured by HCYC	1,150,000	1,150,000	1,150,000	1,150,000
Issuance of ordinary shares for conversion of public shares from equity	417,436	208,718	104,359	-
Issuance of ordinary shares for conversion of rights into ordinary shares	730,920	730,920	730,920	730,920

As adjusted issued and outstanding shares as of June 30, 2025	12,025,479	11,816,761	11,712,402	11,608,043

Offering price per share in AlphaTime’s IPO	$10.00	$10.00	$10.00	$10.00
Dilution in offering price per share	$(9.42)	$(9.60)	$(9.69)	$(9.78)
Net tangible book value per share	$0.58	$0.40	$0.31	$0.22

(1)	Maximum Redemption Scenario: This presentation assumes a redemption scenario in which 99.7% of AlphaTime’s public shareholders exercise their redemption rights, in which AlphaTime is expected to achieve a minimum of $5,000,001 in net tangible assets (the “NTA”). The Company and AlphaTime intend to obtain additional financing in connection with the Business Combination to be in compliance with the net tangible assets requirement of Nasdaq.

The table below does not include (i) 6,900,000 PubCo Ordinary Shares that underlie AlphaTime’s public warrants, (iii) 409,200 PubCo Ordinary Shares that underlie AlphaTime’s private placement warrants and (iii) the 1,500,000 Earnout Shares (collectively, the “Dilutive Interests”), in each case because none of the Dilutive Interests are exercisable or issuable immediately following the consummation of the Business Combination.

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(5)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(2)	1,107,436	9	898,718	8	794,359	7	690,000	6
Sponsors and its affiliates (3)	2,175,120	18	2,175,120	18	2,175,120	19	2,175,120	19
HCYC Shareholders(4)	7,592,923	63	7,592,923	64	7,592,923	65	7,592,923	65
PIPE Shares(5)	1,150,000	10	1,150,000	10	1,150,000	10	1,150,000	10
Total*	12,025,479	100	11,816,761	100	11,712,402	101	11,608,043	100

* Due to rounding, percentages may not total 100%.

(1) For a more detailed description of share ownership upon consummation of the Business Combination, see “Beneficial Ownership of Securities.”

(2) Reflects 417,436 ATMC Ordinary Shares held by public shareholders and 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing.

(3) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, and 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates.

(4) Reflects 7,592,923 PubCo Ordinary Shares held by HCYC shareholders.

(5) Reflects 1,150,000 Pubco Ordinary Shares issued to PIPE investors.

(6) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

The following table presents pro forma voting power and implied ownership of PubCo inclusive of the Dilutive Interests. The following table assumes (i) the Dilutive Interests have been fully exercised and/or vested, (ii) any conditions to the issuance of such Dilutive Interests have been fully satisfied, and (iii) such Dilutive Interests were issued in connection with the consummation of the Business Combination, such that the voting power and implied ownership of PubCo immediately following the consummation of the Business Combination is as follows:

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(4)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(1)	8,007,436	35	7,798,718	34	7,694,359	34	7,590,000	33
Sponsors and its affiliates (2)	2,584,320	11	2,584,320	11	2,584,320	11	2,584,320	11
HCYC Shareholders(3)	9,092,923	39	9,092,923	40	9,092,923	40	9,092,923	40
PIPE Shares(4)	3,450,000	15	3,450,000	15	3,450,000	15	3,450,000	15
Total*	23,134,679	100	22,925,961	100	22,821,602	100	22,717,243	99

* Due to rounding, percentages may not total 100%.

(1) Reflects 417,436 ATMC Ordinary Shares held by public shareholders, 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing, and 6,900,000 PubCo Ordinary Shares issuable upon exercise of the Public Warrants.

(2) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates, and 409,200 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(3) Reflects 7,500,000 PubCo Ordinary Shares held by HCYC shareholders and 1,500,000 Earnout Shares (defined below) issuable upon the occurrence of certain events and the Company’s meeting certain financial targets.

(4) Reflects 1,150,000 PubCo Ordinary Shares issued to PIPE investors and 2,300,000 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(5) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

46

The following table illustrates the potential impact of redemptions on the per share value of the shares owned by non-redeeming AlphaTime shareholders as well as the effective underwriting fees at the following redemption levels, exclusive of the Dilutive Interests:

	Redemption Level
	100%(2)			75%			50%			0%
Implied value per public share - Pre-Closing		$0			$1.47			$2.59		$4.21
Implied Value per public share - Post Closing(1)	$	n/a			$0.39			$0.76		$1.42
Impact of Underwriting Fees	$	n/a		$	n/a		$	n/a		$0.68
Effective Underwriting Fee %		n/a	%		n/a	%		n/a	%	51.81%

(1)	Including Founder Shares, shares which will be automatically issued upon the exchange of the Public Rights at Closing, Private Shares underlying the Private Units, and PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing.
(2)	Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

The following table illustrates the potential impact of redemptions on the per share value of the shares owned by non-redeeming AlphaTime shareholders as well as the effective underwriting fees at the following redemption levels, inclusive of the Dilutive Interests:

	Redemption Level
	100%(2)			75%			50%			0%
Implied value per public share - Pre-Closing		$0			$1.47			$2.59		$4.21
Implied Value per public share - Post Closing(1)	$	n/a			$0.12			$0.22		$0.44
Impact of Underwriting Fees	$	n/a		$	n/a		$	n/a		$0.21
Effective Underwriting Fee %		n/a	%		n/a	%		n/a	%	51.81%

(1)	Including the Dilutive Interests, Founder Shares, shares which will be automatically issued upon the exchange of the Public Rights at Closing, Private Shares underlying the Private Units, and PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing.
(2)	Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

Redemption Rights

Pursuant to the Existing AlphaTime Articles, a Public Shareholder may request that AlphaTime redeem all or a portion of his, her or its Public Shares for cash if the Business Combination is consummated. In addition, in connection with any proposal to extend the time period to complete the Business Combination, holders of ATMC Ordinary Shares (other than the Sponsor or an officer or director of AlphaTime) may elect to have all or portion of their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the Existing AlphaTime Articles.

Holders of Public Shares or Units who wish to exercise their redemption rights and they hold their Public Shares through Units, must (i) elect to separate their Units into the underlying Public Shares and Warrants and (ii) prior to 5:00 p.m., Eastern Time, on December 3, 2025 (which date is two business days before the scheduled vote at the Extraordinary General Meeting), (A) submit a written request to the Transfer Agent, which request includes the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of their Public Shares for cash and (B) deliver their Public Shares to the Transfer Agent physically or electronically using the DTC’s Deposit and Withdrawal at Custodian (“DWAC”) system. Any holder of Public Shares will be entitled to demand that such holder’s Public Shares be redeemed for a full pro rata portion of the amount then in the Trust Account (including interest earned on the Trust Account not previously released to AlphaTime to pay its taxes, net of taxes payable) (which, for illustrative purposes, was approximately $4.79 million, or $11.46 per Public Share, as of November 12, 2025). Such amount, less any owed but unpaid taxes on the funds in the Trust Account, will be paid promptly upon consummation of the Business Combination. See the section titled “Extraordinary General Meeting of AlphaTime Shareholders - Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Prior to exercising redemption rights, Public Shareholders should verify the market price of the Ordinary Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the Redemption Price. AlphaTime cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in the Ordinary Shares when Public Shareholders wish to sell their shares.

Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time up to the deadline to submitting redemption requests and thereafter, with AlphaTime’s consent, until the Closing. If a holder delivers its Public Shares for redemption to the Transfer Agent and later decides to withdraw such request prior to the deadline for submitting redemption requests, the holder may request that the Transfer Agent return the shares (physically or electronically).

47

Any written demand of redemption rights must be received by the Transfer Agent prior to the redemption deadline. No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to the Transfer Agent prior to the deadline for submitting redemption requests.

Notwithstanding the foregoing, a holder of Public Shares, together with any affiliate or any other person with whom he, she or it is acting in concert or as a partnership, syndicate or other group, will be restricted from seeking redemption with respect to more than 15% of the issued and outstanding Public Shares.

Accordingly, all Public Shares in excess of 15% held by a shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will not be redeemed.

Under the Existing AlphaTime Articles, we will have until January 4, 2026, or until such earlier liquidation date as the AlphaTime Board may approve, to consummate an initial business combination. Public Shareholders will be permitted to redeem their shares regardless of whether they abstain, vote for, vote against, or vote at all with respect to the proposed business combination. If ATMC is unable to complete its initial business combination by January 4, 2026, AlphaTime may hold a shareholder vote at any time to amend the Existing AlphaTime Articles to modify the amount of time AlphaTime has to consummate an initial business combination. There is no limit on the number of extensions that AlphaTime may seek; however, AlphaTime’s securities will face immediate suspension and delisting action after we receive a delisting determination letter from Nasdaq after the 36-month window ends on December 30, 2025. Such a vote, under Cayman Islands law, must be approved by at least two-thirds of holders of ATMC Ordinary Shares who, being entitled to do so, attend and vote (either in person or by proxy) at a general meeting of AlphaTime. In addition, AlphaTime’s initial shareholders, executive officers, and directors have agreed that they will not propose any such amendment to the Existing AlphaTime Articles unless AlphaTime provides its public shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of amounts withdrawn to pay our income taxes), divided by the number of then-outstanding Public Shares, subject to the limitations described herein.

Rights of Non-Redeeming Shareholders

In connection with the Extraordinary General Meeting and the shareholder vote to approve the Business Combination and all other related proposals, all holders of Public Shares will be provided with an opportunity to elect to redeem their Public Shares. All shareholders that elect not to redeem their Public Shares in connection with the Extraordinary General Meeting (the “Non-Redeeming Shareholders”) may subsequently be provided the opportunity to redeem their Public Shares in the following limited circumstances:

●	In the event AlphaTime fails to consummate the Business Combination by the Termination Date and is forced to abandon the transaction. In this instance, AlphaTime may seek to consummate another business combination with a different target party resulting in another extraordinary general meeting to approve such separate transaction and opportunity for all holders of Public Shares to redeem their shares at that time;

●	In the event AlphaTime fails to consummate the Business Combination by the Termination Date and AlphaTime decides not to pursue another business combination. In this instance, AlphaTime would liquidate the trust account and redeem all Public Shares (including those held by Non-Redeeming Shareholders);

●	Any amendment to the Existing AlphaTime Articles that would modify the substance or timing of the company’s obligation to (i) provide redemption rights in connection with a Business Combination, or (ii) redeem 100% of the Public Shares if a Business Combination is not consummated by the applicable deadline; and

●	Any other amendment that would affect the rights of holders of Public Shares.

48

In each of these circumstances, shareholders that elected not to redeem their Public Shares in connection with the Extraordinary General Meeting may subsequently elect to redeem all or a portion of their Public Shares for cash at a per-share price equal to the amount then held in the Trust Account (including interest earned, less permitted deductions).

General Rights of Non-Redeeming Shareholders

Subject to the terms of the Existing AlphaTime Articles, Non-Redeeming Shareholders hold the following attendant rights:

●	The right to vote on the proposed business combination and other shareholder matters;

●	The right to receive shares of the combined entity if the business combination is consummated;

●	The right to receive dividends or distributions, if any are declared; and

●	The ability to sell or transfer their shares, subject to market conditions and applicable securities laws.

Non-redeeming shareholders who remain invested through the business combination will become shareholders of the post-business combination company (i.e., PubCo) and will receive shares of PubCo in accordance with the terms of the business combination agreement. These shareholders will continue to hold equity interests in the combined entity and will have the same rights and privileges as other holders of PubCo Ordinary Shares, including the right to vote on corporate matters, the right to receive dividends if and when declared, and the ability to sell or transfer their shares, subject to applicable securities laws and any contractual lock-up restrictions. As shareholders of PubCo, they will also participate in the potential upside (or downside) of PubCo’s future performance following the completion of the business combination.

Regulatory Matters

The Merger Agreement and the transactions contemplated by the Merger Agreement are not subject as a closing condition to any additional federal, state or foreign regulatory requirement or approval, except for (i) the expiration or termination of applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodio Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and (ii) filings with the registrar of the Cayman Islands necessary to effectuate the transactions contemplated by the Merger Agreement and the respective plans of merger.

Recent Developments

As previously disclosed, on November 29, 2024, AlphaTime received a written notice (the “Initial Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying AlphaTime that AlphaTime was not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires AlphaTime to have at least 400 total holders for continued listing on The Nasdaq Global Market. An indicator will be displayed with quotation information related to AlphaTime’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Initial Notice did not impact the listing of AlphaTime’s securities on The Nasdaq Global Market. On January 16, 2025, AlphaTime submitted a plan to regain compliance with the Minimum Public Holders Rule.

As previously disclosed, on January 29, 2025, Nasdaq issued a notice granting AlphaTime an extension of time to regain compliance with Nasdaq Minimum Public Holders Rule for 180 calendar days, or until May 28, 2025. On June 3, 2025, AlphaTime received a letter from Nasdaq stating that AlphaTime had not regained compliance with the Minimum Public Holders Rule by May 28, 2025.

49

On June 6, 2025, AlphaTime submitted a hearing request to the Nasdaq Hearing Listing Qualifications Panel (the “Panel”) pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of the AlphaTime’s securities based on Nasdaq’s determination of noncompliance regarding the Minimum Public Holders Rule and the filing of the Form 25-NSE pending the Panel’s decision.

On April 17, 2025, AlphaTime received a second letter (the “ Second Notice”) from the Listing Qualifications Department notifying AlphaTime that, for the last 30 consecutive business days, the Minimum Value of Listed Securities, as defined by Nasdaq (“MVLS”), of the Public Shares, has been below the minimum $50 million requirement for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “Minimum Market Value of Listed Securities Requirement”). An indicator will be displayed with quotation information related to AlphaTime’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Second Notice does not impact the listing of AlphaTime’s securities on The Nasdaq Capital Market at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) and 5810(c)(3)(D), AlphaTime has been provided a compliance period of 180 calendar days from receipt of letters, or until October 14, 2025 (the “Compliance Period”) to regain compliance with the Minimum Market Value of Listed Securities Requirement. To regain compliance with the Minimum Market Value of Listed Securities Requirement, AlphaTime’s MVLS must close at $50 million or more for a minimum of 10 consecutive business days during the Compliance Period.

On July 7, 2025, AlphaTime received a notification that its application to transfer the listing of its ATMC Ordinary Shares, Public Units, ATMC Warrants, and ATMC Rights from Nasdaq Global Market to Nasdaq Capital Market had been approved by the Staff and that trading will begin on the Nasdaq Capital Market at the opening of trading on July 11, 2025.

On July 9, 2025, the Company received a letter from Nasdaq stating that the Company regained compliance with the listing requirements since the Staff approved the Company to transfer from the Nasdaq Global Market to the Nasdaq Capital Market. As such, the non-compliance matters are now closed.

50

Summary of Risk Factors

In evaluating the proposals to be presented at the Extraordinary General Meeting of the shareholders of AlphaTime, a shareholder should carefully read this proxy statement/prospectus and especially consider the factors discussed in the section titled “Risk Factors.”

The consummation of the Business Combination at the Closing on the Closing Date, and the business and financial condition of PubCo subsequent to the Closing are subject to numerous risks and uncertainties, including those highlighted in the section title “Risk Factors.” The occurrence of one or more of the events or circumstances described below, alone or in combination with other events or circumstances, may adversely affect AlphaTime’s ability to effect the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of AlphaTime prior to the Business Combination and that of PubCo subsequent to the Business Combination. These risks include, among other things, the following:

●	AlphaTime will be forced to liquidate the Trust Account if it cannot consummate a business combination by the Termination Date. In the event of a liquidation, AlphaTime’s public shareholders will receive US$7.45 per share and the Public Rights will expire worthless.
●	AlphaTime’s independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about AlphaTime’s ability continue as a “going concern.”
●	You must tender your ordinary shares in order to validly seek redemption at the Extraordinary General Meeting.
●	If third parties bring claims against AlphaTime, the proceeds held in trust could be reduced and the per-share liquidation price received by AlphaTime Shareholders may be less than US$10.18.

●	Any distributions received by AlphaTime Shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, AlphaTime was unable to pay its debts as they fell due in the ordinary course of business.
●	If AlphaTime’s due diligence investigation of HCYC was inadequate, then shareholders of AlphaTime following the Business Combination could lose some or all of their investment.

●	Shareholder litigation and regulatory inquiries and investigations are expensive and could harm AlphaTime’s business, financial condition and operating results and could divert management attention.

●	Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
●	Since our founders will lose their entire investment in us if our business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.
●	AlphaTime is requiring shareholders who wish to redeem their public shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.
●	AlphaTime will require its public shareholders who wish to redeem their public shares in connection with the Business Combination to comply with specific requirements for redemption described above, such redeeming shareholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.
●	If AlphaTime’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of AlphaTime’s securities.
●	If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of AlphaTime’s securities (or PubCo’s securities upon Closing) may decline.
●	AlphaTime’s directors and officers may have certain conflicts in determining to recommend the acquisition of HCYC, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a shareholder.
●	AlphaTime and HCYC have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by AlphaTime if the Business Combination is completed or by AlphaTime if the Business Combination is not completed.
●	AlphaTime will incur significant transaction costs in connection with transactions contemplated by the Merger Agreement.
●	In the event that a significant number of Public Shares are redeemed, PubCo’s securities may become less liquid following the Business Combination.
●	PubCo will be required to meet the initial listing requirements to be listed on the Nasdaq Stock Market. However, PubCo may be unable to maintain the listing of its securities in the future.
●	AlphaTime may waive one or more of the conditions to the Business Combination without resoliciting shareholder approval for the Business Combination.
●	AlphaTime Shareholders will experience immediate dilution as a consequence of the issuance of PubCo Ordinary Shares as consideration in the Business Combination and from other dilution sources. Having a minority share position may reduce the influence that the non-redeeming AlphaTime shareholders have on the management of PubCo upon Closing.

●	The completion of the Business Combination is subject to a number of important conditions, and the Merger Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.
●	The Unaudited Pro Forma Condensed Combined Financial Information included in this proxy statement/prospectus may not be representative of our results after the Business Combination.
●	You are being offered a fixed number PubCo Ordinary Shares, which involves the risk of market fluctuations.
●	Your ownership percentage in PubCo will be less than the ownership percentage you currently hold in AlphaTime.
●	The Initial Mergers may be a taxable event for U.S. Holders of ATMC Ordinary Shares, Public Rights or Public Warrants.
●	If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
●	To mitigate the risk that AlphaTime might be deemed to be an investment company for purposes of the Investment Company Act, AlphaTime may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial business combination or its liquidation. As a result, following the liquidation of securities in the Trust Account, AlphaTime would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AlphaTime.

●	HCYC’s business has evolved through a number of strategic transactions and the information presented in our financial statements may not be indicative of our future performance and prospects.

51

●	HCYC’s is a holding company and depends on the ability of its subsidiaries to transfer funds to it in order to meet its obligations and pay dividends, which depends on a variety of factors.

●	HCYC’s business model is dependent on its strategic partners, many of which are large insurance companies, and the inability of these strategic partners to pay HCYC commission fees or their inability to efficiently refer clients to HCYC’s partners, could have a material and adverse effect on its results of operations and financial condition.

●	HCYC lacks product and business diversification and its future operating income and earnings are more susceptible to fluctuations than a more diversified company.

●	HCYC’s success will depend on its ability to retain its existing customers and also expand its customer base.

●	HCYC may be unable to expand its product offerings or its new business initiatives may not achieve the intended results.

●	HCYC is subject to intense competition in the segments of the insurance industry in which it operates in each of its markets could negatively affect its ability to attain or increase profitability.

●	HCYC is subject to extensive regulation as an insurance company, including monitoring of its financial soundness, which may restrict its activities and investments and increase its compliance cost.

●	HCYC faces changes in tax regulations which may have an adverse effect on the demand for its insurance products.

●	HCYC faces the risk of litigation, regulatory investigations and other proceedings in relation to its business which may result in financial losses and reputational harm.

●	HCYC’s failure to understand and respond effectively to the risks associated with corporate governance could adversely affect it.

●	HCYC’s failure to understand and respond effectively to certain social changes could adversely affect the achievement of its strategies.

●	HCYC HK may become subject to a variety of PRC laws and other obligations regarding data security in relation to offerings that are conducted overseas and/or foreign investment in Mainland China-based issuers, and any failure to comply with applicable laws and obligations could have a material and adverse effect on our business, financial condition and results of operations and may hinder our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or become worthless.

●	Because all of HCYC’s operations, via their wholly-owned subsidiary HCYC HK, are located in Hong Kong, a special administrative region of China, its business is subject to the complex and rapidly evolving laws and regulations there. The Chinese government may exercise significant oversight and discretion over the conduct of its business and may intervene in or influence operations at any time, which could result in a material change in operations and/or the value of its securities and cause them to decline or become worthless. See pages 66 and 67.

●	The enforcement of laws and rules and regulations in the PRC can change quickly with little advance notice. All of our operations are in Hong Kong. However, due to the long arm application of the current PRC laws and regulations, the PRC government may exercise significant direct oversight and discretion over the conduct of our business and may intervene or influence our operations, which could result in a material change in our operations and/or the value of our Ordinary Shares. Our Operating Subsidiary in Hong Kong may be subject to laws and regulations of the Mainland China, which may impair our ability to operate profitably and result in a material negative impact on our operations and/or the value of our Ordinary Shares. Furthermore, the changes in the policies, regulations, rules, and the enforcement of laws of the PRC may also occur quickly with little advance notice and our assertions and beliefs of the risk imposed by the PRC legal and regulatory system cannot be certain.

●	The PRC government may choose to extend the oversight and/or exert more control over offerings that are conducted overseas and/or foreign investment in Mainland China-based issuers to Hong Kong-based issuers, such action may significantly limit or completely hinder our ability to offer or continue to offer Ordinary Shares to investors and cause the value of our Ordinary Shares to significantly decline or be worthless. See page 66.

SELECTED HISTORICAL FINANCIAL INFORMATION OF ALPHATIME

(Amounts in tables are stated in U.S. Dollar)

AlphaTime is providing the following summary historical financial information to assist you in your analysis of the financial aspects of the Business Combination.

The following table sets forth selected historical financial information derived from AlphaTime’s (i) unaudited statement of operations for the six months ended June 30, 2025 and 2024, (ii) unaudited balance sheet as of June 30, 2025, (iii) audited consolidated statement of operations for the year ended December 31, 2024, and (iv) audited balance sheet as of December 31, 2024, each of which is derived from AlphaTime’s audited financial statements included elsewhere in this proxy statement/prospectus/consent solicitation statement.

This information is only a summary and should be read in conjunction with AlphaTime’s financial statements and related notes and the section entitled “AlphaTime’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this proxy statement/prospectus/consent solicitation statement. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of AlphaTime.

	As of June 30, 2025	As of December 31, 2024
Balance Sheet Data:
Cash	$1,329	$1,425
Investment held in Trust Account	$15,809,323	$15,240,284
Total assets	$15,861,200	$15,257,022
Total liabilities	$6,360,024	$5,746,500
Ordinary shares subject to possible redemption	$15,809,323	$15,240,284
Total Shareholders’ (Deficit)/Equity	$(6,308,147)	$(5,729,762)

	For the six months ended June 30, 2025	For the six months ended June 30, 2024	Year Ended December 31, 2024
Statement of Operations Data:
Formation and operating costs	$(473,406)	$(635,370)	$(1,283,961)
Income earned on Trust Account	$464,060	$1,463,005	$2,782,552
Net income (loss)	$(9,346)	$827,635	$1,498,591
Weighted average shares outstanding of redeemable ordinary shares	1,335,250	4,774,843	4,747,637
Basic and diluted net income per share, redeemable ordinary shares	$0.26	$0.24	$0.44
Weighted average shares outstanding of non-redeemable ordinary shares	2,134,200	2,134,200	2,134,200
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.17)	(0.14)	(0.27)
Statement of Cash Flows Data:
Net cash used in operating activities	$(104,883)	$36,081	$(36,129)
Net cash used in investing activities	$104,979	$(22,972,146)	$(61,604,467)
Net cash provided by financing activities	$-	$22,949,646	$61,581,967

52

SELECTED HISTORICAL FINANCIAL INFORMATION OF HCYC

HCYC is providing the following summary historical financial information to assist you in your analysis of the financial aspects of the Business Combination.

The following table sets forth selected historical financial information derived from HCYC’s (i) audited statements of operations for the year ended March 31, 2025 and 2024, (ii) audited balance sheets as of March 31, 2025 and 2024, (iii) audited statements of cash flow for the year ended March 31, 2025 and 2024, each of which is derived from HCYC’s audited financial statements included elsewhere in this proxy statement/prospectus/consent solicitation statement.

This information is only a summary and should be read in conjunction with HCYC’s financial statements and related notes and the section entitled “HCYC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this proxy statement/prospectus/consent solicitation statement. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of HCYC’s.

	As of March 31, 2025	As of March 31, 2024
Balance Sheet Data:
Cash	$523,013	$810,819
Total assets	$1,425,553	$1,369,000
Total liabilities	$2,006,101	$1,160,416
Total Shareholders’ (Deficit)/Equity	$(580,549)	$208,584

Statement of Operations Data:
Income (loss) from operations	$(779,395)	30,732
Net income (loss)	(792,883)	$18,206
Basic and diluted net income per share, ordinary shares	(79)	2
Weighted average shares outstanding or ordinary shares 10,000 Basic and diluted net income per share, ordinary shares2Weighted average shares outstanding or ordinary shares 10,000 Weighted average shares outstanding or ordinary shares	10,000	10,000
Statement of Cash Flows Data:
Net cash used in operating activities	$(902,007)	$117,065
Changes in operating assets and liabilities:
Accounts receivable	(499,451)	289,467
Accounts payable	$344,517	$(205,622)
Prepaid expenses and other current assets	13,036	(8,957)
Net cash used in investing activities	$(9,986)	$(50,168)
Net cash provided by financing activities	$619,955	$512,865

53

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended March 31, 2025

				Scenario 1			Scenario 2		Scenario 3		Scenario 4
				Assuming No			Assuming 50%		Assuming 75%		Assuming 100%
				Redemptions into Cash			Redemptions into Cash		Redemptions into Cash		Redemptions into Cash
	HCYC	ATMC	PubCo	Pro forma adjustment		Pro forma income statement	Pro forma adjustment	Pro forma income statement	Pro forma adjustment	Pro forma income statement	Pro forma adjustment	Pro forma income statement

Net revenues	5,878,552					5,878,552		5,878,552		5,878,552		5,878,552
Cost of revenues	4,917,031					4,917,031		4,917,031		4,917,031		4,917,031
Gross profit	961,521	-	-	-		961,521	-	961,521	-	961,521	-	961,521

Operating expenses:
General and administrative expenses	1,740,916	1,283,961	-			3,024,877		3,024,877		3,024,877		3,024,877
Total operating expenses	1,740,916	1,283,961	-	-		3,024,877	-	3,024,877	-	3,024,877	-	3,024,877

Loss from operations	(779,395)	(1,283,961)	-	-		(2,063,356)	-	(2,063,356)	-	(2,063,356)	-	(2,063,356)

Income on Trust account		(2,782,552)	-	2,782,552	aa	-		-		-		-
Other income	(522)					(522)		(522)		(522)		(522)
Interest income	(905)					(905)		(905)		(905)		(905)
Total other income, net	(1,427)	(2,782,552)	-	2,782,552		(1,427)	-	(1,427)	-	(1,427)	-	(1,427)
Income (loss) before income tax expense	(777,968)	1,498,591	-	(2,782,552)		(2,061,929)	-	(2,061,929)	-	(2,061,929)	-	(2,061,929)
Income tax expense	(14,915)	-	-			(14,915)		(14,915)		(14,915)		(14,915)
Income (loss) from continuing operations	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)		(2,076,844)		(2,076,844)		(2,076,844)

Net income (loss)	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)	-	(2,076,844)	-	(2,076,844)	-	(2,076,844)
Net income attributable to shareholders	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)	-	(2,076,844)	-	(2,076,844)	-	(2,076,844)

54

FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus includes statements that express AlphaTime’s, PubCo’s and HCYC’s opinions, expectations, beliefs, plans, objectives or assumptions regarding future events or future results of operations or financial condition and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement/prospectus and include statements regarding AlphaTime’s, PubCo’s and HCYC’s intentions, beliefs or current expectations concerning, among other things, the Business Combination, the benefits and synergies of the Business Combination, including anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, the markets in which HCYC operates, including, among other things, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to HCYC’s business and any information concerning possible or assumed future results of operations of PubCo after the consummation of the Business Combination at the Closing on the Closing Date. You should read statements that contain these words carefully because they:

●	discuss future expectations; or

●	state other “forward-looking” information.

Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting AlphaTime, HCYC and PubCo. Factors that may impact such forward-looking statements include:

●	HCYC’s ability to make effective judgments regarding pricing strategy and resource allocation;

●	HCYC’s ability to upgrade and expand offerings;

●	HCYC’s ability to implement measures to address the material weakness that has been identified;

●	The COVID-19 pandemic’s adverse impact on HCYC’s business, financial condition and results of operations;

●	The risks to HCYC’s business of earthquakes, fires, floods, and other natural catastrophic events and interruptions by man-made issues such as strikes and terrorist attacks;

●	The failure to satisfy any condition to the Business Combination, that could give rise to the termination of the Merger Agreement;

●	The risks that the Business Combination’s benefits do not meet the expectations of investors or securities analysts;

●	The volatility of the market price of PubCo Ordinary Shares, which could cause the value of your investment to decline;

●	The risk that an active trading market for PubCo Ordinary Shares may never develop or be sustained;

●	The number and percentage of AlphaTime Shareholders voting against the Business Combination Proposal, the Initial Mergers Proposal and/or seeking redemption;

55

●	The occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

●	PubCo’s ability to utilize the “controlled company” exemption under the Nasdaq rules;

●	PubCo’s ability to initially list, and once listed, maintain the listing of its securities on Nasdaq following the Business Combination; and

●	Other matters described in “Risk Factors.”

The forward-looking statements contained in this proxy statement/prospectus are based on AlphaTime’s, PubCo’s and HCYC’s current expectations and beliefs concerning future developments and their potential effects on the Business Combination and PubCo. There can be no assurance that future developments affecting AlphaTime, PubCo and/or HCYC will be those that AlphaTime, PubCo or HCYC has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond either AlphaTime’s, PubCo’s or HCYC’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. AlphaTime, PubCo and HCYC will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before a shareholder grants its proxy, instructs how its vote should be cast or votes on the Business Combination Proposal and the Adjournment Proposal, in each case, if presented to the Extraordinary General Meeting, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect AlphaTime, PubCo and/or HCYC.

56

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement/prospectus. Certain of the following risk factors apply to the business and operations of HCYC and will also apply to the business and operations of PubCo following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, financial condition, results of operations, prospects and trading price of PubCo’s securities following the Business Combination. The risks discussed below may not prove to be exhaustive and are based on certain assumptions made by PubCo, AlphaTime and HCYC, which later may prove to be incorrect or incomplete. PubCo, AlphaTime and HCYC may face additional risks and uncertainties that are not presently known to them, or that are currently deemed immaterial, but which may also ultimately have an adverse effect on any such party.

Risks Related to HCYC

Our sales will depend in part on its ability to establish and maintain confidence in its business prospects among consumers, analysts and others within its industry.

Consumers may be less likely to purchase our products if they do not believe that our business will succeed or that our operations, including service and customer support operations, will continue for many years. Similarly, large insurance companies and other third parties will be less likely to invest time and resources in developing business relationships with us if they are not convinced that our business will succeed. Accordingly, to build, maintain and grow our business, we must establish and maintain confidence among customers, insurance companies, analysts and other parties with respect to our liquidity and business prospects. Maintaining such confidence may be particularly difficult as a result of many factors, including our limited operating history with our management team after Ms. Xiameng Ding acquired us in February 2020, our inability to sell our own insurance policies to consumers in the marketplace, and competition and our ability to generate commission fees from insurance companies compared with market expectations. Many of these factors are largely outside of our control, and any negative perceptions about our business prospects, even if exaggerated or unfounded, would likely harm our business and make it more difficult to raise additional capital in the future. In addition, it is possible that other insurance brokers may enter the insurance brokerage industry, which is an industry that has historically does not have a high barrier to entry. If these new entrants or insurance providers go out of business, or otherwise fail to meet expectations, such failures may have the effect of increasing scrutiny of others in the industry, including us, and further challenging customer, insurance companies and analyst confidence in our business prospects.

We are currently dependent on a small group of customers for most of our revenue. If we cannot expand our customer base, our business growth will be challenged and affected, resulting in adjustments to our business strategy.

As we have not achieved significant scale, we have and expect to continue to have customer concentration. The revenue generated to date by our business has come from a small number of individual customers and partnered insurance providers. For the year ended March 31, 2025, two partnered insurance providers accounted for approximately 51.2% and 40.0% of the Company’s total revenue and one partnered insurance provider accounted for approximately 92.0% of the total accounts receivable balance as of March 31, 2025. For the year ended March 31, 2024, two partnered insurance providers accounted for approximately 69.9% and 21.8% of the Company’s total revenue and two partnered insurance providers accounted for approximately 63.8% and 35.7% of the total accounts receivable balance as of March 31, 2024.

In order for us to be viable as a public company, we must increase our revenue. To accomplish that, we must expand our overall customer base. If we fail to multiply our customers, both individual and partnered insurance providers, our securities may have no significant value. There are inherent risks whenever a large percentage of revenues are concentrated with a limited number of customers, specifically, our partnered insurance providers. We are unable to predict the future level of demand for our services that will be generated by our customers. In addition, we cannot assure that any of our customers, either individual customers or partnered insurance providers, in the future will not cease purchasing products from us, or that our referrers will continue introducing clients to us. Should customers favor products from our competitors, significantly reduce orders, or seek price reductions in the future, any such event could have a material adverse effect on our revenue, profitability, and results of operations.

Our business model is dependent on its strategic partners, many of which are large insurance companies, and the inability of these strategic partners to pay us commission fees or our inability to efficiently refer clients to our partners, could have a material and adverse effect on our results of operations and financial condition.

We rely on our strategic partners and their products to generate revenue and receive commission fees in exchange for selling their insurance policy to consumers in the marketplace. While we have established partnerships with multiple insurers, any business interruptions with our strategic partners, their ability to offer insurance policies, or the insurance industry in general, may expose us to risk outside of our control. To date, business disruptions to our strategic partners, excepting impacts from COVID-19 themselves, have not significantly or even materially affected our outlook or business goals, because we continually seek alternative partnership with insurance providers to service our clients.

It is possible that in the future a portion or all of our partners may not be able to meet our clients’ demands for insurance products, which may impact our ability to serve our clients competitively. We may also be impacted by changes in pricing in the insurance industry in general, including the pricing of insurance policies, which are out of our control, requiring us to replace some or all of our partners with other insurers who can offer more competitive policies and more suitable insurance products to our clients. If we are unable to offer suitable insurance policies to our clients, as compared to our competitors, our business could be adversely affected. In addition, we could experience delays if our strategic partners do not fulfill their obligations under the underlying insurance policies with consumers introduced by us.

57

Our operations rely heavily on long-term informal collaboration arrangements with large insurance providers who serve our strategic partners. We do not have formal written agreements in place with all or most of our strategic partners. Our inability to maintain collaboration arrangements or partnerships with its existing strategic partners or to enter into formal agreements or partnerships could have a material and adverse effect on our ability to operate as a standalone business, sell insurance policies to our clients, or reach our sales targets.

Our operations rely heavily on a variety of long-term informal collaboration arrangements with insurance companies, whereby we, as the insurance broker, serve as an intermediary to assist insurance providers to provide long term insurance products to consumers. Although we do not have formal written agreements in place with all of our strategic partners, since our inception, we have referred clients to our strategic partners and sourced clients in the marketplace and received commission fees in exchange for our service to our partners. Our reliance on informal collaboration arrangements subject us to a number of significant risks, including the risk of not timely referring our commission fees from the insurance companies in exchange for our referrals.

Our partnerships permit us to benefit from and leverage our consumer base without carrying overhead and administrative costs that is customarily associated with issuing insurance policies. We intend to continue to rely on these partnerships as part of our strategy. We intend to rely primarily on our current arrangements with specified strategic partners that offer insurance products that we can sell and service in the marketplace. If we are unable to maintain our arrangements or partnerships with our existing strategic partners or to enter into new arrangements or partnerships, our ability to operate as a standalone business, source insurance policies, and reach our revenue targets could be materially adversely affected.

Changes in international trade policies, tariffs and treaties affecting imports and exports may have a material adverse effect on our operations.

There have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on goods or materials or other changes in trade policy could negatively affect our operations.

Recently, the U.S. has implemented a range of new tariffs and increases to existing tariffs.  In response to the tariffs announced by the U.S., other countries have imposed, are considering imposing, and may in the future impose new or increased tariffs on certain exports from the United States. There is currently significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, taxes, government regulations and tariffs. We cannot predict whether, and to what extent, current tariffs will continue or trade policies will change in the future. Such changes could have a material adverse effect on our operations.

The COVID-19 pandemic has caused and may continue to cause disruption to our operations and negatively affect our business, financial condition, and results of operations.

Our business has been and may continue to be affected by the COVID-19 pandemic. The pandemic and related measures taken to contain the spread of the virus, such as government-mandated business closures and travel restrictions, have negatively affected the global economy, including the economies of the markets in which we operate. Significant COVID-19 related restrictions, including those in response to the outbreak of the Delta variant in the second and third quarters of 2021, have continued and in some instances, have been significantly tightened, in the Hong Kong market. While there has been a simultaneous increase in customer demand for health insurance and a shift towards contactless selling and services, border controls and travel restrictions, such as those imposed in Hong Kong, and the continuing uncertainty over the extent and timing of the re-opening of the border between Hong Kong and mainland China, have had and may continue to have an adverse effect on our ability to procure suitable insurance policies for our clients. Additionally, our partners have similarly adjusted their operations in light of the COVID-19 pandemic. The intra-country travel restrictions have affected our ability to interact with customers through face-to-face meetings, which has affected and may continue to affect our revenue. If our partners experience shutdowns or continued business disruptions, our ability to conduct our business operations as planned could be materially and negatively affected.

Furthermore, the COVID-19 pandemic has created significant economic uncertainty globally and has negatively affected global economic growth, the proper functioning of financial and capital markets, interest rates, currency exchange rates, capital flows, credit spreads and market liquidity, and may cause a continuing economic downturn. This may result in an increase in costs associated with claims under our policies, as well as an increase in the number of customers experiencing difficulty paying premiums, which could negatively affect our ability to adequately cover our losses. Volatility in the financial markets and interest rates may also affect our returns from investments in equities and alternative asset classes, as well as our solvency ratios. Any of the above factors could have a material adverse effect on our business, financial condition and results of operations.

We continue to monitor the development of the COVID-19 pandemic closely. However, there are no comparable recent events that provide guidance as to the effect of the spread of COVID-19 and a global pandemic, and, as a result, the ultimate impact of the COVID-19 outbreak or a similar health epidemic is highly uncertain and subject to change. In addition, due to the rapidly evolving global situation, the risk of further waves of infections, the range of national responses, including border closures, the pace at which vaccination programs are being rolled out and the uncertainty of the efficacy of vaccines, we cannot predict the duration or the ultimate impact of the COVID-19 pandemic. Any additional impact of the COVID-19 pandemic may have a material adverse effect on our business, financial condition, and results of operations.

58

Our operations subject us to additional risks which could have an adverse effect on our business, financial condition, and results of operations.

HCYC Wealth Management (Asia) Company Limited has been licensed as an insurance broker company registered with the Insurance Authority in Hong Kong since March 2011 and we only operate and conduct business in Hong Kong.

However, as we continue to strive towards our vision of expanding our insurance brokerage services regionally throughout Southeast Asia in the future, we believe that our business model and continual expansion of our network of strategic partnerships will remain crucial to maintaining our competitive advantage. In the future, we aspire, in the future, to operate across different geographic markets and political systems and are required to comply with a wide variety of tax regimes, laws and regulatory requirements, including insurance brokerage licensing in various jurisdictions.

In connection with our growth plans, we may also expand our geographic footprint and enter into new markets, through organic growth or acquisitions. We need to manage our extensive and growing operations in the markets and regions in which we operate across Asia, which exposes us to complexities in staffing and personnel management, currency exchange movements and controls, and the burden of complying with a wide variety of tax regimes, legal systems and regulatory requirements, and insurance licensing requirements, which may be in conflict with each other. We may face, and have to manage, risks in relation to volatile macroeconomic trends, capital controls and other restrictions on the movement of currency into and out of countries and markets and there is no guarantee that we will be granted insurance brokerage licenses in any other jurisdiction outside of Hong Kong.

We cannot assure you that we will be able to execute our growth strategy successfully and manage all of the risks associated with operating and scaling up an extensive multi-country business with operations in many developing and rapidly growing countries and markets, and any failure to do so may have a material adverse effect on our business, financial condition, results of operations and prospects.

Risks associated with multi-jurisdictional operations also include those arising from geopolitical uncertainties. For example, the United States has imposed sanctions on certain Hong Kong individuals and companies, including prohibitions on investment by US persons in such companies. Further sanctions or other actions may be imposed or taken, and we cannot assure you that our customers or partners will not be specifically impacted by such sanctions or actions. As of the date of this prospectus, we are unable to predict the impact of these events on our business.

We lack product and business diversification. Accordingly, our future operating income and earnings are more susceptible to fluctuations than a more diversified company.

Currently, our primary business activities include serving as an insurance broker to assist insurance providers to provide long term insurance products to consumers. If we are unable to maintain and grow the operating income from our current business or develop additional revenue streams, our future operating income and earnings may not grow and could decline. Further, if our strategic partners do not offer additional insurance products to consumers, our lack of insurance product portfolio offerings and diversification thereof could inhibit the opportunities for growth of our business and results of operations.

The insurance industry is cyclical in nature.

The financial performance of the insurance industry has historically fluctuated with periods of lower premium rates and excess underwriting capacity resulting from increased competition (a “soft market”) followed by periods of higher premium rates and reduced underwriting capacity resulting from decreased competition (a “hard market”). Soft markets occur when the supply of insurance capital in a given market or territory is greater than the amount of insurance coverage demanded by all potential insureds in that market. When this occurs, insurance prices tend to decline and policy terms and conditions become more favorable to insureds. Conversely, hard markets occur when there is not enough insurance capital capacity in the market to meet the needs of potential insureds, causing insurance prices to generally rise and policy terms and conditions to become more favorable to insurers. Although an individual insurance company’s financial performance depends on its own specific business characteristics, the profitability of many insurance companies tends to follow this cyclical market pattern. Further, this cyclical market pattern can be more pronounced in the excess and surplus (“E&S”) market than in the standard insurance market. When the standard insurance market hardens, the E&S market typically hardens, and growth in the E&S market can be significantly more rapid than growth in the standard insurance market. Similarly, when conditions begin to soften, many customers that were previously driven into the E&S market may return to the admitted carrier market, exacerbating the effects of rate decreases.

Because this market cyclicality is due in large part to the actions of our competitors and general economic factors all of which are outside of our control, we cannot predict the timing, duration or magnitude of changes in the market cycle. We are currently experiencing a hard market. We expect these cyclical patterns will cause our revenues and net income to fluctuate, which may cause the market price of our securities to be more volatile.

Our business depends on our ability to collect payment on and service the transactions we facilitate from insurance companies.

We never accept any form of payment or settlement from customers. All of our revenue is sourced from the commission fees that come directly from the insurance companies we partner with. We have implemented payment and collection policies and practices designed to optimize timely payment from our partners. Despite our servicing and collection efforts, we cannot assure you that we will be able to collect payments on the transactions we facilitate as expected. If we fail to adequately collect any commission fees delinquent or due, then our results of operations will be adversely affected. As the amount of transactions facilitated by us increases in the future, we may devote additional resources into our collection efforts. However, there can be no assurance that we would be able to utilize such additional resources in a cost-efficient manner.

59

Our financial condition and results of operations could be adversely affected if we are unable to successfully manage our growth.

Our future growth may place significant demands on our managerial, operational and capital resources. The expansion of our business activities exposes us to various challenges, including:

●	continuing to expand, train and retain our technical staff force who service our clients, while maintaining costs and productivity at optimal levels;
●	continuing to expand our brokerage and other networks and upgrade the underlying technology and front and back-end support to meet expanding distribution needs;
●	continuing to develop adequate underwriting and claims settlement capabilities and skills;
●	recruiting, training and retaining management personnel with proper experience and knowledge; and
●	strengthening and expanding our risk management and information technology systems to effectively manage the risks associated with existing and new lines of insurance products and services and increased marketing and sales activities.

We cannot assure you that we will manage our growth successfully. In particular, we may not be able to recruit, train and retain a sufficient number of qualified personnel to keep pace with the growth of our business.

As a holding company, we depend on the ability of our subsidiaries to transfer funds to us to meet our obligations and pay dividends. Our subsidiaries’ remittance of capital depends on their earnings, regulatory requirements and restrictions and macroeconomic conditions.

Our company is a holding company and does not conduct any significant business operations of its own. Our company depends on dividends, other distributions and payments from our operating subsidiaries, and its ability to pay dividends and other obligations is dependent on the flow of funds from and among our operating subsidiaries. The ability of our operating subsidiaries to pay us dividends in the future will depend on their earnings, their ability to generate surplus capital, as well as macroeconomic conditions and other local regulatory requirements and restrictions, including exchange controls and economic or trade sanctions. We cannot assure you that our operating subsidiaries will be able to make dividend payments, other distributions and payments in amounts sufficient to meet our cash requirements or to enable us to pay any dividends.

Our success depends on retaining our existing customers and expanding our customer base.

We define our customers as anyone who owns or receives value from our services, and we categorize them as either individual customers or group scheme customers. Our individual customers include policyholders, the insured under life insurance policies and beneficiaries. Our partnered insurance providers, or group scheme customers, include master policyholders, group scheme members and beneficiaries. In calculating the number of our customers, we count each individual and entity once to avoid duplication.

While we strive to build life-long partnerships with our customers by making the customer journey easy and seamless, we cannot assure you that we will be able to maintain the rate of growth we have experienced in recent years, successfully retain our existing customers, attract new customers or capture long-term value from our customers.

There are many factors that could negatively affect our ability to grow our customer base, business or scale, including, but not limited to:

●	there is a prolonged impact of the COVID-19 pandemic or any other pandemic on our persistency ratio and claims;
●	we fail to offer new or competitive products;
●	our distribution partners fail to grow their customer base or achieve sale targets;
●	we experience a deterioration of our financial strength including any change in our credit ratings;

60

●	technical or other problems frustrating the customer experience, particularly if those problems prevent us from generating quotes or paying claims in a fast and reliable manner;
●	we suffer reputational harm to our brand resulting from negative publicity, whether accurate or inaccurate;
●	potential customers in a particular marketplace or generally, do not meet our underwriting policies; or
●	we fail to expand into new markets or diversify our products.

Our inability to overcome these challenges could impair our ability to attract new customers and retain existing customers, which in turn could have a material adverse effect on our business, operating results and financial condition. In addition, the needs and preferences of our customers are constantly evolving. As a result, we must continuously respond to changes in customer demand and preferences to remain competitive, grow our business and maintain our market position. Any inability to adapt to these changes may result in a failure to capture new customers or retain existing customers, the occurrence of which would materially and adversely affect our business, financial condition and results of operations. Further, any new services we launch may involve risks and challenges we do not currently face, may require us to devote significant financial and management resources and may not perform as well as expected. We may also have difficulty in anticipating customer demand and preferences, and our products may not be accepted in the market. Our success will depend, in part, on our ability to identify, develop and adapt to new trends and respond to technological advances and emerging industry standards and practices. We cannot assure you that we will be successful in these efforts.

Our risk management and internal control systems may be inadequate or ineffective in identifying or mitigating the various risks to which we are exposed.

We have established risk management and internal control systems consisting of organizational frameworks, policies, procedures and risk management methods that we believe are appropriate for our business operations, and we seek to continue to improve these systems. However, due to the inherent limitations in the design and implementation of risk management and internal control systems, including identification and evaluation of risks, internal control variables and the communication of information, we cannot assure you that such systems will be able to identify, mitigate and manage all exposures to risks.

Our risk management methods have inherent limitations, as they are generally based on statistical analysis of historical data as well as the assumption that future risks will share similar characteristics with past risks. We cannot assure you that such assumptions are an accurate prediction of future events.

During the course of documenting and testing our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (with which we are required to comply beginning in the year ending December 31, 2023), we may identify other weaknesses and deficiencies in our internal control over financial reporting. If we fail to maintain proper and effective internal controls over financial reporting, as these standards are modified, supplemented, or amended from time to time, we may not be able to conclude on an ongoing basis that we have effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. If we fail to achieve and maintain an effective internal control environment, we could suffer material misstatements in our financial statements and fail to meet our reporting obligations, which would likely cause investors to lose confidence in our reported financial information. This could in turn limit our access to capital markets and harm our results of operations. Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange on which we list, regulatory investigations, and civil or criminal sanctions. We may also be required to restate our financial statements from prior periods.

61

In addition, our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, we cannot assure you that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected. Furthermore, our financial systems are not fully automated and some of our financial controls still require manual intervention and are therefore susceptible to human error. To the extent we use information technology systems to support our financial controls, these systems need regular maintenance and upgrades to handle the expansion in information as we expand our existing operations and acquire new businesses. Our historical data may also need to be updated to unwind errors identified from time to time. If we fail to carry out these maintenance or upgrades, our risk management methods and techniques may not be effective in alerting us to take timely and appropriate measures to manage our risks.

Our risk management and internal controls also depend on the proficiency of and implementation by our employees. We cannot assure you that such implementation will not involve any human error or mistakes, which may materially and adversely affect our business, financial condition and results of operations.

Geopolitical and political instability, market fluctuations and general economic conditions globally and in the markets in which we operate may materially and adversely affect our business.

Our business is subject to geopolitical and political instability, market fluctuations and general economic conditions globally and in the markets in which we operate. Such risks may result from the application of protectionist or restrictive economic and trade policies with specific markets, regulations and executive powers which increase trade barriers with specific markets or restrict trade, financial transactions, transfer of capital and/or investment with specific territories, companies or individuals which could impact on the macroeconomic outlook and the environment for global financial markets; international trade disputes such as the implementation of trade tariffs; the withdrawal from existing trading blocs or agreements; and measures favoring local enterprises, such as changes to the maximum level of non-domestic ownership by foreign companies or differing treatment of foreign-owned businesses under regulations and tax rules. Many governments are implementing COVID-19 vaccination programs, and differences in accessibility to supplies of vaccines that are effective against current and emerging variants of the coronavirus have the potential to contribute to an increase in geopolitical tensions.

The global economy has experienced, and continues to experience, uncertainty brought on by geopolitical events such as the change in administration in the United States, trade negotiations between China and the United States, as well as political instability in the Middle East and various parts of the Asia-Pacific region. Increased geopolitical tensions may also increase cross-border cyber activity and therefore increase cyber security risks and may lead to civil unrest and/or acts of civil disobedience. These events, together with the global impact of the outbreak of the COVID-19 pandemic, have affected the monetary and fiscal policies of governments globally, prompting substantial volatility of equity markets, interest rates, currency exchange rates, capital flows and credit spreads as well as reducing market liquidity and global economic activity.

These factors could lead to a prolonged downturn in the global economy, resulting in higher unemployment rates, lower income and reduced consumer spending, which could in turn negatively impact the insurance sector as a whole, including our business. For example, we may experience a decline in demand for certain types of insurance products and services, increased claims, lapses or surrenders of policies, and defaults in the payment of insurance premiums.

A failure to understand, manage and provide greater transparency of our exposure to environmental, social and governance (ESG) related risks may have increasingly adverse implications for us and our stakeholders.

ESG-related risks may directly or indirectly impact our business and the achievement of our strategy and consequently those of our key stakeholders, which range from customers, institutional investors, employees and suppliers, to policymakers, regulators, industry organizations and local communities. A failure to transparently and consistently implement our ESG strategy across operational, underwriting and investment activities may adversely impact our financial condition and reputation and may negatively impact our stakeholders, who all have expectations, concerns and aims related to ESG matters, which may differ, both within and across the markets in which we operate. In our investment activities, our stakeholders increasingly have expectations of, and place reliance on, an approach to responsible investment that demonstrates how ESG considerations are effectively integrated into investment decisions and the performance of fiduciary and stewardship duties. These duties include effective implementation of exclusions, voting and active engagement decisions with respect to investee companies, as both an asset owner and an asset manager, in line with internally defined procedures and external commitments.

62

We rely on the experience and expertise of our senior management team, key technical and operations employees and other highly skilled personnel and sales force, and a lack of ability to attract, motivate and retain talented professionals may adversely affect our business, financial condition and results of operations.

The success of our business is dependent in part on our ability to attract and retain key personnel, including management personnel and technical personnel, who have in-depth knowledge and understanding of the insurance markets in which we operate. In Hong Kong, we are also required by law to hire a minimum percentage of domestic talent or recruit local personnel for certain key roles. We cannot assure you that we will be able to attract and retain qualified personnel or that our senior management or other key personnel will not retire or otherwise leave us at any time. As of the date of this prospectus, we have 10 employees, which consists of one officer, seven technical representatives, one accountant and one administrative staff. We also engage six corporate referrers, which help us source customers.

Regarding our corporate referrer relationships, we source our customers via corporate referrers and walk-ins. We do not recruit any sales personnel to source customers. We then service our clients with our technical personnel. Overall, we utilize six corporate referrers that provide introductions to potential customers. We engage in referrer agreements with each referrer and pay a referral fee to each such referrer if a customer that is introduced by them purchases a product from one of the agencies we partner with.

We face competition to attract management and technical personnel and build long-term relationships with corporate referrers. We compete with other insurance brokers for the referrals of our corporate referrers on the basis of our reputation, product range, and commission fees offered to the corporate referrers. Our arrangements with our corporate referrers may not be on an exclusive basis. Even for partnerships with exclusivity, our corporate referrers would still have ways to terminate their arrangements with us if we fail to provide competitive products. Any adverse movement in any of these factors could inhibit our ability to attract referrals from our corporate referrers and adversely affect our ability to maintain the effectiveness of such distribution channels and develop relationships with other corporate referrers.

Our business depends on the continued efforts of our senior management. If one or more of our key executives were unable or unwilling to continue in their present positions, our business may be severely disrupted.

Our business operations depend on the continued services of our senior management, particularly the executive officers named in this prospectus. While we have provided different incentives to our management, we cannot assure you that we can continue to retain their services. If one or more of our key executives were unable or unwilling to continue in their present positions, we may not be able to replace them easily or at all, our future growth may be constrained, our business may be severely disrupted and our financial condition and results of operations may be materially and adversely affected, and we may incur additional expenses to recruit, train and retain qualified personnel. In addition, although we have entered into confidentiality and noncompetition agreements with our management, there is no assurance that any member of our management team will not join our competitors or form a competing business. If any dispute arises between our current or former officers and us, we may have to incur substantial costs and expenses in order to enforce such agreements in China or we may be unable to enforce them at all.

Our business depends on a strong brand, and any failure to maintain and enhance our brand would hurt our ability to grow our business, particularly in new markets where we have limited brand recognition.

We have developed a strong brand that we believe has contributed significantly to the success of our business. Maintaining and enhancing the “HCYC” brand and our other brands is critical to growing our business, particularly in new markets where we have limited brand recognition. If we do not successfully build and maintain a strong brand, our business could be materially harmed. Maintaining and enhancing the quality of our brand may require us to make substantial investments in areas such as marketing, community relations and employee training. These investments may be substantial and may fail to encompass the optimal range of traditional, online and social advertising media to achieve maximum exposure and benefit to the brand. If we fail to maintain or, in newer markets, establish, a positive reputation concerning our brand, we may not be able to attract or retain customers as well as agents and distribution partners, and, as a result, our business, financial condition or results of operations may be adversely affected.

63

Our brand names and trade secrets are valuable to us and we may not be successful in protecting them.

We have invested and expect to continue investing significant resources in establishing our brand names, brand visual identities and our marketing and trade secrets. Our success is dependent in part on protecting our trade secrets. While we take precautions designed to protect our trade secrets, including through contracts with third parties to protect our trade secrets, we cannot assure you that these contracts will fully safeguard our trade secrets or that our competitors and other unauthorized third parties will not use our proprietary brand, content and information to create or enhance competing solutions and services. In addition, we may not be able to protect the “HCYC” and other brand names, which could reduce the value associated with them, erode any competitive advantage and materially harm our business and our prospects of profitability. The validity, enforceability and scope of protection of trade secrets may vary across the jurisdictions in which we operate, and we may not be successful in enforcing these rights. Accordingly, we may not be able to adequately protect our trade secrets. If we are unable to protect our brand names and other trade secrets from infringement, our competitive position may also be undermined, and we may suffer material losses and harm to our reputation.

In addition, while we take care to ensure that we do not infringe on third parties’ intellectual property rights or breach the terms of any license of intellectual property granted by third parties, we cannot assure you that we will not face infringement claims brought by third parties, which may have a material adverse effect on our business and financial condition.

We may be required to spend significant resources in order to monitor and protect our trade secrets, and some violations may be difficult or impossible to detect. Litigation to protect and enforce our intellectual trade secrets could be costly and time-consuming to management and could result in the impairment or loss of portions of our trade secrets. Our efforts to enforce our trade secrets rights may be met with defenses, counterclaims and countersuits attacking the validity and enforceability of our intellectual property rights.

Catastrophic events could materially and adversely affect our business, financial condition and results of operations.

The threat of epidemics, including the ongoing COVID-19 pandemic and policies implemented by governments to deter the spread of the disease, has had and may continue to have an adverse effect on consumer confidence and the general economic conditions to which we or the third parties upon whom we rely to service our customers are subject. International tensions in many parts of the world, terrorism, ongoing and future military and other actions, heightened security measures in response to these threats, natural disasters (including tsunamis and earthquakes), climate change or other catastrophes may cause disruptions to commerce, reduced economic activity and high market volatility. Our insurance brokerage businesses expose us to claims arising out of such events, in particular to the risk of catastrophic mortality or morbidity, such as an epidemic or other events that cause a large number of claims or increase in reserves and capital requirements.

Our failure to understand and respond effectively to the risks associated with corporate governance could adversely affect us.

A failure to maintain high standards of corporate governance may adversely impact us and our customers, staff and employees, through poor decision-making and a lack of oversight of our key risks. Poor governance may arise where key governance committees have insufficient independence, a lack of diversity, skills or experience in their members, or unclear (or insufficient) oversight responsibilities and mandates. Inadequate oversight increases the risk of poor senior management behaviors. In particular, as a foreign private issuer and a controlled company, under the Nasdaq listing rules, we are not required to comply with many of the Nasdaq’s corporate governance protections. We operate across multiple jurisdictions and have a group and subsidiary governance structure which may add further complexity to these considerations. Participation in joint ventures or partnerships where we do not have direct overall control and the use of third-party distributors and agents increases the potential for reputational risks.

64

The failure to understand and respond effectively to certain social changes could adversely affect our achievement of our strategies.

Social risks that could impact our results of operations, financial condition and prospects may arise from a failure to consider the rights, diversity, well-being, and interests of people and communities in which we or the third parties that we cooperate with, operate. As an employer, we are also exposed to the risk of being unable to attract, retain and develop highly skilled employees, such as our technical employees, which may increase if we do not have in place responsible working practices or fail to recognize the benefits of diversity or promote a culture of inclusion. As an insurance broker, we are increasingly focused on expanding our distribution channels and partnerships to broaden the range of insurance products and services. As a result, we have access to some customer personal data, including personal data that we collect and provide to the insurance companies. Therefore, we may be exposed to the regulatory, ethical and reputational risks associated with customer data misuse or security breaches.

If our employees were to engage in a strike or other work stoppage or interruption, our business, results of operations, financial condition and liquidity could be materially adversely affected.

Although we believe that our relations with our employees are good, if disputes with our employees arise, or if our workers engage in a strike or other work stoppage or interruption, we could experience a significant disruption of, or inefficiencies in, our operations or incur higher labor costs, which could have a material adverse effect on our business, results of operations, financial condition and liquidity.

Involvement of members of our management, our directors, and entities with which they are affiliated in civil disputes, criminal proceedings, litigation, government or other investigations or other actual or alleged misconduct, whether related or unrelated to our business affairs, may be detrimental to our reputation and/or have an adverse effect on the price of our securities.

Members of our management team, our directors, and entities with which they are affiliated have been, and in the future may be, involved in a wide variety of businesses and other activities. As a result of such involvement, members of our management, our directors, and entities with which they are affiliated may become involved in civil disputes, criminal proceedings, litigation, governmental or other investigations or other actual or alleged misconduct relating to their affairs, whether related or unrelated to our company. Any such development, including any negative publicity related thereto, may be detrimental to our reputation and/or have an adverse effect on the price of our securities.

Operation of its business in Hong Kong may expose us to additional risks that we would not face in the United States, which could have an adverse effect on its operating results.

All of our current operations are conducted outside of the United States. We conduct all our operations in Hong Kong. We expect to continue to generate a significant portion of its revenues from operations outside of the United States in the future. Operations in Hong Kong may require the Company to respond to new and unanticipated regulatory, marketing, sales and other challenges. These efforts may be time-consuming and costly, and there can be no assurance that we will be successful in responding to these and other challenges it may face as it operates in international markets, including:

●	building and managing an experienced foreign workforce and overseeing and ensuring the performance of foreign workforce;
●	difficulties in developing, staffing, and simultaneously managing a number of varying foreign operations as a result of distance;

65

●	if we expand our international operations in the future, we will incur increased travel, infrastructure and legal and compliance costs associated with multiple international locations;
●	additional withholding taxes or other taxes on our foreign income, and tariffs or other restrictions on foreign trade or investment;
●	imposition of, or unexpected adverse changes in, foreign laws or regulatory requirements, many of which differ from those in the United States;
●	increased exposure to foreign currency exchange rate risk;
●	longer payment cycles for sales in some foreign countries and potential difficulties in enforcing contracts and collecting accounts receivable;
●	difficulties in repatriating overseas earnings;
●	compliance with numerous legislative, regulatory or market requirements of foreign countries;
●	compliance with U.S. laws, such as the U.S. Foreign Corrupt Practices Act, or FCPA, and local laws prohibiting bribery and corrupt payments to government officials;
●	laws and business practices that favor local competitors or prohibit foreign ownership of certain businesses;
●	potentially adverse tax consequences;
●	compliance with laws of foreign countries, international organizations, such as the European Commission, treaties, and other international laws;
●	the inability to continue to benefit from local subsidies due to change in control;
●	unfavorable labor regulations; and
●	general economic conditions in the countries in which we operate.

Our international operations are also subject to general geopolitical risks, such as political, social and economic instability, war, civil unrest, sabotage, kidnapping and ransom, expropriation, incidents of terrorism, changes in diplomatic and trade relations, or responses to such events. One or more of these factors could adversely affect any of our international operations and result in lower revenue and/or greater operating expenses than we expect and could significantly affect its results of operations and financial condition.

Our overall success in international markets will depend, in part, on its ability to succeed in differing legal, regulatory, economic, social and political conditions. We may not be successful in developing and implementing policies and strategies that will be effective in managing these risks in each country where we do business. Our failure to manage these risks successfully could harm its international operations, reduce its international sales and increase its costs, thus adversely affecting its business, financial condition and operating results.

Because all of our operations are conducted within Hong Kong through our operating subsidiary HCYC HK, a special administrative region of China, our business is subject to the complex and rapidly evolving laws and regulations there. The Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our Ordinary Shares.

As a business operating in Hong Kong, a special administrative region of China, we are subject to the laws and regulations of the PRC, which can be complex and evolve rapidly. The PRC government has the power to exercise significant oversight and discretion over the conduct of our business, and the regulations to which we are subject may change rapidly and with little notice to us or our shareholders. As a result, the application, interpretation, and enforcement of new and existing laws and regulations in the PRC are often uncertain. In addition, these laws and regulations may be interpreted and applied inconsistently by different agencies or authorities, and inconsistently with our current policies and practices. New laws, regulations, and other government directives in the PRC may also be costly to comply with, and such compliance or any associated inquiries or investigations or any other government actions may:

●	Delay or impede our development,

●	Result in negative publicity or increase our operating costs,

●	Require significant management time and attention, and

●

Subject us to remedies, administrative penalties and even criminal liabilities that may harm our business, including fines assessed for our current or historical operations, or demands or orders that we modify or even cease our business practices.

The promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise unfavorably impact the ability or manner in which we conduct our business and could require us to change certain aspects of our business to ensure compliance, which could decrease demand for our products, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject us to additional liabilities. To the extent any new or more stringent measures are required to be implemented, our business, financial condition and results of operations could be adversely affected as well as materially decrease the value of our ordinary shares.

HCYC HK may be subject to various types of government and regulatory interference, such as requiring the operating entities to conduct a cyber security review. HCYC HK may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. HCYC HK’s operations could be adversely affected by existing or future laws and regulations relating to the medical industry.

Any of these events could result in a material change in the operations of the operating entities and the value of our ordinary shares. The Chinese government has indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers. Any such actions by the Chinese government could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of our Ordinary Shares to significantly decline or be worthless.

66

Risks of license revocation due to non-compliant broker referral practices in insurance sales

Notwithstanding HCYC has made every effort to adopt and reinforce its internal control system to prevent unlicensed selling by its referrers. This includes implementing rigorous compliance measures, conducting regular checking, and providing comprehensive training to ensure adherence to regulatory standards, HCYC’s current model may still potentially pose a non-compliance risk as HCYC cannot guarantee the conduct of the referrals not to engage in the selling or promotion of long-term insurance policies to customers, including but not limited to visitors from Mainland China, who may not be fully aware of the licensing requirements and regulatory framework governing the insurance industry in Hong Kong.

The Insurance Authority of Hong Kong (the “IA”) strictly regulates the sale and promotion of insurance products within the jurisdiction. Under the relevant law and regulations in Hong Kong, only licensed insurance intermediaries are authorized to engage in the distribution of insurance policies. Any arrangement or business model that encourages or facilitates unlicensed selling, directly or indirectly, constitutes a violation of Hong Kong law and regulatory requirements. Should the IA determine that HCYC is operating in a manner that violates regulatory standards-specifically through a broker referral business model that incentivizes unlicensed selling-there is a substantial risk that the IA may take enforcement actions against HCYC. Such actions may include, but are not limited to, the suspension or revocation of HCYC’s insurance broker license. The revocation of the license would effectively terminate HCYC’s ability to legally operate as an insurance broker in Hong Kong, resulting in significant financial and reputational damage to HCYC.

Uncertainties in the interpretation and enforcement of Chinese laws and regulations could limit the legal protections available to us.

The PRC legal system is based on written statutes and prior court decisions have limited value as precedents. Since the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involves uncertainties.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have retroactive effect. Such uncertainties, including uncertainty over the scope and effect of our contractual, property (including intellectual property) and procedural rights, could materially and adversely affect our business and impede our ability to continue our operations.

Further development of regulations in China may impose additional costs or restrictions on our activities.

We operate in a highly regulated industry. The CBIRC supervises and administers the insurance industry in China. In exercising its authority, it is given certain discretion to administer the law. China’s insurance regulatory regime is undergoing significant changes toward a more transparent regulatory process and a convergent movement toward international standards. Some of these changes may result in additional costs or restrictions on our activities. For example, in November 2020, the Insurance Association of China issued a notice on revising the definition of critical illnesses, including revisions to the applicable scope and principles of critical illnesses as well as relevant provisions on insurance clauses for critical illnesses. From February 1, 2021, insurers may not continue to sell critical illness insurance products which were developed based on previous rules. The CBIRC in the same month also issued a notice stipulating that Critical Illness Morbidity Table in the Chinese Personal Insurance Industry (2020) promulgated by the China Association of Actuaries will serve as the evaluation table and pricing reference table for statutory liability reserve of life insurance products that include critical illness insurance liability. The notice also imposed restrictions on the applicable scope, evaluation of statutory reserves and pricing of the products. These new requirements apply to a number of key products sold by us. Although these new requirements are consistent with our long-term development strategy, making adjustments to relevant products during a short period of time may increase our operating costs and may adversely affect our business, results of operations and financial condition.

In addition, because the terms of our products are subject to regulations, changes in regulations may affect our profitability on the policies and contracts we issue.

Our independent registered public accounting firm’s audit documentation related to their audit reports included in this registration statement/prospectus may include audit documentation located in Hong Kong. PCAOB may not be able to inspect audit documentation located in China and, as such, you may be deprived of the benefits of such inspection which could result in limitations or restrictions to our access to the U.S. capital markets. Our ordinary shares may be delisted under the Holding Foreign Companies Accountable Act (“HCFAA”) after the Business Combination if the PCAOB is unable to adequately inspect audit documentation located in China. The delisting of our ordinary shares or the threat of their being delisted, may have a material adverse impact on our listing and trading in the U.S. and the trading prices of our ordinary shares.

The independent registered public accounting firm of HCYC Holding Company issued an audit opinion on the financial statements included in this proxy statement/prospectus filed with the SEC. As an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, the auditor of HCYC Holding Company, is required by the laws of the United States to undergo regular inspections by the PCAOB.

Our auditor, Simon & Edward LLP, which is headquartered in California, is registered with the PCAOB and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. However, recent history and development with respect to audits of China-based companies, such as us, create uncertainty about the ability of their auditor to fully cooperate with the PCAOB’s request for audit work papers without the approval of the Chinese authorities. As a result, our investors may be deprived of the benefits of PCAOB’s oversight of our auditor through such inspections.

Inspections of certain other firms that the PCAOB has conducted outside of China have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The PCAOB is currently unable to conduct inspections of audit firms located in mainland China and Hong Kong, and it has issued its report notifying the SEC of its determination that it is unable to inspect or investigate completely accounting firms headquartered in mainland China or Hong Kong.

On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act, and on December 29, 2022, legislation entitled “Consolidated Appropriations Act, 2023” (the “Consolidated Appropriations Act”) was signed into law by President Biden, which contained, among other things, an identical provision to the Accelerating Holding Foreign Companies Accountable Act and amended the HFCAA by requiring the SEC to prohibit an issuer’s securities from trading on any U.S stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three, thus reducing the time period for triggering the prohibition on trading.

Pursuant to the HCFAA, as amended by the Consolidated Appropriations Act, 2023, if the PCAOB is unable to inspect an issuer’s auditors for two consecutive years, the issuer’s securities are prohibited to trade on a U.S. stock exchange. The PCAOB issued a Determination Report on December 16, 2021 (the “Determination Report”) which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (1) mainland China of the People’s Republic of China because of a position taken by one or more authorities in mainland China; and (2) Hong Kong, a Special Administrative Region and dependency of the PRC, because of a position taken by one or more authorities in Hong Kong. Furthermore, the Determination Report identified the specific registered public accounting firms which are subject to these determinations (“PCAOB Identified Firms”).

67

On August 26, 2022, the PCAOB announced that it had signed a Statement of Protocol (the “Protocol”) with the CSRC and the Ministry of Finance (“MOF”) of the People’s Republic of China, governing inspections and investigations of audit firms based in mainland China and Hong Kong. Pursuant to the Protocol, the PCAOB conducted inspections on select registered public accounting firms subject to the Determination Report in Hong Kong between September and November 2022.

On December 15, 2022, the PCAOB board announced that it has completed the inspections, determined that it had complete access to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong, and voted to vacate the Determination Report.

On December 29, 2022, the Accelerating Holding Foreign Companies Accountable Act, or the AHFCAA, was signed into law, which reduced the number of consecutive non-inspection years required for triggering the prohibitions under the HCFAA from three years to two. As a result, the risks mentioned above have been heightened.

Notwithstanding the foregoing, our ability to retain an auditor subject to the PCAOB inspection and investigation, including but not limited to inspection of the audit working papers related to us, may depend on the relevant positions of U.S. and Chinese regulators. With respect to audits of companies with operations in China, there are uncertainties about the ability of its auditor to fully cooperate with a request by the PCAOB for audit working papers in China without the approval of Chinese authorities. If the PCAOB is unable to inspect or investigate completely our auditor because of a position taken by an authority in a foreign jurisdiction, or the PCAOB re-evaluates its determination as a result of any obstruction with the implementation of the Statement of Protocol, then such lack of inspection or re-evaluation could cause trading in our securities to be prohibited under the HCFAA, and ultimately result in a determination by a securities exchange to delist our securities. Accordingly, the HCFAA calls for additional and more stringent criteria to be applied to emerging market companies upon assessing the qualification of their auditors, especially the non-U.S. auditors who are not inspected by the PCAOB. We could still face the risk of delisting and cease of trading of our securities from a stock exchange or an over-the-counter market in the United States under the HFCAA, as amended by the Consolidated Appropriations Act, 2023, and the securities regulations promulgated thereunder if the PCAOB determines that it is unable to inspect and investigate completely our registered public accounting firms for a period of two consecutive years, and that as a result an exchange may determine to delist our securities.

The M&A Rules and certain other PRC regulations establish complex procedures for some acquisitions of Chinese companies by foreign investors, which could make it more difficult for us to pursue growth through acquisitions in China.

The M&A Rules and some other regulations and rules concerning mergers and acquisitions established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time consuming and complex, including requirements in some instances that the MOFCOM be notified in advance of any change-of control transaction in which a foreign investor takes control of a PRC domestic enterprise. Moreover, the Anti-Monopoly Law requires that the MOFCOM shall be notified in advance of any concentration of undertaking if certain thresholds are triggered. In addition, the security review rules issued by the MOFCOM that became effective in September 2011 specify that mergers and acquisitions by foreign investors that raise “national defense and security” concerns and mergers and acquisitions through which foreign investors may acquire de facto control over domestic enterprises that raise “national security” concerns are subject to strict review by the MOFCOM, and the rules prohibit any activities attempting to bypass a security review, including by structuring the transaction through a proxy or contractual control arrangement. In the future, we may grow our business by acquiring complementary businesses. Complying with the requirements of the above-mentioned regulations and other relevant rules to complete such transactions could be time consuming, and any required approval processes, including obtaining approval from the MOFCOM or its local counterparts may delay or inhibit our ability to complete such transactions, which could affect our ability to expand our business or maintain our market share.

Governmental control of currency conversion may limit our ability to utilize revenues effectively and affect the value of your investment.

The PRC government imposes controls on the convertibility of the Renminbi into foreign currencies and, in certain cases, the remittance of currency out of China. Approval from or registration with appropriate government authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. In light of the flood of capital outflows of China in 2016 due to the weakening Renminbi, the PRC government has imposed more restrictive foreign exchange policies and stepped up scrutiny of major outbound capital movement including overseas direct investment. More restrictions and substantial vetting process are put in place by SAFE to regulate cross-border transactions falling under the capital account. If any of our shareholders regulated by such policies fail to satisfy the applicable overseas direct investment filing or approval requirement timely or at all, it may be subject to penalties from the relevant PRC authorities. The PRC government may at its discretion further restrict access in the future to foreign currencies for current account transactions.

We receive substantially all of our revenues in Hong Kong Dollars. Under our current corporate structure, our Cayman Islands holding company may rely on dividend payments from HCYC HK to fund any cash and financing requirements that we may have. If the PRC government expands its currency controls to include the Hong Kong Dollar, we will be required to obtain SAFE approval to use cash generated from the operations of HCYC HK to pay off their respective debt in a currency other than Hong Kong Dollar or Renminbi owed to entities outside China, or to make other capital expenditure payments outside China in a currency other than Renminbi or the Hong Kong Dollar. We may be prevented from obtaining sufficient foreign currencies to satisfy our foreign currency demands. As a result, we may not be able to pay dividends in foreign currencies to its shareholders. For a detailed description of the potential government regulations facing the Company and the offering associated with our operations in Hong Kong,

68

PRC regulations relating to offshore investment activities by PRC residents may expose us or our PRC resident beneficial owners to liability and penalties under PRC law.

SAFE promulgated the Circular on Relevant Issues Relating to Domestic Resident’s Investment and Financing and Roundtrip Investment through Special Purpose Vehicles, or SAFE Circular 37, in July 2014 that requires PRC residents or entities to register with SAFE or its local branch in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing. In addition, such PRC residents or entities must update their SAFE registrations when the offshore special purpose vehicle undergoes material events relating to any change of basic information (including change of such PRC citizens or residents, name and operation term), increases or decreases in investment amount, transfers or exchanges of shares, or mergers or divisions. SAFE Circular 37 is issued to replace the Notice on Relevant Issues Concerning Foreign Exchange Administration for PRC Residents Engaging in Financing and Roundtrip Investments via Overseas Special Purpose Vehicles, or SAFE Circular 75. SAFE promulgated the Notice on Further Simplifying and Improving the Administration of the Foreign Exchange Concerning Direct Investment in February 2015, which took effect on June 1, 2015. This notice has amended SAFE Circular 37 requiring PRC residents or entities to register with qualified banks rather than SAFE or its local branch in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing.

Failure to comply with the SAFE registration described above could result in liability under PRC laws for evasion of applicable foreign exchange restrictions.

Regulatory bodies of the United States may be limited in their ability to conduct investigations or inspections of our operations in Hong Kong.

From time to time, we may receive requests from certain U.S. agencies to investigate or inspect the Company’s operations, or to otherwise provide information. While we will be compliant with these requests from these regulators, there is no guarantee that such requests will be honored by those entities who provide services to us or with whom we associate, especially as those entities are located in China. Furthermore, since our operations are conducted in Hong Kong, an on-site inspection of our facilities by any of these regulators may be limited or entirely prohibited. Such inspections, though permitted by us and our affiliates, are subject to the unpredictability of the Chinese enforcers, and may therefore be impossible to facilitate.

The PRC government has significant oversight and discretion over the conduct of a Hong Kong company’s business operations or to exert control over any offering of securities conducted overseas and/or foreign investment in China-based issuers, and may intervene with or influence our operations, via HCYC HK, may limit or completely hinder our ability to offer or continue to offer securities to investors, and may cause the value of such securities to significantly decline or be worthless, as the government deems appropriate to further regulatory, political and societal goals.

In light of China’s extension of authority into Hong Kong, we are subject to risks arising from the legal system in China, including risks and uncertainties regarding the enforcement of laws and that rules and regulations in Hong Kong and China can change quickly with little to no advanced notice. In addition, the PRC government may intervene or influence our operations at any time with little to no advanced notice, which could result in a material change in our operations and/or the value of our ordinary shares. These risks will become even more prominent and direct if we expand our operations into or develop a physical presence in China. For example, the PRC government has recently published new policies that significantly affected certain industries such as the education and internet industries, and we cannot rule out the possibility that it will in the future release regulations or policies regarding any industry that could adversely affect the business, financial condition and results of operations of our company. Furthermore, the PRC government has also recently indicated an intent to exert more oversight and control over securities offerings and other capital markets activities that are conducted overseas and foreign investment in China-based companies. Any such action, once taken by the PRC government, could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or become worthless.

69

Recently, the PRC government initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. Without relying on any opinions of counsel, we believe we are not subject to cybersecurity review with the Cyberspace Administration of China, or CAC, given that: (i) our products and services are offered not directly to individual users but through our institutional clients; (ii) we do not possess a large amount of personal information in our business operations; and (iii) data processed in our business does not have a bearing on national security and thus may not be classified as core or important data by the authorities. In addition, we believe that we are not subject to merger control review by China’s anti-monopoly enforcement agency due to the level of our revenues which provided from us and audited by our auditor, and the fact that we currently do not expect to propose or implement any acquisition of control of, or decisive influence over, any company with revenues within China of more than RMB400 million. Since these statements and regulatory actions are new, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our daily business operation, the ability to accept foreign investments and list our securities on an U.S. or other foreign exchange.

Although we believe we are currently not required to obtain approval from any of the PRC central or local government in connection with this offering, our operations may be adversely affected in the future, directly or indirectly, by existing or future relevant laws and regulations if the PRC government takes the view that its approval is required.

All of our operations are based in Hong Kong. We may be subject to PRC laws relating to, among others, restrictions over foreign investments and data security. The Chinese government has recently sought to exert more control and impose more restrictions on China-based companies raising capital offshore and such efforts may continue or intensify in the future. The Chinese government’s exertion of more control over overseas listing of, offerings conducted overseas by and/or foreign investment in China-based companies could retrospectively affect the Mergers and result in a material change in our operations, significantly limit or completely hinder our abilities to offer or continue to offer securities to foreign investors, and cause the value of our Ordinary Shares to significantly decline or be worthless.

On February 17, 2023, the CSRC published the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Measures”) which took effect on March 31, 2023. Under the Trial Measures, a filing-based regulatory system applies to “indirect overseas offerings and listings” of companies in mainland China, which refers to securities offerings and listings in an overseas market made under the name of an offshore entity but based on the underlying equity, assets, earnings or other similar rights of a company in mainland China that operates its main business in mainland China. The Trial Measures states that, any post-listing follow-on offering by an issuer in an overseas market, including issuance of shares, convertible notes and other similar securities, shall also be subject to filing requirement within three business days after the completion of the offering. In connection with the Trial Measures, on February 17, 2023 the CSRC also published the Notice on Filing Management Arrangements for Overseas Listings of Domestic Enterprises (the “Notice on Filing Management Arrangements”). According to the Notice on Filing Management Arrangements, issuers that have already been listed in an overseas market before March 31, 2023, the date the Trial Measures became effective, are not required to make any immediate filing and are only required to comply with the filing requirements under the Trial Measures when it subsequently seeks to conduct a follow-on offering.

70

According to the Notice on Filing Management Arrangements, the domestic companies that have already been listed overseas on or before March 31, 2023 shall be deemed as existing issuers (the “Existing Issuers”). Existing Issuers are not required to complete the filling procedures immediately, and they shall be required to file with the CSRC upon occurrences of certain subsequent matters such as follow-on offerings of securities.

Under the Trial Measure section 15, filing with the CSRS is required for indirect overseas listing offerings and listings, if both of the following conditions are met:

(i) 50% or more of any of the indicators of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year is accounted for by PRC domestic companies; and

(ii) the main parts of the issuer’s business activities are conducted in China, or its main places of business are located in China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in China. Based on our understanding of the current PRC laws and regulations, no prior permission for this offering is required under the PRC laws on the basis that: the principal business activities of the Company are conducted outside of China. In addition, all of the Company’s senior managers in charge of its business operations including the directors are non-Chinese citizens and are not domiciled in China. HCYC does not meet both the financial condition and the business condition prescribed in the Trial Measures and therefore it does not need to fulfil the CSRC filling procedure.

We have been advised by Yingke Law Firm, our PRC counsel, that based on their understanding of the current PRC laws and regulations, as of the date of this prospectus, HCYC and its operating subsidiary HCYC HK, are not required to obtain any permissions or approvals from Hong Kong authorities for the continued listing of our ordinary shares in the U.S. and issuing our ordinary shares to foreign investors. No such permissions or approvals have been applied for by HCYC or HCYC HK or denied by any relevant authorities. HCYC HK’s operations are conducted solely in Hong Kong, which is a part of the PRC. As of the date of this prospectus, HCYC HK received all requisite permissions or approvals from the Hong Kong authorities to operate their businesses in Hong Kong, including but not limited to their business registration certificates. However, we have been advised by Yingke Law Firm that uncertainties still exist, due to the possibility that laws, regulations, or policies in Hong Kong could change rapidly in the future.

Given the uncertainty as to how the Trail Measures will be interpreted and if the CSRC or another PRC governmental authority subsequently determines that its approval is needed for this offering, we may face approval delays, adverse actions or sanctions by the CSRC or other PRC governmental authorities. According to the Trial Measures, the CSRC may order rectification, issue warnings to us, and impose a fine of between RMB1,000,000 (approximately US$139,946) and RMB10,000,000 (approximately US$ 1,399,462). Persons-in-charge and other persons that are directly liable for such failure shall be warned and each imposed a fine from RMB500,000 (approximately US$ 69,973) to RMB5,000,000 (approximately US$ 699,731). Controlling shareholders and actual controlling persons of us that organize or instruct such violations shall be imposed a fine from RMB1,000,000 and RMB10,000,000.These risks could result in a material adverse change in our operations, significantly limit or completely hinder our ability to offer or continue to offer securities to investors, or cause such securities to significantly decline in value or become worthless.

Adverse regulatory developments in China may subject us to additional regulatory review, and additional disclosure requirements and regulatory scrutiny to be adopted by the SEC in response to risks related to recent regulatory developments in China may impose additional compliance requirements for companies like us with Hong Kong-based operations, all of which could increase our compliance costs, subject us to additional disclosure requirements.

The recent regulatory developments in China, in particular with respect to restrictions on China-based companies raising capital offshore, may lead to additional regulatory review in China over our financing and capital raising activities in the United States. In addition, we may be subject to industry-wide regulations that may be adopted by the relevant PRC authorities, which may have the effect of limiting our service offerings, restricting the scope of our operations in Hong Kong, or causing the suspension or termination of our business operations in Hong Kong entirely, all of which will materially and adversely affect our business, financial condition and results of operations. We may have to adjust, modify, or completely change our business operations in response to adverse regulatory changes or policy developments, and we cannot assure you that any remedial action adopted by us can be completed in a timely, cost-efficient, or liability-free manner or at all.

On July 30, 2021, in response to the recent regulatory developments in China and actions adopted by the PRC government, the Chairman of the SEC issued a statement asking the SEC staff to seek additional disclosures from offshore issuers associated with China-based operating companies (including Hong Kong) before their Registration Statements will be declared effective. On August 1, 2021, the China Securities Regulatory Commission stated in a statement that it had taken note of the new disclosure requirements announced by the SEC regarding the listings of Chinese companies and the recent regulatory development in China, and that both countries should strengthen communications on regulating China-related issuers. Since we operate in Hong Kong, we cannot guarantee that we will not be subject to tightened regulatory review and we could be exposed to government interference from China.

71

If HCYC fails to implement and maintain an effective system of internal controls over financial reporting, it may be unable to accurately report its results of operations, meet reporting obligations or prevent fraud. As a result, Pubco’s security holders could lose confidence in its financial and other public reporting, which would harm its business and trading price of Pubco securities.

Prior to the completion of the Business Combination, HCYC has been a private company with limited accounting and financial reporting personnel and other resources with which it addresses its internal control over financial reporting. In connection with the audit of its consolidated financial statements as of and for the year ended March 31, 2024, HCYC and its independent registered public accounting firm identified a material weakness in its internal control over financial reporting. As defined in the standards established by the PCAOB, a “material weakness” is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

The material weakness that have been identified relate to lack of sufficient internal capabilities and resources with relevant experience, skills and knowledge in accounting and financial reporting under the requirements of U.S. GAAP and rules set forth by the SEC to prepare financial statements and related footnote disclosures in accordance with U.S. GAAP. See “HCYC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations -Internal Control Over Financial Reporting.”

Although HCYC has begun to implement measures to address the material weakness, the implementation of these measures may not fully address the material weaknesses and deficiencies in its internal control over financial reporting, and it cannot conclude that it has been fully remedied. In the future HCYC may determine that it has additional material weaknesses, or its independent registered public accounting firm may disagree with its management assessment of the effectiveness of its internal controls. HCYC’s failure to correct the material weaknesses or failure to discover and address any other material weaknesses or control deficiencies could result in inaccuracies in its financial statements and could also impair its ability to comply with applicable financial reporting requirements and related regulatory filings on a timely basis, which could cause investors to lose confidence in its reported financial information, which may result in volatility in and a decline in the market price of Pubco securities.

Furthermore, it is possible that, had HCYC’s independent registered public accounting firm conducted an audit of its internal control over financial reporting, such accountant might have identified additional material weaknesses and deficiencies. Upon completion of this Business Combination, HCYC will become a wholly-owned subsidiary of Pubco. Pubco will be subject to the Sarbanes-Oxley Act of 2002, and the Section 404 of the Sarbanes-Oxley Act, or Section 404, will require that the Pubco include a report from management on the effectiveness of its internal control over financial reporting in its annual report on Form 20-F beginning with annual report for the fiscal year ending March 31, 2025. In addition, once HCYC ceases to be an “emerging growth company” as such term is defined in the JOBS Act, its independent registered public accounting firm must attest to and report on the effectiveness of its internal control over financial reporting. HCYC’s management may conclude that its internal control over financial reporting is not effective. Moreover, even if HCYC’s management concludes that its internal control over financial reporting is effective, HCYC’s independent registered public accounting firm, after conducting its own independent testing, may issue a report that is qualified if it is not satisfied with HCYC’s internal controls or the level at which HCYC’s controls are documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from HCYC. In addition, the reporting obligations may place a significant strain on HCYC’s management, operational and financial resources and systems for the foreseeable future. HCYC may be unable to timely complete our evaluation testing and any required remediation.

You should be aware that uncertainties are inherent in prospective financial projections of any kind, and such uncertainties increase with the passage of time. None of AlphaTime or HCYC or any of their respective affiliates, advisors, officers, directors, or representatives has made or makes any representation or can give any assurance to any AlphaTime shareholders, or any other person, regarding the ultimate performance of HCYC compared to the information set forth under “The Business Combination Proposal - Unaudited Prospective Financial Information of HCYC” or that any such results will be achieved.

The inclusion of HCYC’s projections relating to its business in this proxy statement/prospectus should not be regarded as an indication that AlphaTime, HCYC or their respective advisors or other representatives considered or consider the projections to be necessarily predictive of actual future performance or events, and the projections set forth under “The Business Combination Proposal - Unaudited Prospective Financial Information of HCYC” should not be relied upon as such.

The projections that were prepared by management of HCYC speak as of the date that such projections were made. Neither the independent registered public accounting firm of AlphaTime or HCYC, nor any other independent accountants has audited, reviewed, compiled, examined or performed any procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein, and accordingly, neither the independent registered public accounting firm of AlphaTime or HCYC, nor any other independent accountant expresses an opinion or provides any form of assurance with respect thereto for the purpose of this proxy statement/prospectus. Due to inherent uncertainties in financial projections of any kind, shareholders are cautioned not to place undue reliance, if any, on the projections. For example, HCYC’s operating results for fiscal 2024 did not achieve its projected results for such period due to the post-pandemic slowdown experienced in the Chinese economy and that US Federal Reserve delay in Federal Fund Rates cut caused prospective customers to reallocate their wealth into other wealth management products that delivered higher yield than insurance products. Accordingly, HCYC’s actual results for future forecasted periods may continue to be materially different than its projections and shareholders are strongly cautioned not to place undue reliance, if any, on the projections, and not to rely on these projections in making any decision regarding the Business Combination.

72

Risks Related to AlphaTime and the Business Combination

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “our company,” and “AlphaTime” refer to AlphaTime Acquisition Corp.

AlphaTime will be forced to liquidate the Trust Account if it cannot consummate a business combination by the Termination Date. In the event of a liquidation, AlphaTime’s public shareholders will receive US$7.45 per share and the Public Rights will expire worthless.

If AlphaTime is unable to complete a business combination by the Termination Date, and is forced to liquidate, the per-share liquidation distribution will be US$7.45, without taking into account additional deposits into the Trust Account to further extend the date by which AlphaTime has to consummate a business combination as allowed pursuant to the Existing AlphaTime Articles. Furthermore, there will be no distribution with respect to the Public Rights, which will expire worthless as a result of AlphaTime’s failure to complete a business combination.

AlphaTime’s independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about AlphaTime’s ability continue as a “going concern.”

As of June 30, 2025, the Company had a cash balance of $1,329. Further, AlphaTime has incurred and expect to continue to incur significant costs as a public company (for legal, financial reporting, accounting and auditing compliance), as well as expenses in connection with its proposed initial business combination with HCYC. AlphaTime cannot assure you that any efforts to raise capital (if required) or to consummate an initial business combination (including the proposed Business Combination with HCYC) will be successful. These factors, among others, raise substantial doubt about AlphaTime’s ability to continue as a going concern. The consolidated financial statement contained elsewhere in this proxy statement/prospectus do not include any adjustments that might result from AlphaTime’s inability to continue as a going concern.

You must tender your ordinary shares in order to validly seek redemption at the Extraordinary General Meeting.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Equiniti or to deliver your ordinary shares to Equiniti electronically using DTC’s DWAC (Deposit/Withdrawal at Custodian) System, in each case at least two business days before the Extraordinary General Meeting. The requirement for physical or electronic delivery ensures that a redeeming holder’s election to redeem is irrevocable once the Business Combination is consummated. Any failure to observe these procedures will result in your loss of redemption rights in connection with the vote on the Business Combination.

If third parties bring claims against AlphaTime, the proceeds held in trust could be reduced and the per-share liquidation price received by AlphaTime Shareholders may be less than US$10.18.

Our placing of funds in the trust account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the trust account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Making such a request of potential target businesses may make our acquisition proposal less attractive to them and, to the extent prospective target businesses refuse to execute such a waiver, it may limit the field of potential target businesses that we might pursue.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon redemption of our public shares, if we are unable to complete our business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.18 per share initially held in the trust account, due to claims of such creditors. Our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.18 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.18 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

73

Any distributions received by AlphaTime Shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, AlphaTime was unable to pay its debts as they fell due in the ordinary course of business.

As approved by the shareholders at the Third Meeting held on October 1, 2025, AlphaTime extended the date by which it has to complete a business combination from October 4, 2025, up to three (3) times, each comprised of one month each up to January 4, 2026. If AlphaTime is unable to consummate a transaction within the required time periods set forth under the Existing AlphaTime Articles, including any applicable extensions, upon notice from AlphaTime, the trustee of the Trust Account will distribute the amount in its Trust Account to its public shareholders. Concurrently, AlphaTime shall pay, or reserve for payment, from funds not held in trust, its liabilities and obligations, although AlphaTime cannot assure you that there will be sufficient funds for such purpose.

In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. We will depend on sufficient interest being earned on the proceeds held in the trust account to pay any tax obligations we may owe.

However, we may not properly assess all claims that may be potentially brought against us. As a result, our shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our shareholders may extend well beyond the third anniversary of the date of distribution. Accordingly, third parties may seek to recover from our shareholders amounts owed to them by us.

If, after we distribute the proceeds in the Trust Account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our shareholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.

If AlphaTime’s due diligence investigation of HCYC was inadequate, then shareholders of AlphaTime following the Business Combination could lose some or all of their investment.

Even though AlphaTime conducted a due diligence investigation of HCYC, it cannot be sure that this diligence uncovered all material issues that may be present inside HCYC or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of HCYC and its business and outside of its control will not later arise.

Shareholder litigation and regulatory inquiries and investigations are expensive and could harm AlphaTime’s business, financial condition and operating results and could divert management attention.

In the past, securities class action litigation and/or shareholder derivative litigation and inquiries or investigations by regulatory authorities have often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, such as the Business Combination. Any shareholder litigation and/or regulatory investigations against AlphaTime, whether or not resolved in AlphaTime’s favor, could result in substantial costs and divert AlphaTime’s management’s attention from other business concerns, which could adversely affect AlphaTime’s business and cash resources and the ultimate value AlphaTime Shareholders receive as a result of the Business Combination.

74

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are listed on the Nasdaq Capital Market. As previously disclosed, on November 29, 2024, AlphaTime received the Initial Notice from the Staff of Nasdaq notifying AlphaTime that AlphaTime was not in compliance with the Minimum Public Holders Rule, which requires AlphaTime to have at least 400 total holders for continued listing on The Nasdaq Global Market. An indicator will be displayed with quotation information related to AlphaTime’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Initial Notice did not impact the listing of AlphaTime’s securities on The Nasdaq Global Market. On January 16, 2025, AlphaTime submitted a plan to regain compliance with the Minimum Public Holders Rule.

As previously disclosed, on January 29, 2025, Nasdaq issued a notice granting AlphaTime an extension of time to regain compliance with Nasdaq Minimum Public Holders Rule for 180 calendar days, or until May 28, 2025. On June 3, 2025, AlphaTime received a letter from Nasdaq stating that AlphaTime had not regained compliance with the Minimum Public Holders Rule by May 28, 2025.

On June 6, 2025, AlphaTime submitted a hearing request to the Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of the AlphaTime’s securities based on Nasdaq’s determination of noncompliance regarding the Minimum Public Holders Rule and the filing of the Form 25-NSE pending the Panel’s decision.

On April 17, 2025, AlphaTime received the Second Notice from the Listing Qualifications Department notifying AlphaTime that, for the last 30 consecutive business days, the MVLS of the Public Shares, has been below the minimum $50 million requirement for continued listing on The Nasdaq Global Market under the Minimum Market Value of Listed Securities Requirement. An indicator will be displayed with quotation information related to AlphaTime’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Second Notice does not impact the listing of AlphaTime’s securities on The Nasdaq Capital Market at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) and 5810(c)(3)(D), AlphaTime has been provided a compliance period of 180 calendar days from receipt of letters, or until the Compliance Period to regain compliance with the Minimum Market Value of Listed Securities Requirement. To regain compliance with the Minimum Market Value of Listed Securities Requirement, AlphaTime’s MVLS must close at $50 million or more for a minimum of 10 consecutive business days during the Compliance Period.

On July 9, 2025, the Company received a letter from Nasdaq stating that the Company regained compliance with the listing requirements since the Staff approved the Company to transfer from the Nasdaq Global Market to the Nasdaq Capital Market. As such, the non-compliance matters are now closed.

There can be no assurance that AlphaTime will be in compliance with applicable Nasdaq listing rules. If Nasdaq delists any of our securities from trading on its exchange, and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;
●	a determination that our ordinary shares are a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage; and
●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our securities are listed on Nasdaq, our securities qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

75

Since our founders will lose their entire investment in us if our business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.

On September 28, 2021, our sponsor acquired 1,437,500 founder shares for an aggregate purchase price of $25,000. On January 8, 2022, our sponsor acquired an additional 287,500 founder shares for no additional consideration, resulting in our sponsor holding an aggregate of 1,725,000 founder shares. Concurrent with the closing of our Initial Public Offering, our sponsor sold to Chardan or its designees 132,825 of these founder shares for a purchase price of $2.00 per share and an aggregate purchase price of $265,650. Prior to the initial investment in the Company of $25,000 by our sponsor, the Company had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares after our Initial Public Offering (excluding the private shares and shares underlying the UPO). The founder shares will be worthless if we do not complete an initial business combination. In addition, our sponsor purchased an aggregate of 409,200 private units, at $10.00 per unit, for a purchase price of approximately $4,092,000. The founder shares and private units will be worthless if we do not complete an initial business combination. Our initial shareholders have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any founder shares or private shares in connection with a shareholder vote to approve a proposed initial business combination. In addition, we may obtain loans from our founders. The personal and financial interests of our founders may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination.

AlphaTime is requiring shareholders who wish to redeem their public shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.

AlphaTime is requiring shareholders who wish to redeem their ordinary shares to either tender their certificates to Equiniti or to deliver their shares to Equiniti electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) System at least two business days before the Extraordinary General Meeting. In order to obtain a physical certificate, a shareholder’s broker and/or clearing broker, DTC and Equiniti will need to act to facilitate this request. It is AlphaTime’s understanding that shareholders should generally allow at least two weeks to obtain physical certificates from Equiniti. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than AlphaTime anticipates for shareholders to deliver their ordinary shares, shareholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their shares. The amount of redemptions exercised by AlphaTime shareholders is uncertain, contingent upon many factors out of our control, and are difficult to predict.

AlphaTime will require its public shareholders who wish to redeem their public shares in connection with the Business Combination to comply with specific requirements for redemption described above, such redeeming shareholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.

If AlphaTime requires public shareholders who wish to redeem their public shares in connection with the proposed Business Combination to comply with specific requirements for redemption as described above and the Business Combination is not consummated, AlphaTime will promptly return such certificates to its public shareholders. Accordingly, investors who attempted to redeem their public shares in such a circumstance will be unable to sell their securities after the failed acquisition until AlphaTime has returned their securities to them. The market price for ordinary shares may decline during this time and you may not be able to sell your securities when you wish to, even while other shareholders that did not seek redemption may be able to sell their securities.

76

If AlphaTime’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of AlphaTime’s securities.

Pursuant to an agreement entered into concurrently with the issuance and sale of the securities in our Initial Public Offering, our founders and their permitted transferees can demand that we register their founder shares and private units, after those shares convert to our ordinary shares at the closing of our initial business combination. In addition, holders of our private units and their permitted transferees can demand that we register the private units and/or the underlying securities, and holders of units that may be issued upon conversion of working capital loans may demand that we register such units and/or underlying securities. We will bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of our ordinary shares. In addition, the existence of the registration rights may make our initial business combination more costly or difficult to conclude. This is because the shareholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of our ordinary shares that is expected when the ordinary shares and private units owned by our founders or holders of our working capital units or their respective permitted transferees are registered.

If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of AlphaTime’s securities (or PubCo’s securities upon Closing) may decline.

The market price of AlphaTime’s securities (or PubCo’s securities upon Closing) may decline as a result of the Business Combination if:

AlphaTime does not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

The effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing stock prices.

AlphaTime’s directors and officers may have certain conflicts in determining to recommend the acquisition of HCYC, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a shareholder.

AlphaTime’s management and directors have interests in and arising from the Business Combination that are different from, or in addition to, your interests as a shareholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the ordinary shares owned by AlphaTime’s management and directors, or their affiliates and associates, would become worthless if the Business Combination Proposal is not approved and AlphaTime otherwise fails to consummate a business combination prior to the Termination Date. Given the difference between (i) the purchase price that the Sponsor paid for the Founder Shares and (ii) the price of the Public Shares, and considering the substantial number of PubCo Ordinary Shares that the Sponsor will receive upon conversion of the Founder Shares, the Sponsor can earn a positive return on their investment, even if other AlphaTime shareholders have a negative return on their investment in PubCo.

In addition, the Sponsor, AlphaTime’s officers and directors, and their affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with the Public Shareholders. As such, the Sponsor and AlphaTime’s officers and directors may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to Public Shareholders rather than to liquidate. For more details on the interests of the Sponsor and AlphaTime’s officers and directors, see the sections entitled “AlphaTime’s Directors and Executive Officers - Conflicts of Interest” and “The Business Combination Proposal - Interests of AlphaTime Directors and Officers in the Business Combination.”

77

AlphaTime and HCYC have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by AlphaTime if the Business Combination is completed or by AlphaTime if the Business Combination is not completed.

AlphaTime and HCYC expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, AlphaTime expects to incur approximately US$1,270,000 in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by AlphaTime if the Business Combination is completed or by AlphaTime if the Business Combination is not completed.

AlphaTime will incur significant transaction costs in connection with transactions contemplated by the Merger Agreement.

AlphaTime will incur significant transaction costs in connection with the Business Combination. If the Business Combination is not consummated, AlphaTime may not have sufficient funds to seek an alternative business combination and may be forced to liquidate and dissolve.

In the event that a significant number of Public Shares are redeemed, PubCo’s securities may become less liquid following the Business Combination.

If a significant number of public shares are redeemed, AlphaTime may be left with a significantly smaller number of shareholders. As a result, trading in the shares of PubCo may be limited and your ability to sell your shares in the market could be adversely affected. PubCo intends to apply to list its PubCo Ordinary Shares on Nasdaq, and Nasdaq may not list PubCo’s securities, which could limit investors’ ability to make transactions in AlphaTime’s securities and subject AlphaTime to additional trading restrictions.

PubCo will be required to meet the initial listing requirements to be listed on the Nasdaq Stock Market. However, PubCo may be unable to maintain the listing of its securities in the future.

If PubCo fails to meet the initial listing requirements and the continued listing requirements upon listing and Nasdaq delists its securities, AlphaTime could face significant material adverse consequences, including:

a limited availability of market quotations for its securities;

a limited amount of news and analyst coverage for the company; and

a decreased ability to issue additional securities or obtain additional financing in the future.

AlphaTime may waive one or more of the conditions to the Business Combination without resoliciting shareholder approval for the Business Combination.

AlphaTime may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Business Combination, to the extent permitted by applicable laws. The Board will evaluate the materiality of any waiver to determine whether amendment of this proxy statement/prospectus and resolicitation of proxies is warranted. In some instances, if the Board determines that a waiver is not sufficiently material to warrant resolicitation of shareholders, AlphaTime has the discretion to complete the Business Combination without seeking further shareholder approval. For example, it is a condition to AlphaTime’s obligations to close the Business Combination that there be no restraining order, injunction or other order restricting HCYC’s conduct of its business, however, if the Board determines that any such order or injunction is not material to the business of HCYC, then the Board may elect to waive that condition without shareholder approval and close the Business Combination.

78

AlphaTime Shareholders will experience immediate dilution as a consequence of the issuance of PubCo Ordinary Shares as consideration in the Business Combination and from other dilution sources. Having a minority share position may reduce the influence that the non-redeeming AlphaTime shareholders have on the management of PubCo upon Closing.

The issuance of additional PubCo Ordinary Shares in the Business Combination will dilute the equity interests of the Public Shareholders and may adversely affect prevailing market prices for the Public Shares upon Closing. The Public Shareholders who do not redeem their Public Shares may experience dilution from a number of sources to varying degrees in connection with and after the Business Combination. The impact of dilution from the issuance of PubCo Ordinary Shares in connection with and after the Business Combination on a fully diluted basis is as follows:

Approximately 7,500,000 PubCo Ordinary Shares are anticipated to be issued to holders of HCYC Shares as consideration in the Business Combination, valued at US$10.00 per share. This issuance represents approximately (a) 63% and 65%, respectively, of the number of PubCo Ordinary Shares that will be outstanding following the consummation of the Business Combination, under the no redemption scenario and the maximum redemption scenario, and (b) 63% and 65%, respectively, of the total voting power of PubCo Ordinary Shares that will be outstanding following the consummation of the Business Combination, assuming the no redemption scenario and the maximum redemption scenario.

1,725,000 Founder Shares, 409,200 Private Shares and 40,920 ATMC Ordinary Shares underlying the Private Rights will be converted and exchanged, as applicable, for PubCo Ordinary Shares in the Business Combination, valued at US$10.00 per share. These shares represent approximately (a) 18% and 19%, respectively, of the number of PubCo Ordinary Shares that will be outstanding following the consummation of the Business Combination, under the no redemption scenario and the maximum redemption scenario, and (b) 18% and 19%, respectively, of the total voting power of PubCo Ordinary Shares that will be outstanding following the consummation of the Business Combination, under the no redemption scenario and the maximum redemption scenario.

Taking into consideration the foregoing sources of dilution, immediately after the consummation of the Business Combination and after giving effect to the exchange of the Public Rights, the Public Shareholders will hold (a) 1,107,426 shares of PubCo Ordinary Shares, or 9% of the outstanding PubCo Ordinary Shares under the no redemption scenario and (b) 690,000 shares of PubCo Ordinary Shares, or 6% of the outstanding PubCo Ordinary Shares assuming that public shareholders exercise their redemption rights with respect to 417,436 Public Shares (the maximum amount of redemption) immediately after the consummation of the Business Combination. Following the consummation of the Business combination, the Public Shareholders will have approximately 9% and 6%, respectively, of the voting power under the no redemption scenario and the maximum redemption scenario, respectively. For more information, please see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information” and “The Business Combination Proposal-Voting Power, Implied Ownership and Implied Share Values of PubCo Upon Consummation of the Business Combination.”

The issuance of additional PubCo Ordinary Shares, including through any of the potential dilution sources, could have the following effects for Public Shareholders who elect not to redeem their shares:

your proportionate ownership interest in PubCo will decrease;

the relative voting strength of each previously outstanding PubCo Ordinary Shares will be diminished; and

the market price of the PubCo Ordinary Shares may decline.

PubCo may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Public Warrants worthless.

Following the Closing, PubCo will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of PubCo Ordinary Shares equals or exceeds $16.50 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date PubCo gives notice of redemption. If and when the Public Warrants become redeemable by PubCo, PubCo may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force you (i) to exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants or (iii) to accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your Public Warrants. None of the Private Placement Warrants will be redeemable by PubCo so long as they are held by their initial purchasers or their permitted transferees. Recent trading prices for ATMC Ordinary Shares have not exceeded the $16.50 per share threshold at which the Public Warrants would become redeemable.

In addition, PubCo will have the ability to redeem the outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant if, among other things, the last reported sale price of PubCo Ordinary Shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders equals or exceeds $10.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like). In such a case, the holders will be able to exercise their warrants prior to redemption for a number of shares of PubCo Ordinary Shares determined based on the redemption date and the fair market value of PubCo Ordinary Shares. The value received upon exercise of the warrants (i) may be less than the value the holders would have received if they had exercised their warrants at a later time where the underlying share price is higher and (ii) may not compensate the holders for the value of the warrants, including because the number of shares received is capped at 0.361 shares of PubCo Ordinary Shares per warrant (subject to adjustment) irrespective of the remaining life of the warrants. PubCo may only redeem the Public Warrants in accordance with this provision if it concurrently redeems the outstanding Private Placement Warrants on the same terms.

79

The Private Placement Warrants are identical to the Public Warrants except that (i) none of the Private Placement Warrants will be redeemable by PubCo so long as they are held by the Sponsor or its permitted transferees and (ii) the Private Placement Warrants will be exercisable for cash or on a cashless basis at the election of such holder, in either case as long as they are held by the Sponsor or its permitted transferees, whereas the Public Warrants will only be exercisable on a cashless basis at PubCo’s election.

PubCo may only call the Public Warrants for redemption upon a minimum of 30 days’ prior written notice of redemption to each holder; provided that holders will be able to exercise their Public Warrants prior to the time of redemption and, at PubCo’s election, any such exercise may be required to be on a cashless basis, or if the holders of the Private Placement Warrants elect to exercise their Private Placement Warrants on a cashless basis, then PubCo will not receive any cash proceeds from the exercise of such warrants.

In the event PubCo determines to redeem the warrants, holders of redeemable warrants would be notified of such redemption as described in the warrant agreement. Specifically, in the event that PubCo elects to redeem all of the redeemable warrants as described above, PubCo will fix a date for the redemption (the “Redemption Date”). Notice of redemption will be mailed by first class mail, postage prepaid, by PubCo not less than 30 days prior to the Redemption Date to the registered holders of the redeemable warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the warrant agreement will be conclusively presumed to have been duly given whether or not the registered holder received such notice. Accordingly, if a holder fails to actually receive the notice of or otherwise fails to respond on a timely basis, it could lose the benefit of being a holder of a Public Warrant. In addition, beneficial owners of the redeemable warrants will be notified of such redemption via PubCo’s posting of the redemption notice to DTC.

A provision in AlphaTime’s Warrant Agreement may make it more difficult for AlphaTime to consummate the Business Combination if AlphaTime issues additional ATMC Ordinary Shares or equity-linked securities.

If (i) AlphaTime issues additional ATMC Ordinary Shares or equity-linked securities for capital raising purposes in connection with the Closing of the Business Combination at a newly issued price of less than $9.50 per share (the “Newly Issued Price”), (ii) the aggregate gross proceeds from such issuance represent more than 60% of the total equity proceeds, and interest thereon, available for funding of the Business Combination on the Closing Date (net of redemptions) and (iii) the Market Value is below $9.50 per share, then the exercise price of the Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of (a) the Market Value and (b) the Newly Issued Price, and the $16.50 per share redemption trigger price applicable to the Public Warrants will be adjusted (to the nearest cent) to be equal to 165% of the Market Value and the Newly Issued Price. This may make it more difficult for AlphaTime to consummate the Business Combination. Such adjustment may result in additional dilution to the ATMC shareholders and may make it more difficult to consummate the Business Combination.

The completion of the Business Combination is subject to a number of important conditions, and the Merger Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Merger Agreement, including the approval of the Business Combination by the shareholders of AlphaTime, listing approval by Nasdaq, and several other customary closing conditions. Since these conditions are not satisfied or, if applicable, waived by the Outside Closing Date, the Merger Agreement may be terminated by either party under which circumstance the transactions contemplated by the Merger Agreement will not consummate and you will not receive the Merger Consideration. For more information, see the section entitled “The Business Combination Proposal - The Merger Agreement.”

AlphaTime’s Sponsor, directors, officers, advisors or their affiliates may purchase PubCo Ordinary Shares or PubCo Warrants or a combination thereof in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase PubCo Ordinary Shares or PubCo Warrants in such transactions.

Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that AlphaTime’s Sponsor, directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such shares purchased by AlphaTime’s Sponsor, directors, officers or advisors, or their affiliates will not be voted in favor of approving the Business Combination. The purpose of any such purchases of shares could be to increase the likelihood of obtaining stockholder approval of the Business Combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of PubCo Warrants could be to reduce the number of PubCo Warrants outstanding or to vote such PubCo Warrants on any matters submitted to the warrant holders for approval in connection with the Business Combination. Any such purchases of PubCo securities may result in the completion of the Business Combination, which may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

80

In addition, if such purchases are made, the public “float” of PubCo Ordinary Shares or PubCo Warrants and the number of beneficial holders of PubCo securities may be reduced, possibly making it difficult to maintain the quotation, listing or trading of PubCo securities on a national securities exchange.

Activities taken by existing AlphaTime shareholders to increase the likelihood of approval of the business combination proposal and the other proposals described in this proxy statement/prospectus could have a depressive effect on the share price.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding AlphaTime or its securities, the Sponsor, directors, officers, advisors or any of their respective affiliates and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire PubCo Ordinary Shares or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Transactions where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on PubCo Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares they own, either prior to or immediately after the special meeting. As of the date of this proxy statement/prospectus, no such transactions have occurred nor are they planned to occur.

The Unaudited Pro Forma Condensed Combined Financial Information included in this proxy statement/prospectus may not be representative of our results after the Business Combination.

The Unaudited Pro Forma Condensed Combined Financial Statements included elsewhere in this proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the transactions been consummated as of the dates indicated, nor is it indicative of PubCo’s future operating results or financial position after the assumed consummation of the transactions. The Unaudited Pro Forma Condensed Combined Financial Statements present the combination of our financial information and the financial information of AlphaTime after giving effect to the Business Combination and related adjustments described in the accompanying notes. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

The Unaudited Pro Forma Condensed Combined Financial Statements do not reflect future events that may occur, including any future nonrecurring charges resulting from the Business Combination, and does not consider potential impacts of current market conditions on revenue or expense. The Unaudited Pro Forma Condensed Combined Financial Statements are based in part on certain assumptions that we believe are reasonable under the circumstances. These assumptions may not prove to be accurate over time.

You are being offered a fixed number PubCo Ordinary Shares, which involves the risk of market fluctuations.

You will receive a fixed number of PubCo Ordinary Shares in the Business Combination, rather than PubCo Ordinary Shares with a fixed market value. Consequently, the market value of PubCo Ordinary Shares, and of the ATMC Ordinary Shares at the time of the completion of the Business Combination, may fluctuate significantly from the date of this proxy statement/prospectus, and the exchange ratio in the Business Combination might not be reflective of future market price ratios of PubCo relative to AlphaTime securities. In addition, the market price of ATMC Ordinary Shares may be adversely affected by arbitrage activities occurring prior to the completion of the Business Combination. These sales, or the prospects of such sales in the future, could adversely affect the market price for, and the ability to sell in the market, ATMC Ordinary Shares before the Business Combination is completed and PubCo Ordinary Shares after the Business Combination is completed.

Your ownership percentage in PubCo will be less than the ownership percentage you currently hold in AlphaTime.

Your ownership percentage in PubCo Ordinary Shares following the Business Combination will be less than your existing ownership percentage in AlphaTime as a result of dilution attributable to the relative equity values of the companies involved in the Business Combination. Immediately after the Business Combination, assuming no redemptions by existing AlphaTime shareholders, it is anticipated that (i) the former shareholders of AlphaTime will hold as a group approximately 27% of the PubCo Ordinary Shares and (ii) the current shareholders of HCYC will hold as a group approximately 63% of the outstanding capital stock of PubCo. As a result, you may have less influence over matters submitted to a vote of PubCo shareholders. For additional information, see the section entitled “The Business Combination Proposal-Voting Power, Implied Ownership and Implied Share Values of PubCo Upon Consummation of the Business Combination.”

The Initial Mergers may be a taxable event for U.S. Holders of ATMC Ordinary Shares, Public Rights or Public Warrants.

Subject to the limitations and qualifications described in the section entitled “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - Material U.S. Federal Income Tax Considerations - Consequences of the Business Combination,” AlphaTime intends to treat the Initial Mergers as a “reorganization” within the meaning of Section 368 of the Code. If this treatment applies, a U.S. Holder (as defined in “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - Material U.S. Federal Income Tax Considerations”) of ATMC Ordinary Shares and ATMC Warrants will not recognize gain or loss on the exchange of the shares and warrants for PubCo Ordinary Shares and PubCo Warrants pursuant to the Business Combination. While it is not entirely clear, AlphaTime intends to take the position (to the extent required to do so) that U.S. Holders of Public Rights that exchange the underlying ATMC Ordinary Shares pursuant to the Business Combination would be treated in the same manner. However, there can be no assurance that the IRS will not assert that the Initial Mergers (or either of the First SPAC Merger or the Second SPAC Merger) do not qualify as a reorganization within the meaning of Section 368 of the Code, or otherwise as a tax-free transaction. In that case, a U.S. Holder that exchanges its ATMC Ordinary Shares (including shares received upon the conversion of Public Rights) and ATMC Warrants for PubCo Ordinary Shares and PubCo Warrants pursuant to the Business Combination will be required to recognize gain or loss equal to the difference between (i) the sum of the fair market value of the PubCo Ordinary Shares and PubCo Warrants received and (ii) the U.S. Holder’s adjusted tax basis in the ATMC Ordinary Shares and ATMC Warrants exchanged. In addition, unless the Initial Mergers qualify as an “F reorganization” it is possible that the passive foreign investment company (“PFIC”) rules, further described below, could apply to the transfer of the ATMC Ordinary Shares, ATMC Warrants or Public Rights pursuant to the Initial Mergers, depending on PubCo’s PFIC status. U.S. Holders of ATMC Ordinary Shares, ATMC Warrants or Public Rights should consult their tax advisers regarding the U.S. federal income tax consequences of the Initial Mergers, including in the event that they do not qualify for a tax-free treatment.

81

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

restrictions on the nature of our investments; and

restrictions on the issuance of securities;

each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

registration as an investment company;

adoption of a specific form of corporate structure; and

reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the trust account, we may, at any time (and will no later than 24 months from the closing of this offering) instruct the trustee to liquidate the investments held in the trust account and instead to hold the funds in the trust account in cash or in an interest bearing demand deposit account.

Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. This offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, from the closing of this offering, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares.

82

We are aware of litigation against certain special purpose acquisition companies asserting that notwithstanding the foregoing, those special purpose acquisition companies should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.00 per share on the liquidation of our trust account and our warrants will expire worthless.

On January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and the potential liability of certain participants in proposed business combination transactions. The SEC declined to adopt a proposed rule under the Investment Company Act which would have provided a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The SEC provided guidance on the considerations that it believes are relevant to determining whether a SPAC meets the definition of “investment company,” that investment company status is a question of facts and circumstances and that a SPAC could be an investment company at any stage of its operations. The SEC emphasized that departures from (i) the one-year grace period provided to issuers in Rule 3a-2 under the Investment Company Act and (ii) the 18-month period permitted for blank check companies under Rule 419 under the Securities Act increased concerns that a SPAC may be considered an investment company for purposed of the Investment Company Act. If we were deemed to be an investment company for purposes of the Investment Company Act, we may be required to change our operations, wind down our operations, or register as an investment company under the Investment Company Act. Additionally, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and could increase the costs and time needed to complete a business combination or impair our ability to complete a business combination. If we have not completed our initial business combination within the required time period, our public shareholders may receive only approximately $10.00 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

If we were deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and could increase the costs and time needed to complete a business combination or impair our ability to complete a business combination.

To mitigate the risk that AlphaTime might be deemed to be an investment company for purposes of the Investment Company Act, AlphaTime may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial business combination or its liquidation. As a result, following the liquidation of securities in the Trust Account, AlphaTime would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AlphaTime.

The funds in the Trust Account have, since the initial public offering of AlphaTime, been held only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of AlphaTime being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, AlphaTime may, at any time, on or prior to the 24-month anniversary of the effective date of its IPO Registration Statement, instruct Equiniti Trust Company LLC, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of the initial business combination or liquidation of AlphaTime. Following such liquidation, AlphaTime would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to AlphaTime to pay its taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash could reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AlphaTime.

83

In addition, even prior to the 24-month anniversary of the effective date of its IPO Registration Statement, AlphaTime may be deemed to be an investment company, in which case AlphaTime may be required to liquidate AlphaTime. Accordingly, AlphaTime may determine, in its discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of its IPO Registration Statement, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AlphaTime.

AlphaTime cannot assure you that its diligence review has identified all material risks associated with the Business Combination, and you may be less protected as an investor from any material issues with respect to HCYC’s business, including any material omissions or misstatements contained in this proxy statement/prospectus than an investor in an initial public offering.

Before entering into the Business Combination Agreement, AlphaTime performed a due diligence review of HCYC and its business and operations; however, AlphaTime cannot assure you that its due diligence review identified all material issues, and certain unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Additionally, the scope of due diligence AlphaTime has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event HCYC pursued an underwritten initial public offering. In a typical initial public offering, the underwriters of the offering conduct due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability to private investors for any material misstatements or omissions in the Registration Statement. While potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any such material misstatements or omissions, there are no underwriters of the securities of HCYC that will be issued in connection with the Business Combination and thus no corresponding right of action is available to investors in the Business Combination, for any material misstatements or omissions in the proxy statement/prospectus or the Registration Statement. Therefore, as an investor in the Business Combination, you may be exposed to future losses, impairment charges, write-downs, write-offs or other charges that could have a significant negative effect on HCYC’s financial condition, results of operations and the share price of its securities, which could cause you to lose some or all of your investment without certain recourse against any underwriter that may be available in an underwritten public offering.

Becoming a public company through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to the completion of the Business Combination, PubCo may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of PubCo Ordinary Shares, which could cause holders of PubCo Ordinary Shares to lose some or all of their investment.

Becoming a public company through a merger rather than an underwritten offering, as HCYC is seeking to do, presents risks to unaffiliated investors. Such risks include the absence of a due diligence investigation conducted by an underwriter that would be subject to liability for any material misstatements or omissions in a registration statement. As a result, PubCo may be forced to later write down or write off assets, restructure its operations, or incur impairment or other charges that could result in it reporting losses. Additionally, unexpected risks may arise and previously known risks may materialize. Even though these charges may be non-cash items and not have an immediate impact on PubCo’s liquidity, the fact that PubCo reports charges of this nature could contribute to negative market perceptions about the post-Business Combination company or its securities. In addition, charges of this nature may cause PubCo to be unable to obtain future financing on favorable terms or at all.

We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”), and any business combination may be subject to U.S. foreign investment regulations and review by CFIUS or another U.S. government entity.

AlphaTime’s sponsor, Alphamade Holding LP, is controlled by and has substantial ties with a non-U.S. person given that the managing member of the Company’s sponsor is a citizen of the People’s Republic of China. Certain federally licensed businesses in the United States are subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving “foreign persons” to determine the effect of such transactions on U.S. national security. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory CFIUS filings. It is unclear at this stage whether our potential business combination will fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS. If we seek CFIUS review prior to the completion of our initial business combination, we may be subject to substantial delays and increased transaction costs. If we are required to undergo a CFIUS review following the completion of our initial business combination, in addition to any conditions or divestiture requirements imposed on us, we may incur substantial costs in connection therewith. Other possible foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within the applicable Termination Date because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $10.18 per ATMC Ordinary Shares on the liquidation of their shares and our warrants will expire worthless. This will also cause our investors to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks Related to PubCo

If PubCo ceases to qualify as a foreign private issuer, it would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers, and it would incur significant additional legal, accounting and other expenses that it would not incur as a foreign private issuer.

As a foreign private issuer, PubCo will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements, and its officers, directors and principal shareholders will be exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, it will not be required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as United States domestic issuers, and it will not be required to disclose in its periodic reports all of the information that United States domestic issuers are required to disclose. PubCo will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. In addition, PubCo intends to publish its results on a semi-annual basis as press releases, distributed pursuant to the rules and regulations of the Nasdaq Stock Market. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information PubCo is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. As a result, shareholders of PubCo may not be afforded the same protections or information that would be made available to them were they investing in a U.S. domestic issuer. If PubCo ceases to qualify as a foreign private issuer in the future, it would incur significant additional expenses that could have a material adverse effect on its results of operations.

Because PubCo is a foreign private issuer and is exempt from certain Nasdaq corporate governance standards applicable to U.S. issuers, you will have less protection than you would have if it were a domestic issuer.

PubCo’s status as a foreign private issuer exempts it from compliance with certain Nasdaq corporate governance requirements if it instead complies with the statutory requirements applicable to a Cayman Islands exempted company. The statutory requirements of PubCo’s home country of Cayman Islands, do not strictly require a majority of its board to consist of independent directors. Thus, although a director must act in the best interests of PubCo, it is possible that fewer board members will be exercising independent judgment and the level of board oversight on the management the company may decrease as a result. In addition, the Nasdaq Listing Rules also require U.S. domestic issuers to have an independent compensation committee with a minimum of two members, a nominating committee, and an independent audit committee with a minimum of three members. PubCo, as a foreign private issuer, with the exception of needing an independent audit committee composed of at least three members, is not subject to these requirements. The Nasdaq Listing Rules may also require shareholder approval for certain corporate matters that PubCo’s home country’s rules do not. Following Cayman Islands governance practices, as opposed to complying with the requirements applicable to a U.S. company listed on Nasdaq, may provide less protection to you than would otherwise be the case.

84

Although as a Foreign Private Issuer PubCo is exempt from certain corporate governance standards applicable to US domestic issuers, if PubCo cannot satisfy, or continue to satisfy, the initial listing requirements and other rules of Nasdaq, PubCo’s securities may not be listed or may be delisted, which could negatively impact the price of its securities and your ability to sell them.

PubCo will seek to have its securities approved for listing on Nasdaq in connection with the Business Combination. PubCo cannot assure you that it will be able to meet those initial listing requirements at that time. Even if PubCo’s securities are listed on Nasdaq, it cannot assure you that its securities will continue to be listed on Nasdaq.

In addition, following the Business Combination, in order to maintain its listing on Nasdaq, PubCo will be required to comply with certain rules of Nasdaq, including those regarding minimum shareholders’ equity, minimum share price, minimum market value of publicly held shares, and various additional requirements. Even if PubCo initially meets the listing requirements and other applicable rules of Nasdaq, PubCo may not be able to continue to satisfy these requirements and applicable rules. If PubCo is unable to satisfy Nasdaq criteria for maintaining its listing, its securities could be subject to delisting.

If Nasdaq does not list PubCo’s securities, or subsequently delists its securities from trading, PubCo could face significant consequences, including:

●	a limited availability for market quotations for its securities;
●	reduced liquidity with respect to its securities;
●	a determination that its ordinary shares is a “penny stock,” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our Ordinary Shares;
●	limited amount of news and analyst coverage; and
●	a decreased ability to issue additional securities or obtain additional financing in the future.

You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because PubCo is incorporated under Cayman Islands law.

PubCo is an exempted company with limited liability incorporated under the laws of the Cayman Islands. PubCo’s corporate affairs are governed by its memorandum and articles of association, the Companies Act (As Revised) of the Cayman Islands and the common law of the Cayman Islands. The rights of shareholders to take action against PubCo’s directors, actions by PubCo’s minority shareholders and the fiduciary duties of PubCo’s directors to PubCo under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from the common law of England, the decisions of whose courts are of persuasive authority, but are not binding, on a court in the Cayman Islands. The rights of PubCo’s shareholders and the fiduciary duties of PubCo’s directors under Cayman Islands law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands have a less developed body of securities laws than the United States. Some U.S. states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law than the Cayman Islands. In addition, Cayman Islands companies may not have standings to initiate a shareholder derivative action in a federal court of the United States.

Shareholders of Cayman Islands exempted companies like PubCo have no general rights under Cayman Islands law to inspect corporate records (other than the memorandum and articles of association, the register of mortgages and charges and any special resolutions passed by shareholders) or to obtain copies of lists of shareholders of these companies. PubCo’s directors have discretion under its articles of association that will become effective immediately prior to completion of the Business Combination to determine whether or not, and under what conditions, its corporate records may be inspected by its shareholders, but are not obliged to make them available to its shareholders. This may make it more difficult for you to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest.

As a result of all of the above, PubCo’s public shareholders may have more difficulty in protecting their interests in the face of actions taken by PubCo’s management, members of the board of directors or controlling shareholders than they would as public shareholders of a company incorporated in the United States.

85

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing actions in China against PubCo or its management named in the prospectus based on foreign laws.

PubCo is an exempted company with limited liability incorporated under the laws of the Cayman Islands, PubCo conducts substantially all of its operations in Hong Kong, and substantially all of PubCo’s assets are located in Hong Kong. In addition, all PubCo’s senior executive officers, namely, Mr. Shen Hsu Ming as Chief Executive Officer of the PubCo and Chia Hui Hwa (Alice) as Chief Financial Officer of the PubCo, all reside within Hong Kong for a significant portion of the time. As a result, it may be difficult for PubCo’s shareholders to effect service of process upon PubCo or those persons inside Hong Kong. In addition, Hong Kong does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the Cayman Islands and many other countries and regions. Therefore, recognition and enforcement in Hong Kong of judgments of a court in any of these non-Hong Kong jurisdictions in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Shareholder claims that are common in the United States, including securities law class actions and fraud claims, generally are difficult to pursue as a matter of law or practicality in Hong Kong. For example, in Hong Kong, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside Hong Kong or otherwise with respect to foreign entities. Although the local authorities in Hong Kong may establish a regulatory cooperation mechanism with the securities regulatory authorities of another country or region to implement cross-border supervision and administration, such regulatory cooperation with the securities regulatory authorities in the Unities States have not been efficient in the absence of mutual and practical cooperation mechanism.

Among PubCo’s directors and officers, several directors and officers are residents of Hong Kong and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for a shareholder to effect service of process within the United States upon us or these persons, or to enforce against us or them judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States. It may also be difficult for a shareholder to enforce judgments obtained in U.S. courts based on the civil liability provisions of the U.S. federal securities laws against us and these persons located in China.

PubCo may redeem unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Public Warrants worthless.

The economic terms of the Private Warrants are identical to those of the Public Warrants. However, unlike the Public Warrants, the Private Warrants will not be transferable, assignable or salable until 30 days after the completion of the Business Combination and they will not be redeemable by PubCo so long as they are held by the Sponsor or its permitted transferees (which are, generally, officers, directors, or affiliates of AlphaTime or the Sponsor, or any of their family members, or certain other related persons). The Sponsor, or its permitted transferees, has the option to exercise the Private Warrants on a cashless basis. If the Private Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Warrants will be redeemable by PubCo in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants.

Following the Business Combination, PubCo may redeem the Warrants (other than the Private Warrants so long as they are held by the Sponsor or a permitted transferee) prior to their exercise at a time that is disadvantageous to the holder, thereby significantly impairing the value of the Warrants. PubCo will have the ability to redeem outstanding Warrants (other than with respect to the Private Warrants as described herein) at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the PubCo Ordinary Shares equals or exceeds $16.50 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period ending on the third trading day prior to the date on which a notice of redemption is sent to the holders of the Warrants. PubCo may not redeem the Warrants as described above unless a registration statement under the Securities Act covering the PubCo Ordinary Shares issuable upon exercise of such Warrants is effective and a current prospectus relating to those PubCo Ordinary Shares is available throughout the 30-day redemption period. If and when the Warrants become redeemable by PubCo, if PubCo has elected to require the exercise of Warrants on a cashless basis, PubCo may not redeem the Warrants as described above if the issuance of PubCo Ordinary Shares issuable upon exercise of the Warrants is not exempt from registration or qualification under applicable state securities laws or PubCo is unable to effect such registration or qualification. Redemption of the outstanding Warrants could force you (i) to exercise your Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Warrants at the then current market price when you might otherwise wish to hold your Warrants, or (iii) to accept the nominal redemption price which, at the time the outstanding Warrants are called for redemption, is likely to be substantially less than the market value of your Warrants. To date, the Ordinary Share closing price has never exceeded the $16.50 threshold that, if exceeded for 20 trading days within any 30 trading-day period following the Closing, would trigger the right to redeem the Warrants.

PubCo may only call the Warrants for redemption upon a minimum of 30 days’ prior written notice of redemption to each registered holder pursuant to the terms of the Warrant Agreement, provided that holders will be able to exercise their Warrants prior to the time of redemption and, at the election of the Combined Entity, any such exercise may be required to be on a cashless basis. In the event that PubCo elects to redeem all of the Warrants, PubCo will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by PubCo not less than 30 days prior to such date to the registered holders of the redeemable Public Warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the Warrant Agreement will be conclusively presumed to have been duly given whether or not the registered holder received such notice. PubCo is not contractually obligated to notify investors when its Warrants become eligible for redemption and does not intend to so notify investors upon eligibility of the Warrants for redemption.

Future changes to U.S. and non-U.S. tax laws could adversely affect PubCo.

The U.S. Congress and other government agencies in jurisdictions where PubCo and its affiliates will do business have had an extended focus on issues related to the taxation of multinational corporations. One example is in the area of “base erosion and profit shifting,” including situations where payments are made between affiliates from a jurisdiction with high tax rates to a jurisdiction with lower tax rates. As a result, the tax laws in the countries in which PubCo and its affiliates do business could change on a prospective or retroactive basis, and any such changes could adversely affect PubCo and its affiliates.

PubCo may be or become a PFIC during a U.S. Holder’s holding period, which could result in adverse U.S. federal income tax consequences to U.S. Holders.

If PubCo or any of its subsidiaries is a PFIC for any taxable year, or portion thereof, that is included in the holding period of a U.S. Holder of the PubCo Ordinary Shares or PubCo Warrants, such U.S. Holder may be subject to certain adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. There is no assurance that PubCo or its subsidiaries are not currently PFICs for U.S. federal income tax purposes for the taxable year of the Business Combination or for foreseeable future taxable years. Moreover, PubCo does not expect to provide a PFIC annual information statement for 2024 or going forward. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules in light of their particular circumstances.

A market for PubCo Shares may not develop, which would adversely affect the liquidity and price of PubCo’s Shares.

An active trading market for PubCo’s shares may never develop or, if developed, may not be sustained. You may be unable to sell your PubCo’s shares unless a market can be established and sustained. This risk will be exacerbated if there is a high level of redemptions in connection with the Closing of the Business Combination.

The trading prices of PubCo’s shares may be volatile and may fluctuate due to a variety of factors, some of which are beyond our control, including, but not limited to:

●	actual or anticipated fluctuations in our financial condition or results of operations;

●	variance in our financial performance from expectations of securities analysts;

●	changes in our projected operating and financial results;

●	changes in laws and regulations affecting our business, our customers, suppliers, or our industry;

●	announcements of new products and expansions by us or our competitors;

●	our ability to continue to innovate and bring products to market in a timely manner;

●	our involvement in actual or potential litigation or regulatory investigations;

●	negative publicity about us, our products or our industry;

●	changes in our senior management or key personnel;

●	announcements of new investments, acquisitions, strategic partnerships, or joint ventures by us or our competitors;

●	sales of our securities by us or our shareholders or, as well as the anticipation of lockup releases;

●	our operating results failing to meet the expectation of securities analysts or investors in a particular period;

●	changes in the post-combination company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

●	the volume of Ordinary Shares available for public sale;

●	general economic, political, regulatory, industry, and market conditions;

●	natural disasters or major catastrophic events; and

●	other events or factors, including those resulting from war, incidents of terrorism, natural disasters, pandemics or responses to these events.

These and other factors may cause the market price and demand for PubCo’s shares to fluctuate substantially, which may limit or prevent investors from readily selling their shares and may otherwise negatively affect the liquidity of PubCo’s shares. Fluctuations may be even more pronounced in the trading market for PubCo’s shares shortly following the Business Combination. Following periods of such volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Because of the potential volatility of PubCo’s shares, PubCo may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from its business.

86

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2025 gives pro forma effect to the Business Combination as if it had occurred on April 1, 2024. The unaudited pro forma condensed combined balance sheet as of March 31, 2025 gives pro forma effect to the Business Combination as if it was completed on March 31, 2025.

The unaudited pro forma condensed combined balance sheet as of March 31, 2025 has been prepared using, and should be read in conjunction with, the following:

● ATMC’s unaudited balance sheet as of June 30, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.;

● HCYC’s audited balance sheet as of March 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.; and

● PubCo’s audited balance sheet as of March 31, 2025, and the related notes, included in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2025 has been prepared using, and should be read in conjunction with, the following:

● ATMC’s audited statement of operations for the year ended December 31, 2024, included elsewhere in this proxy statement/prospectus.;

● HCYC’s statement of operations for the year ended March 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.; and

● PubCo’s statement of operations for the year ended March 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.

The pro forma financial information has been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the SEC in May 2020 (“Article 11”). The amended Article 11 became effective on January 1, 2021. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

87

On January 5, 2024, ATMC, PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3, and HCYC entered into the Agreement and Plan of Merger, pursuant to which (a) ATMC will merge with and into Merger Sub 1, with ATMC being the surviving entity, (b) immediately following the First SPAC Merger, ATMC will merge with and into Merger Sub 2, with Merger Sub 2 being the surviving entity, and (c) following the Initial Mergers, Merger Sub 3 will merge with and into HCYC, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo. The combined company will adopt March 31 as its fiscal year-end.

On October 1, 2025, at an extraordinary general meeting of shareholders, holders of 917,814 ordinary shares of ATMC exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. This material redemption is reflected as a Transaction Accounting Adjustment and forms the foundation for all four redemption scenarios presented below. Therefore, the unaudited pro forma condensed combined financial information is based on this actual event, and is then prepared using four alternative, hypothetical levels of additional redemption of ATMC Ordinary Shares subject to possible redemption into cash:

● Scenario 1 - No Redemption Scenario: This presentation applies the assumption that no ATMC public shareholders will exercise redemption rights with respect to their ATMC Ordinary Shares subject to possible redemption upon consummation of the Business Combination;

● Scenario 2 - 50 % Redemption Scenario: This presentation assumes that ATMC public shareholders holding 208,718 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

● Scenario 3 - 75% Redemption Scenario: This presentation assumes that ATMC public shareholders holding approximately 313,077 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

● Scenario 4 - 100% Redemption Scenario: This presentation assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

The following table presents share information based on the various redemption scenarios:

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(6)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(2)	1,107,436	9	898,718	8	794,359	7	690,000	6
Sponsors and its affiliates (3)	2,175,120	18	2,175,120	18	2,175,120	19	2,175,120	19
HCYC Shareholders(4)	7,592,923	63	7,592,923	64	7,592,923	65	7,592,923	65
PIPE Shares(5)	1,150,000	10	1,150,000	10	1,150,000	10	1,150,000	10
Total*	12,025,479	100	11,816,761	100	11,712,402	101	11,608,043	100

* Due to rounding, percentages may not total 100%.

(1) For a more detailed description of share ownership upon consummation of the Business Combination, see “Beneficial Ownership of Securities.”

(2) Reflects 417,436 ATMC Ordinary Shares held by public shareholders and 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing.

(3) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, and 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates.

(4) Reflects 7,592,923 PubCo Ordinary Shares held by HCYC shareholders.

(5) Reflects 1,150,000 PubCo Ordinary Shares issued to PIPE investors.

(6) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

88

The following table presents pro forma voting power and implied ownership of PubCo inclusive of the Dilutive Interests. The following table assumes (i) the Dilutive Interests have been fully exercised and/or vested, (ii) any conditions to the issuance of such Dilutive Interests have been fully satisfied, and (iii) such Dilutive Interests were issued in connection with the consummation of the Business Combination, such that the voting power and implied ownership of PubCo immediately following the consummation of the Business Combination is as follows:

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(5)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(1)	8,007,436	35	7,798,718	34	7,694,359	34	7,590,000	33
Sponsors and its affiliates (2)	2,584,320	11	2,584,320	11	2,584,320	11	2,584,320	11
HCYC Shareholders(3)	9,092,923	39	9,092,923	40	9,092,923	40	9,092,923	40
PIPE Shares(4)	3,450,000	15	3,450,000	15	3,450,000	15	3,450,000	15
Total*	23,134,679	100	22,925,961	100	22,821,602	100	22,717,243	99

* Due to rounding, percentages may not total 100%.

(1) Reflects 417,436 ATMC Ordinary Shares held by public shareholders, 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing, and 6,900,000 PubCo Ordinary Shares issuable upon exercise of the Public Warrants.

(2) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates, and 409,200 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(3) Reflects 7,500,000 PubCo Ordinary Shares held by HCYC shareholders and 1,500,000 Earnout Shares upon the occurrence of certain events and the Company’s meeting certain financial targets.

(4) Reflects 1,150,000 PubCo Ordinary Shares issued to PIPE investors and 2,300,000 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(5) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

89

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
As of March 31, 2025

				Scenario 1			Scenario 2			Scenario 3			Scenario 4
				Assuming No Redemptions into Cash			Assuming 50% Redemptions into Cash			Assuming 75% Redemptions into Cash			Assuming Maximum Redemptions into Cash
	CNY0 HCYC	ATMC	PubCo	Pro forma adjustment		Pro forma balance sheet	Pro forma adjustment		Pro forma balance sheet	Pro forma adjustment		Pro forma balance sheet	Pro forma adjustment		Pro forma balance sheet

ASSETS
Current assets
Cash and cash equivalents	523,013	1,329		8,953,499	A	9,615,304	(2,471,221)	G	7,144,083	(1,235,611)	H	5,908,472	(1,235,611)	I	4,672,861
				(11,362,537)	B				-
				11,500,000	E				-
Accounts receivable	573,068					573,068			573,068			573,068			573,068
Prepayments and other current asset	39,598	50,548				90,146			90,146			90,146			90,146
Total current assets	1,135,679	51,877	-	9,090,962		10,278,518	(2,471,221)		7,807,297	(1,235,611)		6,571,686	(1,235,611)		5,336,075

Non-current assets
Cash and Investments held in trust - non current		15,809,323		(15,809,323)	A	-	-		-	-		-	-		-
Property, plant and equipment, net	45,831					45,831			45,831			45,831			45,831
Long-term deposit	43,514					43,514			43,514			43,514			43,514
Prepaid expenses, non-current	-					-			-			-			-
Deferred Tax Asset	31,380					31,380			31,380			31,380			31,380
Right of use	169,148					169,148			169,148			169,148			169,148
Total non-current assets	289,873	15,809,323	-	(15,809,323)		289,873	-		289,873	-		289,873	-		289,873
TOTAL ASSETS	1,425,552	15,861,200	-	(6,718,361)		10,568,391	(2,471,221)		8,097,170	(1,235,611)		6,861,559	(1,235,611)		5,625,948

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	608,973					608,973			608,973			608,973			608,973
		1,426,038		(1,426,038)	A	-	-		-	-		-	-		-
Amount due to related parties-current	933,647			(495,800)	A	(491,377)			(491,377)			(491,377)			(491,377)
		1,256,486		(1,256,486)	A
				(929,224)	D
Lease liabilities, current	129,137					129,137			129,137			129,137			129,137
Promissory Note - related party		1,262,500		(1,262,500)	A	-	-		-			-	-		-
Other payable	289,503					289,503			289,503			289,503	-		289,503
Total current liabilities	1,961,260	3,945,024	-	(5,370,048)		536,236	-		536,236	-		536,236	-		536,236

Lease liabilities, non-current	44,841					44,841			44,841			44,841			44,841
Deferred underwriting commission		2,415,000	-	(2,415,000)	A	-	-		-	-		-	-		-
Total non-current liabilities	44,841	2,415,000	-	(2,415,000)		44,841	-		44,841	-		44,841	-		44,841

Total liabilities	2,006,101	6,360,024	-	(7,785,048)		581,077	-		581,077	-		581,077	-		581,077

Commitments
Ordinary shares subject to possible redemption, 1,335,250 shares at redemption value of $11.84		15,809,323		(15,809,323)	B	-			-			-			-

									-			-			-
Shareholders’ equity									-			-			-
Common stock	10,000			(10,000)	C	1,295			1,274			1,264			1,254
		214		42	B		(21)	G		(10)	H		(10)	I
				73	B
				92	D
				115	E
				759	C
Additional paid in capital	1,060,309					11,636,877			9,165,677			7,930,076			6,694,475
				10,000	C
				4,446,671	B		(2,471,200)	G		(1,235,601)	H		(1,235,601)	I
				(759)	C
				929,132	D
				11,499,885	E
				(6,308,361)	F
Accumulated loss	(1,656,956)	(6,308,361)		6,308,361	F	(1,656,956)			(1,656,956)			(1,656,956)			(1,656,956)
Accumulated other comprehensive income (loss)	6,098					6,098			6,098			6,098			6,098
Total shareholders’ equity (deficit)	(580,549)	(6,308,147)	-	16,876,010		9,987,314	(2,471,221)		7,516,093	(1,235,611)		6,280,482	(1,235,611)		5,044,871

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,425,552	15,861,200	-	(6,718,361)		10,568,391	(2,471,221)		8,097,170	(1,235,611)		6,861,559	(1,235,611)		5,625,948

90

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended March 31, 2025

				Scenario 1			Scenario 2		Scenario 3		Scenario 4
				Assuming No			Assuming 50%		Assuming 75%		Assuming 100%
				Redemptions into Cash			Redemptions into Cash		Redemptions into Cash		Redemptions into Cash
	HCYC	ATMC	PubCo	Pro forma adjustment		Pro forma income statement	Pro forma adjustment	Pro forma income statement	Pro forma adjustment	Pro forma income statement	Pro forma adjustment	Pro forma income statement

Net revenues	5,878,552					5,878,552		5,878,552		5,878,552		5,878,552
Cost of revenues	4,917,031					4,917,031		4,917,031		4,917,031		4,917,031
Gross profit	961,521	-	-	-		961,521	-	961,521	-	961,521	-	961,521

Operating expenses:
General and administrative expenses	1,740,916	1,283,961	-			3,024,877		3,024,877		3,024,877		3,024,877
Total operating expenses	1,740,916	1,283,961	-	-		3,024,877	-	3,024,877	-	3,024,877	-	3,024,877

Loss from operations	(779,395)	(1,283,961)	-	-		(2,063,356)	-	(2,063,356)	-	(2,063,356)	-	(2,063,356)

Income on Trust account		(2,782,552)	-	2,782,552	aa	-		-		-		-
Other income	(522)					(522)		(522)		(522)		(522)
Interest income	(905)					(905)		(905)		(905)		(905)
Total other income, net	(1,427)	(2,782,552)	-	2,782,552		(1,427)	-	(1,427)	-	(1,427)	-	(1,427)
Income (loss) before income tax expense	(777,968)	1,498,591	-	(2,782,552)		(2,061,929)	-	(2,061,929)	-	(2,061,929)	-	(2,061,929)
Income tax expense	(14,915)	-	-			(14,915)		(14,915)		(14,915)		(14,915)
Income (loss) from continuing operations	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)		(2,076,844)		(2,076,844)		(2,076,844)

Net income (loss)	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)	-	(2,076,844)	-	(2,076,844)	-	(2,076,844)
Net income attributable to shareholders	(792,883)	1,498,591	-	(2,782,552)		(2,076,844)	-	(2,076,844)	-	(2,076,844)	-	(2,076,844)

91

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Business Combination

On January 5, 2024, ATMC, PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3, and HCYC entered into the Agreement and Plan of Merger, pursuant to which (a) ATMC will merge with and into Merger Sub 1, with ATMC being the surviving entity, (b) immediately following the First SPAC Merger, ATMC will merge with and into Merger Sub 2, with Merger Sub 2 being the surviving entity, and (c) following the Initial Mergers, Merger Sub 3 will merge with and into HCYC, with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11. The historical financial information of ATMC and HCYC have been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination, in accordance with GAAP.

We expect the Business Combination to be accounted for as a “reverse recapitalization” in accordance with GAAP. Under the guidance in ASC 805, ATMC is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination is expected to be reflected as the equivalent of HCYC issuing stock for the net assets of ATMC, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of HCYC.

In addition, the values will be based on the actual values as of the Closing Date. The differences that may occur between the preliminary estimates and the final purchase accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

HCYC has been determined to be the accounting acquirer in the Business Combination based on the following predominate factors:

● HCYC’s existing stockholders will have the greatest voting interest in the Combined Company under the No Redemption Scenario and Maximum Redemption Scenarios with over 75% of the voting interest in each scenario;

● HCYC will have the ability to nominate a majority of the initial members of the Board of PubCo;

● HCYC’s senior management will be the senior management of the Combined Company;

● HCYC is the larger entity based on historical operating activity and has the larger employee base; and

● the Combined Company will assume HCYC’s branded name.

92

3. Transaction Accounting Adjustments

A Cash released from trust account

Adjustment to transfer investments held in trust account by ATMC into cash resources upon close of the Business Combination. The following table presents the detailed adjustments:

(Amounts in US$)
Investments held in Trust Account	15,809,323
Repayment of audit and legal fee that the HCYC shareholders paid on behalf of HCYC	(495,800)
Repayment of formation, operating or deferred offering costs the Sponsor paid on behalf of Alphatime	(1,256,486)
Repayment of unsecured promissory notes issued to Alphatime	(1,262,500)
Payment of accounts payable and accrued expenses of Alphatime	(1,426,038)
Payment of deferred underwriting fees of Alphatime	(2,415,000)
8,953,499

B Reclassification of ATMC Ordinary Shares subject to possible redemption - assuming No Redemption Scenario

Assuming the No Additional Redemption Scenario, the adjustments to capitalization primarily relate to three events: (1) The reclassification of 1,335,250 ATMC Ordinary Shares subject to redemption into 1,335,250 PubCo Ordinary Shares, which increases Ordinary Share par value by approximately $134 and Additional Paid-in Capital (APIC) by $15.8 million. (2) The effect of the October 1, 2025 redemption of 917,814 ATMC Ordinary Shares, which decreases Cash by $11.4 million and reduces Ordinary Share par value and APIC by approximately $92 and $11.4 million, respectively. (3) The conversion of ATMC Rights upon merger completion, resulting in the issuance of 730,920 PubCo Ordinary Shares and an increase to Ordinary Share par value of $73.

C Conversion of HCYC ordinary shares into PubCo Ordinary Shares

Pursuant to the Merger Agreement, the HCYC shareholders shall receive 7,500,000 shares of PubCo upon the business combination. Based on a par value of $0.0001, the adjustment to the PubCo Ordinary Shares par value balance will be approximately $750.

D Conversion of debt due to a related party into PubCo Ordinary Shares

Pursuant to an agreement between PubCo, HCYC, and Ms. Xiameng Ding, a related party of HCYC, upon the closing of the Business Combination, PubCo shall convert a debt of $929,224 owed by HCYC to Ms. Ding into PubCo Ordinary Shares. Ms. Ding will receive 92,923 PubCo Ordinary Shares in satisfaction of the debt, based on a conversion price of $10.00 per share. The adjustment will reduce amount due to related parties by $929,224, additional paid in capital by $929,132, and the PubCo Ordinary Shares by approximately $92 for the par value of the shares.

E Reflets the PIPE investments

PubCo has entered into subscription agreements with two institutional investors for a total of $11.5 million in PIPE financing, in exchange for 1,150,000 PubCo Ordinary Shares. The financing is contingent upon the closing of the Business Combination and will be at a price of $10 per share. The adjustment will increase cash by $11.5 million, additional paid in capital by $11.5 million, and the PubCo Ordinary Shares by approximately $115 for the par value of the shares.

F Reclassification to accumulated deficit balance of ATMC

Reclassification of ATMC’s historical accumulated deficit to additional paid in capital as part of the reverse recapitalizations

93

G Reclassification of ATMC Ordinary Shares subject to possible redemption - assuming 50% Redemption Scenario

To record 50% number of ATMC public Ordinary Share redemptions, 208,718 shares subject to redemption will be redeemed at a redemption price of approximately $11.84 per share. The adjustment will reduce cash by $2.5 million, additional paid in capital by $2.5 million, and the PubCo Ordinary Shares by approximately $21 for the par value of the shares.

H Reclassification of ATMC Ordinary Shares subject to possible redemption - assuming 75% Redemption Scenario

To record 75% of ATMC public Ordinary Share redemptions, 313,077 shares subject to redemption will be redeemed at a redemption price of approximately $11.84 per share. The adjustment will reduce cash by $3.7 million, additional paid in capital by $3.7 million, and the PubCo Ordinary Shares by approximately $31 for the par value of the shares.

I Reclassification of ATMC Ordinary Shares subject to possible redemption - assuming Maximum Redemption Scenario

To record 100% of ATMC public Ordinary Share redemptions, 417,436 shares subject to redemption will be redeemed at a redemption price of approximately $11.84 per share. The adjustment will reduce cash by $4.9 million, additional paid in capital by $4.9 million, and the PubCo Ordinary Shares by approximately $42 for the par value of the shares.

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended March 31, 2025

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2025 are as follows:

aa Represents elimination of interest earned on investments held in the trust account bb Represents net loss attributable to PubCo Ordinary Shareholders

Represents the net loss attributable to PubCo Ordinary Shareholders per share calculated using the historical weighted average ordinary shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since April 1, 2024. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares of ordinary shares outstanding for basic and diluted net loss attributable to ordinary shareholders per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented. In the Maximum Redemption Scenario, this calculation is retroactively adjusted to eliminate such shares for the entire period.

	Assuming No	Assuming 50%	Assuming 75%	Assuming Maximum
	Redemption	Redemption	Redemption	Redemption
	Scenario	Scenario	Scenario	Scenario
Pro forma net loss	$(2,076,844)	(2,076,844)	(2,076,844)	(2,076,844)
Ordinary Shares outstanding, basic	12,025,479	11,816,761	11,712,402	11,608,043
Net loss per share of PubCo Ordinary Shares, basic	(0.17)	(0.18)	(0.18)	(0.18)
Ordinary Shares outstanding, diluted	23,134,679	22,925,961	22,821,602	22,717,243
Net loss per share of PubCo Ordinary Shares, diluted	$(0.09)	(0.09)	(0.09)	(0.09)

94

EXTRAORDINARY GENERAL MEETING OF ALPHATIME SHAREHOLDERS

General

AlphaTime is furnishing this proxy statement/prospectus to the AlphaTime Shareholders as part of the solicitation of proxies by the AlphaTime Board for use at the Extraordinary General Meeting of AlphaTime Shareholders to be held on December 5, 2025 and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to our shareholders on or about November 14, 2025 in connection with the vote on the Proposals. This proxy statement/prospectus provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Extraordinary General Meeting.

Date, Time and Place

The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on December 5, 2025 and conducted at the offices of Winston & Strawn LLP at 800 Capitol Street, Suite 2400, Houston, TX 77002, and via live audio cast on December 5, 2025, or such other date, time and place to which such meeting may be adjourned or postponed, for the purposes set forth in the accompanying notice. We are pleased to utilize the virtual shareholders meeting technology to provide ready access and cost savings for our shareholders. The virtual meeting format allows attendance from any location in the world. You will be able to attend, vote your shares, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit questions during the Extraordinary General Meeting and via a live audio cast available at https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025).

Extraordinary General Meeting Registration

To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ATMC Ordinary Shares.

If your shares are registered in your name with Equiniti and you wish to attend the Extraordinary General Meeting virtually, go to https://meetings.lumiconnect.com/200-233-724-161 (password: alphatime2025), enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting, you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to participate in the virtual Meeting.

Beneficial shareholders who wish to participate in the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or another nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to D.F. King. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Equiniti, a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact Equiniti at least five business days prior to the meeting date.

Accessing the Meeting Audio Cast

You will need your control number for access. If you do not have your control number, contact Equiniti at the phone number or email address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Equiniti to have a control number generated. Equiniti contact information is as follows: 800-937-5449 or email SPACSUPPORT@equiniti.com.

Record Date; Who is Entitled to Vote

AlphaTime has fixed the close of business on November 7, 2025, as the record date for determining those AlphaTime Shareholders entitled to notice of and to vote at the Extraordinary General Meeting. As of the close of business on November 12, 2025, there were 2,551,636 ATMC Ordinary Shares issued and outstanding and entitled to vote, of which 417,436 are Public Shares and 2,134,200 are held by our Sponsor. Each holder of ATMC Ordinary Shares is entitled to one vote per share on each Proposal. If your shares are held in “street name,” you should contact your broker, bank or another nominee to ensure that shares held beneficially by you are voted in accordance with your instructions.

95

In connection with the IPO, AlphaTime entered into certain letter agreements pursuant to which the Initial Shareholders agreed to vote any ATMC Ordinary Shares owned by them in favor of AlphaTime’s initial business combination. As of the date of this proxy statement/prospectus, the Initial Shareholders hold approximately 28.6% of the outstanding ATMC Ordinary Shares.

Quorum and Required Vote for Shareholder Proposals

A quorum of AlphaTime Shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if not less than 50 percent of the shares issued and outstanding ATMC Ordinary Shares and entitled to vote at the Extraordinary General Meeting is present in person physically or by virtual attendance or represented by proxy.

Approval of the Business Combination Proposal and (if presented) the Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting or any adjournment thereof. The Initial Mergers Proposal will require the affirmative votes of the holders of a majority of at least two-thirds of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting or any adjournment thereof. Attending the Extraordinary General Meeting either in person physically or by virtual attendance or represented by proxy and abstaining from voting and a broker non-vote will not have any effect on the Proposals. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

The approval of the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal (if presented) is a condition to the consummation of the Merger. If the Business Combination Proposal or the Initial Mergers Proposal is not approved, the Merger will not take place.

Voting Your Shares

Each ATMC Ordinary Share that you own in your name entitles you to one vote on each Proposal for the Extraordinary General Meeting. Your proxy card shows the number of ordinary shares that you own.

There are two ways to ensure that your ordinary shares are voted at the Extraordinary General Meeting:

You can vote your shares by signing, dating and returning the enclosed proxy card in the pre-paid postage envelope provided. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board. The AlphaTime Board recommends voting “FOR” each of the Proposals. If you hold your ordinary shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or nominee to ensure that the votes related to the shares you beneficially own are properly represented and voted at the Extraordinary General Meeting.

You can participate in the Extraordinary General Meeting and vote during the Extraordinary General Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way AlphaTime can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL (AS WELL AS THE OTHER PROPOSALS).

96

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

you may send another proxy card with a later date;

if you are a record holder, you may notify our proxy solicitor, D.F. King in writing before the Extraordinary General Meeting that you have revoked your proxy; or

you may participate in the virtual Meeting, revoke your proxy, and vote during the virtual Meeting, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares, you may contact our proxy solicitor, D.F. King, at (888) 542-7446 or email at ATMC@dfking.com.

No Additional Matters May Be Presented at the Extraordinary General Meeting

This Meeting has been called only to consider the approval of the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal. Approval of the Business Combination Proposal and (if presented) the Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting or any adjournment thereof.

Appraisal Rights

AlphaTime shareholders who hold ATMC Ordinary Shares may have appraisal rights in connection with the First SPAC Merger under the Cayman Companies Act. Holders of record of ATMC Ordinary Shares wishing to exercise such Dissent Rights and make a demand for payment of the fair value for his, her or its ATMC Ordinary Shares must give written objection to the First SPAC Merger to AlphaTime prior to the shareholder vote at the Extraordinary General Meeting of AlphaTime to approve the First SPAC Merger and follow the procedures set out in section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange.

Proxies and Proxy Solicitation Costs

AlphaTime is soliciting proxies on behalf of the AlphaTime Board. This solicitation is being made by mail but also may be made by telephone or in person. AlphaTime and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement/prospectus and proxy card. AlphaTime will bear the cost of solicitation. D.F. King, a proxy solicitation firm that AlphaTime has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately US$19,500 and be reimbursed out-of-pocket expenses.

AlphaTime will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. AlphaTime will reimburse them for their reasonable expenses.

97

THE BUSINESS COMBINATION PROPOSAL

We are asking our shareholders to adopt the Merger Agreement and approve the Business Combination and the other transactions contemplated thereby. Our shareholders should read carefully this proxy statement/prospectus in its entirety, including the subsection below titled “The Merger Agreement,” for more detailed information concerning the Business Combination and the terms and conditions of the Merger Agreement. We also urge our shareholders to read carefully the Merger Agreement in its entirety before voting on this proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.

General

On January 5, 2024, AlphaTime entered into the Merger Agreement by and among AlphaTime, the Acquisition Entities and HCYC.

The Merger Agreement

The following is a summary of the material terms of the Merger Agreement. The following summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus.

The First SPAC Merger

At the effective time of the First SPAC Merger, (i) Merger Sub 1 will be merged with and into AlphaTime, and the separate corporate existence of Merger Sub 1 will cease and AlphaTime will continue as the surviving company (the “Initial SPAC Surviving Sub”) in the First SPAC Merger under the laws of the Cayman Islands; (ii) all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of AlphaTime and Merger Sub 1 will become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Initial SPAC Surviving Sub, which will include the assumption by the Initial SPAC Surviving Sub of any and all agreements, covenants, duties and obligations of AlphaTime and Merger Sub 1 set forth in the Merger Agreement to be performed after the effective time of the First SPAC Merger; (iii) by virtue of the First SPAC Merger and without any action on the part of AlphaTime, Merger Sub 1 or any other person, the memorandum and articles of association of Merger Sub 1, as in effect immediately prior to the effective time of the First SPAC Merger, will become the memorandum and articles of association of the Initial SPAC Surviving Sub (except that the name of the Initial SPAC Surviving Sub reflected therein shall be “AlphaTime”) until thereafter amended as provided therein, under the Merger Agreement and under the Cayman Companies Act; and (iv) the board of directors and officers of Merger Sub 1 and AlphaTime will cease to hold office, and the board of directors and the officers of the Initial SPAC Surviving Sub will be appointed as determined by Sponsor, each to hold office in accordance with the memorandum and articles of association of the Initial SPAC Surviving Sub then effective or until their respective successors are duly elected or appointed and qualified.

The Second SPAC Merger

Immediately following the effective time of the First SPAC Merger, the Initial SPAC Surviving Sub will be merged with and into Merger Sub 2. At the effective time of the Second SPAC Merger, (i) the separate corporate existence of the Initial SPAC Surviving Sub will cease and Merger Sub 2 (the “Subsequent SPAC Surviving Sub”) will continue as the surviving company in the Second SPAC Merger under the laws of the Cayman Islands as a wholly-owned subsidiary of PubCo; (ii) all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of the Initial SPAC Surviving Sub and Merger Sub 2 will become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Subsequent SPAC Surviving Sub, which will include the assumption by Subsequent SPAC Surviving Sub of any and all agreements, covenants, duties and obligations of AlphaTime and Merger Sub 1 set forth in the Merger Agreement to be performed after the effective time of the Second SPAC Merger; (iii) by virtue of the Second SPAC Merger and without any action on the part of AlphaTime, Merger Sub 2 or any other person, the memorandum and articles of association of the Initial SPAC Surviving Sub, as in effect immediately prior to the effective time of the Second SPAC Merger, will become the memorandum and articles of association of the Subsequent SPAC Surviving Sub (except that the name of the Subsequent SPAC Surviving Sub reflected therein shall be “ATMC Merger Sub 2 Limited”) until thereafter amended as provided therein and under the Cayman Companies Act; and (iv) the board of directors and officers of Merger Sub 2 and the Initial SPAC Surviving Sub will cease to hold office, and the board of directors and the officers of the Subsequent SPAC Surviving Sub will be appointed as determined by Sponsor, each to hold office in accordance with the memorandum and articles of association of the Subsequent SPAC Surviving Sub in effect or until their respective successors are duly elected or appointed and qualified.

98

The Acquisition Merger

At the effective time of the Acquisition Merger, (i) HCYC Merger Sub will be merged with and into HCYC and following the Acquisition Merger, the separate corporate existence of HCYC Merger Sub will cease and HCYC will continue as the Surviving Company under the laws of the Cayman Islands and become a wholly-owned subsidiary of PubCo; (ii) all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of HCYC Merger Sub and HCYC will become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of HCYC, as the Surviving Company, which will include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of HCYC Merger Sub and HCYC set forth in the Merger Agreement to be performed after the effective time of the Acquisition Merger; (iii) by virtue of the Acquisition Merger and without any action on the part of HCYC, HCYC Merger Sub or any other person, the memorandum and articles of association of the HCYC Merger Sub, as in effect immediately prior to the effective time of the Acquisition Merger, will become the memorandum and articles of association of the Surviving Company until thereafter amended as provided therein and under the Cayman Companies Act; and (iv) the directors or officers of HCYC as of immediately prior to the effective time of the Acquisition Merger will be the directors or officers of the Surviving Company, each to hold office in accordance with the Memorandum and Articles of Association of the Surviving Company until the earlier of his or her resignation or removal or he or she otherwise ceases to be a director or until his or her respective successor is duly elected and qualified, as the case may be.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, (i) each issued and outstanding ordinary share of HCYC will be cancelled and exchanged for the right to receive such number of PubCo Ordinary Shares (as defined in the Merger Agreement) equal to the Exchange Ratio (as defined in the Merger Agreement)and (ii) each Company Dissenting Share (as defined in the Merger Agreement) will represent only the right to receive the applicable payments set forth in the Merger Agreement.

Pursuant to the Merger Agreement, the Pre-Closing Company Shareholders (as defined in the Merger Agreement) are entitled to receive their Pro Rata Portion (as defined in the Merger Agreement) of up to 1,500,000 PubCo Ordinary Shares (the “Earnout Shares”), as follows:

(iii)	the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2024 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days (as defined in the Merger Agreement) following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo 2024 Audited Financials, if and only if, such PubCo 2024 Audited Financials reflect net income in excess of $5,000,000 during fiscal year 2024;

(iv)	subject to clause (iii) below, the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2025 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo 2025 Audited Financials, if and only if, such PubCo 2025 Audited Financial reflects net income in excess of $10,000,000 during fiscal year 2025; provided, that if the PubCo 2024 Audited Financials do not reflect net income in excess of $5,000,000 during fiscal year 2024, but the PubCo 2025 Audited Financials reflect net income in excess of $15,000,000 during fiscal year 2025, the Pro Rata Portion of 1,500,000 Earnout Shares will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of the PubCo 2025 Audited Financials. For the avoidance of doubt, and subject to adjustment pursuant to Section 4.6(d) of the Merger Agreement, the maximum aggregate number of Earnout Shares available to Pre-Closing Company Shareholders pursuant to Section 4.6 of the Merger Agreement shall not exceed 1,500,000.

99

Reasons for the Structure of the Business Combination

As described above and contemplated by the Merger Agreement, the Business Combination will be consummated via a multiple-merger structure (also known as “double dummy”), consisting of the Initial Mergers and the Acquisition Merger. Under such structure, each of AlphaTime and HCYC will merge with a subsidiary of PubCo, a newly formed company, through the Initial Mergers and the Acquisition Merger, respectively. Upon the consummation of the Business Combination, PubCo will be the public company listed on Nasdaq. The multiple-merger structure was chosen by the parties to the Merger Agreement for business, legal and accounting reasons. In particular, given PubCo’s eligibility as a foreign private issuer, its reporting obligations under U.S. securities laws will be less burdensome compared to domestic registrants and PubCo will prepare and file its financial statements in accordance with the U.S. GAAP. Such benefit will not be available immediately upon Closing if the Business Combination were to be conducted through a reverse triangular merger in which HCYC would be acquired directly by AlphaTime, which would continue to report as a domestic registrant upon Closing until further assessment of factors such as its shareholder base and location of assets at a future date pursuant to U.S. securities laws. Operationally, following the Business Combination conducted via the proposed structure, PubCo will be a holding company that will operate HCYC’s current business through its subsidiaries, which is consistent with the expectations of HCYC and AlphaTime’s management in relation to post-Business Combination corporate and operational structure. As such, immediately following the Business Combination, PubCo will qualify as a foreign private issuer and will prepare its consolidated financial statements and pro forma financial statements in accordance with U.S. GAAP. The unaudited pro forma condensed combined financial information and the comparative per share information that will be presented in this proxy statement/prospectus will be prepared in accordance with U.S. GAAP.

In addition, the Initial Mergers are structured as two separate mergers primarily for U.S. tax reasons. The exchange of ATMC Securities for PubCo Securities pursuant to the Business Combination is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. See the section entitled “The Business Combination Proposal - Background of the Business Combination - Material Tax Considerations - Material U.S. Federal Income Tax Considerations - Consequences of the Business Combination - Qualification of the Initial Mergers as a Reorganization.” The Initial Mergers that effect the exchange of ATMC Securities for PubCo Securities are structured as a two-step merger in the form of the First SPAC Merger and the Second SPAC Merger to reduce the risk that holders will be subject to U.S. federal income tax on the exchange of their ATMC Securities for PubCo Securities.

Representations and Warranties; Indemnification

The Merger Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type, many of which are qualified by materiality and “Material Adverse Effect” (as defined in the Merger Agreement) standards. The representations and warranties of the respective parties to the Merger Agreement will survive for a period of 12 months following the closing of the Mergers (the “Closing”); provided, that the Company Fundamental Representations (as defined in the Merger Agreement) shall survive indefinitely and the tax representations contained in Section 5.25 of the Merger Agreement will survive the Closing until 90 days after the expiration of the applicable statute of limitations. The Principal Shareholder (as defined in the Merger Agreement) shall indemnify and hold harmless the Indemnified Party (as defined in the Merger Agreement) from all Losses (as defined in the Merger Agreement) incurred by the Indemnified Party in connection with any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of HCYC contained in the Merger Agreement. At the Closing, 750,000 PubCo Ordinary Shares issued to the Principal Shareholder will be deposited and held in escrow for the benefit of the AlphaTime shareholders.

100

Covenants

The Merger Agreement contains certain covenants, including, among other things, providing for (i) the parties to conduct their respective business in the ordinary course through the Closing; (ii) the parties to not initiate any negotiations or enter into any agreements for certain transactions; (iii) AlphaTime, PubCo and HCYC to jointly prepare and AlphaTime and HCYC to jointly file a registration statement (the “Registration Statement”) and take certain other actions to obtain the approval of the Mergers from the shareholders of AlphaTime and (iv) the parties to use reasonable best efforts to consummate and implement the Mergers.

Pursuant to the Merger Agreement, the parties intend to solicit, negotiate and enter into, and include covenants related to, the conduct by AlphaTime and HCYC to use their commercially reasonable efforts to enter into PIPE Investments (as defined in the Merger Agreement) of at least $3,750,000.

Conditions to Each Party’s Obligations

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions by the parties thereto, including, among others, (i) approval of the Mergers by the shareholders of AlphaTime and HCYC; (ii) effectiveness of the Registration Statement; and (iii) receipt of approval for listing on the Nasdaq Capital Market of AlphaTime’s ordinary shares.

The obligations of AlphaTime to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of HCYC (subject to customary bring-down standards), (ii) the covenants of HCYC having been performed in all material respects; (iii) no Material Adverse Effect (as defined in the Merger Agreement) with respect to HCYC shall have occurred, and (iv) the PIPE Investment Procured by Company (as defined in the Merger Agreement) shall have been obtained.

The obligations of HCYC to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of AlphaTime (subject to customary bring-down standards), and (ii) the covenants of AlphaTime having been performed in all material respects.

Termination

The Merger Agreement may be terminated at any time prior to the Closing,

(i) by mutual written consent of AlphaTime and HCYC;

(ii) by either AlphaTime or HCYC if the Mergers are not consummated on or before October 31, 2024, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the Closing to occur by such date;

(iii) by either AlphaTime or HCYC if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining or prohibiting the Merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv) by either AlphaTime or HCYC if, at the special meeting of AlphaTime’s shareholders, the Mergers and the other AlphaTime Shareholder Approval Matters shall fail to be approved;

(v) by AlphaTime if HCYC shall fail to obtain HCYC Shareholder Approval; or

(vi) by either AlphaTime or HCYC if the other party has breached any of its representations, warranties, agreements or covenants which would result in the failure of certain conditions to be satisfied at the Closing and has not cured its breach prior to the earlier of 15 days of the notice of describing the breach and the Outside Closing Date, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the Closing to occur.

Related Agreements

Concurrently with the execution of the Merger Agreement, HCYC also entered into a support agreement (the “Shareholder Support Agreement”) with a certain HCYC shareholder (the “Supporting Shareholder”) with respect to the shares of HCYC currently owned by the Supporting Shareholder. The Shareholder Support Agreement provides that the Supporting Shareholder will appear at shareholders meetings of HCYC and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of HCYC or by written consent. It further provides that the Supporting Shareholder will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

Concurrently with the execution of the Merger Agreement, AlphaTime entered into the Sponsor Support Agreement with the Founder Shareholders with respect to Founder Shares of currently owned by the Founder Shareholders. The Sponsor Support Agreement provides that the Founder Shareholders will appear at shareholders meetings of AlphaTime and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of AlphaTime or by written consent. It further provides that the Founder Shareholders will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

101

First Amendment to the Merger Agreement

On July 3, 2024, the Parties informed their respective counsel that they desired to amend the Merger Agreement to increase the amount of PIPE Investment Procured by Company (as defined the Merger Agreement). Accordingly, on August 19, 2024, the parties to the Merger Agreement entered into the Amendment, pursuant to which, among other things, the parties agreed to increase the PIPE Investment Procured by Company (as defined in the Merger Agreement) to $9,000,000. The proceeds of the PIPE Investment Procured by Company will be used to pay transaction expenses of the SPAC, the Sponsor and the Company and for general working capital purposes.

PIPE Financing

On August 14, 2025 HCYC Holding Company entered into the HCYC SPA, which was intended to be amended and restated on September 14, 2025 by the ATMC SPA, which the HCYC SPA and the ATMC SPA were in turn amended and restated on September 16, 2025 by the A&R SPA, with certain institutional investors for a total of $11.5 million in PIPE financing in exchange for 1,150,000 Ordinary Shares and 2,300,000 warrants to purchase Ordinary Shares. The financing is contingent upon the consummation of the Business Combination and had a purchase price of $10 per share.

The Purchase Agreement includes standard representations and warranties, indemnification obligations, and confidentiality covenants. The Purchase Agreement and the warrants also include customary beneficial ownership limitations, pursuant to which a holder may not exercise the warrants or convert securities issued under the Purchase Agreement to the extent such exercise or conversion would result in the holder beneficially owning more than 4.99% (or, at the election of the holder upon written notice and in accordance with the terms of the agreement, 9.99%) of the Company’s outstanding Ordinary Shares immediately after giving effect to such exercise or conversion.

The warrants have an expiration date of five (5) years from the date of issuance and an exercise price of $10.00. The warrant also provides for a Cashless Exercise option, allowing the holder to exercise the warrants without payment of the exercise price in cash, as described in the warrant agreement. Additionally beginning three (3) months after the initial exercise date, in lieu of the Ordinary Shares to be issued in a Cashless Exercise, the holder may elect to exchange all, or any part, of the warrant into such aggregate number of Ordinary Shares equal to the product of (x) 0.8 and (y) such aggregate number of Ordinary Shares underlying such portion of the warrant to be exercised as specified in such applicable notice of exercise (the “Alternate Cashless Exercise”). The warrant contains a reset provision such that on the Reset Date (as defined in the warrant) (i) the exercise price for the warrants shall be adjusted to the 20% of the Nasdaq Minimum Price of HCYC Holding Company’s Ordinary Shares, and (ii) the number of Ordinary Shares underlying the warrants issuable immediately prior to such reset shall be adjusted to the number of Ordinary Shares determined by multiplying the initial exercise price by the number of such underlying shares immediately prior to such reset and dividing the product thereof by the exercise price resulting from such reset.

The closing of the purchase of the securities are subject to certain conditions that must be satisfied by HCYC Holding Company, including (i) execution of a registration rights agreement including terms and conditions customary to registration rights agreements of this kind, (ii) issuance of warrants registered in the name of each investor, (iii) delivery of the securities to be held by the escrow agent pursuant to an escrow agreement.

HCYC Holding Company will use the net proceeds from the sale of the securities for working capital and general corporate purposes after the consummation of the Business Combination, and shall not use such proceeds: (a) for the satisfaction of any portion of the company’s debt (other than in the ordinary course of business and prior practices), (b) for the redemption of any Ordinary Shares or Ordinary Share Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of U.S. Foreign Corrupt Practices Act (FCPA) or Office of Foreign Assets Control (OFAC) regulations.

HCYC Holding Company has agreed to reserve sufficient Ordinary Shares for issuance upon exercise of the warrants and conversion rights pursuant to the Purchase Agreement.

The Purchase Agreement may be terminated by the investors if the consummation of the Business Combination has not been consummated on the fifth (5th) Trading Day following the date of its execution. HCYC Holding Company is responsible for all fees in connection with the transaction, which fees shall not exceed $100,000.

Registration Rights Agreement

In conjunction with the Purchase Agreement, on August 14, 2025 HCYC Holding Company and the investors entered into the HCYC RRA,which was intended to be amended and restated on September 14, 2025 by the ATMC RRA, which the HCYC RRA and the ATMC RRA were in turn amended and restated on September 16, 2025 in the A&R RRA. Pursuant to the PIPE RRA, HCYC Holding Company agreed to file with the SEC within fifteen (15) days after the consummation of the Business Combination, a registration statement to register all the Ordinary Shares and underlying Ordinary Shares of the warrants subscribed for in the Purchase Agreement, and have such registration statement be declared effective no later than 60 days from consummation of a Business Combination.

PIPE Financing Amendment

On September 14, 2025, HCYC Holding Company, AlphaTime Acquisition and the PIPE Investors executed an amendment to the Purchase Agreement, PIPE RRA and warrants, whereby the PIPE Investors’ $11.5 million in PIPE financing will be exchanged for 1,150,000 ordinary shares and 2,300,000 warrants to purchase ordinary shares of AlphaTime rather than HCYC Holding Company. Except for the foregoing change in the issuer of the securities and the corresponding amendments to the Purchase Agreement, PIPE RRA and warrants to reflect this change, all other material terms and conditions of the PIPE financing remain unchanged, including the purchase price, exercise price, and other economic and contractual provisions of the warrants.

Directors and Executive Officers of PubCo Following the Business Combination

During the initial post-Closing period, the board of directors of Pubco will consist of three directors, all who will be independent under Nasdaq requirements. The directors will be designated prior to or promptly following the Closing. See “Pubco’s Directors and Officers Following The Business Combination.”

Ownership and Transaction Structure

The following diagrams illustrate in simplified terms the current structure of each of AlphaTime and HCYC, the steps of the proposed Business Combination, and the expected structure after the Business Combination.

102

Background of the Business Combination

After completing its initial public offering, AlphaTime utilized the operating experience and entrepreneurial insight and expertise of its management and directors to identify potential targets that benefit from the disruptive impact of new technologies and the continuing growth in developing markets.

103

AlphaTime identified the following general criteria in evaluating candidates for an initial business combination:

●	Strong Management Team that Can Create Significant Value for Target Business. We will seek to identify companies with strong and experienced management teams that will complement the operating and investment abilities of our management team. We believe that we can provide a platform for the existing management team to leverage the experience of our management team. We also believe that the operating expertise of our management team is well suited to complement many potential targets’ management teams.

●	Revenue and Earnings Growth Potential. We will seek to acquire one or more businesses that have the potential for significant revenue and earnings growth through a combination of both existing and new product development, increased production capacity, expense reduction and synergistic follow-on acquisitions resulting in increased operating leverage.

●	Potential for Strong Free Cash Flow Generation. We will seek to acquire one or more businesses that have the potential to generate strong, stable, and increasing free cash flow, particularly businesses with predictable revenue streams and definable low working capital and capital expenditure requirements. We may also seek to prudently leverage this cash flow in order to enhance shareholder value.

●	Benefit from Being a Public Company. We intend to only acquire a business or businesses that will benefit from being publicly traded and which can effectively utilize access to broader sources of capital and a public profile that are associated with being a publicly traded company.

This criteria above was not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as other considerations, factors, and criteria that our sponsor and management team may deem relevant.

Since the completion of its initial public offering, AlphaTime considered numerous potential target businesses with the objective of consummating its initial business combination. AlphaTime’s initial target exploration focused on certain targets with whom AlphaTime’s directors and management, or Sponsor, were already familiar through their networks and investment activities, and who could satisfy some or all the key criteria for a business combination target described in the acquisition criteria above. As the initial exploration progressed, the list of potential business combination partners was refined to exclude potential partners who did not meet all or most of the key criteria described in the acquisition criteria above, or who AlphaTime’s management believed were unlikely to consider a business combination with AlphaTime. The list of potential business combination partners was also expanded to include potential partners introduced to AlphaTime by third-party investors, investment bankers and inbound inquiries, and through the ongoing search efforts of AlphaTime’s management. Throughout its evaluation of a potential business combination, until AlphaTime and HCYC entered into a letter of intent, AlphaTime continuously refined its list of potential business combination partners and considered viable partner opportunities.

In the process that led to identifying HCYC as an attractive business combination opportunity, representatives of AlphaTime contacted and were contacted by a number of individuals and entities with respect to the business combination opportunities and engaged in discussion with several possible target businesses regarding the potential transactions. AlphaTime reviewed approximately 20 targets in its search, 11 of which were eliminated prior to conducting substantive due diligence. AlphaTime did not intend to proceed with these companies due to the lack of attractive business prospects (including but not limited to profitability metrics, expected growth trajectories and industry trends), deal-readiness and the difference in the expectation of valuations from the companies and their management teams.

AlphaTime ultimately engaged in detailed discussion with 9 potential targets. Non-disclosure agreements were signed with 9 of such potential combination targets. The non-disclosure agreements entered into with the potential targets contained customary non-disclosure and non-use provisions and a customary Trust Account waiver provision pursuant to which the potential targets waived any right, title, interest or claim in AlphaTime’s Trust Account and agreed not to seek recourse against AlphaTime’s Trust Account for any reason. Such non-disclosure agreements do not contain any standstill or similar provisions.

Other than HCYC, AlphaTime entered into a non-binding letter of intent and non-exclusive negotiations with two other potential partners (“Candidate A” and “Candidate B”).

Candidate A was an energy technology company driven by system platform, artificial intelligence, and blockchain DID (digital ID) ecosystem standards. The ultimate goal of Candidate A is to implement energy data, carbon credit, and other data monetization models to realize medium-to-long-term, high-profit-margin, compound, and scalable revenue. While Candidate A appeared to be an attractive target over the long term, AlphaTime learned during a call with Candidate A’s Chairman that Candidate A preferred to raise additional capital prior to a merger with AlphaTime. AlphaTime’s initial reaction was supportive of Candidate A’s intention to seek growth capital as long as the timeline of the contemplated capital raise would not lead to a substantial delay to the merger with AlphaTime. However, there was no timeline provided to AlphaTime as to when the fundraising would close. Therefore, given AlphaTime’s requirement to consummate a business combination within a set period of time, AlphaTime decided not to extend the letter of intent with Candidate A upon its expiration.

104

Candidate B was building a platform with smart data and financial solutions for the space internet-of-things. Its goal includes collaboration with the application integration of Starlink data management and global commodity logistics and integration with digital payment and settlement platforms. AlphaTime did not continue discussion with the Candidate B due to discrepancies in valuation expectations and commercial terms and let the letter of intent expire without extension.

Ultimately, without foreclosing the possibility of a future business combination involving these potential targets, AlphaTime decided to engage in discussions with the potential targets other than HCYC in a less active fashion, because (i) such other potential targets pursued an alternative transaction or strategy, (ii) AlphaTime did not meet such potential targets’ valuation expectations, (iii) AlphaTime determined that the targets would not be a suitable business combination partner for AlphaTime based on, among other factors, further due diligence indicating that the targets’ business did not meet AlphaTime’s acquisition criteria or the terms on which the potential targets would be willing to consider a potential business combination transaction would not have been advantageous to AlphaTime and its shareholders, (iv) the targets’ public company readiness, including PCAOB audit, listing structure and other then ongoing steps necessary for listing are less certain based on AlphaTime’s understanding and/or (v) AlphaTime concluded that a business combination transaction with HCYC aligned with AlphaTime’s acquisition criteria and, among other things, HCYC was receptive to a valuation and consideration structure that would be advantageous to AlphaTime and its shareholders.

Timeline of the Business Combination

The following is a brief discussion of the background of these negotiations, the Merger Agreement, and the Business Combination.

●	On January 4, 2023, AlphaTime consummated its initial public offering of 6,000,000 units at a price of $10.00 per unit. Each unit consists of one ordinary share, one redeemable warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share, and one right entitling the holder to receive one-tenth (1/10) of the one ordinary share upon consummation of an initial business combination.

●	On January 6, 2023, the underwriters of AlphaTime’s IPO exercised their over-allotment option in full to purchase additional 900,000 units at a price of $10.00 per unit.

●	Prior to the consummation of the IPO, neither AlphaTime, nor anyone on its behalf contacted or was contacted by any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination, or similar transaction with AlphaTime.

●	Promptly following the IPO, AlphaTime’s management team commenced an active search for potential business combination targets, leveraging its management team and the Board’s and Sponsor’s network of bankers, private equity firms, venture capital and hedge funds, consulting firms, legal and accounting firms and numerous other business relationships, as well as the prior experience and network of AlphaTime’s officers and directors.

●	AlphaTime was made aware of HCYC through Mr. Wen He, a board member of AlphaTime on May 25, 2023. Mr. He was contacted by a business consultant of HCYC and learned its intention of listing in the U.S.

●	AlphaTime sent a nondisclosure agreement (“NDA”) with customary terms to HCYC on May 25, 2023.

●	HCYC sent a slightly revised NDA with mostly formatting changes and HCYC’s contact information on May 26, 2023.

●	AlphaTime sent a preliminary due diligence list and a draft and for discussion only letter-of-intent (“LOI”), with no transaction consideration included, to HCYC on May 29, 2023.

105

●	AlphaTime and HCYC executed the NDA on May 30, 2023 to facilitate further discussion.

●	On June 4, 2023, AlphaTime received access to virtual data room, including responses to AlphaTime’s due diligence request, HCYC’s preliminary financial statements of the years ended March 31, 2022 and 2023, respectively, and its corporate and legal documents, established by HCYC.

●	On June 6, 2023, ATMC sent an updated and follow-up due diligence list to HCYC. HCYC continued to update its data room to address the due diligence requests, which includes the following: (i) HCYC’s financial statements for year ended 2020, 2021 and 2022, respectively; (ii) HCYC’s organization chart; (iii) HCYC’s business plan; and (iv) HCYC’s financial projection.

On June 6, 2023, HCYC sent a revised LOI, of which major changes included: (i) expenses to be split 50-to-50 by AlphaTime and HCYC instead of entirely by the surviving entity upon consummation of the merger; (ii) no debt language to the Transaction Consideration in the term sheet attached to the LOI; (iii) non-compete terms changed from 4 to 2 years; (iv) expected PCAOB audit completion date from July 31, 2023 to August 30, 2023 and (v) SPAC to use it best effort to obtain equity financing.

●	On June 15, 2023, representatives from AlphaTime discussed with representatives and advisors from HCYC on the terms of LOI, in particular, the proposed changes from HCYC and its continuing employment of HCYC’s key executives after the business combination. AlphaTime desired the right to designate and appoint two independent directors of the combine entity upon the proposed business combination. Although such candidates were not decided during the meeting, both parties agreed to such term and plan to appoint such candidates upon the consummation of the business combination. Other than the above, there were no other persons affiliated with AlphaTime before the merger and any pre-existing relationship between the sponsors and additional investors; and no other contingent payments to be received by the target shareholders. Further, AlphaTime also indicated that its sponsors will waive their redemption rights with respect to any founder shares, private shares and any public shares held by them in connection with the business combination as described in AlphaTime’s IPO prospectus. As a result of such conversations, on the same day, AlphaTime sent a further revised non-binding LOI to HCYC in which ATMC accepted most of the proposed changes from HCYC, other than rejecting (i) above to the extent that the surviving entity will be responsible for paying transaction expenses upon consummation of the merger for the reasoning that the surviving entity will be the major beneficiary of the business combination after listing.

●	AlphaTime and HCYC executed the non-binding LOI with the above-mentioned agreed terms on June 21, 2023.

●	Prior to September 21, 2023, AlphaTime learned from HCYC’s advisor that it needed additional time until approximately early November 2023 to complete its PCAOB annual audit for the years ended March 31, 2022 and March 31, 2023, respectively. Given the advancement in the negotiation process with HCYC, AlphaTime decided to further proceed with HCYC on the proposed transaction.

●	AlphaTime received HCYC’s preliminary PCAOB audited financial statements and updated corporate and legal documents from HCYC on November 10, 2023.

●	On November 16, 2023, the parties circulated and provided input on a draft working group list and agreed to schedule an all-hands weekly call everyday Wednesday at 9:00p.m. Eastern Standard Time moving forward.

●	On November 22, 2023, AlphaTime arranged the first weekly all parties’ videoconference call, which was joined by AlphaTime’s management - Mr. Guo, Winston & Strawn (in its capacity as US counsel to AlphaTime), HCYC, Celine & Partners PLLC (in its capacity as US counsel to HCYC) and Simon & Edward LLP (in its capacity as auditor to HCYC). The meeting revolved around the merger structure, preparation of HCYC’s audited financials and the due diligence process. Discussion also encompasses financial and accounting matters, alongside the idea of engaging a third-party valuation specialist to provide a fairness opinion for the proposed merger. All parties agreed to hold a weekly call to discuss the transaction progress going forward.

●	On November 29, 2023, AlphaTime’s counsel circulated an initial draft of the business combination agreement. On the same date, the parties held an all-hands weekly call. The weekly all-parties’ videoconference meeting primarily focused on the discussion on the transaction structure and the drafting progress of the Merger Agreement, registration statement/proxy statement and the due diligence progress.

●	On December 1, 2023, AlphaTime’s Hong Kong legal team sent a due diligence request to HCYC.

●	On December 6, 2023, HCYC’s U.S. counsel circulated a draft of the signing checklist to AlphaTime and its counsel. On the same date, HCYC’s Cayman Islands counsel shared its comments with HCYC from the perspective of Cayman Islands law. The parties held an all-hands weekly call, of which the discussion mainly revolved around the transaction structure, progress of the due diligence progress, and the drafting progress. During the meeting, all parties discuss the potential transaction structure, a double dummy structure that would optimize tax efficiency and accommodate HCYC’s foreign issuer status.

●	On December 7, 2023, HCYC’s U.S. counsel sent the HCYC a summary of the key provisions within the Merger Agreement and other ancillary documents for the HCYC’s review and consideration.

●	On December 11, 2023, AlphaTime’s Hong Kong legal team sent a follow-up due diligence request to HCYC.

●	On December 13, 2023, the weekly all parties’ videoconference meeting focused on the discussion regarding the process of due diligence, drafting status of the Merger Agreement, the registration statement/proxy statement and the pro forma financials. AlphaTime also discussed the plan of engaging a third-party valuation firm to provide financial advisory services and deliver a fairness opinion report related to the merger.

●	On December 15, 2023, AlphaTime and HCYC signed an amended LOI, in which both parties agreed to 1) add earnout milestone, a contingent payment to HCYC’s shareholders (other than dissenting shareholders) and financial targets to incentivize key personnel at HCYC and align their interest with shareholders upon HCYC’s achieving certain financial milestones in FY2024 and FY2025. Such earnout payment will be paid in terms of earnout shares; and 2) extend exclusivity to allow both parties to work on and complete the definitive business combination agreement. On the same date, AlphaTime’s counsel circulated an updated draft of the Merger Agreement reflecting the revised transaction structure and terms of the LOI.

106

●	Following the execution of the amended LOI, all parties continued to negotiate the terms of the merger agreement and other transaction documents from December 15, 2023, to January 2, 2024.

●	On December 20, 2023, AlphaTime engaged Newbridge Securities to provide financial advisory services and deliver a fairness opinion report related to the merger.

●	On December 28, 2023, HCYC’s U.S. counsel circulated an updated version of the signing checklist to all parties in anticipation of a meeting to be held on same date. During the weekly all parties’ videoconference meeting, all parties focused on addressing outstanding issues regarding the Merger Agreement.

●

On December 29, 2023, a representative of Newbridge Securities and AlphaTime had a videoconference call with HCYC’s management team and its advisor to discuss the company’s business model, historical revenues, financial projections and the underlying assumptions for its financial projections. During this meeting, Newbridge and AlphaTime discussed particularly HCYC’s assumption of the revenue growth rate underlying HYCY’s financial projections in light of lower than historical level in terms of revenues in FY2023 from FY2022 due to COVID-19 related lock-downs and substantially reduced business activities in insurance industry. HCYC conveyed to Newbridge and ATMC that their projected revenue trajectory were made based on a five-year forecast period. To formulate the projections, HCYC’s management primarily considered monetary dynamics in the overall global economic market, the market positioning of HCYC’s products and services, and the growth strategy developed by HCYC. The projections were prepared using the following estimates and assumptions, which include but are not limited to the following:

i)	Monetary Policy Dynamics in the U.S. The expectation of interest rate reduction by the U.S. Federal Reserve is anticipated to enhance the liquidity in global financial market, thereby fostering consumer confidence and catalyzing a new economic growth cycle.
ii)	Revitalization and Robust Competitive Advantage of Hong Kong Insurance Market. The operational metrics for the Hong Kong insurance market in 2023 indicated a robust recovery, characterized by a substantial increase in business premiums for long-term insurance products (i.e., life insurance). Moreover, these products provide multifaceted capabilities, including multi-currency conversion and policy segmentation features, which address the diverse wealth management needs of the insurance policyholders.
iii)	Surging Demand from China Mainland Investors. The comprehensive resumption of cross-border travel has precipitated a market increase in the demand for insurance products in Hong Kong from China Mainland visitors post-COVID19. The volume of the new policy premium has surged to return the records in the corresponding period of 2019.
iv)	Strategic Expansion in Southeast Asia Market. HCYC is actively pursuing strategic initiatives to broaden its market presence in Southeast Aisa. The strategic expansion is aimed at enhancing its property and casualty insurance offering.
v)	Enhanced Customer Relationship Management and Operational Efficiencies. HCYC believes that its customer management and retention strategies would cultivate trust and loyalty among its existing clients and will result in an increase in its referral business and hence contributing to the company’s growth trajectory.

Additionally, HCYC further explained that their interim internal data indicated the number of insurance policies has been increasing significantly at the time of the meeting and no specific events have been identified that would materially impact their overall business performance. HCYC was committed to maintaining strong customer relationship and is actively implementing strategies to mitigate any risks associated with client attrition.

●	On January 3, 2023, the weekly all parties’ videoconference meeting focused on the timeline of the signing of the Merger Agreement and other ancillary documents. All parties also discussed the timeline of distributing the press release and the filing of 8-K to be made following the signing of the Merger Agreement.

●	On January 4, 2024, the AlphaTime Board, other than Mr. Coyne, met virtually and evaluated the proposed transaction, with representatives of AlphaTime’s management team, Newbridge Securities and Winston & Strawn participating. A representative of Winston & Strawn provided a summary of the material terms of the Merger Agreement and other transaction documents and discussed the transaction structure. Newbridge Securities presented the draft Fairness Opinion and explained the factors underlying its conclusion that the merger consideration was fair, from a financial point of view, to the AlphaTime shareholders. Mr. Coyne was updated after the board meeting. The AlphaTime Board believed that the assumptions underlying the projections were reasonable, given the growth and business expansion factors provided by HCYC. While the historical financial revenues and conditions have been modest, HCYC indicated that their interim internal data indicated the number of insurance policies has been increasing significantly at the time of negoticating the business combination and merger agreement and no specific events have been identified that would materially impact their overall business performance. In addition, HCYC also believed that the merger announcement will benefit their potential business growth significantly. The Board believed that the initiatives taken by HCYC such as meeting the surging demand from mainland China and the strategic expansion into Southeast Asian market would potentially benefit HCYC’s future revenue generation and hence to meet the projected goals.

●	On January 5, 2023, the AlphaTime Board unanimously approved the merger transaction with HCYC by passing a board resolution.

●	On January 5, 2023, the sole director of HCYC (“HCYC Board”) unanimously approved the merger transaction with AlphaTime by passing a board resolution.

●	On January 5, 2023, AlphaTime and HCYC executed the Merger Agreement and its related transaction documents.

●	On January 5, 2023, after the stock market closed, AlphaTime and HCYC issued a joint press release announcing the execution of the Merger Agreement.

●	In July 2024, in preparation of the drafting of the proxy/registration statement, HCYC learnt that under the maximum shareholder redemption scenario, the combined entity’s net tangible asset would be less than $5 million, which would not comply with Nasdaq’s listing rule. In anticipation of such redemption scenario, HCYC asked to amend the PIPE Investment in connection with the business combination to $9 million.

●	On July 3, 2024, HCYC’s US counsel informed AlphaTime’s respective counsels their desire to amend the Merger Agreement to increase the amount of PIPE Investment Procured by Company (as defined the Merger Agreement). AlphaTime agreed to such proposed amended amount, given the consideration to satisfy the listing requirement under the maximum redemption scenario. Accordingly, on August 19, 2024, the parties to the Merger Agreement entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which, among other things, the parties agreed to increase the PIPE Investment Procured by Company (as defined in the Merger Agreement) to $9,000,000. The proceeds of the PIPE Investment Procured by Company will be used to pay transaction expenses of the SPAC, the Sponsor and the Company and for general working capital purposes.

AlphaTime Board’s Review of Valuation and Reasons for Approval of the Business Combination Proposal

On January 5, 2024, the AlphaTime Board (i) determined that the Business Combination was advisable to and in the best interests of AlphaTime and its shareholders, (ii) unanimously approved the Merger Agreement and the transactions contemplated thereby (including the Business Combination), and (iii) recommended that AlphaTime Shareholders approve the Merger Agreement and the transactions contemplated thereby (including the Business Combination).

Before reaching its decision, the AlphaTime Board considered the results of the due diligence conducted by its management and advisors. The AlphaTime Board retained Newbridge Securities to provide a valuation and analysis and evaluate the fairness of the potential Business Combination. Newbridge Securities rendered its draft opinion to the AlphaTime Board (which was subsequently confirmed by the delivery of the Newbridge Opinion) as to the fairness, from a financial point of view, to AlphaTime of the aggregate merger consideration to be issued and paid pursuant to the Merger Agreement.

107

In reaching its decision that the Business Combination and the transactions contemplated thereby are fair to, and in the best interest of, AlphaTime and its shareholders, the Board considered a range of factors, including but not limited to, the factors discussed below:

●	Business and Business Model. Company’s current business model is a third-party platform insurance intermediary model and is engaged in introducing and serving the insurance business with diverse products and services. Based on the due diligence performed by AlphaTime and its advisor on HCYC and its industry, including an assessment of mergers and acquisitions activity in the industry in which HCYC operates, AlphaTime believes HCYC represents an attractive opportunity for AlphaTime and its shareholders.

●	Meetings and Calls with Company’s Management Team. AlphaTime’s management and advisors conducted significant due diligence investigations of the Company’s business, including: meetings and calls with HCYC’s management regarding their business model, operations and forecasts; commercial, legal and other due diligence, and discussions with the management of HCYC and AlphaTime’s advisors concerning such due diligence investigations. The AlphaTime Board believes that the HCYC’s management team will provide helpful continuity in advancing HCYC’s strategic and growth goals.

●	Industry Review. This included (1) insurance industry research, including interviews with certain industry experts and executives (2) certain comparable publicly traded companies, and (3) certain mergers and acquisitions of comparable insurance businesses. Upon review of the above-mentioned research, AlphaTime believes that HCYC’s strategic advantages and operational efficiency are well-positioned to capitalize the growth opportunities in the industry.

●	Legal, Commercial and Operational Review. This review included a review of Company’s material contracts and other documentation, including but not limited to those relating to regulatory compliance and communications, human resources, marketing strategies, operational logistics, compliance and risk management, and other support and legal matters. AlphaTime reviewed the detailed results of the due diligence examination of HCYC conducted by AlphaTime’s legal advisors, including extensive review of HCYC’s materials relating to its corporate documents, material contracts, labor and employment documents, operational documents, insurance licenses related documents and litigations. AlphaTime believes the comprehensive due diligence confirms HCYC’s compliance and risk management practices and validates its operation growth potential.

●	Other Alternatives. AlphaTime believes, after a thorough review of other business combination opportunities reasonably available to AlphaTime, that the proposed business combination with HCYC represents the best potential business combination for AlphaTime and the most attractive opportunity based upon the process utilized to evaluate and assess other potential acquisition targets.

●	Fairness Opinion. AlphaTime considered Newbridge Securities’ fairness opinion, in which Newbridge Securities opined that the Business Combination is “fair” to the shareholders of AlphaTime from a financial perspective. AlphaTime determined that the consideration to be paid to HCYC’s shareholders was reasonable in light of such information.

The AlphaTime Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination including, but limited to, the following:

●	General Economic Conditions. Macroeconomic uncertainty, including with respect to global and national supply chains, and the effects they could have on Company’s revenues and financial performance.

●	Inability to Achieve Targets. The risk that Company may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of AlphaTime and the AlphaTime Board.

●	Industry Risk on Reputation. Company’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays Company negatively could adversely impact operating results.

●	Risks that the Transaction Cannot be Completed. The risks and costs to AlphaTime if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in AlphaTime being unable to effect a business combination within the completion window, which would require AlphaTime to liquidate.

●	AlphaTime Public Shareholders holding a Minority Position in the Combined Company. The risks associated with AlphaTime Shareholders holding a minority position in the combined company (approximately 36%, assuming a No Redemption Scenario), which may reduce the influence that AlphaTime public shareholders have on the management of the Combined Company.

●	Shareholder Approval Risk. The risk that AlphaTime Shareholders may object to and challenge the Business Combination and take action that may prevent or delay the Closing, including by voting against the Business Combination Proposal at the Meeting or redeeming their ATMC Ordinary Shares.

●	Post-Closing Risk. The terms of the Merger Agreement provide that AlphaTime will not have any surviving remedies against Company or its equity holders after the Closing to recover for losses as a result of any inaccuracies or breaches of Company’s representations, warranties or covenants or agreements of the parties set forth in the Merger Agreement, except in the case of fraud, and except for those covenants, and agreements contained in the Merger Agreement that by their terms apply or are to be performed in whole or in part after the Closing. The AlphaTime Board determined that this structure was appropriate and customary for transactions of this nature.

●	Combined Company Post-Closing. The fees and expenses associated with completing the Business Combination for both parties will be significant.

●	Litigation Risk. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

●	Redemption Risk. The potential that a significant number of AlphaTime Shareholders elect to redeem their ATMC Ordinary Shares prior to the consummation of the Business Combination and pursuant to the Cayman Constitutional Documents, which would potentially make the Business Combination more difficult or impossible to complete and/or reduce the amount of cash available to Company following the Closing.

●	Public Company Risk. As Company has not previously been a public company, Company may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that Company will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

●	Benefits may not be Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

108

In addition to considering the factors described above, AlphaTime also considered that:

● Interests of Certain Persons. AlphaTime also considered that certain of the officers and directors of Company may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders, including the matters described under the section titled “ - Interests of AlphaTime Directors and Officers in the Business Combination”. AlphaTime concluded that the potentially disparate interests would be mitigated because (i) these interests would be included in this proxy statement/prospectus, (ii) these disparate interests could exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of the ATMC Ordinary Shares. In addition, the AlphaTime Board also carefully considered the Fairness Opinion, alongside disclosure of the conflicts, and believes that the business combination with HCYC aligned with the best interest of AlphaTime’s shareholders. In addition, AlphaTime’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the AlphaTime Board, the Merger Agreement and the transactions contemplated therein, including the Business Combination.

The AlphaTime Board concluded that the potentially disparate interests would be mitigated because (i) these interests would be included in this proxy statement/prospectus, (ii) these disparate interests could exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of the ATMC Ordinary Shares. The independent directors of AlphaTime did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Business Combination and/or preparing a report concerning the approval of the Business Combination. The Business Combination was not structured to require the approval of at least a majority of unaffiliated security holders of AlphaTime.

Based on its review of the foregoing considerations, the AlphaTime Board concluded that these risks could be managed or mitigated by Company or were unlikely to have a material impact on the Business Combination or AlphaTime, and that, overall, the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that AlphaTime Shareholders will receive as a result of the Business Combination. The AlphaTime Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

The preceding discussion of the information and factors considered by the AlphaTime Board is not intended to be exhaustive but includes the material factors considered by the AlphaTime Board.

Material Tax Considerations

Material U.S. Federal Income Tax Considerations

The following are material U.S. federal income tax consequences of (A) (i) the Business Combination generally applicable to U.S. Holders (defined below) of ATMC Ordinary Shares, Public Rights and Public Warrants (together, “ATMC Securities”), (ii) the subsequent ownership and disposition of PubCo Ordinary Shares and PubCo Warrants (together, “PubCo Securities”) received by such holders in the Business Combination and (iii) the exercise of redemption rights by U.S. Holders of ATMC Ordinary Shares, and (B) the Business Combination applicable to ATMC, HCYC and holders of HCYC Shares.

This summary is limited to U.S. federal income tax considerations relevant to U.S. Holders that hold ATMC Securities and, after the completion of the Business Combination, will hold PubCo Securities, as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their individual circumstances or status, including:

●	our Sponsor or any member thereof;

●	banks or financial institutions;

●	dealers or electing traders in securities that are subject to mark-to-market tax accounting rules;

●	tax-exempt entities (including private foundations);

●	insurance companies;

●	regulated investment companies;

●	real estate investment trusts;

●	pension plans;

●	cooperatives;

●	government organizations;

●	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

●	certain expatriates or former long-term residents of the United States;

●	persons that acquired ATMC Securities or HCYC Shares as compensation;

●	persons that actually or constructively own five percent or more of the shares of AlphaTime or, following the Business Combination, PubCo, by vote or value;

●	persons that hold ATMC Securities or HCYC Shares, or will hold PubCo Securities, in connection with a trade or business, permanent establishment, or fixed place of business conducted outside the United States;

●	persons that hold ATMC Securities or HCYC Shares, or will hold PubCo Securities, as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

109

If a partnership (or any entity so characterized for U.S. federal income tax purposes) holds ATMC Securities, HCYC Shares or PubCo Securities, the tax treatment of such partnership and its partners will generally depend on the status of the partners and the activities of the partnership. Partnerships holding any ATMC Securities, HCYC Shares or PubCo Securities and their partners should consult their tax advisers as to the particular U.S. federal income tax consequences of the Business Combination, ownership and disposition of PubCo Securities, or the exercise of redemption rights with respect to the ATMC Ordinary Shares.

This discussion is based on the Code, proposed, temporary and final Treasury regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum or Medicare contribution tax considerations, the special tax accounting rules under Section 451(b) of the Code or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state, local or non-U.S. taxation.

We have not and do not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any aspect of the Business Combination or the exercise of redemption rights. There can be no assurance that the IRS will not take positions that are inconsistent with those discussed below or that any such positions would not be sustained by a court.

As used herein, the term “U.S. Holder” means a person that for U.S. federal income tax purposes is a beneficial owner of ATMC Securities, HCYC Shares or PubCo Securities received pursuant to the Business Combination and is:

●	a citizen or individual resident of the United States;

●	a corporation or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or

●	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION. HOLDERS OF ATMC SECURITIES OR HCYC SHARES SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE BUSINESS COMBINATION AND OF THE OWNERSHIP AND DISPOSITION OF PUBCO SECURITIES AFTER THE BUSINESS COMBINATION, OR THE REDEMPTION OF THEIR ATMC ORDINARY SHARES, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Consequences of the Business Combination to U.S. Holders of ATMC Securities and to ATMC

Subject to the qualifications, assumptions and limitations set forth in this section entitled “- Consequences of the Business Combination to U.S. Holders of ATMC Securities and to ATMC,” in the opinion of Winston & Strawn LLP, the following are the material U.S. federal income tax consequences of the Business Combination to U.S. Holders of ATMC Securities and to ATMC. As used in this section entitled “- Consequences of the Business Combination to U.S. Holders of ATMC Securities and to ATMC,” the term “U.S. Holder” means a U.S. Holder of ATMC Securities.

Separation of a Public Unit

No statutory, administrative or judicial authority directly addresses the treatment of an instrument such as a Public Unit for U.S. federal income tax purposes and, therefore, that treatment is not entirely clear. The separation of the ATMC Ordinary Share, Public Warrant and Public Right comprising a Public Unit should not be a taxable event for U.S. federal income tax purposes. However, because there are no authorities that directly address instruments that are similar to the Public Units, no assurance can be given that the IRS or a court will agree with the characterization described above.

110

Conversion of Public Rights into ATMC Ordinary Shares

No statutory, administrative or judicial authority directly addresses the treatment of instruments similar to the Public Rights for U.S. federal income tax purposes and, therefore, that treatment is not entirely clear. While we believe that a U.S. Holder of Public Rights should not be required to recognize gain or loss upon the receipt of ATMC Ordinary Shares pursuant to the conversion of the Public Rights, no assurance can be given that the IRS or a court will agree with this treatment. If this treatment is respected, the tax basis of an ATMC Ordinary Share acquired by a U.S. Holder pursuant to the terms of the Public Rights should be equal to the U.S. Holder’s tax basis in the relevant ten Public Rights with respect to which the share was issued. The holding period of such ATMC Ordinary Share should begin on the day after the conversion of the Public Rights into such ATMC Ordinary Share. U.S. Holders of Public Rights that do not receive ATMC Ordinary Shares with respect thereto (because they hold fewer than ten Public Rights) should consult their tax advisers regarding their ability to claim a loss with respect to such non-converted Public Rights.

Unless the context indicates otherwise, the term “ATMC Ordinary Shares,” as used in the remainder of this discussion, includes any ATMC Ordinary Shares a U.S. Holder receives upon the conversion of such holder’s Public Rights in connection with the consummation of the Business Combination.

Qualification of the Initial Mergers as a Reorganization

The Initial Mergers should be treated as a “reorganization” described in Section 368(a)(1)(F) of the Code (an “F Reorganization”). However, there is no assurance that the IRS or any court will agree with this position. U.S. Holders should be aware that the completion of the Business Combination is not conditioned on the receipt of an opinion of counsel that the Initial Mergers (or any other aspect of the Business Combination) qualify as tax-free transactions. Neither AlphaTime nor PubCo has requested or will request a ruling from the IRS with respect to any aspect of the U.S. federal income tax treatment of the Business Combination.

Assuming that the Initial Mergers qualify as an F Reorganization:

●	a U.S. Holder that exchanges its ATMC Securities pursuant to the Initial Mergers generally will not recognize gain or loss on the exchange of such ATMC Securities for PubCo Securities,

●	the adjusted tax basis of a U.S. Holder in PubCo Ordinary Shares received as a result of the Initial Mergers will equal the adjusted tax basis of the ATMC Ordinary Shares surrendered in exchange therefor,

●	the adjusted tax basis of a U.S. Holder in the PubCo Warrants received as a result of the Initial Mergers will equal the adjusted tax basis of the Public Warrants surrendered in exchange therefor, and

●	a U.S. Holder’s holding period in PubCo Securities received in the exchange will include the holding period in the ATMC Securities Shares surrendered in exchange therefor. However, it is unclear whether the redemption rights with respect to the ATMC Ordinary Shares may prevent the holding period of the PubCo Ordinary Shares from commencing prior to the termination of such rights.

The exchange of Public Rights for ATMC Ordinary Shares, which in turn are exchanged for PubCo Ordinary Shares, should also be a tax-free transaction to U.S. Holders of Public Rights, but it is possible that the IRS could take the position that such transactions are taxable to holders of Public Rights, even if the Initial Mergers qualify as an F Reorganization with respect to U.S. Holders of ATMC Ordinary Shares.

If the Initial Mergers do not qualify as an F Reorganization, the tax consequences of the Initial Mergers will depend on whether the Initial Mergers or any component thereof would qualify for tax-free treatment under other provisions of the Code, and may be affected by AlphaTime’s PFIC status and whether PubCo is also a PFIC. U.S. Holders should consult their tax advisers regarding the U.S. federal income tax consequences of the Initial Mergers if they do not qualify as an F Reorganization or otherwise as tax-free transactions (including the requirement to recognize gain in that event). In addition, U.S. Holders should consult their tax advisers regarding whether the PFIC rules could apply to the transfer of their ATMC Ordinary Shares pursuant to the Initial Mergers if they do not qualify as an F Reorganization (regardless of whether the Initial Mergers otherwise qualify for tax-free treatment).

Because the Initial Mergers will occur prior to the redemption of U.S. Holders that exercise redemption rights, U.S. Holders exercising such redemption rights will be subject to the potential tax consequences of the Initial Mergers described above, and the PFIC rules described below will apply to any income or gain or recognized with respect to the redemption. All U.S. Holders considering exercising redemption rights are urged to consult their tax advisors with respect to the potential tax consequences to them of the Initial Mergers and an exercise of redemption rights.

111

The remainder of this disclosure assumes the Initial Mergers qualify as an F Reorganization.

Effect of the Acquisition Merger

The implementation of the subsequent Acquisition Merger should not have an adverse effect on the U.S. federal income tax treatment of the exchange of ATMC Securities by U.S. Holders and accordingly, the Business Combination as a whole should be a nontaxable transaction to them for U.S. federal income tax purposes.

Effect of the Business Combination on ATMC

The Initial Mergers should be treated as an F Reorganization, and the Acquisition Merger will not involve ATMC and should not impact the treatment of the Initial Mergers. Further, ATMC is a non-U.S. entity that generally is not subject to U.S federal income tax, and the Initial Mergers will involve only non-U.S. entities. As such, ATMC should not recognize gain or loss as a result of the Business Combination.

Consequences of the Business Combination to U.S. Holders of HCYC Shares and to HCYC

As used in this section entitled “- Consequences of the Business Combination to U.S. Holders of HCYC Shares and to HCYC,” the term “U.S. Holder” means a U.S. Holder of HCYC Shares. HCYC does not have any U.S. Holders. Given that HCYC is a non-U.S. entity with no U.S. Holders, in the opinion of VCL Law LLP, there should not be any material U.S. federal income tax consequences of the Business Combination to the pre-Business Combination shareholders of HCYC.

Effect of the Business Combination on HCYC

HCYC is a Cayman Islands exempted company with no U.S. Holders and generally is not subject to U.S. federal income tax. The Initial Mergers will not involve HCYC, and the Acquisition Merger will occur only between non-U.S. entities. As such, HCYC should not recognize gain or loss as a result of the Business Combination.

Consequences of Ownership and Disposition of PubCo Securities

Taxation of Distributions

The following discussion is subject to the discussion below under “- Passive Foreign Investment Company Rules.”

A U.S. Holder generally will be required to include in gross income as dividend income the amount of any distribution paid on PubCo Ordinary Shares to the extent the distribution is paid out of PubCo’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) on the day actually or constructively received by the U.S. Holder. Because PubCo may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by PubCo will be reported as dividends for U.S. federal income tax purposes.

Dividends received on PubCo Ordinary Shares will not be eligible for the dividends received deduction generally allowed to corporations. Dividends received by certain other non-corporate U.S. Holders of PubCo Ordinary Shares may be subject to tax at the lower capital gain tax rate currently applicable to “qualified dividend income,” provided that certain conditions are satisfied, including that PubCo is not a PFIC for the taxable year in which the dividend is paid or the preceding year and certain holding period and other requirements are met. It is unclear whether the redemption rights with respect to the ATMC Ordinary Shares may prevent the holding period from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisers regarding the availability of such lower rate on dividends generally and in their particular circumstances.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of PubCo Ordinary Shares and PubCo Warrants

112

The following discussion is subject to the discussion below under “- Passive Foreign Investment Company Rules.”

A U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of PubCo Ordinary Shares or PubCo Warrants in an amount equal to the difference between the amount realized on the disposition and such U.S. Holder’s adjusted tax basis in its PubCo Ordinary Shares or PubCo Warrants so disposed of, each determined in U.S. dollars. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such PubCo Ordinary Shares or PubCo Warrants exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. See “- Exercise, Lapse or Redemption of a Warrant” below for a discussion regarding a U.S. Holder’s basis in a PubCo Ordinary Share acquired pursuant to the exercise of a PubCo Warrant. The deduction of capital losses is subject to certain limitations.

Exercise, Lapse or Redemption of PubCo Warrants

Subject to the PFIC rules discussed below, and except as discussed below with respect to the cashless exercise of a PubCo Warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a PubCo Ordinary Share on the exercise of a PubCo Warrant for cash. A U.S. Holder’s tax basis in a PubCo Ordinary Share received upon exercise of the PubCo Warrant generally will equal the sum of the U.S. Holder’s tax basis in the PubCo Warrant and the exercise price. It is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Share will commence on the date of exercise of the PubCo Warrant or the day following the date of exercise of the PubCo Warrant; in either case, the holding period will not include the period during which the U.S. Holder held the PubCo Warrant. If a PubCo Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such holder’s tax basis in the PubCo Warrant. Such capital loss will be long-term capital loss if the U.S. Holder held the PubCo Warrant for more than one year at the time of such lapse.

The tax consequences of a cashless exercise of a PubCo Warrant are not clear under current law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for United States federal income tax purposes. In either situation, a U.S. Holder’s tax basis in the PubCo Ordinary Share received generally would equal the U.S. Holder’s tax basis in the PubCo Warrants. If the cashless exercise was not treated as a recapitalization (but not a realization event), it is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Share will commence on the date of exercise of the PubCo Warrant or the day following the date of exercise of the warrant. If the cashless exercise were treated as a recapitalization, the holding period of the PubCo Ordinary Share would include the holding period of the PubCo Warrant.

It is also possible that a cashless exercise may be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a portion of the PubCo Warrants to be exercised on a cashless basis could, for U.S. federal income tax purposes, be deemed to have been surrendered in consideration for the exercise price of the remaining PubCo Warrants, which would be deemed to be exercised. For this purpose, a U.S. Holder may be deemed to have surrendered PubCo Warrants with an aggregate value equal to the exercise price for the total number of PubCo Warrants to be deemed exercised. Subject to the PFIC rules discussed below, the U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the PubCo Warrants deemed surrendered and the U.S. Holder’s tax basis in such warrants. In this case, a U.S. Holder’s tax basis in the PubCo Ordinary Shares received would equal the sum of the U.S. Holder’s tax basis in the PubCo Warrants deemed exercised and the exercise price of such PubCo Warrants. It is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Shares would commence on the date of exercise of the PubCo Warrant or the day following the date of exercise of the PubCo Warrant.

Due to the absence of authority on the United States federal income tax treatment of a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise.

113

Possible Constructive Distributions

The terms of the PubCo Warrants provide for an adjustment to the number of PubCo Ordinary Shares for which the warrant may be exercised or to the exercise price of the warrant in certain events. An adjustment which has the effect of preventing dilution generally is not taxable. U.S. Holders of PubCo Warrants would, however, be treated as receiving a constructive distribution from PubCo if, for example, the adjustment increases the warrantholders’ proportionate interest in PubCo’s assets or earnings and profits (e.g., through an increase in the number of PubCo Ordinary Shares that would be obtained upon exercise) as a result of a distribution of cash to the holders of PubCo Ordinary Shares which is taxable to the U.S. Holders of such PubCo Ordinary Shares as described under “- Taxation of Distributions.” Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holders of the PubCo Warrants received a cash distribution from PubCo equal to the fair market value of the increase in the interest. U.S. Holders should consult their tax advisors regarding the tax consequences in their particular circumstances, including the possibility of any constructive distributions.

Consequences of a Redemption of ATMC Ordinary Shares

The following discussion is subject to the discussion below under “- Passive Foreign Investment Company Rules.”

In the event that a U.S. Holder’s ATMC Ordinary Shares are redeemed pursuant to the redemption provisions described in this proxy statement/prospectus under “Extraordinary General Meeting of AlphaTime Shareholders - Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will generally depend on whether the redemption qualifies as a sale of the ATMC Ordinary Shares under Section 302 of the Code (in which case such redemption would be treated as described above under the heading “- Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of PubCo Ordinary Shares and PubCo Warrants”) or rather as a distribution, in which case such redemption would be treated as described in “ - Taxation of Distributions” (except that the preferential rate for qualified dividend income will not apply).

Generally, whether a redemption qualifies for sale treatment will depend largely on the total number of ATMC Ordinary Shares treated as held by the U.S. Holder (including any shares constructively owned by the U.S. Holder described in the following paragraph) relative to all ATMC Ordinary Shares outstanding both before and after such redemption (and treating PubCo Ordinary Shares as ATMC Ordinary Shares for this purpose). The redemption of ATMC Ordinary Shares generally will be treated as a sale of the ATMC Ordinary Shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the tests are satisfied, a U.S. Holder generally takes into account not only ATMC Ordinary Shares actually owned by the U.S. Holder, but also any ATMC Ordinary Shares that are constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares (including the ATMC Ordinary Shares and the PubCo Ordinary Shares received in exchange therefor) actually and constructively owned by the U.S. Holder immediately following the redemption of ATMC Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Before the Business Combination, the ATMC Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all ATMC Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all ATMC Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the ATMC Ordinary Shares will not be essentially equivalent to a dividend with respect to a U.S. Holder if it results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in AlphaTime. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and taxed in the manner described above under “- Taxation of Distributions” (except that the preferential rate for qualified dividend income will not apply). After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed ATMC Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in other shares constructively owned by such U.S. Holder.

114

Any income or gain recognized with respect to the redemption of ATMC Ordinary Shares will be subject to the PFIC rules described below.

U.S. HOLDERS OF ATMC ORDINARY SHARES CONTEMPLATING THE EXERCISE OF THEIR REDEMPTION RIGHTS SHOULD CONSULT THEIR TAX ADVISERS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX CONSEQUENCES THEREOF.

Passive Foreign Investment Company Rules

The treatment of U.S. Holders of ATMC Ordinary Shares and PubCo Securities could be (and generally will be, in the case of U.S. Holders of ATMC Ordinary Shares) materially different from that described above due to the application of the PFIC rules.

In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are likely passive assets. The value of goodwill will generally be treated as an active or passive asset based on the nature of the income produced in the activity to which the goodwill is attributable. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation, and directly received its proportionate share of the income of the other corporation.

Pursuant to the start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC, (2) it is established to the satisfaction of the IRS that the corporation will not be a PFIC for either of the first two taxable years following the start-up year, and (3) the corporation is not in fact a PFIC for either of those years (the “start-up exception”). AlphaTime believes that it did not qualify for the start-up exception for its taxable year ended December 31, 2021. Therefore, because AlphaTime is a blank-check company with no current active business, based on the composition of AlphaTime’s income and assets, AlphaTime believes that it was a PFIC for its taxable years ended December 31, 2021, December 31, 2022 and December 31, 2023.

Furthermore, the PFIC status of AlphaTime may affect the PFIC status of PubCo for PubCo’s taxable year ending December 31, 2024 because PubCo should be treated as the same corporation as AlphaTime for purposes of the PFIC rules. Depending on the closing date of the Business Combination and the composition of PubCo’s income and assets and the estimated value of PubCo’s assets, including goodwill, PubCo may be a PFIC for its taxable year ending December 31, 2024. PubCo’s PFIC status for any taxable year is a factual annual determination that can be made only after the end of that year and will depend on the composition of PubCo’s income and assets and the value of its assets from time to time (including the value of its goodwill, which may be determined in large part by reference to the market price of the PubCo Ordinary Shares from time to time, which could be volatile) and, for the taxable year in which the Business Combination occurs, the income and assets, and the value of the assets, of its predecessor AlphaTime. In addition, the risk of PubCo being a PFIC for any taxable year will increase if its market capitalization declines substantially during that year. Furthermore, whether and to which extent PubCo’s income and assets, including goodwill, will be characterized as active or passive will depend on various factors that are subject to uncertainty, including PubCo’s future business plan and the application of laws that are subject to varying interpretation. For example, there is no authority that directly addresses the proper treatment of certain items of PubCo’s income, such as income from proprietary hash rate sharing, or hosting for purposes of the PFIC rules and, although PubCo currently treats these items of income as active, such treatment is uncertain. Moreover, certain of PubCo’s business activities generate passive income and, although the amount of such income is currently small, PubCo’s risk of being a PFIC will increase if the proportion of PubCo’s revenue earned from such business activities increases in future taxable years. Accordingly, there can be no assurances that PubCo will not be a PFIC for its current or any future taxable year.

115

Even if PubCo is not a PFIC for its taxable year ending December 31, 2024, or any subsequent taxable year, if AlphaTime is or was a PFIC (as AlphaTime believes to be the case for its 2021, 2022 and 2023 taxable years, and which may be the case for its 2024 taxable year) for any taxable year during the holding period of a U.S. Holder in its ATMC Ordinary Shares, and such U.S. Holder did not (or could not) make any of the PFIC Elections (as defined below), although not free from doubt, PubCo would be treated as a PFIC as to a U.S. Holder who exchanges ATMC Ordinary Shares for PubCo Ordinary Shares in connection with the Initial Mergers with respect to such PubCo Ordinary Shares, unless such U.S. Holder makes a purging election with respect to its shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an “excess distribution,” as described below. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s PubCo Ordinary Shares. In the absence of a purging election, such U.S. Holder would be treated for purposes of the PFIC rules as if it held such PubCo Ordinary Shares for a period that includes its holding period for the ATMC Ordinary Shares exchanged therefor. U.S. Holders are urged to consult their tax advisors regarding the application of the purging elections rules to their particular circumstances.

In addition, any income or gain recognized by a U.S. Holder electing to have its ATMC Ordinary Shares redeemed, as described above under the heading “- Consequences of a Redemption of ATMC Ordinary Shares,” would generally be subject to a special tax and interest charge if such U.S. Holder did not make a qualified electing fund (“QEF”) election for AlphaTime’s first taxable year as a PFIC in which such U.S. Holder held (or was deemed to hold) such shares, a QEF election along with an applicable purging election, or a mark-to-market election (collectively, the “PFIC Elections”).

If PubCo is a PFIC for any taxable year during which a U.S. Holder owns PubCo Ordinary Shares and any entity in which it owns equity interests is also a PFIC (a “Lower-tier PFIC”), the U.S. Holder will be deemed to own their proportionate amount (by value) of the shares of each Lower-tier PFIC and will be subject to U.S. federal income tax according to the rules described above on (i) certain distributions by a Lower-tier PFIC and (ii) dispositions of shares of Lower-tier PFICs, in each case as if the U.S. Holders held such shares directly, even though the U.S. Holders will not receive any proceeds of those distributions or dispositions.

If AlphaTime or PubCo is a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of PubCo Ordinary Shares, gain recognized by the U.S. Holder on a sale or other disposition (including certain pledges) of its PubCo Ordinary Shares will be allocated ratably over the U.S. Holder’s holding period for such PubCo Ordinary Shares. The amounts allocated to the taxable year of the sale or disposition and to any year before PubCo became a PFIC will be taxed as ordinary income. The amount allocated to each other taxable year will be subject to tax at the highest rate in effect for individuals or corporations, as applicable, for that taxable year, and an interest charge will be imposed on the resulting tax liability for each such year. Furthermore, to the extent that distributions received by a U.S. Holder in any taxable year on its PubCo Ordinary Shares exceed 125% of the average of the annual distributions on the PubCo Ordinary Shares received during the preceding three taxable years or the U.S. Holder’s holding period, whichever is shorter, the excess distributions will be subject to taxation in the same manner.

In general, a U.S. Holder of ATMC Ordinary Shares may avoid the adverse PFIC tax consequences described above in respect of the PubCo Ordinary Shares if it has made and maintains a timely and valid QEF election to include in income its pro rata share of AlphaTime’s (and its successor PubCo’s) net capital gains (as long-term capital gains) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. Holder in which or with which AlphaTime’s (or its successor PubCo’s) taxable year ends. In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from AlphaTime or PubCo, as the case may be. AlphaTime will endeavor to make available to U.S. Holders a PFIC Annual Information Statement, upon request, with respect to its taxable year ended December 31, 2023. It is unclear whether a U.S. Holder of Public Rights is entitled to make a QEF election with respect to the Public Rights. Under proposed Treasury regulations, for purposes of the PFIC rules, the holding period of ATMC Ordinary Shares received with respect to Public Rights (and the holding period of PubCo Ordinary Shares received with respect thereto) could include the holding period for the Public Rights. Therefore, assuming a QEF election is not available with respect to the Public Rights, a U.S. Holder of Public Rights may be subject to the general PFIC rules described in the preceding paragraph with respect to the shares underlying the Public Rights, even if the U.S. Holder made a QEF election with respect to its other ATMC Ordinary Shares, unless a purging election is made. U.S. Holders of Public Rights should consult their tax advisers regarding whether and how the PFIC rules apply to their Public Rights or the underlying ATMC Ordinary Shares.

116

A U.S. Holder may not make a QEF election with respect to its PubCo Warrants to acquire PubCo Ordinary Shares. As a result, if a U.S. Holder sells or otherwise disposes of such PubCo Warrants (other than upon exercise of such PubCo Warrants) and AlphaTime or PubCo was a PFIC at any time during the U.S. Holder’s holding period of such PubCo Warrants, proposed Treasury Regulations would provide that any gain generally will be treated as an excess distribution, taxed in accordance with the PFIC tax consequences described above. If a U.S. Holder that exercises such PubCo Warrants properly makes a QEF election with respect to the newly acquired PubCo Ordinary Shares (or has a properly maintained QEF election in effect with respect to PubCo Ordinary Shares), the QEF election will apply to the newly acquired PubCo Ordinary Shares. Notwithstanding the foregoing, the adverse tax consequences relating to PFIC shares under the PFIC rules, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired PubCo Ordinary Shares (which may be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the PubCo Warrants), unless the U.S. Holder makes a purging election (discussed above). As a result of a purging election, the U.S. Holder will have a new tax basis and holding period in the PubCo Ordinary Shares acquired upon the exercise of the PubCo Warrants for purposes of the PFIC rules.

Alternatively, if a U.S. Holder owns shares in a company that is a PFIC and the shares are “regularly traded” on a “qualified exchange,” such U.S. Holder could make a mark-to-market election that would result in tax treatment different from the general tax treatment for PFICs described above. The ATMC Ordinary Shares and PubCo Ordinary Shares will be treated as regularly traded for any calendar year in which more than a de minimis quantity of the ATMC Ordinary Shares or PubCo Ordinary Shares, as applicable, are traded on a qualified exchange on at least 15 days during each calendar quarter. Nasdaq, where the ATMC Ordinary Shares are listed and the PubCo Ordinary Shares are expected to be listed, is a qualified exchange for this purpose. If a U.S. Holder makes (or has made) the mark-to-market election for the first taxable year of AlphaTime or PubCo in which it is or was treated as a PFIC with respect to such U.S. Holder, the U.S. Holder generally will recognize as ordinary income any excess of the fair market value of the PubCo Ordinary Shares at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the PubCo Ordinary Shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. Holder makes the mark-to-market election, the U.S. Holder’s tax basis in the PubCo Ordinary Shares will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of PubCo Ordinary Shares in a year in which PubCo is a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as capital loss). If a U.S. Holder makes the mark-to-market election, distributions paid on PubCo Ordinary Shares will be treated as discussed under “- Taxation of Distributions” above. U.S. Holders should consult their tax advisers regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. Holders should note that there is no provision in the Code, Treasury regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any Lower-tier PFIC, the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. Holder with respect to any Lower-tier PFIC of PubCo, even if the U.S. Holder made a mark-to-market election with respect to the PubCo Ordinary Shares. A mark-to-market election may not be made with respect to PubCo Warrants.

If PubCo is (or is treated with respect to a particular U.S. Holder as) a PFIC for any taxable year during which a U.S. Holder owns any PubCo Ordinary Shares, subject to certain limited exceptions set forth in applicable Treasury regulations, the U.S. Holder will be required to file annual reports with the IRS with respect to PubCo and any Lower-tier PFIC. U.S. Holders should consult their tax advisers regarding the determination of whether AlphaTime or PubCo is a PFIC for any taxable year and the potential application of the PFIC rules to their ownership of PubCo Ordinary Shares.

Information Reporting and Backup Withholding

Payments of dividends and sales (including redemption) proceeds that are made within the United States or through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding, unless (i) the U.S. Holder is a corporation or other “exempt recipient” or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding.

117

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a credit against its U.S. federal income tax liability and may entitle it to a refund, provided that the required information is timely furnished to the IRS. Certain U.S. Holders who are individuals (and certain specified entities) may be required to report information relating to their ownership of ATMC Securities or PubCo Ordinary Shares, or non-U.S. accounts through which they are held.

U.S. Holders should consult their tax advisers regarding their reporting obligations with respect to their ATMC Securities and PubCo Ordinary Shares.

Cayman Islands Tax Considerations

The following summary contains a description of certain Cayman Islands income tax consequences of the acquisition, ownership and disposition of ordinary shares, but it does not purport to be a comprehensive description of all the tax considerations that may be relevant to a decision to purchase ordinary shares. The summary is based upon the tax laws of Cayman Islands and regulations thereunder as of the date hereof, which are subject to change.

Prospective investors should consult their professional advisers on the possible tax consequences of buying, holding or selling any shares under the laws of their country of citizenship, residence or domicile.

The following is a discussion on certain Cayman Islands income tax consequences of an investment in the PubCo Ordinary Shares. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws:

The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains or appreciation and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to the Company levied by the Government of the Cayman Islands except for stamp duties which may be applicable on instruments executed in, or, after execution, brought within the jurisdiction of the Cayman Islands. The Cayman Islands is a party to a double tax treaty entered with the United Kingdom in 2010 but is otherwise not party to any double tax treaties that are applicable to any payments made to or by our company. There are no exchange control regulations or currency restrictions in the Cayman Islands.

Payments of dividends and capital in respect of PubCo Ordinary Shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of a dividend or capital to any holder of PubCo Ordinary Shares, nor will gains derived from the disposal of the PubCo Ordinary Shares be subject to Cayman Islands income or corporation tax. The Cayman Islands currently have no income, corporation or capital gains tax and no estate duty, inheritance tax or gift tax.

The Cayman Islands enacted the International Tax Co-operation (Economic Substance) Act (Revised) together with the Guidance Notes published by the Cayman Islands Tax Information Authority from time to time. The Company is required to comply with the economic substance requirements from July 1, 2019 and make an annual report in the Cayman Islands as to whether or not it is carrying on any relevant activities and if it is, it must satisfy an economic substance test.

PubCo has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has applied for and expects to obtain after the effectiveness of the registration statement of which this proxy statement/prospectus forms a part an undertaking from the Governor in Cabinet of the Cayman Islands in the following form:

The Tax Concessions Law

Undertaking as to Tax Concessions

In accordance with Section 6 of the Tax Concessions Act (2018 Revision) of the Cayman Islands, PubCo plans may apply for an undertaking from the Governor in Cabinet:

(a)	that no law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to PubCo or its operations; and

(b)	in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

(i)	on or in respect of the shares, debentures or other obligations of PubCo; or

(ii)	by way of the withholding in whole or part, of any relevant payment as defined in Section 6(3) of the Tax Concessions Law.

These concessions shall be for a period of twenty years from the date of such undertaking.

The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to PubCo levied by the Government of the Cayman Islands save certain stamp duties which may be applicable, from time to time, on certain instruments executed in or brought within the jurisdiction of the Cayman Islands.

118

Opinion of ATMC’s Company’s Financial Advisor

ATMC retained Newbridge to act as its financial advisor in connection with the Business Combination. Newbridge, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. ATMC selected Newbridge to act as its financial advisor in connection with the Business Combination on the basis of Newbridge’s experience in similar transactions and its reputation in the investment community.

On January 7th, 2024, at a meeting of the Board held to evaluate the Business Combination, Newbridge delivered to the ATMC Board an oral opinion, which was confirmed by delivery of a written opinion, dated January 8th, 2024, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its written opinion, the Merger Consideration to be paid to the stockholders of HCYC, is fair, from a financial point of view, to ATMC’s shareholders.

The full text of Newbridge’s written opinion to the ATMC Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C hereto and is incorporated by reference herein in its entirety. The following summary of Newbridge’s opinion is qualified in its entirety by reference to the full text of the opinion. Newbridge delivered its opinion to the ATMC Board for the benefit and use of the ATMC Board (in its capacity as such) in connection with and for the purposes of its evaluation of the Business Combination from a financial point of view. Newbridge’s opinion also does not address the relative merits of the Business Combination as compared to any alternative business strategies or transactions that might exist for ATMC, or the underlying business decision of ATMC whether to proceed with those business strategies or transactions.

In connection with rendering its opinion, Newbridge, among other things:

■	considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

■	reviewed a draft of the Business Combination Agreement, dated January 5, 2024;

■	reviewed ATMC’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of ATMC since its initial public offering;

■	reviewed publicly available financial information of ATMC filed with the U.S. Securities & Exchange Commission, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between January 5, 2023, and January 5, 2024;

■	conducted discussions with HCYC’s management team to better understand HCYC’s recent business history, and near-term financials;

■	reviewed a financial model of HCYC with historical and future financial projections (including potential revenue growth, net income and net income margins) provided by the Company’s management team;

■	performed a public company comparable analysis of similar companies to HCYC that trade on senior U.S. stock exchanges (NYSE American / NASDAQ / NYSE), and operate in the “Insurance Brokerage” sector, to derive certain forward Price-to-Earnings (P/E) multiples; and

■	performed an M&A transaction comparable analysis of similar companies to HCYC that operate in the “Insurance Brokerage” sector, to derive certain implied equity value / net income multiples.

Newbridge also considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria which it deemed relevant. Specifically, Newbridge relied upon HCYC’s 2024E Net Income projections of $5.8M, which it then used as part of its public company comparable analysis and its M&A transaction comparable analysis. The 2024E financial projection of $38.5M in revenues, and $5.8M in Net Income are part of a trend of a return to normalcy in pre-Covid 19 pandemic financials. The reasons for selecting these revenue and net income in the projections were: (1) Pent-up demand from customers, in particular customers from China, which only reopened its borders in Jan 2023, after closed for almost 3 years during Covid-19; (2) Projected US Federal Fund Rates cut shall make participating insurance products with investment nature more attractive; (3) A robust sales channel and infrastructure to meet the sudden surge in customers’ demand.

In conducting its review and arriving at its opinion, Newbridge did not independently verify any of the foregoing information and Newbridge assumed and relied upon such information being accurate and complete in all material respects, and Newbridge further relied upon the assurances of management of ATMC that they are not aware of any facts that would make any of the information reviewed by Newbridge inaccurate, incomplete or misleading in any material respect. In addition, Newbridge has not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities, including any ongoing litigation and administrative investigations, if any, of the Company, nor has Newbridge been furnished with any such valuation or appraisal. In addition, Newbridge has not assumed any obligation to conduct, nor has it conducted, any physical inspection of the properties or facilities of HCYC.

119

The issuance of Newbridge’s opinion was approved by an authorized internal committee of Newbridge. Newbridge’s opinion is necessarily based on economic, market and other conditions as they exist and can be evaluated on, and the information made available to it on, the date thereof. Newbridge expressed no opinion as to the underlying valuation, future performance or long-term viability of ATMC and its successors. Further, Newbridge expressed no opinion as to what the value of the ATMC Ordinary Shares actually will be when the Business Combination is consummated or the prices at which ATMC Ordinary Shares will trade at any time. It should be understood that, although subsequent developments may affect Newbridge’s opinion, Newbridge does not have any obligation to update, revise or reaffirm its opinion and has expressly disclaimed any responsibility to do so.

The following represents a brief summary of the material financial analyses reviewed by the ATMC Board and performed by Newbridge in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Newbridge, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Newbridge. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Newbridge.

Financial Analyses

Newbridge employed various methods to analyze the range of values of HCYC.

Comparable Public Company Analysis

To calculate the implied equity value of the operating business, Newbridge first obtained the average 2024E Price-to-Earnings multiples from a total of eight comparable public companies identified by Newbridge that most resembled HCYC’s business, and applied to HCYC’s 2024E Net Income. The public company comparables were selected using the following criteria: (i) listed on a major Stock Exchange in the United States, (ii) in the “Insurance Brokerage” sector, and (iii) had forecasted Earnings-per-Share data for 2024.

The 2024E P/E multiple was 14.5x and was then multiplied by the 2024E Net Income of HCYC of $5.8M, to derive an Enterprise Value of $83.7M. The Net Debt (of +$4.0M) was added to the Enterprise Value to obtain an Implied Equity Value using this analysis of $87.7M.

The table below summarizes certain observed historical and projected financial performance and trading multiples of the selected public companies were sourced from S&P Capital IQ data as of January 4, 2024.

Insurance Brokerage	1/4/2024		Balance Sheet
		Stock	Market	Enterprise
Company Name	Symbol	Price	Capitalization	Value
Aon plc	NYSE:AON	$290.7	$58,210.9	$69,299.9
Arthur J. Gallagher & Co.	NYSE:AJG	$225.9	$48,774.3	$56,249.9
Willis Towers Watson Public Limited Company	NasdaqGS:WTW	$239.5	$24,729.8	$29,324.8
Brown & Brown, Inc.	NYSE:BRO	$70.5	$20,058.5	$23,366.8
BRP Group, Inc.	NasdaqGS:BRP	$23.1	$1,485.7	$3,244.7
Waterdrop Inc.	NYSE:WDH	$1.0	$384.1	$(53.5)
Fanhua Inc.	NasdaqGS:FANH	$6.4	$362.0	$236.4
Huize Holding Limited	NasdaqGM:HUIZ	$0.8	$40.9	$30.1
($ in millions, except per share data)

Comparable Precedent M&A Transaction Analysis

Newbridge analyzed the last 3 years (since January 2020) of M&A transaction data to find similar transactions where the targets being acquired most resembled HCYC. The universe of transactions where there were similarities to HCYC, and where financial data was recorded for the transaction value was generally limited, as is usually the case versus public comparables. The criteria used for the selected transactions were those in which the targets most resembled HCYC, and included (i) Targets with business models in the “Insurance Brokerage” sector, (ii) transactions that occurred with companies’ headquarters in the United States, Europe or Asia, and (iii) where the identified the Equity Value /Net Income multiple was known.

120

The M&A dataset for the Insurance Brokerage sector in that time frame had an average Equity Value / Net Income multiple of 20.3x. This multiple was adjusted downwards for the same 2023E - 2024E average EV/Revenue multiple difference from year to year in the public comparables to get to a 15.5x multiple, and then multiplied by the 2024E Net Income of HCYC of $5.8M, to derive an Enterprise Value of $89.5M. The Net Debt (of +$4.0M) was added to the Enterprise Value to obtain an Implied Equity Value using this analysis of $93.5M.

The table below summarizes the Comparable Precedent M&A Transaction data set, and was sourced from S&P Capital IQ data as of June 4, 2024.

M&A Comparables Analysis (2020 - Present) | Insurance Brokerage

M&A Closed Date	Headquarters	Target/Issuer	Implied Equity Value	Implied Equity Value/LTM Net Income	Buyers/Investors
01/01/2020	United States	Lanier Upshaw, Inc.	$40.8	35.5x	Baldwin Krystyn Sherman Partners, LLC
09/01/2020	Asia/Pacific	Beijing Haili Insurance Broker Ltd.	$5.9	15.5x	KAISA Jiayun Technology Inc. (SZSE:300242)
10/01/2020	Europe	AA Ireland Ltd.	$300.6	18.7x	Further Global Capital Management, L.P.
12/31/2020	Asia/Pacific	Qingdao Yongli Company Agency Co., Ltd.	$8.6	1.1x	Shandong Port Investment Holdings Co., Ltd.
09/17/2021	Asia/Pacific	NFC HOLDINGS, Inc.	$62.4	11.9x	Sogo Seikatsu Service Co., Ltd.
04/29/2022	Asia/Pacific	TQR Public Company Limited (SET:TQR)	$15.8	12.0x	TQM Alpha Public Company Limited (SET:TQM)
07/13/2022	Europe	Assiteca S.p.A.	$11.9	29.5x	Howden Italia Holdings S.R.L.
04/03/2023	United States	Truist Insurance Holdings, LLC	$1,950.0	18.1x	Stone Point Capital LLC; Mubadala Investment Company PJSC
05/16/2023	Asia/Pacific	Beijing Compass Insurance Brokers Co., Ltd.	$7.9	4.2x	Deyang Cultural Tourism Great Health Industry Development Group Co., Ltd.
09/22/2023	India	Mahindra Insurance Brokers Ltd.	$25.0	19.9x	Mahindra & Mahindra Financial Services Limited (NSEI:M&MFIN)
11/17/2023	Asia/Pacific	Ensurance Limited	$16.4	56.5x	PSC Insurance Group Limited (ASX:PSI)

Miscellaneous

The discussion set forth above is a summary of the material financial analyses presented by Newbridge to the ATMC Board in connection with its opinion and is not a comprehensive description of all analyses undertaken by Newbridge in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Newbridge believes that its analyses summarized above must be considered as a whole. Newbridge further believes that selecting portions of its analyses and the factors considered, or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Newbridge’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Newbridge considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of ATMC. The estimates of the future performance of ATMC in or underlying Newbridge’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Newbridge’s analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Newbridge’s view of the actual values of the ATMC Ordinary Shares.

Conclusion

The values derived from the different analyses that Newbridge used show a range between $87.7M to $93.5M. The Merger Consideration to be paid by ATMC of $75.0M is below the midpoint of the valuation ranges of the financial analyses described above.

Based on its analysis, it is Newbridge’s opinion that, (i) the Merger Consideration is fair, from a financial point of view, to ATMC and ATMC’s unaffiliated public stockholders and (ii) HCYC has an aggregate fair market value equal to at least 80% of the net assets held in the Trust Account (excluding deferred underwriting fees and taxes payable on the income earned on the Trust Account).

The type and amount of consideration payable in the Business Combination was determined through negotiations between ATMC and HCYC, and was approved by the ATMC Board. The decision to enter into the Business Combination Agreement was solely that of the ATMC Board. As described above, Newbridge’s opinion and analyses was only one of many factors considered by the ATMC Board in its evaluation of the Business Combination and should not be viewed as determinative of the views of the ATMC or HCYC’s management with respect to the Business Combination.

Fees and Expenses

As compensation for Newbridge’s services in connection with the rendering of its Opinion to the Board, ATMC agreed to pay Newbridge a fee of $150,000. $50,000 of the fee was paid as a retainer, $50,000 was paid upon delivery of the Opinion, and the remaining $50,000 is payable upon consummation of the Business Combination. No portion of Newbridge’s fee is refundable or contingent upon the conclusion reached in the Opinion.

121

Unaudited Prospective Financial Information of HCYC

For purposes of evaluating HCYC’s financial condition and whether to proceed with the Business Combination, ATMC was provided with documents from HCYC, including projections for the fiscal years ending March 31, 2024 copies of material contracts, and summaries of various industry analysis and trends. Additionally, the ATMC Board reviewed and discussed with its financial advisor its analysis in rendering the fairness opinion described in the proxy statement/prospectus. In rendering its opinion on the fairness of the transaction, ATMC’s financial advisor, Newbridge Securities, reviewed the financial projections provided by HCYC.

Neither ATMC nor HCYC as a matter of course makes public projections as to future sales, earnings, or other results. However, HCYC management prepared the prospective financial information set forth below (the “HCYC Management Projections”) to present to the ATMC Board in connection with its consideration of the potential Business Combination. As discussed in greater detail herein, the financial projections prepared by HCYC are based, in part, on assumptions regarding its ability to growth into new customer bases and derive revenues from new product applications. Accordingly, such projections may be of limited, if any, usefulness to investors, in evaluating the Business Combination and shareholders are strongly cautioned not to place undue reliance, if any, on the HCYC Management Projections and not to rely on such projections in making any decision regarding the Business Combination. However, ATMC is including these financial projections in this proxy statement/prospectus as such projections were considered by ATMC’s Board in approving the Business Combination and recommending it to its shareholders and its financial advisor, based its fairness opinion, in part, upon such information.

HCYC management prepared such financial information based on their judgment and assumptions regarding the future financial performance of HCYC. ATMC is including the HCYC Management Projections solely because that information was made available to the ATMC Board and financial advisor in connection with the evaluation of the Business Combination. The inclusion of the below information should not be regarded as an indication that ATMC, HCYC, their respective boards of directors, or their respective affiliates, advisors or other representatives consider such financial projections to be necessarily predictive of actual future results. Furthermore, the HCYC Management Projections do not take into account any circumstances or events occurring after the date they were prepared. You should review the financial statements of HCYC included in this proxy statement/prospectus, as well as the financial information in this proxy statement/prospectus and to not rely on any single financial measure.

The HCYC Management Projections cover fiscal year ending with March 31, 2024 and were based on sales data from the fiscal years ended March 31, 2022 and 2023, its future business direction, product outlook and development of new sales channels and customers.

HCYC’s management has officially confirmed that the provided projections reflect their current view of the company’s future performance.

The following factors and contingencies that would affect the stated projections ultimately materializing:

●	Pent-up demand from customers
●	The average check size of the insurance policy sold
●	The Federal Fund rate affected the yield on other wealth management products

Neither HCYC’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The audit reports included in this proxy statement/prospectus relate to historical financial information. They do not extend to the prospective financial information and should not be read to do so.

Projected Financial Metrics and Discussion

	For the year ended March 31,
	2022	2023	2024	2025	2026	2027	2028
	USD rounding	USD rounding	USD rounding	USD rounding	USD rounding	USD rounding	USD rounding
	(Historical)	(Historical)	(Projected)	(Projected)	(Projected)	(Projected)	(Projected)
Net revenues	271,378	845,395	38,461,538	51,282,051	76,923,077	102,564,103	128,205,128
Cost of revenues	82,171	536,701	24,417,398	32,556,531	48,834,796	65,113,061	81,391,327
Gross profit	189,207	308,694	14,044,140	18,725,521	28,088,281	37,451,041	46,813,802

Operating expenses	417,159	570,676	7,149,168	9,532,224	14,298,335	19,064,447	23,830,559

Other income, net	329	(709)	(14,286)	(19,047)	(28,571)	(38,095)	(47,618)
(Loss) income before income tax expense	(228,281)	(261,273)	6,909,258	9,212,345	13,818,517	18,424,689	23,030,861
Income tax expense	-	83,131	1,140,028	1,520,037	2,280,055	3,040,074	3,800,092
Net income (loss)	(228,281)	(178,142)	5,769,231	7,692,308	11,538,462	15,384,615	19,230,769

The above financial metrics were included in HCYC’s projections that were provided to Newbridge Securities solely for purpose of rendering its fairness opinion, which opinion is materially related to the Business Combination. Further, the projections are disclosed in this proxy statement/prospectus in order to comply with Item 1015 of Regulation M-A regarding disclosure of Newbridge Securities’ analyses or substantive work. Accordingly, consistent with SEC guidance, the metrics provided to Newbridge Securities for purpose of rendering its fairness opinion are not deemed to be non-GAAP financial measures requiring reconciliation to GAAP and/or other additional disclosures. HCYC’s projected revenue and net profit are main financial metrics used for analysis, mainly because they can clearly and intuitively reflect HCYC’s performance.

However, HCYC did not achieve the projected financial results for its fiscal year ended March 31, 2024 and generated revenues of $10,887,830 while incurring an income from operations of $30,732 and net income of $18,206. HCYC attributes these results to the post-pandemic slowdown experienced in the Chinese economy, and that US Federal Reserve delay in Federal Fund Rates cut caused prospective customers to reallocate their wealth into other wealth management products that delivered higher yield than insurance products.

The board believes the assumptions underlying the projections are reasonable because the revenue of HCYC as of March 2024 indeeds increased significantly, although it did not completely align with the projections. HCYC believes it will be able to generate adequate cash inflows from its operating activities to support its operations and expansion. After a careful examination, management determined the smaller average check size for insurance products sold was the main reason the forecasted projections were not met. However, the board believes HCYC is still able to achieve the projections one year later by intensifying its sales and referral programs. HCYC believes it will be able to retain its existing customers, while also expanding its customer pool through sales and referral programs. Additionally, HCYC believes it will be able to continue to develop and maintain its relationships with insurance providers. HCYC aims to attract additional corporate referrers and utilize those referrers’ network to help it to continue to grow and expand.

122

Assumptions and Basis for the Projected Financial Metrics Table

The HCYC Management Projections reflect numerous material estimates and assumptions made by HCYC management and believed to be reasonable with respect to expected future financial performance. In connection with the preparation of the unaudited prospective financial information, HCYC’s management team considered various material assumptions, including but not limited to, the following:

● Assumptions relating to sales and marketing performance, marketing channels, investment levels and sales and marketing effectiveness based on industry trends;

● Assumptions related to obtaining operating funds;

● Assumptions relating to time and cost to acquire clients, including conversion rate from lead funnel for various sub-verticals and onboarding timeline;

● Assumptions relating to access to continuous working capital;

● Assumptions relating to the ability to grow customer base, customer retention, and to maintain efficient distribution network;

● Assumptions relating to regulatory requirements for current and future products, including government permissions for new products entering the market;

● Assumptions concerning profit forecasts include sales volume,gross margin, cost of revenue, expense levels, and tax levels;

● Assumptions relating to strategic partnerships for sales and marketing across various sub-verticals;

● Assumptions relating to key hires including administration and operating costs;

● Assumptions relating to estimated timing of Closing the Business Combination and receiving the estimated net proceeds of the Business Combination;

● Assumptions relating to third-party forecasts for industry growth and growth of comparable companies;

● Market size based on third-party data;

● Assumptions relating to the continued growth of the relevant customer markets ;and

● Assumption that there will not be any material liabilities.

The following provides more specificity or detail relative to the above assumptions:

● the global economics remains stable, particularly in the PRC and Hong Kong market, which will likely enhance policy buyers’ willingness to pay;

● the demographics of the HCYC’s target client base remain solid and are expected to increase steadily, thereby expanding the number of potential clients;

● HCYC will be able to continuously expand into new, high-quality market channels to find new clients and improve the efficiency of client acquisition;

● HCYC will be able to sell new insurance products and establish collaborations with potential partners;

● HCYC will be able to explore market insights to identify new and expandable product markets;

● HCYC will be able to attract or retain the experienced management team and qualified personnel or find suitable or comparable replacements on a timely basis; and

● future legislative or regulatory changes would not have a material adverse effect on HCYC’s business, results of operations, and financial condition.

HCYC’s forecasts are based on the models that HCYC uses for its operating plans. Calculations are made based on historical sales data, which it adjusts based on estimates of future performance of certain key measures, such as the retention rate, payment rate, and promotion budget. In addition, in its forecasts, HCYC has also assumed significantly increased revenue growth rates during each of the fiscal years ended March 31, 2025 through March 31, 2028. If HCYC is not successful in critical activities such as developing new policy buyers and distribution networks, it will not be able to achieve the projected financial results. In light of these assumptions, the HCYC Management Projections may not be useful to shareholders.

In calculating the revenue forecasts, the management assumes a substantial increase in the company’s revenue, driven by a projected rapid annual growth in the number of insurance policies sold and their associated premiums, coupled with the assumption of stable commission rates from insurance companies, while the cost of revenue would grow at the same rate as revenue, keeping the gross profit margin stable. However, the projected growth rates hinge on several critical factors and contingencies, including (i) whether increasing competition in the market could adversely affect HCYC’s market share and revenue potential; (ii) whether changes in policy buyers’ spending habits or economic conditions may affect their willingness to make purchases, and therefore affect revenue; (iii) whether insurance companies can consistently provide compelling products; (iv) whether HCYC’s marketing campaigns, and other promotional strategies are as effective as expected; and (v) whether future legislative or regulatory changes may have a material adverse effect on HCYC’s business, results of operations, and financial condition.

For each of the fiscal years ended March 31, 2025 through March 31, 2028, the management projected the growth rate to be 33%, 50%, 33% and 25%. However, the company anticipates that it will be unable to meet its financial forecast for the fiscal year ended March 31, 2025. For the six months ended September 30, 2024, the company recorded a net revenue of $2,849,852. Based on this, the net income for the entire 2025 fiscal year is expected to be $5,699,704, which represents a decrease by 47.7% compared to revenue for the year ended March 31, 2024, and 11.1% of the projected revenue for the 2025 fiscal year. The primary reason for the shortage is that the company’s major source of clients is mainland China. Due to the unfavorable economic environment in mainland China throughout the 2024 calendar year, the growth rate of the Hong Kong insurance industry has also adversely impacted.

The company projects that it will achieve the same 33% revenue growth rate in the 2026 fiscal year as projected for the 2025 fiscal year, based on the following key factors: (1) To diversify revenue streams, the company is actively expanding into Southeast Asian and European markets. This strategic initiative is projected to yield a substantial increase in both customer acquisition and policy sales volume; (2) The company will strengthen its internal management processes, with a focus on promoting financial and health insurance products. This will improve underwriting efficiency and drive rapid growth in monthly policy issuance; (3) Successful completion of the business combination and subsequent listing will significantly enhance the company’s brand influence. This will not only increase client acquisition through existing distribution network but also provide leverage for expansion into new markets.

The HCYC Management Projections reflect the consistent application of the accounting policies of HCYC and should be read in conjunction with the accounting policies included in footnotes to the accompanying historical consolidated financial statements of HCYC included in this proxy statement/prospectus. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the HCYC Management Projections.

The HCYC Management Projections are the responsibility of HCYC management. Neither HCYC’s independent auditors, nor any other independent accountants have examined, compiled, or otherwise performed procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with the prospective financial information.

Reports of Valuation Advisor to AlphaTime

Before reaching its overall decision to approve and declare advisable the Merger Agreement, the AlphaTime Board reviewed the proposed equity value of HCYC and considerations to be paid in connection with the Business Combination. In connection with such review, the AlphaTime Board reviewed a number of analysis, including (a) audited and unaudited historical financial information of HCYC, and (b) draft fairness opinion of Newbridge, AlphaTime’s financial advisor. The details of each such analysis and the engagement and qualifications of AlphaTime’s valuation and financial advisors are set forth below. For details, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.” The analysis of AlphaTime’s management and advisors in support of the revised valuation has taken into consideration the financial parameters of comparable companies and other information as of a more recent date, comparing to the analysis reviewed by the AlphaTime Board when discussing the original valuation of HCYC.

123

Fairness Opinion of AlphaTime’s Financial Advisor

As soon as reasonably practicable after the execution of the Merger Agreement, AlphaTime received the final opinion of Newbridge that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the Merger Consideration to be paid PubCo pursuant to the Merger Agreement is fair from a financial point of view to all of the shareholders of AlphaTime from a financial perspective and shall deliver a copy of such opinion to HCYC. No material relationships exist or are mutually understood to be contemplated between Newbridge, its affiliates, and/or unaffiliated representative, and AlphaTime, its sponsor, and/or their respective affiliates. Any compensation received by Newbridge will be solely for its services in preparing its fairness opinion to the AlphaTime Shareholders. No instructions were received from, nor were limitations imposed by the Company or its Sponsor to Newbridge in rendering their Fairness Opinion.

Reasons for AlphaTime Board’s Approval of the Business Combination

The AlphaTime Board considered a variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the AlphaTime Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the AlphaTime Board may have given different weight to different factors.

In considering the Business Combination, the AlphaTime Board considered the following positive factors, although not weighted or in any order of significance:

●	Public Company Readiness. The AlphaTime Board’s belief that Company is well positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

●	Product Advantages. The AlphaTime Board’s recognition of Company’s unique position in operating in Hong Kong’s global market environment to offer international products through linked exchange rates.

●	Global Business Distribution. The AlphaTime Board’s belief that Company’s targets customers covering other southeast Asian countries and regions enables a diversified revenue stream, broader market penetration, and resilience against regional market volatilities.

●	Due Diligence Review. The AlphaTime Board reviewed and discussed in detail the results of the due diligence examination of Company which included calls and meetings with the management team and advisors of Company regarding business and business plan, products, operations, prospects and other material matters, as well as financial, legal, regulatory and accounting due diligence.

●	Negotiated Transaction. The terms and conditions of the Merger Agreement and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by AlphaTime and Company to complete the Business Combination. The AlphaTime Board also considered the financial and other terms of the Merger Agreement and the Business Combination and the fact that such terms and conditions are, in their view, reasonable and were the product of arm’s-length negotiations among AlphaTime and Company.

●	Fairness Opinion. The AlphaTime Board considered Newbridge Securities draft fairness opinion, in which Newbridge Securities opined that the Business Combination is “fair” to all AlphaTime Shareholders from a financial perspective.

In the course of its deliberations, in addition to the various other risks associated with the business of Company, as described in the section titled “Risk Factors and Risk Factor Summary” appearing elsewhere in this proxy statement/prospectus, the AlphaTime Board also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:

●	General Economic Conditions. Macroeconomic uncertainty, including with respect to global and national supply chains, and the effects they could have on Company’s revenues and financial performance.

●	Inability to Achieve Targets. The risk that Company may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of AlphaTime and the AlphaTime Board.

●	Industry Risk on Reputation. Company’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays Company negatively could adversely impact operating results.

●	Risks that the Transaction Cannot be Completed. The risks and costs to AlphaTime if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in AlphaTime being unable to effect a business combination within the completion window, which would require AlphaTime to liquidate.

124

●	AlphaTime Public Shareholders holding a Minority Position in the Combined Company. The risks associated with AlphaTime Shareholders holding a minority position in the combined company (approximately 36%, assuming a No Redemption Scenario), which may reduce the influence that AlphaTime public shareholders have on the management of the Combined Company.

●	Shareholder Approval Risk. The risk that AlphaTime Shareholders may object to and challenge the Business Combination and take action that may prevent or delay the Closing, including by voting against the Business Combination Proposal at the Meeting or redeeming their ATMC Ordinary Shares.

●	Post-Closing Risk. The terms of the Merger Agreement provide that AlphaTime will not have any surviving remedies against Company or its equity holders after the Closing to recover for losses as a result of any inaccuracies or breaches of Company’s representations, warranties or covenants or agreements of the parties set forth in the Merger Agreement, except in the case of fraud, and except for those covenants, and agreements contained in the Merger Agreement that by their terms apply or are to be performed in whole or in part after the Closing. The AlphaTime Board determined that this structure was appropriate and customary for transactions of this nature.

●	Combined Company Post-Closing. The fees and expenses associated with completing the Business Combination for both parties will be significant.

●	Litigation Risk. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

●	Redemption Risk. The potential that a significant number of AlphaTime Shareholders elect to redeem their ATMC Ordinary Shares prior to the consummation of the Business Combination and pursuant to the Cayman Constitutional Documents, which would potentially make the Business Combination more difficult or impossible to complete and/or reduce the amount of cash available to Company following the Closing.

●	Public Company Risk. As Company has not previously been a public company, Company may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that Company will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

●	Benefits may not be Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

In addition to considering the factors described above, the AlphaTime Board also considered that certain of the officers and directors of Company may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders, including the matters described under the sections titled “Risk Factors and Risk Factor Summary”. However, the AlphaTime Board concluded that the potentially disparate interests would be mitigated because (i) these interests would be included in this proxy statement/prospectus, (ii) these disparate interests could exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of the ATMC Ordinary Shares.

125

Based on its review of the foregoing considerations, the AlphaTime Board concluded that these risks could be managed or mitigated by Company or were unlikely to have a material impact on the Business Combination or AlphaTime, and that, overall, the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that AlphaTime Shareholders will receive as a result of the Business Combination. The AlphaTime Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

In addition to considering the factors described above, the AlphaTime Board also considered that the initial AlphaTime Shareholders, including AlphaTime directors and executive officers, have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AlphaTime Shareholders generally (see “Interests of AlphaTime Directors and Officers in the Business Combination”). Newbridge Securities reviewed and considered these interests in its draft fairness opinion delivered to the AlphaTime Board and determined that as of the date of such opinion, and based on the assumptions, limitations, qualifications, conditions, and other matters set forth in the Merger Agreement and the Transaction Documents, the consideration to be issued for the Business Combination is fair to AlphaTime’s public shareholders. Newbridge reached an opinion regarding only the merger consideration and, although Newbridge may have considered the initial AlphaTime Shareholders’ interests, it did not reach a conclusion as to the fairness of those interests.

The preceding discussion of the information and factors considered by the AlphaTime Board is not intended to be exhaustive but includes the material factors considered by the AlphaTime Board.

HCYC’S Reasons for the Combination and Recommendation of the HCYC Board of Directors

In reaching the decision to proceed with the transactions contemplated by the Merger Agreement, the HCYC Board consulted with HCYC’s executive management and its legal, business and strategy consultants considered a variety of factors with respect to such transactions, including those matters involving HCYC discussed above in “Background of the Business Combination.” As discussed in greater detail below, these consultations included discussions regarding HCYC and AlphaTime’s strategic business plans, the costs and risks of executing these business plans, the respective companies’ past and current business operations and financial condition, their future prospects, the strategic rationale for the transaction and the terms and conditions of the merger agreement.

The following discussion of the information and factors considered by the HCYC Board is not exhaustive. In view of the wide variety of factors considered in connection with the Business Combination, the HCYC Board did not consider it practical, nor did it attempt, to quantify or otherwise assign relative weight to different factors it considered in reaching its decision. In addition, the HCYC Board may have given different weight to different factors. The HCYC Board considered this information as a whole, and overall considered it to be favorable to, and in support of, its determination and recommendations.

Among the material information and factors considered by the HCYC Board were the following:

●	AlphaTime as a Platform for Organizational Growth. The Business Combination could provide HCYC’s business with the ability to combine the resources afforded to it as a Nasdaq-traded company with AlphaTime’s core business to capitalize on additional growth and development opportunities, as well as acquisition prospects;

●	AlphaTime as a Platform for Geographic Expansion. The Business Combination could also provide HCYC with the ability to expand its operations into new markets where AlphaTime has already developed expertise and relationships with key constituencies in these markets;

●	Access to Capital for Business Expansion. HCYC expects to be able to access a substantial portion of AlphaTime’s cash resources in furtherance of business of the combined companies;

●	Valuation. The Business Combination, as a Nasdaq-traded company, could result in the combined enterprise being valued by the investing public at a higher multiple of earnings, revenue or other indicator of value than has been currently applied to HCYC’s stock;

126

●	Market Depth. The post-merger company is expected to have greater trading volume and market depth than currently available to HCYC, which could make the shares of the post-merger company more attractive for acquisition targets and key employees;

●	Shareholder Base. The Business Combination would increase the diversity of the post-merger company’s shareholder base, which could facilitate greater liquidity for its stockholders;

●	Visibility. Following completion of the Business Combination, the increased size of the combined companies on a consolidated basis could increase its visibility to market researchers, analysts, industry publications, and trading firms;

●	Mutual Best Efforts to Obtain Financing Condition. Both HCYC and AlphaTime agreed that during the interim period following the execution of the Merger Agreement, both parties shall use their reasonable best efforts to obtain transaction financing in the aggregate amount of at least US$3,750,000, in the form of firm written commitments from investors acceptable to AlphaTime or in the form of good faith deposits made by investors for a private placement of equity, debt or other alternative financing to PubCo, on terms and conditions to be agreed by AlphaTime and HCYC;

●	Available Alternatives. The possible alternatives to the Business Combination with AlphaTime that were discussed or considered by the HCYC Board during the previous several months, and the desirability and perceived risks of those alternatives, the potential benefits to HCYC stockholders of these alternatives and the timing and the likelihood of completing such alternatives, as well as the likelihood that such alternatives could result in greater value for HCYC stockholders, taking into account risks of execution as well as business, competitive, industry and market risks; and

●	Likelihood of Completion. The HCYC Board considered that the Business Combination would likely be completed based on, among other things, the limited number of closing conditions to the Business Combination contained in the Merger Agreement.

The HCYC Board also considered the potential risks of the merger, including the following:

●	Risk of Non-Completion. Although the HCYC Board considered consummation of the Business Combination as likely, the Board also considered the risk that the Business Combination may not be completed as a result of several factors, including (i) the non-fulfillment of a condition to closing, or (ii) the occurrence of an event that would cause a material adverse effect upon the operations or financial condition of either HCYC or AlphaTime that would prevent completion of the Business Combination or otherwise permit the parties thereto to withdraw from or abandon the Business Combination;

●	Risk of Share Price Decline. The possibility that the HCYC share price may decline because the investing public may assign lower values to AlphaTime’s business than the values HCYC used in negotiating the terms of the Business Combination;

●	Lack of Accretion; Dilution. The possibility that the Business Combination may not be accretive to HCYC’s stockholders and that the exchange ratio as between the AlphaTime shareholders and the HCYC shareholders will be dilutive to the value of the holdings of HCYC’s stockholders;

●	Risk of Asset Impairment. The possibility that any goodwill or identifiable intangible assets we record due to the Combination could become impaired; and

●	Opportunity Costs. The foreclosure of other possible transformative transactions for HCYC that cannot be pursued because of the limited resources of HCYC’s management team to investigate or evaluate any such possible transactions.

The HCYC Board believed that, overall, the potential benefits of the Business Combination to HCYC and its stockholders outweigh the risks considered by the HCYC Board.

127

After considering the factors discussed above, the HCYC Board (i) determined that it is advisable, fair to, and in the best interests of HCYC and its stockholders to enter into the Merger Agreement; and (ii) adopted the Merger Agreement and approved the transactions contemplated thereby.

The HCYC Board realized that there can be no assurance about future results, including results considered or expected as described in the factors listed above. It should be noted that this explanation of the HCYC Board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”

Satisfaction of 80% Test

After consideration of the factors identified and discussed in the section entitled “The Business Combination Proposal-Reasons for AlphaTime Board’s Approval of the Business Combination,” the AlphaTime Board concluded that the Business Combination met the requirements disclosed in the IPO prospectus with respect to AlphaTime’s initial business combination, including that the Business Combination had a fair market value of at least 80% of the balance of the funds in the Trust Account at the time of execution of the Merger Agreement.

Interests of AlphaTime Directors and Officers in the Business Combination

In considering the recommendation of the AlphaTime Board to vote in favor of approval of the Business Combination Proposal, the Initial Mergers Proposal and the Adjournment Proposal, you should keep in mind AlphaTime’s directors and officers have interests in such proposals that are different from, or in addition to, your interests as a shareholder. These interests include, among other things, the following:

●	AlphaTime’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on AlphaTime’s behalf, such as identifying and investigating possible business targets and business combinations. As of the Record Date, there are no out-of-pocket expenses due to be reimbursed.

●	The Sponsor may convert any working capital loans that it may make to AlphaTime into up to an additional 30,000 Private Placement Units at the price of $10.00 per Private Placement Unit.

●	The Sponsor, officers and directors have agreed not to redeem any ATMC Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination.

●	At the Extension Meeting on December 28, 2023, AlphaTime adopted the Existing AlphaTime Articles reflecting the extension of the termination date from January 4, 2024 up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its IPO for a total of twelve (12) months after January 4, 2025 (assuming a business combination has not occurred)).

●

AlphaTime also entered into the Trust Agreement Amendment, pursuant to which the AlphaTime has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing $55,000 into the Trust Account for each monthly extension until January 4, 2025 (assuming a business combination has not occurred), in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

128

●

In connection with this extension, on December 28, 2023, AlphaTime also entered into a non-interest bearing promissory note with the Sponsor for $660,000 which shall be payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On January 4, 2024, AlphaTime deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024, to April 4, 2024. On April 4, 2024, AlphaTime deposited $55,000 into the Trust Account to extend the deadline to complete a business combination from April 4, 2024 to May 4, 2024. Subsequently, on May 3, 2024, AlphaTime deposited $55,000 into the Trust Account to extend the deadline to complete a business combination from May 4, 2024, to June 4, 2024. Further, the Company has deposited $165,000 in aggregate into the Trust Account from April to June to extend the deadline to complete the business combination from April 4, 2024 to July 4, 2024. Subsequent to June 30, 2024, the company has deposited $110,000 to extend the timeline for completion of business combination from July 4, 2024 to September 4, 2024. On September 3, 2024 and October 2, 2024, respectively, the Company entered into the extension letters with the sponsors to extend the timeline of the business combination from September 4, 2024 to November 4, 2024. An aggregate of $110,000 extension fund is expected to be deposited into the trust account by the sponsors.

●	At the extraordinary general meeting of AlphaTime shareholders on December 20, 2024 (the “Second Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the of the date by which AlphaTime must consummate a business combination from January 4, 2025 up to nine (9) times, each comprised of one month each up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its IPO for a total of nine (9) months after October 4, 2025 (assuming a business combination has not occurred)).

●	In connection with the shareholders’ vote at the Second Meeting, the Second Redemption resulted in holders of 3,403,976 ATMC Ordinary Shares of the Company exercising their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 ATMC Ordinary Shares outstanding.

●	The Company also entered into the Second Trust Agreement Amendment, pursuant to which the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the termination date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

●	The Sponsor, directors and officers paid an aggregate of $25,000 for the founder shares and that such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $21,476,250, based on the closing price of the ATMC Ordinary Shares of $12.45 per share on the Record Date, resulting in a theoretical gain of $21,451,250.

●	The Sponsor, directors and officers paid an aggregate of $4,092,000 for the Private Placement Units in connection with the private placement, which was consummated in connection with the closing of the IPO, which if unrestricted, separated into their component parts and freely tradable would be valued at an aggregate total of approximately $52,254,840, based on the closing price of the ATMC Ordinary Shares of $12.45 per share, the Public Rights of $0.23 and the Public Warrants of $0.09 per warrant on the Record Date, resulting in a theoretical aggregate gain of $48,162,840.

●	Certain of AlphaTime’s officers and directors collectively own, directly or indirectly, a material interest in the Sponsor.

●	At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026 (i.e., for a period of time ending up to 36 months after the consummation of its IPO (assuming a business combination has not occurred).

●	In connection with the shareholders’ vote at the Third Meeting, the Third Redemption resulted in holders of 917,814 ATMC Ordinary Shares of the Company exercising their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding.

●	The Company also entered into the Third Trust Agreement Amendment. Pursuant to the Third Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor and its affiliates can earn a positive rate of return on their investment, even if other AlphaTime shareholders experience a negative rate of return in the post-business combination company.

●	The Merger Agreement provides for the indemnification of AlphaTime’s current directors and officers and the continuation of directors and officers liability insurance covering AlphaTime’s current directors and officers for a period of six (6) years from the Acquisition Merger Effective Time.

●	officers and directors (or their affiliates) may make loans from time to time to AlphaTime to fund certain AlphaTime capital requirements. As of the date of this proxy statement/prospectus, no such loans have been made, but loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to AlphaTime outside of the Trust Account.

●	The Sponsor, officers and directors will lose their entire investment in AlphaTime if an initial business combination is not completed.

Further, as of the date of this proxy statement/prospectus, there has been no reimbursement to the Sponsor or AlphaTime’s officers or directors for any out-of-pocket expenses incurred in connection with activities on AlphaTime’s behalf, and no such amounts have been incurred as of the date of this proxy statement/prospectus. As of the date of this proxy statement/prospectus, the Sponsor has incurred approximately $784,700 of expenses on AlphaTime’s behalf, of which approximately $0 has been repaid by AlphaTime to the Sponsor. The balance may be repaid by AlphaTime at the Closing.

At any time prior to the Extraordinary General Meeting, during a period when they are not then aware of any material nonpublic information regarding AlphaTime or its securities, AlphaTime’s officers and directors, AlphaTime or AlphaTime’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire ATMC Ordinary Shares or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares entitled to vote at the Extraordinary General Meeting to approve the Business Combination Proposal vote in its favor and that AlphaTime has in excess of the required dollar amount to consummate the Business Combination under the Merger Agreement, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the initial shareholders of AlphaTime for nominal value.

129

Entering into any such arrangements may have a depressive effect on ATMC Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he, she or it owns, either prior to or immediately after the Extraordinary General Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other proposals to be presented at the Extraordinary General Meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that AlphaTime will have in excess of the required amount of cash available to consummate the Business Combination as described above. As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into.

Compensation Received by the Sponsor and its Affiliates

On September 28, 2021, AlphaTime’s sponsor acquired 1,437,500 Founder Shares for an aggregate purchase price of $25,000. On January 8, 2022, AlphaTime’s sponsor acquired an additional 287,500 Founder Shares for no additional consideration, resulting in the sponsor holding an aggregate of 1,725,000 Founder Shares. Prior to the initial investment in the company of $25,000 by the sponsor, AlphaTime had no assets, tangible or intangible. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent approximately 20% of the outstanding shares upon completion of the IPO (excluding the private shares and shares underlying the IPO). Concurrent with the closing of the IPO, the Sponsor sold to Chardan or its designees 132,825 of these Founder Shares at a purchase price of $2.00 per share and an aggregate purchase price of $265,650.

On November 9, 2021, AlphaTime entered into an agreement with TenX Global Capital LP (“TenX”) to provide AlphaTime with advisory service in connection with its Initial Public Offering and business combination, to assist in hiring consultants and other service providers and other relevant services to commence trading including filing the necessary documents as part of the transaction. TenX will also assist in preparing AlphaTime for investor presentations, conferences for due diligence, deal structuring and term negotiations. As compensation for TenX’s services to AlphaTime, AlphaTime has paid an aggregate of $200,000 to TenX.

Sponsors’ Prior SPAC Experience

Affiliates of our Sponsors have extensive history in capital markets transactions, including with special purpose acquisition companies (“SPACs”). The following are brief summaries of SPAC in which the affiliates of our Sponsors have been in or are currently involved:

Taylor Zhang: TenX Keane Acquisition

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Mr. Zhang is also the Chief Financial Officer of TenX. TenX’s initial public offering closed on October 18, 2022, raising $66 million. On October 24, 2023, TenX announced that it had entered into an Agreement and Plan of Merger and Reorganization dated October 23, 2023, by and among TenX, TenX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of TenX, Citius Pharmaceuticals, Inc., a Nevada corporation (“Citius Pharma”), and Citius Oncology, Inc., a Delaware corporation and wholly owned subsidiary of Citius Pharma, to acquire Citius Oncology (the “Citius Merger”). The combined company will own and operate the business of developing and commercializing LYMPHIRTM (denileukin diftitox), a late state oncology immunotherapy.

TenX’s sponsor was 10XYZ Holding, L.P., a Delaware limited partnership (“10XYZ”). 10XYZ is controlled by its general partner, 10XYZ Management LLC, a Delaware limited liability company. Mr. Zhang is one of 10XYZ Management LLC’s two managing members. 10XYZ was formed for the purpose of acting as the sponsor in connection with TenX’s initial public offering, and the sponsor conducts no other business.

Pursuant to the third amended and restated memorandum and articles of association of TenX, TenX had until April 18, 2024 to consummate its business combination, provided however that TenX was able to subsequently extend the period of time to consummate a business combination up to seven (7) times for an additional one (1) month each time from April 18, 2024 to November 18, 2024, if requested by 10XYZ, subject to 10XYZ or its designee, depositing the lesser of (i) $66,667 or (ii) $0.03 per public share, for each month during the subsequent additional one (1) month extensions from April 18, 2024 to November 18, 2024, that is needed to complete an initial business combination.

Four (4) of the possible seven (7) time extensions were effected, on April 26, 2024, May 17, 2024, June 17, 2024, and July 17, 2024, respectively. On each such date, Citius Pharma deposited $66,667 into the trust account of TenX to extend the timeline to complete a business combination for an additional one (1) month period.

In connection with the TenX shareholder vote relating to the Citius Merger, holders of 4,297,828 TenX ordinary shares sold in TenX’s initial public offering properly exercised their rights to have such shares redeemed for a pro rata portion of the approximately $49,265,965.44 in the trust account holding the proceeds from TenX’s initial public offering, or approximately $11.46 per share. On August 12, 2024, the Citius Merger was consummated, and the combined company is listed on the Nasdaq under ticker symbol “CTOR”.

130

Taylor Zhang: Bayview Acquisition Corp

Our Sponsor, Alphamade Holding LP, is controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. Taylor Zhang also controls Bayview Holding Management LLC, a Delaware limited liability company, which is the general partner of and controls Bayview Holding LP, a Delaware limited partnership (“Bayview Sponsor 1”) and one of two sponsors of Bayview Acquisition Corp, Cayman Islands exempted company and SPAC (“Bayview”).

Bayview Sponsor 1, along with Bayview’s additional sponsor, Peace Investment Holdings Limited, a British Virgin islands company, was responsible for organizing, directing and managing the business and affairs of Bayview from its incorporation until consummation of its initial public offering. Bayview Sponsor 1’s activities included identifying and negotiating terms with the representative of the underwriters in Bayview’s initial public offering, other third-party service providers such as Bayview’s auditors and legal counsel, and Bayview’s original directors and officers. Since the initial public offering, Bayview Sponsor 1 has assisted Bayview’s management in identifying and negotiating terms with Oabay (defined below). Bayview Sponsor 1 has had no operations outside of the responsibilities described above that it had and fulfilled to Bayview.

On June 7, 2024, Bayview entered into an Agreement and Plan of Merger (as amended by the First Amendment to the Agreement and Plan of Merger, dated June 26, 2024, and as may be further amended, the “Oabay Merger Agreement”) by and among Bayview, Oabay Holding Company, a Cayman Islands exempted company limited by shares (“Oabay PubCo”), Oabay Inc., a Cayman Islands exempted company limited by shares (“Oabay”), Bayview Merger Sub I Limited, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, Bayview Merger Sub 2, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, Oabay Merger Sub Limited, a Cayman Islands exempted company limited by shares and wholly owned subsidiary of Oabay PubCo, BLAFC Limited, a business company limited by shares in the British Virgin Islands, Bayview Sponsor and Peace Investment Holdings Limited, a Delaware limited partnership. Oabay conducts its business operations in China through Oabay’s several operating subsidiary entities, which provide trade credit digital transformation solutions that primarily consist of supply chain finance cloud services and trade credit management cloud services. The board of directors of Bayview unanimously approved the Oabay Merger Agreement and the transactions related thereto and resolved to recommend the approval and adoption of the Oabay Merger Agreement and the transactions related thereto by the shareholders of Bayview.

On September 16, 2024, Bayview held an extraordinary general meeting (the “Bayview Extension Meeting”), at which holders of 6,292,615 Bayview’s ordinary shares approved two proposals: (i) a proposal to amend Bayview’s restated memorandum and articles of association to extend the date by which Bayview must complete its initial business combination from September 19, 2024 (the “Bayview Termination Date”) to up to June 19, 2025, assuming the exercise of all nine one-month extensions and (ii) a proposal to amend the Company’s investment management trust agreement, dated December 14, 2023 by and between Bayview and Equiniti Trust Company, LLC, to allow Bayview to extend the Bayview Termination Date by exercising up to nine extensions, from the Bayivew Termination Date to June 19, 2025, by depositing into Bayview’s trust account $125,000 for each extension, until June 19, 2025. In connection with the vote to approve the Bayview Extension Meeting proposals, holders of 2,290,989 Bayview ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $10.39 per share, for an aggregate redemption amount of approximately $23,803,376. Immediately following such redemptions, there were 5,441,511 Bayview ordinary shares issued and outstanding, including 3,709,011 Bayview ordinary shares held by public shareholders.

Bayview’s business combination with Oabay is expected to be consummated after obtaining the required approvals of the shareholders of Bayview and Oabay and the satisfaction of certain other customary closing conditions, including the filing and effectiveness of a registration statement with the SEC.

Potential Purchases of Public Shares

In connection with the shareholder vote to approve the Business Combination, the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may privately negotiate transactions to purchase ATMC Ordinary Shares from shareholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. There is no limit on the number of ATMC Ordinary Shares the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law, including Rule 14e-5 under the Exchange Act, and the rules of Nasdaq. However, the Sponsor and AlphaTime’s directors, officers, advisors and their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase ATMC Ordinary Shares in such transactions. None of the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such ATMC Ordinary Shares or during a restricted period under Regulation M under the Exchange Act. Such a purchase could include a contractual acknowledgement that such shareholder, although still the record holder of such ATMC Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

In the event that the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

The purpose of any such purchases of ATMC Ordinary Shares could be to (a) increase the likelihood of obtaining shareholder approval of the Business Combination or (b) to satisfy a closing condition in the Merger Agreement, where it appears that such requirement would otherwise not be met. Any such purchases of ATMC Ordinary Shares may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. Further, in the event the Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates were to purchase ATMC Ordinary Shares or Public Warrants in privately negotiated transactions from public holders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

●	such Sponsor, directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;

●	such purchased shares would not be voted in favor of approving the Business Combination;
●	such Sponsor, directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and
●	AlphaTime would disclose in a Current Report on Form 8-K, before the Extraordinary General Meeting, the following:

131

○	the amount of our securities purchased outside of the redemption offer by the Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
○	the purpose of such purchases;
○	the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;
○	the identities of AlphaTime’s selling shareholders for such purchases (if not purchased on the open market) or the nature of AlphaTime’s shareholders (e.g., 5% shareholders) who sold to the Sponsor, directors, officers, advisors or any of their respective affiliates; and
○	the number of ATMC Ordinary Shares for which we have received redemption requests pursuant to the redemption offer.

In addition, if such purchases are made, the public “float” of ATMC Ordinary Shares and the number of beneficial holders of ATMC Ordinary Shares may be reduced, possibly making it difficult for PubCo to obtain the quotation, listing or trading of its securities on a national securities exchange after the completion of the Business Combination.

The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates anticipate that they may identify the shareholders with whom the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates may pursue privately negotiated purchases by either the shareholders contacting us directly or by AlphaTime’s receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination. The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor and AlphaTime’s officers, directors, advisors and any of their respective affiliates will not make purchases of AlphaTime Share if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Appraisal Rights

AlphaTime shareholders who hold ATMC Ordinary Shares may have appraisal rights in connection with the First SPAC Merger under the Cayman Companies Act. In this proxy statement/prospectus, these appraisal or dissent rights are sometimes referred to as “Dissent Rights.” Holders of record of ATMC Ordinary Shares wishing to exercise such Dissent Rights and make a demand for payment of the fair value for his, her or its ATMC Ordinary Shares must give written objection to the First SPAC Merger to AlphaTime prior to the shareholder vote at the Extraordinary General Meeting of AlphaTime to approve the First SPAC Merger and follow the procedures set out in section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange.

Voting Power, Implied Ownership and Implied Share Values of PubCo Upon Consummation of the Business Combination

The following table illustrates varying pro forma voting power and implied ownership levels in PubCo immediately following the consummation of the Business Combination based on the No Further Redemption Scenario, the 50% Redemption Scenario, the 75% Redemption Scenario and the 100% Redemption Scenario.

The tables below are based on an aggregate of 3,282,556 ATMC Ordinary Shares and include (i) 417,436 ATMC Ordinary Shares held by public shareholders, (ii) 690,000 PubCo shares which will be automatically issued upon the exchange of the Public Rights at Closing, (iii) 409,200 Private Shares underlying the Private Units, (iv) 40,920 PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing, and (v) 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates. The tables below also give effect to the redemption by AlphaTime shareholders on December 28, 2023, of 2,160,774 ATMC Ordinary Shares, on December 20, 2024, of 3,403,976 ATMC Ordinary Shares, and on October 1, 2025, of 917,814 ATMC Ordinary Shares, respectively.

	No Redemption Scenario	50% Redemption Scenario	75% Redemption Scenario	Maximum Redemption Scenario (1)
Net tangible book value of AlphaTime as of June 30, 2025	$10,165,683	$10,165,683	$10,165,683	$10,165,683
Decrease in net tangible book value pursuant to business combination with HCYC	(580,549)	(580,549)	(580,549)	(580,549)
Increase in net tangible book value for pre-closing investment	929,224	929,224	929,224	929,224
Increase in net tangible book value for transaction financing procured by HCYC	11,500,000	11,500,000	11,500,000	11,500,000
Decrease in net tangible book value for payment of offering cost	(1,270,000)	(1,270,000)	(1,270,000)	(1,270,000)
Decrease in net tangible book value for payment of deferred underwriting costs	(2,415,000)	(2,415,000)	(2,415,000)	(2,415,000)
Decrease in net tangible book value for redemption by public shareholders	-	(2,223,393)	(3,335,090)	(4,446,786)
As adjusted net tangible book as of June 30, 2025	$6,966,821	$4,743,428	$3,631,731	$2,520,035

Issued and outstanding shares of AlphaTime’s sponsors and its affiliates as of June 30, 2025	2,134,200	2,134,200	2,134,200	2,134,200
Issuance of ordinary shares to shareholders of HCYC to consummate business combination	7,592,923	7,592,923	7,592,923	7,592,923
Issuance of ordinary shares to shareholders of HCYC for financing procured by HCYC	1,150,000	1,150,000	1,150,000	1,150,000
Issuance of ordinary shares for conversion of public shares from equity	417,436	208,718	104,359	-
Issuance of ordinary shares for conversion of rights into ordinary shares	730,920	730,920	730,920	730,920

As adjusted issued and outstanding shares as of June 30, 2025	12,025,479	11,816,761	11,712,402	11,608,043

Offering price per share in AlphaTime’s IPO	$10.00	$10.00	$10.00	$10.00
Dilution in offering price per share	$(9.42)	$(9.60)	$(9.69)	$(9.78)
Net tangible book value per share	$0.58	$0.40	$0.31	$0.22

(1)	Maximum Redemption Scenario: This presentation assumes a redemption scenario in which 99.7% of AlphaTime’s public shareholders exercise their redemption rights, in which AlphaTime is expected to achieve a minimum of $5,000,001 in net tangible assets (the “NTA”). The Company and AlphaTime intend to obtain additional financing in connection with the Business Combination to be in compliance with the net tangible assets requirement of Nasdaq.

The table below does not include (i) 6,900,000 PubCo Ordinary Shares that underlie AlphaTime’s public warrants, (ii) 409,200 PubCo Ordinary Shares that underlie AlphaTime’s private placement warrants and (iii) the 1,500,000 Earnout Shares (collectively, the “Dilutive Interests”), in each case because none of the Dilutive Interests are exercisable or issuable immediately following the consummation of the Business Combination.

132

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(5)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(2)	1,107,436	9	898,718	8	794,359	7	690,000	6
Sponsors and its affiliates (3)	2,175,120	18	2,175,120	18	2,175,120	19	2,175,120	19
HCYC Shareholders(4)	7,592,923	63	7,592,923	64	7,592,923	65	7,592,923	65
PIPE Shares(5)	1,150,000	10	1,150,000	10	1,150,000	10	1,150,000	10
Total*	12,025,479	100	11,816,761	100	11,712,402	101	11,608,043	100

* Due to rounding, percentages may not total 100%.

(1) For a more detailed description of share ownership upon consummation of the Business Combination, see “Beneficial Ownership of Securities.”

(2) Reflects 417,436 ATMC Ordinary Shares held by public shareholders and 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing.

(3) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, and 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates.

(4) Reflects 7,592,923 PubCo Ordinary Shares held by HCYC shareholders.

(5) Reflects 1,150,000 Pubco Ordinary Shares issued to PIPE investors.

(6) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

The following table presents pro forma voting power and implied ownership of PubCo inclusive of the Dilutive Interests. The following table assumes (i) the Dilutive Interests have been fully exercised and/or vested, (ii) any conditions to the issuance of such Dilutive Interests have been fully satisfied, and (iii) such Dilutive Interests were issued in connection with the consummation of the Business Combination, such that the voting power and implied ownership of PubCo immediately following the consummation of the Business Combination is as follows:

	No Further Redemption Scenario		50% Redemption Scenario		75% Redemption Scenario		100% Redemption Scenario(5)
	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)	PubCo Ordinary Shares	Voting Power and Implied Ownership (%)
Public Shareholders(1)	8,007,436	35	7,798,718	34	7,694,359	34	7,590,000	33
Sponsors and its affiliates (2)	2,584,320	11	2,584,320	11	2,584,320	11	2,584,320	11
HCYC Shareholders(3)	9,092,923	39	9,092,923	40	9,092,923	40	9,092,923	40
PIPE Shares(4)	3,450,000	15	3,450,000	15	3,450,000	15	3,450,000	15
Total*	23,134,679	100	22,925,961	100	22,821,602	100	22,717,243	99

* Due to rounding, percentages may not total 100%.

(1) Reflects 417,436 ATMC Ordinary Shares held by public shareholders, 690,000 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Public Rights at Closing, and 6,900,000 PubCo Ordinary Shares issuable upon exercise of the Public Warrants.

(2) Reflects 409,200 Private Shares underlying the Private Units, 40,920 PubCo Ordinary Shares which will be automatically issued upon the exchange of the Private Rights at Closing, 1,725,000 ATMC Ordinary Shares held by the Sponsors and its affiliates, and 409,200 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(3) Reflects 7,500,000 PubCo Ordinary Shares held by HCYC shareholders and 1,500,000 Earnout Shares (defined below) issuable upon the occurrence of certain events and the Company’s meeting certain financial targets.

(4) Reflects 1,150,000 PubCo Ordinary Shares issued to PIPE investors and 2,300,000 PubCo Ordinary Shares issuable upon exercise of the Private Warrants.

(5) Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

133

The following table illustrates the potential impact of redemptions on the per share value of the shares owned by non-redeeming AlphaTime shareholders as well as the effective underwriting fees at the following redemption levels, exclusive of the Dilutive Interests:

	Redemption Level
	100%(2)			75%			50%			0%
Implied value per public share - Pre-Closing		$0			$1.47			$2.59		$4.21
Implied Value per public share - Post Closing(1)	$	n/a			$0.39			$0.76		$1.42
Impact of Underwriting Fees	$	n/a		$	n/a		$	n/a		$0.68
Effective Underwriting Fee %		n/a	%		n/a	%		n/a	%	51.81%

(1)	Including Founder Shares, shares which will be automatically issued upon the exchange of the Public Rights at Closing, Private Shares underlying the Private Units, and PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing.
(2)	Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

The following table illustrates the potential impact of redemptions on the per share value of the shares owned by non-redeeming AlphaTime shareholders as well as the effective underwriting fees at the following redemption levels, inclusive of the Dilutive Interests:

	Redemption Level
	100%(2)			75%			50%			0%
Implied value per public share - Pre-Closing		$0			$1.47			$2.59		$4.21
Implied Value per public share - Post Closing(1)	$	n/a			$0.12			$0.22		$0.44
Impact of Underwriting Fees	$	n/a		$	n/a		$	n/a		$0.21
Effective Underwriting Fee %		n/a	%		n/a	%		n/a	%	51.81%

(1)	Including the Dilutive Interests, Founder Shares, shares which will be automatically issued upon the exchange of the Public Rights at Closing, Private Shares underlying the Private Units, and PubCo shares which will be automatically issued upon the exchange of the Private Rights at Closing.
(2)	Assumes that ATMC public shareholders holding approximately 417,436 ATMC Ordinary Shares subject to possible redemption will exercise their redemption rights upon consummation of the Business Combination at a redemption price of approximately $12.38 per share.

Anticipated Accounting Treatment

The Business Combination will be treated as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, AlphaTime will be treated as the “acquired” company for financial reporting purposes, and HCYC will be determined to be the accounting acquirer. Accordingly, the Business Combination will be treated as the equivalent of HCYC issuing shares for the net assets of AlphaTime, accompanied by a recapitalization. The net assets of AlphaTime will be stated at historical cost, with no goodwill or other intangible assets recorded.

Redemption Rights

Holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or abstain from voting on, the Proposals. Pursuant to the Existing AlphaTime Articles, holders of Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of then-outstanding Public Shares. As of the date of this proxy statement/prospectus, this would have amounted to approximately US$11.41 per share.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares, or

(b) hold Public Shares through Units and you elect to separate your Public Units into the underlying public shares prior to exercising your redemption rights with respect to the public shares; and

134

(ii)	prior to 5:00 p.m., Eastern Time, on December 3, 2025, (a) submit a written request to Equiniti that AlphaTime redeem your public shares for cash and (b) deliver your public shares to American, physically or electronically through DTC.

Holders of outstanding Public Units must separate the underlying ATMC Ordinary Shares prior to exercising Redemption Rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, the holder must deliver the certificate for its Public Units to American, with written instructions to separate the Public Units into their individual component parts. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the public shares from the Public Units.

If a holder exercises its Redemption Rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of AlphaTime. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands Redemption and delivers its shares (either physically or electronically) to American in accordance with the procedures described herein. Please see the section entitled “The Extraordinary General Meeting  - Redemption Rights” for the procedures to be followed if you wish to redeem your public shares for cash.

Pursuant to the Existing AlphaTime Articles, a Public Shareholder may request that AlphaTime redeem all or a portion of his, her or its Public Shares for cash if the Business Combination is consummated. Holders of Public Shares or Units who wish to exercise their redemption rights and they hold their Public Shares through Units, must (i) elect to separate their Units into the underlying Public Shares and Warrants and (ii) prior to 5:00 p.m., Eastern Time, on December 3, 2025 (which date is two business days before the scheduled vote at the Extraordinary General Meeting), (A) submit a written request to the Transfer Agent, which request includes the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of their Public Shares for cash and (B) deliver their Public Shares to the Transfer Agent physically or electronically using the DTC’s Deposit and Withdrawal at Custodian (“DWAC”) system. Any holder of Public Shares will be entitled to demand that such holder’s Public Shares be redeemed for a full pro rata portion of the amount then in the Trust Account (including interest earned on the Trust Account not previously released to AlphaTime to pay its taxes, net of taxes payable) (which, for illustrative purposes, was approximately $4.79 million, or $11.46 per Public Share, as of November 12, 2025). Such amount, less any owed but unpaid taxes on the funds in the Trust Account, will be paid promptly upon consummation of the Business Combination.

Prior to exercising redemption rights, Public Shareholders should verify the market price of the Ordinary Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the Redemption Price. AlphaTime cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in the Ordinary Shares when Public Shareholders wish to sell their shares.

Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time up to the deadline to submitting redemption requests and thereafter, with AlphaTime’s consent, until the Closing. If a holder delivers its Public Shares for redemption to the Transfer Agent and later decides to withdraw such request prior to the deadline for submitting redemption requests, the holder may request that the Transfer Agent return the shares (physically or electronically).

Any written demand of redemption rights must be received by the Transfer Agent prior to the redemption deadline. No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to the Transfer Agent prior to the deadline for submitting redemption requests.

Notwithstanding the foregoing, a holder of Public Shares, together with any affiliate or any other person with whom he, she or it is acting in concert or as a partnership, syndicate or other group, will be restricted from seeking redemption with respect to more than 15% of the issued and outstanding Public Shares.

Accordingly, all Public Shares in excess of 15% held by a shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will not be redeemed.

Resolutions to be Voted Upon

The full text of the resolution to be voted upon is as follows:

“IT IS RESOLVED as an ordinary resolution, that the Agreement and Plan of Merger dated as of January 5, 2024 (the “Merger Agreement”) by and among AlphaTime, HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), and HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC” or the “Company”) a copy of which is attached to the accompanying proxy statement/prospectus as Annex A and the transactions contemplated thereunder including: (i) Merger Sub 1 merging with and into AlphaTime with AlphaTime being the surviving entity (the “First SPAC Merger”, and the surviving entity, the “Initial SPAC Surviving Sub”), (ii) immediately following the First SPAC Merger, AlphaTime merging with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (iii) following the Initial Mergers, Merger Sub 3 merging with and into HCYC (the “Acquisition Merger”, and together with the Initial Mergers, the “Mergers”), with HCYC being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the Mergers and other transactions contemplated by the Merger Agreement are collectively referred to as the “Business Combination”), be and is hereby confirmed, approved, adopted and ratified in all respects (the “Business Combination Proposal”).”

Initial Mergers

(a)	the Initial Mergers be and are approved and the Company be and is authorised to (i) merge with the Merger Sub 1 with the Company being the surviving company, and all the undertaking, property and liabilities of the Merger Sub 1 shall vest in the Company by virtue of such merger pursuant to the Companies Act, and (ii) promptly following the such merger, merge with the Merger Sub 2 with the Merger Sub 2 being the surviving company, and all the undertaking, property and liabilities of the Company shall vest in the Merger Sub 2 by virtue of such merger pursuant to the Companies Act;

135

(b)	in accordance with Section 233(4) of the Companies Act, the Plans of Merger be and are approved;

(c)	subject to the shareholders’ approval of the Company approving the Initial Mergers and Plans of Merger, and there being no holders of any security interests granted by the Company,

(i)	any Director be, and is hereby, authorized to execute the Plans of Merger for and on behalf of the Company;

(ii)	the registered office provider of the Company (the RO Provider) be, and is hereby, authorized to file the Plans of Merger (together with all other necessary and required documentation) with the Registrar of Companies of the Cayman Islands (the Cayman Registrar) in accordance with the relevant provisions of the Companies Act and shall cause to be made all other filings or recordings as required by the Companies Act in connection with the Initial Mergers;

(d)	at the First SPAC Merger Effective Time, all the rights, property of every description including choses in action, business, undertaking, goodwill, benefits, immunities and privileges of the Merger Sub 1 shall immediately vest in the Company as surviving company of the First SPAC Merger, and at the Second SPAC Merger Effective Time, all the rights, property of every description including choses in action, business, undertaking, goodwill, benefits, immunities and privileges of the Company shall immediately vest in the Merger Sub 2 as surviving company of the Second SPAC Merger;

Adoption of Memorandum and Articles of Association

(e)	adoption of the memorandum and articles of association of Merger Sub 1, as in effect immediately prior to the First SPAC Merger Effective Time, as the memorandum and articles of association of the Initial SPAC Surviving Sub until thereafter amended as provided therein, herein and under the Companies Act, except that the name of the Initial SPAC Surviving Sub reflected therein shall be “AlphaTime Acquisition Corp”, be and is hereby approved, and the same be submitted to the Company’s shareholders for approval and adoption, and, subject to such approval, such memorandum and articles of association be filed with the Cayman Registrar upon taken effect;

Votes Required for Approval

Approval of this Business Combination Proposal is cross conditioned upon the approval of the Initial Mergers Proposal. It is also a condition to the consummation of the Business Combination. If either this Business Combination Proposal or the Initial Mergers Proposal is not approved, the Business Combination will not take place. The approval of the Business Combination Proposal requires an ordinary resolution under Existing AlphaTime Articles, being the affirmative vote of the holders of a majority of issued ATMC Ordinary Shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any ATMC Ordinary Shares owned by it in favor of the Business Combination Proposal. As of the date hereof, the Sponsor owns approximately 28.6% of the issued and outstanding ATMC Ordinary Shares and have not purchased any Public Shares, but may do so at any time, subject to certain requirements discussed under “-Interests of AlphaTime Directors and Officers in the Business Combination-Potential Purchases of Public Shares.” As a result, the Sponsor does not unilaterally own sufficient shares to approve the Business Combination Proposal.

Board Recommendation

THE ALPHATIME BOARD UNANIMOUSLY RECOMMENDS THAT ALPHATIME’S SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL

136

THE INITIAL MERGERS PROPOSAL

Overview

In connection with the Business Combination, AlphaTime shareholders are being asked to consider and vote upon, to approve and authorize by special resolution, the First SPAC Merger, the Second SPAC Merger and the respective plans of merger in connection with each of the Initial Mergers. The form of the First Plan of Merger and Second Plan of Merger are attached to this proxy statement/prospectus as Annex D and E, respectively.

Reasons for the Merger Proposal

The authorization of the First Plan of Merger (including, without limitation, the proposed amendment and restatement of the Existing AlphaTime Articles by deletion in their entirety and the substitution in their place of the fourth amended and restated memorandum and articles of association of AlphaTime (as the surviving entity), and the amendment to the authorized share capital of Alphatime at the effective time of the First SPAC Merger) and the Second Plan of Merger requires the approval of AlphaTime shareholders as a matter of Cayman Islands laws.

Resolution

The full text of the resolution to be voted upon is as follows:

“IT IS RESOLVED as a special resolution, that

(a)	the First SPAC Merger and the plan of merger in connection with the First SPAC Merger, the form of which is attached to the accompanying proxy statement/prospectus as Annex D (the “First Plan of Merger”), and any and all transactions provided for in the First Plan of Merger including, without limitation, at the effective time of the First SPAC Merger, (i) the memorandum and articles of association of AlphaTime will be deleted in their entirety and in substitution in their place the fourth amended and restated memorandum and articles of association of AlphaTime (as the surviving entity) in the form attached as Annexure 2 to the First Plan of Merger (the “Surviving AlphaTime Articles”) and (ii) the authorised share capital of AlphaTime shall be amended as follows: (A) every 10,000 preference shares of a par value of US$0.0001 each shall be consolidated into one preference share of a par value of US$1.00 and be redesignated as ordinary shares of US$1.00 par value each; (B) every 10,000 ordinary shares of a par value of US$0.0001 each shall be consolidated into one ordinary share of a par value of US$1.00; and (C) 29,900 authorized but unissued ordinary shares of a par value of US$1.00 each shall be created, with such rights, privileges and conditions as set out in the Surviving AlphaTime Articles, such that following these changes, the authorised share capital of AlphaTime shall be increased to US$50,000 divided into 50,000 ordinary shares of a par value of US$1.00 each; and

(b)	the Second SPAC Merger and the plan of merger in connection with the Second SPAC Merger, the form of which is attached to the accompanying proxy statement/prospectus as Annex E (the “Second Plan of Merger”), and any and all transactions provided for in the Second Plan of Merger, be approved and authorized in all respects (the “Initial Mergers Proposal”).”

Vote Required for Approval

Approval of this Initial Mergers Proposal is cross conditioned upon the approval of the Business Combination Proposal. It is also a condition to the consummation of the Business Combination. If either this Initial Mergers Proposal or the Business Combination Proposal is not approved, the Business Combination will not take place.

This Initial Mergers Proposal will be approved and adopted only if holders of a majority of at least two-thirds of the issued and outstanding ATMC Ordinary Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote and voted at the Extraordinary General Meeting vote “FOR” the Initial Mergers Proposal. Neither a shareholder’s failure to vote during the Extraordinary General Meeting or by proxy nor an abstention will be considered a vote “FOR.” An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any ATMC Ordinary Shares owned by it in favor of the Business Combination Proposal. As of the date hereof, the Sponsor owns approximately 28.6% of the issued and outstanding ATMC Ordinary Shares and have not purchased any Public Shares, but may do so at any time, subject to certain requirements discussed under “The Business Combination Proposal -Interests of AlphaTime Directors and Officers in the Business Combination-Potential Purchases of Public Shares.” As a result, the Sponsor does not unilaterally own sufficient shares to approve the Business Combination Proposal.

Board Recommendation

THE ALPHATIME BOARD UNANIMOUSLY RECOMMENDS THAT ALPHATIME’S SHAREHOLDERS VOTE “FOR” THE INITIAL MERGERS PROPOSAL.

137

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the chairman’s adjournment of the Extraordinary General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Extraordinary General Meeting to approve the other Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chairman will not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Extraordinary General Meeting to approve the Business Combination Proposal.

Resolutions to be Voted Upon

The full text of the resolutions to be proposed is as follows:

“IT IS RESOLVED, that as there are insufficient proxies received at the time of the Meeting to authorize, approve the other Proposals at the Meeting, the chairman of the Meeting be instructed to adjourn the Meeting in order to allow AlphaTime to solicit additional proxies in favor of the approval of the other Proposal.”

Vote Required for Approval

The Adjournment Proposal is not conditioned on any other proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued ATMC Ordinary Shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any ATMC Ordinary Shares owned by it in favor of the Business Combination Proposal. As of the date hereof, the Sponsor owns approximately 28.6% of the issued and outstanding ATMC Ordinary Shares and have not purchased any Public Shares, but may do so at any time, subject to certain requirements discussed under “The Business Combination Proposal-Interests of AlphaTime Directors and Officers in the Business Combination-Potential Purchases of Public Shares.” As a result, the Sponsor does not unilaterally own sufficient shares to approve the Business Combination Proposal.

Board Recommendation

THE ALPHATIME BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

138

INFORMATION RELATED TO PUBCO

PubCo was incorporated as an exempted company under the laws of Cayman Islands on December 15, 2023, solely for the purpose of effectuating the Business Combination.

PubCo was incorporated with an authorized share capital of US$50,000 divided into 50,000 ordinary shares par value of US$1.00 each. For descriptions of Pubco Securities, please see the section entitled “Description of Pubco Securities.” At incorporation, its assets consisted of the par value contributed for its sole outstanding share.

PubCo’s corporate purpose is unrestricted and PubCo shall have the full power and authority to carry out any object not prohibited by the Cayman Companies Act or any other law of the Cayman Islands.

PubCo will, immediately after the consummation of the Business Combination at the Closing on the Closing Date, qualify as a foreign private issuer as defined in Rule 3b-4 under the Exchange Act.

Memorandum and Articles of Association

At the consummation of the Business Combination at the Closing on the Closing Date, the amended and restated memorandum and articles of association of PubCo shall be substantially in the form attached to this proxy statement/prospectus as Annex B. See section entitled “Description of PubCo Securities.”

Principal Executive Office

The mailing address of PubCo is Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong. After the consummation of the Business Combination at the Closing on the Closing Date, its principal executive office shall be that of Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong.

Financial Year

HCYC has no material assets and does not operate any businesses. Accordingly, no financial statements of HCYC have been included in this proxy statement/prospectus. HCYC’s financial year is currently the calendar year.

Subsidiaries

Each of HCYC Merger Sub Limited, ATMC Merger Sub 1 Limited, ATMC Merger Sub 2 Limited are newly incorporated Cayman Island exempted companies and direct wholly-owned subsidiaries of PubCo. As of the date of this proxy statement/prospectus, none of HCYC Merger Sub Limited, ATMC Merger Sub 1 Limited, ATMC Merger Sub 2 Limited has conducted any material activities other than those incident to its formation and to the matters contemplated by the Merger Agreement.

Sole Shareholder

Prior to the consummation of the Business Combination, the controlling shareholder of PubCo is Xiameng Ding. Upon the consummation of the Business Combination, PubCo will become a new public company owned by the prior PubCo Shareholders, the prior holders of AlphaTime shares and rights, and the Sponsor.

Board of Directors

Upon the consummation of the Business Combination, the number of directors of PubCo is expected to be to four persons, including three independent directors. Immediately following the consummation of the Business Combination, the composition of PubCo’s board of directors will satisfy the applicable independence requirements under the Listing Rules of Nasdaq and Rule 10A-3 of the Exchange Act.

Legal Proceedings

As of the date of this proxy statement/prospectus, PubCo was not party to any material legal proceedings. In the future, PubCo may become party to legal matters and claims arising in the ordinary course of business.

Properties

PubCo currently does not own or lease any physical property.

Employees

PubCo currently has 10 employees.

139

INFORMATION RELATED TO ALPHATIME

Unless the context otherwise requires, all references in this section to the “Company,” “we,” “us” or “our” refer to AlphaTime prior to the consummation of the Business Combination.

Overview

AlphaTime Acquisition Corp is a blank check company incorporated on September 15, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On September 27, 2023, AlphaTime notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate a Business Combination from October 4, 2023, to January 4, 2024. The extension was the first of up to three (3) three-month extensions permitted under the Company’s original charter. In connection with such extension, the Sponsor deposited an aggregate of $690,000 into the Trust Account, on behalf of the Company on September 27, 2023. As approved by the shareholders of AlphaTime, by ordinary resolution, at an extraordinary general meeting of shareholders held on December 28, 2023, the Company entered into the Trust Agreement Amendment, pursuant to which the Company extended the date by which it has to complete a business combination (the “Termination Date”) from January 4, 2024, up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension until January 4, 2025 in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination. In connection with the shareholders’ vote at the meeting, 2,160,774 ordinary shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) was removed from the Trust Account to pay such holders and approximately $51,252,520.84 remains in the Trust Account. Following the aforementioned redemptions, AlphaTime has 6,873,426 ordinary shares outstanding.

As approved by the shareholders of AlphaTime, by ordinary resolution, at an extraordinary general meeting of shareholders held on December 20, 2024, the Company adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 up to nine (9) times, each comprised of one month each up to October 4, 2025. The Company also entered into the Second Trust Agreement Amendment, pursuant to which the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the termination date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination. In connection with the shareholders’ vote at the Second Meeting, the Second Redemption resulted in holders of 3,403,976 ATMC Ordinary Shares of the Company exercising their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 ATMC Ordinary Shares outstanding.

As approved by the shareholders of AlphaTime, by ordinary resolution, at an extraordinary general meeting of shareholders held on October 1, 2025, the Company adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which the Company must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026. The Company also entered into the Third Trust Agreement Amendment, pursuant to which the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination. In connection with the shareholders’ vote at the Third Meeting, the Third Redemption resulted in holders of 917,814 ATMC Ordinary Shares of the Company exercising their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding.

If AlphaTime is unable to complete its initial business combination by January 4, 2026, it will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and all of AlphaTime’s directors and officers waived their rights to participate in any liquidating distribution with respect to the 2,134,200 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

Offering Proceeds Held in Trust

On January 4, 2023, AlphaTime consummated its IPO of 6,000,000 units. Each unit consists of one Public Share, par value $0.0001 per share, one Public Warrant, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Public Share upon the completion of an initial Business Combination, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $60,000,000. On January 6, 2023, Chardan exercised its over-allotment option, which subsequently closed on January 9, 2023, to purchase an additional 900,000 units at a public offering price of $10.00 per unit, generating additional gross proceeds to the Company of $9,000,000.

140

Following the closing of our IPO, an amount of US$70,242,000 from the net proceeds of the sale of the Units our IPO and the sale of the Private Placement Units was placed in the Trust Account which is invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended, or the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by use, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the funds in the Trust Account.

Business Combination Activities

On January 5, 2024, AlphaTime entered into the Merger Agreement by and among AlphaTime, PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3, and HCYC. Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger; (ii) AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger. The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC. The Business Combination is expected to be consummated after obtaining the required approval by the shareholders of AlphaTime and HCYC and the satisfaction of certain other customary closing conditions.

Permitted Purchases of AlphaTime Securities

The Sponsor or AlphaTime’s directors, officers, advisors or any of their respective affiliates may purchase ATMC Ordinary Shares or Public Warrants in privately negotiated transactions or in the open market either prior to or following the completion of AlphaTime’s initial business combination. There is no limit on the number of shares AlphaTime’s Sponsor, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Further, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase ATMC Ordinary Shares or Public Warrants in privately negotiated transactions from public holders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

●	such Sponsor, directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;
●	such purchased shares would not be voted in favor of approving the Business Combination;
●	such Sponsor, directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and
●	AlphaTime would disclose in a Current Report on Form 8-K, before the Extraordinary General Meeting, the following:

○	the amount of our securities purchased outside of the redemption offer by the Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
○	the purpose of such purchases;
○	the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;
○	the identities of AlphaTime’s selling shareholders for such purchases (if not purchased on the open market) or the nature of AlphaTime’s shareholders (e.g., 5% shareholders) who sold to the Sponsor, directors, officers, advisors or any of their respective affiliates; and
○	the number of ATMC Ordinary Shares for which we have received redemption requests pursuant to the redemption offer.

None of the funds held in the Trust Account will be used to purchase ATMC Ordinary Shares or Public Warrants in such transactions prior to completion of an initial business combination.

In addition, if such purchases are made, the public “float” of ATMC Ordinary Shares and the number of beneficial holders of ATMC Ordinary Shares may be reduced, possibly making it difficult for PubCo to obtain the quotation, listing or trading of its securities on a national securities exchange after the completion of the Business Combination.

The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates anticipate that they may identify the shareholders with whom the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates may pursue privately negotiated purchases by either the shareholders contacting us directly or by AlphaTime’s receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination. The Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by the Sponsor or AlphaTime’s officers, directors, advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor and AlphaTime’s officers, directors, advisors and any of their respective affiliates will not make purchases of AlphaTime Share if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Redemption Rights

Pursuant to Existing AlphaTime Articles, our shareholders (except the Initial Shareholders) will be entitled to redeem their public shares for a pro rata share of the Trust Account, net of taxes payable. The Initial Shareholders do not have redemption rights with respect to any ordinary shares owned by them, directly or indirectly.

Automatic Dissolution and Subsequent Liquidation of Trust Account if No Business Combination

If AlphaTime does not complete a business combination by the Termination Date, it will trigger the automatic winding up, dissolution and liquidation pursuant to the terms of its Articles of Association. If AlphaTime is unable to consummate its initial business combination within such time period, it will, as promptly as possible but not more than ten business days thereafter, redeem 100% of AlphaTime’s outstanding public shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not necessary to pay its taxes, and then seek to liquidate and dissolve. In the event of its dissolution and liquidation, the rights and warrants of AlphaTime will expire and will be worthless.

The proceeds deposited in the Trust Account could, however, become subject to claims of our creditors that are in preference to the claims of our public shareholders. Although AlphaTime will seek to have all vendors, service providers (excluding our independent registered public accounting firm), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, AlphaTime will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.18 per public share or (ii) such lesser amount per share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations.

141

While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.18 per share.

If AlphaTime files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced. Additionally, if, after we distribute the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our shareholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.

We cannot assure you that claims will not be brought against us for these reasons.

Each of the Initial Shareholders has agreed to waive its rights to participate in any liquidation of the Trust Account or other assets with respect to the Private Placement Units they held.

Facilities

We currently maintain our executive offices at 420 Lexington Avenue, Room 2446, New York, NY 10170. The cost for our use of this space is included in the $10,000 per month fee we will pay to our sponsor for office space, utilities and secretarial and administrative services. We consider our current office space adequate for our current operations.

Sponsor and its Affiliates

AlphaTime has one “SPAC Sponsor” as such term is defined in item 1602(11) of Regulation S-K, as promulgated under the Securities Act, Alphamade Holding LP, a Delaware limited partnership, which does not have any affiliates.

The Sponsor is in turn controlled by Alphamade Holding Management LLC, its general partner, which is in turn controlled by Mr. Taylor Zhang. The Sponsor was formed for the sole purpose of sponsoring AlphaTime. Prior to its involvement with AlphaTime, the Sponsor did not have any operations. Other than the experience and involvement of Mr. Zhang, the Sponsor does not have any further experience organizing or managing special purpose acquisition companies and is not and never has been involved with other special purpose acquisition companies.

The Sponsor, was responsible for organizing, directing and managing the business and affairs of AlphaTime from its incorporation until consummation of its initial public offering. The Sponsor’s activities included identifying and negotiating terms with the representative of the underwriters in AlphaTime’s initial public offering, other third-party service providers such as AlphaTime’s auditors and legal counsel, and Bayview’s original directors and officers. Since the initial public offering, the Sponsor has assisted AlphaTime’s management in identifying and negotiating terms with HCYC. The Sponsor has had no operations outside of the responsibilities described above that it had and fulfilled to AlphaTime.

On September 28, 2021, the Sponsor acquired an aggregate of 1,437,500 Founder Shares for an aggregate purchase price of $25,000. Thereafter, the Sponsor was issued 287,500 Founder Shares for no additional consideration on January 8, 2022. It currently holds 1,592,175 shares and is expected to hold the same number as of the closing and immediately following the closing of the Business Combination.

Therefore, the Sponsor can earn a positive rate of return on its investment even if other AlphaTime shareholders experience a negative rate of return. The PubCo Ordinary Shares to be held by the Sponsor following the Business Combination will be identical to the PubCo Ordinary Shares to be held by AlphaTime’s Public Shareholders. Pursuant to the SEC’s rules, these PubCo Ordinary Shares may be considered “compensation” awarded to or earned by the Sponsor.

In addition to the above, in connection with the Sponsor’s sponsorship and management of AlphaTime:

●	Pursuant to an administrative services agreement between AlphaTime and the Sponsor entered into in connection with the IPO, the Sponsor has been allowed to charge AlphaTime an allocable share of its overhead, up to $10,000 per month, until to the close of the Business Combination, to compensate it for AlphaTime’s use of its office, utilities and personnel. As of the date of this proxy statement/prospectus, AlphaTime has incurred $330,000 with $100,000 paid to the Sponsor for these services; and

●	On September 30, 2021, the Sponsor issued an unsecured promissory note to AlphaTime, pursuant to which AlphaTime could borrow up to an aggregate principal amount of $300,000. The note was non-interest bearing and payable on the earlier of (i) December 31, 2021, or (ii) the consummation of the IPO. The note expired without any amount ever being lent thereunder.

●	In connection with the IPO, the Sponsor agreed that if the Trust Account is liquidated, including in the event AlphaTime is unable to complete an initial business combination within the required time period, the Sponsor would to indemnify AlphaTime to ensure that the proceeds in the Trust Account are not reduced below $10.18 per Public Share, or such lesser per share amount as is in the Trust Account, by the claims of prospective target businesses with which AlphaTime has entered into an acquisition agreement or claims of any third party for services rendered or products sold to AlphaTime, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Restrictions on sale by the Sponsor of AlphaTime and PubCo securities

Source of Restriction	Term of Restriction
Letter Agreement, dated December 30, 2022, by and among AlphaTime and the Sponsor, among others	Subject to the limited exceptions described further below, the Founder Shares were placed in escrow in connection with the closing of the IPO and may not be transferred until six months after the date of the consummation of an initial business combination by AlphaTime such as the Business Combination, or earlier, if, subsequent to such an initial business combination, AlphaTime consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all AlphaTime shareholders having the right to exchange their shares for cash, securities or other property.

In connection with management of AlphaTime, concurrently with the pricing of AlphaTime’s IPO, AlphaTime and its initial shareholders including the Sponsor, among others, entered into a the letter agreement, dated December 30, 2022, pursuant to which the Sponsor agreed that its Founder Shares were to be placed in escrow in connection with the closing of the IPO and may not be transferred until six months after the date of the consummation of an initial business combination by AlphaTime, such as the Business Combination, or earlier, if, subsequent to such an initial business combination, AlphaTime consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all AlphaTime shareholders having the right to exchange their shares for cash, securities or other property. Pursuant to this letter agreement, the Sponsor agreed it may not seek redemption of its Founder Shares. Therefore, if AlphaTime does not consummate an initial business combination such as the Business Combination prior to the deadline for it to pursuant to the Existing Charter, as may be amended, the Sponsor’s Founder Shares will have no value. Finally, pursuant to this letter agreement, the Sponsor agreed (a) that if AlphaTime were to seek shareholder approval of a proposed initial business combination such as the Business Combination, then the Sponsor shall, subject to all applicable securities laws, vote any AlphaTime Ordinary Shares owned by it in favor of such proposed business combination, and (b) that if AlphaTime seeks to consummate a proposed business combination by engaging in a tender offer, the Sponsor would not sell or tender any AlphaTime Ordinary Shares owned by it in connection therewith.

Employees

We currently have two officers and do not intend to have any full-time employees prior to the completion of our initial business combination. Members of our management team are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any such person will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

142

ALPHATIME’S DIRECTORS AND EXECUTIVE OFFICERS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “our company,” and “AlphaTime” refer to AlphaTime Acquisition Corp.

Current Directors and Executive Officers

AlphaTime’s directors and executive officers are as follows as of the Record Date:

Name	Age	Position
Xinfeng Feng	43	Chairwoman of the Board of Directors
Gan Kim Hai	57	Chief Executive Officer
Yingxuan Shan	29	Chief Financial Officer
Li Wei	54	Independent Director
Wen He	57	Independent Director
Michael L Coyne	35	Independent Director

Xinfeng Feng, our Chairwoman of the Board of Directors, founded Guowangxin (Shenzhen) Investment Co., Ltd. in 2021 and has served as its Chairman ever since. Mr. Feng founded Guoxing Supply China Management Co., Ltd. in 2020 and served as its Executive President. In 2017, Ms. Feng founded Shenzhen Qianhai Zhongshang Wealth Management Co., Ltd and served as its Executive President. From 2015 to 2016, Ms. Feng served as the Operation Manager of Zhongguang Yinrong Capital Management Co., Ltd. From 2012 to 2015, Ms. Feng served as the senior Sales Director of FunDe Sino Life Insurance Co., Ltd. From 2003 to 2009, Ms. Feng served as the Financial Director of Shenzhen Shenxing Technology Development Co., Ltd. Ms. Feng received her Associate Degree from Shenzhen University in 2003. Ms. Feng received her bachelor degree in Finance from Xidian University.

Gan Kim Hai, our Chief Executive Officer, has worked at the Risesun Group where he manages the operation of its Malaysian office and is responsible for the overall business development and market expansion of the Risesun Group since 2016. From 2014 to 2016, Mr. Hai served as IT manager of Ahimsa Vegetarian Group, where he oversaw IT infrastructure and systems across the organization. Mr. Hai received a NCC diploma in computer studies in December 1992 and Universiti Teknologi Malaysia Trust Advisory Certification in November 2023. He was selected to serve as a director due to his experience in Asia.

Yingxuan Shan,  our Chief Financial Officer, has served as a shareholder of Chengdu Beiming Electronics Technology Co., Ltd. since 2023 and is responsible for product development, on-chain transaction analysis, and brand strategy. From 2022 to 2023, she was an IT Auditor at KPMG Enterprise Consulting (China) Co., Ltd., conducting IT audits for multiple banks. From 2021 to 2022, she served as a Risk Control Specialist at Huobi Global Co., Ltd., focusing on KYC compliance and blockchain data analysis. She also has prior experience in financial data analysis and industry research at Guotai Junan Securities. Ms. Shan holds a Master’s degree in Risk Management from New York University and a Bachelor’s degree in Finance from Miami University

Li Wei, our director, is Professor of Practice at the Shanghai Advanced Institute of Finance (SAIF) of Shanghai Jiaotong University, and the Assistant Director of the Shanghai Advanced Institute for Financial Research. Before SAIF, Dr. Wei has served many senior roles in domestic and global financial institutions, including senior partner of Kunyuan Asset Management, Managing Director of Alternative Investment at Citic Securities International, director of the Global Market at Deutsche Bank; director of Institutional Investment Group at Citigroup, Officer & Managing Director of the NYSE Group. In addition to her industry work, Dr. Wei also served as an adjunct professor at Tsinghua PBCSF. Before industry practice, Dr. Wei had been a tenure track assistant professor of finance at Iowa State University, the first senior financial advisor for the Shanghai Stock Exchange and the senior advisor for the Tel Aviv Stock Exchange. Dr. Wei received her Ph.D in finance from the University of Utah, MS and BS from Tsinghua University Beijing.

143

Wen He, our director, is an experienced professional who has 26 years of experience in Internets, Internet-of-Things, IT and software industry. Mr. He also has over 10 years of experience in investment and M&A, where he focuses on fund raising, investment management, equity and bond financing and Fin-tech (e.g. Internets, Internet-of-Things, Blockchain). Mr. He has oversaw and participated in multiple investment, listing and asset restructuring in renewable energy, new material, sustainability, healthcare and high-tech industries. Mr. He now serves as the Vice Manager of Dr. Peng Cloud Computing Ltd. and the President of Haijuhuiren Holding Group. Mr. He served as the Operation Director of Xunye Group, one of the earliest Internet companies in China. Mr. He served as the Vice President of Shenzhen Longmai Information Co., Ltd. President and Technology Director of Naoku Technology Holding Group. In 2001, Mr. He co-founded OP.CN, the predecessor company of Qvod Player, with Xin Wang and served as its Chairman. Mr. He served as the Executive Director of Guangdong Gaohe Financial Leasing Co., Ltd. and the independent director of China Oil Gangran Energy Group Holdings Limited (08132.HK). Mr. He holds an MBA from Columbia Southern University and a Bachelor Degree from Hunan Normal University. Mr. He holds a PMP and ICAA.

Michael L. Coyne, our director, has 7 years of extensive experience in capitals markets, business development, and deal origination. Since 2018, He has been serving as Head of Capital Markets at Ingalls & Snyder, an investment advisory firm based in New York, and is currently a Senior Director. At Ingalls & Snyder, he built a capital markets investing and underwriting business, targeting listed IPOs, secondary offerings, and block trades in technology, biotechnology, SPACs, and closed-end funds. He has participated in hundreds of SPAC transactions through underwriting, merger advisory closing, PIPEs, risk capital sourcing, and selling groups. From August 2015 to February 2018, Mr. Coyne served as Vice President and Head of Syndicate at Capital Integration Systems, an online financial services platform based in New York, where he diversified revenue sources by orchestrating the firm’s first international pre-IPO private placement, increasing client secondary equity trading, and developing relationships with investment banks. From February 2012 to July 2019, Mr. Coyne spent 7 years in the Army National Guard and the U.S. Army as 1st Lieutenant. His positions included Executive Officer, Task Force Officer-in-Charge, Platoon Leader and Operations Officer, which he fulfilled both domestically and in Afghanistan. Mr. Coyne passed the Financial Industry Regulatory Authority (FINRA) Series 7, 63, 24, 79 examinations and is a Securities Industry Essentials (SIE) license holder. Mr. Coyne earned his Bachelor of Arts degree in Political Science and International Affairs from Northeastern University in 2011, and his MBA from Leonard N. Stern School of Business, New York University in 2019. We believe that Mr. Coyne is qualified to serve on our board of directors based on his extensive experience in capitals markets, business development, deal origination and SPACs.

Audit Committee

We have established an audit committee of the board of directors. Li Wei, Wen He and Michael L. Coyne serve as members of our audit committee, with Li Wei serving as the Chairwoman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under NASDAQ listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Li Wei qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

144

We adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●

reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We established a compensation committee of the board of directors. Li Wei, Wen He, and Michael L. Coyne serve as members of our compensation committee, with Wen He serving as the chairman of the compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under NASDAQ listing standards applicable to members of the compensation committee.

145

Pursuant to our Compensation Committee charter, the functions of the Compensation Committee include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire to be paid either prior to or in connection with our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

146

Compensation Committee Interlocks and Insider Participation

None of our officers currently serve, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits our Registration Statement. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Except as disclosed herein, we do not believe any conflict currently exists between us and our founders, and affiliates of our founders may compete with us for acquisition opportunities. If such entities decide to pursue an opportunity, we may be precluded from procuring such opportunity. In addition, investment ideas generated within our founders may be suitable for both us and for an affiliate of founders and may be directed to such entity rather than to us. Neither our founders nor members of our management team who are also employed by or affiliated with our founders will have any obligation to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member specifically in his or her capacity as an officer or director of the company. Our founders and/or our management team, in their capacities as employees or affiliates of our founders or in their other endeavors, may be required to present potential business combinations to future founders’ affiliates or third parties, before they present such opportunities to us.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our business combination. Our amended and restated memorandum and articles of association provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Our officer or director may become an officer or director of any other special purpose acquisition company with a class of securities registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, even before we enter into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 9 months from the closing of our Initial Public Offering (or up to 18 months, if we extend the time to complete a business combination).

Our founders and management may also purchase public units or shares, including in the open market or through privately negotiated transactions. During the offering, if any founders participates in the offering as an anchor investor, they may receive incentives which offer greater economic benefits than those available to public investors in the offering. In addition, in order to incentivize the participation of certain potential anchor investors, our sponsor may offer or share its economics in certain of our securities with such potential anchor investors, the net effect of which could be to provide greater economic benefit to such potential anchor investors than that provided to other investors in the offering.

147

Potential investors should also be aware of the following other potential conflicts of interest:

●	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	Our officers may become an officer or director of any other SPACs even before we enter into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 9 months from the closing of our Initial Public Offering (or up to 18 months, if we extend the time to complete a business combination); as a result, our officers or directors may present a potential target to our competitor that would had been presented to us or devote time to our affairs which may have a negative impact on our ability to complete our initial business combination.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our initial shareholders have agreed to waive their redemption rights for no consideration with respect to any founder shares, private shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our initial shareholders have agreed to waive their redemption rights for no consideration with respect to any founder shares and private shares held by them if we fail to consummate our initial business combination within 9 months from the closing of our Initial Public Offering (or up to 18 months, if we extend the time to complete a business combination). If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private units held in the trust account will be used to fund the redemption of our public shares, and the private units and underlying securities will be worthless. With certain limited exceptions, 50% of the founder shares and private units (and underlying securities) will not be transferable, assignable by our founders until the earlier to occur of: (A) six months after the date of the consummation of our initial business combination, or (B) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares and private units (and underlying securities) may not be transferred, assigned or sold until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. Since members of our management may directly or indirectly own ordinary shares, warrants and rights, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to complete our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

●	Our founders may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our founders or an affiliate of our founders to finance transaction costs in connection with an intended initial business combination. Up to $500,000 of such loans may be convertible into working capital units at a price of $10.00 per unit at the option of the lender. Such working capital units would be identical to the private units sold in the private placement.

The conflicts described above may not be resolved in our favor.

148

In general, officers and directors of a corporation incorporated under the laws of Cayman Islands are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to our company and its shareholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated memorandum and articles of association provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our founders or any affiliate of them, subject to certain approvals and consents. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our shareholders for a vote, our initial shareholders have agreed to vote any founder shares and private shares held by them and any public shares purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime, or against the indemnified person’s own fraud or dishonesty. Our amended and restated memorandum and articles of association provides for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through fraud, willful default or willful neglect. We entered into agreements with our directors and officers to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association. We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

149

Employment Agreements

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the completion of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Executive Officers and Director Compensation

None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on the Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will reimburse our sponsor for office space, utilities and secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. Additionally, certain directors may receive additional compensation in the form of equity interests of the Sponsor for their services. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

150

ALPHATIME’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

References to the “Company,” “our,” “us” or “we” refer to AlphaTime Acquisition Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the unaudited condensed financial statements and the notes related thereto. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors.

We are a blank check company incorporated on September 15, 2021 (“Inception”) as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have generated no revenues to date, and we do not expect that we will generate operating revenues at the earliest until we consummate our initial business combination. We have not selected any specific business combination target and we have not, nor has anyone on our behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with us.

While we may pursue an acquisition or a business combination target in any business or industry, we intend to focus our search on a rapidly-growing and large-scaled target, including but not limited to, targets in the following space: fintech, alternative and clean energy, biotech, logistics, industrial software, artificial intelligence (“AI”) and cloud industry, that can benefit from the expertise and capabilities of our management team. Our efforts in identifying prospective target businesses will not be limited to a particular geographic region, although we intend to focus on businesses in Asia.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities since Inception to June 30, 2025, have been organizational activities and those necessary to consummate the IPO, described below. Following our IPO, we will not generate any operating revenues until the completion of our initial business combination. We will generate non-operating income in the form of interest income after the IPO. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2025, we had a net loss of $127,315, which consists of loss of $290,004 derived from formation and operating costs offset by income earned on investment held in Trust Account of $162,689.

For the six months ended June 30, 2025, we had a net loss of $9,346, which consists of loss of $473,406 derived from formation and operating costs offset by income earned on investment held in Trust Account of $464,060.

For the three months ended June 30, 2024, we had a net income of $385,370, which consists of loss of $290,467 derived from formation and operating costs offset by income earned on investment held in Trust Account of $675,837.

For the six months ended June 30, 2024, we had a net income of $827,635, which consists of loss of $635,370 derived from formation and operating costs offset by income earned on investment held in Trust Account of $1,463,005.

Liquidity and Capital Resources

On January 4, 2023, we consummated our IPO of 6,000,000 units (the “Units”), at $10.00 per Unit, generating gross proceeds of $60,000,000. Simultaneously with the closing of our IPO, we consummated the sale of 370,500 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $3,705,000.

On January 6, 2023, and effective January 9, 2023, the underwriters in our IPO purchased an additional 900,000 Units to exercise its over-allotment option in full at a purchase price of $10.00 per Unit, generating gross proceeds of $9,000,000. Simultaneously with the closing of the full exercise of the over-allotment option, we completed the private sale of an aggregate of 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

151

Following the closing of our IPO and the sale of over-allotment units, an aggregate of $70,242,000 ($10.18 per Unit) from the net proceeds and the sale of the Private Placement Units was held in a Trust Account. As of August 15, 2025, we had marketable securities held in the Trust Account of $15,918,152 consisting of securities held in a treasury money market fund that invests in United States government treasury bills, bonds or notes with a maturity of 180 days or less. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing income earned on the Trust Account (less amounts released to us for taxes payable and deferred underwriting commissions) to complete our initial business combination. We may withdraw interest and dividend income to pay taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the Trust Account. We expect the interest and dividend income earned on the amount in the Trust Account (if any) will be sufficient to pay our taxes. Through June 30, 2025, we did not withdraw any income earned on the Trust Account to pay our taxes. To the extent that our equity or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of June 30, 2025, we had a cash balance of $1,329 and a working capital deficit of $3,893,147. Until the consummation of our IPO, our liquidity needs were satisfied through a capital contribution from our Sponsor of $25,000 to purchase the founder shares. As of June 30, 2025, there was an amount of $1,262,500 outstanding as loan against promissory notes issued to the Sponsor for extension of the period of business combination from October 4, 2023 to November 4, 2024 and an additional loan of $104,979 borrowed from HCYC to extend the business combination period from November 4, 2024 to January 4, 2024. The total deposits made to date were $5,021 less than the amount required to fully fund the extensions through January 4, 2025. On January 4, 2025, February 4, 2025, March 4, 2025, April 4, 2025, May 4, 2025, June 4, 2025, July 4, 2025, August 4, 2025, September 4, 2025 and October 4, 2025, the Company entered into extension letters to extend the timeline of the business combination on a monthly basis through November 4, 2025. Company expects that it will need additional capital to satisfy its liquidity needs beyond the net proceeds from the consummation of the IPO and the proceeds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Initial Business Combination. Although certain of the Company’s initial shareholders, officers and directors or their affiliates have committed to loan the Company funds from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, there is no guarantee that the Company will receive such funds.

The Company will use funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination. In addition, we could use a portion of the funds not being placed in trust to pay commitment fees for financing, fees to consultants to assist us with our search for a target business or as a down payment or to fund a “no-shop” provision (a provision designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination, although we do not have any current intention to do so. If we entered into an agreement where we paid for the right to receive exclusivity from a target business, the amount that would be used as a down payment or to fund a “no-shop” provision would be determined based on the terms of the specific business combination and the amount of our available funds at the time. Our forfeiture of such funds (whether as a result of our breach or otherwise) could result in our not having sufficient funds to continue searching for, or conducting due diligence with respect to, prospective target businesses.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our Founder Shareholders or an affiliate of our Founder Shareholders may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we will repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,262,500 of such loans may be convertible into working capital units, at a price of $10.00 per unit at the option of the lender. The working capital units would be identical to the private units, each consisting of one ordinary share, one private warrant and one right with the same exercise price, exercisability and exercise period, subject to similar limited restrictions as compared to the Units sold in our IPO. The terms of such loans by our Founder Shareholders or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Founder Shareholders or an affiliate of our Founder Shareholders as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account, but in the event that we seek loans from any third parties, we will obtain a waiver against any and all rights to seek access to funds in our trust account.

152

Pursuant to the extension amendment approved by the shareholders by special resolution at the meeting on December 28, 2023, the Company has adopted the Existing AlphaTime Articles, reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024, up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the meeting on December 28, 2023, 2,160,774 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) has been removed from the Trust Account to pay such holders and approximately $51,712,221 remained in the Trust Account. Following the redemptions, the Company has 6,873,426 ATMC Ordinary Shares outstanding.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which the Company must consummate a business combination from the January 4, 2025 up to nine (9) times, each comprised of one month each up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its IPO for a total of nine (9) months after the January 4, 2025 (assuming a business combination has not occurred). The Company also entered into a second amendment to the investment management trust agreement, initially dated December 30, 2022, between AlphaTime and American Stock Transfer & Trust Company (the “Second Trust Agreement Amendment”). Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the January 4, 2025 up to nine (9) times, each comprised of one month each from the termination date or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable termination date or extended date, and depositing into the Trust Account an extension payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 ATMC Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 ATMC Ordinary Shares outstanding.

At an extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026 (i.e., for a period of time ending up to 36 months after the consummation of its IPO (assuming a business combination has not occurred). The Company also entered into the Third Trust Agreement Amendment. Pursuant to the Third Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Third Meeting, the Third Redemption resulted in holders of 917,814 ATMC Ordinary Shares of the Company exercising their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding.

On January 5, 2024, the Company entered into the Merger Agreement by and among the Company, the Acquisition Entities, and HCYC. Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which (i) the Company will merge with and into Merger Sub 1, with the Company surviving such merger; (ii) the Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger. The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of the Company and HCYC. The Business Combination is expected to be consummated after obtaining the required approval by the shareholders of the Company and HCYC and the satisfaction of certain other customary closing conditions.

Accordingly, the accompanying unaudited condensed financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The unaudited condensed financial statement does not include any adjustments that might result from the outcome of this uncertainty. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management plans to address this uncertainty during the period leading up to the Initial Business Combination. The Company cannot provide any assurance that its plans to raise capital or to consummate an Initial Business Combination will be successful. Based on the foregoing, management believes that the Company lacks the financial resources it needs to sustain operations for a reasonable period of time. Moreover, management’s plans to consummate the initial business combination may not be successful. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

153

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of the IPO and the sale of the Private Placement Units held in the Trust Account are invested in U.S. government treasury securities with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Related Party Transactions

On September 28, 2021, our Sponsor received 1,437,500 of the Founder Shares in exchange for $25,000 paid for deferred offering costs borne by our Sponsor.

On January 8, 2022, the board of directors of the Company and our Sponsor, as sole shareholder of the Company, approved, through a special resolution, the following share capital changes:

(a)	Each of the authorized but unissued 200,000,000 class A ordinary shares were cancelled and re-designated as ATMC Ordinary Shares of $0.0001 par value each;
(b)	Each of the 1,437,500 Founder Shares in issue were repurchased in consideration for the issuance of 1,437,500 ATMC Ordinary Shares of $0.0001 par value each; and
(c)	Upon completion of the above steps, the authorized but unissued 20,000,000 Founder Shares were cancelled.

On January 8, 2022, the Company issued an additional 287,500 ATMC Ordinary Shares to our Sponsor for no additional consideration, resulting in our Sponsor holding an aggregate of 1,725,000 ATMC Ordinary Shares (the founder shares). The issuance was considered as a bonus share issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The founder shares include an aggregate of up to 225,000 ATMC Ordinary Shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part.

Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of the IPO (excluding the private shares and shares underlying the UPO). The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the Company by the aggregate number of founder shares issued.

Our Founder Shareholders and advisors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Founder Shareholders, advisors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On September 30, 2021, our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecure and is due at the earlier of (1) December 31, 2022, and (2) the consummation of the IPO. On December 31, 2022, there were no amounts outstanding, and the promissory notes had then expired.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Founder Shareholders or an affiliate of our Founder Shareholders may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we will repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $300,000 of such loans may be convertible into working capital units, at a price of $10.00 per unit at the option of the lender. Such working capital units would be identical to the Private Placement Units. The terms of such loans by our Founder Shareholders or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Founder Shareholders or an affiliate of our Founder Shareholders as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account, but in the event that we seek loans from any third parties, we will obtain a waiver against any and all rights to seek access to funds in our trust account.

154

Private Placement Units

On January 4, 2023, simultaneously with the closing of our IPO, we consummated the sale of 370,500 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $3,705,000.

On January 6, 2023, and effective January 9, 2023, the underwriters in our IPO purchased an additional 900,000 Units to exercise its over-allotment option in full at a purchase price of $10.00 per Unit, generating gross proceeds of $9,000,000. Simultaneously with the closing of the full exercise of the over-allotment option, we completed the private sale of an aggregate of 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $387,000.

Our Sponsor will be permitted to transfer the private units held by them to certain permitted transferees, including our officers and directors and other persons or entities affiliated with or related to it or them, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as the Founder Shareholders. Otherwise, these private units (and underlying securities) will be subject to certain transfer restrictions, subject to certain limited exceptions.

Promissory Notes - Related Party

On September 27, 2023, the Company notified Equiniti Trust Company, the trustee of the Company’s Trust Account, that it was extending the time available to the Company to consummate its initial business combination from October 4, 2023, to January 4, 2024. The extension is the first of up to three (3) three-month extensions permitted under the Company’s governing documents.

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, that is payable on the earlier of January 4, 2024 or promptly after the completion of an initial business combination. On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. On February 20, 2024, the Company further raised $20,000 from the Sponsor against a promissory note. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On April 14, 2025, the Company amended and restated the promissory note to extend the maturity date to promptly after the date of the consummation of the business combination. As of June 30, 2025 and December 31, 2024, there were outstanding as loan amounts of $1,262,500 and $1,262,500, respectively, against a promissory note issued to the Sponsor for extension of the period of business combination from October 4, 2023 to November 4, 2024. In addition, the Company borrowed an loan of $104,979 from HCYC to extend the business combination period from November 4, 2024 to January 4, 2024. The total deposits made to date were $5,021 less than the amount required to fully fund the extensions through January 4, 2025. On January 4, 2025, February 4, 2025, March 4, 2025, April 4, 2025, May 4, 2025, June 4, 2025, July 4, 2025, August 4, 2025, September 4, 2025 and October 4, 2025, the Company entered into extension letters to extend the timeline of the business combination on a monthly basis through November 4, 2025. As of June 30, 2025, the extension payments relating to January through June 2025, together with the $5,021 shortfall from prior extensions, had not yet been deposited into the Trust Account and, accordingly, did not accrue interest income during the period. These extension payments were also not included in the ordinary shares subject to possible redemption as of June 30, 2025.

155

Due to Related Parties

The Sponsor paid certain formation, operating or deferred offering costs on behalf of the Company. These amounts are due on demand and non-interest bearing. As of June 30, 2025 and December 31, 2024, due to related party amounted to $754,589 and $568,299, respectively.

Administration fee

Commencing on the effective date of the registration statement, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $30,000 was recorded for both the three months ended June 30, 2025 and 2024, and $60,000 for the six months ended June 30, 2025 and 2024.

Other Contractual Obligations

Underwriting Agreement

We granted the underwriters a 45-day option from the date of IPO to purchase up to 900,000 additional Units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. The underwriters exercised the over-allotment option in full effective January 9, 2023. Simultaneously, on January 4, 2023, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2.00 per share which was sold by the Sponsor to underwriters. The Company paid a cash underwriting commission of $0.125 per Unit for 900,000 additional Units and the underwriters will be entitled to a deferred commission of $0.35 per Unit, an aggregate of $2,415,000, which will be paid from the funds held in the Trust Account upon completion of the initial business combination. After the Company’s IPO, the underwriters of the Company did not provide other additional services for the merger agreement and no additional services fees were incurred. The deferred underwriting commission will be paid upon the completion of the initial business combination.

Concurrent with the closing of the IPO, our Sponsor, at the option of the Company, sold to the underwriter or its designees 115,500 Founder Shares for a purchase price of $2.00 per share and an aggregate purchase price of $231,000.

We have agreed to sell to the underwriters, for $100.00, an option to purchase up to a total of 58,000 Units exercisable, in whole or in part, at $11.50 per unit (or 115% of the market value), commencing on the consummation of our initial business combination, and expires five years from the effective date of the IPO. The option and the 58,000 Units, as well as the 58,000 ATMC Ordinary Shares, the warrants to purchase 58,000 ATMC Ordinary Shares that may be issued upon exercise of the option and the rights to purchase 5,800 ATMC Ordinary Shares upon the completion of an initial business combination, have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement or the commencement of sales in the IPO pursuant to Rule 5110(e)(1) of FINRA’s Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities, except as permitted under FINRA Rule 5110(e)(2).

Advisory Services Agreement

The Company engaged TenX Global Capital LP (“TenX”), a related party to the Company, as an advisor in connection with the IPO and business combination, to assist in hiring consultants and other services providers in connection with our IPO and the business combination, assist in the preparation of unaudited condensed financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, TenX will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

156

During the period from Inception through June 30, 2025, a cash fee of $200,000 has been incurred as deferred offering costs for these services of which $160,000 has been paid by the Sponsor through December 31, 2022 and additional $40,000 was paid subsequently through December 31, 2023.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

As of June 30, 2025, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.

Critical Accounting Policies And Estimates

The preparation of unaudited condensed financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified below critical accounting policies.

ATMC Ordinary Shares Subject to Possible Redemption

We account for our ATMC Ordinary Shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” ATMC Ordinary Shares subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable ATMC Ordinary Shares (including ATMC Ordinary Shares that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ATMC Ordinary Shares are classified as shareholders’ equity. The ATMC Ordinary Shares features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ATMC Ordinary Shares subject to possible redemption is presented at redemption of $10.91 per share (plus any income earned from Trust Account) as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ATMC Ordinary Shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ATMC Ordinary Shares are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero.

Net Income (Loss) per Share

The Company complies with accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. The statements of operations include a presentation of income (loss) per redeemable share and income (loss) per non-redeemable share following the two-class method of income (loss) per share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net income (loss) less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ATMC Ordinary Shares subject to possible redemption was considered to be dividends paid to the public shareholders.

Deferred Offering Costs

Deferred offering costs consist of underwriting, legal, accounting, and other expenses incurred through the balance sheet date that were directly related to our IPO and that were charged to shareholders’ equity upon the completion of our IPO on January 4, 2023. As of June 30, 2025 and December 31, 2024, there were no deferred offering costs.

157

INFORMATION RELATED TO HCYC

Unless the context otherwise requires, all references in this section to the “Company”, “we”, “us”, “our” or “HCYC” refer collectively to HCYC Group Company Limited and its direct and indirect subsidiaries prior to the consummation of the Business Combination.

158

INDUSTRY OVERVIEW

Certain information, including statistics and estimates, set forth in this section and elsewhere in this prospectus has been derived from an industry report commissioned by us and independently prepared by Frost & Sullivan in connection with this offering. We believe that the sources of such information are appropriate, and we have taken reasonable care in extracting and reproducing such information. We have no reason to believe that such information is false or misleading in any material respect or that any fact has been omitted that would render such information false or misleading in any material respect. However, neither we nor any other party involved in this offering has independently verified such information, and neither we nor any other party involved in this offering makes any representation as to the accuracy or completeness of such information. Therefore, investors are cautioned not to place any undue reliance on the information, including statistics and estimates, set forth in this section or similar information included elsewhere in this prospectus.

Background

HCYC Group Company Limited’s subsidiary, HCYC Wealth Management Limited, is a licensed insurance broker company registered with the Insurance Authority in Hong Kong. As a licensed insurance broker, HCYC Wealth Management Limited is authorized to negotiate or arrange contracts for long-term business as the agent of the policyholder transacts insurance business in Hong Kong.

Introduction to the Hong Kong Insurance Industry

Insurance is an activity whereby institutional units or groups of units protect themselves against the negative financial consequences of specific uncertain events. According to the standard EU and OECD conventions, insurance can be divided into life and non-life insurance. Life insurance mainly redistributes premiums paid over a period of time as benefits paid later to the same policyholder, while non-life insurance consists of redistribution in the current period between all policyholders and a few claimants.

●	Life insurance. Life insurance is an activity whereby a policyholder makes regular payments to an insurer in return for which the insurer guarantees to provide the beneficiary with an agreed sum, or an annuity, at a given date or earlier if the insured person dies beforehand. A life policy can grant benefits arising from a series of risks.

●	Non-life insurance. Non-life insurance is an activity whereby a policyholder makes regular payments to an insurer in return for which the insurer guarantees to provide the beneficiary with an agreed sum on the occurrence of an event other than the death of a person. Most European countries classify accident and sickness associated insurance covering life-related risks as non-life insurance.

Classification of the Insurance Industry

Source: CBIRC, Frost & Sullivan Analysis

159

Introduction to the Insurance Industry Market Players

In the insurance industry, there are several market players, including but not limited to insurance companies, consumers, and insurance intermediaries, which are further divided into insurance agents, insurance brokers, and insurance adjusters. Insurance brokers, as intermediaries, work for the policyholder in the insurance process and act independently in relation to insurers. Brokers assist applicants in the choice of their insurance by presenting them with alternatives in terms of insurers and products. Therefore, in short, the value chain of the insurance intermediary market industry consists of insurance companies, insurance intermediaries, and end-customers, and insurance intermediaries, like the Company, are in close contact with insurance companies and end customers to expand the value chain.

HCYC Wealth Management Limited as a licensed insurance broker company registered with the Insurance Authority in Hong Kong generally services insurers as an intermediary between the insurance provider and consumer by drawing up insurance plans, selecting insurers that match the clients’ needs handling insurance procedures for policyholders, assisting insurers or beneficiaries in making claims, and providing disaster prevention, loss prevention, or risk assessment and risk management consulting services, brokerage services, and other business areas as many be authorized by the applicable insurance policy. The following chart provides an illustrative of the insurance brokers role in the overall insurance brokerage industry:

The Role of Insurance Brokers

Source: Frost & Sullivan Industry Report

Hong Kong’s Insurance Market

According to Frost & Sullivan, Hong Kong’s insurance premiums grow from HKD 514.5 billion in 2018 to HKD 538.0 billion in 2022, with a CAGR of 1.1%. In 2022, long term insurance premiums and general insurance premiums were HKD 473.6 billion and HKD 64.4 billion, respectively. Hong Kong’s insurance premiums are expected to grow from HKD 566.0 billion in 2023 to HKD 621.7 billion in 2027, representing a CAGR of 2.4%. The insurance market is projected to reach a market size (gross written premium) of approximately $8.28 billion USD in 2024. Life insurances dominated this market and have a projected volume of $72.09 billion USD in 2024.

The year-over-year decline in premium income from long term insurance in 2022 was primarily driven by the premium payment pattern of some products and a general decline in new business in 2022. In 2023, Hong Kong’s insurance industry will start to rebound, benefiting from the recovery of the travel business in the non-medical business and the increase in new policies and rates in the medical business.

160

Hong Kong’s Insurance Market, by Premiums, 2018-2027E

Source: Frost & Sullivan Industry Report

Status of Hong Kong’s Insurance Brokerage Market

According to Frost & Sullivan, as of September 30, 2023, there were 163 authorized insurers in Hong Kong, of which 88 were pure general insurers, 53 were pure long-term insurers, 19 were composite insurers and three were special purpose insurers. As of September 30, 2023, there were 1,708 licensed insurance agencies, 78,522 licensed individual insurance agents and 23,894 licensed technical representatives (agents). In addition, there were 811 licensed insurance broker companies and 10,507 licensed technical representatives (brokers) on the same date.

As of November 30, 2023, the number of licensed insurance brokers in Hong Kong fell to 809, with 449 general business and long-term business (including linked long-term business) accounting for the highest proportion of the total.

Number of Hong Kong’s Licensed Insurance Broker Companies, as of November 30, 2023

Source: Frost & Sullivan Industry Report

Hong Kong’s Insurance Density

Insurance density, along with insurance penetration rate, is a key measure used to assess the level of development of a country’s insurance sector. Insurance density is the ratio of premiums collected by insurance companies to the country’s population. According to Frost & Sullivan, Hong Kong’s insurance density rises from HKD 69,041.4 per capita in 2018 to HKD 73,234.1 per capita in 2022, (USD$9,706 in 2018 and over USD$9,000 in 2022) with a CAGR of 1.5%. Hong Kong’s insurance density is projected to surpass HKD 81,384.7 per capita to HKD 81,384.7 per capita in 2027. Hong Kong’s insurance density is projected to grow representing a CAGR of 1.9% from 2023 to 2027. The insurance market itself is expected to continue to grow with a projected annual growth rate of 0.73% from 2024-2028. The total gross premiums of the insurance industry in 2020 amounted to approximately $608.4 billion, with an average growth rate of 10.2% in the past five years.

In 2022, Hong Kong’s insurance density ranked 2nd in the world and 1st in Asia. Amidst the continued impact of COVID-19, cross boundary travel has been interrupted. In 2023, the People’s Republic of China fully resumed normal travel with Hong Kong, which is expected to be a strong boost for the two regions’ economic development and will drive the increase in Hong Kong’s insurance premiums. The growth rate of Hong Kong’s population will be lower than the growth rate of insurance premiums, which will increase Hong Kong’s insurance density in the future.

161

Hong Kong’s Insurance Density (premiums per capita), 2018 - 2027E

Source: Frost & Sullivan Industry Report

Hong Kong’s Insurance Penetration Rate

A market’s insurance penetration rate indicates the level of development of its insurance sector in a country. According to Frost & Sullivan, due to the COVID-19 pandemic, global GDP fell by 2.9% year-on-year in 2020, while the demand for insurance increased. Since global insurance penetration rate is calculated based on the ratio of total premiums to GDP, global insurance penetration rate increased from 7.2% in 2019 to 7.4% in 2020. After the COVID-19 pandemic, global insurance penetration rate declined from 7.4% in 2020 to 6.7% in 2022. Due to the global economic recovery, global insurance penetration rate is projected to grow from 6.9% to 7.4% from 2023 to 2027.

The Hong Kong economy will continue to recover, supported by inbound tourism and private consumption. The insurance industry of Hong Kong plays an instrumental role in making Hong Kong a world-class financial center. It is management’s belief that the growth rate of Hong Kong’s GDP will be higher than the growth rate of insurance premiums, Hong Kong’s insurance penetration is expected to meet a slight downward trend in the future.

Hong Kong’s Insurance Penetration Rate (premiums as a percentage of GDP), 2018-2027E

Source: Frost & Sullivan Industry Report

Hong Kong’s GDP per capita

According to Frost & Sullivan, Hong Kong’s GDP per capita growth from HKD 358,117.0 per capita in 2020 to HKD 395,242.1 per capita in 2023, representing a CAGR of 1.2%. In the future, global GDP per capita will maintain steady growth. Global per capita GDP is expected to increase from USD 12,761.9 billion per capita in 2023 to USD 13,822.2 per capita in 2027, with a CAGR of 2.0%. In 2023, the GDP of Hong Kong’s GDP grew by 3.2%, and amounted to around 377 billion USD, at current prices, equivalent to around 2.95 trillion HKD. Moreover, the government forecasts a growth of approximately 2.5% to 3.5% in real terms for 2024.

In 2022, Hong Kong’s GDP per capita failed to continue its strong recovery in 2021, with the growth momentum coming to a halt in Q1 and then slipping into sustained negative growth. the rebound in COVID-19 has led to disruptions in cross-border land transportation between the China and Hong Kong, which has severely impacted private consumption and business investment. With the recovery of the global economy, Hong Kong’s per capita GDP is expected to continue to grow from 2023.

162

Hong Kong’s GDP per capita, 2018-2027E

Source: Frost & Sullivan Industry Report

Analysis of Hong Kong’s Political, Economic, Social, and Technological Factors

Political Factors

According to Frost & Sullivan, Hong Kong has been China’s territory for decades. The policy of “One Country, Two Systems” is the optimal solution to problems carried over from history. The Insurance Authority of Hong Kong (“IA”) is an insurance regulator independent of the government of Hong Kong and the insurance industry.

The principal function of IA is to regulate and supervise the insurance industry for the promotion of the general stability of the insurance industry and for the protection of existing and potential policy holders. IA took over the supervision of insurance intermediaries from the three Self-Regulatory Organizations in September 2019 and has become the sole regulator for granting licenses and setting conduct requirements for the insurance intermediaries in Hong Kong.

Economic Factors

Hong Kong is a global trade, financial, transportation and commercial center with a strategic location and has always served as a gateway to the mainland. According to the information released by the World Trade Organization, Hong Kong was the tenth largest economy in the world in 2022 Commodity trading entity. Over the past 20 years, Hong Kong’s economy has grown at an average annual rate of 2.8%.

Social Factors

In 2022, Hong Kong’s labor force totaled 3,780,000 people, half of which were men and women. The overall labor force dropped by 2.4% compared with 2021. Among them, the finance and insurance industry, real estate industry, and professional and business services industry accounted for 22.7%.

Technological Factors

In 2021, Hong Kong’s total local research and development expenditure was $27.8 billion. The ratio of total local research and development expenditure to GDP was 0.97%.

In the long run, the social distancing restrictions have driven the development of insurance technology, also known as “insurtech” applications, thus facilitating round-the-clock interactions with customers, broadening financial inclusiveness and narrowing protection gaps.

163

BUSINESS OF HCYC

In this section, references to “we,” “us” and “our” are intended to refer to (i) for periods prior to the consummation of the Business Combination, HCYC and/or its subsidiaries, and (ii) for periods following the consummation of the Business Combination, HCYC and/or its subsidiaries, including HCYC, as the context indicates. “HCYC Group” refers to HCYC or the Company, as applicable, and its consolidated subsidiaries.

OVERVIEW

Based out of Hong Kong, we aim to be a leading intermediary insurance brokerage company, providing professional services, including but not limited to insurance business consulting, insurance products sourcing, negotiation of policy terms and conditions with insurers, insurance business after-sales customer services, and overall serving as an intermediary between insurers and customers, to enhance the overall customer experience.

Our operating subsidiary, HCYC Wealth Management (Asia) Company Limited was founded in 2010 and acquired by our founder, Ms. Xiameng Ding in February 2020 with the ambition of forging our own path as a next-generation regional insurance broker in the Hong Kong markets. We have built our leadership team and culture to align with this vision.

Presently, we act as an insurance broker for insurance products of many large insurance companies in Hong Kong, providing various types of insurance products to individual customers and partnered insurance providers. Some of our partnered insurance providers include AIA Insurance, AXA Insurance, China Pacific Life, Prudential, FTLife, Generali, Manulife and China Taiping. Most of our customers, both individual and partnered insurance providers, choose non-participating life insurance products from us. As an insurance intermediary, we do not underwrite risk for premiums. The value that we add to the customer experience is that, as an intermediary, we provide a customer-centric experience by putting the customer first and providing customized financial protection plans for customers based on different needs and backgrounds, with diverse products through our large network of major insurers in the region and providing flexible choices, comprehensive protection. We do not have an online platform, and all of our services are provided in-person, creating an individualized and unique experience for every customer.

We are a customer-led business in that we put customers at the heart of everything we do. Since our Inception, we have thrived on disrupting the traditional insurance brokerage industry by transforming the traditional role of an insurance broker into our business model. To maximize customer touch points and offer a desirable experience, we adopted a comprehensive service model to enhance, extend and empower the services that we provide our customers, effectively providing personalized and tailored life insurance products based on individualized needs sourced through our network of insurance providers.

We have built long-term collaborative partnerships with some of the large insurance providers in Hong Kong, which we believe allows us to source the best available customized insurance plans to meet our customers’ needs, which enables us to serve sophisticated, affluent and mass affluent customers who value personalized interactions.

We developed our system with minimal legacy. We believe that advantage, combined with our speed of execution, has allowed us to quickly capture market opportunities and stay ahead of the industry. We feel legacy-heavy systems, of which many life insurance companies still employ, are often faced with convoluted, paper-based and time-consuming purchase processes. While most life insurance companies have made significant investments in developing applications and tools to improve the customer experience, we believe many large insurance companies are not able to utilize these tools effectively in and across different jurisdictions in Asia due to their legacy systems and outdated data structures.

We believe that our legacy-light organization and customer-led strategy position us uniquely to forge our own path as an innovator in the regional insurance brokerage industry. Combining our vision with our current position in Asia’s international hub, Hong Kong, we believe that we are well-positioned to capture the substantial growth prospects across our markets based on the following advantages that we hold in the marketplace:

●	Market Opportunities and Growth Drivers. We have built our reputation in the Hong Kong insurance brokerage industry by adopting an efficient and client-oriented service approach that can be adapted to evolving market trends and customer needs. We believe that structural demographic and macroeconomic factors, including middle-class expansion following various immigration policies recently introduced by the Hong Kong government, ongoing wealth accumulation, a significant protection gap, which is the estimated additional life insurance premiums needed annually to fully meet mortality and health protection needs, as well as digital acceleration, are key drivers for the growth of the Hong Kong insurance sector.

●	Legacy-light Organization. We believe that being a relatively young insurance brokerage, founded in 2010 and acquired in 2020, our legacy-light organization differentiates us from our competitors. This is demonstrated by our ability to quickly identify market opportunities, balance strong organic growth and efficient execution of value-accretive acquisitions and activate new partnerships in a speedy manner. Our growth is underpinned by our culture to continuously innovate, our capacity for decision-making without layers of bureaucracy, as well as modern, streamlined infrastructure and systems that were built with minimal legacy. We believe that all of these advantages allow us to adapt quickly to evolving market dynamics, capture growth opportunities, and forge new paths ahead of traditional, legacy-heavy life insurance brokers.

164

●	Recognizing Insurance Service Pain Points. When we acquired the Company in 2020, we found that underserved customers were offered complex, standard and jargon-laced products through aggressive marketing. Initially, we conducted customer behavior studies and identified multiple pain points in the insurance journey that created barriers to purchase. At the same time, we believed that other insurance brokers lacked timely access, natural touchpoints and insights into these prospective customers to serve them effectively. Customers were also faced with convoluted paper-based and time-consuming purchase and claims processes, coupled with limited insurance plan options that addressed their individual needs and unsatisfactory customer service. We believe that these customers are deterred from purchasing the protection they need because of this frictional customer journey.

●

Addressing Insurance Service Pain Points. To address these pain points we: (i) make our product offerings transparent, personalized and simple as we believe our customers are able to easily understand the insurance they buy; (ii) we believe in human touch engaging in face-to-face meetings with our customers to facilitate the purchase journey effectively; (iii) we provide seamless, intuitive customer experiences also attempting to appeal to millennials and tech-savvy, young-at-heart customers and build lifetime relationships; and (iv) we strive to stay at the forefront of product innovation to provide relevant and affordable protection for our customers.

●	Customer-led Service Strategy. To address these challenges, we adopted a customer-led service strategy designed to champion our customers’ needs and create a desirable customer journey. We aim to be the trusted partner of our customers by implementing our strategy plan, which is guided by the principles of delivering: (1) good products; (2) good systems; (3) good operation; (4) good service; and (5) a good brand. In the spirit of our strategy, we aim to provide individual and corporate customers with professional, personalized and customer value-added services with differentiated competitive advantages. With our strategy, we attempt to make insurance choices transparent and tailored propositions. Additionally, we try to engage with our customer base in such a way that provides them with a distinctive experience.

HCYC had gross profit of $ 961,521 for the fiscal year ended March 31, 2025, compared to $1,407,344 for the same period of 2024.

HYCY had net loss of $792,883 for the fiscal year ended March 31, 2025, compared to a net loss of $18,206 for the same period of 2024.

To date, HCYC has financed its operations primarily through contributions from shareholders and borrowings from related parties. As of March 31, 2025, HCYC had $523,013 in cash and cash equivalents.

OUR PRE-BUSINESS COMBINATION CORPORATE STRUCTURE

The following diagram illustrates our corporate structure as of the date of this prospectus before giving effect to the Reorganization. HCYC is 100% owned by Ms. Xiameng Ding, our beneficial owner.

165

OUR COMPETITIVE STRENGTHS

Since our inception in 2010, we have positioned ourselves as a trusted provider of customer-led propositions to our customers, both individuals and insurance providers, and as a value-generative partner to our bank and ecosystem partners in Hong Kong. We believe that the following competitive strengths have provided us with an edge to maintain our market-leading position:

Diversified Portfolio of Products Sourced to Service a Multitude of Customer’s Needs

We serve as a broker to assist insurance providers to provide long term insurance products their to consumers, specifically life insurance and investment-linked assurance scheme insurance products, which constitute our product portfolio. Our services are flexible, and we can create tailor-made financial protection plans for our clients, with flexible choices and comprehensive protection.

Fast-growing Life Insurance Brokerage Firm Capturing Growth Opportunities in an International Hub of Asia: Hong Kong

After approximately thirteen years of operation, we believe our brand awareness and marketing capabilities are recognized in the Hong Kong insurance industry. Since the launch of our brand, we have established multiple strategic partnership in Hong Kong. We believe that we have started to create a strong foothold in the Hong Kong market with long-term and stable relationship with customers is a core source of our significant growth, and we expect this trend to continue into the future.

Our focus is to make a customer’s journey simple, easily understandable and quick by providing them with an experience that we believe is high-quality. We strive to deliver an excellent customer experience and provide customers with peace of mind via feasible and affordable protection options.

We feel that traditional insurance policies are often drafted with complex wording and phrases that are not easy to understand and contain convoluted exclusions. We have sought to make simplify this process for our customers by designing products that are transparent and easy to understand. We do not have an online platform and meet with all of our customers in-person to best identify and understand their individual need-sets. We believe customers should be able to easily understand the insurance options they have as well as what they are purchasing.

OUR GROWTH STRATEGIES

HCYC Wealth Management (Asia) Company Limited has been licensed as an insurance broker company registered with the Insurance Authority in Hong Kong since March 2011. However, as we continue to strive towards our vision of expanding our insurance brokerage services regionally throughout Southeast Asia in the future, we believe that our business model and continual expansion of our network of strategic partnerships will remain crucial to maintaining our competitive advantage. To maintain our strong growth momentum, we plan to implement the following strategies:

Premium Customer Service Experience

We believe providing superior customer service to our existing and potential customers is the most important aspect of our business in terms of brand building and product differentiation. We have designed our services to provide personalized customer service throughout the whole process of purchasing insurance and includes the following: in-depth customer needs analysis; risk consulting; product and plan customization; product evaluation and selection; claim settlement related assistance and overall customer advocacy.

Dynamic Product Offerings

We have a proven track record of expanding our product portfolio through our partnerships with insurance providers. Currently, we service life insurance products from an array of insurance companies in Hong Kong. We have also started servicing ILAS insurance products. We believe our ability to offer a dynamic mix of products and services makes us an attractive distributor for our insurance company partners and enables us to provide quality service to our customers.

Experienced Management Team

Our management team has significant experience in the insurance brokerage industry, and are familiar with the insurance intermediary industry in Hong Kong and the related regulatory environment. In addition, we are always recruiting experienced insurance professionals to join our management team and providing training to our managerial staff, who support our senior management in expanding our operations.

Dedicated Technical Professionals

Technical Representatives provide advice to policy holders or potential policy holders on insurance matters for the insurance brokers or arrange contracts of insurance in or from Hong Kong on behalf of the insurance brokers. Our customer base is sourced by way of corporate referrals and walk-in customers, and we do not recruit any sales personnel to source customers.

166

Our technical representatives have significant experience in the insurance industry and have a good educational background. Compared to our competitors’ sales force, we believe our technical representatives are professional and capable of providing high quality services to our customers.

Strong Commitment to Rigorous Training and Development

Given the rapid development of new insurance products and the heavy reliance on face-to-face sales efforts in Hong Kong’s insurance industry, we believe that our strong in-house training program, which covers both product knowledge and compliance requirements, gives us a competitive edge over the other professional insurance intermediaries. Our training also emphasizes inculcating in our technical representatives our corporate culture of customer service and commitment to high ethical standards. All of our technical representatives must attend a one-week orientation program when they join and weekly training sessions thereafter.

Generate Lifetime Value by Reinforcing Leadership in Customer Acquisition and Engagement

On the basis of material compliance with all applicable laws and regulations in all relevant jurisdictions, we are focused on sustaining strong growth in new customer acquisition and deepening existing customer relationships. Our strong brand and leading customer advocacy are instrumental to attracting and retaining customers. We intend to continue to form new distribution partnerships to broaden our customer reach and use technology and innovation to more efficiently target customers with insurance needs. We strive to increase our wallet share among these customers by building lifetime partnerships and ongoing engagement, including gathering insightful user data-points via data analytics which, in turn, will improve our cross-selling and up-selling capabilities. We believe that by maintaining our seamless customer journeys and building a sustained relationship as our customers migrate across life stages, we will be able to attract and retain more customers, increase policy premiums and incentivize repeat purchases in the future.

CUSTOMERS

Transforming the Customer Journey

We are a customer-led insurance broker company. Driven by customer needs, we believe that we have created trusted and long-lasting relationships with our customers, creating future advocates of the brand, providing them with peace of mind and protection for the future, and enabling them to celebrate living today. Since our inception in 2010, we have focused on changing the way people feel about insurance and addressing the key pain points for customers who seek insurance protection.

We source life insurance and investment-linked assurance schemes to both individual customers, and partnered insurance providers, or group scheme customers. Customers of the life insurance products that we service are primarily individuals under 50 years of age. For the year ended March 31, 2025, two partnered insurance providers accounted for approximately 51.2% and 40.0% of the Company’s total revenue and one partnered insurance provider accounted for approximately 92.0% of the total accounts receivable balance as of March 31, 2025. For the year ended March 31, 2024, two partnered insurance providers accounted for approximately 69.9% and 21.8% of the Company’s total revenue and two partnered insurance providers accounted for approximately 63.8% and 35.7% of the total accounts receivable balance as of March 31, 2024.

Our two major partnered insurance providers are AXA China Region Insurance Co Ltd (“AXA”) and FTLife Insurance Company Limited (“FTLife”). As we have not achieved significant scale, we have and expect to continue to have customer concentration, specifically with our partnered insurance providers customers. We have contracts with each of the above partnered insurance providers, which terms are provisions are detailed below.

FTLife Insurance Company Limited

We signed an agreement with FTLife on July 6, 2020. Pursuant to the agreement, we provide investment advisory services aimed at customers seeking to enhance their investment returns and FTLife serves as a collection agent in order to collect fees from customers. The fees will never be over three (3) percent of the value of the investment.

Pursuant to the agreement, we indemnify FTLife and all of its affiliates against any claims, costs, damages as described in the contract. The agreement automatically terminates upon either us or FTLife dissolving or filing for bankruptcy. Either party can terminate the agreement upon willful misconduct of the other party, any material breach of the agreement or if with party becomes able to comply with their obligations under the agreement. Either party may terminate the agreement at any time by giving the other thirty (30) days written notice of such intention. During such notice period, each party will cooperate to notify all customers and take any necessary actions to minimize any disruption caused by such termination.

The agreement with FTLife has standard confidentiality and indemnity provisions and is governed by the laws of Hong Kong.

AXA China Region Insurance Co Ltd

We signed an agreement with AXA on March 28, 2011. Pursuant to the agreement, we submit applications for insurance to AXA and AXA pays us a broker fee based on the number of applications that are accepted.

AXA can revoke, alter, add, amend or modify the fee schedule at any time at its sole discretion as long as we are given one week’s notice. Additionally, AXA has the sole discretion to modify any fees to us if a policy issued within twelve (12) months before or after a termination of a previous policy issued with respect tot the same insured party and if a policy lapses for non-payment and is subsequently reinstated.

We are to immediately repay to AXA any fees it received from any premium or other monies that had to be refunded to an insured party. If a policy of an insured party lapses or is surrendered within the first twenty-four (24) months, AXA shall have the right to recover from us such amount of renumeration paid to us in relation to such policy in accordance with the fee schedule AXA set. We bear all fees and expenses incurred in arranging contracts for our customers.

Either party may terminate the agreement at any time by giving the other thirty (30) days written notice of such intention. AXA may terminate the agreement if we become insolvent, have our business license revoked, commit any form of fraud or willful misconduct or any material breach of the agreement.

The agreement with AXA has standard confidentiality and indemnity provisions and is governed by the laws of Hong Kong.

We have good relationships with each of FTLife and AXA and intend to continue with these agreements as we also make efforts to grow our customer base.

Customers

Our customers are both individual customers and partnered insurance providers. However, we define our customers as anyone who owns or receives value from our services, and we categorize them as either individual customers or group scheme customers. Our individual customers include policyholders, the insured under life insurance policies and beneficiaries. Our group scheme customers include master policyholders, group scheme members and beneficiaries. In calculating the number of our customers, we count each individual and entity once to avoid duplication.

167

We believe that our focus on transforming our individual customers’ insurance journey with propositions tailored to their needs has contributed to the significant growth in our customer numbers. We offer services to both individual customers and partnered insurance providers, or group scheme customers, such as corporations and business organizations. As of the date of this prospectus, we have approximately 2,500 individual customers outside of the two partnered insurance providers that account for more approximately 91.7% of our total revenue for the year ended March 31, 2024.

Customer Feedback and Complaints Management

We have adopted a proactive approach to resolving customer complaints and we are committed to providing excellent service while maintaining the highest standards of professionalism and integrity. We recognize the importance of addressing customer complaints promptly, fairly, and transparently. In addition to the traditional channels of phone, letter and email, we solicit feedback from customers after purchases, service interactions and claims.

We generally manage complaints from our customers that stem from a product sold, offered for sale or withheld from sale. Additionally, we assist our customers with issues that stem from a particular service offered or failed to be offered as per the agreed terms between the customer and their insurer.

Again, we advocate for our customers through the entire complaint lifecycle all the way through to a resolution. A complaints handler is appointed to each customer. The complaints handler ensures the customer is familiar with the internal complaints procedure, but also gives hands on support through the process. The complaints handler provides guidance to the customer in how they may go about submitting a compliant to their insurer, to whom the complaint should be addressed, assistance with all documents and information which will need to be furnished with the compliant, communicating in real time so the customer knows when to expect responses from us and any other information that may be relevant to their process.

We have empowered our local teams to follow up on customer interactions pursue feedback opportunities. By reviewing customer experience and customer interactions, we can swiftly improve our product and service quality, as well as address customer feedback in a timely manner.

This practice is adopted across our market and is continuously being improved. This allows our complaints handlers to monitor overall customer sentiment and ensure that issues are addressed and resolved quickly and fairly. Training and development programs are regularly reviewed and updated to enhance client service and complaint handling skills. Additionally, regular refresher training sessions are conducted to ensure staff awareness and adherence to the complaint handling policy and procedures we have in place.

It is procedure to keep a comprehensive record of all complaints, including their nature, investigation details and actions taken. We keep records of complaints for a minimum of seven (7) years from the date of the initial complaint.

CUSTOMER SOURCING

Our Strategy

Hong Kong is home to millions of individuals who need life insurance protection but do not have the requisite knowledge of such products or lack access to traditional insurance distribution channels and these individuals come to Hong Kong to obtain insurance. To address this issue, we have taken a hands-on approach to servicing our customers and providing them access to competitively priced insurance policies from our partners. We put customers at the heart of everything we do, adopting a distribution model that focuses on establishing and expanding our long-term partnerships with insurance providers to expand our portfolio of insurance products offered in Hong Kong.

All of our customers are sourced by referrals from our corporate referrers and walk-ins. Referrers are positioned only to effect introductions of its clients to HCYC HK as referrers have an existing network of potential clients. A referrer must not provide any advice or recommendations to customers on any specific insurance protections or products, must not introduce or seek to explain any specific insurance products when dealing with customers and must not seek to persuade customers to buy specific insurance products. Rather, a referrer must limit its role only to introducing customers to us. The referrer should explain to a prospective customer that he/she is the referrer and while he/she can arrange to introduce the customer to us, any advice on insurance matters or specific insurance products from authorized insurers in Hong Kong, would need to be provided to the customer by us in Hong Kong and we would assist the customer with any application for insurance the client may wish to make in Hong Kong.

We are still working on strategies and policies for which we can better measure and manage customer retention rates.

The Insurance Authority (IA) is the sole regulator of insurance intermediaries in Hong Kong. The IA is an independent statutory body that administers the Insurance Ordinance (IO), which provides the legal framework for regulation insurers and insurance intermediaries. The IA’s main function is to regulate and supervise the insurance industry to protect policyholders and promote the insurance industry’s stability.

As our industry is so highly regulated, our broker contracts are standard with all of our insurer partners. All of our broker contracts have customary confidentiality and indemnity provisions that are governed by the laws of Hong Kong. Either party may terminate the agreement at any time by giving the other thirty (30) days written notice of such intention. Additionally, commission rates are initially discussed at the time of the negotiation of the contract. There is traditionally not much renegotiation on such rates unless there are significant fluctuations in the market place. Since February 2020, when our founder acquired HCYC, we have had little to no renegotiation of commission rates.

Distribution Channels

We aim to widen our touch points with customers by offering them a choice of how to engage with us based on their protection needs and interaction preferences. We source our customers via corporate referrers and walk-ins. We do not recruit any sales personnel to source customers.

168

We utilize six (6) corporate referrers that provide introductions to potential customers. We verify all of our corporate referrers are compliant with prevailing laws and regulations under the applicable regulatory requirements and undertakings imposed the Insurance Authority before we engage them. We engage in referrer agreements with each referrer and pay a referral fee to each such referrer if a customer that is introduced by them purchases a product from one of the agencies we partner with. We do not pay our referrers any form of commission based compensation.

We have endeavored to build a productive agency force with a focus on quality. We engage with referrers that have advanced technological tools and share our vision and values. We believe this has enabled us to acquire customers in an efficient manner. We regularly review our arrangements with referrers through market intelligence and benchmarking against peer companies in the relevant market to ensure compliance with Hong Kong laws and regulations.

We have a cooperation agreements with all of our referrers. All of our agreements have the exact same terms and provisions, with the one distinction being the range of commission generated by us, which is between 80% - 85%. Our referrer agreements have a term of twelve (12) months, which automatically extend at the end of each term if neither party terminates. Either party is allowed to terminate the agreement with sixty (60) days advance notice to the other party, but the agreement cannot be terminated unliterally.

Pursuant to the agreement, the referrer agrees to use its network to introduce suitable customers to us, which we can refuse at our sole discretion if we feel the referral does not meet our standards.

Any customers introduced by a referrer that purchase products and get insurance underwritten by the relevant insurance company receive the “introduction fee” only after the application of said customer is confirmed and becomes effective. The referrer’s introduction fee is anywhere between 15%-20% of the fees we collect from the insurance company after a sale. We distribute introduction fees to the referrer only after we receive our fee from the relevant insurance company. The introduction fee must be paid to the referrer within one month of us receiving our fees. The fees paid by an insurance company may be adjusted by them at any time and for any reason. Accordingly, if there is an adjustment if the fees we receive, we have the right to unilaterally make the corresponding adjustment to the introduction fee, and referrers must agree to it.

All referrers agree they shall not carry out regulated activities or appear to carry out regulated activities in accordance with the Insurance Ordinance (Chapter 41 of the Laws of Hong Kong) and other applicable laws and regulations.

In the event a customer cancels a policy or defaults on a payment for any reason whatsoever, we are required to repay the insurance company the amount of commission we received on the premiums so refunded.

There are standard confidentiality clauses in all agreements and all terms and provisions are governed by the laws of Hong Kong.

While we strive to maintain high retention, we take proactive management actions from time to time to assess our referrers such that we uphold our core values and achieve our corporate vision.

As an intermediary insurance brokerage company, customer retention is essential to maintain profitability, reduce costs and thrive in a competitive industry.

Brands that have a high level of tenure across their customer base incur significantly less churn and cost than those with low customer tenure. Strong retention rates drive profits, client acquisition and growth. From a cost perspective, retaining clients is significantly cheaper than acquiring new ones, which leads to future growth.

INSURANCE PRODUCTS SOURCED BY HCYC

Our key life insurance products include the following:

Participating Life Insurance

Traditional participating life insurance products, also known as a with-profit or par policy, are contracts of insurance whereby the policyholders have a contractual right to receive additional benefits based on investment returns or other factors, normally at the discretion of the insurer, as a supplement to any guaranteed benefits. The insurer’s board of directors may decide to pay dividends if the company has surplus funds, such as when it outperforms investment expectations, pays fewer death benefits than expected, or cuts costs. If an insurer lacks sufficient earnings to draw from, then it may not distribute dividends or bonuses that year.

This additional distribution is not guaranteed. The amount may change from year to year based on the company’s financial performance. Its amount of profit - and, thus, the size of its dividend payout - depends on certain factors. These include:

●	Investment performance. Insurers must be cautious when estimating the returns they’ll receive from invested assets. If their investments provide a return beyond what’s projected, however, they may add it to their dividend payout.
●	Mortality risk. Life insurance companies use actuarial data to predict how much they will have to pay out in death benefit claims during a given year. Should actual mortality expense end up being less than assumed, they are more likely to generate a profit.

●	Operational expenses. All insurers incur a variety of expenses to keep the business going, from paying salaries and rent to marketing costs. The better the company is at minimizing those outlays, the better its chances of earning a profit and being able to pay a significant dividend.

169

Policyholders can use dividends to: reduce premiums, Increase cash value, purchase additional coverage, and receive direct cash payments. Participating life insurance policies typically cost more than non-participating policies because of the dividend payments. Non-participating policies don’t offer dividends and have fixed benefits that are set when the policy is issued. While there are many benefits for this type of insurance, there are some drawbacks-like higher premiums (compared to term life insurance), lack of flexibility, slower growth and potential penalties.

The most common term lengths for the policies we broker are 5 and 10 year, however, we sometimes broker policies for 20, and 30 years as well.

Non-Participating Life Insurance

Non-participating life insurance products, also known as a non-par plan, are contracts of insurance where the policyholder has a guaranteed right to the benefit, which is not at the contractual discretion of the insurer. It is a type of life insurance policy that doesn’t pay out dividends or bonuses based on the insurer’s profits. Instead, the policyholder doesn’t participate in the company’s surplus or profits. However, non-participating policies do guarantee benefits upon maturity. Non-participating insurance also offer a guaranteed death benefit that will go to an individual’s beneficiaries when they pass, provided they pay the required premiums to keep the protection in force.

The most common type of non-participating life insurance we broker spans the individual’s entire life.

Investment-Linked Assurance Scheme (“ILAS”)

ILAS is a long-term insurance policy which provides both life insurance protection and investment options. It is designed for investors who are prepared to hold the investment for a long term period and willing to pay surrender charges which may be high if the policy is surrendered in early years. ILAS products are also subject to different fees and charges in relation to both the insurance and investment elements. Regarding premium contribution, if the policyholder fails to continue to pay premiums during the premium payment period, the policy may be terminated when the accumulated value of the policy is insufficient to cover the relevant fees and charges. In such cases, the policyholder may lose all the premiums paid and the life insurance protection.

Those who have an ILAS policy own a life insurance policy instead of its underlying assets. The insurance company, being the ILAS issuer, owns the underlying assets. Meanwhile, the policyowners do not have any right over the underlying funds. Any recourse is against the insurance company.

The most common type of ILAS we broker spans over 10 years.

From March 31, 2023 to March 31, 2024, we have increased net revenue 1186% from $845,395 to $10,887,830.

PRICING AND REVENUE

Our Company’s insurance product offerings’ and pricing methodology is formulated based on the portfolio of insurance products offered by our partners. Insurers determine product pricing and we work closely with our customers so they can achieve the best policy and products our partners have to offer.

On behalf of the insured person, we search insurance companies and policies for the best available coverage suitable to meet the needs of the insured person. Our technical representatives meet with the customer and assist them throughout the entire process. This includes conducting financial analysis on the customer, helping them to fill out the insurance application form(s), ensuring the customer understands all the different documentation, as well as signing all relevant insurance document.

We never accept any form of payment or settlement from customers. All of our revenue is sourced from the commission fees that come directly from the insurance companies we partner with.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

Our ESG Governance

As part of our overall business strategy, we aim to ensure a close alignment of our environmental, social and (corporate) governance “ESG” function with our business goals and ensure we allocate sufficient resources to our ESG functions.

170

Competition

In general, the insurance brokerage industry is highly competitive. Insurance brokers compete based on a number of factors, including partnership establishment, marketing reach, brand recognition, marketing methods, products, pricing, customer service, among other factors. We believe that we are well positioned to compete with both established players as well as new entrants and to continue increasing our market share by leveraging our customer driven, legacy-light strategy and our ability to quickly adapt to changes in market trends and the regulatory environment.

Intellectual Property

The protection of our trade secrets and intellectual property is an important aspect of our business. Intellectual property laws, procedures and restrictions provide only limited protection and any of our trade secrets and intellectual property rights may be challenged, invalidated, circumvented, infringed or misappropriated.

Regulatory Licenses

Our core business operating subsidiary, HCYC Wealth Management (Asia) Company Limited, is licensed as an insurance broker company registered with the Insurance Authority in Hong Kong. As a licensed insurance agency, HCYC Wealth Management (Asia) Company Limited is authorized to negotiate or arrange contracts for long-term business as the agent of policyholders and transact insurance business in or from Hong Kong and provide advice on insurance-related matters.

We need to maintain valid relevant insurance licenses in each market to operate our businesses. We are subject to extensive oversight and comprehensive regulations by the relevant regulators in the market we operate in. Please see “Risk Factors - Risks Relating to HCYC.”

As of March 31, 2024, we have obtained all material licenses, approvals and permits from the relevant government authorities. In particular, we hold a long-term life insurance license in Hong Kong.

Employees

We have 10 employees, which consists of one officer, seven technical representatives, one accountant and one administrative staff. We also engage six corporate referrers, which help us source customers. None of our other employees are subject to any collective bargaining agreements or represented by a union. We believe we have good employment relationships with our employees and have not experienced any interruptions of operations due to labor disagreements.

Facilities

We are headquartered in Hong Kong, where we lease one office located at Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, HK, covering a gross floor area of approximately 2,560 square feet. Our monthly rental amount is HKD87,040 and our lease expires August 1, 2026.

Legal Proceedings

We are subject to routine legal proceedings in the normal course of operating our insurance business. We are not involved in any legal proceedings which reasonably could be expected to have a material adverse effect on our business, results of operations or financial conduct.

171

REGULATION

The following is a brief summary of the key laws and regulations applicable to our operations in Hong Kong. his summary does not purport to be a comprehensive description of all the laws and regulations applicable to the business and operations of the Group and/or which may be important to potential investors. Investors should note that the following summary is based on the laws and regulations in force as at the date of this prospectus, which may be subject to change.

Overview

The main source of statutory regulation of the insurance industry in Hong Kong is the Insurance Ordinance (the “IO”) and its subsidiary legislation, which set out requirements for the licensing, ongoing compliance and reporting obligations of insurers and insurance intermediaries.

The Hong Kong Insurance Authority (“HKIA”) is the statutory body which administers the IO. The principal function of the HKIA is to regulate and supervise the insurance industry for the promotion of the general stability of the industry and for the protection of existing and potential policyholders. The HKIA regulates the Hong Kong authorized insurers. In addition to regulation by the HKIA, the Hong Kong authorized insurers are members of the Hong Kong Federation of Insurers (“HKFI”), a self-regulatory industry body that has issued a code of practice that is binding on its members in relation to, among other things, the management of insurance agents and advising and selling practices.

Regulation of insurance intermediaries in Hong Kong

With effect from September 23, 2019, the HKIA became the sole regulator to license and supervise insurance intermediaries (comprising insurance agents and insurance brokers) in Hong Kong. The regulatory regime for insurance intermediaries is activity-based. The key difference between the two types of insurance intermediaries is that insurance agents act as agents or subagents of insurers, while insurance brokers act as agents of policyholders and potential policyholders.

The HKIA is responsible for supervising insurance intermediaries’ compliance with the provisions of the IO and the relevant regulations, rules, codes and guidelines issued by the HKIA. The HKIA is also responsible for promoting and encouraging proper standards of conduct of insurance intermediaries, and has regulatory powers in relation to licensing, inspection, investigation and disciplinary sanctions.

Licensing requirements

Where the applicant insurance agent, technical representative (agent) or technical representative (broker) is an individual, the HKIA must not grant the applicant a license unless, among other things, (i) the applicant is a fit and proper person to carry on regulated activities in the lines of business concerned and (ii) the applicant has passed the relevant papers of the Insurance Intermediaries Qualification Examination conducted by the Vocational Training Council (unless exempt).

Where an applicant insurance agency is a corporation, the HKIA must not grant the applicant a license unless, among other things, (i) the applicant is a fit and proper person to carry on regulated activities in the lines of business concerned; (ii) each director of the applicant is a fit and proper person to be associated with the carrying on of regulated activities in those lines of business; (iii) where there is a controller in relation to the applicant, the controller is a fit and proper person to be associated with the carrying on of regulated activities in those lines of business; and (iv) the applicant is appointed as an agent by at least one authorized insurer. A licensed insurance agency is also required to appoint a fit and proper person to discharge his or her responsibilities as a responsible officer of the insurance agency, and should provide sufficient resources and support to the person for discharging his or her responsibilities. Prior approval of the HKIA is required for appointment of the responsible officer.

The HKIA must not grant an applicant insurance broker company a license unless (i) the applicant is a fit and proper person to carry on regulated activities in the lines of business concerned; (ii) each director of the applicant is a fit and proper person to be associated with the carrying on of regulated activities in those lines of business; (iii) if there is a controller in relation to the applicant, the controller is a fit and proper person to be associated with the carrying on of regulated activities in those lines of business; and (iv) the applicant is able to demonstrate that, if licensed, it will be able to comply with rules relating to minimum capital and net assets, professional indemnity insurance, the keeping of separate client accounts by a licensed insurance broker company and the keeping of proper books and accounts. A licensed insurance broker company is also required to appoint a fit and proper person to discharge his or her responsibilities as a responsible officer of the insurance broker company, and should provide sufficient resources and support to the person for discharging his or her responsibilities. Prior approval of the HKIA is required for appointment of the responsible officer.

“Controller” is defined in Part X of the IO to mean, in relation to a company, a person who (i) owns or controls, directly or indirectly, including through a trust or bearer shareholding, not less than 15% of the issued share capital of the company; (ii) is, directly or indirectly, entitled to exercise or control the exercise of not less than 15% of the voting rights at general meetings of the company; or (iii) exercises ultimate control over the management of the company.

The matters that the HKIA must have regard to in determining fitness and properness are set out in the IO. These include matters such as a person’s education or other qualifications or experience, ability to carry on a regulated activity competently, honestly and fairly, reputation, character, reliability and integrity and financial status or solvency. The HKIA has issued a guideline on the “fit and proper” criteria for licensed insurance intermediaries. Licenses will generally be subject to renewal requirements every three years.

172

Conduct requirements

Licensed insurance intermediaries are required to comply with the statutory conduct requirements set out in the IO and the relevant requirements set out in the codes of conduct issued under the IO. The HKIA has issued two separate codes of conduct, namely the Code of Conduct for Licensed Insurance Agents and the Code of Conduct for Licensed Insurance Brokers. These codes contain principles of conduct and related standards and practices with which licensed insurance agents and licensed insurance brokers are ordinarily expected to comply in carrying on regulated activities.

Transitional arrangements

Insurance intermediaries validly registered with the three former self-regulatory organizations (The Insurance Agents Registration Board, The Hong Kong Confederation of Insurance Brokers and Professional Insurance Brokers Association) immediately before the commencement of the new regime on September 23, 2019 are regarded as (or deemed as) having been granted a license for three years under the current regulatory regime.

If deemed licensees intend to continue conducting regulated activities under the IO after the end of the transitional period, they must apply for a formal license from the HKIA within the three-year transitional period. During the transitional period, the HKIA will make arrangements for deemed licensees to submit their applications for formal license by batches. As of the date of this prospectus HCYC Asia remains a deemed licensee.

Regulation under the MPFSO

The MPFA is the body established to act as the regulatory authority under the MPFSO and is responsible for regulating and supervising the operations of MPF schemes.

The MPFA registers MPF schemes, approves constituent funds of the schemes and ensures that they operate properly in accordance with the MPFSO, subsidiary legislation and the guidelines issued by the MPFA.

A person is required to be registered with the MPFA as an MPF intermediary before he can engage in MPF sales and marketing activities that may influence a prospective or existing participant of an MPF scheme in making a decision that affects the participant’s benefits in an MPF scheme. The MPFA may only register as “principal intermediaries” institutions registered with the SFC for dealing in securities and/or advising on securities regulated activity corporations licensed by the SFC for dealing in securities regulated activity and/or advising on securities regulated activity, insurers authorized under the IO to carry on a long-term insurance business and licensed long-term insurance broker companies under the IO. HCYC Asia is a registered MPFSO principal intermediary and hence is subject to supervision under this regime. Certain individuals attached to a principal intermediary are also required to be registered with the MPFA as “subsidiary intermediaries.” Both principal intermediaries and subsidiaries intermediaries constitute “MPF intermediaries.” In regulating MPF intermediaries, the MPFA works with three frontline regulators, namely the HKIA, the SFC and the Hong Kong Monetary Authority (collectively, the “FRs”). The MPFA and the FRs have distinct powers and functions. In cases concerning conduct issues, the FRs are responsible for supervision and investigation of the relevant registered MPF intermediaries who are the FRs’ respective regulatees under their own regimes while the MPFA is the sole authority to determine and impose any disciplinary orders under the MPFSO. Conduct requirements for MPF intermediaries are set out in the MPFSO and a guideline issued by the MPFA.

Publicly offered investment products

The operation, marketing and promotion of investment-linked products and schemes, including long-term insurance schemes by insurers, are subject to authorization by the SFC in accordance with Part IV of the SFO and related codes and guidelines issued by the SFC (for example, the SFC Handbook for Unit Trusts and Mutual Funds, Investment-Linked Assurance Schemes and Unlisted Structured Investment Products). The codes and guidelines contain structural requirements, operational requirements and disclosure requirements, including restrictions on the content of advertisements and the claims that can be made with respect to risks and potential returns on an investment.

Regulation under the SFO

Companies that wish to conduct business in regulated activities (as stipulated in the SFO) which include, but are not limited to, Type 1 (Dealing in Securities), Type 4 (Advising on Securities) and Type 9 (Asset Management) in Hong Kong must be licensed to do so under the SFO, unless one of the exemptions under the SFO applies. The marketing and promotion of regulated activities, certain financial products and investment schemes are also regulated under the SFO.

Licensed corporations under the SFO are subject to a number of ongoing requirements which include, but are not limited to, capital adequacy, financial reporting and audit, internal control and compliance, regulatory notifications and record keeping. Responsible officers who supervise the regulated activities of the licensed corporations and individuals responsible for carrying out the regulated activities in Hong Kong must satisfy suitability and qualification requirements (as well as maintenance of such requirements) and be approved by the SFC. Substantial shareholders as defined under the SFO must also satisfy certain requirements as to their fitness and properness and be approved by the SFC.

In Hong Kong, FWD Financial Planning and FWD Life (Bermuda) are licensed corporations. FWD Financial Planning is licensed for Type 1 (Dealing in Securities) and Type 4 (Advising on Securities) regulated activities. FWD Life (Bermuda) is licensed for Type 9 (Asset Management) regulated activities.

173

HCYC’S DIRECTORS AND EXECUTIVE OFFICERS

Directors and Senior Management

The following table sets forth certain information relating to the executive officers and directors of HCYC as of the date of this proxy statement/prospectus:

Name	Age	Position

Ms. Xiameng Ding	42	Chairwoman and Chief Executive Officer

174

Ms. Xiameng Ding has served as our Chairwoman and Chief Executive Officer since our inception. Ms. Ding has served as the Controller and director for HYCY Wealth Management (Asia) Co. Ltd since February 2020 where she oversees all teams and supervises operation. She has also served as the director of MXKJ Health Tech. Co., Ltd since February 2020. Additionally, she has served as the director for SGI Capital Asset Management since June 2016. Ms. Ding has served in various roles in the finance and insurance sectors, each contributing to her growth and expertise in those fields. Her leadership has instrumental in steering the company towards achieving its goals. Ms. Ding received her MBA in Technology from Windsor Management College of Business Management.

Employment Agreements

We are not party to any agreements with our executive officer and director.

Executive Officers and Director Compensation

None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. Additionally, certain directors may receive additional compensation in the form of equity interests for their services. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

PUBCO’S DIRECTORS AND OFFICERS FOLLOWING THE BUSINESS COMBINATION

The following table sets forth certain information relating to the executive officers and directors of PubCo after the consummation of the Business Combination.

Name	Age	Position
Shen Hsu Ming	64	Chief Executive Officer and Director
Chia Hui Hwa (Alice)	58	Chief Financial Officer
Raymond (Yong) Xia	51	Director
Li Peng Hsin (Darren)	41	Director
Lei Yiyi	58	Director

175

Shen Hsu Ming, will serve as Chief Executive Officer and Director effective upon the closing of the Business Combination. Mr. Ming has served as the General Manger of the Taiwan branch of MXKJ Health Tech. Co., Ltd, (“MXKJ”) since June 2016. Under his leadership MXKJ has experienced significant growth, expansion and innovation in the market place. Prior to that, from May 1995 to December 2020, Mr. Ming served as the Senior Manager in a leading Taiwan insurance company. His tenure was marked by strategic decision-making and a deep understanding of the insurance industry, contributing to the company’s success and growth. Mr. Ming also served as the Responsible Person of Ideal Information Co., Ltd., from May 1989 to May 1992, where he demonstrated his ability to successfully oversee operations and drive business objectives. His leadership was instrumental in steering the company towards achieving its goals. Mr. Ming received his bachelor degree in Technology from National Taipei University of Technology.

Chia Hui Hwa (Alice) will serve as Chief Financial Officer and Director effective upon the closing of the Business Combination. Since April 2024, Ms. Hwa as served as a Deputy Finance Director for Alice Jolin MaiCheng International Ltd. where she manages budgeting, forecasting, financial reporting, analysis, taxation, and treasury matters. Since April 2016 Ms. Hwa has served as the Office Manager at Alice Experience, reporting directly to the Branch Manager. Her responsibilities include managing operations, implementing document flow systems, handling payroll for office and Australia-based engineers, managing submissions for CPFs and quarterly GSTs, sourcing insurance, liaising with subcontractors and suppliers, and preparing financial reports and forecasts. Additionally, Ms. Hwa manages the human resource duties for the Singapore, Australia, and India branches. From August 2012 to March 2016, Ms. Hwa held the position of Accounts cum Administrative Manager at Alice Experience, reporting to the Managing Director. In this role, she was responsible for managing document flow systems, handling payroll for India-based engineers, and managing MOM issues such as EP application, cancellations, and renewals. Ms. Hwa also sourced insurance. Ms. Hwa attended Bendemeer Secondary School for GCE “A” Level, and St. Nicholas Girls’ School for GCE “O” Level, and PSLE.

Raymond (Yong) Xia will serve as a Director effective upon the closing of the Business Combination. Mr. Xia has served as a Corporate Controller and consultant for several privately held companies since 2017. From 2009 to 2016, he served as Vice President of Finance at Armco Metals Holdings, Inc. (NYSE MKT: AMCO), a company engaged in the metal ore and non-ferrous metals distribution and recycling business. From 2007 to 2009, he served as Vice President of Business Development at China Direct Investment, Inc., a NASDAQ-listed company engaged in industrial commodities, international investment and financial consulting services, where he advised numerous Chinese companies on US capital markets and assisted them in going public and raising capital. Mr. Xia. has over 25 years’ experience in financial services, corporate finance, GAAP accounting and business management at public companies both in the United States and abroad, specializing in IPOs, reverse mergers and capital raises and financings. As a financial expert, he has served as senior management and on the board for public companies in the United States and abroad. He also has technical expertise in accounting for income taxes, revenue recognition, and business combinations. Mr. Xia received his MBA from the University of Florida. He is a certified public accountant licensed in Washington State.

Li Peng Hsin (Darren) will serve as a Director effective upon the closing of the Business Combination. Since July 2019, Mr. Hsin has served as the Regional Business Development Event Director at MXKJ Health Tech. Co., Ltd. where he launched the company’s first mainland China branch. Under his leadership, MXKJ established a strong presence in 17 countries and their overseas market expansion strategy saw the establishment of a new overseas country branch every three months. Prior to joining MXKJ, he served as the Chief Marketing Manager of Shenzhen Fanzi Beauty Salon Inc. from January 2015 to February 2019. From March 2011 to January 2015, Mr. Hsin served as the Overseas Marketing Manager at Deta Machinery Inc. where he played a pivotal role in expanding the company’s market reach and enhanced its international presence. Mr. Hsin has over 20 years’ experience in marketing, financial services, event organizing, and management training experience in the Mainland China, Hong Kong, Taiwan, Singapore, and Malaysia areas. Mr. Hsin holds an Associate of Business in Marketing Management from Chinese University in Taichung Taiwan. He received his bachelor degree in Foreign Languages from Asia University in Taichung.

Lei Yiyi will serve as a Director effective upon the closing of the Business Combination. Since March 2017 Mr. Yiyi has served as the Financial Manager of Meixing Health Technology Co., Ltd. Prior to that, he was a part time lecturer at Nankai University of Science and Technology from August 2010 to August 2014. From August 2004 to July 2008, Mr. Yiyi served as the department head of Ren Yongda Technical College. From August 2002 to July 2007 Mr. Yiyi was a part time lecturer at the National Pingtung Institute of Technology He specializes in insurance, intermediate accounting, financial statement analysis and financial management. Mr. Yiyi holds an MBA from National Chengchi University and a Bachelor Degree from Tamkang University. He also holds the certificate Class B Planning Affairs Technician.

176

Board of Directors

The board of directors of Pubco will initially consist of three directors immediately after the consummation of the Business Combination. Of these initial three directors, all will be independent. A director is not required to hold any shares in Pubco by way of qualification. A director may vote with respect to any contract, proposed contract or arrangement in which he is materially interested provided (i) such director, if his interest in such contract or arrangement is material, has declared the nature of his interest at the earliest meeting of the board at which it is practicable for him to do so, either specifically or by way of a general notice, (ii) such director has not been disqualified by the chairman of the relevant board meeting, and (iii) if such contract or arrangement is a transaction with a related party, such transaction has been approved by the audit committee in accordance with the Nasdaq rules. The directors will be able exercise all the powers of Pubco to borrow money, mortgage its undertaking, property and uncalled capital, and issue debentures or other securities whenever money is borrowed or as security for any obligation of Pubco or of any third party.

Duties of Directors

Under the laws of the Cayman Islands, directors have a fiduciary duty to act honestly in good faith with a view to the company’s best interests. Pubco directors also have a duty to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In fulfilling their duty of care to us, our directors must ensure compliance with Pubco’s memorandum and articles of association, as amended and restated from time to time. A shareholder has the right to seek damages if a duty owed by the directors is breached.

Terms of Directors and Executive Officers

The Pubco directors may be appointed by an ordinary resolution of Pubco’s shareholders. In addition, Pubco’s board of directors may, by the affirmative vote of a simple majority of the directors present and voting at a board meeting appoint any person as a director either to fill a casual vacancy on Pubco’s board or as an addition to the existing board. Unless otherwise determined by Pubco in general meeting, Pubco shall have no less than three (3) and no more than twelve (12) directors. A director will cease to be a director automatically if the director (i) becomes bankrupt or makes any arrangement or composition with his creditors; (ii) dies or is found to be or becomes of unsound mind; (iii) resigns his office by notice in writing to Pubco; (iv) without special leave of absence from Pubco’s board, is absent from three consecutive board meetings and Pubco’s directors resolve that his office be vacated; or (v) is removed from office pursuant to any other provisions of Amended Pubco Articles.

Pubco’s officers are elected by and serve at the discretion of the board of directors of Pubco.

Board Committees

The Pubco board of directors will have an audit committee, a compensation committee and a nominating committee. Each committee’s members and functions are described below.

Audit Committee

The Pubco audit committee will initially consist of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi. Raymond (Yong) Xia will be the chairperson of Pubco’s audit committee. Each of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi satisfies the independence requirements under Rule 5605(c)(2) of the Nasdaq Stock Market Rules and meets the criteria for independence set forth in Rule 10A-3 of the Exchange Act, as well as the criteria of an audit committee financial expert as set forth under the applicable rules of the SEC.

The Pubco audit committee will oversee Pubco’s accounting and financial reporting processes and the audits of Pubco’s financial statements. The audit committee will be responsible for, among other things:

● selecting the independent auditor;

● pre-approving auditing and non-auditing services permitted to be performed by the independent auditor;

177

● annually reviewing the independent auditor’s report describing the auditing firm’s internal quality control procedures, any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors and all relationships between the independent auditor and Pubco;

● reviewing responsibilities, budget, compensation and staffing of Pubco’s internal audit function;

● reviewing with the independent auditor any audit problems or difficulties and management’s response;

● reviewing and, if material, approving all related party transactions on an ongoing basis;

● reviewing and discussing the annual audited financial statements with management and the independent auditor;

● reviewing and discussing with management and the independent auditors major issues regarding accounting principles and financial statement presentations;

● reviewing reports prepared by management or the independent auditors relating to significant financial reporting issues and judgments;

● discussing earnings press releases with management, as well as financial information and earnings guidance provided to analysts and rating agencies;

● reviewing with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on Pubco’s financial statements;

● discussing policies with respect to risk assessment and risk management with management and internal auditors;

● timely reviewing reports from the independent auditor regarding all critical accounting policies and practices to be used by Pubco;

● establishing procedures for the receipt, retention and treatment of complaints received from Pubco’s employees regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Pubco’s employees of concerns regarding questionable accounting or auditing matters;

● such other matters that are specifically delegated to Pubco’s audit committee by Pubco’s board of directors from time to time; and

● meeting separately, periodically, with management, internal auditors and the independent auditor.

Compensation Committee

The Pubco compensation committee will initially consist of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi. Lei Yiyi will be the chairperson of the compensation committee. Each of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi satisfies the independence requirements under Rule 5605(a)(2) of the Nasdaq Stock Market Rules.

Pubco’s compensation committee will be responsible for, among other things:

● reviewing, evaluating and, if necessary, revising Pubco’s overall compensation policies;

● reviewing and evaluating the performance of Pubco’s directors and relevant executive officers and determining the compensation of relevant executive officers;

● reviewing and approving Pubco’s executive officers’ employment agreements with Pubco;

178

● setting performance targets for relevant executive officers with respect to Pubco’s incentive compensation plan and equity-based compensation plans;

● administering Pubco’s equity-based compensation plans in accordance with the terms thereof; and

● such other matters that are specifically delegated to the compensation committee by Pubco’s board of directors from time to time.

Nominating and Corporate Governance Committee

The Pubco nominating and corporate governance committee will initially consist of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi. Li Peng Hsin will be the chairperson of the nominating and corporate governance committee. Each of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi satisfies the independence requirements under Rule 5605(a)(2) of the Nasdaq Stock Market Rules.

The Pubco nominating and corporate governance committee will be responsible for, among other things:

● selecting and recommending to Pubco’s board of directors nominees for election by the shareholders or appointment by the board;

● reviewing annually with Pubco’s board of directors the current composition of Pubco’s board of directors with regards to characteristics such as independence, knowledge, skills, experience and diversity;

● making recommendations on the frequency and structure of Pubco’s board of directors meetings and monitoring the functioning of the committees of Pubco’s board of directors; and

● advising Pubco’s board of directors periodically with regards to significant developments in the law and practice of corporate governance as well as Pubco’s compliance with applicable laws and regulations, and making recommendations to the board on all matters of corporate governance and on any remedial action to be taken.

Employment Agreements and Indemnification Agreements

We intend to enter into employment agreements and indemnification agreements with our officers and directors upon the consummation of our Business Combination.

Foreign Private Issuer Status

Pubco is an exempted company limited by shares incorporated under the laws of the Cayman Islands. After the consummation of the Business Combination, Pubco will report under the Exchange Act as a non-U.S. company with foreign private issuer status. Under Rule 405 of the Securities Act, the determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter. For so long as Pubco qualifies as a foreign private issuer, it will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including:

● the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q or current reports on Form 8-K with the SEC;

● the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act;

● the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and

● the selective disclosure rules by issuers of material nonpublic information under Regulation Fair Disclosure, or Regulation FD, which regulates selective disclosure of material non-public information by issuers.

179

Pubco will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. In addition, Pubco intends to publish its results on a quarterly basis through press releases, distributed pursuant to the rules and regulations of Nasdaq. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information Pubco is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, Pubco shareholders will receive less or different information about Pubco than a shareholder of a U.S. domestic public company would receive.

Pubco is a non-U.S. company with foreign private issuer status, and, after the consummation of the Business Combination, will be listed on Nasdaq. Nasdaq market rules permit a foreign private issuer like Pubco to follow the corporate governance practices of its home country. Certain corporate governance practices in the Cayman Islands, which is Pubco’s home country, may differ significantly from Nasdaq corporate governance listing standards. Among other things, Pubco is not required to have:

● a majority of the board of directors consist of independent directors;

● a compensation committee consisting of independent directors;

● a nominating committee consisting of independent directors; or

● regularly scheduled executive sessions with only independent directors each year.

Although not required and as may be changed from time to time, Pubco intends to have, as of the consummation of the Business Combination, a majority-independent board of directors, a majority-independent compensation committee and a nominating committee. Subject to the foregoing, Pubco intends to rely on the exemptions listed above. As a result, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq applicable to U.S. domestic public companies.

Controlled Company Status

After the completion of the Business Combination, Ms. Xiameng Ding, through HCYC Wealth Management Company Limited, will control a majority of the voting power of Pubco’s outstanding ordinary shares. As a result, Pubco will be a “controlled company” within the meaning of applicable Nasdaq listing rules. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Pubco expects to utilize these “controlled company” exemptions for at least some period following the Business Combination, as it does not expect its board of directors, compensation committee and nominating and corporate governance committee following the Business Combination to meet the afore-mentioned independence requirements. Pending such determination, you may not have the same protections afforded to shareholders of companies that are subject to all of these corporate governance requirements. If Pubco ceases to be a “controlled company” and its shares continue to be listed on Nasdaq, Pubco will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, Pubco may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Director Independence

As a result of Ms. Xiameng Ding holding a majority of the voting power of Pubco’s outstanding ordinary shares through HCYC Wealth Management Company Limited, Pubco will be a “controlled company” within the meaning of Nasdaq’s listing rules. Therefore, Pubco will not be required to comply with certain corporate governance rules that would otherwise apply to us as a listed company on Nasdaq, including the requirement that compensation committee and nominating and corporate governance committee be composed entirely of “independent” directors (as defined by Nasdaq’s listing rules). As a “controlled company,” the board of directors of Pubco will not be required to include a majority of “independent” directors.

Nonetheless, we anticipate that Pubco will have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. In addition, we anticipate that Each of Raymond (Yong) Xia, Li Peng Hsin and Lei Yiyi will qualify as independent directors for the purpose of serving on the audit committee of Pubco under SEC rules.

Code of Business Conduct and Ethics

Pubco will adopt a Code of Business Conduct and Ethics applicable to its directors, officers and employees upon the consummation of our Business Combination.

180

HCYC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this section, references to “we,” “us” and “our” are intended to refer to (i) for periods prior to the consummation of the Business Combination, HCYC and/or its subsidiaries, and (ii) for periods following the consummation of the Business Combination, HCYC and/or its subsidiaries, including HCYC, as the context indicates. “HCYC Group” refers to HCYC or the Company, as applicable, and its consolidated subsidiaries.

Overview

Based out of Hong Kong, we aim to be a leading intermediary insurance brokerage company, providing professional services, including but not limited to insurance business consulting, insurance products sourcing, negotiation of policy terms and conditions with insurers, insurance business after-sales customer services, and overall serving as an intermediary between insurers and individual customers and partnered insurance providers, to enhance the overall customer experience.

Our operating subsidiary, HCYC Wealth Management (Asia) Company Limited was founded in 2010 and acquired by our founder, Ms. Xiameng Ding in February 2020 with the ambition of forging our own path as a next-generation regional insurance broker in the Hong Kong markets. We have built our leadership team and culture to align with this vision.

Presently, we act as an insurance broker for insurance products of individual customers and many large insurance companies in Hong Kong, providing various types of insurance products to customers. Some of our partnered insurance providers include AIA Insurance, AXA Insurance, China Pacific Life, Prudential, FTLife, Generali, Manulife and China Taiping. The value that we add to the customer experience is that, as an intermediary, we provide a customer-centric experience by putting the customer first and providing customized financial protection plans for customers based on different needs and backgrounds, with diverse products through our large network of major insurers in the region and providing flexible choices, comprehensive protection.

We are a customer-led business, and we put customers at the heart of everything we do. Since our inception, we have thrived on disrupting the traditional insurance brokerage industry by transforming the traditional role of an insurance broker into our business model. To maximize customer touch points and offer a desirable experience, we adopted a comprehensive service model to enhance, extend and empower the services that we provide our customers, effectively providing personalized and tailored life insurance products based on individualized needs sourced through our network of insurance providers.

We have built long-term collaborative partnerships with some of the large insurance providers in Hong Kong, which we believe allows us to source the best available customized insurance plans to meet all of our customers’ needs, both individuals and partnered insurance providers. We believe this which enables us to serve sophisticated, affluent and mass affluent customers who value personalized interactions.

Major Factors Affecting Our Results of Operations

HCYC did not set any specific key performance indicators for each period presented. We believe that the major factors affecting our results of operations include the following.

Productivity of Distribution Network

We believe that building out an effective distribution network is essential to increasing our sales, and therefore, the productivity of our distribution network is and will continue to be essential to our net revenues and business operations. We currently have no sales professionals as employees, and highly rely on our sales from corporate referrers. All of our sales are generated from corporate referrers. As we expand our coverage network, we will increase our capacity to cultivate and serve new clients and markets, and further improve our operation efficiency.

Rate of insurance brokerage fee

We derive a majority of our revenues from first-year commissions of insurance policies sales we facilitate. The commission fee rates vary from product to product. Most of commissions we earn for such service are calculated based on product price and commission fee rates, hence the change of commission fee rates may substantially affect our net revenue. Although the fee rates within any given category of the products we distribute remained relatively stable during the applicable periods referenced in this prospectus, future commission fee rates may be subject to change based on the prevailing political, economic, regulatory, taxation and competitive factors that affect insurance companies who determine those fee rates. Our revenues stem from both our individual customers and partnered insurance providers.

Market competition

We operate in an increasingly competitive environment and compete for clients on the basis of, among other things, product offering, client services, branch network, reputation and brand name. Should our competitors possess resource mention above comparable to or better than ours, we might not be able to maintain our competitive edges, and the business operations and profitability of our Group might be adversely affected.

181

Results of Operations

For the Year Ended March 31, 2025 Compared to the Year Ended March 31, 2024

The summary of the Company’s total revenues by commission type for the years ended March 31, 2025 and 2024 was as follows:

	For years ended March 31,
	2025	2024

Revenue - first year commission	$5,181,879	$10,358,016
Revenue - renewal commission	691,145	521,976
Other activities	5,528	7,838
Total revenue	$5,878,552	$10,887,830

Revenues

Our revenue is primarily derived from insurance brokerage services with respect to life insurance products. We receive first-year commission from the insurance companies, i.e. our customers, for the new insurance products we facilitate to sell, and renewal commission for the renewal of previously sold products. These commissions are normally calculated as a percentage of the premium that the policy buyer pays to the insurance companies in respect of an insurance product and its subsequent renewals. The following table sets forth the range of commission fee percentage and the weighted average commission fee percentage, by type of insurance product, for each period presented.

	For years ended March 31,
	2025		2024
	Range of commission fee percentage	Weighted average commission fee percentage	Range of commission fee percentage	Weighted average commission fee percentage
First year Commission
-Life insurance policies	8%-100%	75.3%	36%-100%	76.9%

Renewal Commission
-Life insurance policies	0.3%-50.0%	6.9%	0.3%-50%	4.6%

Revenues were $5,878,552 for the fiscal year ended March 31, 2025 compared to $10,877,830 for the previous year, a decrease of $5,009,278. The decrease was primarily due to the economic slowdown in mainland China and the instability of the US and Hong Kong dollars during the reporting period, which resulted in a decrease in our clients’ demand for the insurance products. The number of new insurance policies we facilitate to sell decreased from 1,186 for the year ended March 31, 2024 to 392 for the year ended March 31, 2025. The following table sets forth the disaggregation of the number of insurance policies facilitated by first year and renewals.

	For years ended March 31,
	2025	2024
Number of insurance policies facilitated by
First year	392	1,186
Renewal	1,196	479

Total	1,588	1,665

However, the increase in the average premium of products sold partially offset the adverse effect of sales volume drop. In this regard, the average premium per first year policy increased from $11,862 for the year ended March 31, 2024 to $13,207for the year ended March 31, 2025.

Cost of Revenues

Cost of revenue consists of the cost of commissions paid to the referrers. Our cost of revenues was $4,917,031 for the year ended March 31, 2025, an decrease of $4,563,455 from $9,480,486 for the same period of 2024. The decrease was due to the decrease in the number of policies sold to externally referred buyers, causing us paying less referral fees to independent agents. In this regard, the number of first-year policy referral purchases increased from 1154 for the year ended March 31, 2024 to 386 for the year ended March 31, 2025.

Our cost of revenues accounted for 83.6% and 87.1% of our total revenue for the fiscal years ended March 31, 2025 and 2024, which remained relatively consistent.

182

Gross Profit

Gross profit was $961,521 for the fiscal year ended March 31, 2025, compared to $1,407,344 for the same period of 2024. The increase was primarily due to an increase in the policies buyers referred by independent agents.

Compensation and benefits

Our compensation and benefits primarily include salary, bonus and employee defined benefits paid to the Company’s employees.

Our compensation and benefits were $718,300 for the year ended March 31, 2025 compared to $497,856 for the same period of 2024. The increase of $220,444 was primarily due to performance bonuses paid to employees for the 2024 calendar year.

General and Administrative Expenses

The following table sets forth a breakdown by nature of our general and administrative expenses for the years indicated, in absolute amounts and as a percentage of our net revenue.

	For years ended March 31,
	2025		2024
	US$	%	US$	%
Professional service fees	678,665	11.5	576,768	5.3
Rental	131,857	2.2	106,782	1.0
Office expenses	52,843	0.9	52,316	0.5
Customer relationship management expenses	75,796	1.3	41,656	0.4
Insurance fee	36,623	0.6	37,962	0.3
IT expenses	8,514	0.1	36,028	0.3
Depreciation	15,514	0.3	11,219	0.1
Bank charges	5,999	0.1	6,219	0.1
Tax and surcharge	6,185	0.1	5,223	0.0
Travel expenses	8,103	0.1	3,119	0.0
Others	2,517	0.0	1,464	0.0
Total	1,022,616	17.4	878,756	8.1

Our general and administrative expenses increased by $143,860, from $ 878,756 for the year ended March 31, 2024 to $ 1,022,616 for the year ended March 31, 2025. The increase was primarily due to (1) an increase of $101,897 in professional service fees for the advisory, legal and audit services related to the business combination, (2) an increase of $25,075 in office and other variable rental, (3) an increase of $34,140 in customer relationship management expenses, and partially offset by an decrease of $27,514 in IT expenses.

Other income

Our other income primarily includes government subsidies. Other income was $522 for the year ended March 31, 2025 compared to $20,369 for the same period of 2024. The decrease was primarily due to decrease of government subsidies we received from Hong Kong government.

Interest income

Our interest income primarily consists of the interest from our cash deposit in banks. Our interest income was $905 for the year ended March 31, 2025 compared to $4,332 for the same period in 2024.

Income Taxes

We recorded income tax expense of $14,915 for the year ended March 31, 2025 and $37,227 for the same period in 2024, respectively.

Net Loss

We had a net loss of $792,883 for the fiscal year ended March 31, 2025, compared to a net income of $18,206 for the same period of 2024.

183

The following table sets forth a summary of our cash flows for the periods indicated.

	For the Twelve Months Ended March 31,
	2025	2024

Cash provided by (used in) operating activities	$(902,007)	$117,066
Cash used in investing activities	(9,986)	(50,168)
Cash provided by financing activities	619,955	512,865

Operating Activities

Net cash used in operating activities was $902,007 for the year ended March 31, 2025, which was primarily due to (i) our net loss of $792,883, adjusted for adding back non-cash depreciation expense of $15,514, non-cash deferred tax expense of $14,915 and non-cash right-of-use assets amortization of $118,820; (ii) changes in operating assets and liabilities of $258,373. The changes in operating assets and liabilities mainly include: (i) an increase of $499,451 in accounts receivable for our insurance brokerage service from insurance companies, i.e. customers, which is caused by which is caused by the increase of sales of policies around the end of the reporting period; (ii) an decrease of $122,780 in lease liabilities; and (iii) an increase of $344,517 in accounts payables for client referral services to external referrers, i.e. our suppliers, which is primarily attributable to a higher volume of referrals in March 2025 compared to the prior year, resulting in a corresponding rise in commission payables.

Net cash provided by operating activities was $117,066 for the year ended March 31, 2024, which was primarily due to (i) our net income of $18,206, adjusted for adding back non-cash depreciation expense of $11,219, non-cash deferred tax expense of $37,227 and non-cash right-of-use assets amortization of $99,827; (ii) changes in operating assets and liabilities of ($49,413). The changes in operating assets and liabilities mainly include: (i) an increase of $289,467 in accounts receivable for our insurance brokerage service from insurance companies, i.e. customers, which is caused by our increase of net revenue; (ii) an increase of $186,644 in lease liabilities; (iii) a decrease of $283,944 in right-of-use assets; and (iv) a decrease of $205,622 in accounts payables for client referral services to external referrers, i.e. our suppliers, which is due the company shortened its payment frequency to suppliers to once every two weeks during the year, causing the lower accounts payable level.

Investing Activities

Cash used in investing activities was $9,986 for the fiscal year ended March 31, 2025, compared to cash used in investing activities of $50,168 for the same period of 2024.

Net cash used in each fiscal year primarily included the purchase of equipment.

Financing Activities

Net cash provided by financing activities amounted to $ 619,955 for the year ended March 31, 2025, attributable to the increase of interest-free borrowings from related parties.

Net cash provided by financing activities amounted to $ 512,865 for the year ended March 31, 2024, attributable to an increase of $502,866 in interest-free borrowings from related parties and proceeds from shareholders contribution of $9,999.

LIQUIDITY AND CAPITAL RESOURCES

To date, we have financed our operations primarily through contributions from shareholders and borrowings from related parties. As reflected in HCYC’s consolidated financial statements, the Company had an accumulated loss of $1,656,956 and a working capital deficit of $825,582 as of March 31, 2025. As of March 31, 2025, we had $523,013 in cash and cash equivalents.

We believe that our current cash and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for at least the next 12 months. We may, however, need additional capital in the future to fund our continued operations. If we determine that our cash requirements exceed the amount of cash and cash equivalents we have on hand at the time, we may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or debt securities would result in further dilution to our shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict our operations. We cannot assure you that financing will be available in amounts or on terms acceptable to us, if at all.

184

Internal Control over Financial Reporting

Prior to the Business Combination, HCYC was a private company with limited accounting and financial reporting personnel and other resources to address its internal control over financial reporting. As defined in the standards established by the Public Company Accounting Oversight Board of the United States, a “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The material weakness that has been identified relate to lack of sufficient internal capabilities and resources with relevant experience, skills and knowledge in accounting and financial reporting under the requirements of U.S. GAAP and rules set forth by the SEC to prepare financial statements and related footnote disclosures in accordance with U.S. GAAP. See “Risk Factors -Risks Related to HCYC- If HCYC fails to implement and maintain an effective system of internal controls over financial reporting, it may be unable to accurately report its results of operations, meet reporting obligations or prevent fraud. As a result, Pubco’s security holders could lose confidence in its financial and other public reporting, which would harm its business and trading price of Pubco securities.”

To remedy HCYC’s identified material weaknesses, HCYC has begun to, and will continue to (1) hire additional competent accounting staff with appropriate knowledge and experience of U.S. GAAP and SEC financial reporting requirements and strengthen period-end financial reporting controls and procedures; (2) establish an ongoing program to provide sufficient and appropriate training for financial reporting and accounting personnel, especially training related to U.S. GAAP and SEC financial reporting requirements; and (3) assign clear roles and responsibilities for accounting and financial reporting staff to address accounting and financial reporting issues.

However, neither HCYC nor PubCo following the Business Combination can assure that it will remediate its material weaknesses in a timely manner, or at all.

As a company with less than $1.235 billion in revenue for its last fiscal year, HCYC qualifies, and PubCo will qualify as an “emerging growth company” pursuant to the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other requirements otherwise applicable to public companies. These provisions include exemption from the auditor attestation requirement under Section 404 of the Sarbanes-Oxley Act of 2002, in the assessment of an emerging growth company’s internal control over financial reporting.

The JOBS Act also provides that an emerging growth company does not need to comply with new or revised financial accounting standards until the date that a private company is otherwise required to comply with such new or revised accounting standards. HCYC and PubCo following the consummation of the Business Combination will take advantage of the extended transition period. As a result of this election, HCYC’s financial statements may not be comparable to other public companies that comply with the public company effective dates for these new or revised accounting standards.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

We did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.

BENEFICIAL OWNERSHIP OF ALPHATIME SECURITIES BEFORE THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of ATMC Ordinary Shares as of the Record Date, pre-Business Combination by:

each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by BSGA to be the beneficial owner of more than 5% of ATMC Ordinary Shares as of October 22, 2025 (pre-Business Combination);

each of AlphaTime’s executive officers and directors; and

all of AlphaTime’s current executive officers and directors as a group.

As of the Record Date, AlphaTime had 2,551,636 ATMC Ordinary Shares issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, AlphaTime believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after the consummation of the Business Combination, sole voting and investment power with respect to all of our ordinary shares that they beneficially own, subject to applicable community property laws. Any ordinary shares subject to options or warrants exercisable within 60 days of the date of this proxy statement/prospectus are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner	Beneficially Owned	Shares(%)
Alphamade Holding LP (2)	1,099,200	43.08
Doreen International Limited(2)	1,035,000	40.56
Xinfeng Feng(2)	2,134,200	83.64
Gan Kim Hai	-	-
Jichuan Yang	-	-
Li Wei	-	-
Wen He	-	-
Michael L. Coyne	-	-
All executive officers and directors as a group (6 individuals)	2,134,200	83.64
Mizuho Financial Group, Inc. (3)	505,896	19.83
Space Summit Capital, LLC (4)	475,000	18.62
ATW SPAC Management, LLC (5)	188,093	7.37
Boothbay Fund Management, LLC (6)	188,093	7.37
Meteora Capital, LLC	152,878	5.99
Karpus Investment Management (8)	342,567	13.43

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AlphaTime Acquisition Corp, 420 Lexington Avenue, Room 2446, New York, NY 10170.

(2)	Our Sponsor is the record holder of Founder Shares reported herein. Ms. Feng is the sole director and shareholder of Doreen International Limited, which owns 60% of the Sponsor entity.

(3)	According to a Schedule 13G filed with the SEC on November 14, 2024, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners 505,896 ATMC Ordinary Shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(4)	According to a Schedule 13G filed with the SEC on January 4, 2023, Space Summit Capital, LLC owns 475,000 ATMC Ordinary Shares.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2023, the ordinary shares are held by (1) one or more private funds managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Shares held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company and (2) a private fund that is managed by an affiliate of the Adviser. Antonio Ruiz-Gimenez and Kerry Propper are managing members of the Adviser and its affiliate. The address is 17 State Street, Suite 2100 New York, New York 10004.

(6)	According to a Schedule 13G/A filed with the SEC on February 13, 2025, Boothbay Fund Management, LLC owns 188,093 ATMC Ordinary Shares.

(7)	According to a Schedule 13G/A filed with the SEC on August 14, 2025, Meteora Capital, LLC owns 152,878 ATMC Ordinary Shares

(8)	According to a Schedule 13G/A filed with the SEC on May 14, 2025, Karpus Investment Management owns 342,567 ATMC Ordinary Shares.

185

BENEFICIAL OWNERSHIP OF HCYC GROUP COMPANY LIMITED SECURITIES BEFORE THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of HCYC Ordinary Shares as of the Record Date, pre-Business Combination by:

each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by BSGA to be the beneficial owner of more than 5% of HCYC Ordinary Shares as of June 13, 2025 (pre-Business Combination);

each of HCYC’s executive officers and directors; and

all of HCYC’s current executive officers and directors as a group.

As of the Record Date, HCYC had 9,999 Ordinary Shares issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, HCYC believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after the consummation of the Business Combination, sole voting and investment power with respect to all of our ordinary shares that they beneficially own, subject to applicable community property laws. Any ordinary shares subject to options or warrants exercisable within 60 days of the date of this proxy statement/prospectus are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner	Beneficially Owned	Shares
HCYC Wealth Management company Limited(1) (2)	8,499	85%
Ms. Xiameng Ding (2)	8,499	85%
NEW SWAN CASTLE LIMITED	375	3.5%
Oriental Treasure Consultant Inc	350	3.75%
Hota Star Holding Limited	375	3.75%
Bstar Group Limited	400	4%
All executive officers and directors as a group (1 individual)	8,499	85%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o HCYC Group Company Limited Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong.
(2)	It includes the shares owned by HCYC Wealth Management company Limited, a British Virgin Islands limited company, which is controlled by Ms. Xiameng Ding, the Chairwoman, Chief Executive Officer, Chief Financial Officer and Director of HCYC.

186

BENEFICIAL OWNERSHIP OF PUBCO SECURITIES FOLLOWING THE BUSINESS COMBINATION

The following table sets forth information regarding the expected beneficial ownership of PubCo Ordinary Shares immediately following the consummation of the Business Combination by:

each person who is expected to beneficially own 5.0% or more of the outstanding PubCo Ordinary Shares;

each person who will become an executive officer or director of PubCo; and

all of those executive officers and directors of PubCo as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to, or the power to receive the economic benefit of ownership of, the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that the person has the right to acquire within 60 days are included, including through the exercise of any option or other right or the conversion of any other security. However, these shares are not included in the computation of the percentage ownership of any other person. Each holder of PubCo Ordinary Shares is entitled to one (1) vote per share.

The total number of PubCo Ordinary Shares expected to be outstanding after the consummation of the Business Combination will be (i) assuming a No Further Redemption Scenario, consisting of 12,025,479 PubCo Ordinary Shares, and (ii) assuming a Maximum Redemption Scenario, consisting of 11,608,043 PubCo Ordinary Shares. If the actual facts differ from these assumptions, these amounts will differ.

	Pubco Ordinary Shares Beneficially Owned Immediately After Closing of the Business Combination(2)
	No Redemption Scenario			Maximum Redemption Scenario
Executive Officers and Directors(1):	Pubco Ordinary Shares	% of Total Pubco Ordinary Shares	% of Voting Power	Pubco Ordinary Shares	% of Total Pubco Ordinary Shares	% of Voting Power
Shen Hsu Ming	-	-	-	-	-	-
Chia Hui Hwa (Alice)	-	-	-	-	-	-
Raymond (Yong) Xia	-	-	-	-	-	-
Li Peng Hsin (Darren)	-	-	-	-	-	-
Lei Yiyi	-	-	-	-	-	-
All Directors and Executive Officers as a Group (5 persons)	-	-	-	-	-	-
5% Shareholders:
Xiameng Ding	6,453,985	53.67%	53.67%	6,453,985	55.60%	55.60%
Alphamade Holding LP (3)	1,099,200	9.14%	9.14%	1,099,200	9.47%	9.47%
Doreen International Limited(3)	1,035,000	8.61%	8.61%	1,035,000	8.92%	8.92%
Xinfeng Feng(3)	2,134,200	17.75%	17.75%	2,134,200	18.39%	18.39%

(1) The business address for the directors and executive officers of PubCo will be Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong.

(2) For each person and group included in this column, the percentage of voting power is calculated by dividing the voting power beneficially owned by such person or group by the voting power of all of PubCo Ordinary Shares as a single class.

(3) The Sponsor is the record holder of Founder Shares reported herein. Ms. Feng is the sole director and shareholder of Doreen International Limited, which owns 60% of the Sponsor entity.

187

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

AlphaTime Relationship and Related Party Transactions

Founder Shares

On September 28, 2021, AlphaTime’s sponsor acquired 1,437,500 founder shares for an aggregate purchase price of $25,000. On January 8, 2022, AlphaTime’s sponsor acquired an additional 287,500 founder shares for no additional consideration, resulting in the sponsor holding an aggregate of 1,725,000 founder shares. Prior to the initial investment in the company of $25,000 by the sponsor, AlphaTime had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares would represent approximately 20% of the outstanding shares upon completion of the IPO (excluding the private shares and shares underlying the IPO). Concurrent with the closing of the IPO, the Sponsor sold to Chardan or its designees 132,825 of these founder shares at a purchase price of $2.00 per share and an aggregate purchase price of $265,650.

Promissory Note - Related Party

On September 27, 2023, the Company notified Equiniti Trust Company, the trustee of the Company’s trust account (the “Trust Account”), that it was extending the time available to the Company to consummate its initial business combination from October 4, 2023, to January 4, 2024 (the “Extension”). The Extension is the first of up to three (3) three-month extensions permitted under the Company’s governing documents.

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, that is payable on the earlier of January 4, 2024 or promptly after the completion of an initial business combination. On April 12, 2024, the Company amended and restated the promissory note to extend the maturity date to the earlier of January 4, 2025 or promptly after the date of the consummation of the business combination. On April 14, 2025, the promissory note was further amended and restated to extend the maturity date to promptly after the date the business combination is consummated. On January 4, 2024, the Company raised $2,500 from the sponsor against a promissory note for working capital purposes and further raised an additional $20,000 on February 20, 2024, bringing the total drawdown beyond the original principal amount of $690,000. On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On April 14, 2025, the Company amended and restated the promissory note to extend the maturity date to promptly after the date of the consummation of the business combination. Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred). Further, the Company drew down seven times monthly extension fund with aggregate amount of $385,000 under the promissory note and deposited into the Trust Account to extend the deadline to complete the business combination from April 4, 2024 to November 4, 2024. As of June 30, 2025 and December 31, 2024, there were outstanding as loan amounts of $1,262,500 against promissory notes.

Due to Related Party

The Sponsor paid certain formation, operating or deferred offering costs on behalf of AlphaTime. These amounts are due on demand and non-interest bearing. As of June 30, 2025 and December 31, 2024, due to related parties amounted to $754,589 and $568,299, respectively.

Working Party Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, the founders or an affiliate of the founders may, but are not obligated to, loan AlphaTime funds as may be required. If AlphaTime complete the initial business combination, AlphaTime would repay such loaned amounts. In the event that the initial business combination does not close, AlphaTime may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $300,000 of such loans may be convertible into working capital units, at a price of $10.00 per unit at the option of the lender. Such working capital units would be identical to the Private Units sold in the private placement. The terms of such loans by the founders or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans. AlphaTime does not expect to seek loans from parties other than the founders or an affiliate of our founders as AlphaTime does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account, but in the event that AlphaTime seeks loans from any third parties, it will obtain a waiver against any and all rights to seek access to funds in the Trust Account.

Advisory Services Agreement

The Company engaged TenX Global Capital LP (“TenX”), a related party to the Company, as an advisor in connection with the Initial Public Offering and business combination, to assist in hiring consultants and other services providers in connection with our Initial Public Offering and the business combination, assist in the preparation of unaudited condensed financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, TenX will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

During the period from Inception through June 30, 2025, a cash fee of $200,000 has been incurred as deferred offering costs for these services of which $160,000 has been paid by the Sponsor through December 31, 2022 and additional $40,000 was paid subsequently through December 31, 2023.

Administration fee

Commencing on the effective date of the registration statement of the IPO, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $30,000 was recorded for both the quarters ended June 30, 2025 and 2024. As of June 30, 2025 and December 31, 2024, administration fees of $180,000 and $120,000, respectively, were included in Due to Related Parties and remained outstanding.

188

HCYC Relationships and Related Party Transactions

Item 7.B of Form 20-F requires foreign private issuers to disclose certain transactions and loans between the company and related parties for the previous three financial years:

●	Transactions that are material to the company or the related party, or any transactions that are unusual in their nature or conditions; and

●	The amount of outstanding loans made by the company, its parent, or any of its subsidiaries to a related party.

Nature of relationships with related parties

Name	Relationship with the Company
Ms. Xiameng Ding	The Company’s controlling shareholder and chairman of the Company’s Board of Directors
Mr. Kwok Wai Man	Chief Executive Officer of HCYC HK
Mihoshi Technology Group (Hong Kong) Company Limited	Controlled by Ms. Xiameng Ding
Summit Planned Limited	Mr. Kwok Wai Man worked as a director until April 29, 2022

Related parties’ transaction balances

Name	March 31, 2025	March 31, 2024
Non-interest-bearing borrowings (1)
Ms. Xiameng Ding	$929,224	$582,471
Mr. Kwok Wai Man	4,260	5,037
	$933,484	$587,508
Payable to related party related to referral service
Mr. Kwok Wai Man	$163	1,400

Total due to related parties	$933,647	$588,908

(1)	As of March 31, 2025 and 2024, the balances of due to related parties were comprised of the Company’s borrowings from related parties and was used for working capital during the Company’s normal course of business. Such advance was non-interest bearing and due on demand.

Related party transactions

	For the years ended March 31,
	2025	2024
Purchase of referral service (1)
Mr. Kwok Wai Man	25,755	37,279
Total	$25,755	$37,279

(1)	The Company has entered into agreements with two related parties, Summit Planned Ltd and Mr. Kwok Wai Man, pursuant to which two related parties are obligated to facilitate the Company’s brokerage business by referring potential insurance policyholders to the Company and are entitled with the commissions for the insurance policies bought by those policyholders when they become effective.

189

SGI Group Limited Transaction

On April 20, 2020, the Company’s subsidiary HCYC HK acquired a 34% ownership interest in SGI Group Limited (“SGI”) with a total investment amount of HKD 1,564,000, which was paid in full.

On June 15, 2022, HCYC HK and Ms. Xiameng Ding, the Company’s controlling shareholder and chairman, entered into a disposal agreement, pursuant to which HCYC HK sold its 34% ownership interest in SGI for HKD 1,564,000 to Ms. Xiameng Ding. Additionally, 340,000 ordinary shares in SGI Group Limited were issued to Ms. Xiameng Ding. The consideration for the transaction was settled through the relief of the debt due to Mihoshi Technology Group (Hong Kong) Company Limited, an entity controlled by Ms. Xiameng Ding, in the same amount. The amount of HKD 156,884 (approximately $20,014), were reallocated to additional paid-in capital.

Facilitation Agreements

HCYC has entered into agreements with two related parties, Summit Planned Ltd and Mr. Kwok Wai Man (the Chief Executive Officer of HCYC HK), pursuant to which the two related parties are obligated to facilitate HCYC’s brokerage business by referring potential insurance policyholders to the Company and are entitled with the commissions for the insurance policies bought by those policyholders when they become effective. Mr. Kwok Wai Man serves on the board of directors of Summit Planned Ltd.

Related Person Transaction Policy

Related Person Transaction Policy of HCYC

The Chief Executive Officer, Ms. Ding reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. HCYC has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. The Chief Executive Officer would only approve a related party transaction that was in the best interests of, and fair to, HCYC, and further would seek to ensure that any completed related party transaction was on terms no less favorable to HCYC than could be obtained in a transaction with an unaffiliated third party.

190

Related Person Transaction Policy of AlphaTime

The audit committee of our board of directors adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any Class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Related Person Transaction Policy of PubCo upon Consummation of the Business Combination

Effective upon the consummation of the Business Combination, PubCo expects to adopt a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. The policy will become effective upon the consummation of the Business Combination. For purposes of Pubco’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which Pubco and any related person are, were or will be participants in which the amount involved exceeds the lesser of US$120,000 or one percent of the average of the company’s total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to Pubco as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of Pubco’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, PubCo’s management must present information regarding the related person transaction to PubCo’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of PubCo’s board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to PubCo of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, PubCo will collect information that PubCo deems reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable PubCo to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under PubCo’s Code of Conduct that PubCo expects to adopt prior to the closing of this Business Combination, PubCo’s employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, PubCo’s audit committee, or other independent body of PubCo’s board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

● the risks, costs and benefits to PubCo;

● the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

● the availability of other sources for comparable services or products; and

● the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, PubCo’s audit committee, or other independent body of PubCo’s board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, PubCo’s best interests and those of PubCo’s shareholders, as PubCo’s audit committee, or other independent body of PubCo’s board of directors, determines in the good faith exercise of its discretion.

191

DESCRIPTION OF PUBCO SECURITIES

A summary of the material provisions governing PubCo’s share capital immediately following consummation of the Business Combination is described below. This summary is not complete and should be read together with the Amended PubCo Articles, a form of which is appended to this proxy statement/prospectus as Annex B.

PubCo is a Cayman Islands exempted company with limited liability and immediately following consummation of the Business Combination its affairs will be governed by the Amended PubCo Articles, the Cayman Islands Companies Act, and the common law of the Cayman Islands.

As of the date of this proxy statement/prospectus, PubCo’s authorized share capital consists of 50,000 ordinary shares of a par value of US$1.00 each. All PubCo Ordinary Shares issued and outstanding at the consummation of the Business Combination will be fully paid and non-assessable.

After the Business Combination, according to the Amended PubCo Articles, the authorized share capital of PubCo is yet to be determined, but it will consist of a certain amount of ordinary shares of a par value of US$10.00 each and a certain amount of preference shares of a par value of US$10.00 each.

The Amended PubCo Articles will become effective upon consummation of the Business Combination. The following are summaries of material provisions of the Amended PubCo Articles and the Cayman Islands Companies Act insofar as they relate to the material terms of the PubCo Ordinary Shares.

Ordinary Shares

General. PubCo will maintain a register of its shareholders. Every shareholder whose name is entered in such register may, without payment and upon written request, request a share certificate within two calendar months after allotment or lodgment of transfer.

Dividends. The holders of PubCo Ordinary Shares are entitled to such dividends as may be declared by PubCo board of directors. Amended PubCo Articles provide that the directors may declare a dividends out of the funds of PubCo lawfully available therefor. Further, a dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of the PubCo, out of the share premium account or as otherwise permitted by law.

Voting Rights. Holders of PubCo Ordinary Shares have the right to receive notice of, attend, speak and vote at general meetings of PubCo. Holders of PubCo Ordinary Shares shall, at all times, vote together as one class on all matters submitted to a vote by the members at any such general meeting. On all matters subject to a vote at general meetings of PubCo, (1) on a show of hands and/or (2) on a poll, each PubCo shareholder shall be entitled to one vote for each PubCo Ordinary Share. Voting at any shareholders’ meeting is by show of hands unless a poll is demanded (before or on the declaration of the result of the show of hands). A poll may be demanded by the chairman of such meeting.

An ordinary resolution to be passed at a meeting by the shareholders requires the affirmative vote of a simple majority of the votes of the ordinary shares which are cast by those PubCo shareholders who are entitled to do so attend and vote at the meeting, while a special resolution requires the affirmative vote of no less than two-thirds of the votes of ordinary shares which cast by those PubCo shareholders who are entitled to do so attend and vote at the meeting. Under the Companies Act, a special resolution will be required in order for PubCo to effect certain important matters as stipulated in the Companies Act, such as a change of name or making changes to Amended PubCo Articles. Holders of the PubCo Ordinary Shares may, among other things, divide or combine their shares by ordinary resolution.

General Meetings of Shareholders. As a Cayman Islands exempted company, PubCo is not obliged by the Companies Act to call shareholders’ annual general meetings. Amended PubCo Articles provide that PubCo may (but are not obliged to) in each year hold a general meeting as PubCo’s annual general meeting in which case PubCo shall specify the meeting as such in the notices calling it, and the annual general meeting shall be held at such time and place as may be determined by PubCo directors.

192

Shareholders’ general meetings may be convened by the chairman of the PubCo board of directors or by a majority of PubCo board of directors. Advance notice of at least ten (10) calendar days is required for the convening of PubCo’s annual general shareholders’ meeting (if any) and any other general meeting of PubCo shareholders.

The Companies Act provides PubCo shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Amended PubCo Articles provide that upon the requisition of any one or more of PubCo shareholders who together hold shares which carry in aggregate not less than one-third of the total number of votes attaching to all issued and outstanding shares of PubCo entitled to vote at general meetings, PubCo board will be required to convene an Extraordinary General Meeting and put the resolutions so requisitioned to a vote at such meeting. However, Amended PubCo Articles do not provide PubCo shareholders with any right to put any proposals before annual general meetings or Extraordinary General Meetings not called by such shareholders.

Transfer of Ordinary Shares. Any PubCo shareholders may transfer all or any of their PubCo Ordinary Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under applicable law. If the PubCo Ordinary Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Amended PubCo Charter on terms that one cannot be transferred without the other, the board of directors shall refuse to register the transfer of any such PubCo Ordinary Shares without evidence satisfactory to them of the like transfer of such right, option or warrant.

The instrument of transfer of any PubCo Ordinary Shares shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under applicable law or in any other form approved by the board of directors and shall be executed by or on behalf of the transferor (and if the board of directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the board of directors may approve from time to time.

Liquidation. On the winding up of PubCo, if the assets available for distribution amongst PubCo shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst PubCo shareholders in proportion to the par value of the shares held by them at the commencement of the winding up, subject to a deduction from those shares in respect of which there are monies due, of all monies payable to PubCo for unpaid calls or otherwise. If PubCo’s assets available for distribution are insufficient to repay the whole of the share capital, the assets will be distributed so that the losses are borne by PubCo shareholders in proportion to the par value of the shares held by them.

Calls on Shares and Forfeiture of Shares. PubCo’s board of directors may from time to time make calls upon shareholders for any amounts unpaid on their shares in a notice served to such shareholders at least 14 days prior to the specified time and place of payment. The shares that have been called upon and remain unpaid are subject to forfeiture.

Redemption, Repurchase and Surrender of Shares. PubCo may issue shares on terms that such shares are subject to redemption, at PubCo’s option or at the option of the holders of these shares, on such terms and in such manner as may be determined by PubCo board of directors and we may also repurchase any of PubCo shares on such terms and in such manner as have been approved by PubCo board of directors or by an ordinary resolution of PubCo shareholders. Under the Companies Act, the redemption or repurchase of any share may be paid out of PubCo’s profits or out of the proceeds of a fresh issue of shares made for the purpose of such redemption or repurchase, or out of capital (including share premium account and capital redemption reserve) if PubCo can, immediately following such payment, pay its debts as they fall due in the ordinary course of business. In addition, PubCo may accept the surrender of any fully paid share for no consideration.

Variations of Rights of Shares. If at any time PubCo’s share capital is divided into different classes of shares, the rights attached to any class of shares (unless otherwise provided by the terms of issue of the shares of that class), whether or not PubCo is being wound-up, may be varied with the consent in writing of the holders of two-thirds of the issued shares of that class or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of the class. The rights conferred upon the holders of the shares of any class issued shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu with or subsequent to such existing class of shares, or the redemption or purchase of any shares of any class by PubCo. The rights of the holders of shares shall not be deemed to be varied by the creation or issue of shares with preferred or other rights including, without limitation, the creation of shares with enhanced or weighted voting rights.

193

Issuance of Additional Shares. Amended PubCo Articles authorizes PubCo board of directors to issue additional ordinary shares from time to time as PubCo board of directors shall determine, to the extent of available authorized but unissued shares.

Amended PubCo Articles also authorizes PubCo board of directors to establish from time to time one or more series of preferred shares and to determine, with respect to any series of preferred shares, the terms and rights of that series, including:

●	the designation of the series;
●	the number of shares of the series;
●	the dividend rights, dividend rights, conversion rights, voting rights;
●	the rights and terms of redemption and liquidation preferences; and
●	any other powers, preferences and relative, participating, optional and other special rights.

PubCo board of directors may issue preferred shares without action by PubCo shareholders to the extent authorized but unissued. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Books of Account. Holders of PubCo ordinary shares will have no general right under Cayman Islands law to inspect or obtain copies of PubCo’s corporate records (other than PubCo’s memorandum and articles of association, special resolutions, and PubCo’s register of mortgages and charges). However, we will provide PubCo shareholders with annual audited financial statements.

Anti-Takeover Provisions. Some provisions of Amended PubCo Articles may discourage, delay or prevent a change of control of PubCo or management that shareholders may consider favorable, including provisions that:

●	authorize PubCo board of directors to issue preferred shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preferred shares without any further vote or action by PubCo shareholders; and
●	limit the ability of shareholders to requisition and convene general meetings of shareholders.

However, under Cayman Islands law, PubCo directors may only exercise the rights and powers granted to them under Amended PubCo Articles for a proper purpose and for what they believe in good faith to be in the best interests of PubCo.

Exempted Company. PubCo is an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except that an exempted company:

●	does not have to file an annual return of its shareholders with the Registrar of Companies;
●	is not required to open its register of members for inspection;
●	does not have to hold an annual general meeting;
●	may issue negotiable or bearer shares or shares with no par value;
●	may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);
●	may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;
●	may register as a limited duration company; and
●	may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

194

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

This section describes the material differences between the rights of AlphaTime Shareholders before the consummation of the Business Combination, and the rights of PubCo shareholders after the Business Combination. These differences in shareholder rights result from the differences between the respective governing documents of AlphaTime and PubCo.

This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. AlphaTime Shareholders are urged to carefully read the relevant provisions of the Amended PubCo Articles that will be in effect as of consummation of the Business Combination (which form is included as Annex B to this proxy statement/prospectus). References in this section to the Amended PubCo Articles are references thereto as they will be in effect upon consummation of the Business Combination. However, the Amended PubCo Articles may be amended at any time prior to consummation of the Business Combination by mutual agreement of AlphaTime and HCYC or after the consummation of the Business Combination by amendment in accordance with their terms. If the Amended PubCo Articles are amended, the below summary may cease to accurately reflect the Amended PubCo Articles as so amended.

AlphaTime	PubCo

Authorized Share Capital

The share capital of AlphaTime is US$20,100 divided into 1,000,000 Preference Shares of par value US$0.0001 each and 200,000,000 Ordinary Shares of par value US$0.0001 each.	According to the Amended PubCo Articles, the authorized share capital of PubCo is yet to be determined, but it will consist of a certain amount of ordinary shares of a par value of US$10.00 each and a certain amount of preference shares of a par value of US$10.00 each.

Rights of Preference Shares

Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares, any Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as determined by resolution of directors.	The directors may issue from time to time, out of the authorized share capital of PubCo (other than the authorized but unissued ordinary shares), series of preferred shares in their absolute discretion and without approval of the members.

Number and Qualification of Directors

The minimum number of directors shall be one and the maximum shall be ten. Unless fixed by Ordinary Resolution, a director is not required to hold a share as a qualification to office.

Unless otherwise determined by PubCo in general meeting, the number of directors shall be no less than not less than one person (exclusive of alternate directors) provided however that the PubCo may by Ordinary Resolution increase or reduce the limits in the number of directors.

Election/Removal of Directors

The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. The directors shall have the power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. After the closing of a business combination, the directors shall be appointed or removed by Ordinary Resolution (as defined in the Existing AlphaTime Articles).

PubCo may by Ordinary Resolution appoint any person to be a director.

The board may, by the affirmative vote of a simple majority of the directors present and voting at a board meeting, appoint any person as a director, to fill a casual vacancy on the board or as an addition to the existing board.

A director may be removed from office by Ordinary Resolution.

195

Voting
Cumulative Voting

Holders of ATMC Ordinary Shares will not have cumulative voting rights.	Holders of PubCo Ordinary Shares will not have cumulative voting rights.
Vacancies on the Board of Directors

A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

A director’s office shall be terminated forthwith if:

(a) he is prohibited by the law of the Cayman Islands from acting as a director;

(b) he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c) in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director;

(d) he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e) without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f) all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Existing AlphaTime Articles or by a resolution in writing signed by all of the other directors.

The office of director shall be vacated, if the director:

(a) the director gives notice in writing to the PubCo that they resign the office of director;

(b) the director is absent (for the avoidance of doubt, without being represented by proxy or an alternate director appointed by them) from three consecutive meetings of the board of director without special leave of absence from the director, and the director pass a resolution that they have by reason of such absence vacated office; or

(c) the director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally;

(d) the director is found to be or becomes of unsound mind; or

(e) all of the other director (being not less than two in number) determine that the director should be removed as a director, either by a resolution passed by all of the other director at a meeting of the director duly convened and held in accordance with the Amended PubCo Articles or by a resolution in writing signed by all of the other director.

Amendment to Articles of Association

AlphaTime may amend its memorandum of association (the “Memorandum”) or the Existing AlphaTime Articles by a Special Resolution (as defined in the Existing AlphaTime Articles).	Subject to the Companies Act, PubCo may at any time and from time to time by special resolution (as defined by the Cayman Islands Companies Act) alter or amend these Amended PubCo Articles in whole or in part.

Quorum

One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a business combination or any meeting convened with regards to an amendment described in Article 37.9 of the Existing AlphaTime Articles shall be a majority of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy.

No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

196

Shareholder Meetings

An annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting

PubCo may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the directors shall appoint. At these meetings the report of the directors (if any) shall be presented.

Notice of Shareholder Meetings

At least ten days’ notice of a general meeting must be given to members, provided that a general meeting of the Company shall, whether or not the notice specified in the Existing AlphaTime Articles has been given and whether or not the provisions of the Existing AlphaTime Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

At least ten calendar days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the PubCo, provided that a general meeting of the PubCo shall, whether or not the notice specified in this Amended PubCo Articles has been given and whether or not the provisions of the Amended PubCo Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the members entitled to attend and vote thereat; and	(a) in the case of an annual general meeting, by all of the shareholders entitled to attend and vote at the meeting; and
(b)	in the case of an extraordinary general meeting, by a majority in number of the members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the shares giving that right.	(b) in the case of an extraordinary general meeting, by a majority in number of the shareholders having a right to attend and vote at the meeting, together holding not less than 95% in par value of the shares giving that right.

Indemnification, liability insurance of Directors and Officers

To the maximum extent permitted by applicable law, AlphaTime shall indemnify each existing or former Secretary, director (including alternate director), and other officer of AlphaTime (including an investment adviser or an administrator or liquidator) and their personal representatives against:: (a) all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former secretary, director or officer in or about the conduct of AlphaTime’s business or affairs or in the execution or discharge of the existing or former secretary’s, director’s or officer’s duties, powers, authorities or discretions; and (b) without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former secretary, director or officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning AlphaTime or its affairs in any court or tribunal, whether in the Islands or elsewhere

Such indemnity only applies if the directors are of the view that, in the absence of fraud, willful default or willful neglect, such existing or former Secretary, director or officer acted honestly and in good faith with a view to what the person believes is in the best interests of AlphaTime and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former secretary, director or officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, willful default or willful neglect.

Every director and officer, together with every former director and former officer (each an “Indemnified Person”) shall be indemnified out of the assets of the PubCo against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or willful default. No Indemnified Person shall be liable to the PubCo for any loss or damage incurred by the PubCo as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or willful default of such Indemnified Person. No person shall be found to have committed actual fraud or willful default under this Amended PubCo Articles unless or until a court of competent jurisdiction shall have made a finding to that effect.

197

Dividends

Subject to the provisions of the Companies Act, AlphaTime may by ordinary resolution declare dividends in accordance with the respective rights of the shareholders but no dividend shall exceed the amount recommended by the directors.	Subject to any rights and restrictions for the time being attached to any shares, the directors may from time to time declare dividends (including interim dividends) and other distributions on shares in issue and authorize payment of the same out of the funds of PubCo lawfully available therefor. Subject to any rights and restrictions for the time being attached to any shares, PubCo by ordinary resolution may declare dividends, but no Dividend or other distribution shall be paid except out of the realized or unrealized profits of the Company, out of the share premium account or as otherwise permitted by law.

Winding up

The directors have the authority to present a petition for the winding up of AlphaTime to the Grand Court of the Cayman Islands on behalf of AlphaTime without the sanction of a resolution passed at a general meeting

If PubCo shall be wound up, the liquidator shall apply the assets of PubCo in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any shares, in a winding up:

(a) if the assets available for distribution amongst the shareholders shall be insufficient to repay the whole of PubCo’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the shareholders in proportion to the par value of the shares held by them; or

(b) if the assets available for distribution amongst the shareholders shall be more than sufficient to repay the whole of PubCo’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the shareholders in proportion to the par value of the shares held by them at the commencement of the winding up subject to a deduction from those shares in respect of which there are monies due, of all monies payable to PubCo for unpaid calls or otherwise.

If PubCo shall be wound up the liquidator may, subject to the rights attaching to any shares and with the approval of a Special Resolution of PubCo and any other approval required by the statute, divide amongst the shareholders in kind the whole or any part of the assets of PubCo (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the shareholders or different classes of shareholders. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the shareholders as the liquidator, with the like approval, shall think fit, but so that no shareholder shall be compelled to accept any asset upon which there is a liability.

Supermajority Voting Provisions

None.

A special resolution, requiring the affirmative vote of a majority of at least two-thirds of such members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given, is required to:

(a) alter or amend the Amended PubCo Articles;

(b) fix and determine the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different classes;

(c) modify the rights attached to any such class whenever the capital of PubCo is divided into different classes;

(d) change PubCo’s registration to a jurisdiction outside the Cayman Islands;

(e) reduce PubCo’s share capital and any capital redemption reserve;

(f) in a winding up, direct the liquidator to divide amongst the shareholders the assets of PubCo, value the assets for that purpose and determine how the division will be carried out between the shareholders or different classes of shareholders; and

(g) change its name.

Anti-Takeover Provisions

Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares, any Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as determined by resolutions of directors.	The provision of the Amended PubCo Articles authorizes the board of directors to issue and set the voting and other rights of preferred shares from time to time in their absolute discretion and without approval of the members.

198

SHARES ELIGIBLE FOR FUTURE SALE

Upon the consummation of the Business Combination, PubCo will have, based on the assumptions set out elsewhere in this proxy statement/prospectus, up to 12,025,479 PubCo Ordinary Shares issued and outstanding. All of the PubCo Ordinary Shares issued to the AlphaTime Shareholders in connection with the Business Combination will be freely transferable by persons other than by Sponsor or AlphaTime’s, PubCo’s or HCYC’s affiliates without restriction or further registration under the Securities Act. Additionally, the HCYC shareholders will receive 7,592,923 PubCo Ordinary Shares, approximately 1,138,938 Ordinary Shares, or 15% of which will be freely transferable immediately after the consummation of the Business Combination. Sales of substantial amounts of the PubCo Ordinary Shares in the public market could adversely affect prevailing market prices of the PubCo Ordinary Shares. Prior to the Business Combination, there has been no public market for PubCo Ordinary Shares. PubCo has applied for listing of the PubCo Ordinary Shares on Nasdaq, but there can be no assurance that a regular trading market will develop in the PubCo Ordinary Shares.

Lock-up Agreements

HCYC has agreed to cause substantial shareholders of HCYC to enter into a lock-up agreement for a period of 180 days after the consummation of the Business Combination, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the lock-up shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such lock-up securities, whether any of these transactions are to be settled by delivery of any such lock-up shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of PubCo. The lock-up agreement shall contain an early release mechanism where 5% of the lock-up shares shall be released prior to the expiration of the 180-day period if certain conditions are met.

Rule 144

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted PubCo Ordinary Shares for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of PubCo affiliates at the time of, or at any time during the three months preceding, a sale and (ii) PubCo is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.

Persons who have beneficially owned restricted PubCo Ordinary Shares for at least six months but who are PubCo’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

● one percent (1%) of the total number of PubCo Ordinary Shares then issued and outstanding; or

● the average weekly reported trading volume of the PubCo Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by PubCo’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about PubCo.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

● the issuer of the securities that was formerly a shell company has ceased to be a shell company;

● the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

● the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials); and

● at least one year has elapsed from the time that the issuer filed Form 20-F type information with the SEC, which is expected to be filed promptly after consummation of the Business Combination, reflecting its status as an entity that is not a shell company.

199

PRICE RANGE OF SECURITIES AND DIVIDENDS

Public Units, ATMC Ordinary Shares, Public Warrants and Public Rights are each traded on Nasdaq under the symbols “ATMCU,” “ATMC,” “ATMCW” and “ATMCR,” respectively.

The closing price of the Public Units, ATMC Ordinary Shares, Public Warrants and Public Rights on January 4, 2024, the last trading day before the announcement of the execution of the Merger Agreement, was US$10.85, US$10.75, US$0.0296 and US$0.1106, respectively. As of November 7, 2025, the Record Date, the closing price for each of the Public Units, ATMC Ordinary Shares, Public Warrants and Public Rights was US$12.21, US$12.45, US$0.09 and US$0.23, respectively.

Holders of the Public Units, ATMC Ordinary Shares, Public Warrants and Public Rights should obtain current market quotations for their securities. The market price of AlphaTime’s securities could vary at any time before the Business Combination.

Historical market price information regarding HCYC is not provided because there is no public market for their securities.

Historical market price information regarding PubCo is not provided because there is no public market for its securities. PubCo has applied to list PubCo Ordinary Shares on Nasdaq under the symbol “HCYC.” It is a condition to the consummation of the Business Combination in the Merger Agreement that PubCo Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof. PubCo, HCYC and AlphaTime have certain obligations in the Merger Agreement to use reasonable best efforts in connection with the Business Combination, including with respect to satisfying this Nasdaq listing condition. The Nasdaq listing condition in the Merger Agreement may be waived by the parties to the Merger Agreement.

Holders

As of the date of this proxy statement/prospectus, there were 2 holders of record of Public Units, 4 holders of record of ATMC Ordinary Shares, 1 holder of record of our warrants and 1 holder of record of rights. As of the date of this proxy statement/prospectus, there were five holders of record of HCYC Ordinary Shares. See the section entitled “Beneficial Ownership of Securities.”

Dividend Policy

AlphaTime has not paid any cash dividends on ATMC Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. In addition, HCYC has not paid any dividends to its shareholders. The payment of any cash dividends after consummation of the Business Combination shall be dependent upon the revenue, earnings and financial condition of PubCo from time to time. The payment of any dividends subsequent to the Business Combination shall be within the discretion of the board of directors of PubCo.

200

ANNUAL MEETING SHAREHOLDER PROPOSALS

If the Business Combination is consummated, you shall be entitled to attend and participate in PubCo’s annual general meetings of shareholders. If PubCo holds a 2024 annual general meeting of shareholders, it shall provide notice of or otherwise publicly disclose the date on which the 2024 annual general meeting shall be held. As a foreign private issuer, PubCo shall not be subject to the SEC’s proxy rules.

201

OTHER SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with AlphaTime’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of AlphaTime at 420 Lexington Avenue, Room 2446, New York, NY 10170.

Following the Business Combination, such communications should be sent to PubCo, Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong, Attention: HCYC Investor Relations (email: finance@hcycspac.com. Each communication will be forwarded, depending on the subject matter, to the board of PubCo, the appropriate committee chairperson or all non-management directors.

202

ENFORCEMENT OF CIVIL LIABILITIES

PubCo is an exempted company with limited liability incorporated under the laws of the Cayman Islands, PubCo conducts substantially all of its operations in Hong Kong, and substantially all of PubCo’s assets are located in Hong Kong. In addition, all PubCo’s senior executive officers, namely, Mr. Shen Hsu Ming as Chief Executive Officer of the PubCo and Chia Hui Hwa (Alice) as Chief Financial Officer of the PubCo, all reside within Hong Kong for a significant portion of the time. As a result, it may be difficult for PubCo’s shareholders to effect service of process upon PubCo or those persons inside Hong Kong. In addition, Hong Kong does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the Cayman Islands and many other countries and regions. Therefore, recognition and enforcement in Hong Kong of judgments of a court in any of these non-Hong Kong jurisdictions in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Substantially, because substantially all of PubCo’s operations are located in Hong Kong, a special administrative region of China, its business is subject to the complex and rapidly evolving laws and regulations there, which may be difficult for shareholders to effect service of process within the United States upon management, or to enforce against them or PubCo judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States. See “Risk Factors-You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing actions in China against PubCo or its management named in the prospectus based on foreign laws.”

There are currently no treaties or other arrangements between Hong Kong and the United States that provide reciprocal enforcement of foreign judgments. However, Hong Kong’s common law permits an action to be brought upon a foreign judgment. A foreign judgment itself may form the basis for a cause of action as judgment may be regarded as creating a debt between the parties. In a common law action for the enforcement of a foreign judgment in Hong Kong, enforcement is subject to various conditions, including, but not limited to: (i) the foreign judgment is final, (ii) the foreign judgment is for a liquidated amount in a civil matter and not in respect of taxes, fines, penalties, or similar charges, (iii) the proceedings in which the judgment was obtained were not contrary to natural justice, and (iv) the enforcement of the judgment is not contrary to the public policy of Hong Kong. Such a judgment must be for a fixed sum and come from a competent court as determined by the private international law applied by the Hong Kong courts. The defenses available to a defendant in a common law action brought on the basis of a foreign judgment include lack of jurisdiction, breach of natural justice, fraud, and contrary to public policy. However, a separate legal action for debt must be commenced in Hong Kong in order to recover such debt from the judgment debtor.

203

LEGAL MATTERS

PubCo is being represented by VCL Law LLP, with respect to certain legal matters as to United States federal securities and New York State law.

The validity of PubCo Ordinary Shares has been passed on by Ogier Global (Cayman) Limited. Certain legal matters as to PRC law has been passed on by Beijing Yingke Law Firm Shenzhen Office. The material U.S. federal income tax consequences of the Business Combination to U.S. Holders shall be passed upon by Winston & Strawn LLP.

204

EXPERTS

The combined and consolidated financial statements of HCYC Group Company Limited and its subsidiaries for the years ended March 31, 2024 and 2023, as set forth in this proxy statement/prospectus have been so included in reliance on the report of Simon & Edward, LLP an independent registered public accounting firm, given on their authority as experts in accounting and auditing. The current address of Simon & Edward, LLP is 17506 Colima Road, Los Angeles, California 91748, United States.

The combined and consolidated financial statements of HCYC Holding Company and its subsidiaries for the year ended March 31, 2024, as set forth in this proxy statement/prospectus have been so included in reliance on the report of Simon & Edward, LLP an independent registered public accounting firm, given on their authority as experts in accounting and auditing. The current address of Simon & Edward, LLP is 17506 Colima Road, Los Angeles, California 91748, United States.

The financial statements of AlphaTime Acquisition Corp as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023 included in this proxy statement/prospectus have been audited by UHY LLP, an independent registered public accounting firm, as set forth in their report thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of AlphaTime Acquisition Corp to continue as a going concern), appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

205

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, AlphaTime and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of AlphaTime’s annual report to shareholders and AlphaTime’s proxy statement. Upon written or oral request, AlphaTime shall deliver a separate copy of the annual report to shareholder and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that AlphaTime deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that AlphaTime deliver single copies of such documents in the future. Shareholders may notify AlphaTime of their requests by writing AlphaTime to its principal executive offices at The Sun’s Group Center, 29 Floor, 200 Gloucester Road, Wan Chai, Hong Kong.

Following the Business Combination, such requests should be made by writing PubCo at Suite 1008, 10/F., Ocean Centre, Harbour City, 5 Canton Road, Tsim Sha Tsui, Hong Kong, Attention: HCYC Investor Relations (email: finance@hcycspac.com).

206

WHERE YOU CAN FIND MORE INFORMATION

As a foreign private issuer, after the consummation of the Business Combination, PubCo shall be required to file its annual report on Form 20-F with the SEC no later than four months following its fiscal year end. AlphaTime files reports, proxy statements and other information with the SEC as required by the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may access information on AlphaTime pre-Closing, and PubCo post-Closing at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the Registration Statement of which this proxy statement/prospectus forms a part.

All information contained in this document relating to AlphaTime has been supplied by AlphaTime, and all such information relating to HCYC has been supplied by HCYC. Information provided by one entity does not constitute any representation, estimate or projection of the other entity.

HCYC does not file any annual, quarterly or current reports, proxy statements or other information with the SEC.

If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing AlphaTime’s proxy solicitation agent at the following address, telephone number and email:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (646) 582-2896

All Others, Please Call Toll-Free: (888) 542-7446

Email: ATMC@dfking.com

If you are an AlphaTime Shareholder and would like to request documents, please do so by November 28, 2025, to receive them before the Extraordinary General Meeting. If you request any documents from us, we shall mail them to you by first class mail, or another equally prompt means.

None of AlphaTime, PubCo or HCYC has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that which is contained in this proxy statement/prospectus or in any of the materials that have been incorporated in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you.

The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

207

INDEX TO FINANCIAL STATEMENTS

Table of Contents

AlphaTime Acquisition Corp

HCYC Group Company Limited

HCYC Holding Company

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AlphaTime Acquisition Corp

Opinion on the Financial Statements

We have audited the accompanying balance sheets of AlphaTime Acquisition Corp (the “Company”) as of December 31, 2024 and 2023, and the related statements of operations, changes in shareholders’ (deficit)/equity, and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared to assume the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans and the Company’s cash and working capital are not sufficient to complete its planned activities one year from the issuance date of the financial statements. In addition, if the Company is unable to complete a business combination within one year from the issuance date of the financial statements, there will be a liquidation and subsequent dissolution. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and plans regarding these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2021.
New York, New York
April 15, 2025

F-2

ALPHATIME ACQUISITION CORP

BALANCE SHEETS

	December 31, 2024	December 31, 2023
Assets:
Current assets:
Cash	$1,425	$15,054
Prepaid expenses	15,313	43,052
Total current assets	16,738	58,106

Investment held in Trust Account	15,240,284	74,062,199
Total assets	$15,257,022	74,120,305
Liabilities and Shareholders’ Deficit:
Current liabilities:
Accounts payable and accrued expenses	$1,500,701	$649,589
Promissory notes - related party	1,262,500	690,000
Due to related parties	568,299	199,318
Total current liabilities	3,331,500	1,538,907
Deferred underwriting commission	2,415,000	2,415,000
Total liabilities	5,746,500	3,953,907
Commitments and Contingencies
Temporary Equity:
Ordinary shares subject to possible redemption, 1,335,250 and 6,900,000 shares at redemption value of $11.41 and $10.73 per share as of December 31, 2024 and December 31, 2023 respectively	15,240,284	74,062,199

Shareholders’ Deficit:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-
Ordinary Shares, $0.0001 par value; 200,000,000 shares authorized; 2,134,200 shares issued and outstanding at December 31, 2024 and December 31, 2023	214	214
Additional paid-in capital	-	-
Accumulated deficit	(5,729,976)	(3,896,015)
Total Shareholders’ Deficit	(5,729,762)	(3,895,801)
Total Liabilities, Temporary Equity and Shareholders’ Deficit	$15,257,022	$74,120,305

The accompanying notes are an integral part of these financial statements.

F-3

ALPHATIME ACQUISITION CORP

STATEMENTS OF OPERATIONS

For the years ended December 31, 2024 and 2023

	For the year ended December 31, 2024	For the year ended December 31, 2023

Formation and operating costs	$1,283,961	$1,189,081

Total Expenses	$(1,283,961)	$(1,189,081)
Other income
Income earned on Trust Account	2,782,552	3,130,199
Net income	$1,498,591	$1,941,118

Weighted average shares outstanding of redeemable ordinary shares	4,747,637	6,830,959
Basic and diluted net income per share, redeemable ordinary shares	$0.44	$0.62
Weighted average shares outstanding of non-redeemable ordinary shares	2,134,200	2,130,307
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.27)	(1.07)

The accompanying notes are an integral part of these financial statements.

F-4

ALPHATIME ACQUISITION CORP

STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT)/EQUITY

For the years ended December 31, 2024 and 2023

	Shares	Amount	Additional paid-in capital	Accumulated deficit	Total shareholders’ (deficit)/equity
Balance as of December 31, 2022	1,725,000	$173	$24,827	$(9,802)	$15,198

Issuance of ordinary shares through public offering	6,000,000	600	59,999,400	-	60,000,000
Overallotment of ordinary shares	900,000	90	8,999,910	-	9,000,000
Issuance of ordinary shares for Private Units	370,500	37	3,704,963	-	3,705,000
Overallotment of Private Units	38,700	4	386,996	-	387,000
Sale of Unit Purchase Option	-	-	10,781	-	10,781
Underwriting discount	-	-	(1,612,500)	-	(1,612,500)
Deferred underwriting commission	-	-	(2,415,000)	-	(2,415,000)
Deduction for other offering costs	-	-	(865,199)	-	(865,199)
Initial measurement of ordinary shares subject to redemption under ASC 480-10-S99 against additional paid-in capital	(6,900,000)	(690)	(67,274,310)	-	(67,275,000)
Allocation of offering costs to ordinary shares subject to redemption	-	-	4,770,382	-	4,770,382
Accretion of carrying value of redeemable shares	-	-	(7,737,382)	-	(7,737,382)
Transfer of negative APIC to accumulated deficit	-	-	2,007,132	(2,007,132)	-
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and deposit	-	-	-	(3,820,199)	(3,820,199)
Net income	-	-	-	1,941,118	1,941,118
Balance as of December 31, 2023	2,134,200	$214	$-	$(3,896,015)	$(3,895,801)
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and deposit	-	-	-	(3,332,552)	(3,332,552)
Net income	-	-	-	1,498,591	1,498,591
Balance as of December 31, 2024	2,134,200	$214	$-	$(5,729,976)	$(5,729,762)

The accompanying notes are an integral part of these financial statements.

F-5

ALPHATIME ACQUISITION CORP

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2024 and 2023

	For the year ended December 31, 2024	For the year ended December 31, 2023
Cash Flows from Operating Activities:
Net income	$1,498,591	$1,941,118
Adjustments to reconcile net income to net cash used in operating activities:
Income earned on Trust Account	(2,782,552)	(3,130,199)
Changes in current assets and liabilities:
Prepaid expenses	27,739	(35,000)
Accounts payable and accrued expenses	851,112	674,635
Due to related parties	368,981	173,389
Net cash used in operating activities	$(36,129)	$(376,057)

Cash Flows from Investing Activities:
Principal deposited in Trust Account	$(550,000)	$(70,242,000)
Proceeds from sale of investments in the Trust Account	62,154,467	71,915,996
Purchase of investments in the Trust Account	-	(72,605,996)
Net cash provided by (used in) investing activities	$61,604,467	$(70,932,000)

Cash Flows from Financing Activities:
Proceeds from sale of ordinary shares	$-	$69,000,000
Proceeds from issuance of Private Units	-	4,092,000
Proceeds from issuance of promissory note to related party	572,500	690,000
Payment of underwriting discount	-	(1,612,500)
Proceeds from Unit Purchase Option	-	100
Redemption of ordinary shares	(62,154,467)	-
Payment to related party	-	(368,066)
Payment of offering costs	-	(478,423)
Net cash (used in) provided by financing activities	$(61,581,967)	$71,323,111

Net change in cash	(13,629)	15,054
Cash-beginning of the period	15,054	-
Cash-end of the period	$1,425	$15,054

Supplemental disclosure of noncash financing activities:
Deferred offering costs included in accrued expenses	$-	$3,640
Deferred offering costs paid by related party	$-	$13,429
Deferred offering costs adjusted from prepaid expenses	$-	$60
Deferred offering costs charged to APIC	$-	$865,199
Deferred offering cost related to fair value of Unit Purchase Option net of proceeds	$-	$10,681
Allocation of offering costs to ordinary shares subject to redemption	$-	$4,770,382
Reclassification of ordinary shares subject to redemption	$-	$67,274,310
Remeasurement adjustment on class A ordinary shares subject to possible redemption	$-	$8,427,382
Subsequent measurement of ordinary shares subject to possible redemption	$3,332,552	$3,130,199
Deferred underwriting commission charged to APIC	$-	$2,415,000

The accompanying notes are an integral part of these financial statements.

F-6

ALPHATIME ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

Note 1 - Description of Organization, Business Operations and Liquidity

AlphaTime Acquisition Corp (the “Company”) was incorporated in Cayman Islands on September 15, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2024, the Company had not commenced any operations. All activities for the period from September 15, 2021 (inception) through December 31, 2024, relates to the Company’s organizational activities, those necessary to prepare for and complete the initial public offering (“IPO”), identifying a target company for a business combination and activities in connection with the business combination. The Company will not generate any operating revenues until the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is Alphamade Holding LP, a Delaware limited partnership (the “Sponsor”). The registration statement for the Company’s IPO was declared effective on December 30, 2022 (the “Effective Date”). On January 4, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant (the “Warrants”) and one right (the “Rights”), with each Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option (the “Overallotment”), which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor (the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Units, at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

Following the closing of the IPO and the sale of over-allotment units, an aggregate of $70,242,000 of the proceeds from the IPO and the sale of the Private Units (including the Overallotment of the Units and Private Units) were placed in a U.S.-based Trust Account at U.S. Bank maintained by Equiniti Trust Company, acting as trustee and will be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to income earned on the funds held in the Trust Account that may be released to the Company to pay income tax obligations, the proceeds from the IPO will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

F-7

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 90% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting commissions and taxes payable on the income earned on the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer, will be made by the Company. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.18 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). The Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 (so that it does not then become subject to The Securities and Exchange Commission’s “penny stock” rules) or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination. If the Company seeks shareholder approval of the Business Combination, the Company will proceed with a Business Combination only if the Company receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against an initial business combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

F-8

The Company initially had 9 months (or up to 18 months, if we extend the time to complete a business combination) from January 4, 2023, the closing of the Initial Public Offering to consummate a Business Combination (the “Combination Period”).

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On April 14, 2025, the Company entered into an amended and restated promissory note which extends the maturity date to be due promptly after the completion of the initial business combination.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 (the “Termination Date”) up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the Termination Date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account an Extension Payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. Further, the Company has deposited a total of $385,000 into the Trust Account to extend the deadline to complete the business combination from April 4, 2024 to November 4, 2024. On November 4, 2024 and December 4, 2024, the Company entered into monthly extension letters with the sponsors to extend the timeline of the business combination from November 4, 2024 to December 4, 2024, from December 4, 2024 to January 4, 2025, respectively. The November and December extension funds were deposited into the trust account following December 31, 2024, and as a result, did not accrue interest income during that period. The November and December extension payments were not included in the ordinary shares subject to possible redemption figures as of December 31, 2024.

F-9

However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the IPO price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.18 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.18 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity

As of December 31, 2024, the Company had a cash balance of $1,425 and a working capital deficit of $3,314,762. The Company expects that it will need additional capital to satisfy its liquidity needs beyond the net proceeds from the consummation of the IPO and the proceeds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Initial Business Combination. The Company has incurred and expects to continue to incur significant professional costs to remain as a public traded company and to incur transaction costs in pursuit of a Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management believes that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period, with the last extension termination date on October 4, 2025, and such period is not extended, there will be a liquidation and subsequent dissolution. As a result, management has determined that such additional condition also raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

F-10

In addition, in order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan funds to the Company as may be required but there is no guarantee that the Company will receive such funds. As of December 31, 2024, there was an amount of $1,262,500 outstanding as loan against promissory notes issued to the Sponsor for extension of the period of business combination from October 4, 2023 to November 4, 2024. On November 4, 2024, December 4, 2024, and January 4, 2025, the Company entered into monthly extension letters with the sponsors to extend the timeline of the business combination from November 4, 2024 to December 4, 2024, from December 4, 2024 to January 4, 2025, and from January 4, 2025 to February 4, 2025, respectively. The November and December extension funds were deposited into the trust account following December 31, 2024, and as a result, did not accrue interest income during that period. The November and December extension payments were not included in the ordinary shares subject to possible redemption figures as of December 31, 2024. Pursuant to the extension amendment approved by the shareholders by special resolution at the meeting on December 28, 2023, the Company has adopted the Company’s Third Amended and Restated Memorandum and Articles of Association, reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024, (the “Termination Date”) up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the trust account (the “Trust Account”) $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 ( for a period of time ending up to 24 months after the consummation of its initial public offering) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the meeting on December 28, 2023, 2,160,774 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) has been removed from the Trust Account to pay such holders and approximately $51,712,221 remained in the Trust Account. Following the Redemption, the Company had 6,873,426 Ordinary Shares outstanding.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 (the “Termination Date”) up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the Termination Date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account an Extension Payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, the Company had 3,469,450 Ordinary Shares outstanding.

On January 5, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, HCYC Holding Company (“PubCo”), ATMC Merger Sub 1 Limited (“Merger Sub 1”), ATMC Merger Sub 2 Limited (“Merger Sub 2”), and HCYC Merger Sub Limited (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC”). Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which (i) the Company will merge with and into Merger Sub 1, with the Company surviving such merger; (ii) the Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of the Company and HCYC. The Business Combination is expected to be consummated after obtaining the required approval by the shareholders of the Company and HCYC and the satisfaction of certain other customary closing conditions.

F-11

Risks and Uncertainties

Management is currently evaluating the impact of the risk of bank failures and has concluded that while it is reasonably possible that the bank failures could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Further, the Company doesn’t have any bank accounts which are associated with failure risk but will keep monitoring any such effects that might impact the company’s financial position.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-12

Use of Estimates

The preparation of financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2024 and December 31, 2023.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. On December 31, 2024, the Company did not experience losses on this account and management believes the Company is not exposed to significant risks on such account.

Offering Costs

The offering costs were $4,892,699 consisting principally of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are related to the IPO and are charged to shareholders’ equity upon the completion of the IPO. The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering”. The Company allocates offering costs between the Public Shares (as defined below in Note 3), Public Warrants (as defined below in Note 3) and Public Rights (as defined below in Note 3) based on the relative fair values of the Public Shares, Public Warrants and Public Rights. Accordingly, $4,770,382 was allocated to Public Shares and charged to temporary equity, and $122,317 was allocated to Public Warrants and Public Rights and charged to shareholders’ equity.

Investment Held in Trust Account

The Company’s portfolio of investment held in the Trust Account is mainly comprised of investments in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. Gains and losses resulting from the change in fair value of these securities and income earned from the investments held in the Trust Account is included in income earned on Trust Account in the accompanying statements of operations. The estimated fair values of investment held in the Trust Account are determined using available market information.

Income earned on these investments will be fully reinvested into the investment held in Trust Account and therefore considered as an adjustment to reconcile net income (loss) to net cash used in operating activities in the statements of cash flows. Such income reinvested will be used to redeem all or a portion of the ordinary shares upon the completion of business combination.

F-13

Net Income (Loss) Per Share

The Company complies with the accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net income (loss) less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public shareholders. As of December 31, 2024, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted income/(loss) per share is the same as basic income/(loss) per share for the period presented.

The net income (loss) per share presented in the statements of operations is based on the following:

	For the year ended December 31, 2024	For the year ended December 31, 2023

Net income	$1,498,591	$1,941,118
Income earned on Trust Account	(2,782,552)	(3,130,199)
Accretion of carrying value to redemption value	(550,000)	(8,427,382)
Net loss including accretion of equity into redemption value	$(1,833,961)	$(9,616,463)

	For the year ended December 31, 2024		For the year ended December 31, 2023
	Redeemable	Non-Redeemable	Redeemable	Non-Redeemable
Particulars	Shares	Shares	Shares	Shares
Basic and diluted net income/(loss) per share:
Numerators:
Allocation of net loss including accretion of temporary equity	(1,265,212)	(568,749)	(7,330,400)	(2,286,063)
Income earned on Trust Account	2,782,552	-	3,130,199	-
Accretion of temporary equity to redemption value	550,000	-	8,427,382	-
Allocation of net income/(loss)	2,067,340	(568,749)	4,227,181	(2,286,063)

Denominators:
Weighted-average shares outstanding	4,747,637	2,134,200	6,830,959	2,130,307
Basic and diluted net income/(loss) per share	0.44	(0.27)	0.62	(1.07)

F-14

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480 “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, whether they meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. As the Company’s warrants meet all the criteria for equity classification, both public and private warrants are classified in shareholders’ equity/(deficit).

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of December 31, 2024, 1,335,250 ordinary shares subject to possible redemption are presented at redemption value of $11.41 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit. The Company allocates gross proceeds between the Public Shares, Public Warrants and Public Rights based on the relative fair values of the Public Shares, Public Warrants and Public Rights.

At December 31, 2024, the ordinary shares reflected in the balance sheets are reconciled in the following table:

Gross proceeds	$69,000,000
Less:
Proceeds allocated to Public Rights	(621,000)
Proceeds allocated to Public Warrants	(1,104,000)
Allocation of offering costs related to redeemable shares	(4,770,382)
Accretion of carrying value to redemption value	7,737,382
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and extension deposit	3,820,199
Ordinary shares subject to possible redemption - December 31, 2023	$74,062,199
Redemption of public shares	(62,154,467)
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and extension deposit	3,332,552
Ordinary shares subject to possible redemption - December 31, 2024	$15,240,284

F-15

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2024 and December 31, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

Income earned from U.S. debt obligations held by the Trust Account is intended to qualify for the portfolio income exemption or otherwise be exempt from U.S. withholding taxes. Furthermore, shareholders of the Company’s shares may be subject to tax in their respective jurisdictions based on applicable law, for instance, United States persons may be subject to tax on amounts deemed received depending on whether the Company is a passive foreign investment company and whether U.S. persons have made any applicable tax elections permitted under applicable law. The provision for income taxes was deemed to be immaterial.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 - Initial Public Offering

On January 4, 2023, the Company sold 6,000,000 Units, at a purchase price of $10.00 per Unit. On January 9, 2023, the Company issued an additional 900,000 Units, at a purchase price of $10.00 per Unit, in connection with the over-allotment option. Each Unit consists of one ordinary share, one warrant and one right, with each right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of an initial business combination, subject to adjustment.

The warrants will become exercisable at $11.50 per share, subject to adjustment, on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of our IPO and will expire at 5:00 p.m., New York City time, five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation.

Following the closing of the IPO and the sale of over-allotment units, an aggregate of $70,242,000 (at $10.18 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Units was placed in a Trust Account, which may only be invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations.

F-16

Note 4 - Private Placement

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 370,500 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $3,705,000, in a private placement (the “Private Placement”). Each whole Private Placement Unit will consist of one ordinary share (“Private Share”), one warrant (“Private Warrant”) and one right (“Private Right”) entitling the holder thereof to receive one-tenth of one Private Share upon the completion of an Initial Business Combination. Each Private Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment. The proceeds from the Private Units were added to the proceeds from the IPO held in the Trust Account. Effective January 9, 2023, the underwriters fully exercised the over-allotment option and the Company completed the private sale of an aggregate of 38,700 Private Units at a price of $10.00 per Private Unit, generating gross proceeds of $387,000. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units held in the Trust Account will be used to fund the redemption of the Public Units (subject to the requirements of applicable law) and the Private Units will expire worthless.

Note 5 - Related Party Transactions

On September 28, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Sponsor.

On January 8, 2022, the board of directors of the Company and the Sponsor, as sole shareholder of the Company, approved, through a special resolution, the following share capital changes (see Note 7):

(a) Each of the authorized but unissued 200,000,000 Class A ordinary shares were cancelled and re-designated as the ordinary shares of $0.0001 par value each;

(b) Each of the 1,437,500 Class B ordinary shares in issue were repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and

(c) Upon completion of the above steps, the authorized but unissued 20,000,000 Class B ordinary shares were cancelled.

On January 8, 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 ordinary shares (the “Founder Shares”). The issuance was considered as a bonus share issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The Founder Shares include an aggregate of up to 225,000 ordinary shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part (refer Note 7). On January 6, 2023, the underwriters notified the Company that it is exercising the over-allotment option with respect to the 900,000 additional Units, which was subsequently closed on January 9, 2023, generating gross proceeds to the Company of $9,000,000. Simultaneously, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2.00 per share which was sold by the Sponsor to underwriters. As a result, the Sponsor purchased an additional 38,700 Private Units, an aggregate of 409,200 units at a price of $10.00 per Private Placement Unit (an aggregate of $4,092,000).

On January 3, 2023, the Founder Shares and Private Units were placed into an escrow account maintained by American Stock Transfer & Trust Company acting as escrow agent. The Founder Shares and Private Units (and underlying securities) will not, subject to certain exceptions, be transferred, assigned, sold or released from escrow in the case of (i) 50% of the Founder Shares and Private Units (and underlying securities) until the earlier to occur of: (A) six months after the date of the consummation of our initial business combination, or (B) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) the remaining 50% of the Founder Shares and Private Units (and underlying securities) until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

F-17

Promissory Notes - Related Party

On September 30, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note was amended and restated on November 23, 2021, to change the December 31, 2021 due date to March 31, 2022, amended and restated on January 26, 2022 to change the March 31, 2022 due date to May 31, 2022 and amended and restated again on October 20, 2022 to change the May 31, 2022 due date to December 31, 2022. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2022, or (ii) the consummation of the IPO.

On September 27, 2023, the Company notified Equiniti Trust Company, the trustee of the Company’s trust account (the “Trust Account”), that it was extending the time available to the Company to consummate its initial business combination from October 4, 2023, to January 4, 2024 (the “Extension”). The Extension is the first of up to three (3) three-month extensions permitted under the Company’s governing documents.

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, that is payable on the earlier of January 4, 2024 or promptly after the completion of an initial business combination. On April 12, 2024, the Company amended and restated the promissory note to extend the maturity date to the earlier of January 4, 2025 or promptly after the date of the consummation of the business combination. On April 14, 2025, the promissory note was further amended and restated to extend the maturity date to promptly after the date the business combination is consummated. On January 4, 2024, the Company raised $2,500 from the sponsor against a promissory note for working capital purposes and further raised an additional $20,000 on February 20, 2024, bringing the total drawdown beyond the original principal amount of $690,000. On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred). Further, the Company drew down seven times monthly extension fund with aggregate amount of $385,000 under the promissory note and deposited into the Trust Account to extend the deadline to complete the business combination from April 4, 2024 to November 4, 2024. As of December 31, 2024 and 2023, there were outstanding as loan amounts of $1,262,500 and $690,000 respectively, against promissory notes.

Due to Related Parties

The Sponsor paid certain formation, operating or deferred offering costs on behalf of the Company. These amounts are due on demand and non-interest bearing. As of December 31, 2024 and December 31, 2023, due to related parties amounted to $568,299 and $199,318, respectively.

Advisory Services Agreement

The Company engaged TenX Global Capital LP (“TenX”), a related party to the Company, as an advisor in connection with the Initial Public Offering and business combination, to assist in hiring consultants and other services providers in connection with our Initial Public Offering and the business combination, assist in the preparation of financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, TenX will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

F-18

During the period from September 15, 2021 (inception) through December 31, 2024, a cash fee of $200,000 has been incurred as deferred offering costs for these services of which $160,000 has been paid by the Sponsor through December 31, 2022 and additional $40,000 was paid subsequently through December 31, 2023.

Administration fee

Commencing on the effective date of the registration statement, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $120,000 was recorded for the year ended December 31, 2024, which is also included in Due to Related Parties and remained outstanding as of December 31, 2024.

Note 6 - Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Units, securities underlying the Unit Purchase Option (“UPO”), and units that may be issued upon conversion of Working Capital Loans (and any ordinary shares issuable upon the exercise of the Private Units) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of IPO requiring the Company to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters had a 45-day option beginning January 4, 2023, to purchase up to an additional 900,000 units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. On January 6, 2023, and effective January 9, 2023, the underwriters exercised their over-allotment option in full and purchased an additional 900,000 units at $10.00 per unit.

On January 4, 2023, the Company paid a fixed underwriting discount of $1,500,000 and on January 9, 2023, it paid an additional $112,500 of underwriting discount arising from the sale of the over-allotment units. The underwriters will be entitled to a deferred underwriting commission of $0.35 per Unit, or $2,415,000 in the aggregate. The deferred underwriting commission will be paid to the underwriters from the amounts held in the Trust Account solely if the Company completes a business combination, subject to the terms of the underwriting agreement.

Unit Purchase Option

On December 30, 2022, we sold to the underwriters, for $100, 58,000 Units exercisable, in whole or in part, at $11.50 per unit (or 115% of the Market Value), commencing on the consummation of our initial business combination, and expires five years from the effective date of our IPO. The option and the 58,000 Units, as well as the 58,000 ordinary shares, the warrants to purchase 58,000 ordinary shares that may be issued upon exercise of the option and the rights to purchase 5,800 ordinary shares upon the completion of an initial business combination, have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the commencement of sales in our IPO pursuant to Rule 5110(e)(1) of FINRA’s Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities, except as permitted under FINRA Rule 5110(e)(2). The Company determined fair value of the Unit Purchase Option issued to the underwriters and recorded an amount to additional paid-in capital, net of purchased cost, in the balance sheets on the day of the IPO which is the grant date.

F-19

Note 7 - Shareholders’ Equity

Preferred Shares - The Company is authorized to issue 1,000,000 shares of preferred shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2024, and December 31, 2023, there were no preferred shares issued or outstanding.

Ordinary Shares

The Company was authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share and 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class A and Class B ordinary shares were entitled to one vote for each share.

On September 28, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Sponsor. Out of the 1,437,500 Class B ordinary shares, an aggregate of up to 187,500 Class B ordinary shares were subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (excluding private placement shares).

On January 8, 2022, the board of directors of the Company and the Sponsor, as sole shareholder of the Company, approved, through a special resolution, the following share capital changes:

(a) Each of the authorized but unissued 200,000,000 Class A ordinary shares were cancelled and re-designated as the ordinary shares of $0.0001 par value each;

(b) Each of the 1,437,500 Class B ordinary shares in issue were repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and

(c) Upon completion of the above steps, the authorized but unissued 20,000,000 Class B ordinary shares were cancelled.

As an effect of the above, the Company is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. Further, the shareholders also approved the amendment and restatement of the memorandum and articles of association filed with the Cayman Registrar.

On January 8, 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor as fully paid bonus shares for no additional consideration. The issuance was considered as a bonus share issuance, in substance a recapitalization transaction, which was recorded and presented retroactively.

On January 4, 2023, the Company consummated the IPO of 6,000,000 units at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,705,000. Concurrent with the closing of the offering, our Sponsor, at the option of the Company, sold to underwriter or its designees 115,500 Founder Shares for a purchase price of $2.00 per share and an aggregate purchase price of $231,000, as part of the exercise of overallotment option by the underwriter.

On January 6, 2023, the underwriters notified the Company that it is exercising the over-allotment option with respect to the 900,000 additional Units, which was subsequently closed on January 9, 2023, generating gross proceeds to the Company of $9,000,000.

Simultaneously, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2.00 per share which was sold by the Sponsor to underwriters. As a result, the Sponsor purchased an additional 38,700 Private Units, an aggregate of 409,200 units at a price of $10.00 per Private Placement Unit (an aggregate of $4,092,000). As of December 31, 2024, there were 2,134,200 ordinary shares issued and outstanding, excluding 1,335,250 shares subject to possible redemption.

F-20

Note 8 - Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability. The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2024 and December 31, 2023 and indicate the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2024	(Level 1)	(Level 2)	(Level 3)
Assets:
Investment held in Trust Account	$15,240,284	$15,240,284	$-	$-

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2023	(Level 1)	(Level 2)	(Level 3)
Assets:
Investment held in Trust Account	$74,062,199	$74,062,199	$-	$-

The investment held in the Trust Account was previously invested in a U.S. Treasury Bill, classified as Level 2 security and matured on July 13, 2023. The proceeds from the matured U.S. Treasury Bill were then invested in a U.S. Treasury Money Market Fund, classified as Level 1 security.

Note 9 - Subsequent Events

The Company has evaluated subsequent events through the financial statements were available for issuance and determined that there were no significant unrecognized events through that date other than those noted below.

January 2, 2025, the Company entered into an extension letter to extend the timeline of the business combination from January 4, 2025 to February 4, 2025. On February 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from February 4, 2025 to March 4, 2025. On March 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from March 4, 2025 to April 4, 2025. On April 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from April 4, 2025 to May 4, 2025.

On March 17, 2025, Dajiang Guo resigned as chief executive officer and director of the Company, effective March 17, 2025. Mr. Guo’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On March 18, 2025, Mr. Gan Kim Hai was appointed by the board of directors of the Company as chief executive officer and a director of the Company. Mr. Hai was appointed to serve as a Class II director with a term expiring on the Company’s second annual meeting of shareholders.

On April 14, 2025, the Company further amended and restated the promissory notes with Alphamade Holding LP to extend the maturity date to promptly after the date the business combination is consummated.

Subsequent to December 31, 2024, and through the date of this filing, the Company has borrowed an aggregate of $261,293 from HCYC to support its working capital needs.

Note 10 - Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

As previously disclosed, on November 29, 2024, the Company received a written notice (the “Initial Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires AlphaTime to have at least 400 total holders for continued listing on The Nasdaq Global Market. An indicator will be displayed with quotation information related to the Company’s securities on listingcenter.nasdaq.com and may be displayed by other third-party providers of market data information, however, the Initial Notice did not impact the listing of the Company’s securities on The Nasdaq Global Market. On January 16, 2025, the Company submitted a plan to regain compliance with the Minimum Public Holders Rule. As previously disclosed, on January 29, 2025, Nasdaq issued a notice granting the Company an extension of time to regain compliance with Nasdaq Minimum Public Holders Rule for 180 calendar days, or until May 28, 2025.

On April 17, 2025, the Company received a letter (the “Notice”) from the Staff of Nasdaq stating that, for the last 30 consecutive business days, the Minimum Value of Listed Securities (“MVLS”) of the Company’s ordinary shares, $0.00001 par value per share, has been below the minimum of $50 million required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “Minimum Market Value of Listed Securities Requirement”). The notice stated that the Company has been provided a compliance period of 180 calendar days from receipt of letters, or until October 14, 2025 (the “Compliance Period”) to regain compliance. In order to regain compliance, the MVLS of the Company’s securities must be at least $50 million for a minimum of ten consecutive business days. If the Company does not regain compliance within the 180-day period, the securities will be subject to delisting.

On April 30, 2025, Jichuan Yang resigned as chief financial officer and director of the Company, effective April 30, 2025. Mr. Yang’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On May 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from May 4, 2025 to June 4, 2025.

On May 6, 2025, Ms. Shan Yingxuan was appointed by the board of directors of the Company as chief financial officer and a director of the Company. Ms. Shan was appointed to serve as a Class III director with a term expiring on the Company’s third annual meeting of shareholders.

On June 3, 2025, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company had not regained compliance with the minimum 400 public holders requirement under Nasdaq Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”) by May 28, 2025.

On June 4, 2025, the Company entered into an extension letter to extend the timeline of the business combination from June 4, 2025 to July 4, 2025. On July 4, 2025, the Company entered into an extension letter to extend the timeline of the business combination from July 4, 2025 to August 4, 2025. On August 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from August 4, 2025 to September 4, 2025.

On July 7, 2025, the Company received notification that its application to transfer the listing of its Ordinary Shares, Units, Warrants, and Rights, from The Nasdaq Global Market to The Nasdaq Capital Market (the “Nasdaq Capital Market”) had been approved by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Ordinary Shares, Units, Warrants and Rights began trading on the Nasdaq Capital Market at the opening of trading on July 11, 2025.

On July 9, 2025, the Company received a letter from Nasdaq confirming that the Company has regained compliance with the Minimum Public Holders Rule since Nasdaq approved the transfer to the Nasdaq Capital Market.

On August 27, 2025, the Company filed a preliminary proxy statement with the SEC, and on September 9, 2025, it filed a definitive proxy statement, in connection with an extraordinary general meeting of shareholders scheduled for October 1, 2025. At the meeting, stockholders will vote on proposals to extend the deadline to consummate a business combination on a monthly basis up to three times, from October 4, 2025, to January 4, 2026, with $55,000 deposited per extension, and to authorize adjournment of the meeting if necessary.

On September 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from September 4, 2025 to October 4, 2025.

On September 14, 2025, HCYC Holding Company, AlphaTime Acquisition and the PIPE Investors executed an amendment to the Purchase Agreement, PIPE RRA and warrants, whereby the PIPE Investors’ $11.5 million in PIPE financing will be exchanged for 1,150,000 ordinary shares and 2,300,000 warrants to purchase ordinary shares of AlphaTime rather than HCYC Holding Company. Except for the foregoing change in the issuer of the securities and the corresponding amendments to the Purchase Agreement, PIPE RRA and warrants to reflect this change, all other material terms and conditions of the PIPE financing remain unchanged, including the purchase price, exercise price, and other economic and contractual provisions of the warrants.

Subsequent to the Form 10-K filed on April 15, 2025, and through the date of this filing, the Company has borrowed an additional $320,201 from HCYC, consisting of $170,321 to support its working capital needs and $149,880 to fund business combination extension payment.

On October 1, 2025, the Company held an extraordinary general meeting, solely with respect to voting on (i) the proposal to extend the date by which the Company must complete its initial business combination from October 4, 2025 to January 4, 2026, with all three (3) extensions comprised of one month each and (ii) the proposal to amend the Company’s investment management trust agreement, dated as of December 30, 2022, by and between the Company and Equiniti Trust Company, LLC to allow the Company to extend the Termination Date up to three (3) times, with each extension comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2026, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the trust account $55,000 for each monthly extension until January 4, 2026. In connection with the shareholders’ vote at the Meeting, holders of 917,814 ordinary shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $11,362,537(approximately $12.38 per share) will be removed from the Trust Account to pay such holders.

F-21

ALPHATIME ACQUISITION CORP

CONDENSED BALANCE SHEETS

	June 30, 2025 (unaudited)	December 31, 2024
Assets:
Current assets:
Cash	$1,329	$1,425
Prepaid expenses	50,548	15,313
Total current assets	51,877	16,738

Investment held in Trust Account	15,809,323	15,240,284
Total assets	$15,861,200	$15,257,022
Liabilities and Shareholders’ Deficit:
Current liabilities:
Accounts payable and accrued expenses	$1,426,038	$1,500,701
Promissory notes - related party	1,262,500	1,262,500
Due to HCYC	501,897	-
Due to related parties	754,589	568,299
Total current liabilities	3,945,024	3,331,500
Deferred underwriting commission	2,415,000	2,415,000
Total liabilities	6,360,024	5,746,500
Commitments and Contingencies	-	-
Temporary Equity:
Ordinary shares subject to possible redemption, 1,335,250 shares at redemption value of $11.84 and $11.41 per share as of June 30, 2025 and December 31, 2024 respectively	15,809,323	15,240,284

Shareholders’ Deficit:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-
Ordinary Shares, $0.0001 par value; 200,000,000 shares authorized; 2,134,200 shares issued and outstanding at June 30, 2025 and December 31, 2024 respectively	214	214
Additional paid-in capital	-	-
Accumulated deficit	(6,308,361)	(5,729,976)
Total Shareholders’ Deficit	(6,308,147)	(5,729,762)
Total Liabilities, Temporary Equity and Shareholders’ Deficit	$15,861,200	$15,257,022

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-22

ALPHATIME ACQUISITION CORP

CONDENSED STATEMENTS OF OPERATIONS

For the three and six months ended June 30, 2025 and 2024 (Unaudited)

	Three months ended June 30, 2025	Three months ended June 30, 2024	Six months ended June 30, 2025	Six months ended June 30,2024

Formation and operating costs	$290,004	$290,467	$473,406	$635,370

Total Expenses	$(290,004)	$(290,467)	$(473,406)	$(635,370)
Other Income
Income earned on Trust Account	$162,689	$675,837	$464,060	$1,463,005
Net Income (Loss)	$(127,315)	$385,370	$(9,346)	$827,635

Weighted average shares outstanding of redeemable ordinary shares	1,335,250	4,739,226	1,335,250	4,774,843
Basic and diluted net income per share, redeemable ordinary shares	$0.06	$0.11	$0.26	$0.24
Weighted average shares outstanding of non-redeemable ordinary shares	2,134,200	2,134,200	2,134,200	2,134,200
Basic and diluted net loss per share, non-redeemable ordinary shares	$(0.10)	$(0.07)	$(0.17)	$(0.14)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-23

ALPHATIME ACQUISITION CORP

CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY/(DEFICIT)

For the three and six months ended June 30, 2025 and 2024 (Unaudited)

	Shares	Amount	Additional paid-in capital	Accumulated deficit	Total shareholders’ deficit
Balance as of December 31, 2023	2,134,200	$214	$-	$(3,896,015)	$(3,895,801)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(952,168)	(952,168)
Net income	-	-	-	442,265	442,265
Balance as of March 31, 2024	2,134,200	$214	$-	$(4,405,918)	$(4,405,704)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(840,837)	(840,837)
Net income	-	-	-	385,370	385,370
Balance as of June 30, 2024	2,134,200	$214	$-	$(4,861,385)	$(4,861,171)

	Ordinary Shares	Amount	Additional paid-in capital	Accumulated deficit	Total shareholders’ deficit

Balance as of December 31, 2024	2,134,200	$214	$-	$(5,729,976)	$(5,729,762)

Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(356,350)	(356,350)
Net income	-	-	-	117,969	117,969
Balance as of March 31, 2025	2,134,200	$214	$-	$(5,968,357)	$(5,968,143)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(212,689)	(212,689)
Net loss	-	-	-	(127,315)	(127,315)
Balance as of June 30, 2025	2,134,200	$214	$-	$(6,308,361)	$(6,308,147)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-24

ALPHATIME ACQUISITION CORP

CONDENSED STATEMENTS OF CASH FLOWS

For the three and six months ended June 30, 2025 and 2024 (Unaudited)

	For the six months ended June 30, 2025	For the six months ended June 30, 2024
Cash Flows from Operating Activities:
Net (loss) income	$(9,346)	$827,635
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Income earned on Trust Account	(464,060)	(1,463,005)
Changes in current assets and liabilities:
Prepaid expenses	(35,235)	(19,772)
Accrued offering costs and expenses	(74,663)	368,671
Due to HCYC	501,897	-
Due to related parties	186,290	250,390
Net cash provided by (used in) operating activities	$104,883	(36,081)

Cash Flows from Investing Activities:
Principal deposited in Trust Account	$(104,979)	$(330,000)
Cash withdrawn from Trust Account in connection with redemption	-	23,302,146
Net cash provided by (used in) investing activities	$(104,979)	$22,972,146

Cash Flows from Financing Activities:
Proceeds from issuance of promissory note to related party	-	352,500
Redemption of ordinary shares	-	(23,302,146)
Net cash used in financing activities	$-	$(22,949,646)

Net change in cash	(96)	(13,581)
Cash - beginning of the period	1,425	15,054
Cash - end of the period	$1,329	$1,473

Supplemental disclosure of noncash financing activities:
Remeasurement adjustment on class A ordinary shares subject to possible redemption	$104,979	$330,000
Subsequent measurement of ordinary shares subject to possible redemption	$464,060	$1,463,005

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-25

ALPHATIME ACQUISITION CORP

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1 - Description of Organization, Business Operations and Liquidity

AlphaTime Acquisition Corp (the “Company”) was incorporated in the Cayman Islands on September 15, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 30, 2025, the Company had not commenced any operations. All activities for the period from September 15, 2021 (inception) through June 30, 2025 relates to the Company’s organizational activities, those necessary to prepare for and complete the initial public offering (“IPO”), identifying a target company for a business combination and activities in connection with the business combination. The Company will not generate any operating revenues until the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is Alphamade Holding LP, a Delaware limited partnership (the “Sponsor”). The registration statement for the Company’s IPO was declared effective on December 30, 2022 (the “Effective Date”). On January 4, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant (the “Warrants”) and one right (the “Rights”), with each Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option (the “Overallotment”), which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor (the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Units, at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

Following the closing of the IPO and the sale of over-allotment units, an aggregate of $70,242,000 of the proceeds from the IPO and the sale of the Private Units (including the Overallotment of the Units and Private Units) were placed in a U.S.-based Trust Account at U.S. Bank maintained by Equiniti Trust Company, acting as trustee and will be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to income earned on the funds held in the Trust Account that may be released to the Company to pay income tax obligations, the proceeds from the IPO will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 90% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting commissions and taxes payable on the income earned on the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

F-26

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer, will be made by the Company. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.18 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). The Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 (so that it does not then become subject to The Securities and Exchange Commission’s “penny stock” rules) or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination. If the Company seeks shareholder approval of the Business Combination, the Company will proceed with a Business Combination only if the Company receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against an initial business combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

The Company initially had 9 months (or up to 18 months, if we extend the time to complete a business combination) from January 4, 2023, the closing of the Initial Public Offering to consummate a Business Combination (the “Combination Period”).

F-27

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On April 14, 2025, the Company entered into an amended and restated promissory note which extends the maturity date to be due promptly after the completion of the initial business combination.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 (the “Termination Date”) up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the Termination Date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account an Extension Payment of $55,000 per one-month extension until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable promptly after the completion of an initial business combination. Further, the Company has deposited a total of $489,979 into the Trust Account to extend the deadline to complete the business combination from April 4, 2024 to January 4, 2025. The total deposits made to date were $5,021 less than the amount required to fully fund the extensions through January 4, 2025, and, as a result, a portion of the extensions remained unfunded as of June 30, 2025. Thereafter, the Company entered into additional extension letters to extend the timeline of the business combination on a monthly basis through September 4, 2025. As of June 30, 2025, the extension payments for January through June, together with the $5,021 shortfall from prior extensions, in aggregate totaling $335,021 had not yet been deposited into the Trust Account and, accordingly, did not accrue interest income during the period. These extension payments were also not included in the ordinary shares subject to possible redemption as of June 30, 2025.

F-28

However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the IPO price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.18 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.18 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity

As of June 30, 2025, the Company had a cash balance of $1,329 and a working capital deficit of $3,893,147. The Company expects that it will need additional capital to satisfy its liquidity needs beyond the net proceeds from the consummation of the IPO and the proceeds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Initial Business Combination. The Company has incurred and expects to continue to incur significant professional costs to remain as a public traded company and to incur transaction costs in pursuit of a Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management believes that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period, with the last extension termination date on October 4, 2025, and such period is not extended, there will be a liquidation and subsequent dissolution. As a result, management has determined that such additional condition also raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

F-29

In addition, in order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan funds to the Company as may be required but there is no guarantee that the Company will receive such funds. As of June 30, 2025, there was an amount of $1,262,500 outstanding as loan against promissory notes issued to the Sponsor for extension of the period of business combination from October 4, 2023 to November 4, 2024 and an additional loan of $104,979 borrowed from HCYC (as defined below) to extend the business combination period from November 4, 2024 to January 4, 2025. The total deposits made to date were $5,021 less than the amount required to fully fund the extensions through January 4, 2025. Thereafter, the Company entered into extension letters to extend the timeline of the business combination on a monthly basis through September 4, 2025. As of June 30, 2025, the extension payments relating to January through June 2025, together with the $5,021 shortfall from prior extensions, in aggregate totaling $335,021 had not yet been deposited into the Trust Account and, accordingly, did not accrue interest income during the period. These extension payments were also not included in the ordinary shares subject to possible redemption as of June 30, 2025. Pursuant to the extension amendment approved by the shareholders by special resolution at the meeting on December 28, 2023, the Company has adopted the Company’s Third Amended and Restated Memorandum and Articles of Association, reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024, (the “Termination Date”) up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to January 4, 2025, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the trust account (the “Trust Account”) $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (the “Extended Date”) (for a period of time ending up to 24 months after the consummation of its initial public offering) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the meeting on December 28, 2023, 2,160,774 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) has been removed from the Trust Account to pay such holders and approximately $51,712,221 remained in the Trust Account. Following the Redemption, the Company had 6,873,426 Ordinary Shares outstanding.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Second Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from the Extended Date up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Extended Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Extended Date up to nine (9) times, each comprised of one month each from the Extended Date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Extended Date, and depositing into the Trust Account an Extension Payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, the Company had 3,469,450 Ordinary Shares outstanding.

On January 5, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, HCYC Holding Company (“PubCo”), ATMC Merger Sub 1 Limited (“Merger Sub 1”), ATMC Merger Sub 2 Limited (“Merger Sub 2”), and HCYC Merger Sub Limited (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC”). Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which (i) the Company will merge with and into Merger Sub 1, with the Company surviving such merger; (ii) the Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of the Company and HCYC. The Business Combination is expected to be consummated after obtaining the required approval by the shareholders of the Company and HCYC and the satisfaction of certain other customary closing conditions.

F-30

Risks and Uncertainties

Management is currently evaluating the impact of the risk of bank failures and has concluded that while it is reasonably possible that the bank failures could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Further, the Company doesn’t have any bank accounts which are associated with failure risk but will keep monitoring any such effects that might impact the company’s financial position.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC. In the opinion of management, the unaudited financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented. The information included in this Form 10-Q should be read in conjunction with information included in the Company’s annual report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on April 15, 2025.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-31

Use of Estimates

The preparation of financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of June 30, 2025 and December 31, 2024.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. On June 30, 2025, the Company did not experience losses on this account and management believes the Company is not exposed to significant risks on such account.

Offering Costs

The offering costs were $4,892,699 consisting principally of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are related to the IPO and are charged to shareholders’ equity upon the completion of the IPO. The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering”. The Company allocates offering costs between the Public Shares (as defined below in Note 3), Public Warrants (as defined below in Note 3) and Public Rights (as defined below in Note 3) based on the relative fair values of the Public Shares, Public Warrants and Public Rights. Accordingly, $4,770,382 was allocated to Public Shares and charged to temporary equity, and $122,317 was allocated to Public Warrants and Public Rights and charged to shareholders’ equity.

Investment Held in Trust Account

The Company’s portfolio of investment held in the Trust Account is mainly comprised of investments in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. Gains and losses resulting from the change in fair value of these securities and income earned from the investments held in the Trust Account is included in income earned on Trust Account in the accompanying statements of operations. The estimated fair values of investment held in the Trust Account are determined using available market information.

Income earned on these investments will be fully reinvested into the investment held in Trust Account and therefore considered as an adjustment to reconcile net income (loss) to net cash used in operating activities in the statements of cash flows. Such income reinvested will be used to redeem all or a portion of the ordinary shares upon the completion of business combination.

Net Income (Loss) Per Share

The Company complies with the accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net income (loss) less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public shareholders. As of June 30, 2025, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted income/(loss) per share is the same as basic income/(loss) per share for the period presented.

F-32

The net income (loss) per share presented in the statements of operations is based on the following:

	Three Months ended June 30, 2025	Three Months ended June 30, 2024	Six months ended June 30, 2025	Six months ended June 30, 2024

Net income	$(127,315)	$385,370	$(9,346)	$827,635
Income earned on Trust Account	(162,689)	(675,837)	(464,060)	(1,463,005)
Accretion of carrying value to redemption value	(50,000)	(165,000)	(104,979)	(330,000)
Net loss including accretion of equity into redemption value	$(340,004)	$(455,467)	$(578,385)	$(965,370)

	Three months ended June 30, 2025		Six months ended June 30, 2025		Three months ended June 30, 2024		Six months ended June 30, 2024
	Redeemable	Non- Redeemable	Redeemable	Non- Redeemable	Redeemable	Non- Redeemable	Redeemable	Non- Redeemable
Particulars	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Basic and diluted net income (loss) per share:
Numerators:
Allocation of net loss including accretion of temporary equity	(130,854)	(209,150)	(222,597)	(355,788)	(314,044)	(141,423)	(667,168)	(298,202)
Income earned on trust account	162,689	-	464,060	-	675,837	-	1,463,005	-
Accretion of temporary equity to redemption value	50,000	-	104,979	-	165,000	-	330,000	-
Allocation of net income (loss)	81,835	(209,150)	346,442	(355,788)	526,793	(141,423)	1,125,837	(298,202)

Denominators:
Weighted-average shares outstanding	1,335,250	2,134,200	1,335,250	2,134,200	4,739,226	2,134,200	4,774,843	2,134,200
Basic and diluted net income (loss) per share	0.06	(0.10)	0.26	(0.17)	0.11	(0.07)	0.24	(0.14)

F-33

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480 “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, whether they meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. As the Company’s warrants meet all the criteria for equity classification, both public and private warrants are classified in shareholders’ equity/(deficit).

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of June 30, 2025, 1,335,250 ordinary shares subject to possible redemption are presented at redemption value of $11.84 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit. The Company allocates gross proceeds between the Public Shares, Public Warrants and Public Rights based on the relative fair values of the Public Shares, Public Warrants and Public Rights.

At June 30, 2025, the ordinary shares reflected in the balance sheets are reconciled in the following table:

Ordinary shares subject to possible redemption - December 31, 2024	$15,240,284
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and extension deposit	356,350
Ordinary shares subject to possible redemption - March 31, 2025	$15,596,634
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account) and extension deposit	212,689
Ordinary shares subject to possible redemption - June 30, 2025	$15,809,323

F-34

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2025 and December 31, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

Income earned from U.S. debt obligations held by the Trust Account is intended to qualify for the portfolio income exemption or otherwise be exempt from U.S. withholding taxes. Furthermore, shareholders of the Company’s shares may be subject to tax in their respective jurisdictions based on applicable law, for instance, United States persons may be subject to tax on amounts deemed received depending on whether the Company is a passive foreign investment company and whether U.S. persons have made any applicable tax elections permitted under applicable law. The provision for income taxes was deemed to be immaterial.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 - Initial Public Offering

On January 4, 2023, the Company sold 6,000,000 Units, at a purchase price of $10.00 per Unit. On January 9, 2023, the Company issued an additional 900,000 Units, at a purchase price of $10.00 per Unit, in connection with the over-allotment option. Each Unit consists of one ordinary share, one warrant and one right, with each right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of an initial business combination, subject to adjustment.

The warrants will become exercisable at $11.50 per share, subject to adjustment, on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of our IPO and will expire at 5:00 p.m., New York City time, five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation.

Following the closing of the IPO and the sale of over-allotment units, an aggregate of $70,242,000 (at $10.18 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Units was placed in a Trust Account, which may only be invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations.

F-35

Note 4 - Private Placement

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 370,500 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $3,705,000, in a private placement (the “Private Placement”). Each whole Private Placement Unit will consist of one ordinary share (“Private Share”), one warrant (“Private Warrant”) and one right (“Private Right”) entitling the holder thereof to receive one-tenth of one Private Share upon the completion of an Initial Business Combination. Each Private Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment. The proceeds from the Private Units were added to the proceeds from the IPO held in the Trust Account. Effective January 9, 2023, the underwriters fully exercised the over-allotment option and the Company completed the private sale of an aggregate of 38,700 Private Units at a price of $10.00 per Private Unit, generating gross proceeds of $387,000. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units held in the Trust Account will be used to fund the redemption of the Public Units (subject to the requirements of applicable law) and the Private Units will expire worthless.

Note 5 - Related Party Transactions

On September 28, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Sponsor.

On January 8, 2022, the board of directors of the Company and the Sponsor, as sole shareholder of the Company, approved, through a special resolution, the following share capital changes (see Note 7):

(a) Each of the authorized but unissued 200,000,000 Class A ordinary shares were cancelled and re-designated as the ordinary shares of $0.0001 par value each;

(b) Each of the 1,437,500 Class B ordinary shares in issue were repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and

(c) Upon completion of the above steps, the authorized but unissued 20,000,000 Class B ordinary shares were cancelled.

On January 8, 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 ordinary shares (the “Founder Shares”). The issuance was considered as a bonus share issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The Founder Shares include an aggregate of up to 225,000 ordinary shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part (refer Note 7). On January 6, 2023, the underwriters notified the Company that it is exercising the over-allotment option with respect to the 900,000 additional Units, which was subsequently closed on January 9, 2023, generating gross proceeds to the Company of $9,000,000. Simultaneously, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2.00 per share which was sold by the Sponsor to underwriters. As a result, the Sponsor purchased an additional 38,700 Private Units, an aggregate of 409,200 units at a price of $10.00 per Private Placement Unit (an aggregate of $4,092,000).

On January 3, 2023, the Founder Shares and Private Units were placed into an escrow account maintained by American Stock Transfer & Trust Company acting as escrow agent. The Founder Shares and Private Units (and underlying securities) will not, subject to certain exceptions, be transferred, assigned, sold or released from escrow in the case of (i) 50% of the Founder Shares and Private Units (and underlying securities) until the earlier to occur of: (A) six months after the date of the consummation of our initial business combination, or (B) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) the remaining 50% of the Founder Shares and Private Units (and underlying securities) until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

F-36

Promissory Notes - Related Party

On September 27, 2023, the Company notified Equiniti Trust Company, the trustee of the Company’s trust account (the “Trust Account”), that it was extending the time available to the Company to consummate its initial business combination from October 4, 2023, to January 4, 2024 (the “Extension”). The Extension is the first of up to three (3) three-month extensions permitted under the Company’s governing documents.

On September 27, 2023, the Company extended the time to complete its initial business combination from October 4, 2023 to January 4, 2024 by depositing an aggregate of $690,000 into the Trust Account. In connection with this extension, on September 26, 2023, the Company also entered into a non-interest bearing promissory note with the Sponsor for $690,000, that is payable on the earlier of January 4, 2024 or promptly after the completion of an initial business combination. On April 12, 2024, the Company amended and restated the promissory note to extend the maturity date to the earlier of January 4, 2025 or promptly after the date of the consummation of the business combination. On April 14, 2025, the promissory note was further amended and restated to extend the maturity date to promptly after the date the business combination is consummated. On January 4, 2024, the Company raised $2,500 from the sponsor against a promissory note for working capital purposes and further raised an additional $20,000 on February 20, 2024, bringing the total drawdown beyond the original principal amount of $690,000. On January 4, 2024, the Company deposited $165,000 into the Trust Account to extend the deadline to complete the business combination from January 4, 2024 to April 4, 2024. In connection with this extension, on December 28, 2023, the Company entered into a non-interest bearing promissory note with the Sponsor for $660,000, that is payable on the earlier of January 4, 2025 or promptly after the completion of an initial business combination. On April 14, 2025, the Company amended and restated the promissory note to extend the maturity date to promptly after the date of the consummation of the business combination. Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred). Further, the Company drew down seven times monthly extension fund with aggregate amount of $385,000 under the promissory note and deposited into the Trust Account to extend the deadline to complete the business combination from April 4, 2024 to November 4, 2024. As of June 30, 2025 and December 31, 2024, there were outstanding as loan amounts of $1,262,500 against promissory notes.

Due to Related Parties

The Sponsor paid certain formation, operating or deferred offering costs on behalf of the Company. These amounts are due on demand and non-interest bearing. As of June 30, 2025 and December 31, 2024, due to related parties amounted to $754,589 and $568,299, respectively.

Advisory Services Agreement

The Company engaged TenX Global Capital LP (“TenX”), a related party to the Company, as an advisor in connection with the Initial Public Offering and business combination, to assist in hiring consultants and other services providers in connection with our Initial Public Offering and the business combination, assist in the preparation of financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, TenX will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

During the period from September 15, 2021 (inception) through June 30, 2025, a cash fee of $200,000 has been incurred as deferred offering costs for these services of which $160,000 has been paid by the Sponsor through December 31, 2022 and additional $40,000 was paid subsequently through December 31, 2023.

F-37

Administration fee

Commencing on the effective date of the registration statement, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $30,000 was recorded for both the quarters ended June 30, 2025 and 2024. As of June 30, 2025 and December 31, 2024, administration fees of $180,000 and $120,000, respectively, were included in Due to Related Parties and remained outstanding.

Note 6 - Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Units, securities underlying the Unit Purchase Option (“UPO”), and units that may be issued upon conversion of Working Capital Loans (and any ordinary shares issuable upon the exercise of the Private Units) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of IPO requiring the Company to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters had a 45-day option beginning January 4, 2023, to purchase up to an additional 900,000 units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. On January 6, 2023, and effective January 9, 2023, the underwriters exercised their over-allotment option in full and purchased an additional 900,000 units at $10.00 per unit.

On January 4, 2023, the Company paid a fixed underwriting discount of $1,500,000 and on January 9, 2023, it paid an additional $112,500 of underwriting discount arising from the sale of the over-allotment units. The underwriters will be entitled to a deferred underwriting commission of $0.35 per Unit, or $2,415,000 in the aggregate. The deferred underwriting commission will be paid to the underwriters from the amounts held in the Trust Account solely if the Company completes a business combination, subject to the terms of the underwriting agreement.

Unit Purchase Option

On December 30, 2022, we sold to the underwriters, for $100, 58,000 Units exercisable, in whole or in part, at $11.50 per unit (or 115% of the Market Value), commencing on the consummation of our initial business combination, and expires five years from the effective date of our IPO. The option and the 58,000 Units, as well as the 58,000 ordinary shares, the warrants to purchase 58,000 ordinary shares that may be issued upon exercise of the option and the rights to purchase 5,800 ordinary shares upon the completion of an initial business combination, have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the commencement of sales in our IPO pursuant to Rule 5110(e)(1) of FINRA’s Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities, except as permitted under FINRA Rule 5110(e)(2). The Company determined fair value of the Unit Purchase Option issued to the underwriters and recorded an amount to additional paid-in capital, net of purchased cost, in the balance sheets on the day of the IPO which is the grant date.

Due to HCYC

The target company, HCYC, paid certain operating costs and extension funds on behalf of the Company. As of June 30, 2025 and December 31, 2024, due to HCYC amounted to $501,897 and $0, respectively.

F-38

Note 7 - Shareholders’ Equity

Preferred Shares - The Company is authorized to issue 1,000,000 shares of preferred shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of June 30, 2025, and December 31, 2024, there were no preferred shares issued or outstanding.

Ordinary Shares

The Company was authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share and 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class A and Class B ordinary shares were entitled to one vote for each share.

On September 28, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Sponsor. Out of the 1,437,500 Class B ordinary shares, an aggregate of up to 187,500 Class B ordinary shares were subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (excluding private placement shares).

On January 8, 2022, the board of directors of the Company and the Sponsor, as sole shareholder of the Company, approved, through a special resolution, the following share capital changes:

(a) Each of the authorized but unissued 200,000,000 Class A ordinary shares were cancelled and re-designated as the ordinary shares of $0.0001 par value each;

(b) Each of the 1,437,500 Class B ordinary shares in issue were repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and

(c) Upon completion of the above steps, the authorized but unissued 20,000,000 Class B ordinary shares were cancelled.

As an effect of the above, the Company is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. Further, the shareholders also approved the amendment and restatement of the memorandum and articles of association filed with the Cayman Registrar.

On January 8, 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor as fully paid bonus shares for no additional consideration. The issuance was considered as a bonus share issuance, in substance a recapitalization transaction, which was recorded and presented retroactively.

On January 4, 2023, the Company consummated the IPO of 6,000,000 units at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,705,000. Concurrent with the closing of the offering, our Sponsor, at the option of the Company, sold to underwriter or its designees 115,500 Founder Shares for a purchase price of $2.00 per share and an aggregate purchase price of $231,000, as part of the exercise of overallotment option by the underwriter.

On January 6, 2023, the underwriters notified the Company that it is exercising the over-allotment option with respect to the 900,000 additional Units, which was subsequently closed on January 9, 2023, generating gross proceeds to the Company of $9,000,000.

Simultaneously, an amount of $352,350 due to related party was converted into over-allotment of Private Placement, and the underwriter deposited additional $34,650 on behalf of Sponsor for 17,325 Founder Shares for $2.00 per share which was sold by the Sponsor to underwriters. As a result, the Sponsor purchased an additional 38,700 Private Units, an aggregate of 409,200 units at a price of $10.00 per Private Placement Unit (an aggregate of $4,092,000). As of June 30, 2025, there were 2,134,200 ordinary shares issued and outstanding, excluding 1,335,250 shares subject to possible redemption.

F-39

Note 8 - Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability. The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of June 30, 2025 and December 31, 2024 and indicate the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
		Active	Observable	Unobservable
	As of	Markets	Inputs	Inputs
	June 30, 2025	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments held in Trust Account	$15,809,323	$15,809,323	$-	$-

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2024	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments held in Trust Account	$15,240,284	$15,240,284	$-	$-

The investment held in the Trust Account was previously invested in a U.S. Treasury Bill, classified as Level 2 security and matured on July 13, 2023. The proceeds from the matured U.S. Treasury Bill were then invested in a U.S. Treasury Money Market Fund, classified as Level 1 security.

Note 9 - Subsequent Events

The Company has evaluated subsequent events through the financial statements were available for issuance and determined that there were no significant unrecognized events through that date other than those noted below.

On July 4, 2025, the Company entered into an extension letter to extend the timeline of the business combination from July 4, 2025 to August 4, 2025. On August 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from August 4, 2025 to September 4, 2025.

On July 7, 2025, the Company received notification that its application to transfer the listing of its Ordinary Shares, , its Units, its Warrants, and its Rights, from The Nasdaq Global Market to The Nasdaq Capital Market (the “Nasdaq Capital Market”) had been approved by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Ordinary Shares, Units, Warrants and Rights began trading on the Nasdaq Capital Market at the opening of trading on July 11, 2025.

On July 9, 2025, the Company received a letter from Nasdaq confirming that the Company has regained compliance with Listing Rule 5450(a)(2) since Nasdaq approved the transfer to the Nasdaq Capital Market.

Note 10 - Unaudited Subsequent Events after the Form 10-Q Filed on August 13, 2025

On August 27, 2025, the Company filed a preliminary proxy statement with the SEC, and on September 9, 2025, it filed a definitive proxy statement, in connection with an extraordinary general meeting of shareholders scheduled for October 1, 2025. At the meeting, stockholders will vote on proposals to extend the deadline to consummate a business combination on a monthly basis up to three times, from October 4, 2025, to January 4, 2026, with $55,000 deposited per extension, and to authorize adjournment of the meeting if necessary.

On September 4, 2025, the Company entered into the extension letters to extend the timeline of the business combination from September 4, 2025 to October 4, 2025.

On September 14, 2025, HCYC Holding Company, AlphaTime Acquisition and the PIPE Investors executed an amendment to the Purchase Agreement, PIPE RRA and warrants, whereby the PIPE Investors’ $11.5 million in PIPE financing will be exchanged for 1,150,000 ordinary shares and 2,300,000 warrants to purchase ordinary shares of AlphaTime rather than HCYC Holding Company. Except for the foregoing change in the issuer of the securities and the corresponding amendments to the Purchase Agreement, PIPE RRA and warrants to reflect this change, all other material terms and conditions of the PIPE financing remain unchanged, including the purchase price, exercise price, and other economic and contractual provisions of the warrants.

Subsequent to the Form 10-Q filed on August 13, 2025, and through the date of this filing, the Company has borrowed an additional $134,576 from HCYC, consisting of $34,696 to support its working capital needs and $99,880 to fund business combination extension payment.

On October 1, 2025, the Company held an extraordinary general meeting, solely with respect to voting on (i) the proposal to extend the date by which the Company must complete its initial business combination from October 4, 2025 to January 4, 2026, with all three (3) extensions comprised of one month each and (ii) the proposal to amend the Company’s investment management trust agreement, dated as of December 30, 2022, by and between the Company and Equiniti Trust Company, LLC to allow the Company to extend the Termination Date up to three (3) times, with each extension comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2026, by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the trust account $55,000 for each monthly extension until January 4, 2026. In connection with the shareholders’ vote at the Meeting, holders of 917,814 ordinary shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $11,362,537(approximately $12.38 per share) will be removed from the Trust Account to pay such holders.

F-40

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of

HCYC Group Company Limited

Cayman Islands

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of HCYC Group Company Limited and subsidiaries (the “Company”) as of March 31, 2025 and 2024, the related consolidated statements of operation and comprehensive loss, changes in stockholders’ equity, and cash flows for each of the two years in the period ended March 31, 2025, and the related notes to the consolidated financial statements. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2025 and 2024, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters. The determination that there are no critical audit matters is based on our professional judgment and audit scope.

/s/ Simon & Edward, LLP

We have served as the Company’s auditor since 2023.

PCAOB ID: 2485

Los Angeles, California

August 18, 2025

F-41

HCYC GROUP COMPANY LIMITED

CONSOLIDATED BALANCE SHEETS

(In U.S. dollars)

	As of March 31,
	2025	2024

ASSETS
Current assets
Cash and cash equivalents	523,013	810,819
Accounts receivable	573,068	72,346
Prepayments and other current assets	39,598	52,369
Total current assets	1,135,679	935,534

Non-current assets
Equipment, net	45,831	51,067
Long-term deposit	43,514	43,897
Prepaid expenses, non-current	-	5,979
Deferred tax asset, net	31,380	46,048
Right of use	169,149	286,475
Total non-current assets	289,874	433,466
TOTAL ASSETS	1,425,553	1,369,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	608,973	262,323
Amount due to related parties-current	933,647	588,909
Lease liabilities, current	129,137	122,265
Other payables	289,504	13,965
Total current liabilities	1,961,261	987,462

Lease liabilities, non-current	44,841	172,955
Total non-current liabilities	44,841	172,955

Total liabilities	2,006,102	1,160,417

Shareholders’ equity
Ordinary shares (par value of $1 per share; 50,000 shares authorized as of March 31, 2024 and 2023, respectively; 10,000 shares issued and outstanding as of March 31, 2024 and 2023, respectively)	10,000	10,000
Additional paid in capital	1,060,309	1,060,309
Accumulated deficit	(1,656,956)	(864,073)
Accumulated other comprehensive income	6,098	2,347
Total shareholders’ (deficit) equity	(580,549)	208,583

TOTAL LIABILITIES AND SHAREHOLDERS’ (DEFICIT) EQUITY	1,425,553	1,369,000

The accompanying notes are an integral part of these consolidated financial statements.

F-42

HCYC GROUP COMPANY LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In U.S. dollars)

	For the year ended March 31,
	2025	2024

Net revenues	5,878,552	10,887,830
Cost of revenues	4,917,031	9,480,486
Gross profit	961,521	1,407,344

Operating expenses:
Compensation and benefits	718,300	497,856
General and administrative expenses	1,022,616	878,756
Total operating expenses	1,740,916	1,376,612

Income (loss) from operations	(779,395)	30,732

Other income	(522)	(20,369)
Interest income, net	(905)	(4,332)
Total other income, net	(1,427)	(24,701)
Income (loss) before income tax expense	(777,968)	55,433
Income tax expenses	(14,915)	(37,227)
Income (loss) from continuing operations	(792,883)	18,206

Net income (loss)	(792,883)	18,206

Other comprehensive income (loss)
Change in cumulative foreign currency translation income	3,751	467
Comprehensive income(loss) attributable to shareholders	(789,132)	18,673

Net income per ordinary share:
Basic and diluted	(79)	2

Weighted average shares outstanding
Basic and diluted	10,000	10,000

The accompanying notes are an integral part of these consolidated financial statements.

F-43

HCYC GROUP COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOW

(In U.S. dollars)

	For the year ended March 31,
	2025	2024

	Total	Total
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) from operations	(792,883)	18,206
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	15,514	11,219
Deferred tax expenses	14,915	37,227
Right-of-use assets amortization	118,820	99,827
Changes in operating assets and liabilities:
Accounts receivable	(499,451)	289,467
Prepaid expenses and other current assets	13,036	(8,957)
Accounts payable	344,517	(205,622)
Accrued expenses and other payables	(342)	2,280
Right-of-use assets	-	(283,944)
Lease liabilities	(122,780)	186,644
Prepaid expenses, non-current	6,005	(5,981)
Long-term deposit	642	(23,300)
Total cash provided by (used in) operating activities	(902,007)	117,066

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(9,986)	(50,168)
Total cash used in investing activities	(9,986)	(50,168)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from interests-free borrowings from related parties	619,955	502,866
Contribution from shareholders	-	9,999
Net cash provided by financing activities	619,955	512,865

Effect of exchange rate changes	4,232	597

Net change in cash and cash equivalents	(287,806)	580,360

Cash and cash equivalents beginning of the year	810,819	230,459
Cash and cash equivalents end of the year	523,013	810,819

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income tax paid	-	-
Interest paid	-	-

The accompanying notes are an integral part of these consolidated financial statements.

F-44

HCYC GROUP COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In U.S. dollars)

	Paid-in capital		Subscription	Additional paid-in	Accumulated	Accumulated Other Comprehensive	Total Shareholders’
	Shares	Amount	receivable	capital	Deficit	Income	equity (Deficit)
Balance as of March 31, 2023	10,000	10,000	(9,999)	1,060,309	(882,279)	1,880	179,911
Net income					18,206		18,206
Collection of stock subscription receivable			9,999				9,999
Accumulated other comprehensive loss						467	467
Balance as of March 31, 2024	10,000	10,000	-	1,060,309	(864,073)	2,347	208,583

Balance as of March 31, 2024	10,000	10,000	-	1,060,309	(864,073)	2,347	208,583
Net income					(792,883)	-	(792,883)
Accumulated other comprehensive loss						3,751	3,751
Balance as of March 31, 2025	10,000	10,000	-	1,060,309	(1,656,956)	6,098	(580,549)

The accompanying notes are an integral part of these consolidated financial statements.

F-45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND BUSINESS DESCRIPTION

HCYC Group Company Limited and its subsidiaries (collectively referred to herein as the “Company”) primarily engages in insurance brokerage services. The Company markets and sells life insurance products to customers, which are underwritten by some of the leading insurance companies in Hong Kong.

HCYC Group Company Limited (“HCYC Cayman”) is a holding company incorporated in Cayman Island on May 11, 2022 under the laws of the Cayman Islands, which has no substantial operations other than holding all of the outstanding share capital of HCYC Agent Company Limited (“HCYC Agent”).

HCYC Agent was established under the laws of the British Virgin Islands on May 27, 2022. HCYC Agent is also a holding company holding all of the outstanding equity of HCYC Wealth Management (Asia) Company Limited (“HCYC HK”) which was incorporated in Hong Kong on November 5, 2010.

On May 24, 2011, HCYC HK was validly registered with a self-regulatory organization, the Professional Insurance Brokers Association (“PIBA”) and has been legally carrying on insurance brokerage business ever since. On September 23, 2019, the Insurance Authority took over the regulation of insurance intermediaries from the PIBA, and a company shall then be licensed to act as an insurance broker thereafter. However, under the Insurance Ordinance Rules, HCYC HK, as a registered member of the PIBA, had been regarded as a licensed broker company during the 3-year transitional period with expiration date on September 22, 2022. On May 27, 2021, HCYC HK officially obtained the Insurance Broker Company License from the Insurance Authority of Hong Kong and maintains a valid Insurance Broker Company license since then.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The accompanying consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries. All inter-company balances and transactions are eliminated upon consolidation.

F-46

Uses of estimates

In preparing the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information as of the date of the consolidated financial statements. Significant estimates required to be made by management include, but are not limited to, the allowance for estimated uncollectible receivables, realizability of advance to suppliers, useful lives of equipment, the recoverability of long-lived assets, revenue recognition and realization of deferred tax assets. The inputs into the Company’s judgments and estimates consider the economic implications of COVID-19 on the Company’s critical and significant accounting estimates. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of bank deposits, which are unrestricted as to withdrawal and use. The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Accounts receivable, net

Accounts receivables are presented net of allowance for credit losses. In accordance with Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments - Credit Losses (ASC 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), the Company establishes a provision for credit losses when there is objective evidence that the Company may not be able to collect amounts due. The allowance is based on management’s best estimate of specific losses on individual exposures, the aging of its accounts receivable balance, current economic and business conditions, and anticipated future economic events that may impact collectability. Actual amounts received may differ from management’s estimate of credit worthiness and the economic environment. Delinquent account balances are written-off against the allowance for credit losses after management has determined that collection is not probable. As of March 31, 2025 and 2024, accounts receivable represents the commissions due from insurance companies and there was no allowance recorded as the Company considers all of the accounts receivable fully collectible.

The following table sets forth the aging analysis of accounts receivable:

	March 31, 2025	March 31, 2024

Up to three months	573,068	72,346
Less: Allowance for current expected credit losses	-	-
Total accounts receivable, net	573,068	72,346

Fair value of financial instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

F-47

●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 - inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, accounts receivable, inventories, advances to suppliers, due from related parties, prepaid expenses and other current assets, short-term bank loans, accounts payable, due to related parties, taxes payable, unearned revenue, operating lease liabilities, accrued expenses and other current liabilities, approximate the fair value of the respective assets and liabilities as of March 31, 2025 and 2024 based upon the short-term nature of the assets and liabilities. The fair value of long-term operating lease liabilities approximates their recorded values as their stated interest rates approximate the rates currently available.

Equipment, net

Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is provided using the straight-line method over their expected useful lives, as follows:

Useful life
Office Equipment	5 years
Fixtures & Furniture	5 years
Computers	3 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the consolidated statements of income and other comprehensive income in other income or expenses.

Impairment of long-lived Assets

Long-lived assets, such as property, plant and equipment and intangible assets, are reviewed for impairment when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. The recoverability of a long-lived asset or asset group to be held and used is measured by a comparison of the carrying amount of an asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or asset group. If the carrying value of an asset or asset group exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount that the carrying value exceeds the estimated fair value of the asset or asset group. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Assets to be disposed are reported at the lower of carrying amount or fair value less costs to sell, and are no longer depreciated. No impairment of long-lived assets was recognized as of March 31, 2025 and 2024 based on the Company’s assessment.

F-48

Revenue recognition

In accordance with ASC Topic 606, which the Company early adopted from July 1, 2017, revenues are recognized when control of the promised goods or services is transferred to the Company’s customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. In determining when and how much revenue is recognized from contracts with customers, the Company performs the following five-step analysis: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; (5) recognize revenue when (or as) the entity satisfies a performance obligation.

The Company’s revenue is derived from insurance brokerage services with respect to life insurance products. The Company, through its subsidiaries, carry on business of negotiating or arranging contracts of insurance products in or from Hong Kong as the agent of the policy holder or potential policy holder or advising on matters related to insurance, and is compensated in the form of commissions from the respective insurance companies, according to the terms of each service agreement made by and between the Company and the insurance companies.

The Company enters into insurance brokerage service contracts with insurance companies to specify key terms and conditions of each arrangement, which among other things, include a pre-agreed first year commission entitled by the Company in exchange for its sales facilitation service provided to the insurance companies. These commissions are normally calculated as a percentage (which varies depending on the insurance products involved) of the premium to the insurance companies from sales facilitated by the Company in respect of an insurance product. The insurance companies have the right to amend the prospective commission percentage from time to time at their entire discretion by giving written notice to the Company.

Billing of the commission is controlled by the insurance companies, therefore, the data necessary to reasonably determine the revenue amounts is made available to the Company by the insurance companies on a monthly basis or semi-monthly basis. Insurance brokerage services are considered to be rendered and completed, and revenue is recognized, at the time an insurance policy becomes effective and noncancelable; that is, according to the contracts with insurance companies, when the signed insurance policy is in place, the premium is collected from the policyholder and a cooling off period (normally 21 days) has elapsed. “Cooling off period” is defined as the period that the policyholders can unconditionally cancel their insurance contract and obtain refund after the contract has established. Generally, at the time when the insurance policy is signed, it is difficult for the Company to assess the policyholder’s ability and intention to pay the premium due on the policy or cancel the policy during the cooling off period. Therefore, it is not possible for the Company to estimate if it will collect substantially all of the commissions to which it will be entitled in exchange for our insurance brokerage services. For this reason, the Company recognizes revenue at a point in time when the premiums are collected by the respective insurance companies and cooling off period (normally 21 days) has elapsed, due to the specific practice in the industry.

F-49

Revenue from renewal service fees is based on actual renewal premiums paid by policyholders referred by the Company to the insurance company and is in the form of renewal commissions. Renewal service fees, which are considered as variable consideration, are not included in the initial transaction price and are recorded when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur, i.e., when a policyholder pays the renewal premium to the insurance company and the policy is renewed, because the Company is not able to conclude a significant reversal to the estimated variable consideration not probable until the contingency resolved. Renewal commissions are determined by multiplying a pre-agreed charge rate with renewal premiums actually paid by the policyholders.

An insurance intermediary is defined as a vendor who refer potential insurance policyholders to the Company and is rewarded with commissions. The Company is obligated to pay commissions to insurance intermediaries for insurance policies sold to the potential insurance policyholders they refer pursuant to the service contracts the Company entered with, when the insurance policies become effective.

Since the insurance intermediaries have no insurance broker license, they refer their clients to the Company who then sold the insurance products provides to them through providing brokerage service. And according to the contracts with insurance companies, the Company is considered the sole provider of the brokerage service and bears the risks associated with the contract. Therefore as a licensed broker, the Company believes they, instead of the insurance intermediaries, control the service before it is transferred to and accepted by insurance companies, i.e. the customers, and recognize commission revenue granted from insurance companies on a gross basis, while the commissions paid to its insurance intermediaries are recognized as cost of revenue.

Disaggregation of Revenues

The Company disaggregates its revenue by types of commission and fee earned, as the Company believes it best depicts how the nature, amount, timing and uncertainty of the revenue and cash flows are affected by economic factors. The summary of the Company’s total revenues by commission type for the years ended March 31, 2025 and 2024 was as follows:

	For years ended March 31,
	2025	2024

Revenue - first year commission	$5,181,879	$10,358,016
Revenue - renewal commission	691,145	521,976
Other activities	5,528	7,838
Total revenue	$5,878,552	$10,887,830

F-50

Cost of revenue

Cost of revenue consists of the costs of commissions paid to insurance intermediaries who refer their clients (i.e. potential insurance policyholders) to the Company. According to the agreements with the insurance intermediaries, they shall refer clients they develop to the Company, and are compensated for the insurance products bought by those clients when they become effective, with an agreed-upon percentage of the commission the Company is entitled from the insurance companies. The payments would be made to insurance intermediaries on a monthly basis after the corresponding commissions from the insurance companies are collected by the Company.

Compensation and benefits

Compensation and benefits primarily include salary, bonus and employee defined benefits paid to the Company’s employees.

General and Administrative Expenses

General and administrative expenses represent primarily costs for rent and operating costs of office premises, depreciation and amortization of office facilities, professional fees and other administrative expenses.

Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal reporting used by the Company’s chief operating decision maker for making operating decisions about the allocation of resources of the segment and the assessment of its performance in determining the Company’s reportable operating segments.

The Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CEO”), who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. CEO has determined that the Company has only one reporting segment as of and for the years ended March 31, 2025 and 2024.

Income taxes

The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the years ended March 31, 2025 and 2024. The Company does not believe there was any uncertain tax provision as of March 31, 2025 and 2024.

F-51

Earnings per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the years ended March 31, 2025 and 2024, there were no dilutive shares.

Foreign Currency Translation

The functional currency for HCYC Cayman and HCYC Agent is the U.S Dollar (“US$”). HCYC Cayman and HCYC Agent currently only serve as the holding companies and did not have active operations as of March 31, 2025. The Company operates its business through HCYC HK as of March 31, 2025 and 2024, which uses Hong Kong dollar(“HKD”) as its functional currency. The Company’s consolidated financial statements have been translated into and reported in US$.

Assets and liabilities accounts are translated using the exchange rate at each reporting period’s end date. Equity accounts are translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the results of operations.

The following table outlines the currency exchange rates that were used in creating the consolidated financial statements:

	March 31, 2025	March 31, 2024
Period-end spot rate	US$1=HKD7.7799	US$1=HKD7.8259
Average rate	US$1=HKD7.7930	US$1=HKD7.8246

Comprehensive income

Comprehensive income consists of two components, net income and other comprehensive income (loss). The foreign currency translation gain or loss resulting from translation of the financial statements expressed in HKD to US$ is reported in other comprehensive income (loss) in the consolidated statements of comprehensive loss.

Statement of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from the Company’s operations are formulated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

F-52

Employee Defined Contribution Plan

Full time employees of the Company’s subsidiary in Hong Kong participate in Mandatory Provident Fund Scheme, which is an employee defined contribution plan mandated by the government. Employee defined benefits included as expenses in the accompanying statements of operation and comprehensive income (loss) amounted to $18,390 and $15,919 for the years ended March 31, 2025 and 2024, respectively.

Lease

On April 1, 2020, the Company adopted Accounting Standards Update (“ASU”) 2016-02. Under this guidance, the Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liability, and operating lease liability, noncurrent in the Company’s consolidated balance sheets. ROU assets represent the Company’s right to use an underlying asset for the lease term, and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. When determining the lease term, the Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option, if any. As the Company’s leases do not provide an implicit rate, the Company used an incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company has elected to adopt the following lease policies in conjunction with the adoption of ASU 2016-02: (i) for leases that have lease terms of 12 months or less and does not include a purchase option that is reasonably certain to exercise, the Company elected not to apply ASC 842 recognition requirements; and (ii) the Company elected to apply the package of practical expedients for existing arrangements entered into prior to April 1, 2020 to not reassess (a) whether an arrangement is or contains a lease, (b) the lease classification applied to existing leases, and(c) initial direct costs.

Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amended guidance requires incremental reportable segment disclosures, primarily about significant segment expenses. The amendments also require entities with a single reportable segment to provide all disclosures required by these amendments, and all existing segment disclosures. The amendments will be applied retrospectively to all prior periods presented in the financial statements and is effective for fiscal years beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently in the process of evaluating the impact this amended guidance may have on the footnotes to its consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amended guidance enhances income tax disclosures primarily related to the effective tax rate reconciliation and income taxes paid information. This guidance requires disclosure of specific categories in the effective tax rate reconciliation and further information on reconciling items meeting a quantitative threshold. In addition, the amended guidance requires disaggregating income taxes paid (net of refunds received) by federal, state, and foreign taxes. It also requires disaggregating individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received). The amended guidance is effective for fiscal years beginning after December 15, 2024. The guidance can be applied either prospectively or retrospectively. The Company is currently in the process of evaluating the impact this amended guidance may have on the footnotes to our consolidated financial statements.

Other accounting standards that have been issued by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent standards that are not anticipated to have an impact on or are unrelated to its consolidated financial condition, results of operations, cash flows or disclosures.

NOTE 3 - LIQUIDITY

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, as reflected in the Company’s consolidated financial statements, the Company has an accumulated loss of $1,656,956 and a working capital deficit of $825,582 as of March 31, 2025. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Based on the current operating plan, management has concluded that its current operating plan will provide sufficient liquidity for the Company to meet its requirements for at least 12 months from the date of the consolidated financial statements are issued. In order to fully implement its long-term business plan and sustain continued growth, the Company may also seek equity financing from outside investors. At the present time, however, the Company does not have commitments of funds from any potential investors. No assurance can be given that additional financing, if required, would be available on favorable terms or at all. The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded assets or the amounts and classification of liabilities or other adjustments that might be necessary should the Company be unable to continue as a going concern.

F-53

NOTE 4 - PREPAYMENTS AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	March 31, 2025	March 31, 2024
Prepaid expenses (1)	$33,669	$50,517
Other current asset	5,929	1,852
Total	$39,598	$52,369

(1)	Prepaid expenses represent the prepayments for insurance fees, IT supports, and other services that amortize within 12 months.

NOTE 5 - RELATED PARTY TRANSACTIONS

(a) Nature of relationships with related parties

Name	Relationship with the Company
Ms. Xiameng Ding	The Company’s controlling shareholder and chairman of the Company’s Board of Directors
Mr. Kwok Wai Man	Chief Executive Officer of HCYC HK
Mihoshi Technology Group (Hong Kong) Company Limited	Controlled by Ms. Xiameng Ding
Summit Planned Limited	Mr. Kwok Wai Man worked as a director until April 29, 2022

(b) Related parties’ transaction balances

Name	March 31, 2025	March 31, 2024
Non-interest-bearing borrowings (1)
Ms. Xiameng Ding	$929,224	$582,471
Mr. Kwok Wai Man	4,260	5,037
	$933,484	$587,508
Payable to related party related to referral service
Mr. Kwok Wai Man	$163	1,400

Total due to related parties	$933,647	$588,908

(1)	As of March 31, 2025 and 2024, the balances of due to related parties were comprised of the Company’s borrowings from related parties and was used for working capital during the Company’s normal course of business. Such advance was non-interest bearing and due on demand.

F-54

(c) Related party transactions

	For the years ended March 31,
	2025	2024
Purchase of referral service (1)
Mr. Kwok Wai Man	25,755	37,279
Total	$25,755	$37,279

(1)	The Company has entered into agreements with two related parties, Summit Planned Ltd and Mr. Kwok Wai Man, pursuant to which two related parties are obligated to facilitate the Company’s brokerage business by referring potential insurance policyholders to the Company and are entitled with the commissions for the insurance policies bought by those policyholders when they become effective

NOTE 6 - TAXES

(a) Corporate Income Taxes (“CIT”)

Cayman Islands

Under the current tax laws of the Cayman Islands, HCYC Cayman is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

British Virgin Islands (“BVI”)

Under the current laws of the BVI, HCYC Agent is not subject to tax on income or capital gains. Additionally, upon payments of dividends by these BVI companies to its respective shareholders, no BVI withholding tax will be imposed.

Hong Kong

Under the current HK tax laws, before April 1, 2018, the income tax rate of Hong Kong was 16.5%. Effective from April 1, 2018, a two-tier corporate income tax system was officially implemented in Hong Kong, which is 8.25% for the first HK$2.0 million profits, and 16.5% for the subsequent profits. Under the HK tax laws, it is exempted from the Hong Kong income tax on its foreign-derived income. In addition, payments of dividends from Hong Kong subsidiaries to the Company are not subject to any Hong Kong withholding tax. For the years ended March 31, 2025 and 2024, the Company recorded no income tax expenses since it made net loss for the both of the fiscal years.

F-55

The following table presents the composition of income tax expenses for the years ended March 31, 2025 and 2024:

	For the Years Ended March 31,
	2025	2024

Current income tax expense	$-	$-
Deferred income tax expense	14,915	37,227
	$14,915	$37,227

The following table reconciles the Hong Kong statutory rates to the Company’s effective tax rate for the years ended March 31, 2025 and 2024:

	For the Years Ended March 31,
	2025	2024
Statutory HK income tax rate	8.25%	8.25%
Effect of rate differential	-6.09%	-%
Effect of tax relief	0.12%	-0.91%
Effect of non-deductible items	-0.16%	0.17%
Effect of change in valuation allowance	-4.03%	-6.74%
others	-%	66.39%
Effective tax rate	-1.92%	67.16%

Deferred tax assets are composed of the following:

	March 31, 2025	March 31, 2024

Deferred tax assets derived from net operating loss (“NOL”) carry forwards	$62,760	$46,048
Less: valuation allowance	(31,380)	-
Total deferred tax assets, net	$31,380	$46,048

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. Management considers new evidence, both positive and negative, that could affect the Company’s future realization of deferred tax assets including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes and other relevant factors.

NOTE 7 - OPERATING LEASE

The Company entered into a new office lease agreement on August 2, 2023 with an expiration date of August 2026. As of March 31, 2025, the Company has one active office lease.

For the years ended March 31, 2025 and 2024, the lease expenses were $130,067 and $107,683, respectively.

F-56

The table below presents the operating lease related assets and liabilities recorded on the balance sheets.

	March 31, 2025	March 31, 2024

Operating lease assets:
Operating lease right-of-use assets	$169,149	$286,475
Total operating lease assets	$169,149	$286,475

Operating lease obligations:
Current operating lease liabilities	$129,137	$122,265
Noncurrent operating lease liabilities	44,841	172,955
Total operating lease obligations	$173,978	$295,220

The weighted-average remaining lease term and the weighted-average discount rate of leases are as follows:

March 31, 2025
Weighted-average remaining lease term	1.3 years

Weighted-average discount rate	5.0%

The following table summarizes the maturity of operating lease liabilities as of March 31, 2025:

Years ending March 31,	US$
2026	$134,254
2027	45,124
Total lease payments	179,378
Less: imputed interest	(5,400)
Total lease liabilities	$173,978

NOTE 8 - SHAREHOLDERS’ EQUITY (DEFICIT)

Ordinary Shares

The authorized number of ordinary shares of the Company is 50,000 shares with par value of $1.00 each. On May 11, 2022, the Company issued total 1 ordinary share at a price of $1 per share to the founder - Ms. Ding. Subsequently, on October 10, 2023, the Company allotment 8,499 and 1,500 ordinary shares at a price of $1.00 per share to the founder and four minority shareholders, respectively (the “Oct-2023 Allotment”). The allotment was accounted for as a stock split. In accordance with SEC SAB Topic 4-C, A capital structure change, such as a stock split or reverse split occurs after the date of the latest reported balance sheet but before the release of the financial statements or the effective date of the registration statement, which is later, must be given retroactive effect in the balance sheet. Thus, the information of Oct-2023 Allotment has been retrospectively presented in consolidated balance sheets and consolidated statements of changes in stockholders’ equity to reflect such stock split for all periods presented.

F-57

NOTE 9 - CONCENTRATIONS

For the year ended March 31, 2025, two partnered insurance providers accounted for approximately 51.2% and 40.0% of the Company’s total revenue and one partnered insurance provider accounted for approximately 92.0% of the total accounts receivable balance as of March 31, 2025. For the year ended March 31, 2024, two partnered insurance providers accounted for approximately 69.9% and 21.8% of the Company’s total revenue and two partnered insurance providers accounted for approximately 63.8% and 35.7% of the total accounts receivable balance as of March 31, 2024.

For the year ended March 31, 2025, five vendors, i.e. insurance intermediaries, accounted for approximately 26.2%, 22.2%, 16.3%, 15.4% and 12.4% of the total purchases, and two vendors accounted for 72.0% and 18.0% of the total accounts payables as of March 31, 2025. For the year ended March 31, 2024, three venders accounted for approximately 38.6%, 37.6% and 15.3% of the total purchases, and three vendors accounted for 47.6%, 31.1% and 15.4% of the total accounts payables as of March 31, 2024.

All of the Company’s cash is maintained with licensed banks within Hong Kong and Cayman Islands. Balances at licensed banks within Hong Kong are covered by the Deposit Protection Scheme up to HKD 500,000 (approximately $64,268 as of March 31, 2025) per depositor. Any balance over HKD 500,000 per depositor in Hong Kong will not be covered. As of March 31, 2025, cash balances held in banks in Hong Kong were HKD3,997,878 (approximately $513,873), of which, HKD3,497,878 (approximately $449,604) was not covered by the Deposit Protection Scheme. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

Currently, the Company’s operations are carried out in Hong Kong. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in Hong Kong, and by the general state of China’s economy. The Company’s operations in Hong Kong are subject to specific considerations and significant risks not typically associated with companies in North America. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the years ended March 31, 2025 and 2024, the Company did not have any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

NOTE 11 - SUBSEQUENT EVENTS

The Company evaluated the subsequent event through the date of this report, and concluded that there are no material subsequent events that need to be disclosed.

F-58

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of

HCYC Holding Company

Cayman Islands

Opinion on the Financial Statements

We have audited the accompanying balance sheets of HCYC Holding Company (the “Company”) as of March 31, 2025 and 2024, and the related statements of operations, changes in stockholders’ equity, and cash flows for the period from December 18, 2023 (date of incorporation) to March 31, 2025, and the related notes to the financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2025 and 2024, and the results of its operations and its cash flows for the period from December 18, 2023 (date of incorporation) to March 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ Simon & Edward, LLP

We have served as the Company’s auditor since 2025.

PCAOB ID: 2485

Los Angeles, California

August 18, 2025

F-59

HCYC HOLDING COMPANY

CONSOLIDATED BALANCE SHEETS

(In U.S. dollars)

	As of March 31,	As of March 31,
	2025	2024

ASSETS
Total assets	-	-

LIABILITIES AND SHAREHOLDERS’ EQUITY

Total liabilities	-	-

Shareholders’ equity
Ordinary shares*(par value of $1 per share; 50,000 shares authorized as of March 31, 2025 and 2024, respectively; 1 shares issued and outstanding as of March 31, 2025 and 2024)	1	1
Subscription receivable	(1)	(1)
Total shareholders’ equity	-	-

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	-	-

The accompanying notes are an integral part of these consolidated financial statements.

F-60

HCYC HOLDING COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE IMCOME (LOSS) FOR THE PERIOD FROM DECEMBER 18,2023 (INCEPTION) THROUGH MARCH 31, 2025

(In U.S. dollars)

	For the year ended March 31, 2025	The period from December 18,2023 (Inception) through March 31,2024

Income (loss) before income tax expense	-	-
Income tax expenses	-	-
Income from continuing operations	-	-

Net income (loss)	-	-

Other comprehensive income
Change in cumulative foreign currency translation income	-	-
Comprehensive income attributable to shareholders	-	-

Net income per ordinary share:
Basic and diluted	1	1

Weighted average shares outstanding
Basic and diluted	-	-

The accompanying notes are an integral part of these consolidated financial statements.

F-61

HCYC HOLDING COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE PERIOD FROM DECEMBER 18,2023 (INCEPTION) THROUGH MARCH 31, 2025

(In U.S. dollars)

	Paid-in capital		Subscription	Additional paid-in	Appropriated retained	Accumulated Other Comprehensive	Total shareholders’
	Shares*	Amount	receivable	capital	earnings	Income (Loss)	equity
Balance as of December 18, 2023 (Inception)	1	1	(1)	-	-	-	-
Issue of ordinary shares	-	-	-	-	-	-	-
Balance as of March 31, 2024	1	1	(1)	-	-	-	-

Balance as of March 31, 2024	1	1	(1)	-	-	-	-
Issue of ordinary shares	-	-	-	-	-	-	-
Balance as of March 31, 2025	1	1	(1)	-	-	-	-

The accompanying notes are an integral part of these consolidated financial statements.

F-62

HCYC HOLDING COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOW

FOR THE PERIOD FROM DECEMBER 18,2023 (INCEPTION) THROUGH MARCH 31, 2025

(In U.S. dollars)

	For the year ended March 31, 2025	The period from December 18,2023 (Inception) through March 31,2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) from operations	-	-
Total cash provided by (used in) operating activities

CASH FLOWS FROM INVESTING ACTIVITIES
Total cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	-	-

Effect of exchange rate changes	-	-

Net change in cash and cash equivalents	-	-

Cash and cash equivalents beginning of the year	-	-
Cash and cash equivalents end of the year	-	-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income tax paid	-	-
Interest paid	-	-

The accompanying notes are an integral part of these consolidated financial statements.

F-63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND BUSINESS DESCRIPTION

HCYC Holding Company (“HCYC Holding” or “the Company”) is a holding company incorporated in Cayman Island on December 18, 2023 under the laws of the Cayman Islands, which has no substantial operations and was incorporated for sole the sole purpose of a business combination. As of March 31, 2025, the Company wholly owned 3 entities:(1) ATMC Merger Sub 1 Limited, a Cayman Islands exempted company(“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company (“Merger Sub 2”), and HCYC Merger Sub Limited, a Cayman Islands exempted company, which were founded to effectuating the business combination and do not operate any businesses as well.

On January 5, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Merger Sub 1, Merger Sub 2, and Merger Sub 3, AlphaTime Acquisition Corp, a listed company on Nasdaq (“AlphaTime”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC Group”). Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction by which (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger; (ii) AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC Group will merge with and into Merger Sub 3, with HCYC Group surviving such merger.

Upon consummation of the Business Combination, each of Merger Sub 2 and HCYC Group shall become a wholly owned subsidiary of the Company, and the Company shall become a new public company owned by the prior AlphaTime Shareholders, the prior holders of HCYC Shares, and other investors of the Company (if any). The Company plans to apply for listing, to be effective at the time of the Closing of the Business Combination, of the ordinary shares of the Company on the Nasdaq Stock Market.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Accordingly, the actual results could differ significantly from those estimates.

F-64

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the consolidated financial statements recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2025 and 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s consolidated financial statements.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

NOTE 3 - SHAREHOLDERS’ EQUITY

Ordinary Shares

The authorized number of ordinary shares of the Company is 50,000 shares with par value of $1.00 each. On December 18, 2023, the Company issued a total of 1 ordinary share at a price of $1 per share to Ogier Global Subscriber (Cayman) Limited. On December 23, 2023, Ogier Global Subscriber (Cayman) Limited transferred the 1 share to Doreen International Limited.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company has no material commitments or contingencies that require disclosure under GAAP or the rules and regulations of the SEC as of March 31, 2025.

NOTE 5 - SUBSEQUENT EVENTS

The Company evaluated the subsequent event through the date of this report and concluded that there is no material reportable subsequent event that needs to be disclosed.

F-65

Annex A

PRIVATE AND CONFIDENTIAL

AGREEMENT AND PLAN OF MERGER

dated

January 5, 2024

by and among

HCYC Holding Company,

Alphatime Acquisition Corp,

HCYC Group Company Limited,

ATMC Merger Sub 1 Limited,

ATMC Merger Sub 2 Limited,

and

HCYC Merger Sub Limited

A-1

i

5.4	Non-Contravention	25
5.5	Capital Structure	26
5.6	Charter Documents	26
5.7	Corporate Records	26
5.8	Subsidiaries	26
5.9	Consents	27
5.10	Financial Statements	27
5.11	Internal Accounting Controls	28
5.12	Absence of Certain Changes	28
5.13	Properties; Title to the Company Group’s Assets	28
5.14	Litigation	29
5.15	Contracts	29
5.16	Licenses and Permits	32
5.17	Compliance with Laws	32
5.18	Intellectual Property	33
5.19	Accounts Receivable and Payable; Loans	36
5.20	Pre-payments	36
5.21	Employees	36
5.22	Employment Matters	36
5.23	Withholding	37
5.24	Real Property	37
5.25	Tax Matters	38
5.26	Environmental Laws	39
5.27	Powers of Attorney and Suretyships	40
5.28	Directors and Officers	40
5.29	Other Information	40
5.30	Certain Business Practices	40
5.31	Sanctions; Anti-Money Laundering	41
5.32	Not an Investment Company	41
5.33	Insurance	41
5.34	Finders’ Fees.	41
5.35	Information Supplied	41

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SPAC		43

6.1	Corporate Existence and Power	43
6.2	Authorization	43
6.3	Governmental Authorization	44
6.4	Non-Contravention	44
6.5	Finders’ Fees	44
6.6	Capitalization	44
6.7	Trust Fund	45
6.8	Listing	45
6.10	Board Approval	45
6.11	SPAC SEC Documents and Financial Statements	46
6.12	Litigation	46
6.13	Compliance with Laws	47
6.14	Tax Matters	47

ii

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF ACQUISITION ENTITIES		50

7.1	Corporate Existence and Power	50
7.2	Authorization	50
7.3	Governmental Authorization	50
7.4	Non-Contravention	51
7.5	Finders’ Fees	51
7.6	Issuance of Shares	51
7.7	Capitalization	51
7.8	Board Approval	51
7.9	Litigation	52
7.10	Compliance with Laws	52
7.11	Not an Investment Company	52
7.12	Business Activities	52
7.13	U.S	52
7.14	Intended Tax Treatment	53
7.15	Foreign Private Issuer	53
7.16	EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES	53

ARTICLE VIII COVENANTS OF THE RELEVANT PARTIES PENDING CLOSING		54

8.1	Conduct of the Business	54
8.2	Access to Information	57
8.3	Notices of Certain Events	57
8.4	SEC Filings	58
8.5	The Registration Statement	58
8.6	Trust Account	60
8.7	Directors’ and Officers’ Indemnification and Insurance	60
8.8	Board of Directors of PubCo	61
8.9	Reporting and Compliance with Laws	61
8.10	Fairness Opinion	61
8.11	Transaction Financing	62
8.12	Organizational Documents	62

ARTICLE IX COVENANTS OF THE COMPANY		62

9.1	Annual and Interim Financial Statements	62
9.2	Company Shareholder Approval	62
9.3	Acquisition Entities Shareholder Approval	62

ARTICLE X COVENANTS OF ALL PARTIES HERETO		63

10.1	Reasonable Best Efforts; Further Assurances	63
10.2	Tax Matters	63
10.3	Settlement of the SPAC’s Liabilities	64
10.4	Confidentiality	64

iii

ARTICLE XI CONDITIONS TO CLOSING		65

11.1	Condition to the Obligations of the Parties	65
11.2	Additional Conditions to Obligations of SPAC	65
11.3	Additional Conditions to Obligations of the Company	66
11.4	Frustration of Conditions	67

ARTICLE XII DISPUTE RESOLUTION		67

12.1	Jurisdiction	67
12.2	Waiver of Jury Trial; No Exemplary Damages	67

ARTICLE XIII TERMINATION		68

13.1	Termination	68
13.2	Effect of Termination	69

ARTICLE XIV INDEMNIFICATION; SURVIVAL		69

14.2	Indemnity Escrow Agreement.	69
14.3	Indemnification Procedures.	69
14.4	Escrow of Indemnity Escrow Shares by the Principal Shareholder.	71
14.5	Payment of Indemnification.	72
14.6	Survival.	72
14.7	Limitations on Indemnification.	72
14.8	Sole and Exclusive Remedy.	73

ARTICLE XV MISCELLANEOUS		73

15.1	Notices	73
15.2	Amendments; No Waivers; Remedies	74
15.3	Arm’s Length Bargaining; No Presumption Against Drafter	74
15.4	Publicity	74
15.5	Expenses	75
15.6	No Assignment or Delegation	75
15.7	Governing Law	75
15.8	Counterparts	75
15.9	Entire Agreement	75
15.10	Severability	75
15.11	Construction of Certain Terms and References; Captions	76
15.12	Further Assurances	76
15.13	Third Party Beneficiaries	77
15.14	Waiver of Claims Against Trust	77
15.15	Enforcement	78
15.16	Non-Recourse	78

iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 5, 2024, by and among (i) AlphaTime Acquisition Corp, a Cayman Islands exempted company (“SPAC”), (ii) HCYC Group Company Limited, a Cayman Islands exempted company (the “Company”), (iii) HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), (iv) ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), (v) ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), and (vi) HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”).

W I T N E S S E T H :

A. SPAC is a blank check company and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

B. PubCo is a newly formed Cayman Islands company, formed for the purpose of making acquisitions and investments, with the objective of acting as the publicly traded holding company for its investee entities.

C. Merger Sub 1 is a newly formed Cayman Islands company, wholly owned by PubCo and formed for the purpose of effectuating the First SPAC Merger (as defined below).

D. Merger Sub 2 is a newly formed Cayman Islands company, wholly owned by PubCo and formed for the purpose of effectuating the Second SPAC Merger (as defined below).

E. Merger Sub 3 is a newly formed Cayman Islands company, wholly owned by PubCo and formed for the purpose of effectuating the Acquisition Merger (as defined below).

F. The parties hereto desire and intend to effect a business combination whereby (a) SPAC will merge with and into Merger Sub 1, with SPAC being the surviving entity (the “First SPAC Merger”), (b) immediately following the First SPAC Merger, SPAC will merge with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (c) following the Initial Mergers, Merger Sub 3 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Mergers, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo, each Merger to occur upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Companies Act (As Revised) of the Cayman Islands (the “Cayman Companies Act”).

G. Simultaneously with the execution and delivery of this Agreement, the Principal Shareholder has entered into a Support Agreement with SPAC and the Company (the “Company Shareholder Support Agreement”).

1

H. Simultaneously with the execution and delivery of this Agreement, Sponsor has entered into a Support Agreement with SPAC and the Company (the “Sponsor Support Agreement”).

I. In connection with the consummation of the Merger, certain equityholders of SPAC and certain shareholders of the Company will, on or prior to the Closing, enter into a registration rights agreement to, among other matters, have such rights apply to the PubCo securities, and provide those shareholders of PubCo with registration rights, the form of which is attached as Exhibit A hereto (the “Registration Rights Agreement”).

J. The boards of directors of SPAC, each Acquisition Entity and the Company have each (a) determined that the Mergers and the other transactions contemplated by this Agreement and the Additional Agreements (the “Transactions”) are fair, advisable and in the best interests of their respective companies and shareholders, and (b) approved this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein.

K. PubCo, as the sole shareholder of the other Acquisition Entities, has approved this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties accordingly agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions

The following terms, as used herein, have the following meanings:

“Acquisition Entity” means each of PubCo, Merger Sub 1, Merger Sub 2 and Merger Sub 3.

“Action” means any charge, claim, demand, notice of noncompliance or violation, action, complaint, petition, investigation, audit, appeal, suit, litigation, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at Law or in equity, or otherwise under any applicable Law.

“Additional Agreements” mean the Company Shareholder Support Agreement, the Sponsor Support Agreement, the Registration Rights Agreement, the Lock-Up Agreements, the NNN Agreements, the Employment Agreements, the Earnout Escrow Agreement, the Indemnity Escrow Agreement and the other agreements, certificates and instruments to be executed or delivered by any of the parties hereto in connection with or pursuant to this Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with such specified Person.

2

“Anti-Corruption Laws” means any Laws relating to anti-bribery or anticorruption (governmental or commercial), which apply to the business and dealings of the Company Group, including Laws that prohibit the corrupt payment, offer, promise or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, government employee or commercial entity to obtain or retain business or a business advantage such as, without limitation, the U.S. Foreign Corrupt Practices Act of 1977 and the United Kingdom Bribery Act 2010, each as amended from time to time, and all applicable Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.

“Audited Financial Statements” means the audited consolidated financial statements of the Company Group (including, in each case, any related notes thereto), consisting of the audited consolidated balance sheets of the Company Group as of March 31, 2022 and March 31, 2023 and the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the year then ended.

“Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department, division, commission or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute resolving panel or body.

“Books and Records” means the financial books and records (whether written, electronic, or otherwise embodied) in which a Person’s assets, the business or its transactions are otherwise reflected, other than registers of members, stock books and minute books.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, the PRC, Hong Kong or the Cayman Islands are authorized or required by applicable Law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Disclosure Schedule” means the disclosure schedule delivered by the Company to SPAC and the Acquisition Entities concurrently with the signing of this Agreement.

“Company Fundamental Representations” means the representations and warranties contained in Sections 5.1 (Corporate Existence and Power), 5.2 (Authorization), 5.3 (Governmental Authorization), 5.5 (Capital Structure), 5.8 (Subsidiaries), and 5.34 (Finders’ Fees).

“Company Group” means the Company and its Subsidiaries, collectively.

“Company Shareholder” means any shareholder of the Company.

“Company Shares” means ordinary shares of the Company, par value US$1.00 per share.

“Company Total Shares” means, as of immediately prior to the Acquisition Merger Effective Time, the sum of the number of issued and outstanding Company Shares (on a fully-diluted and as-converted basis).

3

“Contracts” means all binding contracts, agreements, arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other binding contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or otherwise; and the terms “Controlled” and “Controlling” shall have the meaning correlative to the foregoing.

“Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the underwriters of the IPO are entitled to receive upon the Acquisition Closing in accordance with the Underwriting Agreement, which amount is held in escrow pursuant to the Investment Management Trust Agreement.

“Deferred Underwriting Commission” has the meaning set forth in the Underwriting Agreement.

“DTC” means the Depository Trust Company.

“Employment Agreements” means each of the employment agreements between PubCo and the Key Personnel dated as of the Closing in form and substance reasonably satisfactory to PubCo.

“Environmental Laws” shall mean all applicable Laws relating to pollution, human health and safety or protection of the environment (including natural resources), or prohibition, regulation or control of any Hazardous Material or any Hazardous Material Activity, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” means the quotient obtained by dividing (i) the Per Share Equity Value by (ii) ten dollars ($10.00).

“Government Official” means (a) any official, officer, employee or representative of, or other individual acting for or on behalf of, any Authority or agency or instrumentality thereof (including any state-owned or controlled enterprise), or any public international organization (as defined in the U.S. Foreign Corrupt Practices Act), (b) any political party or party official or candidate for political office or (c) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (a) or (b) of this definition.

“Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated or regulated as radioactive, toxic, hazardous, or as a pollutant or a contaminant (or words of similar intent or meaning) by any Authority or under applicable Laws.

4

“Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

“IPO” means the initial public offering of SPAC pursuant to a prospectus, dated as of December 30, 2022, and filed with the SEC on January 3, 2023.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than those incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP (as applicable to such Person), (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against and not settled, (f) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (g) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person, and (h) all obligations described in clauses (a) through (g) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Indemnified Party” means, collectively, the shareholders of SPAC as of immediately prior to the Closing, as represented by the Sponsor.

“Intellectual Property Right” means any trademark, service mark, registration thereof or application for registration therefor, trade name, license, domain names, invention, patent, patent application, trade secret, trade dress, know-how, copyright, copyrightable materials, copyright registration, application for copyright registration, software programs, data bases, u.r.l.s., trade secrets, know-how, invention rights, rights of privacy and publicity, and any other type of proprietary intellectual property right, and all embodiments and fixations thereof and related documentation, registrations and franchises and all renewals, extensions, additions, improvements and accessions thereto and all allied, ancillary and subsidiary rights relating thereto; and with respect to each of the forgoing items in this definition, which is owned, licensed, filed, used by or proprietary to the Company Group, or used or held for use in the business operated by the Company Group, whether registered or unregistered, or domestic or foreign, and whether computer generated or otherwise.

“Interim Financial Statements” means the unaudited consolidated financial statements of the Company Group consisting of the consolidated balance sheets of the Company Group as of September 30, 2023 and the related consolidated income statements for the six (6) months then ended.

“Investment Management Trust Agreement” means the investment management trust agreement, dated as of December 30, 2022, by and between SPAC and the Trustee.

“Law” means any domestic, international or foreign, federal, state, municipality or local law, statute, ordinance, code, principle of common law, act, treaty or order of any Authority, including rule or regulation promulgated thereunder.

5

“Lease” means any and all leases, subleases, licenses, concessions, sale/leaseback arrangements or similar arrangements and other occupancy agreements pursuant to which the Company Group holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company Group thereunder.

“Leased Real Property” means the real property leased, subleased, licensed or otherwise occupied by the Company Group as tenant, sublessee, licensee or occupier, together with, to the extent leased by the Company Group, all buildings and other structures, facilities, improvements or fixtures currently or hereafter located thereon.

“Liabilities” means any and all liabilities, Indebtedness, claims, or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards), including Tax Liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (on voting, sale, transfer or disposition), any subordination arrangement in favor of another Person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Lock-up Agreements” means the Lock-Up Agreements substantially in the form attached hereto as Exhibit B, dated as of the Closing Date and entered into by the Company Shareholders party thereto.

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect after the date of this Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations or financial condition of such Person and its Subsidiaries, taken as a whole or (b) the ability of such Person and its Affiliates to consummate the transactions contemplated by this Agreement; provided, however, that any fact, event, occurrence, change or effect directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other facts, events, occurrences, changes or effects) shall not be taken into account when determining whether a Material Adverse Effect pursuant to clause (a) above has occurred: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by any acts of God, terrorism, war (whether or not declared) or natural disaster or any worsening thereof; (v) any epidemic, pandemic, plague or other outbreak of illness or disease or public health event (including COVID-19) or any COVID-19 Measures or any changes or prospective changes in such COVID-19 Measures or changes or prospective changes in the interpretation, implementation or enforcement thereof; (vi) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided, that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); (vii) with respect to PubCo, the consummation and effects of redemptions in respect of SPAC Shareholders; (viii) the announcement or the existence of, compliance with or performance under, this Agreement or the transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with employees, labor unions, works councils or other labor organizations, customers, suppliers or partners; (ix) any actions taken at the written request (including e-mail or other forms of electronic communications) or with the written consent of SPAC (including e-mail or other forms of electronic communications); (x) any changes or prospective changes after the date of this Agreement in applicable Law (or interpretations, implementation or enforcement thereof), excluding GAAP or any other accounting principles (or authoritative interpretations thereof); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i), (ii), (iii), (iv), and (v) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries and geographic location in which such Person or any of its Subsidiaries primarily conducts and operates its businesses. Notwithstanding the foregoing, with respect to SPAC, the amount of redemptions in respect of SPAC Shareholders or failure to obtain the Required SPAC Shareholder Approval shall not be deemed to be a Material Adverse Effect on or with respect to PubCo.

“Nasdaq” means Nasdaq Global Market or Nasdaq Capital Market.

“NNN Agreements” means each of the non-disclosure, non-competition and non-solicitation agreements between PubCo and the Key Personnel dated as of the Closing in form and substance reasonably satisfactory to PubCo.

6

“Order” means any decree, order, judgment, writ, award, injunction, rule, determination or consent of or by an Authority.

“Organizational Documents” means, with respect to any Person, its certificate of incorporation and bylaws, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Owned Real Property” means all land, buildings, structures and improvements owned by any member of the Company Group.

“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).

“PCAOB Audited Financial Statements” means the audited consolidated financial statements of the Company Group (including, in each case, any related notes thereto), consisting of the audited consolidated balance sheets of the Company Group for the fiscal year ended March 31, 2024 and the six (6) month period ended September 30, 2023 and, in each case, including the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the period then ended, each audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor.

“Per Share Equity Value” means the quotient obtained by dividing (i) US$75,000,000 by (ii) the Company Total Shares.

“Per Share Merger Consideration” means, with respect to any Company Share that is issued and outstanding immediately prior to the Acquisition Merger Effective Time, a number of PubCo Ordinary Shares equal to the Exchange Ratio.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business, (b) Liens for Taxes or assessments and similar governmental charges or levies that either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with any member of the Company Group’s use or occupancy of such real property for the operation of their business, (d) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (e) licenses of Intellectual Property Rights in the ordinary course of business, or (f) Liens arising under this Agreement or any Additional Agreement, in each case other than such encumbrances or restrictions that are the direct and intended result of the affirmative vote or action occurring after the date of this Agreement by a member of the Company Group.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“PRC” means the People’s Republic of China, which, for all purposes of this Agreement, shall not include Hong Kong Special Administrative Region, Macau Special Administrative Region, and Taiwan.

“Pre-Closing Period” means any period that ends on or before the Closing Date or with respect to a period that includes but does not end on the Closing Date, the portion of such period through but excluding the Closing Date.

7

“Principal Shareholder” means HCYC Wealth Management Company Limited, a business company limited by shares in the British Virgin Islands.

“PubCo Ordinary Shares” means the ordinary shares of PubCo, par value US$10.00 per share.

“Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

“Registration Statement” means the Registration Statement on Form S-4 or Form F-4, or other appropriate form determined by the parties hereto, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by PubCo under the Securities Act with respect to PubCo Ordinary Shares to be issued in connection with the transactions contemplated by this Agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“SPAC Ordinary Shares” means the ordinary shares, par value $0.0001 per share, of SPAC.

“SPAC Rights” means the issued and outstanding rights of SPAC, each such right convertible into one-tenth (1/10) of a SPAC Ordinary Share at the closing of a business combination.

“SPAC Shareholder” means any shareholder of SPAC.

“SPAC Transaction Expenses” means all documented unpaid fees and expenses of SPAC, any of the Acquisition Entities or the Sponsor for outside counsel or for any other agents, advisors, consultants, experts and financial advisors employed by or on behalf of SPAC, any of the Acquisition Entities or the Sponsor in connection with the IPO (including, without limitation, the Deferred Underwriter Commission, any SPAC deadline extension loans and working capital loans), the transactions contemplated hereby, other proposed business combinations with other third parties, or any transaction financing.

“SPAC Unit” means a unit of SPAC comprised of one SPAC Ordinary Share, one SPAC Warrant and one SPAC Right.

“SPAC Warrant” means a redeemable warrant entitling the holder to purchase SPAC Ordinary Shares on the terms and subject to the conditions set forth therein.

“Sponsor” means Alphamade Holding LP, a Delaware limited partnership.

8

“Subsidiary” means, with respect to any specified Person, any other Person (a) of which such specified Person or any other Subsidiary of such specified Person is a general or managing partner, (b) of which at least a majority of the securities (or other interests having by their terms ordinary voting power to elect a majority of the board of directors or other performing similar functions with respect to such corporation or other organization) is, directly or indirectly, owned or controlled by such specified Person or by any one or more of its Subsidiaries, (c) of which at least a majority of the economic interests is, directly or indirectly, owned or controlled by such specified Person or by any one or more of its Subsidiaries, including interests held through a variable-interest-entity structure or other similar contractual arrangements, or (d) whose assets and financial results are consolidated with the net earnings of such specified Person and are recorded on the books of such specified Person for financial reporting purposes in accordance with U.S. GAAP.

“Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, trucks, forklifts and other vehicles owned or leased by the Company and other tangible property.

“Tax” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax, including any liability therefor as a transferee or successor, as a result of Treasury Regulations Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

“Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

“Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

“Trustee” means American Stock Transfer & Trust Company, LLC.

“Underwriting Agreement” means the underwriting agreement dated December 30, 2022 between SPAC and Chardan Capital Markets, LLC.

“U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

“$” or “US$” means U.S. dollars, the legal currency of the United States.

9

1.2 Table of Defined Terms

The following terms have the meanings set forth in the Sections set forth below:

Defined Term	Section

Acquisition Merger	Preamble
Acquisition Merger Effective Time	3.2
Agreement	Preamble
Alternative Transaction	8.1(d)
Amended PubCo Charter	8.5(ii)
Anti-Money Laundering Laws	5.32
Balance Sheet Date	5.10(a)
Bankruptcy and Equity Exception	5.2
Cayman Companies Act	Preamble
Acquisition Closing	2.2
Closings	3.2
Closing Date	3.2
Company	Preamble
Company Balance Sheet	5.10(a)
Company Closing Statement	4.4(a)
Company Dissenting Shareholders	4.3(e)
Company Dissenting Shares	4.3(e)
Company Material Contract	5.15(a)
Company Shareholder Approval	5.2
Computer Systems	5.18(g)
D&O Indemnified Persons	8.7(a)
D&O Tail Insurance	8.7(b)
Earnout Escrow Account	4.6(a)
Earnout Escrow Agreement	4.6(a)
Earnout Shares	4.6(a)
Escrowed Earnout Shares	4.6(a)
Financial Statements	5.10(a)
First SPAC Merger	Preamble
Indemnification Notice	14.3(a)
Indemnifying Party	14.1
Indemnity Escrow Account	14.2
Indemnity Escrow Agent	14.2
Indemnity Escrow Agreement Indemnity Escrow Shares	14.2 14.2
Initial Mergers	Preamble
Intended Tax Treatment	3.7
Interim Period	Article VIII
Key Personnel	5.22(a)
Labor Agreements	5.23(a)
Merger Sub 1	Preamble

10

Merger Sub 1 Share	7.7(a)
Merger Sub 2	Preamble
Merger Sub 2 Share	7.7(a)
Merger Sub 3	Preamble
Merger Sub 3 Share	7.7(a)
Merger Sub Ordinary Shares	6.6(b)
Outside Closing Date	13.1(b)
Permits	5.16
Personal Information	5.17(b)
PIPE Investments	8.11
PIPE Investment Procured by Company	8.11
PIPE Investment Procured by SPAC
Plan of Acquisition Merger	3.2
Pro Rata Portion	4.6(a)
Prospectus	14.15
Proxy Statement	8.5(i)
PubCo Share	7.7(a)
Required SPAC Shareholder Approval	11.1(e)
Sanctions	5.32
Second SPAC Merger	Preamble
SPAC	Preamble
SPAC Dissenting Shareholders	4.1(e)
SPAC Dissenting Shares	4.1(e)
SPAC Financials	6.11(c)
SPAC SEC Documents	Article VI
SPAC Shareholder Approval Matters	8.5(ii)
SPAC Special Meeting	8.5(i)
Surviving Company	3.1
Transfer Taxes	4.8
Trust Account	6.7

ARTICLE II

INITIAL MERGERS

2.1 Initial Mergers. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Cayman Companies Act, at the First SPAC Merger Effective Time, SPAC shall be merged with and into Merger Sub 1. Following the First SPAC Merger, the separate corporate existence of Merger Sub 1 shall cease and SPAC shall continue as the surviving company (the “Initial SPAC Surviving Sub”) in the First SPAC Merger under the Laws of the Cayman Islands. Immediately following the First SPAC Merger, Initial SPAC Surviving Sub shall be merged with and into Merger Sub 2. Following the Second SPAC Merger Effective Time, the separate corporate existence of Initial SPAC Surviving Sub shall cease and Merger Sub 2 shall continue as the surviving company (the “Subsequent SPAC Surviving Sub”) in the Second SPAC Merger under the Laws of the Cayman Islands as a wholly owned subsidiary of PubCo.

11

2.2 Initial Closings; Initial Mergers Effective Time. Unless this Agreement is earlier terminated in accordance with Article XIII, the closing of the First SPAC Merger (the “First Closing”) shall take place at the offices of Winston & Strawn LLP, 800 Capitol Street, Houston, Texas at 9:00 a.m. Houston time (10:00 a.m. Cayman Islands time) on a date no later than three (3) Business Days after the satisfaction or (if permissible) waiver of all the conditions set forth in Article XI (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the satisfaction or, if permissible, waiver of those conditions), or at such other place and time as the Company and SPAC may mutually agree upon in writing. The closing of the Second SPAC Merger (the “Second Closing”, and together with the First Closing, the “Initial Closings”) shall immediately follow the First Closing. The parties may participate in the Initial Closings via electronic means by the mutual exchange of electronic signatures (including portable document format (.PDF) and DocuSign). The date on which the Initial Closings occur is hereinafter referred to as the “Initial Closing Date”. Subject to the provisions of this Agreement, at the Initial Closings, (i) SPAC and Merger Sub 1 shall execute a plan of merger (the “First Plan of Merger”) in a form reasonably satisfactory to the Company and SPAC and the parties hereto shall cause the First SPAC Merger to be consummated by filing First Plan of Merger (and such other documents required by Cayman Companies Act) with the Registrar of Companies of the Cayman Islands in accordance with the relevant provisions of Cayman Companies Act (the time as agreed in writing by the Company and SPAC and specified in the First Plan of Merger, being the “First SPAC Merger Effective Time”) and (ii) after the filing of the First Plan of Merger, Initial SPAC Surviving Sub and Merger Sub 2 shall execute a plan of merger (the “Second Plan of Merger”) in a form reasonably satisfactory to the Company and SPAC and the parties hereto shall cause the Second SPAC Merger to be consummated by filing the Second Plan of Merger (and such other documents required by Cayman Companies Act) with the Registrar of Companies of the Cayman Islands in accordance with the relevant provisions of the Cayman Companies Act (the time as agreed in writing by the Company and Initial SPAC Surviving Sub and specified in the Second Plan of Merger, being the “Second SPAC Merger Effective Time”; it being understood that the Second SPAC Merger Effective Time and the First SPAC Merger Effective Time shall be on the same day).

2.3 Effect of the First SPAC Merger. At the First SPAC Merger Effective Time, the effect of the First SPAC Merger shall be as provided in this Agreement, the First Plan of Merger and the applicable provisions of the Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the First SPAC Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of SPAC and Merger Sub 1 shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Initial SPAC Surviving Sub, which shall include the assumption by Initial SPAC Surviving Sub of any and all agreements, covenants, duties and obligations of SPAC and Merger Sub 1 set forth in this Agreement to be performed after the First SPAC Merger Effective Time.

2.4 Memorandum and Articles of Association of Initial SPAC Surviving Sub. At the First SPAC Merger Effective Time, by virtue of the First SPAC Merger and without any action on the part of SPAC, Merger Sub 1 or any other Person, the memorandum and articles of association of Merger Sub 1, as in effect immediately prior to the First SPAC Merger Effective Time, shall become the memorandum and articles of association of the Initial SPAC Surviving Sub until thereafter amended as provided therein, herein and under the Cayman Companies Act, except that the name of the Initial SPAC Surviving Sub reflected therein shall be “AlphaTime Acquisition Corp”.

12

2.5 Directors and Officers of Initial SPAC Surviving Sub. At the First SPAC Merger Effective Time, the board of directors and officers of Merger Sub 1 and SPAC shall cease to hold office, and the board of directors and officers of Initial SPAC Surviving Sub shall be appointed as determined by the Company, each to hold office in accordance with the memorandum and articles of association of the Initial SPAC Surviving Sub then effective or until their respective successors are duly elected or appointed and qualified.

2.6 Effect of the Second SPAC Merger. At the Second SPAC Merger Effective Time, the effect of the Second SPAC Merger shall be as provided in this Agreement, the Second Plan of Merger and the applicable provisions of the Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the Second SPAC Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of Initial SPAC Surviving Sub and Merger Sub 2 shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Subsequent SPAC Surviving Sub, which shall include the assumption by Subsequent SPAC Surviving Sub of any and all agreements, covenants, duties and obligations of SPAC and Merger Sub 2 set forth in this Agreement to be performed after the Second SPAC Merger Effective Time.

2.7 Memorandum and Articles of Association of Subsequent SPAC Surviving Sub. At the Second SPAC Merger Effective Time, by virtue of the Second SPAC Merger and without any action on the part of Initial SPAC Surviving Sub, Merger Sub 2 or any other Person, the memorandum and articles of association of Initial SPAC Surviving Sub, as in effect immediately prior to the Second SPAC Merger Effective Time, shall become the memorandum and articles of association of Subsequent SPAC Surviving Sub until thereafter amended as provided therein and under the Cayman Companies Act, except that the name of the Subsequent SPAC Surviving Sub reflected therein shall be “AlphaTime Acquisition Corp”.

2.8 Directors and Officers of Subsequent SPAC Surviving Sub. At the Second SPAC Merger Effective Time, the board of directors and officers of Merger Sub 2 and Initial SPAC Surviving Sub shall cease to hold office, and the board of directors and officers of Subsequent SPAC Surviving Sub shall be appointed as determined by the Company, each to hold office in accordance with the memorandum and articles of association of Subsequent SPAC Surviving Sub in effect or until their respective successors are duly elected or appointed and qualified.

2.9 Taking of Necessary Action; Further Action.

(a) If, at any time after the First SPAC Merger, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Initial SPAC Surviving Sub, as the surviving company in the First SPAC Merger, with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of SPAC and Merger Sub 1, the officers and directors of SPAC and Merger Sub 1 are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

13

(b) If, at any time after the Second SPAC Merger, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Subsequent SPAC Surviving Sub, as the surviving company in the Second SPAC Merger, with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of Initial SPAC Surviving Sub and Merger Sub 2, the officers and directors of Initial SPAC Surviving Sub and Merger Sub 2 are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE III

ACQUISITION MERGER

3.1 Acquisition Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Cayman Companies Act, at the Acquisition Merger Effective Time, Merger Sub 3 shall be merged with and into the Company. Following the Acquisition Merger, the separate corporate existence of Merger Sub 3 shall cease and the Company shall continue as the surviving company in the Acquisition Merger (the “Surviving Company”) under the Cayman Companies Act and become a wholly owned subsidiary of PubCo.

3.2 Acquisition Closing; Acquisition Closing Effective Time. Unless this Agreement is earlier terminated in accordance with Article XIII, the closing of the Acquisition Merger (the “Acquisition Closing”, and together with the Initial Closings, the “Closings”) shall take place at the offices of Winston & Strawn LLP, 800 Capitol Street, Houston, Texas at 9:00 a.m. Houston time (10:00 a.m. Cayman Islands time) one Business Day after the Initial Closing Date (the “Closing Date”), or at such other place and time as the Company and SPAC may mutually agree upon in writing. The parties may participate in the Acquisition Closing via electronic means by the mutual exchange of electronic signatures (including portable document format (.PDF) and DocuSign). Subject to the provisions of this Agreement, at the Acquisition Closing, the Company and Merger Sub 3 shall execute a plan of merger (the “Plan of Acquisition Merger”) in a form reasonably satisfactory to the Company and SPAC and the parties hereto shall cause the Acquisition Merger to be consummated by filing the Plan of Acquisition Merger (and such other documents required by Cayman Companies Act) with the Registrar of Companies of the Cayman Islands in accordance with the relevant provisions of Cayman Companies Act (the time as agreed in writing by the Company and SPAC and specified in the Plan of Acquisition Merger, being the “Acquisition Merger Effective Time”; it being understood that the Acquisition Merger Effective Time shall be on a day that is one Business Day after the First SPAC Merger Effective Time and the Second SPAC Merger Effective Time).

3.3 Effect of the Acquisition Merger. At the Acquisition Merger Effective Time, the effect of the Acquisition Merger shall be as provided in this Agreement, the Plan of Acquisition Merger and the applicable provisions of Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the Acquisition Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of Merger Sub 3 and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Company, as the Surviving Company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of Merger Sub 3 and the Company set forth in this Agreement to be performed after the Acquisition Merger Effective Time.

14

3.4 Memorandum and Articles of Association of the Surviving Company. At the Acquisition Merger Effective Time, by virtue of the Acquisition Merger and without any action on the part of the Company, Merger Sub 3 or any other Person, the memorandum and articles of association of the Merger Sub 3, as in effect immediately prior to the Acquisition Merger Effective Time, shall become the memorandum and articles of association of the Surviving Company until thereafter amended as provided therein and under the Cayman Companies Act, except that the name of the Surviving Company reflected therein shall be “HCYC Group Company Limited”.

3.5 Directors and Officers of the Surviving Company. At the Acquisition Merger Effective Time, the directors of the Company as of immediately prior to the Acquisition Merger Effective Time shall be the directors of the Surviving Company, each to hold office in accordance with the memorandum and articles of association of the Surviving Company until the earlier of his or her resignation or removal or he or she otherwise ceases to be a director or until his or her respective successor is duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Acquisition Merger Effective Time shall be the officers of the Surviving Company, each to hold office in accordance with the memorandum and articles of association of the Surviving Company until the earlier of his or her resignation or removal or he or she otherwise ceases to be an officer or until his or her respective successor is duly elected and qualified, as the case may be.

3.6 Taking of Necessary Action; Further Action. If, at any time after the Acquisition Merger Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of Merger Sub 3 and the Company, the officers and directors of Merger Sub 3 and the Company are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

3.7 U.S. Tax Treatment of the Mergers. For U.S. federal income tax purposes, it is intended that (i) the Initial Mergers, taken together, shall qualify as a transaction treated as a reorganization pursuant to Section 368(a)(1)(F) of the Code, (ii) the Acquisition Merger will qualify as a reorganization pursuant to Section 368(a) of the Code and (iii) this Agreement shall constitute a “plan of reorganization” within the meaning of United States Treasury Regulations Section 1.368-2(g) with respect to each of the Initials Mergers and the Acquisition Merger (the “Intended Tax Treatment”). The parties to this Agreement hereby (i) adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations and (ii) agree to report and file all Tax and other informational returns on a basis consistent with the Intended Tax Treatment, and not otherwise take any U.S. federal income tax position inconsistent with this Section 3.7, in each case, to the extent permitted by applicable Law. No such party shall assert that such reporting is not permitted by Law, or otherwise take a position inconsistent with the Intended Tax Treatment, unless (i) such party first makes a determination in good faith based on advice of a law firm or accounting firm that such reporting is not permitted by Law and (ii) consults in good faith with the other parties and the Sponsor about such determination. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of any Merger as a nontaxable transaction for U.S. federal income Tax purposes or as to the effect, if any, that any transaction consummated on, after or prior to the Acquisition Merger Effective Time has or may have on the U.S. federal income Tax treatment of the Mergers. Each of the parties acknowledges and agrees that (i) it has had the opportunity to obtain independent legal and Tax advice with respect to the transactions contemplated by this Agreement, and (ii) none of the Company, SPAC, PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 or any other Person shall have any liability or obligation to any Person if any Merger is determined not to qualify for the Intended Tax Treatment or otherwise not to qualify as a nontaxable transaction to the SPAC’s or Company’s shareholders for U.S. federal income Tax purposes.

15

ARTICLE IV

CONSIDERATION

4.1 Effect of First SPAC Merger on SPAC Securities.

(a) Treatment of SPAC Units. Immediately prior to the First SPAC Merger Effective Time, without any action on the part of PubCo, SPAC, Merger Sub 1 or the SPAC Shareholders, each SPAC Unit issued and outstanding immediately prior to the First SPAC Merger Effective Time shall automatically be detached and the holder thereof shall be deemed to hold such number of SPAC Ordinary Shares and SPAC Rights in accordance with the terms of the applicable SPAC Unit.

(b) Conversion of SPAC Rights. Immediately prior to the First SPAC Merger Effective Time (but immediately subsequent to the detachment of the SPAC Units as set forth in Section 4.1(a)), pursuant to the terms and conditions of the SPAC Rights, each SPAC Right outstanding immediately prior to the First SPAC Merger Effective Time (and immediately subsequent to the detachment of the SPAC Units as set forth in Section 4.1(a)) shall be cancelled and cease to exist in exchange for the right to receive, without interest, one-tenth (1/10) of a SPAC Ordinary Share. Fractional shares will either be rounded down pursuant to the terms of the Rights Agreement dated as of December 30, 2022 by and between SPAC and American Stock Transfer & Trust Company, or otherwise addressed in accordance with the applicable provisions of Cayman Islands Law.

(c) Conversion of SPAC Ordinary Shares. At the First SPAC Merger Effective Time, by virtue of the First SPAC Merger and without any action on the part of PubCo, SPAC, Merger Sub 1 or the SPAC Shareholders, each SPAC Ordinary Share issued and outstanding immediately prior to the First SPAC Merger Effective Time (but immediately subsequent to the conversion of the SPAC Rights as set forth in Section 4.1(b)) (other than SPAC Dissenting Shares and those described in Section 4.1(e) below) shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, one PubCo Ordinary Share. Except as provided in this Section 4.1(c), no shares of PubCo will be issued or outstanding at any time prior to the Acquisition Merger Effective Time other than the PubCo Share unless otherwise agreed in writing between the SPAC and the Company.

16

(d) Merger Sub 1 Share. At the First SPAC Merger Effective Time, each share of Merger Sub 1 that is issued and outstanding immediately prior to the First SPAC Merger Effective Time shall automatically convert into one share of Initial SPAC Surviving Sub, which shall constitute the only outstanding share of Initial SPAC Surviving Sub and be owned by PubCo.

(e) SPAC Treasury Shares. Notwithstanding Section 4.1(c) above or any other provision of this Agreement to the contrary, if there are any SPAC Ordinary Shares that are owned by SPAC as treasury shares or any SPAC Ordinary Shares owned by any direct or indirect subsidiary of SPAC immediately prior to the First SPAC Merger Effective Time, at the First SPAC Merger Effective Time, such SPAC Ordinary Shares shall be canceled and shall cease to exist without any conversion thereof or payment or other consideration therefor.

(f) SPAC Dissenting Shares. Each SPAC Ordinary Share (the “SPAC Dissenting Shares”) owned by SPAC Shareholders who have validly exercised and not effectively withdrawn or lost their rights to dissent from the First SPAC Merger pursuant to the Cayman Companies Act (the “SPAC Dissenting Shareholders”) shall thereafter represent only the right to receive the applicable payments set forth in Section 4.5(c), unless and until such SPAC Dissenting Shareholder effectively withdraws its demand for, or loses its rights to, dissent from the First SPAC Merger pursuant to the Cayman Companies Act with respect to any SPAC Dissenting Shares in accordance with Section 4.5(c).

(g) PubCo Shares. At the First SPAC Merger Effective Time and after the issuance of the PubCo Ordinary Shares in accordance with Section 4.5(c) above, the PubCo Share that was the only share of PubCo outstanding immediately prior to the First SPAC Merger Effective Time shall be redeemed for an amount equal to US$1.00 and cancelled.

4.2 Effect of Second SPAC Merger.

(a) Merger Sub 2 Share. At the Second SPAC Merger Effective Time, the share of Merger Sub 2 that is issued and outstanding immediately prior to the Second SPAC Merger Effective Time shall automatically convert into one share of Subsequent SPAC Surviving Sub, which shall constitute the only outstanding share of Subsequent SPAC Surviving Sub and be owned by PubCo.

(b) Initial SPAC Subsidiary Shares. The share of Initial SPAC Surviving Sub that is outstanding immediately prior to the Second SPAC Merger Effective Time shall be cancelled for no consideration.

4.3 Effect of Acquisition Merger on Company Securities.

(a) Conversion of Company Ordinary Shares and Company Preferred Shares. At the Acquisition Merger Effective Time, by virtue of the Acquisition Merger and without any action on the part of PubCo, Merger Sub 3, the Company or the Company Shareholders, each Company Share issued and outstanding immediately prior to the Acquisition Merger Effective Time (other than Company Dissenting Shares) shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, such number of PubCo Shares that is equal to the Exchange Ratio.

17

(b) Company Dissenting Shares. Each Company Share (the “Company Dissenting Shares”) owned by Company Shareholders who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Acquisition Merger pursuant to the Cayman Companies Act (the “Company Dissenting Shareholders”) shall thereafter represent only the right to receive the applicable payments set forth in Section 4.5(a), unless and until such Company Dissenting Shareholder effectively withdraws its demand for, or loses its rights to, dissent from the Acquisition Merger pursuant to the Cayman Companies Act with respect to any Company Dissenting Shares.

(c) Share Capital of Merger Sub 3. Each share of Merger Sub 3 that is issued and outstanding immediately prior to the Acquisition Merger Effective Time shall, by virtue of the Acquisition Merger and without further action on the part of the sole shareholder of Merger Sub 3, be converted into and become one issued and outstanding ordinary share, par value US$0.0001 per share, of the Surviving Company, which shall constitute the only issued and outstanding shares of the Surviving Company immediately after the Acquisition Merger Effective Time, and shall be owned by PubCo.

(d) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Acquisition Merger Effective Time, any change in the outstanding securities of the Company, SPAC or PubCo shall occur (other than the issuance of additional shares of share capital of the Company, SPAC or PubCo as permitted by this Agreement), including by reason of any reclassification, recapitalization, share split (including a reverse share split), or combination, exchange, readjustment of shares, or similar transaction, or any share dividend or distribution paid in share, the Exchange Ratio and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit SPAC, the Company or PubCo to take any action with respect to its securities that is prohibited by the terms of this Agreement.

4.4 Payment of Merger Consideration.

(a) At least three (3) Business Days prior to the Closing Date, the Company shall prepare and deliver to SPAC a statement (the “Company Closing Statement”) setting forth in good faith as of the Closing Date: (a) the aggregate number of Company Ordinary Shares (by classes) and Company Preferred Shares (by series) issued and outstanding; (b) the aggregate number of Company Total Shares, (c) the Company’s calculation of the Per Share Equity Value; (d) the Company’s calculation of the Exchange Ratio, in each case, including reasonable supporting detail therefor; and (e) a list setting forth, with respect to each Company Shareholder, the name and address of such Company Shareholder, the number of Company Ordinary Shares and Company Preferred Shares owned by such Company Shareholder as of immediately prior to the Acquisition Merger Effective Time, and the number of PubCo Ordinary Shares to be issued to such Company Shareholder at the Acquisition Closing. From and after delivery of the Company Closing Statement until the Acquisition Closing, the Company shall (x) cooperate with and provide SPAC and its representatives all information reasonably requested by SPAC or any of its representatives and within the Company’s or its representatives’ possession or control in connection with SPAC’s review of the Company Closing Statement and (y) consider in good faith any comments to the Company Closing Statement provided by SPAC, and the Company shall revise such Company Closing Statement to incorporate any changes given such comments.

18

(b) As a condition to receiving the PubCo Ordinary Shares, and at or as promptly as practicable following the Acquisition Merger Effective Time, PubCo shall send, to each Company Shareholder a letter of transmittal for use in such exchange, in a form reasonably acceptable to the Company and SPAC, a letter of transmittal for use in such exchange, in a form reasonably acceptable to the Company and SPAC (a “Company Letter of Transmittal”).

(c) Notwithstanding any other provision of this Section 4.4, any obligation on PubCo under this Agreement to issue PubCo Ordinary Shares to (i) SPAC Shareholders entitled to PubCo Ordinary Shares or (ii) Company Shareholders entitled to receive PubCo Ordinary Shares shall be satisfied by PubCo issuing such PubCo Ordinary Shares directly to the holders entitled thereto by entering such holders on the register of members maintained by PubCo (or its share registrar) for the PubCo Ordinary Shares.

(d) Each SPAC Shareholder shall be entitled to receive such number of PubCo Ordinary Shares as calculated pursuant to Section 4.1(c) as soon as reasonably practicable after the First SPAC Merger Effective Time.

(e) Each Company Shareholder shall be entitled to receive such number of PubCo Ordinary Shares, as the case may be, as calculated pursuant to Section 4.3(a) and Section 4.3(b), as soon as reasonably practicable after the Acquisition Merger Effective Time, but subject to the delivery to PubCo of the following items prior thereto: (i) the certificate(s), if any, representing such Company Shares (“Company Certificates” and together with the SPAC Certificates, the “Shareholder Certificates” (or a Lost Certificate Affidavit)) and (ii) a properly completed and duly executed Company Letter of Transmittal (if required) (the documents to be submitted to PubCo pursuant to this sentence may be referred to herein collectively as the “Transmittal Documents”). Until so surrendered, each such Company Certificate shall represent after the Acquisition Merger Effective Time for all purposes only the right to receive such number of PubCo Ordinary Shares, as the case may be, as calculated pursuant to Section 4.3(a) and Section 4.3(b) (as evidenced by the Company Certificate).

(f) If any PubCo Ordinary Share is to be delivered or issued to a Person other than the Person in whose name the surrendered Shareholder Certificate is registered immediately prior to the First SPAC Merger Effective Time or Acquisition Merger Effective Time, as applicable, it shall be a condition to such delivery that (i) in the case of Company Shares, the transfer of such Company Shares shall have been permitted in accordance with the terms of the Organizational Documents of the Company and in case of SPAC Ordinary Shares, the transfer of such SPAC Ordinary Shares shall have been permitted in accordance with the Organizational Documents of SPAC, (ii) the recipient of such PubCo Ordinary Share, or the Person in whose name such PubCo Ordinary Share is delivered or issued, shall have already executed and delivered duly executed counterparts to the applicable Transmittal Documents as are reasonably deemed necessary by PubCo and (iii) the Person requesting such delivery shall have paid to PubCo any transfer or other Taxes required as a result of such delivery to a Person other than the registered holder of such Shareholder Certificate, or establish to the satisfaction of PubCo that such Tax has been paid or is not payable.

19

(g) Notwithstanding anything to the contrary contained herein, in the event that any Shareholder Certificate shall have been lost, stolen or destroyed, in lieu of delivery of a Shareholder Certificate to PubCo, the Company Shareholder may instead deliver to PubCo an affidavit of lost certificate and indemnity of loss in form and substance reasonably acceptable to PubCo (a “Lost Certificate Affidavit”), which at the reasonable discretion of PubCo may include a requirement that the owner of such lost, stolen or destroyed Shareholder Certificate deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against PubCo, SPAC or the Surviving Company with respect to the Company Shares or SPAC Ordinary Shares, as applicable, represented by the Shareholder Certificates alleged to have been lost, stolen or destroyed. Any Lost Certificate Affidavit properly executed and delivered in accordance with this Section 4.4(g) shall, unless the context otherwise requires, be treated as a Shareholder Certificate for all purposes of this Agreement.

(h) After the Acquisition Merger Effective Time, the register of members of the Company shall be closed, and thereafter there shall be no further registration on the register of members of the Surviving Company of transfers of Company Shares that were issued and outstanding immediately prior to the Acquisition Merger Effective Time. After the First SPAC Merger Effective Time, the register of members of SPAC shall be closed, and thereafter there shall be no further registration on the register of members of SPAC of transfers of SPAC Ordinary Shares that were issued and outstanding immediately prior to the First SPAC Merger Effective Time. No dividends or other distributions declared or made after the date of this Agreement with respect to PubCo Ordinary Shares with a record date after the Acquisition Merger Effective Time (in the case of Company Shares) or the First SPAC Merger Effective Time (in the case of SPAC Ordinary Shares) will be paid to the holders of any Company Shares that were issued and outstanding immediately prior to the Acquisition Merger Effective Time or SPAC Ordinary Shares that were issued and outstanding immediately prior to the First SPAC Merger Effective Time (as applicable) in either case until the holders of record of such Company Shares or SPAC Ordinary Shares (as applicable) shall have provided the applicable Transmittal Documents in accordance with Section 4.4(d) and Section 4.4(e). Subject to applicable Law, following the delivery of the applicable Transmittal Documents, PubCo shall promptly deliver to the record holders thereof, without interest, the applicable PubCo Ordinary Shares and the amount of any such dividends or other distributions with a record date after the Acquisition Merger Effective Time or the First SPAC Merger Effective Time, as applicable, theretofore paid with respect to such PubCo Ordinary Shares.

(i)  All securities issued upon the surrender of Shareholder Certificates (or delivery of a Lost Certificate Affidavit) in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to SPAC Ordinary Shares or Company Shares, as applicable, represented by such Shareholder Certificates, provided that any restrictions on the sale and transfer of such Company Shares or SPAC Ordinary Shares shall also apply to the PubCo Ordinary Shares so issued in exchange, as applicable. Any portion of the PubCo Ordinary Shares made available to PubCo pursuant to Section 4.4(b) that remains unclaimed by SPAC Shareholders or Company Shareholders one year after the First SPAC Merger Effective Time shall be returned to PubCo, upon demand, and any such SPAC Shareholder or Company Shareholder, as applicable, who has not exchanged its SPAC Ordinary Shares or Company Shares, as applicable, for the applicable portion of PubCo Ordinary Shares in accordance with this Section 4.4 prior to that time shall thereafter look only to PubCo for payment of the applicable PubCo Ordinary Shares, without any interest thereon (but with any dividends paid with respect thereto). Notwithstanding anything to the contrary in this Agreement, none of the Surviving Company, PubCo or any other party hereto or any representative of any of the foregoing shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

20

(j)  Notwithstanding anything to the contrary contained herein, no fraction of a PubCo Ordinary Share will be issued by virtue of this Agreement or the transactions contemplated hereby, and each holder of SPAC Ordinary Shares or Company Shares, as applicable who would otherwise be entitled to a fraction of a PubCo Ordinary Share (after aggregating all PubCo Ordinary Shares to which such holder otherwise would be entitled) shall instead have the number of PubCo Ordinary Shares issued to such holder rounded down to the nearest whole share, as applicable. Such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of PubCo.

4.5 Dissenter’s Rights.

(a) No person who has validly exercised their dissenters’ rights pursuant to the Cayman Companies Act shall be entitled to receive the Per Share Merger Consideration with respect to the Company Dissenting Shares owned by such Company Dissenting Shareholder unless and until such Company Dissenting Shareholder shall have effectively withdrawn or lost their dissenters’ rights under the Cayman Companies Act. Each Company Dissenting Shareholder shall be entitled to receive only the payment resulting from the procedure set forth in the Cayman Companies Act with respect to the Company Dissenting Shares owned by such Company Dissenting Shareholder. The Company shall give SPAC (i) prompt notice of any notices of objection, notices of dissent, written demands for appraisal, demands for fair value, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Laws that are received by the Company relating to any Company Dissenting Shareholder’s rights of dissent under the Cayman Companies Act and (ii) the opportunity to direct all negotiations and proceedings with respect to demand for appraisal under the Cayman Companies Act. The Company shall not, except with the prior written consent of SPAC, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

(b) In the event that any written notices of objection to the Acquisition Merger are served by any Company Shareholders pursuant section 238(2) of the Cayman Companies Act, the Company shall serve written notice of the authorization and approval of this Agreement, the Plan of Acquisition Merger and the Acquisition Merger on such shareholders pursuant to section 238(4) of the Cayman Companies Act within twenty (20) days of obtaining the Company Shareholder Approval, provided, that prior to serving any such notice, the Company shall consult with SPAC with respect to such notice and shall afford SPAC a reasonable opportunity to comment thereon.

(c) No person who has validly exercised their dissenters’ rights pursuant to the Cayman Companies Act shall be entitled to receive applicable PubCo Ordinary Shares under Section 4.1(c) with respect to the SPAC Dissenting Shares owned by such SPAC Dissenting Shareholder unless such SPAC Dissenting Shareholder shall have, prior to the First SPAC Merger Effective Time, effectively withdrawn or lost their dissenters’ rights under the Cayman Companies Act. Each SPAC Dissenting Shareholder shall be entitled to receive only the payment resulting from the procedure set forth in the Cayman Companies Act with respect to the SPAC Dissenting Shares owned by such SPAC Dissenting Shareholder. SPAC shall give the Company (i) prompt notice of any notices of objection, notices of dissent, written demands for appraisal, demands for fair value, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Laws that are received by SPAC relating to any SPAC Dissenting Shareholder’s rights of dissent under the Cayman Companies Act and (ii) the opportunity to direct all negotiations and proceedings with respect to demand for appraisal under the Cayman Companies Act. SPAC shall not, except with the prior written consent of the Company, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

21

(d) In the event that any written notices of objection to the First SPAC Merger pursuant section 238(2) of the Cayman Companies Act, the Company shall serve written notice of the authorization and approval of this Agreement, the Plan of Merger and the First SPAC Merger on such shareholders pursuant to section 238(4) of the Cayman Companies Act within twenty (20) days of obtaining the Required SPAC Shareholder Approval, provided, that prior to serving any such notice, SPAC shall consult with the Company with respect to such notice and shall afford the Company a reasonable opportunity to comment thereon.

4.6 Earnout.

(a) At the Closing, 1,500,000 additional PubCo Shares (the “Earnout Shares”) will be issued by PubCo to the Company Shareholders (other than holders of Dissenting Company Shares) and placed in an escrow account with Trustee (the “Earnout Escrow Account” and such Earnout Shares placed in the Earnout Escrow Account, the “Escrowed Earnout Shares”) for the benefit of such Company Shareholders pursuant to an Escrow Agreement between PubCo, Trustee and the Principal Shareholder, as the representative of the Company Shareholders (the “Earnout Escrow Agreement”) in form and substance reasonably satisfactory to the parties thereto; provided, that the Principal Shareholder shall only be a party to the Earnout Escrow Agreement in his capacity as the Company Shareholder Representative if duly appointed by the Company Shareholders. Each Company Shareholder (other than holders of Dissenting Company Shares) shall be shown as the registered owner of its pro rata portion of the Escrowed Earnout Shares on the books and records of PubCo, as set forth on Section 4.6 of the Company Disclosure Schedules (in respect of each Company Shareholder, its “Pro Rata Portion”), and shall be entitled to exercise voting rights and all share rights with respect to such Escrowed Earnout Shares.

(b) Subject to adjustment pursuant to Section 4.6(d) below, the Company Shareholders shall have the right to receive their Pro Rata Portion of the Escrowed Earnout Shares after the Closing Date as follows:

(i) the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2024 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2024 prepared in accordance with U.S. GAAP (the “PubCo 2024 Audited Financials”), if and only if, such PubCo 2024 Audited Financial reflects net income in excess of US$5,000,000 during fiscal year 2024; and

22

(ii) subject to clause (iii) below, the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2025 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2025 prepared in accordance with U.S. GAAP (the “PubCo 2025 Audited Financials”), if and only if, such PubCo 2025 Audited Financial reflects net income in excess of US$10,000,000 during fiscal year 2025; provided, that

(iii) if the PubCo 2024 Audited Financials do not reflect net income in excess of US$5,000,000 during fiscal year 2024, but the PubCo 2025 Audited Financials reflect net income in excess of US$15,000,000 during fiscal year 2025, the Pro Rata Portion of 1,500,000 Earnout Shares will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five (5) Business Days following the date of filing of the PubCo 2025 Audited Financials. For the avoidance of doubt, and subject to adjustment pursuant to Section 4.6(d) below, the maximum aggregate number of Earnout Shares available to Pre-Closing Company Shareholders pursuant to this Section 4.6 shall not exceed 1,500,000.

(c) Any Escrowed Earnout Shares remaining in the Earnout Escrow Account following the Final Earnout Release Date, will be surrendered back to PubCo without consideration by the Company Shareholders execution of an irrevocable surrender of shares. The Company Shareholder Representative, on behalf of the Company Shareholders, shall instruct Continental to unconditionally release the surrendered portion of such Escrowed Earnout Shares from the Earnout Escrow Account to PubCo, and PubCo shall cancel such surrendered portion of such Escrowed Earnout Shares in accordance with the Earnout Escrow Agreement and the Company Shareholder Representative shall execute an irrevocable surrender of shares on behalf of the Company Shareholders in form and substance satisfactory to the Sponsor and surrender such Earnout Shares to PubCo without consideration.

(d) The applicable number of Earnout Shares, if any, shall be subject to equitable adjustment for share splits, share dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the PubCo Shares after the Closing and prior to the Earnout Release Date.

4.7 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, SPAC, PubCo, the Company, the Surviving Company and their respective Affiliates shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of such payment under applicable Law; provided, that if PubCo or any party acting on its behalf determines that any payment hereunder is subject to deduction and/or withholding, then PubCo shall (a) provide written notice to the recipient of such payment as soon as reasonably practicable after such determination and (b) consult and cooperate with the recipient of such payment reasonably and in good faith to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law. To the extent that amounts are so withheld and paid over to the appropriate Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Any amounts so withheld shall be timely remitted to the applicable Authority.

23

4.8 Transfer Taxes. The Company shall bear and pay any transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes (“Transfer Taxes”). The parties shall file (or cause to be filed) all necessary Tax Returns with respect to all such Transfer Taxes. The parties agree to reasonably cooperate to (i) sign and deliver such resale and other certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce) any such Transfer Taxes and (ii) prepare and file (or cause to be prepared and filed) all Tax Returns in respect of any such Transfer Taxes.

4.9 Discharge of Outstanding Promissory Notes. At the Closing, any outstanding balances of any promissory notes of PubCo or SPAC incurred in connection with the IPO or the transactions contemplated hereby shall be repaid by PubCo either, at Sponsor’s election, by (a) wire payment of immediately available funds or (b) conversion of all or a portion of such outstanding balances into PubCo Ordinary Shares based on a per share conversion price of US$10.00.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to SPAC on the date hereof (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Company hereby represents and warrants to SPAC and the Acquisition Entities, as of the date hereof and as of the Closing, as follows:

5.1 Corporate Existence and Power. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company has all requisite power and authority, corporate and otherwise to own and operate its properties and assets and to carry on its business as presently conducted. Each Subsidiary of the Company has all requisite power and authority, corporate and otherwise to own and operate its properties and assets and to carry on its business as presently conducted, other than as would not be reasonably expected to individually or in the aggregate, have a Material Adverse Effect. Each member of the Company Group is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

24

5.2 Authorization. The Company Group has the requisite power and authority to execute and deliver this Agreement and each Additional Agreement to which it is a party and to perform all obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company Group of this Agreement and the Additional Agreements to which it is a party, the consummation by the Company Group of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company Group (including the board of directors of the Company), subject to the authorization and approval of this Agreement, the Plan of Acquisition Merger and the transactions contemplated hereby by way of a special resolution of the shareholders of the Company passed by the affirmative vote of holders of Company Shares representing at least two-thirds of the votes of the Company Shares present and voting in person or by proxy at a meeting of the shareholders of the Company in accordance with the memorandum and articles of association of the Company and the Cayman Companies Act (collectively, the “Company Shareholder Approval”) and the consent of each holder of a fixed or floating security interest of the Company. The affirmative vote of the holders that are parties to the Voting and Support Agreement is sufficient to duly obtain the Company Shareholder Approval in accordance with the Cayman Companies Act and the Company’s Organizational Documents. This Agreement has been, and each Additional Agreement (when executed and delivered by the Company Group) will be, duly and validly executed and delivered by the Company Group, and assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each Additional Agreement (when executed and delivered by the Company Group) will constitute, a valid and legally binding obligation of the Company Group, enforceable against the Company Group in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (the “Bankruptcy and Equity Exception”).

5.3 Governmental Authorization. Other than as required under applicable Laws, neither the execution, delivery nor performance by the Company Group of this Agreement or any Additional Agreements to which it is a party requires any notice to, consent, approval, permit, license or other action by or in respect of, or registration, declaration or filing with, any Authority.

5.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and any Additional Agreements to which it is a party does not and will not (a) contravene or conflict with the Organizational Documents of the Company Group, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to the Company Group, (c) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company Group or require any payment or reimbursement or to a loss of any material benefit relating to the business to which the Company Group is entitled under any provision of any Permit, Contract or other instrument or obligations binding upon the Company Group or by which any of the Company Ordinary Share, or any of the Company Group’s assets is or may be bound, (d) result in the creation or imposition of any Lien on any of the Company Ordinary Shares, (e) cause a loss of any material benefit relating to the business to which the Company Group is entitled under any provision of any permit or Contract or (f) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Company Group’s material assets, except, in the cases of (b) to (d), for such conflict, violation, breach, default or failure to act that would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect.

25

5.5 Capital Structure.

(a) Share Capital. The Company has an authorized capital of US$50,000 consisting of 50,000 Company Shares, par value US$1.00, of which 10,000 are issued and outstanding as of the date hereof. No Company Share is held in its treasury. All of the issued and outstanding Company Shares have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to any preemptive rights or have been issued in violation of any preemptive or similar rights of any Person. All of the issued and outstanding Company Shares are owned legally and beneficially by the Company Shareholders set forth on Section 5.5(a) of the Company Disclosure Schedule. The only Company Shares that will be issued and outstanding immediately after the Acquisition Merger Effective Time will be the Company Ordinary Shares owned by PubCo. No other class in the share capital of the Company is authorized or issued or outstanding.

(b) There are no: (i) outstanding subscriptions, calls, options, warrants, rights (including preemptive rights), puts or other securities convertible into or exchangeable or exercisable for Company Shares or the equity interests of the Company, or any other Contracts to which the Company is a party or by which the Company is bound obligating the Company to issue or sell any shares of, other equity interests in or debt securities of, the Company, (ii) equity equivalents, or share appreciation rights, phantom stock or share ownership interests or similar rights in the Company, (iii) outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any securities or equity interests of the Company, or (iv) outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the Company’s shareholders may vote. Other than the Voting and Support Agreement, the Company is not a party to any shareholders agreement, voting agreement, proxies, registration rights agreement or other similar agreements relating to its equity interests.

5.6 Charter Documents. Copies of Organizational Documents of each member of the Company Group have heretofore been made available to SPAC, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof. Neither the Company nor any Subsidiary of the Company has taken any action in violation of its Organizational Documents.

5.7 Corporate Records. The register of members and all proceedings of the board of directors, including committees thereof, and shareholders of the Company Group have been made available to SPAC, and are true, correct and complete copies of the original register of members or the equivalent documents and such proceeding records of the Company Group.

5.8 Subsidiaries.

(a) Section 5.8(a) of the Company Disclosure Schedule sets forth the name of each Subsidiary of the Company, and with respect to each Subsidiary, its jurisdiction of organization, its authorized shares or other equity interests (if applicable), and the number of issued and outstanding shares or other equity interests and the record holders thereof. Each Subsidiary of the Company (i) is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and (ii) has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted. (i) All of the outstanding equity securities of each Subsidiary of the Company are duly authorized and validly issued, duly registered and non-assessable (if applicable), were offered, sold and delivered in material compliance with all applicable securities Laws, and are owned by the Company or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents); (ii) there are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary of the Company other than the Organizational Documents of such Subsidiary; (iii) there are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary of the Company; (iv) there are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Company; (v) except as set forth in Section 5.8(a) of the Company Disclosure Schedule, no Subsidiary of the Company has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law; (vi) except for equity interests of the Subsidiaries listed in Section 5.8(a) of the Company Disclosure Schedule, the Company Group does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests of, or otherwise Control, any Person; (vii) none of the Company or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement, and (viii) except as set forth in Section 5.8(a) of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

26

5.9 Consents. No Contracts binding upon the Company Group or by which any of the Company Ordinary Share, or any of the Company Group’s assets are bound, requiring a consent, approval, authorization, order or other action of or filing with any Person (other than the Company Group) as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby.

5.10 Financial Statements.

(a) Schedule 5.10 of the Company Disclosure Schedules contains true and correct copies of the Audited Financial Statements and the Interim Financial Statements (collectively, the “Financial Statements”). The Audited Financial Statements and the Interim Financial Statements (i) were prepared from the books and records of the Company Group as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except as may be indicated in the notes thereto), and (iii) fairly present in all material respects the consolidated financial position of the Company Group as of the respective dates thereof and the consolidated results of the operations of the Company Group for the periods indicated, except that the Interim Financial Statements are subject to normal year-end adjustments and do not include footnotes required under GAAP. No member of the Company Group has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(b) The PCAOB Audited Financial Statements when delivered by the Company in accordance with Section 9.1 will, when so delivered, (i) be prepared from the books and records of the Company Group as of the times and for the periods referred to therein, (ii) be prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except as may be indicated in the notes thereto), (iii) fairly present in all material respects the consolidated financial position of the Company Group as of the respective dates thereof and the consolidated results of the operations and cash flows of the Company Group for the periods indicated, and (iv) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC and the Securities Act in effect as of such date.

27

(c) No member of the Company Group is subject to any Liabilities except (i) as set forth on the consolidated balance sheet of the Company and its Subsidiaries as of September 30, 2023, (ii) as set forth on Schedule 5.10(c) of the Company Disclosure Schedules, (iii) for Liabilities incurred after September 30, 2023 in the ordinary course of business, which Liabilities are not, individually or in the aggregate, material to the Company Group taken as a whole, and (iv) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Additional Agreement, the performance of their respective covenants or agreements in this Agreement or any Additional Agreement or the consummation of the Transactions.

5.11 Internal Accounting Controls. The Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

(i) transactions are executed only in accordance with the respective management’s authorization;

(ii) all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by the Company Group, as permitted by GAAP;

(iii) access to assets is permitted only in accordance with the respective management’s authorization; and

(iv) recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

5.12 Absence of Certain Changes. Since December 31, 2022, except as set forth on Section 5.12 of the Company Disclosure Schedule or contemplated by this Agreement, any Additional Agreements or in connection with the transactions contemplated hereby and thereby, (a) the Company Group has conducted the business in the ordinary course consistent with past practices; (b) there has not been any Material Adverse Effect; and (c) the Company Group has not taken any action set forth in Section 8.1, nor has any such event occurred.

5.13 Properties; Title to the Company Group’s Assets.

(a) The material items of Tangible Personal Property have no defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and have been properly maintained, and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto; and all of the Tangible Personal Property is in the control of the Company or its employees.

28

(b) The Company Group has good, valid and marketable title in and to, or in the case of the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of their assets reflected on the Company Balance Sheet or acquired after Balance Sheet Date, other than as would not be material, individually or in the aggregate, to the Company Group. No such asset is subject to any Liens other than Permitted Liens. The Company Group’s assets constitute all of the material assets of any kind or description whatsoever, including goodwill, for the Company Group to operate the business immediately after the Closings in the same manner as the business is currently being conducted. Section 5.13(b) of the Company Disclosure Schedule sets forth a true, correct and complete list of assets owned by the Company Group.

5.14 Litigation. Except as set forth in Section 5.14 of the Company Disclosure Schedule, (i) there is no Action (or any basis therefore) pending against, or to the knowledge of the Company Group threatened against or affecting, the Company Group, any of its officers or directors, the business currently conducted by the Company Group, or any Company Shares or any of the Company Group’s assets or Contracts before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements, other than as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; (ii) there are no outstanding judgments against the Company Group that would reasonably to be expected to, individually or in the aggregate, have a Material Adverse Effect on the ability of the Company to enter into and perform its obligations under this Agreement; and (iii) each member of the Company Group is not, and has not been December 31, 2022, subject to any Action with any Authority, other than as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.15 Contracts.

(a) Section 5.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Contracts, oral or written to which the Company Group is a party or is bound by falling within the following categories (each Contract required to be listed on Section 5.15(a) of the Company Disclosure Schedule, a “Company Material Contract”):

(i) all Contracts that require annual payments or expenses by, or annual payments or income to, the Company Group of US$100,000 or more (other than standard purchase and sale orders and agreements entered into in the ordinary course of business consistent with past practice);

(ii) all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar contracts and agreements, in each case requiring the payment of any commissions by the Company Group in excess of US$100,000 annually;

(iii)  all employment Contracts, employee leasing Contracts, and consultant and sales representatives Contracts with any current or former officer, director, employee or consultant of the Company Group or other Person, under which the Company Group (A) has continuing obligations for payment of annual compensation of at least US$100,000 (other than oral arrangements for at-will employment), (B) has material severance or post termination obligations to such Person, or (C) has an obligation to make a payment upon consummation of the transactions contemplated hereby or as a result of a change of control of the Company Group;

29

(iv) all Contracts creating a material joint venture, strategic alliance, limited liability company and partnership agreements to which the Company Group is a party;

(v) all Contracts relating to any material acquisitions or dispositions of assets by the Company Group in excess of US$250,000;

(vi) all Contracts for material licensing agreements, including Contracts licensing Intellectual Property Rights, other than (i) “shrink wrap” licenses, and (ii) non-exclusive licenses granted in the ordinary course of business;

(vii) all Contracts (i) under which the Company Group is currently: (A) licensing or otherwise providing the right to use to any third party any Intellectual Property Rights owned by the Company Group, or (B) licensing or otherwise receiving the right to use from any third party any material Intellectual Property Right, with the exception of (1) non-exclusive licenses and subscriptions to commercially available software or technology used for internal use by the Company Group, with a dollar value individually not in excess of US$100,000, (2) any Contract related to open source software, or (3) any Contract under which the Company Group licenses any of its Intellectual Property Rights in the ordinary course of business, and (ii) under which the Company Group has entered into an agreement not to assert or sue with respect to any Intellectual Property Right;

(viii) all Contracts relating to material secrecy, confidentiality and nondisclosure agreements restricting the conduct of the Company Group or substantially limiting the freedom of the Company Group to compete in any line of business or with any Person or in any geographic area;

(ix) all Contracts relating to material patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other material Intellectual Property Rights of the Company Group;

(x) all Contracts providing for material guarantees, indemnification arrangements and other hold harmless arrangements made or provided by the Company Group, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations;

(xi) all Contracts with the Company Group to which any 5% Company Shareholder or any director or officer of the Company Group (as set forth in Section 5.28 of the Company Disclosure Schedule) is a party (other than standard employment agreement or award agreements under the Company Plan with any director or officer of the Company Group);

30

(xii) all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Company Group holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of US$100,000 annually;

(xiii) all Contracts relating to outstanding Indebtedness, including financial instruments of indenture or security instruments (typically interest-bearing) such as notes, mortgages, loans and lines of credit, except any such Contract with an aggregate outstanding principal amount not exceeding US$100,000;

(xiv) any Contract involving a loan or advance to, or investment in, any Person other than the Company Group or any Contract relating to the making of any such loan, advance or investment, in each case individually or in the aggregate in excess of US$100,000;

(xv) any Contract relating to the voting or control of the equity interests of the Company Group or the election of directors of the Company (other than the Organizational Documents of the Company Group);

(xvi) any Contract that can be terminated, or the provisions of which are altered, as a result of the consummation of the transactions contemplated by this Agreement or any of the Additional Agreements to which the Company Group is a party;

(xvii) any Contract with any Authority;

(xviii) any Contract relating to or in connection with any resolution or settlement of any actual or threatened Action in excess of US$100,000; and

(xix) any Contract for which any of the benefits, compensation or payments (or the vesting thereof) with respect to a director, officer, employee or consultant of a member of Company Group will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement.

(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group or as set forth on Section 5.15(b) of the Company Disclosure Schedule, (i) each Company Material Contract is a valid and binding agreement, and is in full force and effect, and neither the Company Group nor, to the Company Group’s knowledge, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Company Material Contract, (ii) the Company Group has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Company Material Contracts, or granted any power of attorney with respect thereto or to any of the Company Group’s assets, and (iii) no Contract (A) requires the Company Group to post a bond or deliver any other form of security or payment to secure its obligations thereunder or (B) imposes any non-competition covenants that may be binding on, or restrict the business or require any payments by or with respect to SPAC or any of its Affiliates. The Company Group previously provided to SPAC true and correct fully executed copies of each written Company Material Contract.

31

(c) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group or as set forth on Section 5.15(c) of the Company Disclosure Schedule, none of the execution, delivery or performance by the Company Group of this Agreement or Additional Agreements to which the Company Group is a party or the consummation by the Company Group of the transactions contemplated hereby or thereby constitutes a default under or gives rise to any right of termination, cancellation or acceleration of any obligation of the Company or to a loss of any benefit to which the Company Group is entitled under any provision of any Company Material Contract.

(d) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group or set forth in Section 5.15(d) of the Company Disclosure Schedule, the Company Group is in compliance with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness.

(e) Each of the transactions between the Company Group and any Company Shareholder, officer, employee or director of the Company Group or any Affiliate of any such Person entered into or occurring prior to the Closings is duly approved by the board of directors to the extent such approval is required under the Organizational Documents of such Company Group.

5.16 Licenses and Permits. Section 5.16 of the Company Disclosure Schedule correctly lists each material license, franchise, permit, order or approval or other similar authorization affecting, or relating in any way to, the business conducted by the Company Group, together with the name of the Authority issuing the same (the “Permits”). Such Permits are valid and in full force and effect in material respects, and none of the Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Company Group has all material Permits, governmental licenses, franchises, authorizations, consents and approved necessary or required to own and operate its properties and assets and to carry on the business currently conducted.

5.17 Compliance with Laws.

(a) Except as set forth in Section 5.17(a) of the Company Disclosure Schedule, (i) the Company Group is not in violation of, has not violated, and to the Company Group’s knowledge, is neither under investigation with respect to nor has been threatened to be charged with or given notice of any violation or alleged violation of, any Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign in any material respect, nor is there any basis for any such charge and since December 31, 2022 the Company Group has not received any subpoenas by any Authority; (ii) all material approvals, permits, licenses and registrations required under all applicable Laws for the due and proper establishment and operation of each Company Group have been duly obtained from the relevant Authorities or completed in accordance with the relevant Laws, and are in full force and effect; (iii) the Company Group has all approvals, permits, licenses and registrations necessary for the conduct of its business as currently conducted and is in compliance thereof in all material respects. In respect of the approvals, permits, licenses and registrations requisite for the conduct of any part of the business of the Company Group which are subject to periodic renewal, the Company Group has no reason to believe that such requisite renewals will not be timely granted by the relevant Authorities. The Company Group has been conducting and will conduct its business activities within the permitted scope of business, and has been operating or will operate its business in full compliance in all material respects with all relevant legal requirements and with all requisite approvals, permits, licenses and registrations granted by the competent Authorities.

32

(b) In connection with its collection, storage, use, processing and/or disclosure of any information that constitutes “personal information,” “personal data” or “personally identifiable information” as defined in applicable Laws (collectively “Personal Information”) by or on behalf of any Company Group, the Company Group is and has been in compliance with (i) all applicable Laws (including, without limitation, Laws relating to privacy, personal data protection, use of data, data security, telephone and text message communications, and marketing by email or other channels) in all relevant jurisdictions, (ii) the Company Group’s privacy policies and public written statements regarding the Company Group’s privacy or data security practices, and (iii) the requirements of any contract codes of conduct or industry standards by which any Company Group is bound. The Company Group maintains and has maintained reasonable physical, technical, organizational and administrative security measures and policies designed to protect all Personal Information owned, stored, used, processed, maintained or controlled by or on behalf of the Company Group from and against unlawful, accidental or unauthorized access, destruction, loss, use, modification and/or disclosure. The Company Group is and has been in compliance in all material respects with all Laws relating to data loss, theft and breach of security notification obligations. To the knowledge of the Company Group, there has been no occurrence of (x) unlawful, accidental or unauthorized destruction, loss, use, processing, modification or disclosure of or access to Personal Information owned, stored, used, processed, maintained or controlled by or on behalf of the Company Group which require or required the Company Group to notify Authorities, affected individuals or other parties of such occurrence or (y) unauthorized access to or disclosure of the Company Group’s confidential information or trade secrets. No material Actions are pending or, to the knowledge of the Company, threatened in writing against the Company Group relating to the collection, use, dissemination, storage and protection of personal data.

5.18 Intellectual Property.

(a)  Section 5.18(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of all material Intellectual Property Rights of the Company Group, including all material Intellectual Property Right owned (including partially owned) and in process of registration or application by the Company Group, specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner or applicant of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed; and (iv) licenses, sublicenses and other agreements pursuant to which any Person is authorized to use such Intellectual Property Rights.

33

(b)  Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company Group owns free and clear of all Liens, or has the valid right or license to use, all products, materials, scripts, pictures, software, tools, software tools, computer programs, specifications, source code, object code, improvements, discoveries, user interfaces, software, Internet domain names, enterprise or business names, logos, data, information and inventions, and all documentation and media constituting, describing or relating to the foregoing that is required or used in its business as currently conducted or as proposed to be conducted together with all Intellectual Property Rights in or to all of the foregoing. None of the material Intellectual Property Rights owned by the Company Group is subject to any Contract or other material obligation as a result of any funding or support from, or any arrangement with, any Authority or agency or nonprofit organization. No material Intellectual Property Right owned by the Company Group is the subject of any current opposition, cancellation, or similar proceeding before any Authority other than proceedings involving the examination of applications for registration of Intellectual Property Right (e.g., patent prosecution proceedings, trademark prosecution proceedings, and copyright prosecution proceedings). The Company Group is not subject to (i) any injunction or other specific judicial, administrative, or other Order that restricts or impairs its ownership, registrability, enforceability, use or distribution of any material Intellectual Property Right owned by the Company Group, or (ii) any current proceeding that the Company reasonably expects would adversely affect the validity, use or enforceability of any material Intellectual Property Right owned by the Company Group.

(c)  To the knowledge of the Company Group, the use of any Intellectual Property Rights in connection with the operation of businesses or otherwise by the Company Group does not infringe upon, misappropriate, or otherwise violate and has not infringed upon, misappropriated or otherwise violated the Intellectual Property Rights of any Person or any applicable Law in any material respect and is in accordance, in all material respects, with any applicable license pursuant to which the Company Group acquired the right to use such Intellectual Property Rights. Since December 31, 2022, there has been no material Action or, to the knowledge of the Company Group, threatened, against the Company Group alleging that the conduct of the business or activities of the Company Group (including the commercialization and exploitation of their products and services) is infringing upon, misappropriating or otherwise violating or has infringed upon, misappropriated or otherwise violated any Intellectual Property Right of any person, nor are there any facts or circumstances that would form the basis for any such Action. To the knowledge of the Company Group, no Person (including current and former officers, employees, consultants and contractors of the Company Group) is currently infringing or misappropriating any material Intellectual Property Rights owned or purported to be owned by the Company Group.

(d)  All employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any material copyrights, patents or trade secrets on behalf of the Company Group or any predecessor in interest thereto either: (i) is a party to a “work-for-hire” agreement under which the Company Group is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of the Company Group (or such predecessor in interest, as applicable) all right, title and interest in such material.

34

(e)  None of the execution, delivery or performance by the Company Group of this Agreement or any of the Additional Agreements to which the Company Group is a party or the consummation by the Company Group of the transactions contemplated hereby or thereby will cause any item of Intellectual Property Rights owned, licensed, used or held for use by the Company Group immediately prior to the Closings to not be owned, licensed or available for use by the Company Group on substantially the same terms and conditions immediately following the Closings in any material respect.

(f)  The Company Group has taken commercially reasonable measures, consistent with industry practices of companies offering similar services, to safeguard and maintain the confidentiality and value of all trade secrets and other items of Intellectual Property Rights owned by the Company Group that are confidential and all other confidential information, data and materials licensed by the Company Group or otherwise used in the operation of the business. To the knowledge of the Company Group, (A) there has been no unauthorized disclosure or use of any Person’s trade secrets by any officer, employee, contractor, or consultant of the Company Group, and none of the Company Group’s trade secrets have been disclosed to any Person except pursuant to valid and appropriate written non-disclosure agreements or license agreements, and (B) there has been no material breach of the Company Group’s security measures wherein any trade secrets have been disclosed or may have reasonably been disclosed without authorization to any Person.

(g)  The Company Group has established and implemented, and, to the knowledge of the Company, is operating in material compliance with, policies, programs and procedures that are commercially reasonable, consistent with industry practices or companies offering similar services. The Company Group maintains security controls, consistent with industry practices or companies offering similar services, for all material information technology systems owned by the Company Group, including computer hardware, software, networks, information technology systems, electronic data processing systems, telecommunications networks, network equipment, interfaces, platforms, peripherals, and data or information contained therein or transmitted thereby, including any outsourced systems and processes (collectively, the “Computer Systems”). The Computer Systems have not suffered any material failures, breakdowns, continued substandard performance, unauthorized intrusions, or other adverse events affecting any such Computer Systems that, in each case, have caused any substantial disruption of or interruption in or to the business operated by the Company Group and the use of such Computer Systems.

(h)  No material software within the Intellectual Property Rights owned by the Company Group is currently or was in the past distributed or used by the Company Group with any open source software in a manner that requires any such software to be dedicated to the public domain, disclosed, distributed in source code form, made available at no charge, or reverse engineered.

35

5.19 Accounts Receivable and Payable; Loans.

(a)  To the Company’s knowledge, all accounts receivables and notes of the Company Group reflected on the Financial Statements, and all accounts receivable and notes arising subsequent to the date thereof, represent valid obligations arising from services actually performed or goods actually sold by the Company Group in the ordinary course of business consistent with past practice. To the Company’s knowledge, the accounts payable of the Company Group reflected on the Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.

(b)  There is no material contest, claim, or right of setoff in any agreement with any maker of an account receivable or note relating to the amount or validity of such account receivable or note. To the Company’s knowledge, except as set forth in Section 5.19(b) of the Company Disclosure Schedule, all account receivable or notes are good and collectible in the ordinary course of business.

(c)  The information set forth on Section 5.19(c) of the Company Disclosure Schedule separately identifies any and all accounts receivables or notes of the Company Group which are owed by any Affiliate of the Company Group as of the Balance Sheet Date. Except as set forth on Section 5.19(c) of the Company Disclosure Schedule, the Company Group is not indebted to any of its Affiliates and no Affiliates are indebted to the Company Group.

5.20 Pre-payments. Except as set forth on Section 5.20 of the Company Disclosure Schedule, the Company Group has not received any payments with respect to any services to be rendered or goods to be provided after the Closings except in the ordinary course of business.

5.21 Employees.

(a) Section 5.21(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of those employees designated by the Company Group as key personnel of the Company Group (the “Key Personnel”), setting forth the name, title for each such person.

(b) Except as set forth on Section 5.21(b) of the Company Disclosure Schedule, the Company Group is not a party to or subject to any, collective bargaining agreement, non-competition agreement restricting the activities of the Company Group, or any similar agreement, and there has been no activity or proceeding by a labor union or representative thereof to organize any employees of the Company Group.

(c) There are no pending or, to the knowledge of the Company Group, threatened Actions against the Company Group under any worker’s compensation policy or long-term disability policy.

5.22 Employment Matters.

(a)  Section 5.22(a) of the Company Disclosure Schedule sets forth a true and complete list of (i) the form of employment agreement, confidentiality, non-competition and intellectual right agreement and if applicable, commission agreement to be signed with the employees (the “Labor Agreements” ), and (ii) each employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom stock, stock option, stock purchase, stock appreciation right or severance plan of the Company Group now in effect or under which the Company Group has any obligation, or any understanding between the Company Group and any employee concerning the terms of such employee’s employment that does not apply to the Company Group’s employees generally. The Company Group has previously delivered to SPAC true and complete copies of such forms of the Labor Agreements and each generally applicable employee handbook or policy statement of the Company Group.

36

(b)  Except as would not reasonably be expected to, individually or in aggregate, have a Material Adverse Effect, to the knowledge of the Company Group, no current employee of the Company Group, in the ordinary course of his or her duties, has breached any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer.

(c)  Except as would not reasonably be expected to, individually or in aggregate, have a Material Adverse Effect, the Company Group is in compliance with all applicable Laws regarding employment and employment practices, including, without limitation, all laws respecting terms and conditions of employment, health and safety, employee classification, non-discrimination, wages and hours, immigration, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, the proper classification of employees and independent contractors, and unemployment insurance. The Company Group is not a party to any collective bargaining agreement, does not have any material labor relations disputes, and there is no pending representation question or union organizing activity respecting employees of the Company Group.

5.23 Withholding. Except as disclosed on Section 5.23 of the Company Disclosure Schedule, all obligations of the Company Group applicable to its employees, whether arising by operation of Law, by contract, by past custom or otherwise, or attributable to payments by the Company Group to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, social security benefits, social insurance, housing fund contributions or any other benefits for its employees with respect to the employment of said employees through the date hereof have been paid or adequate accruals therefor have been made on the Financial Statements in all material respects. Except as disclosed on Section 5.23 of the Company Disclosure Schedule, all reasonably anticipated material obligations of the Company Group with respect to such employees, whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business) in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company Group prior to the Closing Date.

5.24 Real Property.

(a)  Except as disclosed in Section 5.24(a) of the Company Disclosure Schedule, the Company Group does not own and has not owned any Owned Real Property. Other than as would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect, the Company Group has good title to the Owned Real Property described in Section 5.24(a) of the Company Disclosure Schedule, free and clear of all Liens (except for the Permitted Liens).

37

(b) Section 5.24(b) of the Company Disclosure Schedule sets forth the address of each Leased Real Property. The Company has made available to SPAC true and complete copies of all Leases under which the Company Group uses or occupies or has the right to use or occupy any Leased Real Property. Except as would not be material to the Company Group and to the knowledge of the Company Group, (i) the Company Group has a good and valid leasehold or subleasehold interest in each relevant parcel of the Leased Real Property, free and clear of all Liens; (ii) each Lease is legal, valid, binding, enforceable and in full force and effect; (iii) the Company Group has not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; (iv) the Company Group has not collaterally assigned or granted any other security interest in such Lease or any interest therein; (v) the Company Group’s possession and quiet enjoyment of the Leased Real Property under such Lease has not been disturbed, and there are no disputes with respect to such Lease; and (vi) the Company Group is not in breach or violation of, or default under any Lease and to the knowledge of the Company Group, no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease.

(c)  As of the date hereof, no party to any Lease has given written notice to the Company Group of, or made a written claim against the Company Group with respect to, any breach or default thereunder. As of the date hereof, the Company Group has not received written notice of the existence of any outstanding Order, and, to the knowledge of the Company Group, there is no such Order threatened, relating to the ownership, lease, use, occupancy or operation by any Person of any Leased Real Property.

5.25 Tax Matters.

(a)  Except in each case as to matters that would not, individually or in the aggregate, be material to the Company Group, (i) each of the Company and its Subsidiaries has duly and timely filed all Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate and disclose all Taxes required to be paid; (iii) except as set forth on Section 5.25(a) of the Company Disclosure Schedule, all such Tax Returns have been examined by the relevant Taxing Authority or the period for assessment for Taxes in respect of such Tax Returns has expired; (iv) there is no Action, pending or proposed in writing or, to the knowledge of the Company Group, threatened, with respect to Taxes of the Company or any Subsidiary or for which a Lien may be imposed upon any of the Company Group’s assets; (v) no statute of limitations in respect of the assessment or collection of any Taxes of the Company or any Subsidiary for which a Lien may be imposed on any of the Company Group’s assets has been waived or extended, which waiver or extension is in effect, except for automatic extensions of time to file Tax Returns obtained in the ordinary course of business; (vi) the Company and each Subsidiary has complied with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company or any Subsidiary; (vii) none of the assets of the Company Group is required to be treated as owned by another Person for U.S. federal income Tax purposes pursuant to Section 168(f)(8) of the Code (as in effect prior to its amendment by the Tax Reform Act of 1986); (viii) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Company Group; (ix) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or closing agreement with any Taxing Authority (within the meaning of Section 7121 of the Code or any analogous provision of the applicable Law), with respect to the Company or any Subsidiary; (x) except as set forth on Section 5.25(a) of the Company Disclosure Schedule, no claim has been made by a Taxing Authority in a jurisdiction where the Company or any Subsidiary has not paid any tax or filed Tax Returns, asserting that the Company or a Subsidiary is or may be subject to Tax in such jurisdiction; (xi) there is no outstanding power of attorney from the Company or any Subsidiary authorizing anyone to act on behalf of the Company or a Subsidiary in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of the Company or any Subsidiary; (xii) none of the Company or any Subsidiary is, or has ever been, a party to any Tax sharing or Tax allocation Contract, other than any customary commercial contract the principal subject of which is not Taxes; and (xiii) none of the Company or any Subsidiary is currently or has ever been included in any consolidated, combined or unitary Tax Return other than a Tax Return that includes only the Company Group.

38

(b)  The unpaid Taxes of the Company Group for the current fiscal year did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Financial Statements.

(c)  The Company is not aware of the existence of any fact, or any action it has taken (or failed to take) or agreed to take, that would reasonably be expected to prevent or impede any of the Mergers from qualifying for the Intended Tax Treatment. This Section 5.25(c) shall not apply to any fact or action specifically contemplated under this Agreement.

5.26 Environmental Laws.

(a) The Company Group has not (i) received any written notice of any alleged claim, violation of or Liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials so as to give rise to any Liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Materials Activities of the Company Group, except in each case as would not be material to the Company Group.

(b) The Company Group has been and is in compliance in all material respects with all Environmental Laws, including obtaining and complying with all Permits required pursuant to Environmental Laws. No Company Group is required by any Environmental Law (a) to perform an environmental audit or environmental assessment for Hazardous Materials, or (b) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

39

(c) The Company Group (or any other Person to the extent giving rise to liability for the Company Group) has not manufactured, distributed, treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released, or exposed any Person to, or owned or operated any property or facility which is or has been contaminated by, any Hazardous Materials, in each case, so as to give rise to any material liability (contingent or otherwise) to the Company Group, taken as a whole, under any Environmental Laws.

5.27 Powers of Attorney and Suretyships. Except as set forth on Section 5.27 of the Company Disclosure Schedule, the Company Group does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) outside the Company Group or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person outside the Company Group or other than as reflected in the Financial Statements.

5.28 Directors and Officers. Section 5.28 of the Company Disclosure Schedule sets forth a true, correct and complete list of all directors and officers of the Company Group.

5.29 Other Information. Neither this Agreement nor any of the documents or other information made available to SPAC or its Affiliates, attorneys, accountants, agents or representatives pursuant hereto or in connection with SPAC’s due diligence review of the business, assets, capitalization and other matters of the Company Group or the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. The Company Group has provided SPAC with all requested material information regarding the business conducted by the Company Group.

5.30 Certain Business Practices. The Company Group, its officers, directors, employees, and to the knowledge of the Company Group, its agents, representatives or other persons acting on its behalf, have complied with and are in compliance in all respects with Anti-Corruption Laws. Neither the Company Group nor any of its officers, directors, employees, nor to the knowledge of the Company Group, any of its agents, representatives or other persons acting on its behalf, (i) has offered, promised, given or authorized the giving of money or anything else of value, whether directly or through another person or entity, to (A) any Government Official or (B) any other Person with the knowledge that all or any portion of the money or thing of value will be offered or given to a Government Official, in each of the foregoing clauses (A) and (B) for the purpose of influencing any action or decision of the Government Official in his or her official capacity, including a decision to fail to perform his or her official duties, inducing the Government Official to use his or her influence with any Authority to affect or influence any official act, or otherwise obtaining an improper advantage; or (ii) has or will make or authorize any other person to make any payments or transfers of value which have the purpose or effect of commercial bribery, or acceptance or acquiescence in kickbacks or other unlawful or improper means of obtaining or retaining business. The Company Group has in place policies, procedures and controls that are reasonably designed to promote and ensure compliance with Anti-Corruption Laws.

40

5.31 Sanctions; Anti-Money Laundering. Neither the Company Group nor, to the knowledge of the Company Group, any of the Company Group’s Affiliates or its or their directors, officers, employees, agents or representatives, is, or is owned or controlled by one or more Persons that are: (i) the subject of any sanctions administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (OFAC) or the U.S. Department of State, the United Nations Security Council, the European Union, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria) or has conducted business with any Person or entity or any of its respective officers, directors, employees, agents, representatives or other Persons acting on its behalf that is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria). The operations of the Company Group are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company Group conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Authority (collectively, the “Anti-Money Laundering Laws”).

5.32 Not an Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

5.33 Insurance. Except as would not be material, individually or in the aggregate, to the Company Group: (a) all of the insurance policies held by, or forth benefit of, the Company Group with respect to policy periods that include the date of this Agreement are in full force and effect, and (b) the Company Group has not received any written notice of cancellation of any of such policies or of any material changes that are required in the conduct of the business of the Company Group as a condition to the continuation of coverage under, or renewal of, any of such policies.

5.34 Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of any member of the Company Group who might be entitled to any fee or commission from any Company Group, or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.35 Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Authority (including the SEC) with respect to the transactions contemplated by this Agreement or any Additional Agreements; (b) in the Registration Statement; or (c) in the mailings or other distributions to SPAC’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in any of the signing press release, the signing filing, the Closing press release and the Closing filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of SPAC or its Affiliates.

41

5.36 Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, condition (financial or otherwise) or assets of SPAC and the Acquisition Entities and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of SPAC and the Acquisition Entities for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of SPAC and the Acquisition Entities set forth in this Agreement and in any certificate delivered to the Company pursuant hereto, and the information provided by or on behalf of SPAC and the Acquisition Entities for the Registration Statement; and (b) none of SPAC, the Acquisition Entities or their respective representatives have made any representation or warranty as to SPAC or any of the Acquisition Entities or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to Company pursuant hereto.

5.37 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO SPAC, THE ACQUISITION ENTITIES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE V, NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES, AND THE COMPANY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE COMPANY AND ITS SUBSIDIARIES THAT HAVE BEEN MADE AVAILABLE TO SPAC OR ANY OF THE ACQUISITION ENTITIES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE COMPANY AND ITS SUBSIDIARIES BY THE MANAGEMENT OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY SPAC OR ANY ACQUISITION ENTITY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE V. IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA. ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY THE COMPANY OR ANY OF ITS SUBSIDIARIES ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY SPAC OR ANY ACQUISITION ENTITY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

42

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF SPAC

Except as disclosed in the registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC that are available on the SEC’s website through EDGAR at least two (2) Business Days prior to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits, amendments, restatements or supplements thereto, the “SPAC SEC Documents”), SPAC represents and warrants to the Company that:

6.1 Corporate Existence and Power. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has all requisite power and authority, corporate and otherwise, to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing can be cured without material cost or expense. SPAC has heretofore made available to the Company accurate and complete copies of its Organizational Documents, as currently in effect. SPAC is not in violation of any provision of its Organizational Documents in any material respect.

6.2 Authorization. SPAC has the requisite power and authority to execute and deliver this Agreement and each Additional Agreement to which it is a party and to perform all obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by SPAC of this Agreement and the Additional Agreements to which it is a party and the consummation by SPAC of the transactions contemplated hereby and thereby are within the corporate powers of SPAC and have been duly authorized by all necessary corporate action on the part of SPAC, subject to the receipt of the Required SPAC Shareholder Approval. This Agreement has been, and each Additional Agreement (when executed and delivered by SPAC) to which SPAC a party and the consummation of the transactions contemplated hereby and thereby: (a) have been duly and validly authorized by the board of directors of SPAC, and (b) other than the Required SPAC Shareholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement (including, without limitation, the authorization, execution and registration of the First Plan of Merger and Second Plan of Merger, and the adoption of the amended and restated memorandum and articles of association of Initial SPAC Surviving Sub and the Subsequent SPAC Surviving Sub), on the part of SPAC are necessary to authorize the execution and delivery of this Agreement and each Additional Agreement to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Additional Agreement to which SPAC is a party shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement and such Additional Agreements by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought.

43

6.3 Governmental Authorization. Other than as required under applicable Laws or as otherwise set forth in this Agreement (including, without limitation, the registration of the First Plan of Merger and Second Plan of Merger, the amended and restated memorandum and articles of association of Initial SPAC Surviving Sub and Subsequent SPAC Surviving Sub, and filing of the updated register of directors of the Initial SPAC Surviving Sub and Subsequent SPAC Surviving Sub with the Registrar of Company and the Cayman Islands), neither the execution, delivery nor performance by SPAC of this Agreement or any Additional Agreements requires any consent, approval, permit, license or other action by or in respect of, or registration, declaration or filing with any Authority.

6.4  Non-Contravention. The execution, delivery and performance by SPAC of this Agreement and any Additional Agreements to which it is a party do not and will not (a) contravene or conflict with the Organizational Documents of SPAC, or (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to SPAC, except, in cases of (b), for such contravention or conflict that would not reasonably be expected to have a material adverse effect on the ability of SPAC to consummate the transactions contemplated by this Agreement or any of the Additional Agreements.

6.5  Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of SPAC or other Affiliates who might be entitled to any fee or commission from the SPAC, the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

6.6  Capitalization.  As of the date hereof, SPAC is authorized to issue a maximum of 201,000,000 shares with a par value of $0.0001 per share divided into two classes of shares, namely, (i) 200,000,000 SPAC Ordinary Shares with a par value of $0.0001 per share and (ii) 1,000,000 preferred shares with a par value of $0.0001 per share, of which 9,034,200 SPAC Ordinary Shares (6,900,000 shares of which are subject to redemption). No other shares or other voting securities of SPAC are issued, reserved for issuance or outstanding. All issued and outstanding SPAC Ordinary Shares are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Laws of Cayman Islands, SPAC’s Organizational Documents or any contract to which SPAC is a party or by which SPAC is bound. Except as set forth in SPAC’s Organizational Documents, there are no outstanding contractual obligations of SPAC to repurchase, redeem or otherwise acquire any SPAC Ordinary Shares or any capital equity of SPAC. There are no outstanding contractual obligations of SPAC to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

44

6.7 Trust Fund. As of the date of this Agreement, SPAC has at least $74,000,000 in the trust fund established by SPAC for the benefit of its public shareholders in a United States-based account located in the United States, maintained by the Trustee (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940, as amended) and held in trust by the Trustee pursuant to the Investment Management Trust Agreement. There are no separate agreements, side letters or other agreements or understandings (whether written, unwritten, express or implied) that would cause the description of the Trust Agreement in the SPAC SEC Documents to be inaccurate in any material respect or, to SPAC’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account. Prior to the Closings, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Organizational Documents of SPAC and the Trust Agreement. SPAC has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and, to the knowledge of SPAC, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. As of the date of this Agreement, there are no claims or proceedings pending with respect to the Trust Account. Since the consummation of the IPO, SPAC has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, SPAC shall have no further obligation under either the Trust Agreement or the Organizational Documents of SPAC to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.

6.8  Listing. As of the date hereof, SPAC Units, SPAC Ordinary Shares, SPAC Warrants and SPAC Rights are listed on the Nasdaq Stock Market LLC, with trading symbols “ATMCU”, “ATMC”. “ATMCW” and “ATMCR”.

6.9 Reporting Company. SPAC is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Exchange Act, and the SPAC Ordinary Shares, SPAC Warrants, and SPAC Rights are registered pursuant to Section 12(b) of the Exchange Act.

6.10 Board Approval. The board of directors of SPAC (including any required committee or subgroup of such board) has (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the shareholders of SPAC, and (iii) determined that the transactions contemplated hereby constitute a “Business Combination” as such term is defined in SPAC’s Organizational Documents.

45

6.11 SPAC SEC Documents and Financial Statements.

(a)  SPAC has filed in a timely manner all required SPAC SEC Documents. None of the SPAC SEC Documents, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b) As of the Effective Date, (i) the SPAC Ordinary Shares, SPAC Warrants, and SPAC Rights are listed on Nasdaq, (ii) SPAC has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such SPAC Securities, (iii) there are no Actions pending or, to the Knowledge of SPAC, threatened against SPAC by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such SPAC Securities on Nasdaq and (iv) such SPAC Securities are in compliance in all material respects with all of the applicable corporate governance rules of Nasdaq.

(c) The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SPAC SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto (“SPAC Financials”), were prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of SPAC as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(d) Except as and to the extent reflected or reserved against in the SPAC Financials, the SPAC has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that are not adequately reflected or reserved on or provided for in the SPAC Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since the SPAC’s formation in the ordinary course of business.

6.12 Litigation. There is no Action (or any basis therefore) pending against SPAC, any of its officers or directors or any of its securities or any of its assets or Contracts before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements, other than as would not, individually or in the aggregate, have a material adverse effect on the ability of SPAC to consummate the transactions contemplated by this Agreement or any of the Additional Agreements.

46

6.13 Compliance with Laws. SPAC is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business, and SPAC is not under investigation with respect to any violation or alleged violation of, any Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign in any material respect, nor is there any basis for any such charge and SPAC has not previously received any subpoenas by any Authority.

6.14 Tax Matters.

(a) Except in each case as to matters that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to consummate the transactions contemplated by this Agreement or any Additional Agreement: (i) SPAC has duly and timely filed all Tax Returns which are required to be filed by or with respect to it and such Tax Returns are accurate and complete in all material respects, and SPAC has paid or caused to be paid all material Taxes required to be paid by SPAC, other than such Taxes for which adequate reserves in the SPAC Financials have been established in accordance with GAAP; (ii) all such Tax Returns are true, correct and complete and accurate and disclose all Taxes required to be paid; (iii) there is no Action, pending or proposed in writing or, to the knowledge of SPAC, threatened, with respect to Taxes of SPAC or for which a Lien may be imposed upon SPAC’s assets; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of SPAC for which a Lien may be imposed on any of SPAC’s assets has been waived or extended, which waiver or extension is in effect, except for automatic extensions of time to file Tax Returns obtained in the ordinary course of business; (v) SPAC has complied with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by SPAC; (vi) none of the assets of SPAC are required to be treated as owned by another Person for U.S. federal income Tax purposes pursuant to Section 168(f)(8) of the Code (as in effect prior to its amendment by the Tax Reform Act of 1986); (vii) there are no Liens (other than Permitted Liens) for Taxes upon any of the assets of SPAC; (viii) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or closing agreement with any Taxing Authority (within the meaning of Section 7121 of the Code or any analogous provision of the applicable Law), with respect to SPAC; (ix) no claim has been made by a Taxing Authority in a jurisdiction where SPAC has not paid any tax or filed Tax Returns, asserting that SPAC is or may be subject to Tax in such jurisdiction; (x) there is no outstanding power of attorney from SPAC authorizing anyone to act on behalf of such party in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of that party; (xi) SPAC is not, nor has it ever been, a party to any Tax sharing or Tax allocation Contract, other than any customary commercial contract the principal subject of which is not Taxes; and (xii) SPAC is not currently nor has it ever been included in any consolidated, combined or unitary Tax Return.

47

(b)  The unpaid Taxes of SPAC for the current fiscal year did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Financial Statements.

(c)  SPAC is not aware of any fact, or any action it has taken (or failed to take) or agreed to take, that would reasonably be expected to prevent or impede any of the Mergers from qualifying for the Intended Tax Treatment. This Section 6.15(c) shall not apply to any fact or action specifically contemplated under this Agreement.

6.15 Employees and Employee Benefit Plans. SPAC does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any Liability under, any Benefit Plans.

6.16 Properties. SPAC does not own, license or otherwise have any right, title or interest in any material Intellectual Property. SPAC does not own or lease any material real property or material Personal Property.

6.17 Acquisition Entities Activities. Since formation, none of the Acquisition Entities have engaged in any business activities other than as contemplated by this Agreement, own directly or indirectly any ownership, equity, profits or voting interest in any Person or have any assets or Liabilities except those incurred in connection with this Agreement and the Additional Documents to which such Acquired Entity is a party and the Transactions, and, other than this Agreement and the Additional Documents to which it is a party, none of the Acquisition Entities are party to or bound by any Contract.

6.18 Investment Company Act. The SPAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, or required to register as an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

6.19 Certain Business Practices.

(a) Neither SPAC, nor, to the Knowledge of SPAC, any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law, (iii) made any other unlawful payment or (iv) since the formation of SPAC, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder SPAC or assist it in connection with any actual or proposed transaction.

(b) The operations of the SPAC are and have been conducted at all times in material compliance with anti-money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving SPAC with respect to any of the foregoing is pending or, to the Knowledge of SPAC, threatened.

48

(c) None of the SPAC or any of its directors or officers, or, to the Knowledge of SPAC, any other Representative acting on behalf of the SPAC is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the SPAC has not, in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

6.20 Independent Investigation. SPAC has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose. SPAC acknowledges and agrees that: in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement (including the related portions of the Company Disclosure Schedules) and in any certificate delivered to SPAC pursuant hereto, and the information provided by or on behalf of the Company for the Registration Statement.

6.21 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY, OR ANY OF ITS RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA). EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE VI, NEITHER SPAC NOR ANY OTHER PERSON MAKES, AND SPAC EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE. EXPRESS OR IMPLIED, AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF SPAC AND ITS SUBSIDIARIES THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF SPAC AND ITS SUBSIDIARIES BY THE MANAGEMENT OF SPAC OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE VI, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY SPAC ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF SPAC, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

49

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF ACQUISITION ENTITIES

The Acquisition Entities, jointly and severally, represent and warrant to the Company and SPAC that:

7.1  Corporate Existence and Power. Each Acquisition Entity is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has all requisite power and authority, corporate and otherwise, to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

7.2  Authorization. Each Acquisition Entity has the requisite power and authority to execute and deliver this Agreement and each Additional Agreement to which it is a party and to perform all obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each Acquisition Entity of this Agreement and the Additional Agreements to which it is a party and the consummation by the Acquisition Entities of the transactions contemplated hereby and thereby are within the corporate powers of the Acquisition Entities and, other than as set forth elsewhere in this Agreement (including, without limitation, the authorization, execution and registration of the First Plan of Merger and Second Plan of Merger, and the adoption of the amended and restated memorandum and articles of association of Initial SPAC Surviving Sub and the Subsequent SPAC Surviving Sub) have been duly authorized by all necessary corporate action on the part of the Acquisition Entities. This Agreement has been, and each Additional Agreement (when executed and delivered by relevant Acquisition Entity) will be, duly and validly executed and delivered by relevant Acquisition Entity, and assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each the Additional Agreement (when executed and delivered by applicable Acquisition Entity) will constitute, a valid and legally binding obligation of the relevant Acquisition Entity, enforceable against the relevant Acquisition Entity in accordance with their representative terms subject to the Bankruptcy and Equity Exception.

7.3  Governmental Authorization. Other than as required under applicable Laws, neither the execution, delivery nor performance by the Acquisition Entities of this Agreement or any Additional Agreements requires any consent, approval, permit, license or other action by or in respect of, or registration, declaration or filing with any Authority.

50

7.4  Non-Contravention. The execution, delivery and performance by any Acquisition Entity of this Agreement and any Additional Agreements to which it is a party do not and will not (a) contravene or conflict with the Organizational Documents of relevant Acquisition Entity, or (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to relevant Acquisition Entity, except, in cases of (b), for such contravention or conflict that would not reasonably be expected to have a material adverse effect on the ability of the Acquisition Entities to consummate the transactions contemplated by this Agreement or any of the Additional Agreements.

7.5 Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of any Acquisition Entity or any of its Affiliates who might be entitled to any fee or commission from the Company, or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

7.6 Issuance of Shares. The Per Share Merger Consideration and the PubCo Ordinary Shares issuable to SPAC Shareholders, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable, free and clear of any Liens and not subject to or issued in violation of any right of any third party pursuant to any contract to which PubCo bound, applicable Law or PubCo’ Organizational Documents.

7.7  Capitalization.

(a)  As of the date of this Agreement, the authorized share capital of PubCo consists of one share (the “PubCo Share”) which is issued and outstanding as of the date of this Agreement. The authorized share capital of Merger Sub 1 consists of one share (the “Merger Sub 1 Share”) which is issued and outstanding as of the date of this Agreement. The authorized share capital of Merger Sub 2 consists of one share (the “Merger Sub 2 Share”) which is issued and outstanding as of the date of this Agreement. The authorized share capital of Merger Sub 3 consists of one share (the “Merger Sub 3 Share”) which is issued and outstanding as of the date of this Agreement. The PubCo Ordinary Share, the Merger Sub 1 Share, the Merger Sub 2 Share and the Merger Sub 3 Share, and any PubCo Ordinary Shares and shares of Merger Sub 1, Merger Sub 2 and Merger Sub 3 that will be issued pursuant to the transactions contemplated under this Agreement, (i) have been, or will be prior to such issuance, duly authorized and have been, or will be at the time of issuance, validly issued and are fully paid, (ii) were, or will be, issued, in compliance in all material respects with applicable Law, and (iii) were not, and will not be, issued in breach or violation of any preemptive rights or Contract.

(b)  Except as set forth in Section 7.7(a), (i) no Acquisition Entity has authorized, outstanding or issued any equity securities; (ii) no Acquisition Entity is obligated to issue, sell or transfer any equity securities; (iii) no Acquisition Entity is a party or subject to any Contract that affects or relates to the voting or giving of written consents with respect to, or the right to cause the redemption, or repurchase of, any equity security of such Acquisition Entity; (iv) no Acquisition Entity has granted any registration rights or information rights to any other Person; (v) there are no phantom shares and there are no voting or similar agreements entered into by any Acquisition Entity which relate to the share capital, registered capital or charter capital of such Acquisition Entity; and (vi) no Acquisition Entity has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of such Acquisition Entity on any matter or any agreements to issue such bonds, debentures, notes or other obligations.

51

(c)  PubCo does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity, other than, (i) as of the date of this Agreement, Merger Sub 1, Merger Sub 2 and Merger Sub 3, (ii) immediately after the First Closing, Initial SPAC Surviving Sub, Merger Sub 2 and Merger Sub 3, (iii) immediately after the Second Closing, Subsequent SPAC Surviving Sub and Merger Sub 3 and (iv) immediately after the Acquisition Closing, Subsequent SPAC Surviving Sub and the Surviving Company. None of Merger Sub 1, Merger Sub 2 or Merger Sub 3 owns or controls, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity.

7.8 Board Approval. The sole director of each of the Acquisition Entities has (a) declared the advisability of the transactions contemplated by this Agreement, and (b) determined that the transactions contemplated hereby are in the best interests of the shareholders of the Acquisition Entities, as applicable.

7.9 Litigation. There is no Action (or any basis therefore) pending against any Acquisition Entities, any of its officers or directors or any of its securities or any of its assets or Contracts before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements, other than as would not, individually or in the aggregate, have a material adverse effect on the ability of the Acquisition Entities to consummate the transactions contemplated by this Agreement or any of the Additional Agreements.

7.10 Compliance with Laws. No Acquisition Entity is in violation of, has violated, under investigation with respect to any violation or alleged violation of, any Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign in any material respect, nor is there any basis for any such charge and no Acquisition Entity has previously received any subpoenas by any Authority.

7.11 Not an Investment Company. No Acquisition Entity is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

7.12 Business Activities. Each Acquisition Entity was formed solely for the purpose of effecting the transactions contemplated under this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated under this Agreement and has no, and at all times prior to the Acquisition Closing except as expressly contemplated by the Additional Agreements and the transactions contemplated under this Agreement, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

7.13 U.S. Entity Classification Elections. Merger Sub 2 will elect to be disregarded as an entity separate from PubCo for U.S. federal income tax purposes effective as of the day of its formation and will not subsequently change such classification. Merger Sub 3 will elect to be treated as disregarded as an entity separate from its owner for U.S. federal income tax purposes effective as of the day of its formation. On the Closing Date, Merger Sub 3 will elect to be treated as a corporation for U.S. federal income tax purposes, effective as of the start of the day on the Closing Date and prior to the Acquisition Merger.

52

7.14 Intended Tax Treatment. No Acquisition Entity has taken any action (nor permitted any action to be taken), or is aware of any fact or circumstance, that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment of any of the Mergers.

7.15 Foreign Private Issuer. PubCo is and shall be at all times commencing from the date 30 days prior to the first filing of the Proxy Statement and Registration Statements with the SEC through the Acquisition Closing, a foreign private issuer as defined in Rule 405 under the Securities Act.

7.16 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY, OR ANY OF ITS RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA). EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE VII, NONE OF THE ACQUISITION ENTITIES NOR ANY OTHER PERSON MAKES, AND THE ACQUISITION ENTITIES EXPRESSLY DISCLAIM, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE. EXPRESS OR IMPLIED, AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE ACQUISITION ENTITIES THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE ACQUISITION ENTITIES BY THE MANAGEMENT THEREOF OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE VII, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY THE ACQUISITION ENTITIES ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE ACQUISITION ENTITIES, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

53

ARTICLE VIII

COVENANTS OF THE RELEVANT PARTIES PENDING CLOSING

During the period from the Effective Date and continuing until the earlier of the termination of this Agreement in accordance with Article XIII or the Closing (the “Interim Period”), each of the Company, SPAC, and the Acquisition Entities covenants and agrees that:

8.1  Conduct of the Business. (a) From the date hereof until the Acquisition Merger Effective Time, except as expressly contemplated or permitted by this Agreement or Additional Agreements or as required by applicable Law (including for this purposes any COVID-19 measures), each party shall, and shall cause its Subsidiaries to, (A) conduct their respective business only in the ordinary course consistent with past practice in all material respects, and (B) use its reasonable best efforts to preserve intact its assets, keep available the services of its current officers and key employees and maintain in all material respects its current relationships with suppliers, customers and other third parties with which it has material business relations. Without limiting the generality of the foregoing, except as expressly contemplated or permitted by this Agreement or Additional Agreements or as required by applicable Law (including for this purposes any COVID-19 measures), from the date hereof until the Acquisition Merger Effective Time, without the prior written consent of the Company and SPAC (provided that (y) such written consent shall not be unreasonably withheld, and (z) such other party shall respond to such request for written consent as soon as practicable and such written consent shall be deemed given if such other party does not respond to such request with three (3) Business Days after the receipt of the request), each of the parties hereto shall not, and shall cause its Subsidiaries not to:

(i)  amend, modify or supplement its Organizational Documents other than pursuant to this Agreement;

(ii) adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of any shares or other equity or voting securities of the Company other than pursuant to this Agreement;

(iii) modify, amend, enter into, consent to the termination of, or waive any material rights under, any Company Material Contract (or any Contract that would be a Company Material Contract if such Contract has been entered into prior to the date hereof), except for in ordinary course of business consistent with past practice;

(iv) make any capital expenditures in excess of US$250,000 (individually or in the aggregate), except for in ordinary course of business consistent with past practice;

(v) sell, transfer, lease, license, grant or incur any Lien on, or otherwise dispose of any of the Company Group’s assets or Intellectual Property Rights, except sales of products to customers in the ordinary course of business consistent with past practice and not exceeding US$250,000;

54

(vi) pay, declare or promise to pay any dividends or other distributions with respect to its share capital, or pay, declare or promise to pay any other payments to any shareholder (other than, in the case of any shareholder that is an employee, payments of salary accrued in said period at the current salary rate), except for in connection with the Restructuring (defined in Section 9.3) in which case no written consent would be required;

(vii) (A) grant, accelerate or amend the terms of any equity awards to any employee of the Company Group or to any person, or (B) establish, adopt, amend or terminate the Company Plan or any other equity incentive plan except the termination of the Company Plan and the adoption of the 2024 Equity Incentive Plan of PubCo as contemplated by this Agreement;

(viii) obtain or incur any loan or other Indebtedness in excess of US$250,000, or assume, guarantee or otherwise become responsible for the obligations of any Person for Indebtedness, except for in ordinary course of business consistent with past practice;

(ix) commence, settle, release, waive or compromise any Action of or against any member of the Company Group (A) for an amount in excess of US$100,000, (B) that would impose any material restrictions on the business or operations of any member of the Company Group, or (C) that is brought by or on behalf of any current, former or purported holder of any share capital or other securities of any member of the Company Group relating to the Acquisition Merger; adopt or enter into a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any member of the Company Group;

(x)  acquire, whether by purchase, merger, spin off, consolidation, scheme of arrangement, amalgamation or acquisition of shares or assets, any assets, securities or properties, in aggregate, with a value or purchase price in excess of US$250,000 in any transaction or related series of transactions;

(xi) fail to maintain in full force and effect material insurance policies covering the Company Group and its properties, assets and businesses in a form and amount consistent with past practices;

(xii) make any change in its accounting principles or methods of accounting, other than as may be required by the applicable accounting principles or applicable Law;

(xiii) issue, sell, transfer, pledge, dispose of, place any Lien, redeem or repurchase any shares or other equity or voting securities of any member of the Company Group, or issue or grant any securities exchangeable for or convertible into any shares or other equity or voting securities of any member of the Company Group;

(xiv) make, change or revoke any material Tax election, amend any Tax Return, enter into any closing agreement or seek any ruling from any Authority with respect to material Taxes, surrender any right to claim a material refund of Taxes, settle or finally resolve any material controversy with respect to Taxes, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes, change any method of Tax accounting or Tax accounting period, initiate any voluntary Tax disclosure to any Authority, or incur any material amount of Taxes outside of the ordinary course of business; or

(xv) undertake any legally binding obligation to do any of the foregoing.

55

(b)  From the date hereof through the Closing Date, SPAC shall remain a “blank check company” as defined under the Securities Act, shall not conduct any business operations other than in connection with this Agreement and ordinary course operations to maintain its status as a Nasdaq-listed special purpose acquisition company pending the completion of the transactions contemplated hereby. Without limiting the generality of the foregoing, through the Closing Date, other than in connection with the transactions contemplated by this Agreement, without the Company’s prior written consent (which shall not be unreasonably withheld), SPAC shall not, and shall not cause its Subsidiaries to amend, waive or otherwise change the Investment Management Trust Agreement in any manner adverse to SPAC.

(c)  Neither party shall (i) take or agree to take any action that might make any representation or warranty of such party inaccurate or misleading in any material respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any material respect at any such time.

(d)  From the date hereof through the earlier of (x) termination of this Agreement in accordance with Article XIII and (y) the Acquisition Closing, other than in connection with the transactions contemplated hereby, none of the Company Group, SPAC or the Acquisition Entities, shall, and such Persons shall cause each of their respective officers, directors, Affiliates, managers, consultants, employees, representatives (including investment bankers, attorneys and accountants) and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning, or make any offers or proposals related to, any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction, (iii) enter into, engage in or continue any discussions or negotiations with respect to an Alternative Transaction with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to an Alternative Transaction or (iv) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. For purposes of this Agreement, the term “Alternative Transaction” shall mean any of the following transactions involving the Company Group, SPAC or the Acquisition Entities (other than the transactions contemplated by this Agreement): (1) any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, consolidation, liquidation or dissolution or other similar transaction, or (2) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than the sale, the lease, transfer or other disposition of assets in the ordinary course of business) or any class or series of the share capital or capital stock or other equity interests of the Company Group, SPAC or the Acquisition Entities in a single transaction or series of transactions.

56

8.2 Access to Information. From the date hereof until and including the Closing Date, the Company Group, SPAC and the Acquisition Entities shall, to the best of their abilities, (a) continue to give the other parties, their legal counsel and other representatives full access to the offices, properties, and Books and Records, (b) furnish to the other parties, their legal counsel and other representatives such information relating to the business of the Company Group, SPAC or the Acquisition Entities as such Persons may reasonably request and (c) cause its respective employees, legal counsel, accountants and representatives to cooperate with the other parties in such other parties’ investigation of its business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company Group, SPAC or the Acquisition Entities and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company Group, SPAC or the Acquisition Entities. Notwithstanding anything to the contrary in this Agreement, neither party shall be required to provide the access described above or disclose any information if doing so is reasonably likely to (i) result in a waiver of attorney client privilege, work product doctrine or similar privilege or (ii) violate any contract to which it is a party or to which it is subject or applicable Law, provided that the non-disclosing party must advise the other parties that it is withholding such access and/or information and (to the extent reasonably practicable) and provide a description of the access not granted and/or information not disclosed.

8.3 Notices of Certain Events. Each party shall promptly notify the other party of:

(a)  any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action by or on behalf of such Person or result in the creation of any Lien on any Company Ordinary Share or share capital or capital stock of SPAC or the Acquisition Entities or any of the Company Group’s, SPAC’s or the Acquisition Entities’ assets;

(b)  any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)  any Actions commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)  the occurrence of any fact or circumstance which constitutes or results, or might reasonably be expected to constitute or result, in a Material Adverse Effect; and

(e)  the occurrence of any fact or circumstance which results, or might reasonably be expected to result, in any representation made hereunder by such party to be false or misleading in any material respect or to omit or fail to state a material fact.

57

8.4 SEC Filings.

(a)  The Company Group acknowledges that:

(i)  SPAC’s shareholders must approve the transactions contemplated by this Agreement prior to the Acquisition Merger contemplated hereby being consummated and that, in connection with such approval, SPAC must call a special meeting of its shareholders requiring SPAC to prepare and file with the SEC a Proxy Statement and Registration Statement;

(ii)  SPAC will be required to file Quarterly and Annual reports that may be required to contain information about the transactions contemplated by this Agreement; and

(iii) SPAC will be required to file a Form 8-K to announce the transactions contemplated hereby and other significant events that may occur in connection with such transactions.

(b) In connection with any filing SPAC make with the SEC that requires information about the transactions contemplated by this Agreement to be included, the Company Group will, and will use its best efforts to cause its Affiliates, in connection with the disclosure included in any such filing or the responses provided to the SEC in connection with the SEC’s comments to a filing, to use their best efforts to (i) cooperate with SPAC, (ii) respond to questions about the Company Group required in any filing or requested by the SEC, and (iii) provide any information requested by SPAC in connection with any filing with the SEC.

(c) Company Group Cooperation. The Company Group acknowledges that a substantial portion of the filings with the SEC and mailings to each shareholder of SPAC with respect to the Proxy Statement shall include disclosure regarding the Company Group and its management, operations and financial condition. Accordingly, the Company Group agrees to as promptly as reasonably practical provide PubCo and SPAC with such information as shall be reasonably requested by PubCo and SPAC for inclusion in or attachment to the Proxy Statement, that is accurate in all material respects and complies as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and in addition shall contain substantially the same financial and other information about the Company Group and its stockholders or shareholders as is required under Regulation 14A of the Exchange Act regulating the solicitation of proxies. The Company Group understands that such information shall be included in the Proxy Statement and/or responses to comments from the SEC or its staff in connection therewith and mailings. The Company Group shall cause their managers, directors, officers and employees to be reasonably available to PubCo and SPAC and their counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC.

8.5 The Registration Statement.

(i) As promptly as practicable after the date hereof, SPAC, PubCo and the Company shall jointly prepare, and PubCo and SPAC shall jointly file with the SEC, (i) in preliminary form, a proxy statement in connection with the transactions contemplated by this Agreement (as amended or supplemented, the “Proxy Statement”) to be filed as part of the Registration Statement and to be sent to the shareholders of SPAC in advance of the an extraordinary general meeting of SPAC shareholders, as adjourned (the “SPAC Special Meeting”), for the purpose of, among other things, (A) providing the public shareholders of SPAC an opportunity to redeem their SPAC Shares in accordance with SPAC’s Organizational Documents and the Prospectus, and (B) soliciting proxies from SPAC shareholders to vote at the SPAC Special Meeting, as adjourned or postponed, on the SPAC Shareholder Approval Matters (as defined below), and (ii) the Registration Statement, in which the Proxy Statement will be included as a prospectus.

58

(ii) The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from SPAC shareholders to vote, at the SPAC Special Meeting, in favor of resolutions approving (i) the adoption and approval of this Agreement and the transactions contemplated hereby or referred to herein, (ii) the approval of the First Plan of Merger; (iii) the adoption of the memorandum and articles of association of PubCo by PubCo in substantially the form set forth in Exhibit C (the “Amended PubCo Charter”), (iv) the approval of an equity incentive plan of PubCo in form and substance reasonably satisfactory to SPAC and the Company (the “2024 Equity Incentive Plan of PubCo”), (v) the issuance of the Earnout Shares, (vi) any other proposals that the parties hereto agree are necessary or desirable to consummate the transactions contemplated by this Agreement (including, without limitation, the adoption and approval of the memorandum and articles of association of the Merger Sub 1, as in effect immediately prior to the First SPAC Merger Effective Time, as the memorandum and articles of the association of the Initial SPAC Surviving Sub at the First SPAC Merger Effective Time), and (vii) the adjournment of the SPAC Special Meeting, if necessary or desirable in the reasonable determination of SPAC (collectively, the “SPAC Shareholder Approval Matters”). If on the date for which SPAC Special Meeting is scheduled, SPAC has not received proxies representing a sufficient number of shares to obtain the Required SPAC Shareholder Approval (as defined below), whether or not a quorum is present, SPAC may make one or more successive postponements or adjournments of SPAC Special Meeting.

(iii) In connection with the Registration Statement, SPAC and PubCo will jointly file, with the Company’s reasonable cooperation, with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable proxy solicitation and registration statement rules set forth in SPAC’s Organizational Documents and applicable Laws of the Cayman Islands, applicable Laws of the Cayman Islands and the rules and regulations of the SEC and Nasdaq. SPAC (and its counsel), PubCo (and its counsel) and the Company (and its counsel) shall provide each other party with a reasonable opportunity to review and comment on the Registration Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide PubCo and SPAC with such information concerning the Company Group and its equity holders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not materially misleading. If required by applicable SEC rules or regulations, such financial information provided by the Company Group must be reviewed or audited by the Company Group’s auditors. SPAC shall provide such information concerning SPAC and its equity holders, officers, directors, employees, assets, liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto, which information provided by SPAC shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not materially misleading. Each Acquisition Entity shall provide such information concerning the relevant Acquisition Entity and its equity holders, officers, directors, employees, assets, liabilities, condition (financial or otherwise), business and operations, as applicable, that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto, which information provided by the relevant Acquisition Entity shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not materially misleading. SPAC and PubCo will use all commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Acquisition Merger and the transactions contemplated hereby.

59

(iv) Each of SPAC, PubCo and the Company shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other applicable Laws in connection with the Registration Statement and the Proxy Statement. Each of SPAC, PubCo and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, as applicable, upon reasonable advance notice, available at a reasonable time and location to the Company, PubCo, SPAC and their respective representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Registration Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Registration Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. SPAC and PubCo shall jointly amend or supplement the Registration Statement and cause the Registration Statement, as so amended or supplemented, to be filed with the SEC and SPAC shall cause the Proxy Statement to be disseminated to SPAC’s shareholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the SPAC’s Organizational Documents.

(v) SPAC, PubCo and the Company shall promptly respond to any SEC comments on the Registration Statement and shall otherwise use their respective commercially reasonable efforts to cause the Registration Statement to “clear” comments from the SEC and become effective. Each Party shall provide the other Party with copies of any written comments, and shall inform the other Party of any material oral comments, that such Party or its representatives receive from the SEC or its staff with respect to the Registration Statement and the Proxy Statement promptly after the receipt of such comments and shall give the other Party a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(vi) As soon as practicable following the Registration Statement “clearing” comments from the SEC and being declared effective by the SEC, SPAC shall distribute the Proxy Statement to SPAC’s shareholders, and, pursuant thereto, shall call SPAC Special Meeting in accordance with applicable Laws of the Cayman Islands as promptly as practicable.

8.6 Trust Account. The Company Group and the Acquisition Entities acknowledge that SPAC shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Investment Management Trust Agreement and for the payment of (i) all amounts payable to shareholders of SPAC holding SPAC Units or SPAC Ordinary Shares who shall have validly redeemed their SPAC Units or SPAC Ordinary Shares upon acceptance by the SPAC of such SPAC Units or SPAC Ordinary Shares, (ii) the expenses of SPAC to the third parties to which they are owed (including, without limitation, extension deposits made by Sponsor, SPAC’s legal fees, accounting fees, audit fees, SEC filing and registration fees, proxy solicitation fees, transfer agent fees, charter extension fees or payments, accrued but unpaid transaction expenses, deferred IPO fees and deferred advisor fees), (iii) the Deferred Underwriting Amount to the underwriter in the IPO and (iv) the remaining monies in the Trust Account to SPAC. Except as otherwise expressly provided in the Investment Management Trust Agreement, SPAC shall not agree to, or permit, any amendment or modification of, or waiver under, the Investment Management Trust Agreement without the prior written consent of the Company.

8.7 Directors’ and Officers’ Indemnification and Insurance.

(a) The parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of SPAC (the “D&O Indemnified Persons”) as provided in their respective Organizational Documents, in each case as in effect on the date of this Agreement, or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and SPAC in effect on the date hereof, shall survive the Acquisition Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Acquisition Merger Effective Time, PubCo shall cause the Organizational Documents of PubCo and Merger Sub 2 to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the Organizational Documents of SPAC to the extent permitted by applicable Law. The provisions of this Section 8.7 shall survive the Acquisition Closing and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and representatives.

60

(b) PubCo and Merger Sub 2 shall, or shall cause its Affiliates to, obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from the Closing Date, for the benefit of the D&O Indemnified Persons (the “D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than SPAC’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage; with respect to the current or former directors and officers of SPAC, provided that in no event shall the PubCo be required to expend for such policies pursuant to this Section 8.7(b) an annual premium amount in excess of 300% of the amount per annum payable by SPAC under its currently effective D&O insurance policies as of the date of this Agreement. PubCo shall cause such D&O Tail Insurance to be maintained in full force and effect, for its full term, and cause its Subsidiaries to honor all obligations thereunder. If any claim is asserted or made within such six-year period, the provisions of this Section 8.7 shall be continued in respect of such claim until the final disposition thereof.

(c) PubCo shall enter into indemnification agreements, dated on or prior to the Closing Date, with each member of the board of directors of PubCo.

(d) Notwithstanding anything contained in this Agreement to the contrary, this Section 8.7 shall survive the Acquisition Merger Effective Time indefinitely and shall be binding, jointly and severally, on all successors and assigns of the Surviving Company. In the event that the Surviving Company or any of its successors or assigns consolidates with or merges into another Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Company shall succeed to the obligations set forth in this Section 8.7.

8.8 Board of Directors of PubCo. Immediately after the Acquisition Merger Effective Time, PubCo’s board of directors shall consist of five (5) directors, including three (3) directors designated by the Company prior to the Closing, at least one (1) of whom shall be an independent director, and two (2) independent directors designated by SPAC.

8.9 Reporting and Compliance with Laws. From the date hereof through the Closing Date, SPAC, the Acquisition Entities and the Company Group shall duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities, pay any and all Taxes required by any Taxing Authority and duly observe and conform in all material respects, to all applicable Laws and Orders.

8.10 Fairness Opinion. As soon as reasonably practicable after the execution of this Agreement, SPAC shall have received the opinion of a reputable financial advisory or valuation firm that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the Merger Consideration to be paid by PubCo pursuant to this Agreement is fair from a financial point of view to SPAC, and shall deliver a copy of such opinion to the Company.

61

8.11 Transaction Financing. During the Interim Period, (a) the Company shall use its reasonable best efforts to obtain transaction financing in the aggregate amount of at least US$3,750,000, in the form of firm written commitments from investors acceptable to SPAC or in the form of good faith deposits made by investors for a private placement of equity, debt or other alternative financing to PubCo, on terms and conditions to be agreed by SPAC and the Company (a “PIPE Investment Procured by Company”), and (b) as long as the Company obtains the PIPE Investment Procured by Company, the SPAC shall use its reasonable best efforts to obtain additionally transaction financing on terms reasonably satisfactory to SPAC and the Company (a “PIPE Investment Procured by SPAC” and together with the PIPE Investment Procured by Company, the “PIPE Investments”).

8.12 Organizational Documents. PubCo shall take all necessary actions under applicable Law to approve and adopt (a) the Amended PubCo Charter, which shall become effective at the First SPAC Merger Effective Time, and (b) the 2024 Equity Incentive Plan of PubCo, which shall become effective at the Acquisition Merger Effective Time.

ARTICLE IX
COVENANTS OF THE COMPANY AND THE ACQUISITION ENTITIES

The Company agrees that:

9.1 Annual and Interim Financial Statements. As soon as reasonably practicable after the date of this Agreement, and in any case on or prior to February 15, 2024, except to the extent such failure is due to SPAC’s failure to comply with its obligations pursuant to Section 8.5, the Company shall deliver to SPAC the PCAOB Audited Financial Statements and any other audited and unaudited consolidated balance sheets and the related audited or unaudited consolidated accounts of the Company that are required to be included in the Registration Statement. The Company and SPAC shall each use its reasonable best efforts (i) to assist the other, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any member of the Company Group or SPAC, in preparing in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Registration Statement and any other filings to be made by SPAC with the SEC in connection with the Transactions and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.

9.2 Company Shareholder Approval. The Company shall take, in accordance with the Cayman Companies Act, the Company’s Organizational Documents and other applicable Law, all action necessary to obtain the Company Shareholder Approval as promptly as reasonably practicable (but in no event later than five (5) Business Days after the effectiveness of the Registration Statement), including convening an extraordinary general meeting of its shareholders or obtaining written consent from all of its shareholders.

9.3 Acquisition Entities Shareholder Approval. Prior to the Acquisition Merger Effective Time, each of the Acquisition Entity agrees it shall take, in accordance with the Cayman Companies Act, its memorandum and articles of association and other applicable Law, all action necessary to obtain its shareholders’ approval as promptly as reasonably practicable (but in no event later than five (5) Business Days after the effectiveness of the Registration Statement), including convening an extraordinary general meeting of its shareholders or obtaining written consent from all of its shareholders.

62

ARTICLE X

COVENANTS OF ALL PARTIES HERETO

The parties hereto covenant and agree that:

10.1 Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and cooperate as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or reasonably desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

10.2 Tax Matters.

(a) PubCo shall retain (or cause the Company Group to retain) all books and records with respect to Tax matters of the Company Group for Pre-Closing Periods for at least seven (7) years following the Closing Date and to abide by all record retention agreements entered into by or with respect to the Company Group with any Taxing Authority.

(b) PubCo, SPAC, Acquisition Entities and the Company shall use their respective commercially reasonable efforts to cause the transactions contemplated herein to qualify for the Intended Tax Treatment and agree not to, and not to permit or cause any Affiliate or any Subsidiary to, take any actions or cause any action to be taken that such party reasonably expects would prevent, impair or impede the Intended Tax Treatment (other than actions contemplated under this Agreement).

(c) SPAC, Acquisition Entities or the Company, as applicable, shall promptly notify the other party in writing if, before the Initial Closing Date or Closing Date, as applicable, it determines that it is not reasonable for the Initial Mergers or Acquisition Merger to qualify for the Intended Tax Treatment, as applicable. Following such notice, the notifying party may propose amendments to the terms of this Agreement that such person believes could reasonably facilitate such qualification without adversely affecting the rights and commercial position of SPAC, Acquisition Entities, the Company, and their respective shareholders and warrant or option holders. In that case, each other party shall consider in good faith the proposed amendments and, if it determines in good faith that they would not result in unreasonable delay to Initial Closing and/or Acquisition Closing and would not adversely affect the rights or commercial position of SPAC, the Company, and their respective shareholders and warrant or option holders, the parties shall use commercially reasonable efforts to effect any such amendments.

(d) In the event that PubCo determines after Acquisition Closing that PubCo is a PFIC for any taxable year, PubCo shall provide sufficient information to PubCo’s shareholders to make a timely “qualified electing fund” election within the meaning of Section 1295 of the Code with respect to PubCo.

(e) In the event that the SEC requests or requires a tax opinion regarding any aspect of the Intended Tax Treatment, each party shall use reasonable best efforts to execute and deliver customary tax representation letters to each other party’s tax advisors, as applicable, in form and substance reasonably satisfactory to such advisors for the purpose of issuing such opinions. If the SEC requests or requires any opinion on the Intended Tax Treatment of the Initial Mergers or other tax consequences to SPAC Shareholders, SPAC shall use reasonable best efforts to cause such opinion (as so required or requested) to be provided by its tax advisor. If the SEC requests or requires any opinion on the Intended Tax Treatment of the Acquisition Merger or other tax consequences to Company Shareholders, the Company shall use reasonable best efforts to cause such opinion (as so required or requested) to be provided by its tax advisor. For the avoidance of doubt, a tax opinion regarding the Intended Tax Treatment is not a condition to closing.

63

(f) For two (2) years following the Closing Date, PubCo’s “qualified group” (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)) shall use the lower of (i) fifty percent (50%) of the cash and cash equivalents held by or on behalf of the SPAC immediately prior to the Closing Date (and prior to any redemptions in respect of SPAC Shareholders) and (ii) the amount of cash actually held by the Subsequent SPAC Surviving Sub immediately after the Closings, in PubCo and its qualified group’s business within the meaning of Treasury Regulations Section 1.368-1(d) (such business, “PubCo’s Business”). For the avoidance of doubt, permissible use of such cash in PubCo’s Business shall include the use of cash by members of PubCo’s qualified group for general corporate purposes, retention for future use in the business operations of members of PubCo’s qualified group, and loans from PubCo or the Subsequent SPAC Surviving Sub to other members of PubCo’s qualified group for current or future use in the business operations of such members.

(g) In the event of any investment (including any “PIPE” investment) in shares or stock rights of any Person that have the effect of entitling the holder thereof to receive shares in PubCo in connection with any of the Mergers (other than, for the avoidance of doubt, open market purchases of SPAC Units, SPAC Ordinary Shares or SPAC Rights), the parties shall use reasonable best efforts to structure such investment in a manner that would not reasonably be expected to result in any of the Mergers failing to qualify for the Intended Tax Treatment.

10.3 Settlement of the SPAC’s Liabilities. Concurrently with the Acquisition Closing, all outstanding liabilities of SPAC shall be settled and paid in full and reimbursement of out-of-pocket expenses reasonably incurred by SPAC’s or SPAC’s officers, directors, or any of their respective Affiliates, in connection with identifying, investigating and consummating a business combination.

10.4 Confidentiality. Except as necessary to complete the Proxy Statement and Registration Statement, the Company Group and Acquisition Entities, on the one hand, and SPAC, on the other hand, shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall give timely written notice to the other parties so that such parties may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information. The parties acknowledge that some previously confidential information will be required to be disclosed in the Proxy Statement.

64

ARTICLE XI

CONDITIONS TO CLOSING

11.1 Condition to the Obligations of the Parties. The obligations of all of the parties hereto to consummate the Closings are subject to the satisfaction of all the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such parties:

(a) There shall not be in force any applicable Law or Order enjoining, prohibiting, making illegal or preventing the consummation of the Closings, whether temporary, preliminary or permanent, which is then in effect or is pending or threatened.

(b) The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no Action seeking such stop order shall have been threatened or initiated by the SEC and not withdrawn.

(c) The PubCo Ordinary Shares to be issued in connection with the Closings shall be conditionally approved for listing upon the Closings on Nasdaq, subject only to official notice of issuance thereof.

(d) All consents required to be obtained from or made with any Authority in order to consummate the Transactions shall have been obtained or made.

(e) The approval of the SPAC Shareholder Approval Matters shall have been duly obtained in accordance with the Laws of the Cayman Islands, SPAC’s Organizational Documents and the rules and regulations of Nasdaq (the “Required SPAC Shareholder Approval”).

(f) The Company Shareholder Approval shall have been obtained.

(g) SPAC shall have at least US$5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining immediately after the Closings.

(h) PubCo will qualify as a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

11.2 Additional Conditions to Obligations of SPAC. The obligations of SPAC to consummate the Acquisition Closing are subject to the satisfaction of all the following additional conditions, any one or more of which may be waived in writing by SPAC:

(a) The Company Group shall have duly performed all of its obligations hereunder required to be performed by it at or prior to the Closing Date in all material respects, unless the applicable obligation has a materiality qualifier in which case it shall be duly performed in all respects.

65

(b) Each of the representations and warranties of the Company contained in Article V shall be true and correct (without giving any effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) as of the date hereof and as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

(c) There shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect, regardless of whether it involved a known risk.

(d) The Company shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with thereby on or prior to the Closing Date.

(e) SPAC shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions set forth in this Section 11.2 have been fulfilled.

(f) SPAC shall have received a copy of each of the Additional Agreements duly executed by all parties thereto (other than SPAC) and such Additional Agreements shall be in full force and effect.

(g) The PIPE Investment Procured by Company shall have been obtained.

11.3 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Acquisition Closing are subject to the satisfaction of all of the following additional conditions, any one or more of which may be waived in writing by the Company:

(a) SPAC and the Acquisition Entities shall have duly performed all of their obligations hereunder required to be performed by them at or prior to the Closing Date in all material respects, unless the applicable obligation has a materiality qualifier in which case it shall be duly performed in all respects.

(b) Each of the representations and warranties of SPAC contained in Article VI shall be true and correct (without giving any effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) as of the date hereof and as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a material adverse effect on the ability of the SPAC to consummate the transactions contemplated hereby.

66

(c) SPAC and the Acquisition Entities shall have performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under this Agreement to be performed or complied with by such party on or prior to the Closing Date.

(d) The Company shall have received a certificate signed by an authorized officer of SPAC to the effect set forth in clauses (a) and (b) of this Section 11.3.

(e) SPAC shall have executed and delivered to the Company each Additional Agreement to which it is a party.

11.4 Frustration of Conditions. None of SPAC or the Company may rely on the failure of any condition set forth in this Article XI to be satisfied if such failure was caused by such party’s failure to act in good faith to comply with this Agreement and consummate the transactions contemplated hereby.

ARTICLE XII
DISPUTE RESOLUTION

12.1 Jurisdiction.

(a) Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the City of New York, Borough of Manhattan, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court.

(b) Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 12.1.

12.2 Waiver of Jury Trial; No Exemplary Damages.

(a) THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PARTIES TO THIS AGREEMENT OF ANY KIND OR NATURE. NO PARTY SHALL BE AWARDED PUNITIVE OR OTHER EXEMPLARY DAMAGES RESPECTING ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT.

67

(b) Each of the parties to this Agreement acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective party and that such party has discussed the legal consequences and import of this waiver with legal counsel. Each of the parties to this Agreement further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

ARTICLE XIII

TERMINATION

13.1 Termination. This Agreement may be terminated at any time prior to the Acquisition Closing:

(a) by mutual consent of the Company and SPAC;

(b) by either SPAC or the Company if the Acquisition Closing shall not have occurred on or before October 31, 2024 (the “Outside Closing Date”); provided that the right to terminate this Agreement pursuant to this Section 13.1(b) shall not be available to any party whose breach of or failure to perform any provision of this Agreement has been the primary cause of the failure of the Acquisition Closing to be consummated before the Outside Closing Date;

(c) by either SPAC or the Company if the consummation of the Acquisition Closing is permanently enjoined or prohibited by a final, non-appealable Order; provided that the right to terminate this Agreement pursuant to this Section 13.1(c) shall not be available to any party whose breach of or failure to perform any provision of this Agreement has been the primary cause of such Order;

(d) by either the Company or SPAC if the Required SPAC Shareholder Approval shall have not been obtained at the SPAC Special Meeting or at any adjournment thereof, in each case, at which a vote on the approval of the SPAC Shareholder Approval Matters was taken;

(e) by SPAC if the Company Shareholder Approval shall not have been obtained within five (5) Business Days after the effectiveness date of the Registration Statement;

(f) by SPAC if the Company shall have materially breached any of its representations, warranties, agreements or covenants contained herein or in any Additional Agreement such that the conditions set forth in Section 11.1 or Section 11.2 would not be satisfied and, such breach is not curable or, if curable, is not cured prior to the earlier of 15 days following receipt by the Company of a written notice describing in reasonable detail the nature of such breach and the Outside Closing Date; provided that SPAC shall not have the right to terminate this Agreement pursuant to this Section 13.1(f) if SPAC is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would cause a condition set forth in Section 11.1 or Section 11.3 not to be satisfied; or

68

(g) by the Company if SPAC or any Acquisition Entity shall have materially breached any of its covenants, agreements, representations, and warranties contained herein or in any Additional Agreement such that the conditions set forth in Section 11.1 or Section 11.3. would not be satisfied and, such breach is not curable or, if curable, is not cured prior to the earlier of 15 days following receipt by SPAC of a written notice describing in reasonable detail the nature of such breach and the Outside Closing Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 13.1(g) if the Company is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would cause a condition set forth in Section 11.1 or Section 11.2 not to be satisfied.

13.2 Effect of Termination. In the event of the valid termination of this Agreement pursuant to Section 13.1, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made and this Agreement shall forthwith become void and there shall be no liability or obligation under this Agreement on the part of any party hereto, except the provisions of Section 10.4 (Confidentiality), Article XII, Article XIII and Article XV shall survive such valid termination in accordance with its terms and conditions.

ARTICLE XIV
INDEMNIFICATION; SURVIVAL

14.1 Indemnification. Subject to the terms and conditions of this Article XIV and from and after the Closing Date, and as a material inducement to SPAC entering into this Agreement, the Principal Shareholder (the “Indemnifying Party”) hereby agrees to indemnify and hold harmless the Indemnified Party against and in respect of, and to pay, compensate and reimburse the Indemnified Party for, any and all out-of-pocket loss, cost, payment, demand, penalty, forfeiture, expense, liability, judgment, deficiency or damage, and diminution in value or claim (including actual costs of investigation and attorneys’ fees and other costs and expenses) (all of the foregoing collectively, “Losses”) incurred or sustained by the Indemnified Party as a result of or in connection with any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of the Company contained herein and/or any matters described in Section 14.1 of the Company Disclosure Schedules, whether or not involving a Third-Party Claim (as defined below). Notwithstanding the foregoing, any liability incurred pursuant to the terms of this Article XIV shall be paid exclusively from the Indemnity Escrow Shares (valued at the then market value per share), in accordance with the terms of the Indemnity Escrow Agreement.

14.2 Indemnity Escrow Agreement. At the Closing, 750,000 PubCo Ordinary Shares issued to the Principal Shareholder (the “Indemnity Escrow Shares”), will be deposited into an escrow account (the “Indemnity Escrow Account”) with an escrow agent reasonably acceptable to SPAC and the Principal Shareholder (the “Indemnity Escrow Agent”) for the benefit of SPAC’s Shareholders immediately prior to the Closing, pursuant to the terms of an escrow agreement among the Indemnity Escrow Agent, PubCo and the Company Shareholder Representative (the “Indemnity Escrow Agreement”).

14.3 Indemnification Procedures. The following shall apply with respect to all claims by the Indemnified Party for indemnification:

(a) the Indemnified Party shall give the Indemnifying Party prompt written notice (an “Indemnification Notice”) of any direct claim or third-party action with respect to which the Indemnified Party seeks indemnification pursuant to Section 14.1 or Section 14.3 (a “Third-Party Claim”), which shall describe in reasonable detail the Loss that has been or may be suffered by the Indemnified Party. The failure to give the Indemnification Notice shall not impair any of the rights or benefits of such Indemnified Party under Section 14.1 or Section 14.3, except to the extent such failure materially and adversely affects the ability of the Indemnifying Party to defend such claim or increases the amount of such liability;

69

(b) in the case of any Third-Party Claims as to which indemnification is sought by the Indemnified Party, such Indemnified Party shall be entitled, at the sole expense and liability of the Indemnifying Party, to exercise full control of the defense, compromise or settlement of any Third-Party Claim unless the Indemnifying Party, within a reasonable time after the giving of an Indemnification Notice by the Indemnified Party (but in any event within 10 days thereafter), shall (i) deliver a written confirmation to such Indemnified Party that the indemnification provisions of Section 14.1 or Section 14.3 are applicable to such action and the Indemnifying Party will indemnify such Indemnified Party in respect of such action pursuant to the terms of Section 14.1 or Section 14.3 and, notwithstanding anything to the contrary, shall do so without asserting any challenge, defense, limitation on the Indemnifying Party liability for Losses, counterclaim or offset, (ii) notify such Indemnified Party in writing of the intention of the Indemnifying Party to assume the defense thereof, and (iii) retain legal counsel reasonably satisfactory to the Indemnified Party to conduct the defense of such Third-Party Claim;

(c) if the Indemnifying Party assumes the defense of any such Third-Party Claim pursuant to Section 14.3(b), then the Indemnified Party shall cooperate with the Indemnifying Party in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and his legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Party so assumes the defense of any such Third-Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) the named parties to any such Third-Party Claim (including any impleaded parties) include an Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by its counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense thereof, and in any such case the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Party;

(d) if the Indemnifying Party elects to assume the defense of any Third-Party Claim pursuant to Section 14.3(b), the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Party withdraws from or fails to vigorously prosecute the defense of such asserted liability, or unless a judgment is entered against the Indemnified Party for such liability. If the Indemnifying Party does not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Party fails to adequately prosecute or withdraw such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Party’s expense. Notwithstanding anything to the contrary, the Indemnifying Party shall not be entitled to control, but may participate in, and the Indemnified Party (at the expense of the Indemnifying Party) shall be entitled to have sole control over, the defense or settlement of (i) that part of any Third-Party Claim (A) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, or (B) to the extent such Third-Party Claim involves criminal allegations against the Indemnified Party or (ii) the entire Third-Party Claim if such Third-Party Claim would impose liability on the part of the Indemnified Party in an amount which is greater than the amount as to which the Indemnified Party is entitled to indemnification under this Agreement. In the event the Indemnified Party retains control of the Third-Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed;

70

(e) if the Indemnified Party undertakes the defense of any such Third-Party Claim pursuant to Section 14.1 or Section 14.3 and proposes to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Party prompt written notice thereof and the Indemnifying Party shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Party’s expense. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party settle or compromise or consent to entry of any judgment with respect to any such Third-Party Claim (i) in which any relief other than the payment of money damages is or may be sought against the Indemnified Party, (ii) in which such Third-Party Claim could be reasonably expected to impose or create a monetary liability on the part of the Indemnified Party (such as an increase in the Indemnified Party’s income Tax) other than the monetary claim of the third party in such Third-Party Claim being paid pursuant to such settlement or judgment, or (iii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to the Indemnified Party of a release from all liability with respect to such Third-Party Claim and all other actions (known or unknown) arising or which might arise out of the same facts; and

(f) following the Closing, the Sponsor shall have the authority to institute and prosecute any claims for indemnification hereunder in good faith on behalf of the Indemnified Party to enforce the terms of this Agreement.

14.4 Escrow of Indemnity Escrow Shares by the Principal Shareholder. The Company, the Principal Shareholders and the Principal Shareholders’ Representative hereby authorize PubCo to deposit the Indemnity Escrow Shares, as applicable, in the Indemnity Escrow Account pursuant to the Escrow Agreement. If the Indemnity Escrow Shares are issued and deposited in the Indemnity Escrow Account, such Indemnity Escrow Shares will solely reduce the PubCo Shares payable to the Principal Shareholder under this Agreement.

(a) Any dividends, interest payments, or other distributions of any kind made in respect of the Indemnity Escrow Shares, if any, will be delivered promptly to the Indemnity Escrow Agent to be held in escrow. The Principal Shareholder shall be entitled to vote the Indemnity Escrow Shares on any matters to come before the shareholders of PubCo;

(b) At the times provided for in Section 14.4(d), the Indemnity Escrow Shares shall be released and transferred by the Indemnity Escrow Agent to the Principal Shareholder. PubCo will take such action as may be necessary to cause such securities to be issued in the names of the appropriate persons. Certificates representing Indemnity Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Indemnity Escrow Account to the Principal Shareholder and all fractional shares shall be rounded down to the nearest whole share;

71

(c) no Indemnity Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by the Principal Shareholder or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of the Principal Shareholder, prior to the transfer and delivery from the Escrow Agent to the Principal Shareholder; and

(d) within five business days following expiration of the Survival Period (the “Release Date”), the Indemnity Escrow Shares will be released from escrow to the Principal Shareholder less the number or amount of Indemnity Escrow Shares (valued at the then market value per share) equal to the amount of any potential Losses set forth in any Indemnification Notice from Sponsor with respect to any pending but unresolved claim for indemnification. Prior to the Release Date, the Principal Shareholder shall deliver to the Indemnity Escrow Agent a certificate executed by him (which shall not be unreasonably withheld) instructing the Indemnity Escrow Agent to release such number of Indemnity Escrow Shares determined in accordance with this Section 14.4(d). Any Indemnity Escrow Shares retained in escrow as a result of the immediately preceding sentence shall be released and transferred to the Principal Shareholder promptly upon resolution of the related claim for indemnification in accordance with the provisions of this Article XIV. Notwithstanding anything to the contrary contained herein, any indemnification payments will be made to Sponsor or its successors.

14.5 Payment of Indemnification. In the event the Indemnified Party is entitled to any indemnification pursuant to this Article XIV, the Indemnified Party shall be paid exclusively from the Indemnity Escrow Shares, as applicable.

14.6 Survival. All representations, warranties and covenants contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive for a period of 12 months following the Closing; provided, that the (a) Company Fundamental Representations shall survive indefinitely, and (b) representations and warranties contained in Section 5.25 shall survive the Closing until 90 days after the expiration of the applicable statute of limitations (the “Survival Period”). After the expiration of the Survival Period, the Indemnifying Party shall have no further liability for indemnification pursuant to this Article XIV other than with respect to the claims already made pursuant to this Article XIV or in the case of fraud.

14.7 Limitations on Indemnification.

(a) No Indemnifying Party shall be liable to any Indemnified Party under Article XIV (except with respect to breaches of Company Fundamental Representations) unless and until the aggregate amount of all Losses in respect thereof exceeds $375,000, in which event the Indemnifying Party shall be required to pay or be liable for all such Losses from the first dollar.

(b) Notwithstanding anything herein to the contrary, except in the case of fraud, the aggregate amount of all Losses for which the Indemnifying Party shall be liable under this Agreement shall not exceed $7,500,000.

72

14.8 Sole and Exclusive Remedy. The remedies provided in this Article XIV shall be deemed the sole and exclusive remedies of the Indemnified Party, from and after the Closing Date, with respect to any and all claims arising out of or related to this Agreement or in connection with the transactions contemplated hereby, other than in respect of fraud.

ARTICLE XV

MISCELLANEOUS

15.1 Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 5:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 5:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to the Company (following the Acquisition Closing), to:

HCYC Group Company Limited

Suite 1008, 10/F., Ocean Centre, Harbour City,

5 Canton Road, Tsim Sha Tsui, Hong Kong

Attn: Xiameng Ding (丁霞梦)

Email: moonding0613@gmail.com

with a copy (which shall not constitute notice) to:

Celine & Partners, PLLC

1345 Avenue of the Americas FL 33

New York, New York 10105

Attn: Cassi Olson

Email: colson@chencounsel.com

if to SPAC or any Acquisition Entity, to:

Alphamade Holding LP

420 Lexington Avenue, Room 2446

New York, New York 10170

Email: tzhang@ascendantga.com

Attention: Taylor Zhang

73

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP
800 Capitol Street, Suite 2400
Houston, Texas 77002
Attn: Michael J. Blankenship
Email: mblankenship@winston.com

15.2 Amendments; No Waivers; Remedies.

(a) This Agreement cannot be amended, except by a writing signed by each of the SPAC (prior to the Acquisition Merger Effective Time) and the Company, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

(b) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c) Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d) Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

15.3 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

15.4 Publicity. Except as required by law and except with respect to the SPAC SEC Documents, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by law, the parties will use their best efforts to cause a mutually agreeable release or public disclosure to be issued.

74

15.5 Expenses.

(a) Each party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, unless otherwise specified herein; provided that, in the event the Acquisition Closing occurs all expense of Pubco and the Company shall be paid from the proceeds of the Trust Account and, if necessary, any PIPE Investment proceeds.

(b) The SPAC shall use its best reasonable efforts to negotiate with the underwriter in its IPO to reduce the Deferred Underwriting Amount. The Deferred Underwriting Amount shall be paid by: (i) funds remaining in the Trust Account (net of any amounts paid to redeeming SPAC Shareholders) or obtained in any PIPE Investment, upon Closing, or (b) conversion of all or a portion of the Deferred Underwriting Amount into PubCo Ordinary Shares based on a conversion rate of US$10.00 per share.

15.6 No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.

15.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

15.8 Counterparts. This Agreement may be executed and delivered (including by e-mail of PDF or scanned versions or facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

15.9 Entire Agreement. This Agreement together with the Additional Agreements, including any exhibits and schedules attached hereto or thereto, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement, including any exhibits and schedules attached hereto or thereto, may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. No party has relied on any representation from, or warranty or agreement of, any person in entering into this Agreement, prior hereto or contemporaneous herewith or any Additional Agreement, except those expressly stated herein or therein. For the avoidance of any doubt, the Original Merger Agreement shall be amended and restated in its entirety by this Agreement on the date of this Agreement.

15.10 Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

75

15.11 Construction of Certain Terms and References; Captions. In this Agreement:

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

(c) Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company Group.

(d) Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time; provided that with respect to any agreement or contract listed in the Company Disclosure Schedule, all such amendments, modifications or supplements must also be listed in the Company Disclosure Schedule. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule.

(e) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f) Captions are not a part of this Agreement, but are included for convenience, only.

(g) For the avoidance of any doubt, all references in this Agreement to “the knowledge of the Company Group” or similar terms shall be deemed to include the actual or constructive (e.g., implied by Law) knowledge of the Key Personnel.

15.12 Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

76

15.13 Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that notwithstanding the foregoing (a) in the event the Acquisition Closing occurs, the present and former officers and directors of SPAC (and its successors, heirs and representatives) and each of their respective Affiliates are intended third-party beneficiaries of, and may enforce, Section 8.7 and (b) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives any party, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 15.16 and Section 15.17.

15.14 Waiver of Claims Against Trust. Reference is made to the IPO Prospectus. The Company and the Acquisition Entities hereby represent and warrant that they understand that SPAC has established the Trust Account containing the proceeds of the IPO and the overallotment shares acquired by SPAC’s underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public shareholders (including overallotment shares acquired by SPAC’s underwriters) (the “Public Shareholders”) and that, except as otherwise described in the IPO Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their shares of SPAC Ordinary Shares in connection with the consummation of its initial business combination (as such term is used in the IPO Prospectus) (“Business Combination”) or in connection with a shareholder vote to amend SPAC’s Organizational Documents to modify the substance or timing of SPAC’s obligation to provide holders of SPAC Ordinary Shares the right to have their shares redeemed in connection with a Business Combination or to redeem 100% of the SPAC Ordinary Shares if SPAC does not complete a Business Combination by January 4, 2025) (assuming exercise of all available extensions pursuant to SPAC’s Organizational Documents) or with respect to any other provision relating to the rights of holders of SPAC Ordinary Shares, (b) to the Public Shareholders if SPAC fails to consummate a Business Combination by January 4, 2025 (assuming exercise of all available extensions pursuant to SPAC’s Organizational Documents), and (c) to SPAC after the consummation of a Business Combination, in each case, subject to the Trust Agreement. For and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither of the Company nor any of its Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account, or make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SPAC or any of its representatives, on the one hand, and the Company or any of its representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). The Company, on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that the Company or any of its Affiliates may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its representatives and will not seek recourse against the Trust Account for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with SPAC or its Affiliates). The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by SPAC and its Affiliates to induce SPAC to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable against such party and each of its Affiliates under applicable Law. Notwithstanding anything herein to the contrary, (x) the Company and its Affiliates may commence any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC, the Acquisition Entities or their respective representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC, the Acquisition Entities or their respective representatives, against assets or funds held outside of the Trust Account (including any funds released from the Trust Account and assets that are acquired with such funds); provided, that such claim shall not permit the Company or any of its Affiliates (or any Person claiming on any of their behaves or in lieu of them) to have any claim against the Trust Account or any amounts contained therein, and (y) nothing herein shall limit or prohibit the Company or any of its Affiliates from pursuing a claim against SPAC or the Acquisition Entities for specific performance or other equitable relief. This Section 14.14 shall survive termination of this Agreement for any reason.

77

15.15 Enforcement.

(a) The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be inadequate remedy, would occur in the event that the parties hereto do not perform their respective obligations under the provisions of this Agreement or any Additional Agreement in accordance with their respective specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that the parties hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and any Additional Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages or inadequacy of any remedy at applicable Law, prior to the valid termination of this Agreement in accordance with Section 13.1, this being in addition to any other remedy to which they are entitled under this Agreement or any Additional Agreement or applicable Law.

(b) Each party hereto agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement or any Additional Agreement and to enforce specifically the terms and provisions of this Agreement or any Additional Agreement in accordance with this Section 15.15(b) shall not be required to provide any bond or other security in connection with any such injunction. The parties hereto acknowledge and agree that nothing contained in this Section 15.15 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 14.16 before exercising any termination right under Section 13.1 or pursuing damages.

15.16 Non-Recourse. Except as otherwise set forth in this Agreement (including in Article XIV, this Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the parties to this Agreement of or for any Action based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

[The remainder of this page intentionally left blank; signature pages to follow]

78

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SPAC:

ALPHATIME ACQUISITION CORP

By:	/s/ Dajing Guo
Name:	Dajing Guo
Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PubCo:

HCYC HOLDING COMPANY

By:	/s/ Xiameng Ding
Name:	Xiameng Ding
Title:	Director

Merger Sub 1:

ATMC MERGER SUB 1 LIMITED

By:	/s/ Xinfeng Feng
Name:	Xinfeng Feng
Title:	Director

Merger Sub 2:

ATMC MERGER SUB 2 LIMITED

By:	/s/ Xinfeng Feng
Name:	Xinfeng Feng
Title:	Director

Merger Sub 3:

HCYC MERGER SUB LIMITED

By:	/s/ Xinfeng Feng
Name:	Xinfeng Feng
Title:	Director

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Company:

HCYC GROUP COMPANY LIMITED

By:	/s/ Xiameng Ding
Name:	Xiameng Ding (丁霞梦)
Title:	Chairman

Signature Page to Agreement and Plan of Merger

Annex B

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AlphaTime Acquisition Corp

ADOPTED BY SPECIAL RESOLUTION DATED 28 DECEMBER 2023

Ogier

[505333.00001]

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AlphaTime Acquisition Corp

ADOPTED BY SPECIAL RESOLUTION ON 28 DECEMBER 2023

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY
CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

CONTENTS

1. Definitions, interpretation and exclusion of Table A 1
Definitions 1
Interpretation 4
Exclusion of Table A Articles 5
2. Commencement of Business 5
3. Shares 5
Power to issue Shares and options, with or without special rights 5
Power to issue fractions of a Share 6
Power to pay commissions and brokerage fees 6
Trusts not recognised 6
Power to vary class rights 6
Effect of new Share issue on existing class rights 7
No bearer Shares or warrants 7
Treasury Shares 7
Rights attaching to Treasury Shares and related matters 8
Designation of Preference Shares Rights 8
4. Register of Members 9
5. Share certificates 9
Issue of share certificates 9
Renewal of lost or damaged share certificates 9
6. Lien on Shares 10
Nature and scope of lien 10
Company may sell Shares to satisfy lien 10
Authority to execute instrument of transfer 10
Consequences of sale of Shares to satisfy lien 10
Application of proceeds of sale 11
7. Calls on Shares and forfeiture 11
Power to make calls and effect of calls 11
Time when call made 11
Liability of joint holders 11
Interest on unpaid calls 12
Deemed calls 12
Power to accept early payment 12
Power to make different arrangements at time of issue of Shares 12
Notice of default 12

i

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
www.verify.gov.ky File#: 381137
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

Forfeiture or surrender of Shares	12
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	13
	Effect of forfeiture or surrender on former Member	13
	Evidence of forfeiture or surrender	13
	Sale of forfeited or surrendered Shares	13
8.	Transfer of Shares	14
	Form of transfer	14
	Power to refuse registration	14
	Power to suspend registration	14
	Company may retain instrument of transfer	14
9.	Transmission of Shares	14
	Persons entitled on death of a Member	14
	Registration of transfer of a Share following death or bankruptcy	14
	Indemnity	15
	Rights of person entitled to a Share following death or bankruptcy	15
10.	Alteration of capital	15
	Increasing, consolidating, converting, dividing and cancelling share capital	15
	Dealing with fractions resulting from consolidation of Shares	16
	Reducing share capital	16
11.	Redemption and purchase of own Shares	16
	Power to issue redeemable Shares and to purchase own Shares	16
	Power to pay for redemption or purchase in cash or in specie	17
	Effect of redemption or purchase of a Share	17
12.	Meetings of Members	17
	Power to call meetings	17
	Content of notice	18
	Period of notice	19
	Persons entitled to receive notice	19
	Publication of notice on a website	19
	Time a website notice is deemed to be given	19
	Required duration of publication on a website	20
	Accidental omission to give notice or non-receipt of notice	20
13.	Proceedings at meetings of Members	20
	Quorum	20
	Lack of quorum	20
	Use of technology	20

ii

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

Chairman	21
	Right of a director to attend and speak	21
	Adjournment and Postponement	21
	Method of voting	21
	Taking of a poll	21
	Chairman's casting vote	22
	Amendments to resolutions	22
	Written resolutions	22
	Sole-member company	23
14.	Voting rights of Members	23
	Right to vote	23
	Rights of joint holders	23
	Representation of corporate Members	23
	Member with mental disorder	24
	Objections to admissibility of votes	24
	Form of proxy	24
	How and when proxy is to be delivered	25
	Voting by proxy	25
15.	Number of directors	25
16.	Appointment, disqualification and removal of directors	25
	No age limit	26
	Corporate directors	26
	No shareholding qualification	26
	Appointment and removal of directors	26
	Resignation of directors	27
	Termination of the office of director	27
17.	Alternate directors	28
	Appointment and removal	28
	Notices	28
	Rights of alternate director	29
	Appointment ceases when the appointor ceases to be a director	29
	Status of alternate director	29
	Status of the director making the appointment	29
18.	Powers of directors	29
	Powers of directors	29
	Appointments to office	29

iii

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
www.verify.gov.ky File#: 381137
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

Remuneration	30
	Disclosure of information	30
19.	Delegation of powers	31
	Power to delegate any of the directors' powers to a committee	31
	Power to appoint an agent of the Company	31
	Power to appoint an attorney or authorised signatory of the Company	32
	Power to appoint a proxy	32
20.	Meetings of directors	32
	Regulation of directors' meetings	32
	Calling meetings	32
	Notice of meetings	32
	Period of notice	33
	Use of technology	33
	Place of meetings	33
	Quorum	33
	Voting	33
	Validity	33
	Recording of dissent	33
	Written resolutions	33
	Sole director's minute	34
21.	Permissible directors' interests and disclosure	34
	Permissible interests subject to disclosure	34
	Notification of interests	34
	Voting where a director is interested in a matter	35
22.	Minutes	35
23.	Accounts and audit	35
	No automatic right of inspection	35
	Sending of accounts and reports	35
	Validity despite accidental error in publication on website	36
	Audit	36
24.	Financial year	37
25.	Record dates	37
26.	Dividends	37
	Declaration of dividends by Members	37
	Payment of interim dividends and declaration of final dividends by directors	37
	Apportionment of dividends	38

iv

HKGLAW-7004119-1
HKGLAW-7004119-4

www.verify.gov.ky File#: 381137

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

Right of set off 38
Power to pay other than in cash 38
How payments may be made 38
Dividends or other moneys not to bear interest in absence of special rights 39
Dividends unable to be paid or unclaimed 39
27. Capitalisation of profits 39
Capitalisation of profits or of any share premium account or capital redemption reserve 39
Applying an amount for the benefit of members 40
28. Share premium account 40
directors to maintain share premium account 40
Debits to share premium account 40
29. Seal 40
Company seal 40
Duplicate seal 40
When and how seal is to be used 41
If no seal is adopted or used 41
Power to allow non-manual signatures and facsimile printing of seal 41
Validity of execution 41
30. Indemnity 41
Indemnity 41
Release 42
Insurance 42
31. Notices 42
Form of notices 42
Electronic communications 43
Persons authorised to give notices 43
Delivery of written notices 43
Joint holders 43
Signatures 43
Evidence of transmission 43
Giving notice to a deceased or bankrupt Member 44
Date of giving notices 44
Saving provision 44
32. Authentication of Electronic Records 44
Application of Articles 45
Authentication of documents sent by Members by Electronic means 45

v

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

Authentication of document sent by the Secretary or Officers of the Company by Electronic means	45
	Manner of signing	45
	Saving provision	46
33.	Transfer by way of continuation	46
34.	Winding up	46
	Distribution of assets in specie	46
	No obligation to accept liability	46
	The directors are authorised to present a winding up petition	47
35.	Amendment of Memorandum and Articles	47
	Power to change name or amend Memorandum	47
	Power to amend these Articles	47
36.	Mergers and Consolidations	47
37.	Business Combination	47
38.	Certain Tax Filings	50
39.	Business Opportunities	51

vi

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

Companies Act (Revised)

Company Limited by Shares

Third Amended and Restated

Articles of Association

of

AlphaTime Acquisition Corp

Adopted by special resolution on 28 December 2023

1. Definitions, interpretation and exclusion of Table A

Definitions

1.1 In these Articles, the following definitions apply:

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person's spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person's home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a) these Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or

(b) two or more particular Articles of these Articles;

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

1

HKGLAW-7004119-1
HKGLAW-7004119-4

Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (each a **target business**), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account) and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City, a Saturday or a Sunday.

Clearing House means a clearing house recognized by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Equity-linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Ordinary Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and **Paid Up**:

2

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO Redemption has the meaning given to it in Article 37.6.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means a Ordinary Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

3

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

Share means an Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

Sponsor means Alphamade Management LLC, a Delaware limited liability company business company.

Tax Filing Authorized Person means such person as any director shall designate from time to time, acting severally.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

(i) any statutory modification, amendment or re-enactment; and

4

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

(j) Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k) Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l) The term "holder" in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

Exclusion of Table A Articles

2. Commencement of Business

2.1 The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2 The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3. Shares

(a) either at a premium or at par;

5

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

3.3 The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4 The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company's receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

Power to pay commissions and brokerage fees

3.6 The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

Trusts not recognized

3.8 Except as required by Applicable Law:

(a) the Company shall not be bound by or compelled to recognize in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

Power to vary class rights

6

HKGLAW-7004119-1
HKGLAW-7004119-4

Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

Rights attaching to Treasury Shares and related matters

Designation of Preference Shares Rights

3.19 Before any Preference Shares of any series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

(a) the designation of such series and the number of Preference Shares to constitute such series;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by Act, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class of Shares or any other series of Preference Shares;

(d) whether the Preference Shares or such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon Preference Shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f) whether the Preference Shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

(g) whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class of Shares or any other series of Preference Shares or any other securities and, if so, the price

8

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any Preference Shares or such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of Preference Shares;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of Preference Shares; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions of any other class of Shares or any other series of Preference Shares.

4. Register of Members

4.1 The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2 The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

4.3 The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with section 40B of the Act.

5. Share certificates

Issue of share certificates

Renewal of lost or damaged share certificates

9

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

8. Transfer of Shares

Form of transfer

8.2 The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3 If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

Company may retain instrument of transfer

9. Transmission of Shares

Persons entitled on death of a Member

14

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

www.verify.gov.ky File#: 381137

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

(a) Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

(b) Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that such shares will represent 20% of the Company's issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c) Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Effect of redemption or purchase of a Share

(i) the price for the Share; and

11.5 For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12. Meetings of Members

Power to call meetings

12.2 The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company's annual accounts and the report of the directors (if any).

17

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

12.3 Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4 All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.9 The requisition must also:

(a) specify the purpose of the meeting.

(c) be delivered in accordance with the notice provisions.

12.12 Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

18

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

Chairman

Right of a director to attend and speak

Adjournment and Postponement

13.9 If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

13.10 When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

Taking of a poll

21

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

14.13 If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorization shall specify the number and class of Shares in respect of which each such representative is so authorized. Each person so authorized under the provisions of this Article shall be deemed to have been duly authorized without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

Objections to admissibility of votes

Form of proxy

(a) by the Member; or

(b) by the Member's authorized attorney; or

24

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

(b) as vice-chairman of the board of directors;

(c) as managing director;

(d) to any other executive office

(a) as Secretary; and

(b) to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries),

Remuneration

18.10 The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

Disclosure of information

30

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

www.verify.gov.ky File#: 381137

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

19. Delegation of powers

19.5 The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

(b) in any other manner they determine.

31

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

Power to appoint an attorney or authorized signatory of the Company

(a) for any purpose;

(b) with the powers, authorities and discretions;

(c) for the period; and

(d) subject to such conditions

Power to appoint a proxy

19.10 Articles 17.1 to 17.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

20. Meetings of directors

Regulation of directors' meetings

Calling meetings

Notice of meetings

20.3 Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

32

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

Validity despite accidental error in publication on website

Audit

23.7 The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8 Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9 If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

23.10 The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11 If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12 Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13 Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

36

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994
www.verify.gov.ky File#: 381137

24.14 Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

24.15 The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24. Financial year

25. Record dates

(a) calling a general meeting;

(b) declaring or paying a dividend;

(c) making or issuing an allotment of Shares; or

(d) conducting any other business required pursuant to these Articles.

26. Dividends

Declaration of dividends by Members

37

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

The directors are authorized to present a winding up petition

35. Amendment of Memorandum and Articles

Power to change name or amend Memorandum

(a) change its name; or

Power to amend these Articles

36. Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

37. Business Combination

37.1 Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

37.2 Prior to the consummation of any Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a **Tender Offer**) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company's net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001.

37.3 If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

47

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

37.4 If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

37.5 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination.

37.6 Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the **IPO Redemption**), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company's prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company's transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company's DWAC (Deposit/Withdrawal At Custodian) System, at the holder's option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the **Redemption Price**), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company's net tangible assets to be less than US$5,000,001.

37.7 The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

37.8 The Company has until January 4, 2024 (the **Termination Date**) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by January 4, 2024, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to ten (10) times, with the first extension comprised of three (3) months, and the subsequent nine (9) extensions comprised of one (1) month each (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five days advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or 24 months after the Termination Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

48

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

37.9 In the event that any amendment is made to these Articles:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or 24 months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an **Amendment Redemption**) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

37.10 Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a) to the Company, until completion of any Business Combination; or

(b) to the Members holding Public Shares, until the earliest of:

(i) a repurchase of Shares by means of a Tender Offer pursuant to Article 37.2(b);

(ii) an IPO Redemption pursuant to Article 37.6;

(iii) a distribution of the Trust Account pursuant to Article 37.8; or

(iv) an Amendment Redemption pursuant to Article 37.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS
www.verify.gov.ky File#: 381137
Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

37.11 After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with the Public Shares:

(i) on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii) to approve an amendment to these Articles to:

(A) extend the time the Company has to consummate a Business Combination beyond the Termination Date or 24 months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B) amend the foregoing provisions of these Articles.

unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

37.12 The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

37.13 The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a) any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b) any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.14 A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.15 The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, which is a member of United States Financial Industry Regulatory Authority, or another independent valuation or accounting firm that such a Business Combination or transaction is fair to the Company from a financial point of view.

38. Certain Tax Filings

50

HKGLAW-7004119-1
HKGLAW-7004119-4

Filed: 03-Jan-2024 14:24 EST
www.verify.gov.ky File#: 381137
Auth Code: B41503685994

38.1 Each Tax Filing Authorized Person and any such other person, acting alone, as any director shall designate from time to time, are authorized to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorized Person or such other person prior to the date of these Articles.

39. Business Opportunities

39.1 In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an "**Investor Group Related Person**") may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading "Business Opportunities" are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2 To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3 Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4 To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

51

HKGLAW-7004119-1
HKGLAW-7004119-4

GENERAL REGISTRY CAYMAN ISLANDS

Filed: 03-Jan-2024 14:24 EST
Auth Code: B41503685994

www.verify.gov.ky File#: 381137

Annex C

August 19th, 2024

PRIVATE & CONFIDENTIAL

For the Board of Directors of AlphaTime Acquisition Corp (NASDAQ:ATMC)

500 5th Avenue, Suite 938, New York, NY | 10110 | United States

We understand that AlphaTime Acquisition Corp (NASDAQ:ATMC), a publicly traded blank check company incorporated as a Cayman Islands exempted company (“ATMC”), is considering a business combination with HCYC Group Company Limited, a privately-held company incorporated as a Cayman Islands exempted company (the “Company” or “HCYC”, and together with ATMC, collectively, the “Parties”).

■	Pursuant to the terms of that certain Merger Agreement (the “Merger Agreement”), by and among HCYC, ATMC and the other parties thereto, the Parties intend to effect a business combination transaction (the “Transaction”) whereby (a) ATMC will merge with and into a newly formed Cayman Islands Company (“Merger Sub 1”), with ATMC being the surviving entity (the “First SPAC Merger”), (b) following the First SPAC Merger, ATMC will merge with and into a newly formed Cayman Islands entity (“Merger Sub 2”), with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (c) following the Initial Mergers, a newly formed Cayman Islands company (“Merger Sub 3”) will merge with and into the Company (the “Acquisition Merger” and together with the Initial Mergers, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of HCYC Holding Company (“PubCo”), each Merger to occur upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Companies Act (As Revised) of the Cayman Islands (the “Cayman Companies Act”).

■	As consideration for the Acquisition Merger, HCYC’s shareholders shall collectively be entitled to receive from ATMC, in the aggregate, 7,500,000 PubCo ordinary shares, with an aggregate value equal to Seventy-Five Million U.S. Dollars ($75,000,000) (the “Merger Consideration”).

The Board of Directors of ATMC has retained Newbridge Securities Corporation (“Newbridge”) to render an opinion (the “Opinion”) as to whether, on the date of such Opinion, (i) the Merger Consideration is fair, from a financial point of view, to ATMC’s public stockholders and (ii) the Company has an aggregate fair market value equal to at least eighty percent (80.0%) of the net assets held by ATMC in its trust account (the “Trust Account”) for the benefit of ATMC’s public stockholders (excluding deferred underwriting commissions and taxes payable on the interest earned on the Trust Account), as of the date of the Merger Agreement.

We have not been requested to opine to, and our Opinion does not in any manner address, the underlying business decision of ATMC to proceed with the Transaction. In addition, we have not been requested to explore any alternatives to the Transaction. Further, our Opinion does not address the relative merits of the Transaction as compared to any alternative business strategy that might exist for ATMC.

Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, related-party transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, debt restructurings, private placements, related-party transactions, and valuations for corporate and other purposes. We do not perform tax, accounting or legal services, nor do we render such advice.

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor
1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531
www.newbridgesecurities.com

Newbridge will receive a fee and reimbursement of its expenses for such services. In addition, ATMC has agreed to indemnify Newbridge for certain liabilities arising out of its engagement, including the rendering of this Opinion.

Newbridge has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Transaction.

In the ordinary course of business, Newbridge, certain customer accounts held at Newbridge, and certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in equity, debt, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, ATMC, and its successor entities.

In connection with the review and analysis performed to render our Opinion, among other things, we have undertaken the following:

■	considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

■	reviewed a draft of the Business Combination Agreement, dated January 5th, 2024;

■	reviewed ATMC’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of ATMC since its initial public offering;

■	reviewed publicly available financial information of ATMC filed with the U.S. Securities & Exchange Commission, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between January 5th, 2023, and January 5th, 2024;

■	conducted discussions with HCYC’s management team to better understand HCYC’s recent business history, and near-term financials;

■	reviewed a financial model of HCYC with historical and future financial projections (including potential revenue growth, net income and net income margins) provided by the Company’s management team;

■	performed a public company comparable analysis of similar companies to HCYC that trade on senior U.S. stock exchanges (NYSE American / NASDAQ / NYSE), and operate in the “Insurance Brokerage” sector, to derive certain forward Price-to-Earnings (P/E) multiples; and

■	performed an M&A transaction comparable analysis of similar companies to HCYC that operate in the “Insurance Brokerage” sector, to derive certain implied equity value / net income multiples.

In forming our Opinion, we have had full access to, and full cooperation from, the management teams of both ATMC and HCYC to ask questions and receive answers. Our Opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

In connection with our review and analyses and in arriving at our Opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or publicly available and have not attempted to verify independently any such information (in accordance with reasonable industry practice).

With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of ATMC and HCYC provided to us, we have assumed that the financial information has been reasonably prepared on a basis reflecting reasonable and good faith estimates and good faith judgments of the management teams of both ATMC and HCYC as to the future financial performance of the combined parties without and subsequent to a potential business combination.

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor
1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531
www.newbridgesecurities.com

This Opinion is solely for the use of the Board of Directors of ATMC, and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Newbridge, except that this Opinion may be reproduced in full in, and references to this Opinion and to Newbridge and its relationship with ATMC may be included in, filings made by ATMC with the U.S. Securities and Exchange Commission and in any registration statement, prospectus, proxy statement or similar disclosure document delivered to stockholders of ATMC.

We have tried to apply objective measures of value in rendering our Opinion. You understand, however, that such a valuation necessarily is based on some subjective interpretations of value. We understand that we are not obligated to review our Opinion due to events and fluctuating economic conditions occurring subsequent to the date of this Opinion.

Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, (i) the Merger Consideration is fair, from a financial point of view, to ATMC’s public stockholders and (ii) the Company has an aggregate fair market value equal to at least eighty percent (80.0%) of net assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the income earned on the Trust Account).

Sincerely,

Newbridge Securities Corporation

/s/ Chad D. Champion
Chad D. Champion
Senior Managing Director
Head of Equity Capital Markets & Investment Banking

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor
1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531
www.newbridgesecurities.com

Annex D

PLAN OF MERGER

THIS PLAN OF MERGER is made on [date] between:

(1)	AlphaTime Acquisition Corp, an exempted company incorporated under the laws of the Cayman Islands with company number 381137 with its registered office situated at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company or SPAC); and

(2)	ATMC Merger Sub 1 Limited, an exempted company incorporated under the laws of the Cayman Islands with company number 405533 with its registered office situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merging Company, and together with the Surviving Company, the Constituent Companies).

BACKGROUND:

(A)	The Surviving Company, the Merging Company, HCYC Group Company Limited (the Company), HCYC Holding Company (the PubCo), ATMC Merger Sub 2 Limited (the Merger Sub 2) and HCYC Merger Sub Limited (the Merger Sub 3), have entered into an agreement and plan of merger dated 5 January 2024, as amended on 19 August 2024 (the Merger Agreement), pursuant to which, among other things, the Merging Company will merge with and into the Surviving Company, with the Surviving Company being the surviving company (the Merger) in accordance with the terms and conditions set forth therein. A copy of the Merger Agreement is attached as Annexure 1 to this Plan of Merger.

(B)	This Plan of Merger is made pursuant to provisions of Part XVI of the Companies Act (Revised) of the Cayman Islands (the Companies Act).

IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Merger Agreement.

1.2	In this Plan of Merger:

(a)	Effective Time has the meaning given to such term under paragraph 6.1 in this Plan of Merger;

(b)	PubCo Ordinary Share means the ordinary shares of HCYC Holding Company, par value [US$0.0001] per share;

(c)	SPAC Dissenting Shareholder means the holder of SPAC Dissenting Shares;

(d)	SPAC Dissenting Shares means SPAC Ordinary Share owned by SPAC Shareholders who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger pursuant to the Companies Act;

D-1

(e)	SPAC Ordinary Shares means the ordinary shares, par value $0.0001 per share, of SPAC;

(f)	SPAC Rights means the issued and outstanding rights of SPAC, each such right convertible into one-tenth (1/10) of a SPAC Ordinary Share at the closing of a business combination;

(g)	SPAC Unit means a unit of SPAC comprised of one SPAC Ordinary Share, one SPAC Warrant and one SPAC Right; and

(h)	SPAC Warrant means a redeemable warrant entitling the holder to purchase SPAC Ordinary Shares on the terms and subject to the conditions set forth therein.

2	Constituent Companies

2.1	The Merging Company and the Surviving Company are the constituent companies.

3	Name of Surviving Company

3.1	The Surviving Company shall be the surviving company and the name of the surviving company shall remain as ‘AlphaTime Acquisition Corp’.

4	Registered Office

4.1	The registered office of the Surviving Company is at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

4.2	The registered office of the Merging Company is at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

5	Authorised and Issued Share Capital

5.1	Immediately prior to the Effective Time, the authorised share capital of the Surviving Company is US$20,100 divided into 1,000,000 preferred shares of par value of US$0.0001 each and 200,000,000 ordinary shares of par value of US$0.0001 each, of which […] preferred shares and [… ] ordinary shares are in issue and outstanding as at the date hereof.

5.2	Immediately prior to the Effective Time, the authorised share capital of the Merging Company is US$50,000 divided into 50,000 ordinary shares of par value of US$1.00 each, and one (1) ordinary share was in issue and outstanding as at the date hereof.

5.3	On the Effective Time, the authorised share capital of the Surviving Company will be US$50,000 divided into 50,000 ordinary shares of par value of US$1.00 each.

6	Effective Time

6.1	In accordance with section 233(13) of the Companies Act, the Merger shall take effect on [the date this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands] (the Effective Time).

D-2

7	Terms of Merger

7.1	The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Surviving Company or other property, are set out in the Merger Agreement. In particular, at the Effective Time, and in accordance with the terms and conditions of the Merger:

(a)	each SPAC Unit issued and outstanding immediately prior to the Effective Time shall automatically be detached and the holder thereof shall be deemed to hold such number of SPAC Ordinary Shares and SPAC Rights in accordance with the terms of the applicable SPAC Unit;

(b)	immediately subsequent to the detachment of the SPAC Units as set forth in section 4.1(a) of the Merger Agreement, pursuant to the terms and conditions of the SPAC Rights, each SPAC Right outstanding immediately prior to the Effective Time (and immediately subsequent to the detachment of the SPAC Units as set forth in section 4.1(a) of the Merger Agreement) shall be cancelled and cease to exist in exchange for the right to receive, without interest, one-tenth (1/10) of a SPAC Ordinary Share;

(c)	each SPAC Ordinary Share issued and outstanding immediately prior to the Effective Time (but immediately subsequent to the conversion of the SPAC Rights as set forth in section 4.1(b) of the Merger Agreement) (other than SPAC Dissenting Shares and those described in section 4.1(e) of the Merger Agreement) shall automatically be cancelled and cease to exist in exchange for the right to receive, without interest, one PubCo Ordinary Share;

(d)	each share of Merger Sub 1 that is issued and outstanding immediately prior to the Effective Time shall automatically convert into one share of Surviving Company, which shall constitute the only outstanding share of Initial SPAC Surviving Sub and be owned by PubCo;

(e)	any SPAC Ordinary Shares that are owned by SPAC as treasury shares or any SPAC Ordinary Shares owned by any direct or indirect subsidiary of SPAC immediately prior to the Effective Time, at the Effective Time, such SPAC Ordinary Shares shall be canceled and shall cease to exist without any conversion thereof or payment or other consideration therefor; and

(f)	each SPAC Dissenting Shares shall thereafter represent only the right to receive the applicable payments set forth in section 4.5(c) of the Merger Agreement, unless and until such SPAC Dissenting Shareholder effectively withdraws its demand for, or loses its rights to, dissent from the Merger pursuant to the Cayman Companies Act with respect to any SPAC Dissenting Shares in accordance with Section 4.5(c) of the Merger Agreement.

8	Rights and Restrictions of Shares

8.1	At the Effective Time, the rights and restrictions attaching to the shares of the Surviving Company shall be as set out in the Memorandum and Articles of the Surviving Company (as defined below).

9	Memorandum and Articles

9.1	At the Effective Time, the memorandum and articles of association of the Surviving Company shall be amended and restated by their deletion in their entirety and substitution in their place of the amended and restated memorandum and articles of association of the Surviving Company in the form attached as Annexure 2 hereto (the Memorandum and Articles of the Surviving Company)

D-3

10	Property

10.1	At the Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interest and all contracts, obligations, claims, debts and liabilities of each Constituent Companies, all as more particularly described in the Merger Agreement.

11	Director of the Surviving Company

11.1	The name and address of the directors of the Surviving Company are

(a)	[…] of […]; and

(b)	[…] of […]

12	Director Benefits

12.1	No amounts or benefits have been paid, or shall be payable to any director of the Constituent Companies in connection with the Merger, other than by reason of their ownership of the shares or other equity securities in the Company in issue and outstanding immediately prior to the Effective Time.

13	Secured Creditors

13.1	The Surviving Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

13.2	The Merging Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

14	Approval and Authorisation

14.1	This Plan of Merger has been approved by the board of directors of each of the Surviving Company and the Merging Company pursuant to section 233(3) of the Companies Act.

14.2	This Plan of Merger has been approved by the shareholders of each of the Surviving Company and the Merging Company pursuant to section 233(6) of the Companies Act.

15	Variation

15.1	At any time prior to the Effective Time, this Plan of Merger may be amended by the boards of directors of both the Surviving Company and the Merging Company to:

(a)	change the Effective Time provided that such changed date shall not be a date earlier than the date on which this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands or later than the ninetieth (90th) day after the date of such; and

D-4

(b)	effect any other changes to this Plan of Merger as the Merger Agreement or this Plan of Merger may expressly authorise the boards of directors of both the Surviving Company and the Merging Company to effect in their discretion.

16	Right of Termination

16.1	At any time prior to the Effective Time, this Plan of Merger may be terminated by the boards of directors of both the Surviving Company and the Merging Company pursuant to the terms and conditions of the Merger Agreement.

17	Governing Law

17.1	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands. The Constituent Companies hereby agree to submit any dispute arising from this Plan of Merger to the exclusive jurisdiction of the courts of the Cayman Islands.

18	Counterparts

18.1	This Plan of Merger may be executed in counterparts by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page to follow]

D-5

In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

Signed for and on behalf of: AlphaTime Acquisition Corp

By:
Title: Director
Duly authorised signatory

Signed for and on behalf of: ATMC Merger Sub 1 Limited

By:
Title: Director
Duly authorised signatory

D-6

Annexure 1

Merger Agreement

D-7

Annexure 2

Memorandum and Articles of the Surviving Company

Companies Act (Revised)

Company Limited by Shares

AlphaTime Acquisition Corp

[Fourth] Amended and restated

MEMORANDUM of association

(as adopted by a Special Resolution passed on […] and effective on […])

Companies Act (Revised)

Company Limited by Shares

[Fourth] Amended and Restated

Memorandum of Association

of

AlphaTime Acquisition Corp

(as adopted by a Special Resolution passed on […] and effective on […])

1	The name of the Company is AlphaTime Acquisition Corp.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27(2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised); or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is USD50,000 divided into 50,000 Ordinary shares of par value USD1.00 each. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares;

(b)	to increase or reduce its capital;

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited by Shares

AlphaTime Acquisition Corp

[Fourth] Amended and restated

ARTICLES of association

(as adopted by a Special Resolution passed on […] and effective on […])

CONTENTS

1	Definitions, interpretation and exclusion of Table A	1
Definitions		1
Interpretation		2
Exclusion of Table A Articles		3

2	Shares	3
Power to issue Shares and options, with or without special rights		3
Power to issue fractions of a Share		4
Power to pay commissions and brokerage fees		4
Trusts not recognised		4
Power to vary class rights		4
Effect of new Share issue on existing class rights		5
Capital contributions without issue of further Shares		5
No bearer Shares or warrants		5
Treasury Shares		5
Rights attaching to Treasury Shares and related matters		6

3	Share certificates	6
Issue of share certificates		6
Renewal of lost or damaged share certificates		7

4	Lien on Shares	7
Nature and scope of lien		7
Company may sell Shares to satisfy lien		7
Authority to execute instrument of transfer		8
Consequences of sale of Shares to satisfy lien		8
Application of proceeds of sale		8

5	Calls on Shares and forfeiture	8
Power to make calls and effect of calls		8
Time when call made		9
Liability of joint holders		9
Interest on unpaid calls		9
Deemed calls		9
Power to accept early payment		9
Power to make different arrangements at time of issue of Shares		10
Notice of default		10
Forfeiture or surrender of Shares		10
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		10
Effect of forfeiture or surrender on former Member		10
Evidence of forfeiture or surrender		11
Sale of forfeited or surrendered Shares		11

6	Transfer of Shares	11
Form of transfer		11
Power to refuse registration		12
Notice of refusal to register		12

Power to suspend registration		12
Fee, if any, payable for registration		12
Company may retain instrument of transfer		12

7	Transmission of Shares	12
Persons entitled on death of a Member		12
Registration of transfer of a Share following death or bankruptcy		12
Indemnity		13
Rights of person entitled to a Share following death or bankruptcy		13

8	Alteration of capital	13
Increasing, consolidating, converting, dividing and cancelling share capital		13
Dealing with fractions resulting from consolidation of Shares		14
Reducing share capital		14

9	Redemption and purchase of own Shares	14
Power to issue redeemable Shares and to purchase own Shares		14
Repurchase of subscriber Share		15
Power to pay for redemption or purchase in cash or in specie		15
Effect of redemption or purchase of a Share		15

10	Meetings of Members	15
Power to call meetings		15
Content of notice		16
Period of notice		17
Persons entitled to receive notice		17
Publication of notice on a website		17
Time a website notice is deemed to be given		17
Required duration of publication on a website		17
Accidental omission to give notice or non-receipt of notice		18

11	Proceedings at meetings of Members	18
Quorum		18
Lack of quorum		18
Use of technology		18
Chairman		19
Right of a director to attend and speak		19
Adjournment		19
Method of voting		19
Outcome of vote by show of hands		19
Withdrawal of demand for a poll		20
Taking of a poll		20
Chairman’s casting vote		20
Amendments to resolutions		20
Written resolutions		21
Sole-member company		21

12	Voting rights of Members	21
Right to vote		21
Rights of joint holders		22

Representation of corporate Members		22
Member with mental disorder		22
Objections to admissibility of votes		23
Form of proxy		23
How and when proxy is to be delivered		24
Voting by proxy		24

13	Number of directors	24

14	Appointment, disqualification and removal of directors	25
First directors		25
No age limit		25
Corporate directors		25
No shareholding qualification		25
Appointment of directors		25
Removal of directors		26
Resignation of directors		26
Termination of the office of director		26

15	Alternate directors	26
Appointment and removal		26
Notices		27
Rights of alternate director		27
Appointment ceases when the appointor ceases to be a director		28
Status of alternate director		28
Status of the director making the appointment		28

16	Powers of directors	28
Powers of directors		28
Appointments to office		29
Remuneration		29
Disclosure of information		30

17	Delegation of powers	30
Power to delegate any of the directors’ powers to a committee		30
Power to appoint an agent of the Company		30
Power to appoint an attorney or authorised signatory of the Company		31
Power to appoint a proxy		31

18	Meetings of directors	31
Regulation of directors’ meetings		31
Calling meetings		31
Notice of meetings		31
Period of notice		31
Use of technology		32
Place of meetings		32
Quorum		32
Voting		32
Validity		32
Recording of dissent		32

Written resolutions		32
Sole director’s minute		33
19	Permissible directors’ interests and disclosure	33

Permissible interests subject to disclosure		33
Notification of interests		34
Voting where a director is interested in a matter		34

20	Minutes	34

21	Accounts and audit	34
Accounting and other records		34
No automatic right of inspection		34
Sending of accounts and reports		35
Time of receipt if documents are published on a website		35
Validity despite accidental error in publication on website		35
When accounts are to be audited		36

22	Financial year	36

23	Record dates	36

24	Dividends	36
Declaration of dividends by Members		36
Payment of interim dividends and declaration of final dividends by directors		36
Apportionment of dividends		37
Right of set off		37
Power to pay other than in cash		37
How payments may be made		38
Dividends or other moneys not to bear interest in absence of special rights		38
Dividends unable to be paid or unclaimed		38

25	Capitalisation of profits	39
Capitalisation of profits or of any share premium account or capital redemption reserve		39
Applying an amount for the benefit of members		39

26	Share premium account	39
Directors to maintain share premium account		39
Debits to share premium account		39

27	Seal	40
Company seal		40
Duplicate seal		40
When and how seal is to be used		40
If no seal is adopted or used		40
Power to allow non-manual signatures and facsimile printing of seal		40
Validity of execution		41

28	Indemnity	41
Indemnity		41
Release		41
Insurance		42

29	Notices	42
Form of notices		42
Electronic communications		42
Persons authorised to give notices		43
Delivery of written notices		43
Joint holders		43
Signatures		43
Evidence of transmission		43
Giving notice to a deceased or bankrupt Member		43
Date of giving notices		44
Saving provision		44

30	Authentication of Electronic Records	45
Application of Articles		45
Authentication of documents sent by Members by Electronic means		45
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		45
Manner of signing		46
Saving provision		46

31	Transfer by way of continuation	46

32	Winding up	47
Distribution of assets in specie		47
No obligation to accept liability		47
The directors are authorised to present a winding up petition		47

33	Amendment of Memorandum and Articles	47
Power to change name or amend Memorandum		47
Power to amend these Articles		47

Companies Act (Revised)

Company Limited by Shares

[Fourth] Amended and Restated

Articles of Association

of

AlphaTime Acquisition Corp

(as adopted by a Special Resolution passed on […] and effective on […])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised).

Articles means, as appropriate:

(a)	these Articles of Association as amended from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Business Day means a day other than a public holiday in the place where the Company’s registered office is located, a Saturday or a Sunday.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Company means the above-named company.

Default Rate means 10% (ten per cent) per annum.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

1

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Islands means the British Overseas Territory of the Cayman Islands.

Member means any person or persons entered on the register of members from time to time as the holder of a Share.

Memorandum means the Memorandum of Association of the Company as amended from time to time.

Officer means a person appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator, but does not include the Secretary.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a unanimous written resolution.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.12.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

2

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and the Articles about the redemption and purchase of the Company’s own Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3

Power to issue fractions of a Share

2.3	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.4	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.5	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.6	Except as required by law:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.7	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.8	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

4

Effect of new Share issue on existing class rights

2.9	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.10	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.11	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.12	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

5

Rights attaching to Treasury Shares and related matters

2.13	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.14	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.15	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.16	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3	Share certificates

Issue of share certificates

3.1	Upon being entered in the register of members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

3.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

6

Renewal of lost or damaged share certificates

3.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

4.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

4.4	The Shares may be sold in such manner as the directors determine.

7

4.5	To the maximum extent permitted by law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

4.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

8

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

9

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

5.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

10

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6	Transfer of Shares

Form of transfer

6.1	Subject to the following Articles about the transfer of Shares, a Member may transfer Shares to another person by completing an instrument of transfer, in a common form or in a form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

11

Power to refuse registration

6.2	The directors may refuse to register the transfer of a Share to any person. They may do so in their absolute discretion, without giving any reason for their refusal, and irrespective of whether the Share is Fully Paid or the Company has no lien over it.

Notice of refusal to register

6.3	If the directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

Power to suspend registration

6.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Fee, if any, payable for registration

6.5	If the directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.

Company may retain instrument of transfer

6.6	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

12

7.4	That person must produce such evidence of his entitlement as the directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

13

Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act, and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

14

Repurchase of subscriber Share

9.2	Unless the directors determine otherwise, as soon as the directors determine that it is lawful for the Company to do so, the Company shall purchase from the subscriber to the Memorandum the One Share agreed to be taken by such subscriber. Such Share shall be repurchased for cash at its par value and the Company may make a payment out of capital in respect of such purchase price.

Power to pay for redemption or purchase in cash or in specie

9.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10	Meetings of Members

Power to call meetings

10.1	The directors may call a general meeting at any time.

15

10.2	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

10.3	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.4	The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

10.5	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

10.6	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

10.7	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

10.8	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.9	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.10	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

16

Period of notice

10.11	At least five Clear Days’ notice of a general meeting must be given to Members. But a meeting may be convened on shorter notice with the consent of the Member or Members who, individually or collectively, hold at least 90% of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.12	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

10.13	Subject to the Act, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

10.14	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. But this will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

10.15	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

10.16	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.

17

Accidental omission to give notice or non-receipt of notice

10.17	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.18	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: two Members.

Lack of quorum

11.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy shall constitute a quorum.

Use of technology

11.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

18

Chairman

11.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

11.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

11.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

11.7	The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.8	Should a meeting be adjourned for more than seven Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least seven Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.9	A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of the show of hands, a poll is duly demanded. A poll may be demanded:

(a)	by the chairman; or

(b)	by any Member or Members present who, individually or collectively, hold at least 10% of the voting rights of all those who have a right to vote on the resolution.

Outcome of vote by show of hands

11.10	Unless a poll is duly demanded, a declaration by the chairman as to the result of a resolution and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the outcome of a show of hands without proof of the number or proportion of the votes recorded in favour of or against the resolution.

19

Withdrawal of demand for a poll

11.11	The demand for a poll may be withdrawn before the poll is taken, but only with the consent of the chairman. The chairman shall announce any such withdrawal to the meeting and, unless another person forthwith demands a poll, any earlier show of hands on that resolution shall be treated as the vote on that resolution; if there has been no earlier show of hands, then the resolution shall be put to the vote of the meeting.

Taking of a poll

11.12	A poll demanded on the question of adjournment shall be taken immediately.

11.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

11.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

11.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

11.16	If the votes on a resolution, whether on a show of hands or on a poll, are equal the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

11.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

11.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

20

11.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

11.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

11.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

11.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

11.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12	Voting rights of Members

Right to vote

12.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, whether on a show of hands or on a poll, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

21

12.2	Members may vote in person or by proxy.

12.3	On a show of hands, every Member shall have one vote. For the avoidance of doubt, an individual who represents two or more Members, including a Member in that individual’s own right, that individual shall be entitled to a separate vote for each Member.

12.4	On a poll a Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

12.5	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

12.6	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.7	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

12.8	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.9	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.10	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

12.11	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.12	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.13	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

Member with mental disorder

12.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

22

12.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

12.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

12.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

23

How and when proxy is to be delivered

12.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company at any time before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place within the Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

12.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

12.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

13	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum number shall be ten. There shall be no directors, however, until the first director is or the first directors are appointed by the subscriber or subscribers to the Memorandum.

24

14	Appointment, disqualification and removal of directors

First directors

14.1	The first directors shall be appointed in writing by the subscriber or subscribers to the Memorandum.

No age limit

14.2	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

14.3	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment of directors

14.5	A director may be appointed by Ordinary Resolution or by the directors. Any appointment may be to fill a vacancy or as an additional director.

14.6	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

25

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

14.7	A remaining director may appoint a director even though there is not a quorum of directors.

14.8	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

Removal of directors

14.9	A director may be removed by Ordinary Resolution.

Resignation of directors

14.10	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.11	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

14.12	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months.

15	Alternate directors

Appointment and removal

15.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

26

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 15.4(c)).

15.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 15.4.

15.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 15.1.

15.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

15.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

27

15.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

15.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

15.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

15.10	An alternate director shall carry out all functions of the director who made the appointment.

15.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

15.12	An alternate director is not the agent of the director appointing him.

15.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

15.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

16	Powers of directors

Powers of directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

28

Appointments to office

16.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as managing director;

(c)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

16.4	The appointee must consent in writing to holding that office.

16.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

16.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

16.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

16.8	The Secretary or Officer must consent in writing to holding that office.

16.9	A director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Remuneration

16.10	Every director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at directors’ meetings.

16.11	A director’s remuneration shall be fixed by the Company by Ordinary Resolution. Unless that resolution provides otherwise, the remuneration shall be deemed to accrue from day to day.

16.12	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

16.13	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

29

Disclosure of information

16.14	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the directors’ powers to a committee

17.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

17.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

17.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

17.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

17.5	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

30

Power to appoint an attorney or authorised signatory of the Company

17.6	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

17.7	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

17.8	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

17.9	Articles 15.1 to 15.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

17.10	A proxy is an agent of the director appointing him and is not an officer of the Company.

18	Meetings of directors

Regulation of directors’ meetings

18.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

18.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral.

Period of notice

18.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. But a meeting may be convened on shorter notice with the consent of all directors.

31

Use of technology

18.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

18.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

18.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

18.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

18.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

18.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

18.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

32

18.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. But if a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

18.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

18.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

19	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

19.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

19.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested;

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

19.3	Such disclosure may be made at a meeting at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

19.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

33

Notification of interests

19.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

19.6	A director shall not be treated as having an interest in a transaction or arrangement if he has no knowledge of that interest and it is unreasonable to expect the director to have that knowledge.

Voting where a director is interested in a matter

19.7	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

19.8	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

20	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

21	Accounts and audit

Accounting and other records

21.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

21.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

34

Sending of accounts and reports

21.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

21.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

21.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

21.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

35

When accounts are to be audited

21.7	Unless the directors or the Members, by Ordinary Resolution, so resolve or unless the Act so requires, the Company’s accounts will not be audited. If the Members so resolve, the Company’s accounts shall be audited in the manner determined by Ordinary Resolution. Alternatively, if the directors so resolve, they shall be audited in the manner they determine.

22	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

23	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

24	Dividends

Declaration of dividends by Members

24.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

24.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

24.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

36

24.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

24.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

24.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

24.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

37

How payments may be made

24.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

24.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

24.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

24.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

24.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

24.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

24.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

38

25	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

25.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

25.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

25.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

26	Share premium account

Directors to maintain share premium account

26.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

26.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

39

(b)	any other amount paid out of a share premium account as permitted by the Act.

26.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

27	Seal

Company seal

27.1	The Company may have a seal if the directors so determine.

Duplicate seal

27.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

27.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

27.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

27.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

40

Validity of execution

27.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

28	Indemnity

Indemnity

28.1	To the extent permitted by law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director (including alternate director) or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s (including alternate director’s) or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director (including alternate director) or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

No such existing or former Secretary, director (including alternate director) or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

28.2	To the extent permitted by law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director (including alternate director) or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director (including alternate director) or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director (including alternate director) or that Officer for those legal costs.

Release

28.3	To the extent permitted by law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

41

Insurance

28.4	To the extent permitted by law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

29	Notices

Form of notices

29.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

29.2	Without limitation to Articles 15.1 to 15.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 17.8 to 17.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

42

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

29.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

29.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

29.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

29.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of members.

Signatures

29.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

29.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

29.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

29.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

29.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

43

29.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

29.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	7 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

29.14	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

44

30	Authentication of Electronic Records

Application of Articles

30.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 30.2 or Article 30.4 applies.

Authentication of documents sent by Members by Electronic means

30.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

30.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 30.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

30.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

45

30.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 30.7 applies.

Manner of signing

30.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

30.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

31	Transfer by way of continuation

31.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

31.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

46

32	Winding up

Distribution of assets in specie

32.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

32.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

32.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

33	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

33.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

33.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

47

Annex E

PLAN OF MERGER

THIS PLAN OF MERGER is made on [date] between:

(1)	AlphaTime Acquisition Corp, an exempted company incorporated under the laws of the Cayman Islands with company number 381137 with its registered office situated at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merging Company); and

(2)	ATMC Merger Sub 2 Limited, an exempted company incorporated under the laws of the Cayman Islands with company number 405564 with its registered office situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company or Merger Sub, and together with the Merging Company, the Constituent Companies).

BACKGROUND:

(A)	The Surviving Company, the Merging Company, HCYC Group Company Limited (the Company), HCYC Holding Company (the PubCo), ATMC Merger Sub 1 Limited (the Merger Sub 1) and HCYC Merger Sub Limited (the Merger Sub 3), have entered into an agreement and plan of merger dated 5 January 2024, as amended on 19 August 2024 (the Merger Agreement), pursuant to which, among other things, the Merging Company will merge with and into the Surviving Company, with the Surviving Company being the surviving company (the Merger) in accordance with the terms and conditions set forth therein. A copy of the Merger Agreement is attached as Annexure 1 to this Plan of Merger.

(B)	This Plan of Merger is made pursuant to provisions of Part XVI of the Companies Act (Revised) of the Cayman Islands (the Companies Act).

IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Merger Agreement.

2	Constituent Companies

2.1	The Merging Company and the Surviving Company are the constituent companies.

3	Name of Surviving Company

3.1	The Surviving Company shall be the surviving company and the name of the surviving company shall remain as ‘ATMC Merger Sub 2 Limited’.

4	Registered Office

4.1	The registered office of the Surviving Company is at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

E-1

4.2	The registered office of the Merging Company is at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

5	Authorised and Issued Share Capital

5.1	Immediately prior to the Effective Time, the authorised share capital of the Merger Sub is US$50,000 divided into 50,000 ordinary shares of par value of US$1.00 each, of which [one (1)] ordinary share is in issue and outstanding as at the date hereof.

5.2	Immediately prior to the Effective Time, the authorised share capital of the Merging Company is US$50,000 divided into 50,000 ordinary shares of par value of US$1.00 each, and [one (1)] ordinary share is in issue and outstanding as at the date hereof.

5.3	On the Effective Time, the authorised share capital of the Surviving Company will be US$50,000 divided into 50,000 ordinary shares of par value of US$1.00 each.

6	Effective Time

6.1	In accordance with section 233(13) of the Companies Act, the Merger shall take effect on [the date this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands] (the Effective Time).

7	Terms of Merger

7.1	The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Surviving Company or other property, are set out in the Merger Agreement. In particular, at the Effective Time, and in accordance with the terms and conditions of the Merger:

(a)	each share of the Merger Sub that is issued and outstanding immediately prior to the Effective Time shall automatically convert into one (1) share of the Surviving Company, which shall constitute the only outstanding share of Surviving Company and be owned by PubCo; and

(b)	each share of the Merging Company that is issued and outstanding immediately prior to the Effective Time shall cancelled for no consideration.

8	Rights and Restrictions of Shares

8.1	At the Effective Time, the rights and restrictions attaching to the shares of the Surviving Company shall be as set out in the Memorandum and Articles of the Surviving Company (as defined below).

9	Memorandum and Articles

9.1	At the Effective Time, the memorandum and articles of association of the Surviving Company shall be amended and restated by their deletion in their entirety and substitution in their place of the amended and restated memorandum and articles of association of the Surviving Company in the form attached as Annexure 2 hereto (the Memorandum and Articles of the Surviving Company).

E-2

10	Property

10.1	At the Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interest and all contracts, obligations, claims, debts and liabilities of each Constituent Companies, all as more particularly described in the Merger Agreement.

11	Director of the Surviving Company

11.1	The name and address of the directors of the Surviving Company are

(a)	[…] of […]; and

(b)	[…] of […]

12	Director Benefits

12.1	No amounts or benefits have been paid, or shall be payable to any director of the Constituent Companies in connection with the Merger, other than by reason of their ownership of the shares or other equity securities in the Company in issue and outstanding immediately prior to the Effective Time.

13	Secured Creditors

13.1	The Surviving Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

13.2	The Merging Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

14	Approval and Authorisation

14.1	This Plan of Merger has been approved by the board of directors of each of the Surviving Company and the Merging Company pursuant to section 233(3) of the Companies Act.

14.2	This Plan of Merger has been approved by the shareholders of each of the Surviving Company and the Merging Company pursuant to section 233(6) of the Companies Act.

15	Variation

15.1	At any time prior to the Effective Time, this Plan of Merger may be amended by the boards of directors of both the Surviving Company and the Merging Company to:

(a)	change the Effective Time provided that such changed date shall not be a date earlier than the date on which this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands or later than the ninetieth (90th) day after the date of such; and

(b)	effect any other changes to this Plan of Merger as the Merger Agreement or this Plan of Merger may expressly authorise the boards of directors of both the Surviving Company and the Merging Company to effect in their discretion.

E-3

16	Right of Termination

16.1	At any time prior to the Effective Time, this Plan of Merger may be terminated by the boards of directors of both the Surviving Company and the Merging Company pursuant to the terms and conditions of the Merger Agreement.

17	Governing Law

17.1	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands. The Constituent Companies hereby agree to submit any dispute arising from this Plan of Merger to the exclusive jurisdiction of the courts of the Cayman Islands.

18	Counterparts

18.1	This Plan of Merger may be executed in counterparts by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page to follow]

E-4

In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

Signed for and on behalf of: ATMC Merger Sub 2 Limited

By:
Title: Director
Duly authorised signatory

Signed for and on behalf of: AlphaTime Acquisition Corp

By:
Title: Director
Duly authorised signatory

E-5

Annexure 1

Merger Agreement

E-6

Annexure 2

Memorandum and Articles of the Surviving Company

Companies Act (Revised)

Company Limited by Shares

[ATMC Merger Sub 2 Limited]

Amended and restated

MEMORANDUM of association

(as adopted by a Special Resolution passed on […] and effective on […])

Companies Act (Revised)

Company Limited by Shares

Amended and Restated

Memorandum of Association

of

[ATMC Merger Sub 2 Limited]

(as adopted by a Special Resolution passed on […] and effective on […])

1	The name of the Company is [ATMC Merger Sub 2 Limited].

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27(2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised); or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is USD50,000 divided into 50,000 Ordinary shares of par value USD1.00 each. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares;

(b)	to increase or reduce its capital;

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited by Shares

[ATMC Merger Sub 2 Limited]

Amended and restated

ARTICLES of association

(as adopted by a Special Resolution passed on […] and effective on […])

CONTENTS

1	Definitions, interpretation and exclusion of Table A	1
Definitions		1
Interpretation		2
Exclusion of Table A Articles		3

2	Shares	3
Power to issue Shares and options, with or without special rights		3
Power to issue fractions of a Share		4
Power to pay commissions and brokerage fees		4
Trusts not recognised		4
Power to vary class rights		4
Effect of new Share issue on existing class rights		5
Capital contributions without issue of further Shares		5
No bearer Shares or warrants		5
Treasury Shares		5
Rights attaching to Treasury Shares and related matters		6

3	Share certificates	6
Issue of share certificates		6
Renewal of lost or damaged share certificates		7

4	Lien on Shares	7
Nature and scope of lien		7
Company may sell Shares to satisfy lien		7
Authority to execute instrument of transfer		8
Consequences of sale of Shares to satisfy lien		8
Application of proceeds of sale		8

5	Calls on Shares and forfeiture	8
Power to make calls and effect of calls		8
Time when call made		9
Liability of joint holders		9
Interest on unpaid calls		9
Deemed calls		9
Power to accept early payment		9
Power to make different arrangements at time of issue of Shares		10
Notice of default		10
Forfeiture or surrender of Shares		10
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		10
Effect of forfeiture or surrender on former Member		10
Evidence of forfeiture or surrender		11
Sale of forfeited or surrendered Shares		11

6	Transfer of Shares	11
Form of transfer		11
Power to refuse registration		12
Notice of refusal to register		12

Power to suspend registration		12
Fee, if any, payable for registration		12
Company may retain instrument of transfer		12

7	Transmission of Shares	12
Persons entitled on death of a Member		12
Registration of transfer of a Share following death or bankruptcy		12
Indemnity		13
Rights of person entitled to a Share following death or bankruptcy		13

8	Alteration of capital	13
Increasing, consolidating, converting, dividing and cancelling share capital		13
Dealing with fractions resulting from consolidation of Shares		14
Reducing share capital		14

9	Redemption and purchase of own Shares	14
Power to issue redeemable Shares and to purchase own Shares		14
Repurchase of subscriber Share		15
Power to pay for redemption or purchase in cash or in specie		15
Effect of redemption or purchase of a Share		15

10	Meetings of Members	15
Power to call meetings		15
Content of notice		16
Period of notice		17
Persons entitled to receive notice		17
Publication of notice on a website		17
Time a website notice is deemed to be given		17
Required duration of publication on a website		17
Accidental omission to give notice or non-receipt of notice		18

11	Proceedings at meetings of Members	18
Quorum		18
Lack of quorum		18
Use of technology		18
Chairman		19
Right of a director to attend and speak		19
Adjournment		19
Method of voting		19
Outcome of vote by show of hands		19
Withdrawal of demand for a poll		20
Taking of a poll		20
Chairman’s casting vote		20
Amendments to resolutions		20
Written resolutions		21
Sole-member company		21

12	Voting rights of Members	21
Right to vote		21
Rights of joint holders		22

Representation of corporate Members		22
Member with mental disorder		22
Objections to admissibility of votes		23
Form of proxy		23
How and when proxy is to be delivered		24
Voting by proxy		24

13	Number of directors	24

14	Appointment, disqualification and removal of directors	25
First directors		25
No age limit		25
Corporate directors		25
No shareholding qualification		25
Appointment of directors		25
Removal of directors		26
Resignation of directors		26
Termination of the office of director		26

15	Alternate directors	26
Appointment and removal		26
Notices		27
Rights of alternate director		27
Appointment ceases when the appointor ceases to be a director		28
Status of alternate director		28
Status of the director making the appointment		28

16	Powers of directors	28
Powers of directors		28
Appointments to office		29
Remuneration		29
Disclosure of information		30

17	Delegation of powers	30
Power to delegate any of the directors’ powers to a committee		30
Power to appoint an agent of the Company		30
Power to appoint an attorney or authorised signatory of the Company		31
Power to appoint a proxy		31

18	Meetings of directors	31
Regulation of directors’ meetings		31
Calling meetings		31
Notice of meetings		31
Period of notice		31
Use of technology		32
Place of meetings		32
Quorum		32
Voting		32
Validity		32
Recording of dissent		32

Written resolutions		32
Sole director’s minute		33
19	Permissible directors’ interests and disclosure	33

Permissible interests subject to disclosure		33
Notification of interests		34
Voting where a director is interested in a matter		34

20	Minutes	34

21	Accounts and audit	34
Accounting and other records		34
No automatic right of inspection		34
Sending of accounts and reports		35
Time of receipt if documents are published on a website		35
Validity despite accidental error in publication on website		35
When accounts are to be audited		36

22	Financial year	36

23	Record dates	36

24	Dividends	36
Declaration of dividends by Members		36
Payment of interim dividends and declaration of final dividends by directors		36
Apportionment of dividends		37
Right of set off		37
Power to pay other than in cash		37
How payments may be made		38
Dividends or other moneys not to bear interest in absence of special rights		38
Dividends unable to be paid or unclaimed		38

25	Capitalisation of profits	39
Capitalisation of profits or of any share premium account or capital redemption reserve		39
Applying an amount for the benefit of members		39

26	Share premium account	39
Directors to maintain share premium account		39
Debits to share premium account		39

27	Seal	40
Company seal		40
Duplicate seal		40
When and how seal is to be used		40
If no seal is adopted or used		40
Power to allow non-manual signatures and facsimile printing of seal		40
Validity of execution		41

28	Indemnity	41
Indemnity		41
Release		41
Insurance		42

29	Notices	42
Form of notices		42
Electronic communications		42
Persons authorised to give notices		43
Delivery of written notices		43
Joint holders		43
Signatures		43
Evidence of transmission		43
Giving notice to a deceased or bankrupt Member		43
Date of giving notices		44
Saving provision		44

30	Authentication of Electronic Records	45
Application of Articles		45
Authentication of documents sent by Members by Electronic means		45
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		45
Manner of signing		46
Saving provision		46

31	Transfer by way of continuation	46

32	Winding up	47
Distribution of assets in specie		47
No obligation to accept liability		47
The directors are authorised to present a winding up petition		47

33	Amendment of Memorandum and Articles	47
Power to change name or amend Memorandum		47
Power to amend these Articles		47

Companies Act (Revised)

Company Limited by Shares

Amended and Restated

Articles of Association

of

[ATMC Merger Sub 2 Limited]

(as adopted by a Special Resolution passed on […] and effective on […])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised).

Articles means, as appropriate:

(a)	these Articles of Association as amended from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Business Day means a day other than a public holiday in the place where the Company’s registered office is located, a Saturday or a Sunday.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Company means the above-named company.

Default Rate means 10% (ten per cent) per annum.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

1

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Islands means the British Overseas Territory of the Cayman Islands.

Member means any person or persons entered on the register of members from time to time as the holder of a Share.

Memorandum means the Memorandum of Association of the Company as amended from time to time.

Officer means a person appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator, but does not include the Secretary.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a unanimous written resolution.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.12.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

2

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and the Articles about the redemption and purchase of the Company’s own Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3

Power to issue fractions of a Share

2.3	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.4	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.5	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.6	Except as required by law:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.7	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.8	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

4

Effect of new Share issue on existing class rights

2.9	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.10	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.11	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.12	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

5

Rights attaching to Treasury Shares and related matters

2.13	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.14	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.15	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.16	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3	Share certificates

Issue of share certificates

3.1	Upon being entered in the register of members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

3.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

6

Renewal of lost or damaged share certificates

3.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

4.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

4.4	The Shares may be sold in such manner as the directors determine.

7

4.5	To the maximum extent permitted by law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

4.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

8

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

9

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

5.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

10

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6	Transfer of Shares

Form of transfer

6.1	Subject to the following Articles about the transfer of Shares, a Member may transfer Shares to another person by completing an instrument of transfer, in a common form or in a form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

11

Power to refuse registration

6.2	The directors may refuse to register the transfer of a Share to any person. They may do so in their absolute discretion, without giving any reason for their refusal, and irrespective of whether the Share is Fully Paid or the Company has no lien over it.

Notice of refusal to register

6.3	If the directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

Power to suspend registration

6.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Fee, if any, payable for registration

6.5	If the directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.

Company may retain instrument of transfer

6.6	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

12

7.4	That person must produce such evidence of his entitlement as the directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

13

Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act, and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

14

Repurchase of subscriber Share

9.2	Unless the directors determine otherwise, as soon as the directors determine that it is lawful for the Company to do so, the Company shall purchase from the subscriber to the Memorandum the One Share agreed to be taken by such subscriber. Such Share shall be repurchased for cash at its par value and the Company may make a payment out of capital in respect of such purchase price.

Power to pay for redemption or purchase in cash or in specie

9.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10	Meetings of Members

Power to call meetings

10.1	The directors may call a general meeting at any time.

15

10.2	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

10.3	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.4	The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

10.5	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

10.6	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

10.7	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

10.8	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.9	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.10	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

16

Period of notice

10.11	At least five Clear Days’ notice of a general meeting must be given to Members. But a meeting may be convened on shorter notice with the consent of the Member or Members who, individually or collectively, hold at least 90% of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.12	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

10.13	Subject to the Act, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

10.14	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. But this will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

10.15	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

10.16	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.

17

Accidental omission to give notice or non-receipt of notice

10.17	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.18	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: two Members.

Lack of quorum

11.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy shall constitute a quorum.

Use of technology

11.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

18

Chairman

11.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

11.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

11.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

11.7	The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.8	Should a meeting be adjourned for more than seven Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least seven Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.9	A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of the show of hands, a poll is duly demanded. A poll may be demanded:

(a)	by the chairman; or

(b)	by any Member or Members present who, individually or collectively, hold at least 10% of the voting rights of all those who have a right to vote on the resolution.

Outcome of vote by show of hands

11.10	Unless a poll is duly demanded, a declaration by the chairman as to the result of a resolution and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the outcome of a show of hands without proof of the number or proportion of the votes recorded in favour of or against the resolution.

19

Withdrawal of demand for a poll

11.11	The demand for a poll may be withdrawn before the poll is taken, but only with the consent of the chairman. The chairman shall announce any such withdrawal to the meeting and, unless another person forthwith demands a poll, any earlier show of hands on that resolution shall be treated as the vote on that resolution; if there has been no earlier show of hands, then the resolution shall be put to the vote of the meeting.

Taking of a poll

11.12	A poll demanded on the question of adjournment shall be taken immediately.

11.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

11.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

11.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

11.16	If the votes on a resolution, whether on a show of hands or on a poll, are equal the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

11.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

11.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

20

11.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

11.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

11.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

11.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

11.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12	Voting rights of Members

Right to vote

12.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, whether on a show of hands or on a poll, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

21

12.2	Members may vote in person or by proxy.

12.3	On a show of hands, every Member shall have one vote. For the avoidance of doubt, an individual who represents two or more Members, including a Member in that individual’s own right, that individual shall be entitled to a separate vote for each Member.

12.4	On a poll a Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

12.5	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

12.6	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.7	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

12.8	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.9	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.10	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

12.11	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.12	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.13	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

Member with mental disorder

12.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

22

12.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

12.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

12.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

23

How and when proxy is to be delivered

12.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company at any time before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place within the Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

12.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

12.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

13	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum number shall be ten. There shall be no directors, however, until the first director is or the first directors are appointed by the subscriber or subscribers to the Memorandum.

24

14	Appointment, disqualification and removal of directors

First directors

14.1	The first directors shall be appointed in writing by the subscriber or subscribers to the Memorandum.

No age limit

14.2	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

14.3	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment of directors

14.5	A director may be appointed by Ordinary Resolution or by the directors. Any appointment may be to fill a vacancy or as an additional director.

14.6	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

25

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

14.7	A remaining director may appoint a director even though there is not a quorum of directors.

14.8	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

Removal of directors

14.9	A director may be removed by Ordinary Resolution.

Resignation of directors

14.10	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.11	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

14.12	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months.

15	Alternate directors

Appointment and removal

15.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

26

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 15.4(c)).

15.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 15.4.

15.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 15.1.

15.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

15.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

27

15.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

15.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

15.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

15.10	An alternate director shall carry out all functions of the director who made the appointment.

15.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

15.12	An alternate director is not the agent of the director appointing him.

15.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

15.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

16	Powers of directors

Powers of directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

28

Appointments to office

16.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as managing director;

(c)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

16.4	The appointee must consent in writing to holding that office.

16.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

16.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

16.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

16.8	The Secretary or Officer must consent in writing to holding that office.

16.9	A director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Remuneration

16.10	Every director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at directors’ meetings.

16.11	A director’s remuneration shall be fixed by the Company by Ordinary Resolution. Unless that resolution provides otherwise, the remuneration shall be deemed to accrue from day to day.

16.12	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

16.13	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

29

Disclosure of information

16.14	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the directors’ powers to a committee

17.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

17.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

17.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

17.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

17.5	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

30

Power to appoint an attorney or authorised signatory of the Company

17.6	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

17.7	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

17.8	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

17.9	Articles 15.1 to 15.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

17.10	A proxy is an agent of the director appointing him and is not an officer of the Company.

18	Meetings of directors

Regulation of directors’ meetings

18.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

18.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral.

Period of notice

18.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. But a meeting may be convened on shorter notice with the consent of all directors.

31

Use of technology

18.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

18.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

18.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

18.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

18.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

18.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

18.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

32

18.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. But if a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

18.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

18.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

19	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

19.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

19.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested;

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

19.3	Such disclosure may be made at a meeting at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

19.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

33

Notification of interests

19.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

19.6	A director shall not be treated as having an interest in a transaction or arrangement if he has no knowledge of that interest and it is unreasonable to expect the director to have that knowledge.

Voting where a director is interested in a matter

19.7	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

19.8	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

20	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

21	Accounts and audit

Accounting and other records

21.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

21.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

34

Sending of accounts and reports

21.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

21.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

21.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

21.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

35

When accounts are to be audited

21.7	Unless the directors or the Members, by Ordinary Resolution, so resolve or unless the Act so requires, the Company’s accounts will not be audited. If the Members so resolve, the Company’s accounts shall be audited in the manner determined by Ordinary Resolution. Alternatively, if the directors so resolve, they shall be audited in the manner they determine.

22	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

23	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

24	Dividends

Declaration of dividends by Members

24.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

24.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

24.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

36

24.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

24.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

24.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

24.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

37

How payments may be made

24.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

24.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

24.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

24.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

24.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

24.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

24.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

38

25	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

25.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

25.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

25.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

26	Share premium account

Directors to maintain share premium account

26.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

26.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

39

(b)	any other amount paid out of a share premium account as permitted by the Act.

26.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

27	Seal

Company seal

27.1	The Company may have a seal if the directors so determine.

Duplicate seal

27.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

27.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

27.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

27.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

40

Validity of execution

27.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

28	Indemnity

Indemnity

28.1	To the extent permitted by law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director (including alternate director) or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s (including alternate director’s) or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director (including alternate director) or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

No such existing or former Secretary, director (including alternate director) or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

28.2	To the extent permitted by law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director (including alternate director) or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director (including alternate director) or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director (including alternate director) or that Officer for those legal costs.

Release

28.3	To the extent permitted by law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

41

Insurance

28.4	To the extent permitted by law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

29	Notices

Form of notices

29.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

29.2	Without limitation to Articles 15.1 to 15.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 17.8 to 17.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

42

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

29.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

29.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

29.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

29.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of members.

Signatures

29.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

29.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

29.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

29.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

29.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

43

29.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

29.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	7 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

29.14	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

44

30	Authentication of Electronic Records

Application of Articles

30.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 30.2 or Article 30.4 applies.

Authentication of documents sent by Members by Electronic means

30.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

30.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 30.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

30.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

45

30.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 30.7 applies.

Manner of signing

30.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

30.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

31	Transfer by way of continuation

31.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

31.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

46

32	Winding up

Distribution of assets in specie

32.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

32.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

32.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

33	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

33.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

33.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

47